File No. 33-24962
                                                 Investment Company No. 811-5186



    As filed with the Securities and Exchange Commission on December 28, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             Registration Statement under The Securities Act of 1933


                         Post-Effective Amendment No. 28


         Registration Statement under The Investment Company Act of 1940


                                Amendment No. 30


                             AMERICAN SKANDIA TRUST

               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484

               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 926-1888
              (Registrant's Telephone Number, Including Area Code)


                         ERIC C. FREED, ESQ., SECRETARY
                             AMERICAN SKANDIA TRUST
                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484

                     (Name and Address of Agent for Service)

                                   Copies to:

                             ROBERT K. FULTON, ESQ.
                                WERNER & KENNEDY
               1633 BROADWAY, 46TH FLOOR, NEW YORK, NEW YORK 10019


 It is proposed that this filing will become effective (check appropriate space)


         _____   immediately upon filing pursuant to paragraph (b).
         [X]     on December 31, 1998 pursuant to paragraph (b) of rule 485.
         _____   60 days after filing pursuant to paragraph (a)(1).
         _____   on _______ pursuant to paragraph (a)(1).
         _____   75 days after filing pursuant to paragraph (a)(2).
         _____   on _______ pursuant to paragraph (a)(2) of rule 485.
         _____   this post-effective amendment designates a new effective
                 date for a previously filed post-effective amendment.


  Shares of Beneficial Interest of the Various Series of American Skandia Trust
                     (Title of Securities Being Registered)

                             AMERICAN SKANDIA TRUST

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET


Form N-1A
Item Number


Part A                              Prospectus Caption

      1.                            Cover Page
      2.                            Portfolio Annual Expenses
      3.   (a)(d)                   Financial Highlights
           (b)                      *
           (c)                      Performance
      4.                            Investment Objectives and
                                       Policies; Certain Risk Factors and
                                       Investment Methods; Organization and
                                       Management of the Trust
      5.   (a)(b)(c)(d)             Organization and Management of the Trust
           (e)                      Transfer and Shareholder Servicing Agent
           (f)                      Portfolio Annual Expenses
           (g)                      Brokerage Allocation
      5A.                           *
      6.   (a)                      Description of Shares of the Trust
           (b)                      Purchase and Redemption of Shares
           (c)(d)(f)(h)             *
           (e)                      Cover Page; Other Information
           (g)                      Tax Matters
      7.   (a)                      *
           (b)                      Purchase and Redemption of Shares;
                                Net Asset Values
           (c)(d)(e)(f)(g)          *
      8.                            Purchase and Redemption of Shares
      9.                            *



                             Statement of Additional

Part B                              Information Caption

      10.                           Cover Page
      11.                           Table of Contents
      12.                           General Information and History
      13.       (a)(b)(c)           Investment Objectives and Policies;
                                       Investment Restrictions;
                                       Allocation of Investments
                (d)                 Portfolio Turnover
      14.                           Management
      15.                           Other Information
      16.       (a) (b)             Investment Advisory and Other Services;
                                    See also Prospectus
                (c)(e)(f)(g)(i)     *
                (d)                 Investment Advisory and Other Services
                (h)                 See Prospectus
      17.       (a)(b)(c)           Brokerage Allocation
                (d)(e)              *
      18.                           See Prospectus
      19.       (a)                 Purchase and Redemption of Shares;
                                    See also Prospectus
                (b)                 Computation of Net Asset Values
                (c)                 *
      20.                           Tax Matters; See also Prospectus
      21.                           Underwriter
      22.                           Performance
      23.                           Financial Statements


Part C

           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.





* Not Applicable

PROSPECTUS                                                     December 31, 1998
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing investment objectives of its Portfolios. The Portfolios as of the date of this Prospectus and their respective investment objectives are as follows:


AST Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. AST Lord Abbett Small Cap Value Portfolio seeks long-term capital appreciation. AST JanCap Growth Portfolio seeks growth of capital in a manner consistent with preservation of capital. AST Janus Overseas Growth Portfolio seeks long-term
growth  of  capital.   AST  Janus  Small-Cap   Growth  Portfolio  seeks  capital
appreciation. AST Money Market Portfolio seeks high current income and maintenance of high levels of liquidity. AST Federated High Yield Portfolio seeks high current income by investing primarily in a diversified portfolio of fixed income securities. AST T. Rowe Price Asset Allocation Portfolio seeks a high level of total return by investing primarily in a diversified group of fixed income and equity securities. T. Rowe Price International Equity Portfolio seeks total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. AST T. Rowe Price Natural Resources Portfolio seeks long-term growth of capital through investments primarily in common stocks of companies which own or develop natural resources and other basic commodities. T. Rowe Price International Bond Portfolio seeks to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. AST T. Rowe Price Small Company Value Portfolio seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. AST Founders Passport Portfolio seeks capital appreciation. AST INVESCO Equity Income Portfolio seeks high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. AST PIMCO Total Return Bond Portfolio seeks to maximize total return, consistent with preservation of capital. AST PIMCO Limited
Maturity Bond Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management. AST American Century International Growth Portfolio seeks capital growth. AST American Century Strategic Balanced Portfolio seeks capital growth and current income. AST Putnam Value Growth & Income Portfolio seeks capital growth. Current income is a secondary objective. AST Putnam International Equity Portfolio seeks capital appreciation. AST Putnam Balanced Portfolio seeks a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. AST Cohen & Steers Realty Portfolio seeks to maximize total return through investment in real estate securities. AST Stein Roe Venture Portfolio seeks long-term capital appreciation. AST Bankers Trust Enhanced 500 Portfolio seeks to outperform the total return of the Standard & Poor's 500 Composite Stock Price Index, an index emphasizing large capitalization stocks. AST Marsico Capital Growth Portfolio seeks capital growth. AST Neuberger Berman Mid-Cap Value Portfolio seeks capital growth. AST Neuberger Berman Mid-Cap Growth Portfolio seeks capital appreciation. AST Oppenheimer Large-Cap Growth Portfolio seeks capital appreciation. AST Kemper Small-Cap Growth Portfolio seeks maximum appreciation of investors' capital from a portfolio consisting primarily of growth stocks of smaller companies.


Investments in the Trust are neither insured nor guaranteed by the United States Government. Such investments are not bank deposits, and are not insured by, guaranteed by, obligations of, or otherwise supported by, any bank. Although the AST Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Trust and should be retained for future reference. A Statement of Additional Information, dated December 31, 1998 (the "SAI"), containing additional information about the Trust has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The Trust's SAI is available without charge upon request to the Trust at the above address or by calling
(800) 752-6342. The Commission maintains a Web site (http:/ /www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. (continued on page 2)

Shares of the Trust are available to, and are marketed as a pooled funding vehicle for, life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. As of the date of this Prospectus, the only Participating Insurance Companies are American Skandia Life Assurance Corporation and Kemper Investors Life Insurance Company. From time to time, however, the Trust may enter into participation agreements with other Participating Insurance Companies. The profit sharing plan covering employees of American Skandia Life Assurance Corporation and its affiliates (the "Skandia Qualified Plan"), which is a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, may also directly own shares of the Trust. The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular variable annuity contract or variable life insurance policy or the Qualified Plan. Please read the Prospectus of the variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for information regarding contract fees and expenses and any restrictions on purchases.

                                TABLE OF CONTENTS

Caption                                                                                                        Page



Portfolio Annual Expenses.........................................................................................4
Financial Highlights..............................................................................................8
Investment Objectives and Policies...............................................................................16
     AST Lord Abbett Growth and Income Portfolio.................................................................16
     AST Lord Abbett Small Cap Value Portfolio...................................................................17
     AST JanCap Growth Portfolio.................................................................................20
     AST Janus Overseas Growth Portfolio.........................................................................22
     AST Janus Small-Cap Growth Portfolio........................................................................24
     AST Money Market Portfolio..................................................................................27
     AST Federated High Yield Portfolio..........................................................................29
     AST T. Rowe Price Asset Allocation Portfolio................................................................32
     AST T. Rowe Price International Equity Portfolio............................................................35
     AST T. Rowe Price Natural Resources Portfolio...............................................................37
     AST T. Rowe Price International Bond Portfolio..............................................................39
     AST T. Rowe Price Small Company Value Portfolio.............................................................43
     AST Founders Passport Portfolio.............................................................................45
     AST INVESCO Equity Income Portfolio.........................................................................50
     AST PIMCO Total Return Bond Portfolio.......................................................................51
     AST PIMCO Limited Maturity Bond Portfolio...................................................................58
     AST American Century International Growth Portfolio.........................................................64
     AST American Century Strategic Balanced Portfolio...........................................................68
     AST Putnam Value Growth & Income Portfolio..................................................................73
     AST Putnam International Equity Portfolio...................................................................74
     AST Putnam Balanced Portfolio...............................................................................77
     AST Cohen & Steers Realty Portfolio.........................................................................80
     AST Stein Roe Venture Portfolio.............................................................................82
     AST Bankers Trust Enhanced 500 Portfolio....................................................................85
     AST Marsico Capital Growth Portfolio........................................................................88
     AST Neuberger Berman Mid-Cap Value Portfolio................................................................90
     AST Neuberger Berman Mid-Cap Growth Portfolio...............................................................94
     AST Oppenheimer Large-Cap Growth Portfolio..................................................................99
     AST Kemper Small-Cap Growth Portfolio......................................................................100
Certain Risk Factors and Investment Methods.....................................................................104
Regulatory Matters..............................................................................................111
Portfolio Turnover..............................................................................................111
Brokerage Allocation............................................................................................112
Investment Restrictions.........................................................................................112
Net Asset Values................................................................................................113
Purchase and Redemption of Shares...............................................................................113
Organization and Management of the Trust........................................................................113
Tax Matters.....................................................................................................126
Description of Shares of the Trust..............................................................................127
Performance.....................................................................................................127
Transfer and Shareholder Servicing Agent........................................................................128
Custodian.......................................................................................................128
Counsel and Auditors............................................................................................129
Other Information...............................................................................................129


PORTFOLIO ANNUAL EXPENSES (as a percentage of average net assets): Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1997. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable.

Maximum Sales Load Imposed on Purchases (as a percentage of offering price) NONE* Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price) NONE* Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable) NONE* Redemption Fees (as a percentage of amount redeemed, if applicable) NONE* Exchange Fee NONE*

* Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. The table on the following page does not reflect any such charges.

     Annual Fund Operating Expenses (as a percentage of average net assets)

                                                                                               Total        Total
                                                                                                  Annual       Annual
                                    Management   Management     Other           Other          Expenses     Expenses
                                    Fee          Fee            Expenses        Expenses       after any    without any
                                    after any    without any    after any       without any    applicable   applicable
Portfolio:                          voluntary    voluntary      applicable      applicable     waiver or    waiver or
                                    waiver       waiver         reimbursement   reimbursement  reimbursementreimbursement
------------------------------------------------------------------------------------------------------------------------------------

AST Lord Abbett Growth and Income     N/A         0.75%              N/A          0.18%             N/A        0.93%
AST Lord Abbett Small Cap Value(1)    N/A         0.95%              N/A          0.37%             N/A        1.32%
AST JanCap Growth                   0.88%         0.90%              N/A          0.18%           1.06%        1.08%
AST Janus Overseas Growth             N/A         1.00%              N/A          0.35%             N/A        1.35%
AST Janus Small-Cap Growth            N/A         0.90%              N/A          0.23%             N/A        1.13%
AST Money Market                    0.45%         0.50%            0.15%          0.19%           0.60%        0.69%
AST Federated High Yield              N/A         0.75%              N/A          0.23%             N/A        0.98%
AST T. Rowe Price Asset Allocation    N/A         0.85%              N/A          0.28%             N/A        1.13%
AST T. Rowe Price International EquityN/A         1.00%              N/A          0.26%             N/A        1.26%
AST T. Rowe Price Natural Resources   N/A         0.90%              N/A          0.26%             N/A        1.16%
AST T. Rowe Price International Bond  N/A         0.80%              N/A          0.31%             N/A        1.11%
AST T. Rowe Price Small Company Value N/A         0.90%              N/A          0.26%             N/A        1.16%
AST Founders Passport                 N/A         1.00%              N/A          0.35%             N/A        1.35%
AST INVESCO Equity Income             N/A         0.75%              N/A          0.20%             N/A        0.95%
AST PIMCO Total Return Bond           N/A         0.65%              N/A          0.21%             N/A        0.86%
AST PIMCO Limited Maturity Bond       N/A         0.65%              N/A          0.23%             N/A        0.88%
AST American Century International Growth           N/A            1.00%            N/A           0.75%          N/A  1.75%
AST American Century Strategic BalancedN/A        0.85%            0.40%          0.50%           1.25%        1.35%
AST Putnam Value Growth & Income      N/A         0.75%              N/A          0.48%             N/A        1.23%
AST Putnam International Equity       N/A         0.88%              N/A          0.27%             N/A        1.15%
AST Putnam Balanced                   N/A         0.74%              N/A          0.29%             N/A        1.03%
AST Cohen & Steers Realty(1)          N/A         1.00%              N/A          0.29%             N/A        1.29%
AST Stein Roe Venture(1)              N/A         0.95%            0.40%          1.24%           1.35%        2.19%
AST Bankers Trust Enhanced 500(1)     N/A         0.60%            0.20%          0.29%           0.80%        0.89%
AST Marsico Capital Growth(2)         N/A         0.90%              N/A          0.21%             N/A        1.11%
AST Neuberger Berman Mid-Cap Value(3) N/A         0.90%              N/A          0.25%             N/A        1.15%
AST Neuberger Berman Mid-Cap Growth(4)N/A         0.90%              N/A          0.24%             N/A        1.14%
AST Oppenheimer Large-Cap Growth(5)   N/A         0.90%              N/A          0.23%             N/A        1.13%
AST Kemper Small-Cap Growth(6)        N/A         0.95%            0.40%          0.60%           1.35%        1.55%

(1) These Portfolios commenced operations in January 1998. "Other Expenses" shown are based on estimated amounts for the fiscal year ending December 31, 1998. (2) This Portfolio commenced operations in December 1997. "Other Expenses" shown are based on estimated amounts for the fiscal year ending December 31, 1998. (3) Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of .75% of the first $50 million of the average daily net assets of the Portfolio, plus .60% of the Portfolio's average daily net assets in excess of $50 million. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager. (4) Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of .75% of the average daily net assets of the Portfolio. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager. (5) Prior to December 31, 1998, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of 1.00% of the average daily net assets of the Portfolio. As of December 31, 1998, the Investment Manager engaged OppenheimerFunds, Inc. as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio, plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager. (6) This Portfolio had not commenced operations as of the date of this Prospectus. "Other expenses" shown are based on estimated amounts for the fiscal year ending December 31, 1999.

EXPENSE EXAMPLES:

The examples shown assume that the total annual expenses for the Portfolios throughout the period specified will be the lower of the total annual expenses without any applicable reimbursement or expenses after any applicable reimbursement.

     You would pay the  following  expenses  rounded to the nearest  dollar on a
$1,000 investment,  assuming a 5% hypothetical  annual return at the end of each time period shown below: After: Portfolio: 1 yr. 3 yrs. 5 yrs. 10 yrs. ---------
------------------------------------------------------------

AST Lord Abbett Growth and Income                    10                30               52                116
AST Lord Abbett Small Cap Value                      13                42               N/A               N/A
AST JanCap Growth                                    11                34               59                130
AST Janus Overseas Growth                            14                43               74                162
AST Janus Small-Cap Growth                           12                36               62                137
AST Money Market                                     6                 19               33                75
AST Federated High Yield                             10                31               54                120
AST T. Rowe Price Asset Allocation                   12                36               62                137
AST T. Rowe Price International Equity               13                40               69                152
AST T. Rowe Price Natural Resources                  12                37               64                141
AST T. Rowe Price International Bond                 11                35               61                135
AST T. Rowe Price Small Company                      12                37               64                141
AST Founders Passport                                14                43               74                162
AST INVESCO Equity Income                            10                31               53                117
AST PIMCO Total Return Bond                          9                 28               48                107
AST PIMCO Limited Maturity Bond                      9                 28               49                108
AST American Century International Growth            18                56               96                208
AST American Century Strategic Balanced              13                40               69                152
AST Putnam Value Growth & Income                     13                40               69                150
AST Putnam International Equity                      12                37               64                140
AST Putnam Balanced                                  11                33               57                126
AST Cohen & Steers Realty                            13                41               N/A               N/A
AST Stein Roe Venture                                14                43               N/A               N/A
AST Bankers Trust Enhanced 500                       8                 26               N/A               N/A
AST Marsico Capital Growth                           11                35               N/A               N/A
AST Neuberger Berman Mid-Cap Value                   12                37               64                140
AST Neuberger Berman Mid-Cap Growth                  12                37               64                140
AST Oppenheimer Large-Cap Growth                     12                36               62                137
AST Kemper Small-Cap Growth                          14                43               N/A               N/A

The above tables are provided to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s). THE ABOVE EXPENSE EXAMPLES ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE PORTFOLIOS' PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



























                        (This page has been intentionally left blank.)

FINANCIAL HIGHLIGHTS (Selected Per Share Data for an Average Share Outstanding and Ratios Throughout Each Period): The tables below contain unaudited financial information and financial information which has been audited in conjunction with the annual audits of the financial statements of American Skandia Trust by Deloitte & Touche LLP, Independent Auditors. Audited Financial Statements for the year ended December 31, 1997 and the Independent Auditors' Report thereon, and unaudited Financial Statements for the period ended June 30, 1998, are included in the Trust's SAI, which is available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342. Further information about the performance of the Portfolios is contained in the annual reports of the separate accounts funding the variable annuity contracts and variable life insurance policies, which also may be obtained without charge upon request to the Trust at that address or phone number. The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolios. No financial information is included for the AST Kemper Small-Cap Growth Portfolio, which had not been offered publicly prior to the date of this Prospectus.


---------------------------------------------------------------------------------------------------------------------------
                            INCREASE (DECREASE) FROM
                                                 INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS

                                    Net Asset      Net
                                                                                                                          Net Asset
                                     Value       Investment  Net Realized Total From  From Net    From Net                  Value
                        Period      Beginning     Income    & Unrealized  Investment  Investment  Realized    Total           End
     Portfolio          Ended       of Period     (Loss)    Gain (Loss)   Operations  Income      Gains     Distributions of Period
     ---------          -----       ---------     ------    -----------   ----------  ------       -----    -------------  ---------
AST Putnam           06/30/98*      $21.29       $0.23       $4.05         $4.28   $(0.67)       $(1.96)    $(2.63)       $22.94
International Equity 12/31/97        19.22        0.36        2.96          3.32    (0.30)        (0.95)     (1.25)        21.29
                     12/31/96        18.20        0.16        1.55          1.71    (0.32)        (0.37)     (0.69)        19.22
                     12/31/95        17.61        0.14        1.44          1.58        --        (0.99)     (0.99)        18.20
                     12/31/94        17.34        0.10        0.36          0.46    (0.03)        (0.16)     (0.19)        17.61
                     12/31/93        12.74        0.14        4.46          4.60        --            --         --        17.34
                     12/31/92        13.90      (0.17)      (0.99)        (1.16)        --            --         --        12.74
                     12/31/91        12.99        0.01        0.90          0.91        --            --         --        13.90
                     12/31/90        13.76        0.22      (0.63)        (0.41)    (0.23)        (0.13)     (0.36)        12.99
                     12/31/89(2)     10.00        0.06        3.70          3.76        --            --         --        13.76

AST Lord Abbett      06/30/98*      $20.53       $0.13       $1.80         $1.93    $(0.25)      $(1.08)    $(1.33)       $21.13
   Growth and Income 12/31/97        17.17        0.24        3.76          4.00     (0.23)       (0.41)     (0.64)        20.53
                     12/31/96        14.98        0.23        2.48          2.71     (0.17)       (0.35)     (0.52)        17.17
                     12/31/95        12.00        0.16        3.22          3.38     (0.20)       (0.20)     (0.40)        14.98
                     12/31/94        12.06        0.20        0.06          0.26     (0.12)       (0.20)     (0.32)        12.00
                     12/31/93        10.70        0.11        1.35          1.46     (0.04)       (0.06)     (0.10)        12.06
                   12/31/92(3)       10.00        0.07        0.63          0.70         --           --         --        10.70

AST JanCap Growth    06/30/98*      $23.15       $0.04       $7.53         $7.57    $(0.08)      $(1.21)    $(1.29)       $29.43
                     12/31/97        18.79        0.06        5.16          5.22     (0.05)       (0.81)     (0.86)        23.15
                     12/31/96        15.40        0.02        4.19          4.21     (0.02)       (0.80)     (0.82)        18.79
                     12/31/95        11.22        0.06        4.18          4.24     (0.06)           --     (0.06)        15.40
                     12/31/94        11.78        0.06       (0.59)       (0.53)     (0.03)           --     (0.03)        11.22
                     12/31/93        10.53        0.03        1.22          1.25        --            --         --        11.78
                   12/31/92(4)       10.00      (0.01)        0.54          0.53        --            --         --        10.52

AST Money Market     06/30/98*       $1.00     $0.0214     $0.0001       $0.0215  $(0.0214)    $(0.0001)  $(0.0215)        $1.00
                     12/31/97         1.00      0.0507      0.0002        0.0509   (0.0507)     (0.0002)   (0.0509)         1.00
                     12/31/96         1.00      0.0492      0.0005        0.0497   (0.0492)     (0.0005)   (0.0497)         1.00
                     12/31/95         1.00      0.0494          --        0.0494   (0.0494)           --   (0.0494)         1.00
                     12/31/94         1.00      0.0367      0.0002        0.0369   (0.0367)     (0.0002)   (0.0369)         1.00
                     12/31/93         1.00      0.0252          --        0.0252   (0.0252)           --   (0.0252)         1.00
                   12/31/92(5)        1.00      0.0032          --        0.0032   (0.0032)           --   (0.0032)         1.00


---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
(2) Commenced  operations on April 19, 1989.
(3) Commenced  operations on May 1, 1992.
(4) Commenced  operations on November 6, 1992.
(5) Commenced operations on November 10, 1992.
* Unaudited.



---------------------------------------------------------------------------------------------------------------------------
                                                                      Ratios of Expenses           Ratios of Net Investment Income
                            Supplemental Data                        to Average Net Assets          ((Loss) to Average Net Assets

                                                               After Advisory    Before Advisory  After Advisory   Before Advisory
                            Net Assets at       Portfolio       Fee Waiver        Fee Waiver       Fee Waiver       Fee Waiver
         Total              End of Period       Turnover        and Expense       and Expense      and Expense      and Expense
         Return              (in 000's)          Rate          Reimbursement     Reimbursement    Reimbursement    Reimbursement

         21.53%             $524,286              59%           1.11%(1)          1.11%(1)         1.59%(1)          1.59%(1)
         18.15%              412,270             116%             1.15%            1.15%             1.04%            1.04%
          9.65%              346,211             124%             1.16%            1.26%             0.88%            0.78%
         10.00%              268,056              59%             1.17%            1.27%             0.88%            0.78%
          2.64%              238,050              49%             1.22%            1.32%             0.55%            0.46%
         36.11%              150,646              32%             1.52%            1.52%             0.28%            0.28%
         (8.35%)              24,998              55%             2.50%            2.50%           (1.62%)          (1.62%)
          7.01%               15,892              59%             2.50%            2.82%             0.12%          (0.20%)
         (2.97%)               6,015              76%             2.38%            8.80%             1.67%          (4.75%)
         37.60%                1,299              55%             1.17%(1)         67.51%(1)         3.72%(1)       (62.62%)(1)

          9.63%           $1,107,523              35%             0.91%(1)          0.91%(1)         1.38%(1)          1.38%(1)
         23.92%              936,986              41%             0.93%            0.93%             1.60%            1.60%
         18.56%              530,497              43%             0.97%            0.97%             1.92%            1.92%
         28.91%              288,749              50%             0.99%            0.99%             2.50%            2.50%
          2.22%               92,050              60%             1.06%            1.06%             2.45%            2.45%
         13.69%               48,385              57%             1.22%            1.33%             2.05%            1.94%
          7.00%               10,159              34%             0.99%(1)          1.75%(1)         2.49%(1)         1.73%(1)

         33.83%           $2,241,721              21%           1.03%(1)          1.05%(1)         0.30%(1)          0.28%(1)
         28.66%            1,511,563             94%              1.07%            1.08%             0.24%            0.23%
         28.36%              892,324             79%              1.10%            1.10%             0.25%            0.25%
         37.98%              431,321            113%              1.12%            1.12%             0.51%            0.51%
          (4.51%)            245,645             94%              1.18%            1.18%             0.62%            0.62%
         11.87%              157,852             92%              1.22%            1.22%             0.35%            0.35%
          5.30%               15,218              2%              1.33%(1)          2.21%(1)        (0.90%)(1)        (1.78%)(1)

          2.58%             $827,751              N/A           0.60%(1)          0.68%(1)         5.10%(1)          5.02%(1)
          5.18%              759,888              N/A             0.60%            0.69%             5.06%             4.98%
          5.08%              549,470              N/A             0.60%            0.71%             4.87%            4.76%
          5.05%              344,225              N/A             0.60%            0.72%             5.38%            5.26%
          3.75%              288,588              N/A             0.64%            0.76%             3.90%            3.78%
          2.55%              114,074              N/A             0.65%            0.84%             2.53%            2.34%
          0.32%                4,294              N/A             0.65%(1)          1.15%(1)         2.43%(1)         1.93%(1)


---------------------------------------------------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------------------------------
                                                INCREASE (DECREASE) FROM
                                                 INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS

                                    Net Asset      Net                                                                  Net Asset
                                     Value       Investment Net  RealizedTotal From  From Net    From Net                  Value
                        Period      Beginning     Income    & Unrealized Investment  Investment  Realized    Total           End
     Portfolio          Ended       of Period     (Loss)    Gain (Loss)  Operations  Income       Gains    Distributions of Period
     ---------          -----       ---------     ------    -----------  ----------  ------       -----    ------------- ---------

AST Neuberger Berman 06/30/98*      $15.15       $0.18      $(0.45)      $(0.27)    $(0.36)      $(1.32)    $(1.68)       $13.20
   Mid-Cap Value**   12/31/97        12.83        0.32        2.87          3.19     (0.36)       (0.51)     (0.87)        15.15
                     12/31/96        11.94        0.36        0.97          1.33     (0.44)           --     (0.44)        12.83
                     12/31/95         9.87        0.40        2.09          2.49     (0.42)           --     (0.42)        11.94
                     12/31/94        10.79        0.46       (1.20)       (0.74)     (0.16)       (0.02)     (0.18)         9.87
                    12/31/93(2)      10.00        0.17        0.62          0.79         --           --         --        10.79

AST Putnam Balanced  06/30/98*      $13.64       $0.17       $0.95         $1.12    $(0.35)      $(0.81)    $(1.16)       $13.60
                     12/31/97        13.19        0.33        1.85          2.18     (0.31)       (1.42)     (1.73)        13.64
                     12/31/96        12.53        0.32        1.02          1.34     (0.25)       (0.43)     (0.68)        13.19
                     12/31/95        10.49        0.26        2.06          2.32     (0.28)           --     (0.28)        12.53
                     12/31/94        10.57        0.27       (0.26)         0.01     (0.07)       (0.02)     (0.09)        10.49
                    12/31/93(2)      10.00        0.08        0.49          0.57         --           --         --        10.57

AST Federated High Yield06/30/98*   $13.11       $0.40       $0.12         $0.52    $(0.76)      $(0.04)    $(0.80)       $12.83
                     12/31/97        12.13        0.75        0.83          1.58     (0.54)       (0.06)     (0.60)        13.11
                     12/31/96        11.14        0.56        0.90          1.46     (0.47)           --     (0.47)        12.13
                     12/31/95         9.69        0.38        1.46          1.84     (0.39)           --     (0.39)        11.14
                    12/31/94(3)      10.00        0.55       (0.86)       (0.31)         --           --         --         9.69

AST T. Rowe Price    06/30/98*      $15.13       $0.19       $1.43         $1.62    $(0.33)      $(0.06)    $(0.39)       $16.36
   Asset Allocation  12/31/97        13.27        0.33        2.03          2.36     (0.26)       (0.24)     (0.50)        15.13
                     12/31/96        12.01        0.27        1.28          1.55     (0.25)       (0.04)     (0.29)        13.27
                     12/31/95         9.94        0.26        2.02          2.28     (0.21)           --     (0.21)        12.01
                   12/31/94(3)       10.00        0.21       (0.27)       (0.06)         --           --         --         9.94

AST PIMCO Total      06/30/98*      $11.72       $0.25       $0.21         $0.46    $(0.51)      $(0.24)    $(0.75)       $11.43
   Return Bond       12/31/97        11.11        0.48        0.58          1.06     (0.45)           --     (0.45)        11.72
                     12/31/96        11.34        0.46      (0.10)          0.36     (0.28)       (0.31)     (0.59)        11.11
                     12/31/95         9.75        0.25        1.55          1.80     (0.21)           --     (0.21)        11.34
                    12/31/94(3)      10.00        0.26       (0.51)       (0.25)         --           --         --         9.75

AST INVESCO Equity   06/30/98*      $16.51       $0.15       $1.53         $1.68    $(0.32)      $(0.81)    $(1.13)       $17.06
   Income            12/31/97        13.99        0.31        2.84          3.15     (0.26)       (0.37)     (0.63)        16.51
                     12/31/96        12.50        0.27        1.79          2.06     (0.24)       (0.33)     (0.57)        13.99
                     12/31/95         9.75        0.25        2.65          2.90     (0.15)           --     (0.15)        12.50
                    12/31/94(3)      10.00        0.16       (0.41)       (0.25)         --           --         --         9.75

AST Janus            06/30/98*      $17.81     $(0.05)       $0.75         $0.70        $--      $(0.85)    $(0.85)       $17.66
   Small-Cap Growth***12/31/97       16.80      (0.05)        1.06          1.01         --           --         --        17.81
                     12/31/96        14.25      (0.03)        2.85          2.82         --       (0.27)     (0.27)        16.80
                     12/31/95        10.84      (0.04)        3.54          3.50     (0.09)           --     (0.09)        14.25
                    12/31/94(3)      10.00        0.11        0.73          0.84         --           --         --        10.84


---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
(2) Commenced  operations on May 4, 1993.
(3) Commenced operations on January 4, 1994.
*  Unaudited.
** Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to the AST Neuberger Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio). Neuberger Berman Management, Incorporated has served as Sub-advisor to the Portfolio since May 1, 1998.
*** Prior to January 1, 1998, Founders Asset Management LLC served as Sub-advisor to the AST Janus Small-Cap Growth Portfolio (formerly, the Founders Capital Appreciation Portfolio). Janus Capital Corporation has served as Sub-advisor to the Portfolio since January 1, 1998.

---------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios of Expenses           Ratios of Net Investment Income
                            Supplemental Data                        to Average Net Assets          ((Loss) to Average Net Assets

                                                               After Advisory    Before Advisory  After Advisory   Before Advisory
                            Net Assets at       Portfolio       Fee Waiver        Fee Waiver       Fee Waiver       Fee Waiver
         Total              End of Period       Turnover        and Expense       and Expense      and Expense        and Expense
         Return              (in 000's)          Rate          Reimbursement     Reimbursement    Reimbursement     Reimbursement

          (2.03%)           $215,366             143%           0.96%(1)          0.96%(1)         2.59%(1)          2.59%(1)
         26.42%              201,143              91%             0.90%            0.90%             3.34%            3.34%
         11.53%              123,138              73%             0.93%            0.93%             3.14%            3.14%
         26.13%              107,399              71%             0.93%            0.93%             4.58%            4.58%
          (6.95%)             71,205              54%             0.99%            0.99%             5.11%            5.11%
          7.90%               57,643               5%           1.18%(1)          1.18%(1)         5.09%(1)          5.09%(1)

          8.62%             $399,876              82%           1.00%(1)          1.00%(1)         2.59%(1)          2.59%(1)
         18.28%              357,591             170%             1.03%            1.03%             2.81%            2.81%
         11.23%              286,479             276%             0.94%            0.94%             2.66%            2.66%
         22.60%              255,206             161%             0.94%            0.94%             3.28%            3.28%
          0.09%              145,624              87%             0.99%            0.99%             3.08%            3.08%
          5.70%               91,591              46%           1.13%(1)          1.13%(1)         2.53%(1)          2.53%(1)

          4.07%             $561,769              21%           0.95%(1)          0.95%(1)         8.17%(1)          8.17%(1)
         13.59%              434,420              28%             0.98%            0.98%             8.83%            8.83%
         13.58%              205,262              43%             1.03%            1.03%             8.02%            8.02%
         19.57%               83,692              30%             1.11%            1.11%             8.72%            8.72%
         (3.10%)              21,308              41%           1.15%(1)          1.34%(1)         9.06%(1)          8.87%(1)

         10.84%             $268,309               6%           1.10%(1)          1.10%(1)         2.81%(1)          2.81%(1)
         18.40%              213,075              10%             1.13%            1.13%             2.95%            2.95%
         13.14%              120,149              31%             1.20%            1.20%             3.02%            3.02%
         23.36%               59,399              18%             1.25%            1.29%             3.53%            3.49%
         (0.60%)              23,463              32%           1.25%(1)          1.47%(1)         3.64%(1)          3.42%(1)

          4.09%             $697,088             130%           0.84%(1)          0.84%(1)         5.34%(1)          5.34%(1)
          9.87%              572,100             320%             0.86%            0.86%             5.56%            5.56%
          3.42%              360,010             403%             0.89%            0.89%             5.38%            5.38%
         18.78%              225,335             124%             0.89%            0.89%             5.95%            5.95%
         (2.50%)              46,493             139%           1.02%(1)          1.02%(1)         5.57%(1)          5.57%(1)

         10.49%             $747,227              34%           0.93%(1)          0.93%(1)         2.12%(1)          2.12%(1)
         23.33%              602,105              73%             0.95%            0.95%             2.54%            2.54%
         17.09%              348,680              58%             0.98%            0.98%             2.83%            2.83%
         30.07%              176,716              89%             0.98%            0.98%             3.34%            3.34%
         (2.50%)              65,201              63%           1.14%(1)          1.14%(1)         3.41%(1)          3.41%(1)

          3.79%             $269,622              59%           1.12%(1)          1.12%(1)       (0.53%)(1)        (0.53%)(1)
          6.01%              278,258              77%             1.13%            1.13%           (0.32%)          (0.32%)
         20.05%              220,068              69%             1.16%            1.16%           (0.38%)          (0.38%)
         32.56%               90,460              68%             1.22%            1.22%           (0.28%)          (0.28%)
          8.40%               28,559             198%           1.30%(1)          1.55%(1)         2.59%(1)          2.34%(1)


---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------------------------------
                                                INCREASE (DECREASE) FROM
                                                 INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS

                                    Net Asset      Net                                                                    Net Asset
                                     Value       Investment Net Realized Total From  From Net    From Net                  Value
                        Period      Beginning     Income    & Unrealized Investment  Investment  Realized    Total          End
     Portfolio          Ended       of Period     (Loss)    Gain (Loss)  Operations  Income       Gains    Distributions of Period
     ---------          -----       ---------     ------    -----------  ----------  ------       -----    -------------  ---------

AST T. Rowe Price    06/30/98*      $12.09       $0.08       $1.45         $1.53    $(0.14)      $(0.23)    $(0.37)       $13.25
International Equity 12/31/97        12.07        0.09        0.08          0.17     (0.07)       (0.08)     (0.15)        12.09
                     12/31/96        10.65        0.06        1.44          1.50     (0.08)           --     (0.08)        12.07
                     12/31/95         9.62        0.07        0.99          1.06     (0.01)       (0.02)     (0.03)        10.65
                    12/31/94(3)      10.00        0.02       (0.40)       (0.38)         --           --         --         9.62

AST T. Rowe Price    06/30/98*      $10.11       $0.22       $0.01         $0.23    $(0.03)      $(0.08)    $(0.11)       $10.23
  International Bond 12/31/97        10.90        0.20       (0.57)       (0.37)     (0.16)       (0.26)     (0.42)        10.11
                     12/31/96        10.60        0.23        0.38          0.61     (0.14)       (0.17)     (0.31)        10.90
                     12/31/95         9.68        0.31        0.75          1.06     (0.14)           --     (0.14)        10.60
                    12/31/94(4)      10.00        0.27       (0.59)       (0.32)         --           --         --         9.68

AST Neuberger Berman 06/30/98*      $16.61      $(0.01)      $2.98         $2.97    $(0.01)      $(2.60)    $(2.61)       $16.97
   Mid-Cap Growth**  12/31/97        14.39        0.01        2.36          2.37     (0.02)       (0.13)     (0.15)        16.61
                     12/31/96        12.40        0.01        2.01          2.02     (0.03)           --     (0.03)        14.39
                     12/31/95         9.97        0.04        2.40          2.44     (0.01)           --     (0.01)        12.40
                    12/31/94(5)      10.00        0.01       (0.04)       (0.03)         --           --         --         9.97

AST Founders Passport06/30/98*      $11.78       $0.03       $2.60         $2.63    $(0.03)   $       --    $(0.03)       $14.38
                     12/31/97        11.63        0.03        0.21          0.24     (0.08)       (0.01)     (0.09)        11.78
                     12/31/96        10.33        0.09        1.24          1.33     (0.03)           --     (0.03)        11.63
                    12/31/95(6)      10.00        0.03        0.30          0.33         --           --         --        10.33

AST T. Rowe Price    06/30/98*      $14.57       $0.07       $0.29         $0.36    $(0.14)      $(0.87)    $(1.01)       $13.92
   Natural Resources 12/31/97        14.47        0.14        0.35          0.49     (0.07)       (0.32)     (0.39)        14.57
                     12/31/96        11.11        0.05        3.35          3.40     (0.02)       (0.02)     (0.04)        14.47
                    12/31/95(6)      10.00        0.04        1.07          1.11         --           --         --        11.11

AST PIMCO Limited    06/30/98*      $11.02       $0.30      $(0.05)        $0.25    $(0.53)   $       --    $(0.53)       $10.74
   Maturity Bond     12/31/97        10.81        0.55        0.22          0.77     (0.56)           --     (0.56)        11.02
                     12/31/96        10.47        0.56       (0.15)         0.41     (0.05)       (0.02)     (0.07)        10.81
                    12/31/95(6)      10.00        0.05        0.42          0.47         --           --         --        10.47

AST Oppenheimer      06/30/98*      $12.62      $(0.05)      $2.29         $2.24  $      --   $       --        $--       $14.86
   Large-Cap Growth***12/31/97       10.99       (0.05)       1.68          1.63         --           --         --        12.62
                    12/31/96(7)      10.00       (0.01)       1.00          0.99         --           --         --        10.99


---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
(3) Commenced operations on January 4, 1994.
(4) Commenced operations on May 3, 1994.
(5) Commenced operations on October 20, 1994.
(6) Commenced operations on May 2, 1995.
(7) Commenced operations on May 2, 1996.
*  Unaudited.
** Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the AST Neuberger Berman Mid-Cap Growth Portfolio (formerly, the Berger Capital Growth Portfolio). Neuberger Berman Management, Incorporated has served as Sub-advisor to the Portfolio since May 1, 1998.
*** Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor to the AST Oppenheimer Large-Cap Growth Portfolio (formerly, the Robertson Stephens Value + Growth Portfolio). OppenheimerFunds, Inc. has served as Sub-advisor to the Portfolio since December 31, 1998.


---------------------------------------------------------------------------------------------------------------------------



                                                                      Ratios of Expenses           Ratios of Net Investment Income
                            Supplemental Data                        to Average Net Assets          ((Loss) to Average Net Assets

                                                               After Advisory    Before Advisory  After Advisory    Before Advisory
                            Net Assets at       Portfolio       Fee Waiver        Fee Waiver       Fee Waiver       Fee Waiver
         Total              End of Period       Turnover        and Expense       and Expense      and Expense        and Expense
         Return              (in 000's)          Rate          Reimbursement     Reimbursement    Reimbursement     Reimbursement

         12.84%             $477,431              12%           1.25%(1)          1.25%(1)         1.25%(1)          1.25%(1)
          1.36%              464,456              19%             1.26%            1.26%             0.71%            0.71%
         14.17%              402,559              11%             1.30%            1.30%             0.84%            0.84%
         11.09%              195,667              17%             1.33%            1.33%             1.03%            1.03%
         (3.80%)             108,751              16%           1.75%(1)          1.77%(1)         0.45%(1)          0.43%(1)

          2.40%             $141,074              48%           1.12%(1)          1.12%(1)         5.07%(1)          5.07%(1)
          (3.42%)            130,408             173%             1.11%            1.11%             4.73%            4.73%
          5.98%               98,235             241%             1.21%            1.21%             5.02%            5.02%
         11.10%               45,602             325%             1.53%            1.53%             6.17%            6.17%
         (3.20%)              15,218             163%           1.68%(1)          1.68%(1)         7.03%(1)          7.03%(1)

         18.63%             $217,779             143%           1.02%(1)          1.02%(1)       (0.10%)(1)        (0.10%)(1)
         16.68%              185,050             305%             0.99%            0.99%             0.07%            0.07%
         16.34%              136,247             156%             1.01%            1.01%             0.24%            0.24%
         24.42%               45,979              84%             1.17%            1.17%             0.70%            0.70%
          (0.30%)              3,030               5%           1.25%(1)          1.70%(1)         1.41%(1)          0.97%(1)

         22.32%             $134,062              26%           1.32%(1)          1.32%(1)         0.46%(1)          0.46%(1)
          2.03%              117,938              73%             1.35%            1.35%             0.43%            0.43%
         12.91%              117,643             133%             1.36%            1.36%             1.25%            1.25%
          3.30%               28,455               4%           1.46%(1)          1.46%(1)         0.94%(1)          0.94%(1)

          2.54%             $100,490              32%           1.16%(1)          1.16%(1)         0.83%(1)          0.83%(1)
          3.39%              111,954              44%             1.16%            1.16%             0.98%            0.98%
         30.74%               88,534              31%             1.30%            1.30%             1.08%            1.08%
         11.10%                9,262               2%           1.35%(1)          1.80%(1)         1.28%(1)          0.83%(1)

          2.39%             $300,682             128%           0.87%(1)          0.87%(1)         5.84%(1)          5.84%(1)
          7.46%              288,642              54%             0.88%            0.88%             5.71%            5.71%
          3.90%              209,013             247%             0.89%            0.89%             5.69%            5.69%
          4.70%              161,940             205%           0.89%(1)          0.89%(1)         4.87%(1)          4.87%(1)

         17.75%             $286,750              95%           1.21%(1)          1.21%(1)        (0.65%)(1)       (0.65%)(1)
         14.83%              235,648             219%             1.23%            1.23%           (0.59%)          (0.59%)
          9.90%               48,790              77%           1.33%(1)          1.33%(1)        (0.56%)(1)       (0.56%)(1)


---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------------------------------
                                                INCREASE (DECREASE) FROM
                                                 INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS

                                    Net Asset      Net                                                                    Net Asset
                                     Value       Investment Net  RealizedTotal From  From Net    From Net                  Value
                        Period      Beginning     Income    & Unrealized Investment  Investment  Realized    Total           End
     Portfolio          Ended       of Period     (Loss)    Gain (Loss)  Operations  Income       Gains    Distributions  of Period
     ---------          -----       ---------     ------    -----------  ----------  ------       -----    -------------  ---------

AST Janus Overseas   06/30/98*      $11.87       $0.06       $2.68         $2.74    $(0.05)   $       --    $(0.05)       $14.56
   Growth           12/31/97(8)      10.00        0.02        1.85          1.87         --           --         --        11.87

AST Putnam Value     06/30/98*      $12.23       $0.05       $0.98         $1.03    $(0.07)      $(0.18)    $(0.25)       $13.01
   Growth & Income  12/31/97(8)      10.00        0.07        2.16          2.23         --           --         --        12.23

AST American Century 06/30/98*      $11.34       $0.07       $1.48         $1.55    $(0.08)   $       --    $(0.08)       $12.81
 Strategic Balanced  12/31/97(8)     10.00        0.11        1.23          1.34         --           --         --        11.34

AST American Century  06/30/98*     $11.52       $0.08       $2.76         $2.84 $       --   $       --         --       $14.36
 International Growth 12/31/97(8)    10.00       (0.03)       1.55          1.52         --           --         --        11.52

AST T. Rowe Price Small06/30/98*    $12.88       $0.03       $0.28         $0.31    $(0.05)      $(0.06)    $(0.11)       $13.08
   Company Value    12/31/97(8)      10.00        0.06        2.82          2.88         --           --         --        12.88

AST Marsico Capital 06/30/98*      $10.03         $--       $3.17         $3.17 $       --   $       --  $      --       $13.20
   Growth          12/31/97(9)      10.00        0.01        0.02          0.03         --           --         --        10.03

AST Cohen & Steers 06/30/98(10)     $10.00       $0.11      $(0.64)      $(0.53)        $--          $--        $--        $9.47
   Realty

AST Lord Abbett  06/30/98(10)       $10.00      $(0.01)      $0.86         $0.85        $--          $--        $--       $10.85
   Small Cap Value

AST Bankers Trust06/30/98(10)       $10.00       $0.05       $1.65         $1.70        $--          $--        $--       $11.70
   Enhanced 500

AST Stein Roe Venture06/30/98(10)   $10.00      $(0.01)     $(0.81)      $(0.82)        $--          $--        $--        $9.18

---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
(8) Commenced operations on January 2, 1997.
(9) Commenced operations on December 22, 1997.
(10) Commenced operations on January 2, 1998 (Unaudited).
* Unaudited.


---------------------------------------------------------------------------------------------------------------------------
                                                                      Ratios of Expenses           Ratios of Net Investment Income
                            Supplemental Data                        to Average Net Assets          ((Loss) to Average Net Assets

                                                               After Advisory    Before Advisory  After Advisory   Before Advisory
                            Net Assets at       Portfolio       Fee Waiver        Fee Waiver       Fee Waiver        Fee Waiver
         Total              End of Period       Turnover        and Expense       and Expense      and Expense        and Expense
         Return              (in 000's)          Rate          Reimbursement     Reimbursement    Reimbursement     Reimbursement

         23.15%             $501,294              45%           1.25%(1)          1.25%(1)         1.01%(1)          1.01%(1)
         18.70%              255,705              94%           1.35%(1)          1.35%(1)         0.36%(1)          0.36%(1)

          8.43%             $164,716              51%           1.05%(1)          1.05%(1)         1.01%(1)          1.01%(1)
         22.30%              117,438              81%           1.23%(1)          1.23%(1)         1.24%(1)          1.24%(1)

         13.74%              $50,462              55%           1.18%(1)          1.18%(1)         1.78%(1)          1.78%(1)
         13.40%               28,947              76%           1.25%(1)          1.35%(1)         2.02%(1)          1.92%(1)

         24.85%              $63,449             120%           1.72%(1)          1.72%(1)         1.26%(1)          1.26%(1)
         15.10%               33,125             171%           1.75%(1)          1.75%(1)        (0.58%)(1)       (0.58%)(1)

          2.38%             $309,444               6%           1.11%(1)          1.11%(1)         0.72%(1)          0.72%(1)
         28.80%              199,896               7%           1.16%(1)          1.16%(1)         1.20%(1)          1.20%(1)

         31.62%             $313,995              69%           1.11%(1)          1.11%(1)         0.31%(1)          0.31%(1)
          0.30%                7,299               --           1.00%(1)          1.00%(1)         3.62%(1)          3.62%(1)

         (5.20%)             $26,088              33%           1.27%(1)          1.27%(1)         4.04%(1)          4.04%(1)


          8.50%              $30,050              14%           1.32%(1)          1.32%(1)        (0.33%)(1)       (0.33%)(1)


         17.00%             $114,195             119%           0.80%(1)          0.93%(1)         1.23%(1)          1.10%(1)


         (8.20%)              $4,971              33%           1.35%(1)          2.13%(1)        (0.46%)(1)       (1.24%)(1)

---------------------------------------------------------------------------------------------------------------------------





INVESTMENT OBJECTIVES AND POLICIES: The investment objective and policies for each of the Portfolios are described below, and should be considered separately. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and returns in each Portfolio may differ. Those investment policies specifically labeled as "fundamental" may not be changed without approval of the shareholders of the affected Portfolio. Each Portfolio's investment objective or investment policies, unless otherwise specified, is not a fundamental policy and may be changed without shareholder approval. There can be no assurance that any Portfolio's investment objective will be achieved. Risk factors in relation to various securities and instruments in which the Portfolios may invest are described in the sections of this Prospectus and the Trust's SAI entitled "Certain Risk Factors and Investment Methods." Additional information about the investment objectives and policies of each Portfolio may be found in the Trust's SAI under "Investment Objectives and Policies."


     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Lord, Abbett & Co.: AST Lord Abbett Growth and Income Portfolio, AST Lord Abbett Small Cap Value Portfolio; (b) Janus Capital
Corporation: AST JanCap Growth Portfolio, AST Janus Overseas Growth Portfolio, AST Janus Small-Cap Growth Portfolio; (c) J.P. Morgan Investment Management
Inc.: AST Money Market Portfolio; (d) Federated Investment Counseling: AST Federated High Yield Portfolio; (e) T. Rowe Price Associates, Inc.: AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Small Company Value Portfolio; (f) Rowe Price-Fleming International, Inc.: AST T. Rowe Price International Equity Portfolio, AST T. Rowe Price International Bond Portfolio; (g) Founders Asset Management LLC: AST Founders Passport Portfolio; (h) INVESCO Funds Group, Inc.: AST INVESCO Equity Income Portfolio; (i) Pacific Investment Management Company: AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio; (j) American Century Investment Management, Inc. (formerly, Investors Research Corporation):
AST American Century International Growth Portfolio, AST American Century Strategic Balanced Portfolio; (k) Putnam Investment Management, Inc.: AST Putnam Value Growth & Income Portfolio, AST Putnam International Equity Portfolio, AST Putnam Balanced Portfolio; (l) Cohen & Steers Capital Management, Inc.: AST Cohen & Steers Realty Portfolio; (m) Stein Roe & Farnham Incorporated: AST Stein Roe Venture Portfolio; (n) Bankers Trust Company: AST Bankers Trust Enhanced 500 Portfolio; (o) Marsico Capital Management, LLC: AST Marsico Capital Growth Portfolio; (p) Neuberger Berman Management Incorporated: AST Neuberger Berman Mid-Cap Value Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio; (q) OppenheimerFunds, Inc.: AST Oppenheimer Large-Cap Growth Portfolio; (r) Scudder Kemper Investments, Inc.: AST Kemper Small-Cap Growth Portfolio.


         Subject to approval of the Board of Trustees of the Trust, the Trust may add one or more portfolios and may cease to offer one or more portfolios, any such cessation to be subject to obtaining required regulatory approvals.


AST Lord Abbett Growth and Income Portfolio:


     Investment  Objective:   The  investment  objective  of  the  Portfolio  is
long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Sub-advisor will try to keep the Portfolio's assets invested in those securities which are selling at reasonable prices in relation to value. To do so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they carry excessive risk. The Sub-advisor will try to anticipate major changes in the economy and select stocks for the Portfolio which it believes will benefit most from these changes.

         The Portfolio normally will invest in common stocks (including securities convertible into common stocks) of seasoned companies which are expected to show above-average growth and which the Sub-advisor believes to be in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks held over long periods of time have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

         The Sub-advisor will be constantly balancing the opportunity for profit against the risk of loss for the Portfolio. In the past, very few industries have continuously provided the best investment opportunities. The Sub-advisor will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell securities that the Sub-advisor judges to be overpriced and reinvest the proceeds in other securities which the Sub-advisor believes offer better values.

         At such times that the Sub-advisor deems appropriate and consistent with this Portfolio's investment objective, the Portfolio may: (a) write covered call options which are traded on a national securities exchange with respect to securities in the Portfolio; (b) invest up to 10% of the Portfolio's net assets (at the time of investment) in foreign securities; and (c) invest in straight bonds and other debt securities, including lower-rated high-yield bonds. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. For a discussion of the risks involved in options transactions and in investing in lower-rated high-yield debt securities or foreign securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." For an additional description of covered options, see the Trust's SAI under "Investment Objectives and Policies."

         The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in short-term debt and other high quality fixed-income securities.

         Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated (BB/Ba or lower) high-yield bonds. For a description of these instruments and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933. For a discussion of these instruments and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

     Securities Lending. The Portfolio may lend its portfolio securities. For a discussion of the limits on and risks of lending securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

AST Lord Abbett Small Cap Value Portfolio:

     Investment Objective:  The investment objective of the Portfolio is to seek
long-term  capital  appreciation.   This  is  a  fundamental  objective  of  the
Portfolio.

Investment Policies:

         The Portfolio will seek its objective through investments primarily in equity securities which are believed to be undervalued in the marketplace. In its search for value, the Portfolio seeks companies which are primarily small-sized, based on the value of their outstanding stock. As a result, under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis. The Portfolio may invest up to 35% of its total assets in the securities of issuers without regard to their size or the market capitalization of their common stock.

         The stocks in which the Portfolio generally invests are those which, in the Sub-advisor's judgment, are selling below intrinsic value and at prices that do not adequately reflect their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio's portfolio if they are expected to help it attain its objective.

         Dividend and investment income is of incidental importance, and the Portfolio may invest in securities which do not produce any income. Although the Portfolio typically will hold a large, diversified number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to the overall U.S. stock market.
Shares of the Portfolio should be purchased with a long-term view in mind.

         The Portfolio also may invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks. In addition, the Portfolio may: purchase options on stocks that it holds as protection against a significant price decline; purchase and sell stock index options and futures to hedge overall market risk and the investment of cash flows; and write listed put and listed covered call options. See "Hedging and Income Enhancement Strategies" below.

         Risks of Small Cap Investing. Although the Portfolio may invest, from time to time, in stocks of large-sized and small-sized companies guided by the policies mentioned above, the small capitalized companies in which it primarily invests may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances, the securities of smaller companies are traded over the counter and may not be traded in the volume typical of securities traded on a national securities exchange.

         Hedging and Income Enhancement Strategies. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. These strategies include the purchase and sale of put and call options, the purchase and sale of stock index futures, and combinations of these investment practices. The Sub-advisor will use such techniques as market conditions warrant. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limitations and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

                  Options Transactions. The Portfolio may purchase and write (i.e., sell) put and call options on equity securities or stock indices that are traded on national securities exchanges. The Portfolio will write only "covered" options. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash or other liquid assets with a value sufficient at all times to cover its obligations in a segregated account. For an additional discussion of options transactions and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

                  Apart from the requirement that call options be covered, there is no limitation on the amount of such options the Portfolio may write. The Portfolio does not currently intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. The Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. The Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options. For an additional discussion of the Portfolio's limitations with respect to options transactions, see the Trust's SAI under "Investment Objectives and Policies."

                  Stock Index Futures. The Portfolio may purchase and sell stock index futures, which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes, in accordance with regulations of the Commodities Futures Trading Commission. The Portfolio may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Portfolio will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Portfolio's net assets. For a discussion of futures contracts and related options and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

                  The Portfolio's ability to enter into stock index futures and listed options is limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company ("RIC"). For a discussion of the requirements for qualification as a RIC under the Code, see this Prospectus under "Tax Matters."

         Foreign Investments. The Portfolio may invest up to 35% of its net assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. For a discussion of the risks involved in foreign investing, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Hedging Techniques. The Portfolio may enter into forward foreign currency contracts. The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets (OTC options are generally less liquid and involve issuer credit risk). A foreign currency put option gives the Portfolio, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Portfolio. A foreign currency call option written by the Portfolio gives the purchaser, upon payment of a premium, the right to purchase from the Portfolio a currency at the exercise price until the expiration of the option. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Portfolio to cover such call writing or
(b) to be crossed. Unlisted options, together with other illiquid securities, may comprise no more than 15% of the Portfolio's net assets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risks Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may, on occasion, enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Portfolio will require additional collateral. For an additional discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued Securities. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. At the time of delivery of securities so purchased, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against-the-box"), and that not more than 25% of the Portfolio's net assets (determined at the time of the short sale) may be subject to such sales. Notwithstanding this 25% limitation, the Portfolio does not currently intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities. Securities determined by the Trustees to be liquid pursuant to Rule 144A under the Securities Act of 1933 (the "Rule") will not be subject to this limit. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Portfolio's liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

         Temporary Investments. For temporary defensive purposes or to create reserve purchasing power pending other investments, the Portfolio may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund. Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from the Portfolio's portfolio.

         Other Investment Policies. The Portfolio may invest in (a) other investment companies to the extent permitted under applicable law, and (b) straight bonds or other debt securities, including lower rated, high-yield bonds. The Portfolio has no present intention to commit more than 5% of gross assets to any one of these identified practices, except that the Portfolio may invest up to 10% of gross assets in those other investment companies described in this Prospectus under "Certain Risk Factors and Investment Methods." For a discussion of certain risks involved in investing in lower rated securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." For a description of securities ratings, see the Appendix to the Trust's SAI.


AST JanCap Growth Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. The Portfolio may also invest in money market funds managed by the Sub-advisor as a means of receiving a return on idle cash. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), government securities, mortgage- and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. For a discussion of other investment companies (including money market funds), lower-rated securities, mortgage- and asset-backed securities and zero coupon bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. In such circumstances, investment income will increase and may constitute a large portion of the return on the Portfolio and the Portfolio will not participate in the market advances or declines to the extent that it would if it were fully invested.

         The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currency and not publicly traded in the United States. For a discussion of depositary receipts and the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. Subject to certain limitations, the Portfolio may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return. The Portfolio will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations. For an additional discussion of futures and options transactions and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements, which involve the purchase of a security by the Portfolio and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. The Portfolio's repurchase agreements will at all times be fully collateralized. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Borrowing. Subject to the Portfolio's restrictions on borrowing, the Portfolio may also borrow money from banks. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

     Securities Lending. The Portfolio may lend its portfolio securities. For a discussion of the limits on and risks of lending securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

AST Janus Overseas Growth Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio invests primarily in common stocks of foreign issuers selected for their growth potential. The Portfolio may invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 35% of net assets in high-yield/high-risk securities); government securities; mortgage- and asset-backed securities (not to exceed 25% of assets); zero coupon bonds (not to exceed 10% of assets); indexed/structured securities; high-grade commercial paper; certificates of deposit; and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Portfolio may also invest in short-term debt securities and money market funds managed by the Sub-advisor as a means of receiving a return on idle cash.

         When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the Sub-advisor has committed available assets to desirable investment opportunities. When the Portfolio's cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

         The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.
         The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         Foreign Securities. The Portfolio may invest without limit in foreign securities. The Portfolio may invest substantially all of its assets in common stocks of foreign issuers to the extent the Sub-advisor believes that the relevant market environment favors profitable investing in those securities. The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large regardless of country of organization or place of principal business activity. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Portfolio's investments will be incidental to its objective. For a discussion of the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. The Portfolio may use options, futures and other types of derivatives for hedging purposes or as a means of enhancing return. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase the Portfolio's income or otherwise seeking to enhance return.

         Although the Sub-advisor believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Sub-advisor's judgment proves incorrect.

         When the Portfolio invests in a derivative instrument, it may be required to segregate cash or other liquid assets with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

         The Portfolio may also use futures, options and other derivative instruments to protect the portfolio from movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations. For an additional discussion of futures and options transactions and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Portfolio sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by the Sub-advisor. An illiquid investment is a security or other position that is deemed as such because of the absence of a readily available market or due to legal or contractual restrictions. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Sub-advisor may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (for example, Rule 144A securities) are liquid. The Sub-advisor will follow guidelines established by the Trustees of the Trust in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing. The Portfolio may borrow money for temporary or emergency purposes in amounts up to 33 1/3% of its total assets. The Portfolio may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

         Lower-Rated High-Yield Bonds. The Portfolio may invest up to 35% of its net assets in corporate debt securities that are rated below investment grade (securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Services, Inc. ("Moody's") (commonly referred to as "junk bonds")).

         The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the 35% limit of the Portfolio unless the Sub-advisor deems such securities to be the equivalent of investment grade securities. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Portfolio whenever the Sub-advisor believes such changes are desirable, and portfolio turnover rates are generally not a factor in making buy and sell decisions.

         To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

AST Janus Small-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is capital appreciation. The Portfolio pursues its objective by normally investing at least 65% of its total assets in securities issued by small-sized companies.

Investment Policies:


         The Portfolio invests primarily in common stocks with an emphasis on securities of small-sized companies. Small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 billion. Companies whose capitalization or revenues fall outside these ranges after the Portfolio's initial purchase continue to be considered small-sized for the purposes of this policy. The Portfolio may also invest in stocks of larger companies with potential for capital appreciation.


         The Portfolio will invest substantially all of its assets in common stocks to the extent the Sub-advisor believes that the relevant market environment favors profitable investing in those securities. The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration.

         Because the Portfolio invests primarily in common stocks, the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investments. Smaller or newer issuers, such as those in which the Portfolio invests, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

         The Portfolio is designed for long-term investors who seek capital appreciation and who can tolerate the greater risks associated with investments in foreign and domestic common stocks. The Portfolio is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.

         The Sub-advisor tries to reduce the risk of the Portfolio through diversification of the Portfolio's assets, so that the effect of any single holding on its overall portfolio value is reduced. In addition, the Portfolio will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities). As described below, the Portfolio may use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Portfolio may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

         The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation may include significant changes in a company's allocation of its existing capital, a restructuring of assets, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may invest up to 25% of its assets in mortgage- and asset-backed securities. The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, which are securities that do not, or may not under certain circumstances, make regular interest payments. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. For more information on certain of the other types of securities in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When the Sub-advisor believes that market conditions are not favorable for profitable investing or when it is otherwise unable to locate investment opportunities with favorable risk/reward characteristics, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The assets that remain after the Sub-advisor has committed available assets to desirable investment opportunities are kept in cash or similar investments, such as high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations, including money market funds managed by the Sub-advisor. When the Portfolio is hedged or its cash position increases, it might not participate in market advances or declines to the extent that it would if it was not hedged or it remained more fully invested in common stocks.

         Investing in Smaller Companies. The Portfolio may invest in companies that have relatively small revenues, have a small share of the market for their products or services, or have limited geographic or product markets. Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development internally or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be or become subject to intense competition from larger competitors. Securities of small companies held by the Portfolio may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations.

         The Portfolio measures the size of a company in part through its market capitalization. Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

         Foreign Securities. The Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. The Sub-advisor seeks companies that meet its selection criteria regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

         Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. The Portfolio may invest in emerging market or developing countries. Emerging market countries involve greater risks than other foreign countries such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers (e.g., depositary receipts) are subject to many of the same risks as other foreign securities, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing, including currency risks and the risks of investing in developing countries, are described in more detail in this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Portfolio's investments whenever the Sub-advisor believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

         To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

         Illiquid Investments. The Portfolio may invest up to 15% of its net assets in illiquid investments. If illiquid securities exceed 15% of net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business because of the absence of a readily available market for the security, because of the terms of the security or because of legal restrictions. The Sub-advisor will follow guidelines established by the Trust's Board of Trustees in making liquidity determinations for certain types of securities, including Rule 144A securities and privately placed commercial paper. Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

     Borrowing and Lending. The Portfolio may borrow money and lend securities in accordance with the restrictions described below under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase the Portfolio's income or otherwise seeking to enhance return. For a more detailed discussion of these instruments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies and "Certain Risk Factors and Investment Methods."

         Although the Sub-advisor believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Sub-advisor's judgment proves incorrect.

         High-Yield/High-Risk Securities. The Portfolio may invest up to 35% of its assets in high-yield/high-risk securities. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

         Investments in high-yield securities are considered to be more speculative than higher quality investments. The value of lower quality securities generally is more dependent on the ability of the company to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. In addition, issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), and political changes. For an additional discussion of high-yield securities and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." Please refer to the SAI for a description of bond rating categories.

         When-Issued, Delayed Delivery and Forward Commitment Transactions. The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. These transactions typically involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond the normal settlement period). The Portfolio earns no interest on such securities, but bears the risk of fluctuations in their market value, between the purchase and settlement dates.

         Short Sales. The Fund may engage in "short sales against the box." This technique involves selling either a security that the Portfolio owns, or a security that the Portfolio has the right to obtain without additional cost, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

AST Money Market Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio attempts to accomplish its objectives by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in the types of high quality U.S. dollar-denominated securities described below which have effective maturities of not more than 397 days. The Portfolio will invest in one or more of the types of investments described below.

         United  States  Government  Obligations.  The  Portfolio  may invest in obligations of the U.S. Government and its agencies ("U.S. Government Obligations") and instrumentalities ("U.S. Government Instrumentalities") maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition. U.S. Government Obligations, for purposes of this Portfolio, include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress, such as, but not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Intermediate Credit Banks, Federal Land Banks, and Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bureau. U.S. Government Instrumentalities are government agencies organized by Congress under a Federal Charter and supervised and regulated by the U.S. Government, such as the Federal National Mortgage Association and the Student Loan Mortgage Association. Some of these U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Mortgage Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to the U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         Bank Obligations. The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under United States federal or state law, (ii) foreign branches of these banks or foreign banks of equivalent size (Euros), and (iii) United States branches of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

         Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax. For a discussion of the risks involved in foreign investing, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. As may be permitted by current laws and regulations, the Portfolio may invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. It is the current policy of the Portfolio not to invest more than 10% of its net assets in asset-backed securities. For more information about these instruments and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Synthetic  Instruments.  As  may  be  permitted  by  current  laws  and regulations and if expressly permitted by the Trustees of the Trust, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

         Quality Information. The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Trustees, present minimal credit risks. In addition, the Portfolio will not purchase any security (other than a United States Government security) unless: (i) if rated by only one nationally recognized rating organization (such as Moody's and Standard & Poor's), then such organization has rated it with the highest rating assigned to short-term debt securities; (ii) if rated by more than one nationally recognized rating organization, then at least two such rating organizations have rated it with the highest rating assigned to short-term debt securities; or (iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Trustees. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest. For a description of securities ratings, see the Appendix to the Trust's SAI.

         When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. The Portfolio maintains with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio is permitted to enter into repurchase agreements. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."


AST Federated High Yield Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations. This is a fundamental objective of the Portfolio. Lower-rated debt obligations are generally considered to be high risk investments.

Investment Policies:

         The Portfolio will invest at least 65% of its assets in lower-rated (BBB or lower) corporate debt obligations. Under normal circumstances, the Portfolio will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Portfolio may invest include, but are not limited to: preferred stocks, convertible securities, bonds, debentures, notes, equipment lease certificates and equipment trust certificates.

         Other permitted investments for the Portfolio currently include, but are not limited to, the following: commercial paper; obligations of the United States; notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration; time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks; bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Portfolio cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         The corporate debt obligations in which the Portfolio may invest are generally rated BBB or lower by Standard & Poor's Corporation ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Sub-advisor to be of comparable quality. For a description of securities ratings, see the Appendix to the Trust's SAI. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest.

         Special Risks of Lower-Rated Debt Obligations or "Junk Bonds." The corporate debt obligations in which the Portfolio invests are usually not in the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's and Aaa, Aa or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Portfolio, and the Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default.

         Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk of loss of principal and interest associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

         As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities. An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

         The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Certain institutions, including federally insured savings and loan associations, may not legally purchase and hold lower-rated bonds, which could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Portfolio. For an additional discussion of the risks involved in lower-rated securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire securities which are subject to legal or contractual delays, restrictions and costs on resale. As a matter of investment policy which can be changed without shareholder approval, the Portfolio will not invest more than 15% of its net assets in illiquid securities, which include certain private placements not determined to be liquid under criteria established by the Board of Trustees and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For an additional discussion of illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Portfolio to miss a price or yield considered to be advantageous. For an additional discussion of these transactions and the risks involved therein, see the Trust's SAI under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may also invest all or a part of its assets temporarily in cash or cash items during time of unusual market conditions for defensive purposes or to maintain liquidity. Cash items may include, but are not limited to: certificates of deposit; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and repurchase agreements.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements and certain securities in which the Portfolio invests may be purchased pursuant to repurchase agreements. For an additional discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

         Zero Coupon Bonds. The Portfolio may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Portfolio even though the Portfolio received no cash interest until the maturity or payment date of such securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Portfolio owns a bond which is called, the Portfolio will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Portfolio. For an additional discussion of zero coupon bonds, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 5% of its total assets in foreign securities which are not publicly traded in the United States. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Reducing Risks of Lower-Rated Securities. The Sub-advisor believes that the risks of investing in lower-rated securities may be reduced. There can, however, be no assurances that such risks will actually be reduced by the following methods. The professional portfolio management techniques used by the Sub-advisor to attempt to reduce these risks include:

                  Credit Research. The Sub-advisor will perform its own credit analysis in addition to using nationally recognized rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

     Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

                  Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

AST T. Rowe Price Asset Allocation Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Under normal market conditions over the long-term, the Portfolio expects to allocate its assets so that approximately 40% of such assets will be in fixed income securities and approximately 60% in equity securities. This mix may vary over shorter time periods within the ranges set forth below:

                                                              Range

                       Fixed Income Securities                30-50%
                       Equity Securities                      50-70%

         The primary consideration in varying from the 60-40 allocation will be the Sub-advisor's outlook for the different markets in which the Portfolio invests. Shifts between bonds and stocks will normally be done gradually and the Sub-advisor will not attempt to precisely "time" the market. There is, of course, no guarantee that even the Sub-advisor's gradual approach to allocating the Portfolio's assets will be successful in achieving the Portfolio's objective. The Portfolio will also maintain cash reserves to facilitate the Portfolio's cash flow needs (redemptions, expenses and purchases of Portfolio securities) and it may invest in cash reserves without limitation for temporary defensive purposes.

         Assets allocated to the fixed income portion of the Portfolio primarily will be invested in U.S. and foreign investment grade bonds and high-yield bonds, and cash reserves.

         Assets allocated to the equity portion of the Portfolio primarily will be invested in the common stocks of a diversified group of U.S. and foreign large and small companies.

         The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives.

         Fixed Income Securities. The Portfolio's fixed income securities will be allocated among investment grade, high-yield and non-dollar debt securities generally within the ranges indicated below:

                                                              Range

                                    Investment Grade          50-100%
                                    High Yield                0-30%
                                    Non-dollar                0-30%
                                    Cash Reserves             0-20%

                  Investment Grade. Long, intermediate and short-term investment grade debt securities (e.g., those rated AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or if not rated, of equivalent investment quality as determined by Sub-advisor). The weighted average maturity for this portion of the Portfolio is generally expected to be intermediate, although it may vary significantly.

                  High-Yield, Lower-Rated Securities. High-yielding, income-producing debt securities (commonly referred to as "junk bonds") and preferred stocks including convertible securities. Bonds may be purchased without regard to maturity. However, the average maturity of the bonds is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Portfolio may also purchase bonds in default if, in the opinion of the Sub-advisor, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See this Prospectus and the Trust's SAI for a discussion of the risks involved in investing in high-yield, lower-rated debt securities.

                  Non-Dollar. Non-dollar denominated, high-quality (e.g., AAA and AA by S&P, or if not rated, of equivalent investment quality as determined by the Sub-advisor) government and corporate debt securities of at least three countries. See this Prospectus and the Trust's SAI for a discussion of the risks involved in foreign investing.

                  Cash Reserves. Liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by the Sub-advisor.

     Equity Securities. The Portfolio's equity securities will be allocated among large and small-cap U.S. and non-dollar equity securities within the ranges indicated below:

                                                              Range

                                    Large Cap                 45-100%
                                    Non-dollar                0-35%
                                    Small Cap                 0-30%

     Large-Cap.   Generally,   stocks   of   well-established   companies   with
capitalization over $1 billion which can produce increasing dividend income.

         Non-Dollar. Non-U.S. dollar denominated common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. The Sub-advisor intends to diversify this portion of the Portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries. See this Prospectus and the Trust's SAI for a discussion of the risks in international investing under "Certain Risk Factors and Investment Methods."

         Small-Cap Investing and Associated Risks. Common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

         The Portfolio's investments include, but are not limited to, equity and fixed income securities of any type, as well as the investments described below.

     Asset-Backed Securities. The Portfolio may invest in asset-backed securities. There are risks involved in asset-backed securities. For a discussion of asset-backed securities and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Cash Reserves. While the Portfolio will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities ) or for temporary, defensive purposes. The Portfolio's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

     Collateralized Mortgage Obligations (CMOs). There are risks involved in CMOs. The Portfolio may also invest in CMOs. For a discussion of CMOs and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and the other class receives principal only payments (PO's).

         IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result. For an additional discussion of stripped mortgage securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     Foreign Securities. The Portfolio may invest up to 35% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities issued by foreign issuers. Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in investing in foreign securities in general, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. Foreign securities of the Portfolio are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Portfolio will engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. For a discussion of foreign currency transactions, certain risks involved therein, and the risks of currency fluctuations generally, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's portfolio securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Hybrid Instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's SAI under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. There are risks involved in mortgage-backed securities. For an additional discussion of mortgage-backed securities, see the Trust's SAI under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). Because an active trading market does not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."


AST T. Rowe Price International Equity Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries.

         In seeking its objective, the Portfolio will invest primarily in common stocks of established foreign companies which have the potential for growth of capital or income or both. However, the Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. Under normal market conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of total assets. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

         The Portfolio may also invest its reserves in domestic as well as foreign money market instruments. Also, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

         In addition to the investments described below, the Portfolio's investments may include, but are not limited to, American Depositary Receipts
(ADRs), bonds, notes, other debt securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies).

         Cash Reserves. While the Portfolio will remain primarily invested in common stocks, it may, for temporary defensive measures, invest in cash reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. The Portfolio's reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

         Foreign Currency Transactions. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the Portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The aggregate market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Hybrid Investments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid
investments  and  the  risks  involved  therein,   see  the  Trust's  SAI  under
"Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts.

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."


AST T. Rowe Price Natural Resources Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio. Total return will consist primarily of capital appreciation (or depreciation).

Investment Policies:

         The Portfolio will invest primarily (at least 65% of its total assets) in common stocks of companies which own or develop natural resources and other basic commodities. However, it may also purchase other types of securities, such as selected, non-resource growth companies, foreign securities, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

         Some of the most important factors evaluated by the Sub-advisor in selecting natural resource companies are the capability for expanded production, superior exploration programs and production facilities, and the potential to accumulate new resources. The Portfolio expects to invest in those natural resource companies which own or develop energy sources (such as oil, gas, coal and uranium), precious metals, forest products, real estate, nonferrous metals, diversified resources, and other basic commodities which, in the opinion of the Sub-advisor, can be produced and marketed profitably during periods of rising labor costs and prices. However, the percentage of the Portfolio's assets invested in natural resource and related businesses versus the percentage invested in non-resource companies may vary greatly depending upon economic monetary conditions and the outlook for inflation. The earnings of natural resource companies may be expected to follow irregular patterns, because these companies are particularly influenced by the forces of nature and international politics. Companies which own or develop real estate might also be subject to irregular fluctuations of earnings, because these companies are affected by changes in the availability of money, interest rates, and other factors.

         In the opinion of the Sub-advisor, inflation represents one of the major economic problems investors will face over the long term. From the early 1970's through the late 1980's, the inflation rate was considerably above the average historic levels. Although inflation has slowed in recent years, the Sub-advisor believes the strenuous efforts required on the part of government, business, labor, and consumers to control inflation are difficult to maintain for extended periods - particularly during recessions. Political pressure to counteract these economic slowdowns often leads to governmental policies which in turn renew inflationary forces. The investment policies of the Portfolio have been developed in light of these considerations.

         The Portfolio invests in a diversified group of companies whose earnings and/or value of tangible assets the Sub-advisor expects to grow faster than the rate of inflation over the long term. The Sub-advisor believes the most attractive opportunities which satisfy the Portfolio's objective are in companies which own or develop natural resources and in companies where management has the flexibility to adjust prices or the ability to control operating costs.

         Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     Convertible Securities and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. For a discussion of these instruments, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in investing in foreign securities in general, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. For a discussion of foreign currency contracts, the risks involved therein, and the risks of currency fluctuations generally, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest fall and falling when interest rise.

         Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and the other class receives principal only payments (PO's). The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets.

         IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result. For an additional discussion of stripped mortgage securities and the risks involved therein, see this Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Investing. The Portfolio will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. The total return and yield of lower quality (high-yield/high risk) bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Junk bonds are regarded as predominantly speculative and high risk with respect to the issuer's continuing ability to meet principal and interest payments. See this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" for a discussion of the risks involved in investing in high-yield lower-rated debt securities.

         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Private Placements (Restricted Securities). These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A, the sale of others may involve substantial delays and additional costs. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio will not invest more than 15% of its net assets in illiquid securities, but not more than 10% of its total assets in restricted securities (other than Rule 144A securities). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Cash Position. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions and expenses, and in the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

         Borrowing. The Portfolio can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objectives and policies. Such borrowings may be collateralized with Portfolio assets, subject to restrictions. For a discussion of limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

         Futures and Options. The Portfolio may buy and sell futures contracts (and options on such contracts) to manage its exposure to certain markets. The Portfolio may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The total market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."


AST T. Rowe Price International Bond Portfolio:


Investment Objective: The investment objective of the Portfolio is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. This is a fundamental objective of the Portfolio.

         Special Risk Considerations. The Portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return consists of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). The value of the Portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

         Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Portfolio performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

         The Sub-advisor's techniques include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Sub-advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. In any of the markets in which the Portfolio invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments -- again providing both opportunity and risk.

         Because of the Portfolio's long-term investment objectives, investors should not rely on an investment in the Portfolio for their short-term financial needs and should not view the Portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

         Investments in foreign securities involve special considerations. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

Investment Policies:

         To achieve its objectives, the Portfolio will invest at least 65% of its assets in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

         Although  the  Portfolio  expects to maintain an  intermediate  to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the Portfolio does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. The Sub-advisor attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

         The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities and the Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. For a discussion of the risks involved in lower-rated debt securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         The Portfolio's investments may also include: debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank); bank or bank holding company debt securities; debt securities convertible into common stock.

         The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distribution of interest. For a discussion of zero coupon securities, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         The Portfolio may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. For a discussion of the risks involved with illiquid and restricted securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio intends to select its investments from a number of country and market sectors. It may substantially invest in the issuers in one or more countries and intends to have investments in securities of issuers from a minimum of three different countries. For temporary defensive or emergency purposes, however, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized.

         Short-Term Investments. To protect against adverse movements of interest rates and for liquidity, the Portfolio may also purchase short-term obligations denominated in U.S. and foreign currencies (including the ECU) such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

         Nondiversified Investment Company. The Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) the Portfolio may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by the Sub-advisor) and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank; and (2) the Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians. In addition, the Portfolio intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. Such qualification requires the Portfolio to limit its investments so that, at the end of each calendar quarter, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% is invested in a single issuer. Since, as a nondiversified investment company, the Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady Bonds are often considered speculative, below investment grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady Bonds may be structured with floating rate or low fixed rate coupons. The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with well-established securities dealers or a bank that is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. For an additional discussion of when-issued securities and the risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trusts' expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such trusts.

         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of the Portfolio with a view to protecting the Portfolio from adverse currency movements, based on the Sub-advisor's outlook, and the Portfolio might be expected to enter into such contracts under the following circumstances:

     Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

                  Cross Hedge. If a particular currency is expected to decrease against another currency, the Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

                  Proxy Hedge. The Sub-advisor might choose to use a proxy hedge, where the Portfolio, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         For an additional discussion of foreign currency exchange contracts and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Costs of Hedging. When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio's net asset value per share.

         Futures and Options. The Portfolio may buy and sell futures and options contracts for any number of reasons including: to manage their exposure to changes in interest rates, securities prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies. The total market value of securities against which the Portfolio has written call or put options may not exceed 25% of its total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options. For an additional discussion of futures and options and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

     Portfolio Turnover. The Portfolio may have higher portfolio turnover than other mutual funds with similar investment objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

AST T. Rowe Price Small Company Value Portfolio:


     Investment Objective: The investment objective of the Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. This is a fundamental objective of the Portfolio.

Investment Policies:

         Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The Portfolio will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less that appear undervalued by various measures, such as price/earnings or price/book value ratios.

         Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

         In managing the Portfolio, the Sub-advisor will apply a value investment approach. Value investors seek to buy a stock (or other security) when its price is low relative to its perceived worth. They hope to identify companies whose stocks are currently out of favor or are not followed closely by stock analysts. Often these stocks have above-average yields and offer the potential for capital appreciation as other investors recognize their intrinsic value and drive up their prices. Some of the principal measures used to identify such stocks are:

                  (i) Price/Earnings Ratio. Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

                  (ii) Price/Book Value Ratio. This ratio, calculated by dividing a stock's price by its book value per share, indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

                  (iii) Dividend Yield. Value investors look for undervalued assets. A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.

                  (iv) Price/Cash Flow. Dividing a stock's price by the company's cash flow per share, rather than its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

                  (v) Undervalued Assets. This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

                  (vi) Restructuring Opportunities. The market can react favorably to the announcement or the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.

         Risks of a Value Approach to Small-Cap Investing. Small companies--those with a capitalization (market value) of $1 billion or less--may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Small-capitalization stocks are less actively followed by stock analysts than are larger-capitalization stocks, and less information is available to evaluate small-cap stock prices. As a result, compared with larger-capitalization stocks, there may be greater variations between the current stock price and the estimated underlying value, which could represent greater opportunity for appreciation.

         Investing in small companies involves greater risk as well as greater opportunity than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. In addition, a value approach to investing includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

         Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

         Convertible Securities and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

         Foreign Securities. The Portfolio may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in investing in foreign securities in general, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." For a discussion of foreign currency contracts, certain risks involved therein, and the risks of currency fluctuations generally, see this Prospectus and the Trust's SAI under "Certain Risks Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

         High-Yield/High-Risk Investing. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities. For a discussion of the risks involved in investing in high-yield lower-rated debt securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. For a discussion of hybrid investments, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Private Placements (Restricted Securities). These securities are sold directly to a small number of investors usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A, the sale of others may involve substantial delays and additional costs. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio will not invest more than 15% of its net assets in illiquid securities, but not more than 10% of its total assets in restricted securities (other than Rule 144A securities). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Cash Position. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

         Borrowing. The Portfolio can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program. Such borrowings may be collateralized with Portfolio assets, subject to restrictions. For an additional discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."


     Securities Lending. The Portfolio may lend its portfolio securities. For a discussion of the limits on and risks of lending securities, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Futures and Options. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."


AST Founders Passport Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio normally invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         At least 65% of the Portfolio's total assets normally will be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation.

         Risks of Investments in Small and Medium-Sized Companies. The Portfolio normally will invest a significant portion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility.

         Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio's shares may fluctuate more widely than the popular market averages.

         Foreign Securities. The Portfolio may invest without limit in American Depositary Receipts ("ADRs") and foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which, in the judgment of the Sub-advisor, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. markets. For a discussion of ADRs, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to): Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

         Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities, in general, including the risk of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Contracts. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

         In addition, the Portfolio may enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. The Portfolio also may engage in "proxy hedging," i.e., entering into forward contracts to sell a different currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         The Portfolio generally will not enter into forward contracts with a term greater than one year. In addition, the Portfolio generally will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency or a proxy currency in excess of the value of the Portfolio's securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. In the event that forward contracts are considered to be illiquid, the securities would be subject to the Portfolio's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

     Fixed-Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

         The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high-risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Portfolio have more than 5% of its total assets invested in any fixed-income securities (not including convertible securities and preferred stock) which are rated below investment grade as a result of a reduction in rating after purchase or are unrated. For a description of securities ratings, see the Appendix to the Trust's SAI. For a discussion of the special risks involved in investing in lower-rated debt securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or
BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of straight debt securities whose ratings are downgraded below Baa or BBB subsequent to the Portfolio's purchase of the securities, unless such a disposition is necessary to reduce the Portfolio's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         The Sub-advisor seeks to reduce overall risk associated with the investments of the Portfolio through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Portfolio achieving its investment objective.

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Securities that are not readily marketable are those that, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment.

         The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities may be resold to qualified institutional buyers as defined under Rule 144A and may or may not be deemed to be readily marketable. Factors considered in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly. For an additional discussion of Rule 144A securities and illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing. The Portfolio may borrow money from banks in amounts up to 33 1/3% of the Portfolio's total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. The Portfolio will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Portfolio's total assets. For an additional discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."


     Securities Lending. The Portfolio may lend its portfolio securities. For a discussion of the limits on and risks of lending securities, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

         An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         The Portfolio may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. The Portfolio may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Portfolio also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). Mortgage-related securities, which are interests in pools of mortgage loans made to home buyers, pose the risk that borrowers may prepay their mortgages faster then expected, which may adversely affect the instruments' average life and yield.

         The Portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Board of Trustees of the Trust, if any. A certificate of deposit is a short-term obligation of a bank. A bankers' acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with banks or well-established securities dealers. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amount of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high and may be greater than those of other investment companies seeking capital appreciation. Portfolio turnover rates may also increase as a result of the need for the Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

AST INVESCO Equity Income Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek high current income while following sound investment practices. This is a fundamental objective of the Portfolio. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

         The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. In periods of uncertain market and economic conditions, as determined by the Board of Trustees, the Portfolio may depart from the basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash.

         The Portfolio's investments in common stocks may, of course, decline in value. To minimize the risk this presents, the Sub-advisor only invests in common stocks and equity securities of domestic and foreign issuers which are marketable; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation ("Standard & Poor's) or Moody's Investors Services, Inc. ("Moody's") and unrated debt securities, other than Government National Mortgage Association modified pass-through certificates.

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in debt securities rated below AAA, AA, A or BBB by Standard & Poor's, or Aaa, Aa, A or Baa by Moody's, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. Lower rated bonds by Moody's
(categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a description of securities ratings, see the Appendix to the Trust's SAI.

         While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, the Portfolio's annual portfolio turnover rate may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy. A repurchase agreement is a means of investing moneys for a short period. In a repurchase agreement, the Portfolio acquires a debt instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Trust's Board of Trustees. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolio has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements maturing in seven days or less.

         Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. The Portfolio may invest in countries considered to be developing which may involve special risks. For a discussion of these risks and the risks of investing in foreign securities in general, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Board of Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation. For a discussion of restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."


AST PIMCO Total Return Bond Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor will utilize economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets and other factors. The Portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and commercial paper; mortgage and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, and loan participations; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

         The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio will maintain an overall dollar-weighted average quality of at least A (as rated by Moody's or S&P). In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.
Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. The Sub-advisor will seek to reduce the risks associated with investing in such securities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. For a discussion of the risks involved in lower-rated high-yield bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." See the
Appendix to the Trust's SAI for a description of Moody's and S&P's ratings applicable to fixed income securities.

         The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Sub-advisor believes to be relatively undervalued.

         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may engage in foreign currency transactions. Foreign currency exchange transactions may be entered into the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         The Portfolio may enter into swap agreements for the purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued and delayed delivery basis and enter into forward commitments to purchase securities; lend its securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes.

         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities or realized from the purchase and sale of securities, and use of futures and options or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the market risk and volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in the market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not achieve as high a level of return as longer duration portfolios (assuming that long-term interest rates are higher than short-term interest rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than U.S. dollars also may be affected by movements in foreign currency exchange rates.

         Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated in this Prospectus and in the Trust's SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the Sub-advisor determines that it is practicable to sell or close out the investment without undue market consequences to the Portfolio.

         The Portfolio's investments include, but are not limited to, the following:

         U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investment in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." For a description of securities ratings, see the Appendix to the Trust's SAI.

         Convertible Securities. The Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

         The convertible securities in which the Portfolio may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, the Portfolio may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Loan Participation and Assignments. The Portfolio may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Portfolio's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

         Large loans to corporation or governments may be shared or syndicated among several lenders, usually banks. The Portfolio may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" below for a discussion of the limits on the Portfolio's investments in loan participations and assignments with limited marketability. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Portfolio's rights against the borrower may be more limited than those held by the original lender.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well.

         The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).

         Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates (which are nominal interest rates adjusted for inflation). If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-related and other asset-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. For a description of these securities and the special risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Repurchase Agreements. For the purpose of achieving income, the Portfolio may enter into repurchase agreements, subject to guidelines promulgated by the Board of Trustees of the Trust. The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price, and for some purposes may be considered a borrowing. The Portfolio may also enter into dollar rolls, in which the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Portfolio foregoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price.

         These practices will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. The Portfolio will maintain a segregated account consisting of cash or other liquid assets to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls will be subject to the Portfolio's limitations on borrowing as discussed in the Trust's SAI under "Investment Restrictions." Apart from transactions involving reverse repurchase agreements and dollar rolls, the Portfolio will not borrow money, except for temporary administrative purposes. For an additional discussion of the risks of borrowing and of reverse repurchase agreements and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed-Delivery, and Forward Commitment Transactions. The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Portfolio will set aside and maintain until the settlement date, in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

         Short Sales. The Portfolio may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale "against the box") is a transaction in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Portfolio engages in short sales, it must (except in the case of short sales against the box) maintain asset coverage in the form of cash or other liquid assets in a segregated account. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Foreign Securities. The Portfolio may invest directly in fixed income securities of non-U.S. issuers. The Portfolio will concentrate its foreign investments to securities of issuers based in developed countries. The Portfolio may invest up to 10% of its assets in securities of issuers based in countries with emerging securities markets. The Sub-advisor has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of the risks involved in investing in foreign securities, in general, and the special risks of investing in developing countries, as well as the risks of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Options on Securities, Securities Indexes and Currencies. The Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency, exchange rates or securities prices or as part of its overall investment strategy.

         The Portfolio may purchase options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option only if it is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The Portfolio may also invest in foreign-denominated securities and may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of options and the risks involved therein, as well as the risks involved in investing in foreign currency, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of a swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.

         Risks of Swaps. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio's ability to predict correctly whether certain types of investment are likely to produce greater returns than other investments. Because they are two-party contracts and because they have terms of longer than seven days, swap agreements may be considered illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is relatively new and is largely unregulated. It is possible that developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use financial futures contracts and related options only for "bona fide" hedging purposes, as such term is defined in the applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposit plus premiums paid by it for the open futures options position, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. For an additional discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Hybrid Instruments. The Portfolio may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities.
Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 that the Sub-advisor has determined to be liquid under procedures approved by the Board of Trustees). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

     Portfolio Turnover. The Portfolio may have higher portfolio turnover than other mutual funds with similar investment objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

AST PIMCO Limited Maturity Bond Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. This is a fundamental objective of the Portfolio.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The Portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and commercial paper; mortgage and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, and loan participations; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

         The Portfolio may hold different percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. There are special risks involved in these instruments.

         The Portfolio will invest in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The Portfolio will make use of use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit its investments accordingly. In determining the Portfolio's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Sub-advisor's view of their comparability to rated securities. In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Sub-advisor to be of comparable quality). The percentage of a the Portfolio's assets invested in securities in a particular rating category will vary. See the Appendix to the Trust's SAI for a description of Moody's and S&P ratings applicable to fixed income securities.

         The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may invest in securities denominated in foreign currencies, and also may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into foreign currency forward contracts and buy or sell foreign currencies or foreign currency options for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The Portfolio may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued or delayed-delivery basis, sell securities short, and enter into forward commitments to purchase securities; lend their securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes.

         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

         Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated in this Prospectus and in the Trust's SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the Sub-advisor determines that it is practicable to sell or close out the investment without undue market consequences to the Portfolio.

         The Portfolio's investments include, but are not limited to, the following:

         U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." For a description of securities ratings, see the Appendix to the Trust's SAI.

         Convertible Securities. The Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

         The convertible securities in which the Portfolio may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, the Portfolio may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Loan Participation and Assignments. The Portfolio may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Portfolio's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

         Large loans to corporation or governments may be shared or syndicated among several lenders, usually banks. The Portfolio may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" below for a discussion of the limits on the Portfolio's investments in loan participations and assignments with limited marketability. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Portfolio's rights against the borrower may be more limited than those held by the original lender.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well.

         The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).

         Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates (which are nominal interest rates adjusted for inflation). If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly.

         Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

         A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. In addition, the Portfolio may invest in other asset-backed securities that have been offered to investors. For an additional discussion of mortgage-related and other asset-backed securities and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, for the purpose of achieving income, the Portfolio may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price, and for some purposes may be considered a borrowing. The Portfolio may also enter into dollar rolls, in which the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Portfolio foregoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price.

         These practices will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio's portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. The Portfolio will maintain a segregated account consisting of cash or other liquid assets to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls will be subject to the Portfolio's limitations on borrowings as discussed in the Trust's SAI under "Investment Restrictions." Apart from transactions involving reverse repurchase agreements and dollar rolls, the Portfolio will not borrow money, except for temporary administrative purposes. For an additional discussion of the risks of borrowing, and of reverse repurchase agreements and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed-Delivery, and Forward Commitment Transactions. The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Portfolio will set aside and maintain until the settlement date, in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

         Short Sales. The Portfolio may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale "against the box") is a transaction in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Portfolio engages in short sales, it must (except in the case of short sales against the box) maintain asset coverage in the form of cash or other liquid assets in a segregated account. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Foreign Securities. The Portfolio may invest directly in fixed income securities of non-U.S. issuers. The Portfolio will concentrate its foreign investments to securities of issuers based in developed countries. The Portfolio may invest up to 5% of its assets in securities of issuers based in countries with emerging securities markets. The Sub-advisor has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of the risks involved in investing in foreign securities, in general, and the special risks of investing in developing countries, as well as the risks of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Options on Securities, Securities Indexes, and Currencies. The Portfolio may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Portfolio may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option only if the option is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The Portfolio may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of options and the risks involved therein, as well as the risks involved in investing in foreign currency, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of segregated assets consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets. For an additional discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Hybrid Instruments. The Portfolio may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities.
Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 that the Sub-advisor has determined to be liquid under procedures approved by the Board of Trustees). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

     Portfolio Turnover. The Portfolio may have portfolio turnover higher than other mutual funds with similar investment objectives. For an additional discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."


AST American Century International Growth Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital growth. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues) and have, in the opinion of the Sub-advisor, potential for appreciation. The Portfolio will invest primarily in issuers in developed markets. The Portfolio will invest primarily in equity securities (defined to include equity equivalents) of such issuers. The Portfolio will attempt to stay fully invested in such securities, regardless of the movement of stock prices generally. The Portfolio will not invest more than 5% of its assets in securities of companies that do not have a record of at least three years continuous operation.

         Although the primary investment of the Portfolio will be equity securities, the Portfolio may also invest in other types of securities consistent with the accomplishment of the Portfolio's objectives. When the Sub-advisor believes that the total return potential of other securities equals or exceeds the potential return of equity securities, the Portfolio may invest up to 35% in such other securities.

         The other securities the Portfolio may invest in are bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Portfolio will limit its purchases of debt securities to investment grade obligations. For long-term debt obligations this includes securities that are rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or that are not rated but considered by the Sub-advisor to be of equivalent quality. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances than is the case with higher quality debt securities. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's SAI. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         The Portfolio may make foreign investments either directly in foreign securities, or indirectly by purchasing depositary receipts or depositary shares or similar instruments ("DRs") for foreign securities. DRs are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. The Portfolio may also purchase securities of such issuers in foreign markets, either on foreign securities exchanges or in the over-the-counter markets.

         The Portfolio may also invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Portfolio to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Portfolio to benefit from the growth over time in the equity of an issuer. Examples of other equity securities and equity equivalents are preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of one type of derivative security in which the Portfolio might invest is a depositary receipt.

         In addition to other factors that will affect their value, the value of the Portfolio's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of the Portfolio, impact the net asset value of the Portfolio's shares.

         Under normal conditions, the Portfolio will invest at least 65% of its assets in equity and equity equivalent securities of issuers from at least three countries outside of the United States. While securities of U.S. issuers may be included in the Portfolio from time to time, it is the primary intent of the Sub-advisor to diversify investments across a broad range of foreign issuers. The Sub-advisor defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside the United States, and/or whose principal trading market is outside the United States.

         In order to achieve maximum investment flexibility, the Portfolio has not established geographic limits on asset distribution, on either a country-by-country or region-by-region basis. The Sub-advisor expects to invest both in issuers in developed markets (such as Germany, the United Kingdom and Japan) and in issuers in emerging market countries. The Sub-advisor considers "emerging market countries" to include all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (commonly referred to as the World Bank) and the International Finance Corporation (IFC), as well as countries that are classified by the United Nations as developing. Currently, the countries not included in this category are the United States, Canada, Japan, the United Kingdom, Germany, Austria, France, Italy, Ireland, Spain, Belgium, the Netherlands, Switzerland, Sweden, Finland, Norway, Denmark, Australia, and New Zealand. In addition, as used with respect to this Portfolio, "securities of issuers in emerging market countries" means (i) securities of issuers the principal securities trading market for which is an emerging market country,
(ii) securities, regardless of where traded, of issuers that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries, or (iii) securities of issuers having their principal place of business or principal office in emerging market countries.

         The principal criteria for inclusion of a security in the Portfolio is its ability to meet the fundamental and technical standards of selection and, in the opinion of the Sub-advisor, to achieve better-than-average appreciation. If, in the opinion of the Sub-advisor, a particular security satisfies these principal criteria, the security may be included in the Portfolio, regardless of the location of the issuer or the percentage of the Portfolio's investments in the issuer's country or region. At the same time, however, the Sub-advisor recognizes that both the selection of the Portfolio's individual securities and the allocation of the Portfolio's assets across different countries and regions are important factors in managing an international portfolio. For this reason, the Sub-advisor will also consider a number of other factors in making investment selections including: the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations.

         Investing in securities of foreign issuers generally involves greater risks than investing in the securities of domestic companies. As with any investment in securities, the value of an investment in the Portfolio can decrease as well as increase, depending upon a variety of factors which may affect the values and income generated by the portfolio securities. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to clearance and settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Investments in the Portfolio should not be considered a complete investment program and may not be appropriate for an individual with limited investment resources or who is unable to tolerate fluctuations in the value of the investment. For a discussion of certain risks involved in investing in foreign securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Emerging Markets. The Portfolio may invest in securities of issuers in emerging market countries. Investing in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature and political systems that can be expected to be less stable than those of developed countries.

         The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and greater volatility in the price of securities traded on those markets. For an additional discussion of the special risks involved in investing in developing countries or "emerging markets," see this Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Currency Exchange Contracts. Some of the securities held by the Portfolio will be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent upon the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Portfolio will be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be an important factor in the overall performance of the Portfolio.

         To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date at a specific price. The Portfolio may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Portfolio's positions generally. By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Portfolio can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Portfolio may enter into transaction hedging contracts with respect to all or a substantial portion of its trades.

         When the Sub-advisor believes that a particular currency may decline in value compared to the dollar, the Portfolio may enter into a foreign currency exchange contract to sell an amount of foreign currency equal to the value of some or all of the portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Portfolio may not enter into a portfolio hedging transaction where the Portfolio would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency. The Portfolio will make use of portfolio hedging to the extent deemed appropriate by the Sub-advisor. However, it is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         If the Portfolio enters into a forward contract, the Portfolio, when required, will instruct its custodian bank to segregate cash or other liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Portfolio's commitment. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar. For an additional discussion of foreign currency exchange contracts, certain risks involved therein and the risks of currency fluctuations generally, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Indirect Foreign Investments. Subject to certain restrictions contained in the Investment Company Act, the Portfolio may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies authorized to invest in those countries. If the Portfolio invests in investment companies, the Portfolio will bear its proportionate shares of the costs incurred by such companies, including investment advisory fees, if any.

         Sovereign Debt Obligations. The Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio Turnover. Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the Portfolio's objectives. The Sub-advisor believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated. The portfolio turnover may be higher than other mutual funds with similar investment objectives. For an additional discussion of portfolio turnover, see this Prospectus under "Portfolio Turnover" and the Trust's SAI under "Investment Objectives and Policies."

         Temporary Investments. Notwithstanding the Portfolio's investment objective of capital growth, under exceptional market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). To the extent the Portfolio assumes a defensive position, it will not be pursuing its investment objective of capital growth.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

         The Portfolio will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those commercial banks and broker-dealers who are deemed creditworthy pursuant to criteria adopted by the Trust's Board of Trustees. Repurchase agreements maturing in more than seven days will be subject to the Portfolio's 15% limitation on illiquid securities described below. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued Transactions. The Portfolio may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the Sub-advisor, such purchases will further the investment objectives of the Portfolio. For a discussion of when-issued securities and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

         Rule 144A Securities. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

         With respect to securities eligible for resale under Rule 144A, the Staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Trust is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Sub-advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

         Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Sub-advisor will consider appropriate remedies to minimize the effect on the Portfolio's liquidity. The Portfolio may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Portfolio shares). For an additional discussion of Rule 144A securities and illiquid and restricted securities, and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."


AST American Century Strategic Balanced Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital growth and current income. This is a fundamental objective of the Portfolio.

Investment Policies:

         It is the Sub-advisor's intention to maintain approximately 60% of the Portfolio's assets in common stocks that are considered by the Sub-advisor to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities.

         Equity Investments. With the equity portion of the Portfolio, the Sub-advisor seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenue acceleration) and have, in the opinion of the Sub-advisor, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the Sub-advisor intends to keep the equity portion of the Portfolio fully invested in these securities regardless of the movement of stock prices generally. The Portfolio will not invest more than 5% of its assets in securities of companies that do not have a record of at least three years continuous operation.

         The Sub-advisor selects, for the equity portion of the Portfolio, securities of companies whose earnings and revenue trends meet the Sub-advisor's standards of selection. The size of the companies in which the Portfolio invests tends to give it its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that the volatility of the Portfolio will be impacted by the size of companies in which it invests.

         Fixed Income Investments. The Sub-advisor intends to maintain approximately 40% of the Portfolio's assets in fixed income securities, approximately 80% of which will be invested in domestic fixed income securities and approximately 20% of which will be invested in foreign fixed income securities. This percentage will fluctuate from time to time and may be higher or lower depending on the mix the Sub-advisor believes will provide the most favorable outlook for achieving the Portfolio's objectives. A minimum of 25% of the Portfolio's assets will be invested in fixed income senior securities.

         The fixed income portion of the Portfolio may include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The Portfolio may also invest in mortgage-related and other asset-backed securities. As with the equity portion of the Portfolio, the bond portion of the Portfolio will be diversified among the various types of fixed income investment categories described above. The Sub-advisor's strategy is to actively manage the Portfolio by investing the Portfolio's assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

         The value of fixed income securities fluctuates based on changes in interest rates, currency values and the credit quality of the issuer. The Sub-advisor will actively manage the Portfolio, adjusting the weighted average portfolio maturity as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of the Portfolio may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the Portfolio's net asset value. When interest rates are falling and bond prices are rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.

         Debt securities that comprise part of the Portfolio's fixed income portfolio will primarily be limited to "investment grade" obligations. However, the Portfolio may invest up to 10% of its fixed income assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances. "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's SAI.

         There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Portfolio are analyzed by the Sub-advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Portfolio. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

     Under normal market conditions, the maturities of fixed-income securities in which the Portfolio invests will range from 2 to 30 years.

         In determining the allocation of assets among U.S. and foreign capital markets, the Sub-advisor considers the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. In selecting securities in foreign currencies, the Sub-advisor considers, among other factors, the impact of foreign exchange rates relative to the U.S. dollar value of such securities. The Sub-advisor may seek to hedge all or a part of the Portfolio's foreign currency exposure through the use of forward foreign currency contracts or options thereon.

         Foreign Securities. The Portfolio may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies primarily from developed markets, when these securities meet its standards of selection. The Portfolio may make such investments either directly in foreign securities, or by purchasing depositary receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

         The Portfolio may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic securities purchased by the Portfolio are also applicable to its foreign securities investments. For a discussion of certain risks involved in investing in foreign securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Forward Currency Exchange Contracts. Some of the foreign securities held by the Portfolio may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the Portfolio.

         To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts. A forward currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date at a specific price. An option is a contractual right to acquire a financial asset, such as a security, the securities of a market index, a foreign currency or a foreign currency exchange contract, at a specified price at the end of a specified term.

         The Portfolio may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Portfolio's positions generally. By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Portfolio can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Portfolio may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

         When the Sub-advisor believes that a particular currency may decline in value compared to the U.S. dollar, the Portfolio may enter into forward currency exchange contracts to sell the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Portfolio may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency. The Portfolio will make use of the portfolio hedging to the extent deemed appropriate by the Sub-advisor. However, it is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         If the Portfolio enters into a forward contract, the Portfolio, when required, will instruct its custodian bank to segregate cash or other liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Portfolio's commitment. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the Portfolio against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar. For an additional discussion of foreign currency exchange contracts, certain risks involved therein and the risks of currency fluctuations generally, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may purchase mortgage-related and other asset-backed securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government in the case of securities guaranteed by the Government National Mortgage Association (GNMA), or guaranteed by agencies or instrumentalities of the U.S. government in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

         Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

         The Portfolio may also invest in  collateralized  mortgage  obligations
(CMOs). CMOs are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. The Portfolio may buy CMOs that are: (i) collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government; (ii) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. For a discussion of certain risks involved in mortgage related and other asset-back securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the Portfolio's objectives. The Sub-advisor believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated. The portfolio turnover of the Portfolio may be higher than other mutual funds with similar investment objectives. For an additional discussion of portfolio turnover, see this Prospectus under "Portfolio Turnover" and the Trust's SAI under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

         The Portfolio will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trust's Board of Trustees. Repurchase agreements maturing in more than seven days will be subject to the Portfolio's 15% limitation on illiquid securities described below. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Securities. To the extent permitted by its investment objectives and policies, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

         The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the Portfolio may not invest in oil and gas leases or futures. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

         There are a range of risks associated with derivative investments, including: the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-advisor anticipates; the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment; and the risk that the counterparty will fail to perform its obligations. For a discussion of certain risks involved in investing in derivative securities, including futures and options contracts, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         When-Issued Transactions. The Portfolio may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the Sub-advisor, such purchases will further the investment objectives of the Portfolio. For a discussion of when-issued securities and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

         Rule 144A Securities. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

         With respect to securities eligible for resale under Rule 144A, the Staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Trust is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Sub-advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

         Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Sub-advisor will consider appropriate remedies to minimize the effect on the Portfolio's liquidity. The Portfolio may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Portfolio shares). For an additional discussion of Rule 144A securities and illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

AST Putnam Value Growth & Income Portfolio:

     Investment Objective: The primary investment objective of the Portfolio is to seek capital growth. Current income is a secondary investment objective. These are fundamental objectives of the Portfolio.

Investment Policies:

         The Portfolio invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks, or convertible securities (both debt securities and preferred stocks) or U.S. government securities, if the Sub-advisor determines that their purchase would help further the Portfolio's investment objectives. The types of securities held by the Portfolio may vary from time to time in light of the Portfolio's investment objectives, changes in interest rates, and economic and other factors. When selecting securities for the Portfolio that have the potential for capital growth, the Sub-advisor will seek to identify securities that are significantly undervalued in relation to underlying asset values or earnings potential. The Portfolio may also hold a portion of its assets in cash or money market instruments.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities or preferred stocks, or invest in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities traded in foreign securities markets. The Portfolio may also purchase Eurodollar certificates of deposit, without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities in general, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may buy or sell foreign currencies, foreign currency futures contracts and foreign currency forward contracts for hedging purposes in connection with its foreign investments. For a discussion of foreign currency transactions, certain risks involved therein and the risk of currency fluctuations generally, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Lower-Rated Fixed-Income Securities. The Portfolio may invest a portion of its assets in fixed-income securities, including lower-rated fixed-income securities, which are commonly known as "junk bonds," without limitation as to credit rating. The values of fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. The values of lower-rated securities generally fluctuate more than those of higher-rated securities. Securities in the lower rating categories may, depending on their rating, have large uncertainties or major exposure to adverse conditions, and may be of poor standing and predominantly speculative. Certain lower-rated securities may be in default. Securities rated Baa or BBB, while considered investment grade, are more vulnerable to adverse economic conditions than securities in the higher-rated categories and have speculative elements. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's SAI. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Zero Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may invest in zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. For an additional discussion of zero coupon bonds and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Stock Index Futures and Options. The Portfolio may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures transaction, the Portfolio realizes a gain or loss. The Portfolio may buy and sell call and put options on index futures or on stock indices in addition to or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. For an additional discussion of index futures and related options and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Options. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

         When the Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio may also buy and sell put and call options for hedging purposes. From time to time, the Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of Portfolio assets. The use of these strategies may be limited by applicable law. For an additional discussion of options transactions and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

AST Putnam International Equity Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio seeks its objective by investing primarily in equity securities of companies located in countries other than the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Sub-advisor believes purchasing them would help achieve the Portfolio's objective. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.

         The Portfolio will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States. The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risks then in investing in developed markets. For a discussion of the special risks involved in investing in emerging markets and foreign securities in general, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investments Methods."

         The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

         The Sub-advisor believes that the securities markets of many nations move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of foreign securities, the Sub-advisor attempts to reduce the risks associated with being invested in the economy of only one country. The countries which the Sub-advisor believes offer attractive opportunities for investment may change from time to time.

         The Portfolio may seek investment opportunities among securities of large, widely-traded companies as well as securities of smaller, less well known companies. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the international securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of portfolio assets. In implementing these defensive strategies, the Portfolio may invest without limit in cash and money market instruments, securities primarily traded in the U.S. markets, or in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when or for how long the Portfolio will use these alternative strategies.

         Options and Futures Transactions. The Portfolio may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. The Portfolio may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's return if the option expires unexercised or is closed out at a net profit. The Portfolio may also buy and sell put and call options on such securities for hedging purposes. When the Portfolio writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

         The Portfolio may buy and sell index futures contracts for hedging purposes. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index future transaction, the Portfolio realizes a gain or loss. The Portfolio may also purchase and sell call and put options on index futures or on indices in addition or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         The Portfolio generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the Portfolio may purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio.

         Because the markets for certain options and futures contracts in which the Portfolio will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Portfolio's ability to engage in transactions using such investments may be limited. The Portfolio's ability to engage in hedging transactions may be limited by certain regulatory requirements and tax considerations. The
Portfolio's hedging transactions may affect the character or amount of the Portfolio's distributions. For an additional discussion of options and futures transactions and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Transactions. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Portfolio may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, for transaction hedging purposes the Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the Portfolio may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         The Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contacts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolio may also purchase or sell foreign currency on a spot basis.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The decision as to whether and to what extent the Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Portfolio will engage in foreign currency exchange transactions at any given time or from time to time. For an additional discussion of foreign currency exchange transactions, certain risks involved therein, and the risk of currency fluctuations generally, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

AST Putnam Balanced Portfolio:

Investment Objective: The investment objective of the Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. This is a fundamental objective of the Portfolio.

Investment Policies:

         In seeking its objective the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The Portfolio's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The portion of the Portfolio's assets invested in equity securities and fixed income securities will vary from time to time in light of the Portfolio's investment objective, changes in interest rates and economic and other factors. However, under normal market conditions, it is expected that at least 25% of the Portfolio's total assets will be invested in fixed income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed income characteristics of those securities.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may concentrate its investments in debt securities, preferred stocks, cash or money market instruments or invest in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities traded in foreign securities markets. The Portfolio may also purchase Eurodollar certificates of deposit without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities, in general, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may buy or sell foreign currencies and foreign currency forward contracts for hedging purposes in connection with its foreign investments. For a discussion of foreign currency transactions, certain risks involved therein, and the risk of currency fluctuations generally, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Fixed-Income Securities. The Portfolio may invest in both higher-rated and lower-rated fixed-income securities. The values of fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income securities will generally decline. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from such securities, but will affect the Portfolio's net asset value. The values of lower-rated securities generally fluctuate more than those of higher-rated securities.

         The Portfolio will not invest in securities rated at the time of purchase lower than B by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and other nationally recognized rating organizations or in unrated securities which the Sub-advisor determines are of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major risk exposures to adverse conditions. Securities rated lower than Baa by Moody's or BBB by S&P and unrated securities of comparable quality are sometimes referred to as "junk bonds." The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's SAI. The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the
Sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

         The Sub-advisor seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         At times, a substantial portion of portfolio assets may be invested in securities as to which the Portfolio, by itself or together with other funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default of these securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Zero Coupon Bonds. The Portfolio may invest in so-called zero coupon bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. The Portfolio is required to accrue and distribute income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus the Portfolio may have to sell other investments to obtain cash needed to make income distributions. For an additional discussion of zero coupon bonds and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Financial Futures, Index Futures and Options. The Portfolio may buy and sell financial futures contracts on stock indexes, U.S. government securities, fixed income securities and currencies. A futures contract is a contract to buy or sell units of a particular stock index, or a certain amount of a U.S. government security, foreign fixed income security or foreign currency, at an agreed price on a specified future date. Depending on the change in value of the index, security or currency between the time a fund enters into and terminates a futures contract, that fund realizes a gain or loss. The Portfolio may purchase and sell futures contracts for hedging purposes and for non-hedging purposes, such as to adjust its exposure to the relevant stock or bond markets. For example, when the Sub-advisor wants to increase the Portfolio's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index. Similarly, when the Sub-advisor wants to increase the Portfolio's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury securities.

         The Portfolio may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts or to earn additional income.

         Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which the Portfolio may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Portfolio will enter into such option contracts with particular securities dealers who make markets in these options. The Portfolio's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Portfolio. For an additional discussion of options and futures transactions and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Options. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

         When the Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio may also buy and sell put and call options for hedging purposes. From time to time, the Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of portfolio assets. The use of these strategies may be limited by applicable law. For an additional discussion of option transactions and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

         Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's turnover rate may be higher than that of other mutual funds. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

AST Cohen & Steers Realty Portfolio:


     Investment Objective: The investment objective of the Portfolio is to maximize total return through investment in real estate securities. This is a fundamental objective of the Portfolio.

Investment Policies:

The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital appreciation (both realized and unrealized) and current income. There can be no assurance that the Portfolio's investment objective will be achieved.

Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of (i) common stocks (including shares in real estate investment trusts), (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in the Sub-advisor's view, a significant element of the securities' value, and (iv) preferred stocks. For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets in such real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. For a discussion of certain risks involved in investing in foreign securities in general, including the risks of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." When, in the judgment of the Portfolio's Sub-advisor, market or general economic conditions justify a temporary defensive position, the Portfolio will deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. The Portfolio may also at any time invest funds awaiting investment or funds held as reserves to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

         The Portfolio will not invest more than 15% of its net assets in illiquid securities. For this purpose illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Certain securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Sub-advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Real Estate Investment Trusts. The Portfolio may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on amounts distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties that have appreciated or depreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         Risks of Investment in Real Estate Securities. The Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

         In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon the skills of their managers and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). The factors noted in the previous paragraph may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         Investment Techniques. The Portfolio is authorized to use the following investment techniques, subject to the accompanying restrictions. Although these techniques or strategies are used regularly by some investment companies, the Sub-advisor expects that the Portfolio's use of these techniques will not be routine and will be limited to special situations.

                  Options on Securities and Stock Indices. The Portfolio may write (i.e., sell) covered put and call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

         The Portfolio may write a call or put option only if the option is "covered." This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Portfolio maintains collateral consisting of cash or other liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Portfolio. The Portfolio will not purchase put or call options if the aggregate premiums paid for such options would exceed 5% of its total assets at the time of purchase.

                  Futures Contracts. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. For a discussion of the risks involved in investments in futures and related options, and certain limitations of such investments, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

                  Forward Foreign Currency Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

         The Portfolio will enter into forward contracts under the following circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when it is believed that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The second investment practice is generally referred to as "cross-hedging." The Portfolio's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which no portfolio securities are denominated. The Portfolio will not enter into forward foreign currency contracts if, as a result, the Portfolio will have more than 15% of the value of its net assets committed to the consummation of such contracts. To the extent such contracts would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in illiquid securities.

         For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

                  Short Sales. The Portfolio may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of the Portfolio, and the value of securities of any one issuer in which the Portfolio is short would not exceed the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of any issuer. The Portfolio must maintain collateral in a segregated account consisting of cash or other liquid assets with a value equal to the current market value of the shorted securities, which are marked to market daily. If the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), the above requirements are not applicable.

         Non-Diversified Status, Portfolio Turnover. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See this Prospectus under "Tax Matters." To so qualify, among other requirements, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of issuers than a diversified investment company, an investment in the Portfolio may present greater risk to an investor than an investment in a diversified company.

         The Portfolio may have higher portfolio turnover than other mutual funds with similar objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."


AST Stein Roe Venture Portfolio:


Investment Objective: The investment objective of the Portfolio is long-term capital appreciation. The Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

Investment Policies:

         The Portfolio will pursue its objective by investing primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Sub-advisor believes represent special opportunities. The Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations. The Sub-advisor considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

         In both its initial and ongoing appraisals of a company's management, the Sub-advisor seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Sub-advisor favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

Portfolio Investments and Strategies.

         Debt Securities. In pursuing its investment objective, the Portfolio may invest in debt securities of corporate and governmental issuers. The Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade (i.e., below the four highest grades assigned by a nationally recognized statistical rating organization). Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal.

         The risks inherent in debt securities depend primarily on the term and quality of the obligation as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation, and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Sub-advisor determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

         Convertible Securities. By investing in convertible securities, the Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Sub-advisor will consider substantially the same criteria that would be considered in purchasing the underlying stock.

         Although convertible securities purchased by the Portfolio are frequently rated investment grade, the Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Sub-advisor's other investment criteria. Convertible securities rated below investment grade: (1) tend to be more sensitive to interest rate and economic changes; (2) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities; and (3) may be more thinly traded due to the fact that such securities are less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, the Sub-advisor's own investment research and analysis tends to be more important than other factors in the purchase of such securities.

         Foreign Securities. The Portfolio may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, the Portfolio is limited to investing no more than 25% of its total assets in foreign securities. The Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, the Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. For a further discussion of the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Interfund Lending; When-Issued and Delayed-Delivery Securities. The Portfolio may participate in an interfund lending program, subject to certain restrictions described in the SAI. The Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

         Derivatives. Consistent with its objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, swaps, caps, floors, collars, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

         Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

         The successful use of Derivatives depends on the Sub-advisor's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For an additional discussion of certain risks involved in derivative securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuation, the Portfolio may: (1) purchase and write both call options and put options on securities, indices and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indices or other benchmarks. The Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. Because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

         Short Sales Against the Box. The Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Sub-advisor does not want to sell the security.

Risks and Investment Considerations.

         All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Portfolio is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Of course, there can be no guarantee that the Portfolio will achieve its objective.

         The Portfolio's investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval. However, shareholders of the Portfolio will receive at least 30 days written notice prior to any change in the Portfolio's investment objective. If there is a change in the Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment.

         Securities of small and medium-sized companies may be subject to greater price volatility than securities of larger companies and tend to have a lower degree of market liquidity. They also may be more sensitive to changes in economic and business conditions, and may react differently than securities of larger companies. In addition, such companies are less well known to the investing public and may not be as widely followed by the investment community.

         Although the Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. The Portfolio will not invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry.


AST Bankers Trust Enhanced 500 Portfolio:


Investment Objective: The investment objective of the Portfolio is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         The Portfolio will include the common stock of companies included in the S&P 500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-advisor believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.

         In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably generate returns that will exceed or be less than the performance of the S&P 500. Based on these criteria, the Sub-advisor determines whether the Portfolio should overweight, underweight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. While the majority of the issues held by the Portfolio will have neutral weightings to the S&P 500, approximately 100 will be over or underweighted relative to the index. In addition, the Sub-advisor may determine based on the quantitative criteria that certain S&P 500 stocks should not be held by the Portfolio in any amount. The Sub-advisor believes that the various quantitative criteria used to determine which issues to over or underweight will balance each other so that the overall risk of the Portfolio will not be materially different than risk of the S&P 500 itself.

         The Sub-advisor will not purchase the stock of its parent company, Bankers Trust New York Corporation, which is included in the S&P 500.

         About the S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the NYSE. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager and Sub-advisor.

         The Portfolio is not sponsored, endorsed, sold or promoted by Standard &Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to the Investment Manager or the Sub-advisor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Investment Manager, Sub-advisor, or Portfolio. S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the Portfolio's net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         For more information about the performance of the S&P 500, see the Trust's SAI under "Investment Objectives and Policies."

         Investment Considerations. The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio utilizes a "quantitative" investment approach and attempts to outperform the S&P 500 through statistical procedures. Therefore, the Sub-advisor will not attempt to judge the merits of any particular stock as an investment.

         The Portfolio may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Portfolio invests primarily for growth. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.

         As a mutual fund investing primarily in common stocks, the Portfolio is subject to market risk --- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

         The Portfolio's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Portfolio's shareholders. If there is a change in the Portfolio's investment objective, a shareholder should consider whether the Portfolio remains an appropriate investment. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund.

         As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Portfolio's ability to achieve its objective may be impaired. These are fundamental investment policies of the Portfolio which may not be changed without shareholder approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days). Additional information on the investment policies and restrictions of the Portfolio are contained in the Trust's SAI under Investment Objectives and Policies" and "Investment Restrictions."

         The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives.

                  The following discussion contains more detailed information about types of instruments in which the Portfolio may invest and strategies the Sub-advisor may employ in pursuit of the Portfolio's investment objective.

         Other Equity Securities. As part of one of the strategies used to outperform the S&P 500, the Portfolio may invest in the equity securities of companies that are not included in the S&P 500. These equity securities may include securities of companies that are the subject of publicly announced acquisitions or other major corporate transactions. Securities of some of these companies may perform much like fixed income investments because the market anticipates that the transaction will likely be consummated, resulting in a cash payment for the securities. In such cases, the Portfolio may enter into securities index futures contracts and/or related options as described in this Prospectus in order to maintain its exposure to the equity markets when investing in these companies. While this strategy is intended to generate additional gains for the Portfolio without materially increasing the risk to which the Portfolio is subject, there can be no assurance that the strategy will achieve its intended results. The Portfolio will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500.

         Short-Term Investments. The Portfolio may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Portfolio's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances and commercial paper.

         U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         When Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with its custodian a segregated account containing cash or other liquid assets in an amount at least equal to these commitments.

         Derivatives. The Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

         The Portfolio will only use derivatives for hedging purposes. While derivatives can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. Derivatives will not be used to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The Portfolio will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect against potential market declines.

                  Securities Index Futures and Related Options. The Portfolio may enter into securities index futures contracts and related options provided that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio's assets and provided that the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%. When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.

                  Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

                  Convertible Securities. The Portfolio may invest in convertible securities, which are bonds or preferred stocks that may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

                  Further risks associated with the use of futures contracts, options, warrants and convertible securities. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Fund will not use futures contracts, options, warrants and convertible securities for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants and convertible securities by the Portfolio are: (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, options, warrants and convertible securities; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However, options, warrants and convertible securities purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Portfolio.

                  Asset Coverage. To assure that futures and related options, as well as when-issued and delayed-delivery securities, are not used by the Portfolio to achieve excessive investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by establishing a segregated account with the Portfolio's custodian containing cash or liquid portfolio securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.


AST Marsico Capital Growth Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek capital growth. This is a fundamental objective of the Portfolio. Income realization is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies. The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash.

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. In such circumstances, investment income will increase and may constitute a large portion of the return on the Portfolio and the Portfolio will not participate in the market advances or declines to the extent that it would if it were fully invested.

         The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. For a discussion of depositary receipts and the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Debt Securities. Debt securities that the Portfolio may purchase include corporate bonds and debentures, government securities, mortgage- and asset-backed securities, zero-coupon bonds, index/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. The Portfolio will not invest more than 5% of its total assets in bonds rated below investment grade. The Portfolio will not invest more than 25% of its total assets in mortgage- and asset-backed securities. For a discussion of mortgage- and asset-backed securities and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

                  Zero coupon, Pay-in-kind, and Step Coupon Securities. The Portfolio may invest up to 10% of its total assets in zero coupon, pay-in-kind and step coupon securities in the aggregate. Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued. The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities.

                  Index/structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities, typically with short to intermediate terms, whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

         Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return. The Portfolio will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations. For an additional discussion of futures and options transactions and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements, which involve the purchase of a security by the Portfolio and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. The Portfolio's repurchase agreements will at all times be fully collateralized. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Borrowing. Subject to the Portfolio's restrictions on borrowing, the Portfolio may borrow money from banks. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

         Portfolio Turnover. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. For an additional discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."


AST Neuberger Berman Mid-Cap Value Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. The Portfolio invests principally in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. A value-oriented portfolio manager buys stocks that are selling at a price that is lower than what the manager believes they are worth. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.

         Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets). The Sub-advisor looks for securities believed to be undervalued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle.

         The Sub-advisor believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also contemplates selling portfolio securities when they are considered to have reached their potential.

         The Sub-advisor considers additional factors when selecting securities for the Portfolio, including ownership by a company's management of the company's stock and the dominance of a company in its particular field.

         In addition to investing in the stocks of medium capitalization companies ("mid-cap companies") and large capitalization companies ("large-cap companies"), investments may be made in smaller, less well-known companies ("small-cap companies"). Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-cap companies. However, small- and mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices may fluctuate more widely and abruptly. Any such movements in stocks held by the Portfolio would be reflected in the Portfolio's net asset value. Small- and mid-cap company stocks are also less researched than large-cap company stocks and are often overlooked in the market.

         An investment in the Portfolio involves certain risks, depending upon the types of investments it makes. Although the Portfolio ordinarily invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and agency securities, debt securities, or money market instruments, or may retain assets in cash or cash equivalents. The Portfolio may not necessarily buy any or all of the types of securities or use any or all of the techniques that are described below. As discussed in more detail below, special risk factors apply to certain investments that may be made by the Portfolio, including investments in foreign securities, options contracts, zero coupon bonds, and debt securities rated below investment grade. Up to 15% of the Portfolio's net assets, measured at the time of investment, may be invested in corporate debt securities that are below investment grade or in comparable unrated securities. The use of hedging or other techniques is discretionary and no representation is made that the risk of the Portfolio will be reduced by the techniques discussed below.

         Short-Term Trading; Portfolio Turnover. While the Sub-advisor does not purchase securities with the intention of profiting from short-term trading, the Portfolio may sell portfolio securities when the Sub-advisor believes that such action is advisable. Therefore, the Portfolio may have higher portfolio turnover than other mutual funds with similar objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

         Cash Investments. For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash or cash equivalents, U.S. Government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. To the extent that the Portfolio is invested in these temporary defensive instruments, it will not be pursuing its investment objective.

         Fixed Income Securities. The Portfolio may invest in fixed income or debt securities, the value of which are likely to decline in times of rising interest rates and rise in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security.

         High quality debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Rating Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, or Duff & Phelps Credit Rating Co. in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency securities, have been determined by the Sub-advisor to be of comparable quality. Investment grade debt securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories or, if unrated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities. Securities rated by Moody's in its fourth highest category (Baa) may have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

         Lower-Rated Fixed Income Securities. Debt securities rated below the fourth highest category by all NRSROs that have rated them, and comparable unrated securities, are considered to be below investment grade. The Portfolio may invest up to 15% of its net assets, measured at the time of investment, in debt securities that are below investment grade or comparable unrated securities. Securities rated below investment grade ("junk bonds") are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such securities may be considered predominantly speculative, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured.

         Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. In the case of lower-rated securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. The Sub-advisor will invest in such securities only when it concludes that the anticipated return to the Portfolio on such an investment warrants exposure to the additional level of risk.

         For an additional discussion of the risks involved in lower-rated bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." For an additional description of the ratings services' securities ratings, see the Appendix the Trust's SAI.

         Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Many convertible securities are rated below investment grade, or are unrated.

         Zero Coupon Securities. Zero coupon securities do not pay interest currently; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     U.S. Government and Agency Securities. U.S. Government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government agency securities are issued or guaranteed by U.S. Government agencies, instrumentalities, or other U.S. Government-sponsored enterprises, such as the Government National Mortgage Association (commonly known as "Ginnie Mae"), Fannie Mae, formerly Federal National Mortgage Association, Freddie Mac, formerly Federal Home Loan Mortgage Corporation, Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Agency securities may be backed by the full faith and credit of the United States, the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government and agency securities include U.S. Government and agency mortgage-backed securities. The market prices of U.S.
Government and agency securities are not guaranteed by the government and generally fluctuate inversely with changing interest rates.

         Borrowings. As a non-fundamental policy, the Portfolio may not purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. In addition, the Portfolio is subject to the fundamental restriction on borrowing described in the Trust's SAI under "Investment Restrictions."

         Illiquid, Restricted and Rule 144A Securities. Subject to guidelines established by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Sub-advisor, acting pursuant to the guidelines established by the Board of Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolio may be subject to legal restrictions which could be costly to the Portfolio.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Foreign securities are those of issuers organized and doing business principally outside the U.S., including non-U.S. governments, their agencies, and instrumentalities. The Portfolio may invest in foreign securities denominated in or indexed to foreign currencies, which may also be affected by the fluctuation of the foreign currencies relative to the U.S. dollar, irrespective of the performance of the underlying investment. The Sub-advisor considers these factors in making investments for the Portfolio. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities of foreign issuers. In addition, the Portfolio may enter into forward foreign currency contracts or futures contracts (agreements to exchange one currency for another at a future date) and related options to manage currency risks and to facilitate transactions in foreign securities.

         The Portfolio may only invest up to 10% of the value of its total assets, measured at the time of investment, in foreign securities. The 10% limitation does not apply with respect to foreign securities that are denominated in U.S. dollars.

     The Portfolio may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         Investments in foreign securities could be affected by factors generally not thought to be present in the U.S. Such factors include, but are not limited to, varying custody, brokerage and settlement practices; difficulty in pricing some foreign securities; and potentially adverse local, political, economic, social, or diplomatic developments, the investment significance of which may be difficult to discern.

         In addition, the risks of investing in securities of foreign companies and governments include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain portfolio securities irrespective of the performance of the underlying investment. Investments in depositary receipts (whether or not denominated in U.S. dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency. All of the foregoing risks may be intensified in emerging industrialized and less developed countries.

         For an additional discussion of foreign securities and the risks involved therein, including the risks of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may enter into forward contracts in order to protect against adverse changes in foreign currency exchange rates, to facilitate transactions in foreign securities and to repatriate dividend or interest income received in foreign currencies. The Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Portfolio may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar.

         If the Portfolio enters into a forward contract to sell foreign currency, it may be required to place cash, fixed income or equity securities in a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. Although these contracts can protect the Portfolio from adverse exchange rates, they involve risk of loss if the Sub-advisor fails to predict foreign currency values correctly. For an additional discussion of forward contracts and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio having a market value not exceeding 10% of its net assets and may purchase call options in related closing transactions. When the Portfolio writes a covered call option against a security, the Portfolio is obligated to sell that security to the purchaser of the option at a fixed price at any time during a specified period if the purchaser decides to exercise the option. The maximum price the seller may realize on the security during the option period is the fixed price. The seller continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.

         The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions including transactional expense, price volatility and a high degree of leverage. The writing of options could result in significant increases in the Portfolio's turnover rate. The writing of options also could result in the inability of the Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the need for the Portfolio to sell a security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities in connection with its use of options. Options are considered derivatives. For an additional discussion of options and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         When-Issued Securities. In a when-issued transaction, the Portfolio commits to purchase securities in order to secure an advantageous price and yield at the time of the commitment and pays for the securities when they are delivered at a future date (generally within two months). If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. When issued securities may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase, which may magnify fluctuation in the Portfolio's net asset value.

         Repurchase Agreements. Subject to guidelines established by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. In a repurchase agreement, the Portfolio buys a security from a Federal Reserve member bank, or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations. Under the repurchase agreement guidelines, the Sub-advisor monitors the creditworthiness of repurchase agreement sellers. For an additional discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells securities to a bank or a securities dealer and at the same time agrees to repurchase the same securities at a higher price on a specific date. During the period before the repurchase, the Portfolio continues to receive principal and interest payments on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements may increase fluctuations in the Portfolio's net asset value and may be viewed as a form of leverage. The Sub-advisor monitors the creditworthiness of parties to reverse repurchase agreements. For an additional discussion of reverse repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Short Sales Against-the-Box. The Portfolio may make short sales against-the-box. To effect a short sale, the Portfolio will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed at a later date. A short sale is "against-the-box" when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of additional consideration, to obtain an equal amount of securities sold short. Short sales against-the-box allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


AST Neuberger Berman Mid-Cap Growth Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         The Portfolio invests in a diversified portfolio of common stocks believed to have the maximum potential for long-term above-average capital appreciation. Under normal conditions, the Portfolio primarily invests in the common stocks of medium capitalization companies ("mid-cap companies"). Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies. The Trust may revise this definition based on market conditions. Although the Portfolio will invest primarily in the common stocks of mid-cap companies, investments may be made in the securities of larger, widely traded companies ("large-cap companies") as well as smaller, less well-known companies ("small-cap companies"). At times, markets may favor the relative safety of larger capitalization securities and the greater growth potential of smaller capitalization securities over medium capitalization securities. The Portfolio does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-cap companies. However, small- and mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices may fluctuate more widely and abruptly. Any such movements in stocks held by the Portfolio would be reflected in the Portfolio's net asset value. Small- and mid-cap company stocks are also less researched than large-cap company stocks and are often overlooked in the market.

         The Portfolio is normally managed using a growth-oriented investment approach. A growth approach seeks stocks of companies that the Sub-advisor projects will grow at above-average rates and faster than others expect. The Portfolio's growth investment program involves greater risks and share price volatility than programs that invest in more undervalued securities. When the Sub-advisor believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings or cash flow) than an investor focusing primarily on current fundamental value. These multiples, however, tend to be reasonable relative to the Sub-advisor's expectation of the company's earnings growth rate.

         In selecting equity securities for the Portfolio, the Sub-advisor will consider, among other factors, an issuer's financial strength, competitive position, projected future earnings, management strength and experience, reasonable valuations, and other investment criteria. The Portfolio diversifies its investments among companies and industries.

         An investment in the Portfolio involves certain risks, depending upon the types of investments it makes. Although equity securities are normally the Portfolio's primary investment, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and Agency Securities, investment grade and non-investment grade debt securities, or money market instruments, or may retain assets in cash or cash equivalents. The Portfolio may not necessarily buy any or all of the types of securities or use any or all of the investment techniques that are described below. As discussed in more detail below, special risk factors apply to certain investments that may be made by the Portfolio, including investments in foreign securities, options and futures contracts, zero coupon bonds and debt securities rated below investment grade. As part of its strategy to achieve long-term capital appreciation, the Portfolio may invest up to 20% of its net assets in securities of issuers organized and doing business principally outside the United States. Up to 10% of the Portfolio's net assets, measured at the time of investment, may be invested in corporate debt securities that are below investment grade, but rated at least C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or comparable unrated securities. The use of hedging or other techniques is discretionary and no representation is made that the risk of the Portfolio will be reduced by the techniques discussed below.

         Short-Term Trading; Portfolio Turnover. While the Sub-advisor does not purchase securities with the intention of profiting from short-term trading, the Portfolio may sell portfolio securities when the Sub-advisor believes that such action is advisable. Therefore, the Portfolio may have higher portfolio turnover than other mutual funds with similar objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

         Cash Investments. For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash or cash equivalents, U.S. Government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. To the extent that the Portfolio is invested in these temporary defensive instruments, it will not be pursuing its investment objective.

         Fixed Income Securities. The Portfolio may invest in fixed income or debt securities, the value of which are likely to decline in times of rising interest rates and rise in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security.

         High quality debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Rating Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, or Duff & Phelps Credit Rating Co. in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency securities, have been determined by the Sub-advisor to be of comparable quality. Investment grade debt securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories or, if unrated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities. Securities rated by Moody's in its fourth highest category (Baa) may have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

         Lower-Rated Fixed Income Securities. Debt securities rated below the fourth highest category by all NRSROs that have rated them, and comparable unrated securities, are considered to be below investment grade. The Portfolio may invest up to 10% of its net assets, measured at the time of investment, in debt securities that are below investment grade or comparable unrated securities, but may not invest in securities rated below C by Moody's or S&P at the time of investment. Securities rated below investment grade ("junk bonds") are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such securities may be considered predominantly speculative, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured.


         Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. In the case of lower-rated securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. The Sub-advisor will invest in such securities only when it concludes that the anticipated return to the Portfolio on such an investment warrants exposure to the additional level of risk.


         If the quality of any fixed income securities held by the Portfolio deteriorates so that they no longer are rated at least C by Moody's or S&P, or, if unrated, are determined by the Sub-advisor to no longer be of comparable quality, the Portfolio will engage in an orderly disposition of the securities to the extent necessary to ensure that the Portfolio's holdings of such securities will not exceed 5% of its net assets.

         For an additional discussion of the risks involved in lower-rated bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." For an additional description of the ratings services' securities ratings, see the Appendix the Trust's SAI.

         Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Many convertible securities are rated below investment grade, or are unrated.

         Zero Coupon Securities. Zero coupon securities do not pay interest currently; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     U.S. Government and Agency Securities. U.S. Government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government agency securities are issued or guaranteed by U.S. Government agencies, instrumentalities, or other U.S. Government-sponsored enterprises, such as the Government National Mortgage Association (commonly known as "Ginnie Mae"), Fannie Mae, formerly Federal National Mortgage Association, Freddie Mac, formerly Federal Home Loan Mortgage Corporation, Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Agency securities may be backed by the full faith and credit of the United States, the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government and agency securities include U.S. Government and agency mortgage-backed securities. The market prices of U.S.
Government and agency securities are not guaranteed by the government and generally fluctuate inversely with changing interest rates.

         Borrowings. As a non-fundamental policy, the Portfolio may not purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. In addition, the Portfolio is subject to the fundamental restriction on borrowing described in the Trust's SAI under "Investment Restrictions."

         Illiquid, Restricted and Rule 144A Securities. Subject to guidelines established by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Sub-advisor, acting pursuant to the guidelines established by the Board of Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolio may be subject to legal restrictions which could be costly to the Portfolio.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Foreign securities are those of issuers organized and doing business principally outside the U.S., including non-U.S. governments, their agencies, and instrumentalities. The Portfolio may invest in foreign securities denominated in or indexed to foreign currencies, which may also be affected by the fluctuation of the foreign currencies relative to the U.S. dollar, irrespective of the performance of the underlying investment. The Sub-advisor considers these factors in making investments for the Portfolio. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities of foreign issuers. In addition, the Portfolio may enter into forward foreign currency contracts or futures contracts (agreements to exchange one currency for another at a future date) and related options to manage currency risks and to facilitate transactions in foreign securities.

         The Portfolio may only invest up to 20% of the value of its total assets, measured at the time of investment, in foreign securities. The 20% limitation does not apply with respect to foreign securities that are denominated in U.S. dollars.

     The Portfolio may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         Investments in foreign securities could be affected by factors generally not thought to be present in the U.S. Such factors include, but are not limited to, varying custody, brokerage and settlement practices; difficulty in pricing some foreign securities; and potentially adverse local, political, economic, social, or diplomatic developments, the investment significance of which may be difficult to discern.

         In addition, the risks of investing in securities of foreign companies and governments include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain portfolio securities irrespective of the performance of the underlying investment. Investments in depositary receipts (whether or not denominated in U.S. dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency. All of the foregoing risks may be intensified in emerging industrialized and less developed countries.

         For an additional discussion of foreign securities and the risks involved therein, including the risks of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may enter into forward contracts in order to protect against adverse changes in foreign currency exchange rates, to facilitate transactions in foreign securities and to repatriate dividend or interest income received in foreign currencies. The Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Portfolio may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar.

         If the Portfolio enters into a forward contract to sell foreign currency, it may be required to place cash, fixed income or equity securities in a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. Although these contracts can protect the Portfolio from adverse exchange rates, they involve risk of loss if the Sub-advisor fails to predict foreign currency values correctly. For an additional discussion of forward contracts and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Put and Call Options, Futures Contracts, Options on Futures Contracts. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, may purchase call options in related closing transactions, and may also purchase put options on portfolio securities or foreign currencies. When the Portfolio writes a covered call option against a security, the Portfolio is obligated to sell that security to the purchaser of the option at a fixed price at any time during a specified period if the purchaser decides to exercise the option. The maximum price the seller may realize on the security during the option period is the fixed price. The seller continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.

         The Portfolio may enter into futures contracts on debt securities, interest rates, and securities indices, and may purchase and sell options on such contracts on both the U.S. and foreign exchanges for hedging and non-hedging purposes.

         The Portfolio may purchase and write put and call options on foreign currencies to protect against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Portfolio may also use options on foreign currencies to cross-hedge. In addition, the Portfolio may purchase call or put options on currencies for non-hedging purposes when the Sub-advisor expects that a currency will appreciate or depreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not held by the Portfolio. Options on foreign currencies may be traded on U.S. or foreign exchanges or over-the-counter. Options on foreign currencies that are traded in the over-the-counter market may be considered to be illiquid securities and subject to the Portfolio's restrictions on illiquid securities.

         The Portfolio may write call and put options on any securities in which it may invest or options on any securities index based on securities in which the Portfolio may invest. The Portfolio will not write a call option on a security or currency unless it owns the underlying security or currency or has the right to obtain it at no additional cost.

         The use of futures contracts and the writing and purchasing of options are highly specialized activities that involve investment techniques and risks different from those associated with ordinary securities transactions, including transactional expense, price volatility and a high degree of leverage. The writing of options could result in significant increases in the Portfolio's turnover rate. The use of futures and the writing of options also could result in the inability of the Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the need for the Portfolio to sell a security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities in connection with these techniques. When the Portfolio uses these techniques, the Portfolio will place cash, fixed income or equity securities in a segregated account or will "cover" its position to the extent required by SEC staff policy. Futures and options contracts are considered derivatives.

         For an additional discussion of options and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Forward Commitments and When-Issued Securities. In a when-issued or forward commitment transaction, the Portfolio commits to purchase securities in order to secure an advantageous price and yield at the time of the commitment and pays for the securities when they are delivered at a future date (generally within two months). If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. When issued securities or securities subject to a forward commitment may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase, which may magnify fluctuation in the Portfolio's net asset value.

         Repurchase Agreements. Subject to guidelines established by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements.
The Portfolio may enter into repurchase agreements on up to 25% of its net assets. In a repurchase agreement, the Portfolio buys a security from a Federal Reserve member bank, or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations. Under the repurchase agreement guidelines, the Sub-advisor monitors the creditworthiness of repurchase agreement sellers. For an additional discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells securities to a bank or a securities dealer and at the same time agrees to repurchase the same securities at a higher price on a specific date. During the period before the repurchase, the Portfolio continues to receive principal and interest payments on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements may increase fluctuations in the Portfolio's net asset value and may be viewed as a form of leverage. The Sub-advisor monitors the creditworthiness of parties to reverse repurchase agreements. For an additional discussion of reverse repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."


AST Oppenheimer Large-Cap Growth Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation. The Portfolio does not invest to seek current income.

Investment Policies:


         The Fund seeks its investment objective by emphasizing investment in common stocks issued by established large-capitalization "growth companies" that, in the opinion of the Sub-advisor, have above average earnings prospects but are selling at below-normal valuations. The Portfolio normally will invest at least 65% of its total assets in securities of issuers with market capitalizations of more than $3 billion, and will maintain a median market capitalization of more than $5 billion.


         "Growth companies" may be developing new products or services, or expanding into new markets for their products. While they may have what the Sub-advisor believes to be favorable prospects for the long-term, they normally retain a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends. Investment opportunities may be sought among securities of smaller, less well-known companies, although the Portfolio's emphasis is on large-cap issuers.

         All investments carry risks to some degree. The risks of the Portfolio's various investments collectively form the risk profile of the Portfolio. Because of the types of securities the Portfolio invests in and the investment techniques it uses, the Portfolio is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Sub-advisor tries to reduce risks by diversifying its investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and there is no assurance that the Portfolio will achieve its investment objective.

         Because the Portfolio invests a substantial portion (or all) of its assets in stocks, the value of the Portfolio's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors specific to a company or an industry can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. The Portfolio attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one company.

         While the Sub-advisor will invest the Portfolio's assets primarily in equity securities, it also may invest in other types of securities and employ special investment techniques, including using futures contracts for hedging purposes to try to manage investment risks. These securities and techniques and their risks are described below. The Portfolio may invest in foreign securities, which involve special risks.

         Foreign Securities. The Portfolio may purchase equity securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Portfolio may buy securities of companies or governments in any country, developed or underdeveloped. The Portfolio is not subject to any definite limit on investments in foreign securities. Foreign securities involve special risks, which are discussed in this Prospectus under "Certain Risk Factors and Investment Methods."

         Cash Investments. For liquidity purposes, the Portfolio may invest a portion of its assets in cash, cash equivalents and U.S. Government securities. It is expected that the emphasis of this portion of the Portfolio will usually be on short-term debt securities (i.e., those maturing in one year or less from the date of purchase). Short-term debt securities may include U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); other short-term debt obligations of corporate issuers; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of domestic and foreign banks and savings and loan associations. The issuers of foreign money market instruments purchased by the Portfolio must have at least $1 billion (U.S.) of assets.

         Hedging. The Portfolio may purchase and sell futures contracts that relate to broadly-based securities indices (these are sometimes referred to as "hedging instruments"). While the Portfolio currently does not use hedging instruments extensively, it may use them.

         The Portfolio may buy and sell futures contracts for a number of purposes. It may do so to try to manage its exposure to a decline in the prices of its portfolio securities, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Selling futures hedges the Portfolio's investments against price fluctuations. Buying futures tends to increase the Portfolio's exposure to the securities market.

         Hedging instruments can be volatile investments and may involve special risks. For an additional discussion of futures contracts, other hedging instruments and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Derivative Investments. In addition to the hedging instruments discussed above, the Portfolio may invest in specially designed derivative investments. These derivatives may be used in some cases for hedging purposes and in other cases to enhance total return. For an additional discussion of derivative securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. The Portfolio currently intends to invest no more than 5% of its net assets in illiquid securities. For an additional discussion of illiquid securities, see this Prospectus under "Certain Risk Factors and Investment Methods and the Trust's Statement under "Investment Objectives and Policies."

         Repurchase Agreements. The Portfolio may enter into repurchase agreements. Repurchase agreements are used generally for cash purposes. Repurchase agreements must be fully collateralized. There is no limit on the amount of the Portfolio's assets that may be subject to repurchase agreements maturing in seven days or less, but repurchase agreements having a maturity of more than seven days will be subject to the Portfolio's restriction on investing in illiquid securities as discussed above. For an additional discussion of repurchase agreements, see this Prospectus under "Certain Risk Factors and Investment Methods."


     Securities Lending. The Portfolio may lend its portfolio securities. For a discussion of the limits on and risks of lending securities, see this Prospectus under "Certain Risk Factors and Investment Methods."


AST Kemper Small-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         The Portfolio seeks maximum appreciation of investors' capital. Current income will not be a significant factor. The Portfolio is designed as a long-term investment involving substantial financial risk commensurate with potential substantial gains. Because many of the securities in the Portfolio may be considered speculative in nature by traditional investment standards, substantially greater than average market volatility and investment risk may be involved.

         The Portfolio's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities.

         The Portfolio seeks attractive areas for investment opportunity arising from such factors as technological advances, new marketing methods, and changes in the economy and population. Currently, the Sub-advisor believes that such investment opportunities may be found among the following: (a) companies engaged in high technology fields such as electronics, medical technology and computer software and specialty retailing; (b) companies having a significantly improved earnings outlook as the result of a changed economic environment, acquisitions, mergers, new management, changed corporate strategy or product innovation; (c) companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, and marketing and finance; and (d) companies having innovative concepts or ideas.

         In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. The Portfolio may also write and purchase options, engage in financial futures transactions, purchase foreign securities, and engage in related foreign currency transactions, as described in more detail directly below and in this Prospectus under "Certain Risk Factors and Investment Methods." When a defensive position is deemed advisable in light of prevailing market conditions, the Portfolio may, without limit, invest in high grade debt securities and securities of the U.S. Government and its agencies or instrumentalities or retain cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity for the Portfolio to achieve its investment objective of capital appreciation will be limited.

         In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. The Portfolio does not intend to engage actively in trading for short-term profits, although it may occasionally make investments for short-term capital appreciation when such action is believed to be desirable and consistent with sound investment procedure. Furthermore, the Portfolio may dispose of investments at any time it may be deemed advisable because of a subsequent change in the circumstances of a particular company or industry or in general market or economic conditions. The rate of portfolio turnover is not a limiting factor when changes in investment are deemed appropriate. In addition, market conditions, cash requirements for redemption and repurchase of Portfolio shares or other factors could affect the portfolio turnover rate. For more information on portfolio turnover, see this Prospectus under "Portfolio Turnover."

         Small-Cap Companies. At least 65% of the Portfolio's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $1.5 billion or less at the time of investment, many of which would be in the early stages of their life cycle. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Because the securities of small-cap companies are not as broadly traded as those of companies with larger market capitalizations, they are often subject to wider and more abrupt fluctuations in market price. Investors should therefore expect that the value of the shares of the Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

         Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Additional reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks or the market averages in general, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.

         Growth Stocks. The Portfolio intends to invest primarily in growth stocks. Growth stocks are stocks of companies whose earnings per share are expected by the Sub-advisor to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the Sub-advisor believes that the potential of the stocks in which the Portfolio invests for above average earnings more than justifies their price. Growth stocks may be contrasted with value stocks, which are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios).

         In managing the Portfolio, the Sub-advisor emphasizes stock selection and fundamental research. The Sub-advisor considers a number of quantitative and qualitative factors in considering whether to invest in a growth stock, including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. Other factors considered by the Sub-advisor in making its investments in growth stocks are patterns of increasing growth in sales and earnings, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company is expected to show greater than average capital appreciation and earnings growth.


         Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.



         For an additional discussion of depositary receipts, see this Prospectus under "Certain Risk Factors and Investment Methods." ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, including changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

         Illiquid Securities. The Portfolio may purchase illiquid securities if, as a result of any purchase, no more than 15% of Portfolio's net assets will be invested in such securities. For more information on illiquid securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Options and Financial Futures Transactions. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The ability to engage in options transactions enables a Portfolio to pursue its investment objective and also to hedge against currency and market risks but is not intended for speculation. In connection with its foreign securities investments, the Portfolio may also purchase and sell foreign currency options. The Portfolio may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. In writing OTC options, the Portfolio receives the premium in advance from the dealer. OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange traded options.

         The Portfolio, as part of its option transactions, may use index options. Through the writing or purchase of index options the Portfolio can achieve many of the same objectives as through the use of options on individual securities. However, because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.

         For an additional discussion of options on securities and securities indices and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         The Portfolio may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. In connection with its foreign securities investments, the Portfolio may also engage in foreign currency financial futures transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.

         The Portfolio may engage in financial futures transactions as an attempt to hedge against currency and market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index. Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index. In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Portfolio's pursuit of its investment objective. Also, if the Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds held by the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

         Futures contracts entail risks, which are discussed in more detail in this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Portfolio may engage in futures transactions only on commodities exchanges or boards of trade. The Portfolio will not engage in transactions in financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities that the Portfolio owns or intends to purchase.



         Derivatives. In addition to options and financial futures, the Portfolio may invest in a broad array of financial instruments and securities the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, interest rate or currency ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by the Portfolio and the techniques employed by the Portfolio's Sub-advisor may change over time as new derivatives and strategies are developed or regulatory changes occur.


         Repurchase Agreements. The Portfolio may invest in repurchase agreements. The Sub-advisor will evaluate the creditworthiness of all entities with which the Portfolio intends to engage in repurchase agreements pursuant to procedures adopted by the Board of Trustees of the Trust. Maturity of the securities subject to repurchase may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the Portfolio's limitation on illiquid securities. For more information on repurchase agreements, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings. The Portfolio is authorized to borrow money for purposes of liquidity, such as to provide for redemptions and distributions. The Portfolio will borrow only when the Sub-advisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. For more information on borrowing and its risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper. The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Section 4(2) paper will be considered illiquid, and subject to the Portfolio's limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustees of the Trust.


         Collateralized Obligations. The Portfolio may invest up to 5% of its total assets in asset-backed and mortgage-backed securities, including interest only ("IO") and principal only ("PO") securities. The Portfolio may also invest up to 5% of its total assets in instruments known as "inverse floaters," the yield on which floats inversely against a specified index rate. For additional information concerning asset-backed and mortgage pass-through securities and inverse floaters, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies -- AST Kemper Small-Cap Growth Portfolio."


         Convertible Securities. The Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

         Investment Company Securities. Securities of other investment companies may be acquired by the Portfolio. For an additional discussion of investments in other investment companies, see this Prospectus under "Certain Risk Factors and Investment Methods.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Portfolios are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" sections of the Trust's SAI. The following is a description of certain additional risk factors related to various of these securities, instruments and techniques. The risks so described only apply to those Portfolios which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios. The methods described only apply to those Portfolios which may use such methods.

Derivative Instruments:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Portfolio may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. A Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies.

         In general, derivative instruments are those securities or other instruments whose value is derived from or related to the value of some other instrument or asset, but not those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. If the Sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss.

         A Portfolio might not employ any of the derivative strategies described below, and no assurance can be given that any strategy used will succeed. If a Sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. In addition, while some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments. Furthermore, a Portfolio may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or need to sell a portfolio security at a disadvantageous time, due to the need to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Finally, a Portfolio may be unable to close out or to liquidate its derivatives positions.

Options and Futures Contracts:

         Call Options. A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Portfolio purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Portfolio, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Portfolio assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Portfolio will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

         If a Portfolio writes a call option on a security it already owns, it gives up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline.

         A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index, and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         Put Options. A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index, and all settlements are made in cash.

         A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

         Futures Contracts and Related Options. A financial futures contract calls for delivery of a particular security at a specified price at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. A Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Portfolio's securities from a decrease in value. When a Portfolio writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

         Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Risks of Options and Futures Contracts. Futures contracts and options can be highly volatile and could result in reduction of a Portfolio's total return, and a Portfolio's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Portfolio is unable to close out its position due to distortions in the market or lack of liquidity.

         The use of futures and options involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such strategies had not been used. The successful use of these strategies therefore may depend on the ability of the Sub-advisor to correctly forecast interest rate movements and general stock market price movements. Risks inherent in the use of futures and options include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures and options and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Particularly with respect to options on stock indices and stock index futures, the risk of imperfect correlation increases as the composition of the Portfolio diverges from the composition of the relevant index.

         Pursuant to regulations of the Commodity Futures Trading Commission, the Trust has represented that:

         (i) a Portfolio will not purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets; and

         (ii) a Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of the Portfolio's total assets.

Asset-Backed Securities:

         Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card, automobile or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.


Mortgage-Backed Securities:


         Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security will generally decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         Collateralized Mortgage Obligations (CMOs):

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.

         Stripped Agency Mortgage-Backed Securities:

         Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers. Unlike other debt instruments and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Foreign Securities:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Brokerage commissions on foreign securities exchanges, which may be fixed, are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

         Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Portfolio's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing.
These risks are often heightened for investments in emerging or developing countries.

         The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. Although the Trust is taking steps intended to achieve readiness for the planned introduction of the euro, these or other external factors could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Portfolios.

         Developing Countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"):

         ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Forward Foreign Currency Exchange Contracts:

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date the contract is agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Portfolios may enter into these contracts for the purposes of hedging against foreign exchange risk arising from such Portfolio's investment or anticipated investment in securities denominated in or exposed to foreign currencies. Although a Sub-advisor may, from time to time, seek to protect a Portfolio by using forward contracts, anticipated currency movements may not be accurately predicted and the Portfolio may incur a gain or a loss on a forward contract. A forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.

Lower-Rated High-Yield Bonds:

         Lower-rated high-yield bonds (commonly known as "junk bonds") are generally considered to be high risk investments, as they are subject to a higher risk of default than higher-rated bonds. In addition, the market for lower-rated high-yield bonds generally is more limited than the market for higher-rated bonds, and because their markets may be thinner and less active, the market prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated high-yield bonds include: the exercise of any redemption or call provisions in a declining market may result in their replacement by lower yielding bonds; and legislation, from time to time, may adversely affect their market. Since the risk of default is higher among lower-rated high-yield bonds, a Sub-advisor's research and analysis are an important ingredient in the selection of lower-rated high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk may be reduced, although there is no assurance that losses will not occur.

Illiquid and Restricted Securities:

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities. Illiquid securities are deemed as such because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale may make it difficult for a Portfolio to dispose of such securities at the time considered most advantageous by its Sub-advisor, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. A Portfolio that may purchase restricted securities may qualify for and trade restricted securities in the "institutional trading market" pursuant to Rule 144A of the Securities Act of 1933. Trading in the institutional trading market may enable a Sub-advisor to dispose of restricted securities at a time the Sub-advisor considers advantageous and/or at a more favorable price than would be available if such securities were not traded in such market. However, the institutional trading market is relatively new and liquidity of a Portfolio's investments in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Portfolio may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, a Portfolio might obtain a less favorable price than prevailing when it decided to sell.

Repurchase Agreements:

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of a Portfolio's custodian maintained in a central depository or book-entry system or by physical delivery of the securities to a Portfolio's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

         A Portfolio which enters into a repurchase agreement bears a risk of loss in the event that the other party to such an agreement defaults on its obligation and such Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period such Portfolio seeks to assert these rights, as well as the risk of incurring expenses in asserting these rights and the risk of losing all or part of the income from such an agreement. If the seller institution defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

Reverse Repurchase Agreements:

         In a reverse repurchase agreement, a Portfolio transfers possession of a portfolio instrument to another person, such as a broker-dealer or financial institution in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future such Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, assets of a Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated on such Portfolio's records at the trade date and are maintained until the transaction is settled. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the repurchase price of the securities which it is obligated to repurchase.

Borrowing:

         Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, such Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, such Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of such Portfolio's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Portfolio could decrease faster than if there had been no borrowings.

Convertible Securities and Warrants:

         Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying such warrants. The value of a warrant detached from its underlying security will expire without value if the rights under such warrant are not exercised prior to its expiration date.

Lending Portfolio Securities:

         Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio is able to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security. For an additional discussion of the Portfolios' limitations on lending, see "Fundamental Investment Restrictions" in the Trust's SAI.

Other Investment Companies:

         The Trust has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Portfolios can "sweep" excess cash balances of the Portfolios to those funds for temporary investment purposes. In addition, certain of the Sub-advisors may use money market funds that they advise for temporary investment purposes. Mutual funds pay their own operating expenses, and the Portfolios, as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses. Investments in other mutual funds and investment companies will be made subject to the restrictions of the Investment Company Act of 1940, which, among other restrictions, places certain limits on the proportion of a Portfolio's assets that can be invested in other investment companies.

Year 2000 Risks:

         Many services provided to the Trust and its Portfolios by the Investment Manager, the Sub-advisors, and the Trust's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Trust operations.

         The Service Providers recognize the importance of the Year 2000 Issue and have advised the Trust that they are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.

         The Investment Manager and the Trust have been informed that all of the Service Providers anticipate that their systems will be adapted in time for the year 2000. The Investment Manager will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers.

REGULATORY MATTERS:

         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies or participants of the Skandia Qualified Plan (see page 2 of this Prospectus) or other plans qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended, arising from the fact that the interests of the various holders of variable annuity contracts and variable life insurance policies and participants of qualified plans may differ due to differences of tax treatment or other considerations or due to conflicts between the Participating Insurance Companies and/or qualified plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PORTFOLIO TURNOVER:

         Each Portfolio may generally change its investments at any time in accordance with its Sub-advisor's appraisal of factors affecting any particular issuer or the market or economy in general. The frequency of the Portfolio's transactions -- the Portfolio's turnover rate -- will vary from year to year depending upon market conditions. High turnover (generally in excess of 100%) involves correspondingly greater brokerage commissions and other transaction costs. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. A 100% portfolio turnover rate would occur if all the securities in a portfolio of investments were replaced during a given period. The following Portfolios have anticipated annual rates of turnover exceeding 100%.


         AST JanCap Growth Portfolio (not to exceed 200% under normal market conditions).


         AST Janus Overseas Growth Portfolio (not to exceed 200% under normal market conditions).

         AST Janus Small-Cap Growth Portfolio (not to exceed 200% under normal market conditions).

         AST T. Rowe Price International Bond Portfolio (not to exceed 350%).

         AST Founders Passport Portfolio (not to exceed 150% under normal market conditions).

         AST PIMCO Total Return Bond Portfolio (not to exceed 350% under normal market conditions).

         AST PIMCO Limited Maturity Bond Portfolio (not to exceed 350% under normal market conditions).

         AST American Century International Growth Portfolio (not to exceed 250% under normal market conditions).

         AST American Century Strategic Balanced Portfolio (not to exceed 250% under normal market conditions).

         AST Putnam International Equity Portfolio (not to exceed 150% under normal market conditions).

         AST Putnam Balanced Portfolio (not to exceed 200% under normal market conditions).

         AST Cohen & Steers Realty Portfolio (not to exceed 150% under normal market conditions).

         AST Neuberger Berman Mid-Cap Value Portfolio (not to exceed 150% under normal market conditions).

         AST Neuberger Berman Mid-Cap Growth Portfolio (not to exceed 200% under normal market conditions).

         AST Kemper Small-Cap Growth Portfolio (not to exceed 250% under normal market conditions).

         For further details regarding the portfolio turnover rates, see "Portfolio Turnover" in the Trust's SAI.

BROKERAGE ALLOCATION:

         Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Trust's brokerage allocation policy may permit a Portfolio to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. Each Portfolio's Sub-advisor may consider the use of broker-dealers that are, or might be deemed to be, their affiliates or affiliates of the Investment Manager. In addition, a Sub-advisor may consider sale of shares of the Portfolios or variable insurance products that use the Portfolios as investment vehicles, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in selection of broker-dealers to effect transactions, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager has directed certain of the Sub-advisors to try to effect a portion of their Portfolios' transactions through broker-dealers that give prominence to variable insurance products using the Portfolios as investment vehicles, to the extent consistent with best net price available and most favorable execution. For a complete discussion of portfolio transactions and brokerage allocation, see "Brokerage Allocation" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS:

         For each Portfolio the Trust has adopted a number of investment restrictions which are fundamental policies and may not be changed without the approval of the holders of a majority of the affected Portfolio's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's SAI describes all the restrictions on each Portfolio's investment activities.

NET ASSET VALUES:

         The net asset value per share of each Portfolio, other than the AST Money Market Portfolio, is determined by dividing the market value of that Portfolio's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding in that Portfolio. Each Portfolio will determine the net asset value of its shares as of 4:00 P.M. Eastern Time on each "business" day, which is each day that the New York Stock Exchange (the "NYSE") is open for business. The Trust's Board of Trustees has established procedures for valuing the Portfolios' securities. In general, these valuations are based on market value. However, in certain circumstances where market quotations are not readily available, assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value. In addition, the AST Money Market Portfolio values all securities by the amortized cost method. With respect to all Portfolios, short-term investments that will mature in 60 days or less are valued at amortized cost, which is intended to approximate market value. See "Computation of Net Asset Values" in the Trust's SAI.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies or by Qualified Plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before 4:00 P.M. Eastern time, purchases and redemptions of the shares of the Trust are effected at the net asset value per share determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the next calculated net asset value. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.


         As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. In the future, shares of the Trust may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by other affiliated and unaffiliated Participating Insurance Companies and also directly to the Skandia Qualified Plan and other qualified plans. While it is not anticipated, should any conflict arise between the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies and participants in qualified plans which would require that a substantial amount of net assets be withdrawn from the Trust, orderly portfolio management could be disrupted to the potential detriment of such holders. As of December 3, 1998, more than 99% of each Portfolio of the Trust was owned of record by ASLAC on behalf of the owners of variable annuity contracts issued by ASLAC.


ORGANIZATION AND MANAGEMENT OF THE TRUST:

         The Trust is a managed, open-end investment company organized as a Massachusetts business trust, whose separate Portfolios are diversified, unless otherwise indicated. As of the date of this Prospectus, twenty-nine Portfolios are available. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust's current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.

     The Trustees of the Trust have oversight responsibility for the operations of each Portfolio. The Trustees are David E.A. Carson, Julian A. Lerner, Thomas
M. Mazzaferro, Thomas M. O'Brien, F. Don Schwartz, Jan R. Carendi and Gordon C. Boronow. Additional information about the Trustees and the Trust's executive officers may be found in the Trust's SAI under the section "Management."

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Securities and Exchange Commission. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         American Skandia Life Assurance Corporation, a Participating Insurance Company, is also a wholly-owned subsidiary of American Skandia Investment Holding Corporation. Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI, American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia Investment Holding Corporation.

Sub-advisors:


         Lord Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, serves as Sub-advisor for the AST Lord Abbett Growth and Income Portfolio and the AST Lord Abbett Small Cap Value Portfolio. Lord Abbett has been an investment manager for over 65 years. As of June 30, 1998, Lord Abbett managed approximately $27 billion in a family of mutual funds and other advisory accounts.

         The portfolio manager responsible for management of the AST Lord Abbett Growth and Income Portfolio is W. Thomas Hudson, Jr., Executive Vice President. Mr. Hudson has served in this capacity since the Portfolio's inception and has held certain positions in the equity research department of Lord Abbett since 1982.

     The portfolio manager responsible for management of the AST Lord Abbett Small Cap Value Portfolio is Robert P. Fetch. Mr. Fetch, who has managed the Portfolio since its inception, joined Lord Abbett as a Portfolio Manager in August, 1995. From 1989 to 1995, Mr. Fetch was a Managing Director of Prudential Investment Advisors.

         Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, serves as Sub-advisor for the AST JanCap Growth Portfolio, the AST Janus Overseas Growth Portfolio, and the AST Janus Small-Cap Growth Portfolio. Janus serves as investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Janus managed assets worth over $89 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board.

     The portfolio manager responsible for management of the AST JanCap Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments. From 1991 to 1993, Mr. Schoelzel was a Portfolio Manager with Founders Asset Management.


         The portfolio manager responsible for management of the AST Janus Overseas Growth Portfolio is Helen Young Hayes, Executive Vice President and portfolio manager of the Janus Worldwide Fund and Janus Overseas Fund. Ms. Hayes joined Janus in 1987. She has managed or co-managed Janus Worldwide Fund, Janus Overseas Fund and the Portfolio since their respective inceptions. Ms. Hayes holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


         The AST Janus Small-Cap Growth Portfolio is managed by a management team consisting of James P. Craig, William Bales and Jonathan Coleman. The management team has managed the Portfolio since Janus became the Portfolio's sub-advisor in January 1999. James P. Craig, III is Chief Investment Officer of Janus Capital. He joined Janus in May 1983. William H. Bales has been a research analyst with Janus since 1993, focusing primarily on the transportation, consumer products and restaurant industries. He joined Janus in September 1991. Jonathan D. Coleman has been a research analyst with Janus since July 1994, focusing primarily on the railroad, computer, healthcare and financial services industries. Prior to joining Janus, Mr. Coleman was a Fulbright Fellow from August 1993 until June 1994.
         J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as Sub-advisor for the AST Money Market Portfolio. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan & Co."), a bank holding company organized under the laws of Delaware which is located at 60 Wall Street, New York, New York 10260. J.P. Morgan & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers, and acts as investment advisor to individual and institutional clients with combined assets under management of approximately $300 billion as of June 30, 1998. J.P. Morgan has managed investments for clients for almost a century, since 1913. In addition, J.P. Morgan has managed short-term fixed income assets for clients since 1969. As of June 30, 1998, these short-term assets under J.P. Morgan's management totaled over $35 billion. As of the date of this Prospectus, J.P. Morgan was also engaged to manage a portion of the assets of a separate account of American Skandia Life Assurance Corporation, an affiliate of the Investment Manager and, as of the date of this Prospectus, one of two Participating Insurance Companies.

         Federated Investment Counseling ("Federated Investment"), Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as Sub-advisor for the AST Federated High Yield Portfolio. Federated Investment, organized as a Delaware business trust in 1989 and a wholly owned subsidiary of Federated Investors, is a registered investment advisor under the Investment Advisers Act of 1940. Federated Investment and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by these and other subsidiaries of Federated Investors as of June 30, 1998, was over $156 billion.

         Mark E. Durbiano and Constantine J. Kartsonas are primarily responsible for the day-to-day management of the AST Federated High Yield Portfolio. Mr. Durbiano, who has managed the Portfolio since it commenced operations in 1994, joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of Federated Investment since January 1996. From 1988 to 1995, Mr. Durbiano was a Vice President of an affiliate of Federated Investment. Mr. Kartsonas, who has co-managed the Portfolio since August 1998, joined Federated Investors in 1994 as an Investment Analyst and has been an Assistant Vice President of Federated Investment since March 1997. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers.

         T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Asset Allocation Portfolio, the AST T. Rowe Price Natural Resources Portfolio, and the AST T. Rowe Price Small Company Value Portfolio. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of June 30, 1998, the firm and its affiliates managed approximately $140 billion for approximately 6 million individual and institutional accounts.

     The AST T. Rowe Price Asset Allocation Portfolio is managed by an Investment Advisory Committee composed of the following members: Edmund M. Notzon, Chairman, Heather R. Landon, James M. McDonald, Jerome Clark, Peter Van Dyke, M. David Testa and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Notzon joined T. Rowe Price in 1989, has been managing investments since 1991 and has been Chairman of the Portfolio's Investment Advisory Committee since the Portfolio's inception.

     The  AST T.  Rowe  Price  Natural  Resources  Portfolio  is  managed  by an
Investment Advisory Committee composed of the following members: David J. Wallack, Chairman, Charles M. Ober, David M. Lee, Hugh M. Evans III, Richard P. Howard and James A.C. Kennedy. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wallack joined
T. Rowe Price in 1990, is a Vice President of T. Rowe Price and an Investment Analyst for the firm's Equity Research Division and has been Chairman of the Portfolio's Investment Advisory Committee since March 1997.

         The AST T. Rowe Price Small Company Value Portfolio is managed by an Investment Advisory Committee composed of the following members: Preston G. Athey, Chairman, Hugh M. Evans III and Gregory A. McCrickard. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Athey joined T. Rowe Price in 1978, has been managing investments since 1982 and has been Chairman of the Investment Advisory Committee since the Portfolio's inception in December, 1996.

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price International Equity Portfolio and the AST T. Rowe Price International Bond Portfolio. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $33 billion under management as of June 30, 1998 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. Each Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

     The advisory group for the AST T. Rowe Price International Equity Portfolio consists of Martin G. Wade, Mark C.J. Bickford-Smith, Robert W. Smith, John R. Ford, James B.M. Seddon, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management. Mark C.J. Bickford-Smith joined Price-Fleming in 1995 has 14 years experience with the Fleming Group in research and financial analysis. Robert W. Smith joined Price-Fleming in 1996, and had been with T. Rowe Price since 1992. He has 12 years experience in financial analysis. John R. Ford joined Price-Fleming in 1982 and has 17 years of experience with Fleming Group in research and portfolio management. James B.M. Seddon joined Price-Fleming in 1987 and has 12 years of experience in investment management. David J.L. Warren joined Price-Fleming in 1984 and has 17 years experience in equity research, fixed income research and portfolio management.

         The advisory group for the AST T. Rowe Price International Bond Portfolio consists of Peter Askew, Christopher Rothery and Michael Conelius. Peter Askew joined Price-Fleming in 1988 and has 22 years of experience managing multi-currency fixed-income portfolios. Christopher Rothery joined Price-Fleming in 1994 and has 9 years of experience managing multi-currency fixed-income portfolios. Prior to joining Price-Fleming, he worked with Fleming International Fixed Income Management Limited. Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.

         Founders Asset Management LLC ("Founders"), Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, serves as Sub-advisor for the AST Founders Passport Portfolio. Founders and its predecessor companies have acted as investment advisors since 1938. Founders serves as investment advisor to Founders Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds. Founders, which is also the investment advisor for a number of private accounts, managed assets aggregating approximately $7.5 billion as of June 30, 1998. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

         Michael W. Gerding, a Vice President of Investments of Founders, has been responsible for management of the AST Founders Passport Portfolio since Founders became the Portfolio's Sub-advisor in October 1996. Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department since 1990.

         INVESCO Funds Group, Inc. ("INVESCO"), 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, serves as Sub-advisor for the AST INVESCO Equity Income Portfolio. INVESCO was established in 1932. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed approximately $261 billion of assets as of June 30, 1998.


     The portfolio managers responsible for management of the Portfolio are Charles P. Mayer, Portfolio Co-Manager, and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer has served as Co-Manager of the Portfolio since April, 1993. Mr. Mayer began his investment career in 1969 and is now a senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO, and from 1984 to 1993, he was a portfolio manager with Westinghouse Pension. Mr. Paul has served as Co-Manager of the Portfolio since May 1994. Mr. Paul entered the investment management industry in 1976, and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.


         Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660 serves as Sub-advisor for the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio. PIMCO is an investment counseling firm founded in 1971 and, as of June 30, 1998, had approximately $138 billion of assets under management. PIMCO is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Corporation, a California corporation, and an indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a California limited liability company controlled by the managing directors of PIMCO.

         The portfolio manager responsible for management of the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio is William H. Gross. Mr. Gross is managing director of PIMCO has been associated with the firm since 1971, and has managed each Portfolio since their respective commencement of operations.

         American Century Investment Management, Inc. ("American Century") (formerly, Investors Research Corporation), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-advisor for the AST American Century International Growth Portfolio and the AST American Century Strategic Balanced Portfolio. American Century has been providing investment advisory services to investment companies and institutional clients since 1958. In June 1995, American Century Companies, Inc. ("ACC"), the parent of American Century, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to The Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC will be providing investment management services to American Century funds, while certain American Century employees will be providing investment management services to Benham funds. As of June 30, 1998, American Century and its affiliates managed assets totaling approximately $74 billion.


         American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.


         The portfolio manager members of the portfolio team responsible for management of the AST American Century International Growth Portfolio are Henrik Strabo and Mark S. Kopinski. Henrik Strabo joined American Century in 1993 as an investment analyst member of the American Century International Equity and International Small Company Fund team, has been a portfolio manager member of the team since 1994 and has managed the Portfolio since its inception. Prior to joining American Century, Mr. Strabo was Vice President, International Equity Sales with Barclays de Zoete Wedd (1991 to 1993). Mark S. Kopinski, Vice President and Portfolio Manager for American Century, rejoined American Century in April 1997 and has co-managed the Portfolio since that time. From June 1995 to March 1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc. Prior to June 1995, Mr. Kopinski was a Vice President and Portfolio Manager for American Century.

         The portfolio manager members of the portfolio team responsible for the day-to-day management of the equity portion of the AST American Century Strategic Balanced Portfolio are John Schniedwind, Kurt Borgwardt, Jeffrey R. Tyler and William Martin. Mr. Schniedwind is Senior Vice President and Group Leader -- Quantitative Equity for American Century, and has been with American Century since 1982. Mr. Borgwardt is Vice President, Portfolio Manager and Director of Quantitative Equity Research for American Century, and has been with American Century since 1990. Mr. Tyler, Senior Vice President and Portfolio Manager, joined American Century in 1988. William Martin, Vice President and Senior Portfolio Manager, joined American Century in 1989. The portfolio manager members of the portfolio team responsible for management of the fixed income portion of the Portfolio are Casey Colton, Norman E. Hoops, Brian Howell, Jeffrey L. Houston and David Schroeder. Casey Colton joined BMC in 1990 as a Municipal Analyst. Norman Hoops joined American Century in November 1989 as a Vice President and Portfolio Manager and became Senior Vice President and Fixed Income Portfolio Manager in April 1993. Brian Howell joined BMC in 1987 as a research analyst and was promoted to his current position in January 1994. Jeffrey Houston has worked for American Century as a Portfolio Manager since November, 1990. David Schroeder joined BMC in 1990.

         Putnam Investment Management, Inc. ("Putnam Management"), One Post Office Square, Boston, Massachusetts 02109, serves as Sub-advisor for the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio, and the AST Putnam Balanced Portfolio. Putnam Management is a
subsidiary of Putnam Investments, Inc., a holding company which in turn is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam
Management is one of America's oldest and largest money management firms, managing mutual funds since 1937. As of June 30, 1998, Putnam Management and its affiliates managed nearly $278 billion in assets.


         Anthony I. Kreisel, Managing Director of Putnam Management, has had primary responsibility for the day-to-day management of the AST Putnam Value Growth & Income Portfolio since the Portfolio's inception in December, 1996. Mr. Kreisel has been employed as an investment professional by Putnam Management since 1986.

     Justin Scott, Managing Director of Putnam Management, and Omid Kamshad, Senior Vice President of Putnam Management, have had primary responsibility for the day-to-day management of the AST Putnam International Equity Portfolio since Putnam Management became the Portfolio's Sub-advisor in October, 1996. Mr. Scott has been employed as an investment professional by Putnam Management since 1988. Mr. Kamshad has been employed as an investment professional by Putnam Management since January, 1996. Prior to January, 1996, Mr. Kamshad was Director of Investments at Lombard Odier International. Prior to April, 1995, he was Director at Baring Asset Management Company.

         Putnam Management's Global Asset Allocation Committee has primary responsibility for the day-to-day management of the AST Putnam Balanced Portfolio. No person is primarily responsible for making recommendations to the Committee in respect of the Portfolio.


         Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 757 Third Avenue, New York, New York 10017, acts as the Sub-advisor for the AST Cohen & Steers Realty Portfolio. Cohen & Steers, a registered investment advisor, is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts ("REITS"). As of June 30, 1998, Cohen & Steers managed approximately $5.16 billion in assets.


         Robert H. Steers, Chairman, and Martin Cohen, President formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception. Mr. Cohen and Mr. Steers may be deemed "controlling persons" of Cohen & Steers on the basis of their ownership of Cohen & Steers' stock.


         Stein Roe & Farnham Incorporated ("Stein Roe"), One South Wacker Drive, Chicago, Illinois 60606 serves as Sub-advisor to the AST Stein Roe Venture Portfolio. Stein Roe was organized in 1986 to succeed the business of Stein Roe & Farnham, a partnership that had advised and managed mutual fund since 1949. Stein Roe is a wholly owned subsidiary of Liberty Financial Companies, Inc., which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. As of June 30, 1998, Stein Roe managed approximately $29.1 billion in assets.


     William M. Garrison and Steven M. Salopek have been co-portfolio managers of the Portfolio since October 1998. Mr. Garrison is a vice president of Stein Roe, which he joined in 1989. He has been an equity research analyst with Stein Roe since 1993. Mr. Salopek is also a vice president of Stein Roe, which he joined in 1996 as an analyst. From 1990 to 1996, Mr. Salopek was an analyst with Banc One Investment Advisors.


         Bankers Trust Company ("Bankers Trust") is the Sub-advisor to the AST Bankers Trust Enhanced 500 Portfolio. Bankers Trust, a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major supplier of financial services to the international and domestic institutional markets. As of June 30, 1998 Bankers Trust New York Corporation was the seventh largest bank holding company in the United States. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $337.8 billion in assets under management globally.


         Frank Salerno, Managing Director of Bankers Trust, has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Salerno oversees administration, management and trading of international and domestic equity index strategies.
He has been employed by Bankers Trust since 1981.


         Marsico Capital Management, LLC ("Marsico Capital"), 1200 17th Street, Suite 1300, Denver, CO 80202, serves as Sub-advisor for the AST Marsico Capital Growth Portfolio. Thomas F. Marsico, who has managed the Portfolio since its inception, has primary responsibility for management of the Portfolio. Prior to forming Marsico Capital in September, 1997, Mr. Marsico served as Executive Vice President and Portfolio Manager at Janus Capital Corporation ("Janus"). Mr. Marsico joined Janus in March, 1986 and served as Portfolio Manager of the Janus Twenty Fund from February, 1988 to August, 1997 and the Janus Growth & Income Fund from May, 1990 (inception) to August, 1997. As of June 30, 1998, Marsico Capital managed over $1.7 billion in assets.

         Mr. Marsico is President and Chief Executive Officer, and currently has sole voting control, of Marsico Capital. On November 5, 1998, Mr. Marsico and related entities entered into a transaction agreement with NationsBank, N.A., a national bank subsidiary of BankAmerica Corporation. Upon completion of the transaction that is the subject of the transaction agreement, which is expected to occur in the first quarter of 1999, NationsBank, N.A. will acquire 50% of the voting control of Marsico Capital. BankAmerica Corporation, including its subsidiaries, is the second largest banking organization in the United States.

         Neuberger Berman Management Incorporated ("NB Management"), 605 Third Avenue, New York, NY 10158, serves as sub-advisor for the AST Neuberger Berman Mid-Cap Value Portfolio and the AST Neuberger Berman Mid-Cap Growth Portfolio. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. All of the voting stock of NB Management is owned by individuals who are principals of Neuberger Berman, LLC ("Neuberger Berman"). Neuberger Berman is a member firm of the NYSE and other principal exchanges, acts as the Portfolios' principal broker in the purchase and sale of portfolio securities and the sale of covered call options, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios. Neuberger Berman and its affiliates, including NB Management, manage securities accounts, including mutual funds, that had approximately $59 billion of assets as of June 30, 1998.

     The portfolio managers responsible for the day-to-day management of AST Neuberger Berman Mid-Cap Value Portfolio are Michael M. Kassen, Robert I. Gendelman and S. Basu Mullick. Mr. Kassen and Mr. Gendelman have been managing the Portfolio since NB Management became the Portfolio's Sub-Advisor in May 1998, and Mr. Mullick has been managing the Portfolio since October 1998. Mr. Kassen has been a Vice President of NB Management and a principal of Neuberger Berman since December 1992, and was an employee of NB Management from 1990 to December 1992. Mr. Gendelman is a principal of Neuberger Berman and has been with NB Management since 1994, where he is currently a Vice President. He was a portfolio manager for another mutual fund manager from 1992 to 1993. Mr. Mullick has been a Vice President of NB Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.

     Jennifer K. Silver and Brooke A. Cobb have been primarily responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Growth Portfolio since N B Management became the Portfolio's Sub-advisor in May 1998. Ms. Silver is Director of the Neuberger Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of NB Management. Ms. Silver is a principal of Neuberger Berman. Previously, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Previously, Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent adviser.

         OppenheimerFunds, Inc. ("Oppenheimer"), Two World Trade Center, New York, New York 10048-0203, serves as Sub-advisor for the AST Oppenheimer Large-Cap Growth Portfolio. The Sub-advisor has operated as an investment adviser since 1959. The Sub-advisor (including subsidiaries) currently manages investment companies with assets of more than $90 billion as of June 30, 1998, and with more than 4 million shareholder accounts. The Sub-advisor is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Sub-advisor and controlled by Massachusetts Mutual Life Insurance Company.

     Robert C. Doll, Jr. has been the portfolio manager responsible for management of the Portfolio since Oppenheimer became the Portfolio's Sub-advisor in December 1998. Mr. Doll is Executive Vice President, Chief Investment Officer and Director of Equity Investments of the Sub-advisor, and has been with the Sub-advisor since January 1993.

         Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, serves as Sub-advisor of the AST Kemper Small-Cap Growth
Portfolio. Scudder Kemper is one of the largest investment managers in the country with more than $200 billion under management as of June 30, 1998 and has been engaged in the management of investment funds for more than seventy years. Zurich Insurance Company, a leading provider of insurance and financial services, owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.


         David H. Burshtan is the lead portfolio manager for the Portfolio, and Kurt R. Stalzer is the other portfolio manager. Both have managed the Portfolio since its inception. Mr. Burshtan joined Scudder Kemper in 1995, where he is a senior vice president and has been a lead portfolio manager since January 1996. From 1993 to 1995, Mr. Burshtan was employed as a senior securities analyst, and prior thereto as a senior portfolio manager for an unaffiliated investment management company. Mr. Stalzer joined Scudder Kemper is January 1997, where he is a managing director and has been a portfolio manager since joining Scudder Kemper. From 1992 to January 1997, Mr. Stalzer was a senior portfolio manager for an unaffiliated investment management company.

Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements") which provide that the Investment Manager will furnish each applicable Portfolio with investment advice and investment management and administrative services with respect to the applicable Portfolio subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted above to conduct the investment programs of each Portfolio, including the purchase, retention and disposition of securities. Such Sub-advisors are required to provide research and statistical analysis and to keep books and records of securities transactions. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on the activities of the Sub-advisors to the Trustees. The Investment Manager must also provide or obtain for the Trust, and thereafter supervise, such executive, administrative, accounting, custody, transfer agent and shareholder servicing services as are deemed advisable by the Trustees of the Trust.

         Under the terms of the Management Agreements, each Portfolio pays all of its expenses, including, but not limited to, the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, portfolio pricing, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         The Investment Manager receives a fee, payable each month, for the performance of its services. The Investment Manager pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services. The Investment Management fee payable differs from Portfolio to Portfolio, reflecting the objective, policies and restrictions of each Portfolio and the nature of each Investment Management Agreement and Sub-advisory Agreement. Each Portfolio's fee is accrued daily for the purposes of determining the offering and redemption price of the Portfolio's shares. The fees payable to the Investment Manager are as follows:

         AST Lord Abbett Growth and Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio in excess of $1 billion. The Investment Manager may terminate this voluntary agreement at any time.

     AST Lord Abbett Small Cap Value Portfolio: An annual rate of 0.95% of the average daily net assets of the Portfolio.

         AST JanCap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio. The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio in excess of $1 billion. The Investment Manager may terminate this voluntary agreement at any time.

     AST Janus Overseas Growth Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST Janus Small-Cap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST Money Market Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio. The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio. The Investment Manager may terminate this voluntary agreement at any time.

     AST Federated High Yield Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST T. Rowe Price Asset Allocation Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.

     AST T. Rowe Price International Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST T. Rowe Price Natural Resources Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST T. Rowe Price International Bond Portfolio: An annual rate of .80% of the average daily net assets of the Portfolio.

     AST T. Rowe Price Small Company Value Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST Founders Passport Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST INVESCO Equity Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST PIMCO Total Return Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio.

     AST PIMCO Limited Maturity Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio.

     AST American Century International Growth Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST American Century Strategic Balanced Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.

     AST Putnam Value Growth & Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST Putnam International Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus
 .85% of the Portfolio's average daily net assets over $75 million.

         AST Putnam Balanced Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million.

     AST Cohen & Steers Realty Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.

     AST Stein Roe Venture Portfolio: An annual rate of .95% of the average daily net assets of the Portfolio.

     AST Bankers Trust Enhanced 500 Portfolio: An annual rate of .60% of the average daily net assets of the Portfolio

     AST Marsico Capital Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST Neuberger Berman Mid-Cap Value Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income Portfolio), for a total Investment Management fee equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.

         AST Neuberger Berman Mid-Cap Growth Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth Portfolio), for a total Investment Management fee of .75% of the average daily net assets of the Portfolio.

         AST Oppenheimer Large-Cap Growth Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio (formerly the Robertson Stephens Value + Growth Portfolio), for a total Investment Management fee of 1.00% of the average daily net assets of the Portfolio.

         AST Kemper Small-Cap Growth Portfolio: An annual rate of .95% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .90% of the portion of the net assets over $1 billion.

         The Investment Manager has agreed, by the terms of the Management Agreements for certain Portfolios of the Trust, and voluntarily for the other Portfolios of the Trust, to reimburse the Portfolio for certain operating expenses so that total expenses of the Portfolio do not exceed a specified percentage of the Portfolio's average daily net assets. Such specified percentage differs between the Portfolios, reflecting the objective, policies and restrictions of each Portfolio and the expenses involved in conducting an investment program for each Portfolio. For an additional discussion of Portfolio expense limitations, see "Investment Advisory and Other Services" in the Trust's SAI.

Sub-Advisory Agreements: The Investment Manager pays each Sub-advisor for the performance of sub-advisory services. The fee paid to the Sub-advisors differs from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable to the Sub-advisor. The fees payable to the present Sub-advisors are as follows:

         Lord, Abbett & Co. for the AST Lord Abbett Growth and Income Portfolio:
An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

     Lord, Abbett & Co. for the AST Lord Abbett Small Cap Value Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio.

         Janus Capital Corporation for the AST JanCap Growth Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. Commencing September 4, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .05% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.

         Janus Capital  Corporation for the AST Janus Overseas Growth Portfolio:
An annual rate of .65% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .60% of the portion of the net assets over $100 million but not in excess of $500 million; and .50% of the portion of the net assets over $500 million.

         Janus Capital Corporation for the AST Janus Small-Cap Growth Portfolio:
An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .45% of the portion of the net assets over $100 million but not in excess of $500 million; plus .40% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .35% of the portion of the net assets over $1 billion. Commencing January 1, 1999, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .05% of the portions of the Portfolio's average daily net assets over $400 million but not in excess of $500 million and over $900 million but not in excess of $1 billion. The Sub-advisor may terminate this voluntary agreement at any time. Prior to January 1, 1999, the Investment Manager had engaged Founders Asset Management LLC as Sub-advisor for the Portfolio (formerly the Founders Capital Appreciation Portfolio), for a total Sub-advisory fee of .65% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .60% of the portion of the net assets over $75 million but not in excess of $150 million; plus .55% of the portion of the net assets over $150 million.

         J.P.  Morgan  Investment  Management  Inc.  for  the AST  Money  Market
Portfolio: An annual rate of .25% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .20% of the portion over $100 million but not in excess of $200 million; plus .15% of the portion over $200 million but not in excess of $1 billion; and .10% of the portion in excess of $1 billion. Commencing December 30, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the portion of the Portfolio's average daily net assets not in excess of $100 million; and .05% of the portion of the Portfolio's average daily net assets over $100 million but not in excess of $200 million; and .06% of the portion of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and
 .04% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.


         Federated  Investment  Counseling  for the  AST  Federated  High  Yield
Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio under $30 million; plus .40% of the portion of the net assets equal to or in excess of $30 million but under $50 million; plus .30% of the portion equal to or in excess of $50 million but under $75 million; and .25% of the portion equal to or in excess of $75 million.

         T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .35% of the portion in excess of $25 million but not in excess of $50 million; and .25% of the portion in excess of $50 million.

         Rowe  Price-Fleming  International,  Inc.  for  the AST T.  Rowe  Price
International Equity Portfolio: An annual rate of .75% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60% of the portion of the net assets over $20 million but not in excess of $50 million; and .50% of the portion in excess of $50 million. The Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .25% of the portion of the Portfolio's average daily net assets not in excess of $20 million and .10% of the portion of the net assets over $20 million but not in excess of $50 million, so long as the average daily net assets of the Portfolio equal or exceed $200 million. Furthermore, the Sub-advisor has voluntarily agreed to waive an additional portion of its fee equal to .05% of the Portfolio's average daily net assets so long as the combined average daily net assets of the Portfolio and the ASMT T. Rowe Price International Equity Portfolio of American Skandia Master Trust equal or exceed $500 million.
The Sub-advisor may terminate these voluntary agreements at any time.


         T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of .50% of the average daily net assets of the Portfolio.

     Rowe  Price-Fleming   International,   Inc.  for  the  AST  T.  Rowe  Price
International Bond Portfolio: An annual rate of .40% of the average daily net assets of the Portfolio.

         T. Rowe Price Associates, Inc. for the AST T. Rowe Price Small Company Value Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of
 .50% of the average daily net assets of the Portfolio.

         Founders Asset Management LLC for the AST Founders Passport  Portfolio:
An annual rate of .60% of the portion of the average net assets of the Portfolio not in excess of $100 million; plus .50% of the portion of the average net assets of the Portfolio in excess of $100 million.

         INVESCO Funds Group,  Inc. for the AST INVESCO Equity Income Portfolio:
An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .45% of the portion of the net assets over $25 million but not in excess of $75 million; plus .40% of the portion of the net assets in excess of $75 million but not in excess of $100 million; and .35% of the portion of the net assets over $100 million.

         Pacific Investment Management Company for the AST PIMCO Total Return Bond Portfolio: An annual rate of .30% of the average daily net assets of the Portfolio not in excess of $150 million; and .25% on the portion of the net assets over $150 million.

         Pacific Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio: An annual rate of .30% of the average daily net assets of the Portfolio not in excess of $150 million; and .25% on the portion of the net assets over $150 million.

     American Century Investment Management, Inc. for the AST American Century International Growth Portfolio: An annual rate of .70% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus
 .60% of the portion of the net assets over $100 million.

     American Century Investment Management, Inc. for the AST American Century Strategic Balanced Portfolio: An annual rate of .50% of the portion of the of the average daily net assets of the Portfolio not in excess of $50 million; plus
 .45% of the portion of the net assets over $50 million.

         Putnam Investment Management, Inc. for the AST Putnam Value Growth & Income Portfolio: An annual rate of .45% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .40% of the portion of the net assets over $150 million but not in excess of $300 million; plus .35% of the portion of the net assets over $300 million.

         Putnam Investment Management, Inc. for the AST Putnam International Equity Portfolio: An annual rate of .65% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .55% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .45% of the portion of the average daily net assets of the Portfolio in excess of $300 million.

         Putnam  Investment  Management,   Inc.  for  the  AST  Putnam  Balanced
Portfolio: An annual rate of .45% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .40% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .35% of the portion of the average daily net assets of the Portfolio in excess of $300 million.

         Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .40% of the portion of the net assets over $100 million but not in excess of $250 million; plus .30% of the portion of the net assets over $250 million.

     Stein Roe & Farnham  Incorporated for the AST Stein Roe Venture  Portfolio:
An annual rate of .50% of the average daily net assets of the Portfolio.

         Bankers Trust Company for the AST Bankers Trust Enhanced 500 Portfolio:
An annual rate of .17% of the portion of the average daily net assets of the Portfolio not in excess of $300 million; plus .13% of the portion of the net assets over $300 million.

     Marsico  Capital  Management,  LLC  for  the  AST  Marsico  Capital  Growth
Portfolio: An annual rate of 0.45% of the average daily net assets of the Portfolio.

         Neuberger & Berman Management, Incorporated for the Neuberger & Berman Mid-Cap Value Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $750 million; plus .45% of the portion of the net assets over $750 million but not in excess of $1 billion; plus .40% of the portion in excess of $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income Portfolio), for a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Portfolio not in excess $25 million; plus .35% of the portion in excess of $25 million but not in excess of $50 million; plus .25% of the portion in excess of $50 million.

         Neuberger & Berman Management, Incorporated for the Neuberger & Berman Mid-Cap Growth Portfolio: An annual rate of .45% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .40% of the portion of the net assets over $100 million. Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth Portfolio), for a total Sub-advisory fee of .55% of the average daily net assets of the Portfolio not in excess of $25 million; plus .50% of the portion of average daily net assets over $25 million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million.


         OppenheimerFunds,   Inc.  for  the  AST  Oppenheimer  Large-Cap  Growth
Portfolio: An annual rate of .35% of the portion of the average daily net assets of the Portfolio not in excess of $500 million; plus .30% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .25% of the portion of the net assets over $1 billion. Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio (formerly the Robertson Stephens Value + Growth Portfolio), for a total Sub-advisory fee of .60% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .50% of the portion of the net assets over $200 million.


         Scudder Kemper  Investments,  Inc. for the AST Kemper  Small-Cap Growth
Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio not in excess of $100 million; plus .45% of the portion of the net assets over $100 million but not in excess of $400 million; plus .40% of the portion of the net assets over $400 million but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

Administrator: PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for the Trust pursuant to a Trust Accounting and Administration Agreement between the Trust and the Administrator, dated May 1, 1992 (the "Administration Agreement"). The Administrator provides certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust, and computing daily net asset values. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.


         As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator its "out-of-pocket" expenses plus the greater of certain percentages of the average daily net assets of the Trust or certain specified minimum annual amounts calculated for each Portfolio. The percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.06% of the next $200 million; (c) 0.0375% of the next $200 million; and (d) 0.03% of average daily net assets over $600 million. The minimum amount is $75,000 for each of the AST Lord Abbett Growth and Income Portfolio, the AST JanCap Growth Portfolio, the AST Money Market Portfolio, the AST Federated High Yield
Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST T. Rowe Price Small Company Value Portfolio, the Founders Capital Appreciation Portfolio, the AST INVESCO Equity Income Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio, the AST Oppenheimer Large-Cap Growth Portfolio, the AST American Century Strategic Balanced Portfolio, the AST Putnam Value Growth & Income Portfolio, the AST Putnam Balanced Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio and the AST Neuberger Berman Mid-Cap Growth Portfolio. The minimum amount is $100,000 for the AST Janus Overseas Growth Portfolio, the AST T. Rowe Price International Bond Portfolio, the AST T. Rowe Price International Equity Portfolio, the AST Founders Passport Portfolio, the AST American Century International Growth Portfolio and the AST Putnam International Equity Portfolio. The minimum amount for the fiscal year ending December 31, 1998 for each of the AST Lord Abbett Small Cap Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Stein Roe Venture Portfolio, the AST Bankers Trust Enhanced 500 Portfolio, and the AST Marsico Capital Growth Portfolio is $34,375. For an additional discussion of the services provided by the Administrator under the Administration Agreement, and the "out-of-pocket" expenses the Trust is to pay the Administrator, see the Trust's SAI under "Management of the Trust: The Administrator and Transfer and Shareholder Servicing Agent."


Sale of Shares: Shares are sold at net asset value to Participating Insurance Companies and the Skandia Qualified Plan. The Trust has entered into separate agreements for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company ("Kemper"), respectively. Pursuant to these agreements, the Trust will pay ASLAC and Kemper for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC and Kemper. Such documents include prospectuses, semi-annual and annual reports and any proxy materials. The Trust will pay ASLAC 0.1%, on an annualized basis, of the net asset value of the shares legally owned by any separate account of ASLAC, and will pay Kemper 0.1%, on an annualized basis, of the net asset value of the shares legally owned by the separate accounts of Kemper named in the sales agreement. The Trust may enter into sales agreements with other Participating Insurance Companies in the future. Owners of variable annuity contracts and variable insurance policies will receive annual and semi-annual reports including the financial statements of the Portfolios that they have authorized for investment.

TAX MATTERS:

         This discussion of federal income tax consequences applies to the Participating Insurance Companies and qualified plans since the separate accounts of the Participating Insurance Companies and the qualified plans will be the shareholders of the Trust. Holders of variable annuity contracts or variable life insurance policies must consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants must consult with any applicable plan documents for information on the federal income tax consequences to such holders. The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Trust's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.


         Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent designated as attributable to dividends received by the Trust in a notice from the Trust. Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.


         Portions of certain Portfolio's investment income may be subject to foreign income taxes withheld at source. The Trust may elect to "pass-through" to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust. In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, each prospective shareholder should consult with his own tax advisor as to the tax consequences of investments in the Trust, including the application of state and local taxes which may differ from the federal income tax consequences described above.

DESCRIPTION OF SHARES OF THE TRUST:

         The Trust's Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

         Generally, there will not be annual meetings of shareholders. A Trustee may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

PERFORMANCE:

         The Portfolios may measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Portfolio at the net asset value at the beginning of the period. Each dividend or other distribution paid by each Portfolio during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value. Each Portfolio's total return shows a Portfolio's overall dollar or percentage change in value, including changes in share price and assuming each Portfolio's dividends and capital gains distributions are reinvested. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Portfolio's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Portfolio. Because average annual returns for more than one year tend to smooth out variations in each Portfolio's return, investors should recognize that such figures are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gains or losses.

         The Portfolios may also measure performance in terms of yield. Each Portfolio's yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. To calculate yield, the Portfolio takes the interest and dividend income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of Portfolio shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Portfolio's net asset value at the end of the 30-day period. For the Portfolio's investments denominated in foreign currencies, income and expenses are calculated in their respective currencies and then converted to U.S. dollars. Yields are calculated according to methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the method used for other accounting purposes (for instance, currency gains and losses are not reflected in the yield calculation), a Portfolio's yield may not equal the income paid to shareholders' accounts or the income reported in the Portfolio's financial statements.

         The Portfolios impose no sales or other charges that would impact the total return or yield computations. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of the Portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. The effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds. In advertising and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.


         From time to time in advertisements or sales material, the Portfolios (or Participating Insurance Companies) may discuss their performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc., Morningstar or by publications of general interest, such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Each of the AST Janus Overseas Growth Portfolio, AST T. Rowe Price International Equity Portfolio, AST T. Rowe Price International Bond Portfolio, AST Founders Passport Portfolio, AST American Century International Growth Portfolio and AST Putnam International Equity Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.


TRANSFER AND SHAREHOLDER SERVICING AGENT: PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust's transfer and shareholder servicing agent.


CUSTODIAN: The custodian for all cash and securities holdings of the AST Janus Overseas Growth Portfolio, AST T. Rowe Price International Equity Portfolio, AST
T. Rowe Price International Bond Portfolio, AST Founders Passport Portfolio, AST American Century International Growth Portfolio and AST Putnam International Equity Portfolio is The Chase Manhattan Bank, One Pierrepont, Brooklyn, New York. The custodian for all cash and securities holdings of the other Portfolios is PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. For these Portfolios, The Chase Manhattan Bank will serve as co-custodian with respect to foreign securities holdings.


COUNSEL AND AUDITORS: The firm of Werner & Kennedy, 1633 Broadway, 46th Floor, New York, New York 10019, is counsel for the Trust. Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been appointed independent auditor for the Trust.

OTHER INFORMATION: This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herefrom, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

         Shareholder inquiries should be made by telephone to (800) 752-6342 or, if in writing, to the Trust's office at One Corporate Drive, Shelton, Connecticut 06484. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies semi-annual reports containing unaudited financial statements and annual reports containing year-end financial statements audited by the Trust's independent auditors. Participants in the Skandia Qualified Plan may request such reports from the plan's trustees. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

STATEMENT OF ADDITIONAL INFORMATION                            December 31, 1998

                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484

--------------------------------------------------------------------------------




American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing objectives of its Portfolios. Currently, these Portfolios are the AST Lord Abbett Growth and Income Portfolio, the AST Lord Abbett Small Cap Value Portfolio, the AST JanCap Growth Portfolio, the AST Janus Overseas Growth Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Money Market Portfolio, the AST Federated High Yield
Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST T. Rowe Price International Equity Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST T. Rowe Price International Bond Portfolio, the AST T. Rowe Price Small Company Value Portfolio, the AST Founders Passport Portfolio, the AST INVESCO Equity Income Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio, the AST American Century International Growth Portfolio, the AST American Century Strategic Balanced Portfolio, the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio, the AST Putnam Balanced Portfolio, the Cohen & Steers Realty Portfolio, the AST Stein Roe Venture Portfolio, the AST Bankers Trust Enhanced 500 Portfolio, the AST Marsico Capital Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Oppenheimer Large-Cap Growth Portfolio and the AST Kemper Small-Cap Growth Portfolio.

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Lord, Abbett & Co.: AST Lord Abbett Growth and Income Portfolio, AST Lord Abbett Small Cap Value Portfolio; (b) Janus Capital
Corporation: AST JanCap Growth Portfolio, AST Janus Overseas Growth Portfolio, AST Janus Small-Cap Growth Portfolio; (c) J.P. Morgan Investment Management
Inc.: AST Money Market Portfolio; (d) Federated Investment Counseling: AST Federated High Yield Portfolio; (e) T. Rowe Price Associates, Inc.: AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Small Company Value Portfolio; (f) Rowe Price-Fleming International, Inc.: AST T. Rowe Price International Equity Portfolio, AST T. Rowe Price International Bond Portfolio; (g) Founders Asset Management LLC: AST Founders Passport Portfolio; (h) INVESCO Funds Group, Inc.: AST INVESCO Equity Income Portfolio; (i) Pacific Investment Management Company: AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio; (j) American Century Investment Management, Inc.: AST American Century International Growth Portfolio, AST American Century Strategic Balanced Portfolio; (k) Putnam Investment Management, Inc.: AST Putnam Value Growth & Income Portfolio, AST Putnam International Equity Portfolio, AST Putnam Balanced Portfolio; (l) Cohen & Steers Capital Management, Inc.: AST Cohen & Steers Realty Portfolio; (m) Stein Roe & Farnham Incorporated: AST Stein Roe Venture Portfolio; (n) Bankers Trust Company: AST Bankers Trust Enhanced 500 Portfolio; (o) Marsico Capital Management, LLC: AST Marsico Capital Growth Portfolio; (p) Neuberger Berman Management, Incorporated: AST Neuberger Berman Mid-Cap Value Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio; (q) OppenheimerFunds, Inc.: AST Oppenheimer Large-Cap Growth Portfolio; (r) Scudder Kemper Investments, Inc.:
AST Kemper Small-Cap Growth Portfolio.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's current Prospectus, a copy of which may be obtained by writing the Trust's administrative office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.




This Statement relates to the Trust's Prospectus dated December 31, 1998.

                                TABLE OF CONTENTS

Caption                                                                                                        Page

General Information and History...................................................................................3
Investment Objectives and Policies................................................................................3
     AST Lord Abbett Growth and Income Portfolio..................................................................3
     AST Lord Abbett Small Cap Value Portfolio....................................................................4
     AST JanCap Growth Portfolio..................................................................................8
     AST Janus Overseas Growth Portfolio.........................................................................10
     AST Janus Small-Cap Growth Portfolio........................................................................13
     AST Money Market Portfolio..................................................................................17
     AST Federated High Yield Portfolio..........................................................................18
     AST T. Rowe Price Asset Allocation Portfolio................................................................20
     AST T. Rowe Price International Equity Portfolio............................................................29
     AST T. Rowe Price Natural Resources Portfolio...............................................................38
     AST T. Rowe Price International Bond Portfolio..............................................................48
     AST T. Rowe Price Small Company Value Portfolio.............................................................57
     AST Founders Passport Portfolio.............................................................................66
     AST INVESCO Equity Income Portfolio.........................................................................74
     AST PIMCO Total Return Bond Portfolio.......................................................................75
     AST PIMCO Limited Maturity Bond Portfolio...................................................................86
     AST American Century International Growth Portfolio.........................................................97
     AST American Century Strategic Balanced Portfolio..........................................................100
     AST Putnam Value Growth & Income Portfolio.................................................................105
     AST Putnam International Equity Portfolio..................................................................114
     AST Putnam Balanced Portfolio..............................................................................122
     AST Cohen & Steers Realty Portfolio........................................................................131
     AST Stein Roe Venture Portfolio............................................................................134
     AST Bankers Trust Enhanced 500 Portfolio...................................................................143
     AST Marsico Capital Growth Portfolio.......................................................................147
     AST Neuberger Berman Mid-Cap Value Portfolio...............................................................149
     AST Neuberger Berman Mid-Cap Growth Portfolio..............................................................156
     AST Oppenheimer Large-Cap Growth Portfolio.................................................................167
     AST Kemper Small-Cap Growth Portfolio......................................................................169
Investment Restrictions.........................................................................................172
Certain Risk Factors and Investment Methods.....................................................................188
Portfolio Turnover..............................................................................................203
Management......................................................................................................204
Investment Advisory and Other Services..........................................................................207
Brokerage Allocation............................................................................................211
Allocation of Investments.......................................................................................212
Computation of Net Asset Values.................................................................................212
Purchase and Redemption of Shares...............................................................................213
Tax Matters.....................................................................................................213
Underwriter.....................................................................................................213
Performance.....................................................................................................213
Other Information...............................................................................................215
Financial Statements............................................................................................215
Appendix A Financial Statements for American Skandia Trust......................................................A-1
Appendix B Definition of Certain Debt Securities Ratings........................................................B-1

GENERAL INFORMATION AND HISTORY:


     Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. This Portfolio is now known as the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio). The AST Lord Abbett Growth and Income Portfolio was first offered as of May 1, 1992. The AST JanCap Growth Portfolio and the AST Money Market Portfolio were first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio) and the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST Federated High Yield Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST T. Rowe Price International Equity Portfolio, the AST Janus Small-Cap Growth Portfolio (formerly, the Founders Capital Appreciation Portfolio), the AST INVESCO Equity Income Portfolio and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly, the Berger Capital Growth Portfolio) was first offered as of October 19, 1994. The AST Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST Oppenheimer Large-Cap Growth Portfolio (formerly, the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST Janus Overseas Growth Portfolio, the AST T. Rowe Price Small Company Value Portfolio, the AST American Century International Growth Portfolio, the AST American Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Lord Abbett Small Cap Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Stein Roe Venture Portfolio, and the AST Bankers Trust Enhanced 500 Portfolio were first offered as of January 2, 1998. The AST Kemper Small-Cap Growth Portfolio will first be offered subsequent to the date of this Statement.


INVESTMENT OBJECTIVES AND POLICIES:

     The following information supplements, and should be read in conjunction with, the discussion in the Trust's Prospectus of the investment objective and policies of each Portfolio. The investment objective and supplemental information regarding the investment policies for each of the Portfolios are described below and should be considered separately. Each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and return in each Portfolio may differ. There can be no assurance that any Portfolio's investment objective will be achieved. Certain risk factors in relation to various securities and instruments in which the Portfolios may invest are described in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     The investment objective and the investment policies and limitations of each Portfolio, unless otherwise specified, are not "fundamental" policies and may be changed by the Board of Trustees of the Trust without approval of the shareholders of the affected Portfolio. Those investment policies specifically labeled as fundamental, including those described in the "Investment Restrictions" section of this Statement. may not be changed without shareholder approval. Fundamental investment policies of a Portfolio may be changed only with the approval of at least the lesser of (1) 67% or more of the total shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented, or (2) a majority of the outstanding shares of the Portfolio.


AST Lord Abbett Growth and Income Portfolio:


     Investment  Objective:   The  investment  objective  of  the  Portfolio  is
long-term growth of capital and income without excessive fluctuation in market value. This is a fundamental objective of the Portfolio.

Investment Policies:

     Covered Call Options. The Portfolio may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Portfolio forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Portfolio is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Portfolio write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus of the Trust. For an additional discussion of call options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 10% of Portfolio net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Trustees. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid or restricted securities and certain risks involved therein see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


AST Lord Abbett Small Cap Value Portfolio:


     Investment Objective:  The investment objective of the Portfolio is to seek
long-term  capital  appreciation.   This  is  a  fundamental  objective  of  the
Portfolio.

Investment Policies:

     Repurchase Agreements. If the Portfolio enters into repurchase agreements, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest U.S. commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Portfolio otherwise may invest.

     The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

     Foreign Currency Hedging Techniques. The Portfolio expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency or, in the alternative, the Portfolio may use a cross-hedging technique whereby it sells another currency which the Portfolio expects to decline in a similar way but which has a lower transaction cost. The Portfolio does not intend to enter into forward contracts under this second circumstance on a continuous basis. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Portfolio's net assets.

     The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such call writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Portfolio or in such cross currency (referred to above) to cover such call writing. For an additional discussion of foreign currency options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Call Options on Stock. The Portfolio may, from time to time, write call options on its portfolio securities. The Portfolio may write only call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Portfolio will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction.

     The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Portfolio is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Portfolio may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Portfolio for writing the option.

     Generally, the Portfolio intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Portfolio's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Portfolio will generally not write listed covered call options when it anticipates that the market values of its portfolio securities will increase.

     One reason for the Portfolio to write call options is as part of a "sell discipline." If the Portfolio decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Portfolio would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Portfolio would forego the opportunity to sell the stock at that higher price.

     In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Sub-advisor, the market price of a stock is overvalued and it should be sold, the Portfolio may elect to write a call option with an exercise price below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Portfolio will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Portfolio would, in effect, have increased the selling price of the stock. The Portfolio would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock. For an additional discussion of call options and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Put Options on Stock. The Portfolio may also write listed put options. Writing listed put options is a useful portfolio investment strategy when the Portfolio has cash or other reserves available for investment as a result of sales of Portfolio shares or, more importantly, because the Sub-advisor believes a more defensive and less fully invested position is desirable in light of market conditions. If the Sub-advisor wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Portfolio writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Portfolio for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Portfolio would have foregone an opportunity to purchase the stock at a lower price.

     If, prior to the exercise of a put option, the Portfolio determines that it no longer wishes to invest in the stock on which the put option had been written, the Portfolio may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected. For an additional discussion of put options and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Stock Index Options. Except as describe below, the Portfolio will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Portfolio will not purchase or sell any index option contract unless and until, in the Sub-advisor's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks. For an additional discussion of stock index options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Segregated Accounts. If the Portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten different "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Portfolio, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with the its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

     Stock Index Futures. The Portfolio will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Portfolio's portfolio or which it intends to purchase. The Portfolio will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. The Portfolio may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Portfolio's net assets.

     Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions. The Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. The Portfolio will not (a) write puts having an aggregate exercise price greater than 25% of the Portfolio's net assets; or
(b)  purchase (i) put options on stocks not held in the  Portfolio's  portfolio,
(ii) put options on stock indices, or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Portfolio's net assets.

     Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolio will write call options on indices only under the circumstances described above under "Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions."

     Unless the Portfolio has other liquid assets that are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When the Portfolio has written a call, there is also a risk that the market may decline between the time the call is written and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Lord Abbett Small Cap Value Portfolio. The limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);

     2. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     3. Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

     4. Invest in the securities of other investment companies except as permitted by applicable law;

     5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

     6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

AST JanCap Growth Portfolio:


Investment Objective: The investment objective of the Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive or other relief under the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder as may be necessary regarding investments in such investment companies.


         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.


         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST JanCap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         4. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         5. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         6. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST Janus Overseas Growth Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital. This is a fundamental objective of the Portfolio.

Investment Policies:

         The portfolio pursues its objective by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States. The Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.


         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.


         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Portfolio. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Illiquid Investments. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Portfolio securities, including Rule 144A Securities and commercial paper. Under the guidelines established by the Trustees, the Sub-advisor will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Portfolio may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Portfolio may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. For an additional discussion of pass-through securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

     Other  Income-Producing   Securities.   Other  types  of  income  producing
securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolio will not invest more than 5% of its assets in inverse floaters.
The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

         Repurchase and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Sub-advisor to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Sub-advisor. The Portfolio may also enter into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that Sub-advisor deems creditworthy. For an additional description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Overseas Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval:

         1. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         4. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

         5. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Sub-Advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

         7. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Janus Small-Cap Growth Portfolio:

Investment Objective: As stated in the Prospectus, the Portfolio's investment objective is capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Illiquid Investments. The Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized the Sub-advisor to make liquidity determinations with respect to certain securities, including Rule 144A Securities and commercial paper purchased by the Portfolio. Under the guidelines established by the Trustees, the Sub-advisor will consider, among other factors:
1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; and 5) any rating of the security by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In the case of commercial paper, the Sub-advisor will also determine that the paper is not traded flat or in default as to principal and interest. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not considered an illiquid security.

         Investment Company Securities. From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-adviser to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are described in the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.


         Income-Producing Securities. Types of income producing securities that the Portfolio may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, (ii) standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds, which are securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio. The Portfolio may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security. For example, certain inverse floaters pay interest at a rate that varies inversely to prevailing short-term interest rates. Some inverse floaters have an interest rate reset mechanism that multiplies the effects of changes in an underlying index. Such a mechanism may increase fluctuations in the security's market value. The Portfolio will not invest more than 5% of its assets in inverse floaters.


         High-Yield/High-Risk Securities. The Portfolio intends to invest less than 35% of its net assets in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

         The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-advisor may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

         The Portfolio may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-advisor's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

                  Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition. The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio Securities. Although the Portfolio generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolio will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Repurchase and Reverse Repurchase Agreements. The Portfolio may enter into repurchase agreements. While it is not possible to eliminate all risks from repurchase agreement transactions, the Portfolio will limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor under guidelines established by the Board of Trustees of the Trust.

         The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills or notes. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional discussion of repurchase agreements and reverse repurchase agreements and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Futures, Options and Forward Contracts. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio's total assets. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.


         The Portfolio may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option purchased or written by the Portfolio in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Portfolio's obligations under an option it has written, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain of their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. The Portfolio bears the risk of loss of any payments it is contractually obligated to make in connection with interest rate swaps. In addition, if the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Janus Small-Cap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

         4. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Money Market Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity. This is a fundamental objective of the Portfolio.

Investment Policies:

     Bank Obligations. The Portfolio will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

     Asset-Backed Securities. The asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

     Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Board of Trustees of the Trust, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The repurchase agreements into which the Portfolio may enter will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Reverse Repurchase Agreements. The Portfolio invests the proceeds of borrowings under reverse repurchase agreements. The Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

     Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Lending Portfolio Securities. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Portfolio will consider all facts and circumstances surrounding the making of the loan, including the creditworthiness of the borrowing financial institution. The Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, employee or Trustee of the Trust, the Investment Manager, any Sub-advisor of the Trust, or the Administrator unless otherwise permitted by applicable law.


AST Federated High Yield Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations. This is a fundamental objective of the Portfolio.

Investment Policies:

         Corporate Debt Securities. The Portfolio invests primarily in corporate debt securities. The corporate debt obligations in which the Portfolio intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Portfolio invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     U.S. Government Obligations. The types of U.S. government obligations in which the Portfolio may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Portfolio may invest, see the Trust's Prospectus under "Investment Objectives and Policies."

         Restricted Securities. The Portfolio expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase fixed-income securities on a when-issued or delayed delivery basis. The Portfolio may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Portfolio purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action. The Portfolio believes that under the regular procedures normally in effect for custody of the Portfolio's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities. The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Board of Trustees. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. During the time portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Portfolio may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Portfolio cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

     Foreign Securities. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Federated High Yield Portfolio. The limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval.


     1. The Portfolio will not invest more than 15% of the value of its net assets in securities that are not readily marketable;

         2. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series designations or other differences.


AST T. Rowe Price Asset Allocation Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed-income and equity securities. This is a fundamental objective of the Portfolio.

Investment Policies: The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives. Fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

     Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

     Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

     Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

     Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

     Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

     The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

     Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

     The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

     The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies. For a discussion of options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase American or European style put options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing Call Options. The Portfolio may purchase American or European call options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions   in  Futures.   The  Portfolio  may  enter  into
financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

         Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio's portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

         In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

                  Risks of Transactions in Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and non-discriminatory manner. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to enter into foreign futures and options transactions. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in foreign futures and options.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves risks that are different in some respects from an investment in a Portfolio which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risks involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         The Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Repurchase Agreements. Subject to the guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of Portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow Portfolios from, other mutual funds or portfolios of mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities. The Portfolio may from time to time purchase securities on a "when-issued" basis. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The
Portfolio will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the AST T. Rowe Price Asset Allocation Portfolio. These limitations are not fundamental restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     6. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust's Prospectus and this Statement;

     7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

     8. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

     9. Effect short sales of securities; or

     10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

     Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.


AST T. Rowe Price International Equity Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. This is a fundamental objective of the Portfolio.

Investment Policies: The Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that the Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

          The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Portfolio is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Portfolio cannot guarantee it will achieve its objective.

          It is the present intention of the Sub-advisor to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as the Sub-advisor may determine from time to time.

          In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

          In analyzing companies for investment, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

          It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these funds is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe. The Portfolio will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Portfolio will be required to include such securities within its 15% restriction on investing in illiquid securities.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund; others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

          The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to perform would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.


          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-Advisor or AST T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.


          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal  Tax  Treatment  of  Options,  Futures  Contracts  and Forward
Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

          Illiquid and Restricted Securities. The Portfolio may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

          Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

          Notwithstanding the above, the Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

          The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

          Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price International Equity Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets.

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     5. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts and other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     8. Effect short sales of securities;

     9. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market; or

     10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

          In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.


AST T. Rowe Price Natural Resources Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio. Total return will consist primarily of capital appreciation (or depreciation).

Investment Policies: The Portfolio will normally have primarily all of its assets in equity securities (e.g., common stocks). This portion of the Portfolio's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Portfolio will fluctuate based upon market conditions. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

     Debt Obligations. Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt Securities. The Portfolio may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price Natural Resources Portfolio. These limitations are not "fundamental" restrictions and can be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

         9.       Effect short sales of securities; or

         10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST T. Rowe Price International Bond Portfolio:


Investment Objective: The investment objective of the Portfolio is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. This is a fundamental objective of the Portfolio.

Investment Policies: The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating.

          Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets. The Portfolio is subject to risks unique to international investing.

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe, Russia or certain Latin American countries. The Portfolio will only invest in a company located in, or a government of, Eastern Europe, Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

          The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities, including restricted securities and repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The Portfolio may invest up to 20% of its total assets in securities rated below BBB or Baa, including bonds in default or those with the lowest rating. See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. For an additional discussion of certain risks involved in investing in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero-Coupon Securities. The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. For a discussion of zero-coupon securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc. The Portfolio has no current intention of engaging in these practices at this time.


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price International Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     2. Purchase securities on margin, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

     4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

     5. Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     6. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

     7. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

     8. Purchase or sell real estate limited partnership interests.

     9. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

     10. Borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks; however, in the case of reverse repurchase agreements, the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

     11. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

     12. Invest in companies for the purpose of exercising management or control;

     13. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

     14. Effect short sales of securities.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.


AST T. Rowe Price Small Company Value Portfolio:


     Investment Objective: The investment objective of the Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. This is a fundamental objective of the Portfolio.

Investment Policies:

         Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below. See this Statement under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Lower-Rated Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus.

         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. The Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue; and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner. See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price Small Company Value Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

     9. Effect short sales of securities; or

     10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.


AST Founders Passport Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts for Purchase or Sale of Foreign Currencies. The Portfolio generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. In addition, the Portfolio may engage in "proxy-hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. As discussed in the Prospectus, the Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Portfolio may invest in Rule 144A securities which, as disclosed in the Trust's Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security. In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

         Lower-Rated or Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this Statement. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Portfolio's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to money market instruments eligible for investment by the Portfolio with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Portfolio's limitation with respect to illiquid securities.

         The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.


         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Founders Passport Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:


         1. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

         2.  Purchase  securities  of  other  investment   companies  except  in
compliance with the 1940 Act;

         3. Invest in companies for the purpose of exercising control or management.

         4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         5. Sell securities short.

         In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.


AST INVESCO Equity Income Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek high current income while following sound investment practices. This is a fundamental objective of the Portfolio. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

         The Portfolio will pursue its objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio invests in common stocks, as well as convertible bonds and preferred stocks.

         In pursuing its investment objective, the Portfolio normally invests at least 65% of its total assets in dividend paying common stocks. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Portfolio will lose the premium it pays to acquire warrants if the Portfolio does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt Securities. The debt securities in which the Portfolio invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Portfolio may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Portfolio's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. For an additional discussion of certain risks involved in lower-rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. As discussed in the Trust's Prospectus, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Portfolio's Custodian Bank until repurchased. For an additional discussion of repurchase agreements and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Lending Portfolio Securities. The Portfolio may lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the rules of the Securities and Exchange Commission thereunder.


AST PIMCO Total Return Bond Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above, the Portfolio may enter into reverse repurchase agreements and "mortgage dollar rolls." A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing, as discussed above. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth in this Statement under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods." Consistent with the Portfolio's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign Securities. The Portfolio may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, in general, and the special risks of investing in developing countries, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolios invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments. In pursuing its individual objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for a option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified in the Trust's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Portfolio invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign Currency Exchange-Related Securities. The Portfolio may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this Statement under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST PIMCO Total Return Bond Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.


         1. The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.


AST PIMCO Limited Maturity Bond Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. This is a fundamental objective of the Portfolio.

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         Among the forms of borrowing in which the Portfolio may engage is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of the Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account with its Custodian consisting of cash or other liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that the Portfolio collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above, the Portfolio may enter into reverse repurchase agreements and "mortgage dollar rolls." A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing, as discussed above. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P), are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For a discussion of the risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fixed-Income Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio' industry concentration restrictions, set forth in this Statement under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities maybe offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will concentrate its foreign investments in securities of issuers based in developed countries. The Portfolio may invest up to 5% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, in general, and the special risks of investing in developing countries, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (I) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or because the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments. In pursuing its objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (I) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified in the Trust's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio. For a discussion of the risks involved in futures contracts and related options, see the Trust's Prospectus and this Statement under "Certain Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Portfolio invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign Currency Exchange Related Securities. The Portfolio may also invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST PIMCO Limited Maturity Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."


AST American Century International Growth Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital growth. This is a fundamental objective of the Portfolio.

Investment Policies:

         In general, within the restrictions outlined herein, the Portfolio has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the Sub-advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the Sub-advisor's intention that the Portfolio will generally consist of common stocks. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so;
(2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Companies with Limited Operating History. The Portfolio may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Portfolio will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale the collateral account will be maintained by the Portfolio's custodian. While the short sale is open the Portfolio will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         If the Portfolio sells short securities that it owns, any future gains or losses in the Portfolio's long position should be reduced by a gain or loss in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to  purchase a given  security  whenever  the
Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that such security is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, the Portfolio may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST American Century
International Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


         1.       Invest more than 15% of its assets in illiquid investments;

         2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5. Invest for control or for management.

AST American Century Strategic Balanced Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital growth and current income. This is a fundamental objective of the Portfolio.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Portfolio's investment objectives.

         The Sub-advisor will invest approximately 60% of the Portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Portfolio may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so;
(2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Portfolio's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Companies with Limited Operating History. The Portfolio may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Portfolio will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by the Portfolio's custodian. While the short sale is open, the Portfolio will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         If the Portfolio sells short securities that it owns, any future gains or losses in the Portfolio's long position should be reduced by a gain or loss in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

         Interest Rate Futures Contracts and Related Options. The Portfolio may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

         The Portfolio will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that the Sub-advisor anticipates it may wish to include in the Portfolio. The Portfolio may sell a future or write a call or purchase a put on a future if the Sub-advisor anticipates that a general market or market sector decline may adversely affect the market value of any or all of the Portfolio's holdings. The Portfolio may buy a future or purchase a call or sell a put on a future if the Sub-advisor anticipates a significant market advance in the type of securities it intends to purchase for the Portfolio at a time when the Portfolio is not invested in debt securities to the extent permitted by its investment policies. The Portfolio may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

         The "sale" of a debt future means the acquisition by the Portfolio of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the Portfolio of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the Portfolio of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the Portfolio of an obligation to take delivery of such an amount of cash.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. At any time prior to expiration of the future, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the Portfolio and the Portfolio realizes a loss or a gain.

         When the Portfolio writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Portfolio has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the Portfolio purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.

         If the Portfolio writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit. For options sold, the Portfolio will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered. The Portfolio will deposit in a segregated account with its custodian bank cash or other liquid assets in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such other assets for the purpose of making these deposits.

         Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. Initial margin payments will be deposited in the Portfolio's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

         Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The Sub-advisor does not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the Sub-advisor intends to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position. Similar market liquidity risks occur with respect to options.

         The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that the Portfolio might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The Portfolio must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC
Rule) adopted by the Commodity Futures Trading Commission (CFTC) under the Commodity Exchange Act (CEA) to be eligible for the exclusion provided by the CFTC Rule from registration by the Portfolio with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions the Portfolio will not, as to any positions that do not qualify as "bona fide hedging" under the CFTC Rule, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and losses on options the Portfolio has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) As to its long positions that are used as part of the Portfolio's strategy and are incidental to the Portfolio's activities in the underlying cash market, the "underlying commodity value" (see below) of the Portfolio's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.

         There are described above the segregated accounts that the Portfolio must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission (SEC) requirements. The Portfolio will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements. The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

         Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the Portfolio invests without the large cash investments required for dealing in such markets, they may subject the Portfolio to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the Portfolio and the Portfolio's inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Sub-advisor will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Sub-advisor may still not result in a successful transaction. The Sub-advisor may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

         The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, the Portfolio may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where the Portfolio has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indexes upon which the futures contracts are based.

         Where bond index futures are purchased to hedge against a possible increase in the price of bonds before the Portfolio is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         The risks of investment in options on bond indexes may be greater than options on securities. Because exercises of bond index options are settled in cash, when the Portfolio writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST American Century Strategic Balanced Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


         1.       Invest more than 15% of its assets in illiquid investments;

2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies; or

         4. Invest for control or for management.

AST Putnam Value Growth & Income Portfolio:

     Investment Objective: The primary investment objective of the Portfolio is to seek capital growth. Current income is a secondary investment objective. These are fundamental objectives of the Portfolio.

Investment Policies:

         Short-Term Trading. In seeking the Portfolio's objectives, the Sub-advisor will buy or sell portfolio securities whenever the Sub-advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Sub-advisor does not consider how long the Portfolio has owned the security. From time to time the Sub-advisor will buy securities intending to seek short-term trading profits. A change in the securities held by the Portfolio is known as "portfolio turnover" and generally involves some expense to the Portfolio. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities - excluding securities whose maturities at acquisition were one year or less. The Portfolio turnover rate is not a limiting factor when the Sub-advisor considers a change in the Portfolio.

         Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-advisor will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective. At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other mutual funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Although the Sub-advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         To the extent the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

         Zero Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may invest without limit in zero coupon and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For an additional discussion of zero coupon bonds and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage Related Securities. The Portfolio may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. For an additional discussion of mortgage related securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in the portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities traded in foreign securities markets. American depositary receipts and Eurodollar certificates of deposit are not included in this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam Value Growth & Income Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

         2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

AST Putnam International Equity Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio is designed for investors seeking capital appreciation through a diversified portfolio of equity securities of companies located in a country other than the United States.

         Short-Term Trading. In seeking the Portfolio's objectives, the Sub-advisor will buy or sell portfolio securities whenever the Sub-advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Sub-advisor does not consider how long the Portfolio has owned the security. From time to time the Sub-advisor will buy securities intending to seek short-term trading profits. A change in the securities held by the Portfolio is known as "portfolio turnover" and generally involves some expense to the Portfolio. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The Portfolio turnover rate is not a limiting factor when the Sub-advisor considers a change in the Portfolio.

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in the portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the
Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Index Warrants. The Portfolio may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Portfolio were not to exercise an index warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant.

         The Portfolio will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Portfolio will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolio's ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.

         Foreign Securities. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam International Equity Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

         2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and options;

         3, Make short sales of securities or maintain a short sale position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short;

     4. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         5. Make investments for the purpose of gaining control of a company's management.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

AST Putnam Balanced Portfolio:

Investment Objective: The investment objective of the Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. This is a fundamental objective of the Portfolio.

Investment Policies:

         Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-advisor will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective. At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other mutual funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Although the Sub-advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         To the extent the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories

         Zero Coupon Bonds. The Portfolio may invest without limit in zero coupon bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For an additional discussion of zero coupon bonds and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage Related Securities. The Portfolio may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. For an additional discussion of mortgage related securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

         Successful use of U.S. Treasury security futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Portfolio has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held by the Portfolio, and the prices of the Portfolio's securities increase instead as a result of a decline in interest rates, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so. There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities traded in foreign securities markets. American depositary receipts and Eurodollar certificates of deposit are not included in this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam Balanced Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1.       Invest for the purpose of exercising control or management;

         2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

         4. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options;

         5. Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

AST Cohen & Steers Realty Portfolio:


     Investment Objective: The investment objective of AST Cohen & Steers Realty Portfolio. (the "Portfolio") is to maximize total return through investment in real estate securities. This is a fundamental objective of the Portfolio.

Investment Policies:

         Illiquid Securities. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities. Restricted or other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Specifically, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The market for certain restricted securities has expanded, and the Sub-advisor anticipates that it will expand further, as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         Subject to the guidelines promulgated by the Board of Trustees of the Trust, the Sub-advisor will determine and monitor the liquidity of Rule 144A securities acquired or held by the Portfolio. In reaching liquidity decisions, the Sub-advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Repurchase Agreements. Subject to the guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also enter into repurchase agreements. A repurchase agreement is an instrument under which an investor such as the Portfolio purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Portfolio, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into only with certain well-established banks and securities dealers. Among other requirements, a bank must be a member of the Federal Reserve System and a securities dealer must be recognized by the Federal Reserve Bank within its reporting district as a reporting government securities dealer. In entering into the repurchase agreement for the Portfolio, the Sub-advisor will evaluate and monitor the creditworthiness of the vendor. For an additional discussion of repurchase agreements and the risks associated with them, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Techniques. The following sections provide expanded discussion of several of the types of investments and investment techniques which may be used by the Portfolio.

                  Real Estate Investment Trusts. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Portfolio's investments in REITs will consist of equity REITs.

                  Futures Contracts. The Portfolio may purchase and sell financial futures contracts. A futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         The Portfolio may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the Portfolio purchases a futures contract, an amount of cash or other liquid assets equal to the market value of the futures contract will be deposited in a segregated account with the Portfolio's custodian. When writing a futures contract, the Portfolio will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian). For an additional discussion of futures contracts and the risks associated with them, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on Securities and Stock Indices. The Portfolio may write covered call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

         An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

         The Portfolio may write a call or put option only if the option is "covered." A call option on a security written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account with its custodian. A put option on a security written by the Portfolio is "covered" if the Portfolio maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The Portfolio will cover call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolio will cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By writing a put option, the Portfolio assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The Portfolio may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Portfolio will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Portfolio's security holdings being hedged.

         The Portfolio may purchase call options on individual securities to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. Similarly, the Portfolio may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Portfolio will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Portfolio may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Portfolio may experience losses in some cases as a result of such inability.

         Foreign Currency Contracts and Currency Hedging Transaction. In order to hedge against foreign currency exchange rate risks, the Portfolio may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Portfolio may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Portfolio believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Portfolio's foreign currency forward transactions an amount of the Portfolio's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Portfolio will always have cash or other liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. In addition, the Portfolio will not enter into such forward contracts if, as a result, the Portfolio will have more than 15% of the value of its total assets committed to such contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not engaged in such contracts.

         The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The Portfolio may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's portfolio securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date. The successful use of currency futures will usually depend on the Sub-advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Cohen & Steers Realty Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest in illiquid securities, as defined in the prospectus under "Investment Objective and Policies, AST Cohen & Steers Realty Portfolio" if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities;


         2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         3. Participate on a joint or joint and several basis in any securities trading account;

         4.       Invest in companies for the purpose of exercising control;

5. Purchase securities of investment companies except in compliance with the 1940 Act; or

         6. (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Portfolio's total assets.


AST Stein Roe Venture Portfolio:

     Investment Objective: The investment objective of the AST Stein Roe Venture Portfolio is long-term capital appreciation.


Investment Policies:

         Derivatives. Consistent with its objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

         Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment or because investment cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

         The successful use of Derivatives depends on the Sub-advisor's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the
Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     The Portfolio does not currently intend to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

         Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Portfolio on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

         Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

         Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

         Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 1% change in yield. For example, if interest rates decrease by 1%, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

         Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk
(including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts
(ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Portfolio may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Portfolio is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Portfolio does not intend to invest more than 5% of its net assets in unsponsored ADRs. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. EDRs are European receipts evidencing a similar arrangement.
Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

         With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S.
securities.

         Although the Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         For a further discussion of the risks involved in investing in foreign securities, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

                  Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         The Portfolio's foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. The Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The Portfolio may not engage in "speculative" currency exchange transactions.

         At the maturity of a forward contract to deliver a particular currency, the Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         For  a  further   discussion  of  forward  foreign  currency   exchange
contracts, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Portfolio could experience both losses and delays in liquidating its collateral.

         When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Portfolio does not currently intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

         The Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time the Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, cash or other liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

         Short Sales "Against the Box." The Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. The Portfolio may make short sales of securities only if at all times when a short position is open the Portfolio owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

         In a short sale against the box, the Portfolio does not deliver from its portfolio the securities sold. Instead, the Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. The Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with the Trust's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. The Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. The Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Portfolio will incur a loss and if the price declines during this period, the Portfolio will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which the Portfolio is able to enter into short sales. There is no limitation on the amount of the Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. The Portfolio currently expects that no more than 5% of its total assets would be involved in short sales against the box.

         Rule 144A Securities. The Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule
144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Sub-advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider, among other factors, the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Portfolio does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Sub-advisor.

         Line of Credit. Subject to the Portfolio's restriction on borrowing (8) under "Investment Restrictions" in this Statement, the Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

         Portfolio Turnover. Although the Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. For a further discussion of portfolio turnover and its effects, see the Trust's Prospectus and this Statement under "Portfolio Turnover."

         Options on Securities and Indices. The Portfolio may purchase and sell put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. The Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

                  Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         For an additional discussion of options and the risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce or increase that Fund's exposure to stock price, interest rate and currency fluctuations, the Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Portfolio does not represent a borrowing or loan by the Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Portfolio will mark-to-market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

                  Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Portfolio's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Portfolio's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. Should such a decision be incorrect, the Portfolio's return might have been better had the transaction not been attempted.

         For an additional discussion of future contracts and options on futures contracts and the risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

                  Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

         When purchasing a futures contract or writing a put option on a futures contract, the Portfolio must maintain with its custodian (or broker, if legally permitted) cash or other liquid assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or other liquid assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Portfolio.

         The Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," the Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

                  Taxation of Options and Futures. If the Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by the Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security
(call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If the Portfolio writes an equity call option other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

         For federal income tax purposes, the Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the
Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         If the Portfolio were to enter into a short index future, short index futures option or short index option position and the Portfolio's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Portfolio's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Swaps, Caps, Floors and Collars. The Portfolio may enter into swaps and may purchase or sell related caps, floors and collars. The Portfolio would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it intends to purchase at a later date. The Portfolio intends to use these techniques as hedges and not as speculative investments.

         A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease the Portfolio's exposure to changes in the value of an index of securities in which the Portfolio might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. The Portfolio may enter into any form of swap agreement if the Sub-advisor determines it is consistent with its investment objective and policies.

         A swap agreement tends to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Portfolio's investments and its net asset value.

         The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Corporation or Moody's or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Sub-advisor.

         The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

         At the time the Portfolio enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Portfolio having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation.


Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the AST Stein Roe Venture
Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Invest in interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs);

     2. Invest in companies for the purpose of exercising control or management;

     3. Purchase securities of other investment companies except in compliance with the 1940 Act;

     4. Invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     5. Purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     6. Invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

AST Bankers Trust Enhanced 500 Portfolio:

Investment Objective: The investment objective of the AST Bankers Trust Enhanced 500 Portfolio (the "Portfolio") is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index") through stock selection resulting in different weightings of common stocks relative to the index.


Investment Policies:

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities. Restricted or other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         Specifically, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Sub-advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Subject to guidelines promulgated by the Board of Trustees of the Trust, the Sub-advisor will monitor the liquidity of Rule 144A securities in the Portfolio's portfolio. In reaching liquidity decisions, the Sub-advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Short-Term Instruments. When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Additional U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

         When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value of such securities in determining its net asset value each day thereafter and, if applicable, calculate the maturity for the purposes of average maturity from the commitment date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with its custodian a segregated account consisting of cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         Equity Investments. The Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         Reverse Repurchase Agreements. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

         Warrants. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures Contracts. The Portfolio may enter into securities index futures contracts. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. These investments will be made by the Portfolio solely for hedging purposes. Such investments will be made only if they are economically appropriate to the reduction of risks involved in the management of the Portfolio. In this regard, the Portfolio may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition, futures contracts entail other risks. The Sub-advisor believes that use of such contracts will benefit the Portfolio. The successful use of futures contracts, however, depends on the degree of correlation between the futures and securities markets. In addition, successful use of futures contracts is dependent on the Sub-advisor's ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct. For an additional discussion of futures contracts and the risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

                  Options on Futures Contracts. The Portfolio may use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Portfolio intends to purchase. Similarly, if the value of the securities held by the Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option my or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on Securities Indices. The Fund may purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-adviser believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Sub-adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional discussion of options and the risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Bankers Trust Enhanced 500 Portfolio. These limitations are not "fundamental' restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


         1. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.  Purchase  securities  of  other  investment   companies  except  in
compliance with the 1940 Act; or

         4. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.


AST Marsico Capital Growth Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek capital growth. This is a fundamental objective of the Portfolio. Realization of income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net asset basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Securities. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). The Portfolio will not invest more than 5% of its total assets in these securities.

         The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. The Portfolio will not purchase debt securities rated below "CCC-" by Standard & Poor's or "Caa" by Moody's. The Portfolio may also purchase unrated bonds of foreign and domestic issuers. For an additional discussion of high-yield/high-risk securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Marsico Capital Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.


         1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4. The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees of the Trust, or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

         5. The Portfolio may not invest in companies for the purpose of exercising control or management.


AST Neuberger Berman Mid-Cap Value Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Portfolio purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Trustees of the Trust. The bank or securities dealer agrees to repurchase the securities from the Portfolio at a higher price on a designated future date.
Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Portfolio may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at al1 times equals or exceeds the amount paid by the Portfolio under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by the custodian or a bank acting as the Portfolio's agent.

         Securities Loans. In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A, and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity. The Sub-advisor, acting under guidelines established by the Board of Trustees of the Trust, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Portfolio's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Portfolio to be illiquid. Illiquid securities for which no market exists are priced by a method that the Trustees believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call Options. The Portfolio may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions. Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's net asset value. Securities on which call options may be written by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. The Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Portfolio to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call or put option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Portfolio originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         For an additional discussion of options and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers (including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 15% limitation on lower-rated debt securities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Trust's Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Portfolio may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Portfolio may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's securities denominated in such foreign currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Portfolio engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Portfolio will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S.
dollar value of portfolio securities or increases in the U.S.-dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency. If the value of such currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Portfolio will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         When-Issued Securities. The Portfolio may purchase securities on a when-issued basis, that is, by committing to purchase securities and completing the purchase by making payment against delivery of the securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and are not traded on exchanges. When-issued purchases enable the Portfolio to "lock in" what the Sub-advisor believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of falling interest rates and rising prices, the Portfolio might purchase a security on a when-issued basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

         The value of securities purchased on a when-issued basis and any subsequent fluctuations in their value are reflected in the computation of a Portfolio's net asset value starting on the date of the agreement to purchase the securities. Because the Portfolio has not yet paid for the securities, this produces an effect similar to leverage. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         The Portfolio will purchase securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it has been entered into. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a gain or loss in connection with these transactions.

         When the Portfolio purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, until payment is made, cash, fixed income, or equity securities having an aggregate market value (determined daily to the extent required by SEC staff policy) at least equal to the amount of the Portfolio's purchase commitments. These procedures are designed to ensure that a Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases.

         Preferred Stock. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Portfolio may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). In addition, the Portfolio may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible Securities. The Portfolio may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Portfolio may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Zero Coupon Securities. The Portfolio may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.


         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Neuberger Berman Mid-Cap Value Portfolio. These limitations are not fundamental restrictions, and can be changed without shareholder approval.


         1. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

         3. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

         5. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         6. The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

         7. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.


AST Neuberger Berman Mid-Cap Growth Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Portfolio purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Trustees of the Trust. The bank or securities dealer agrees to repurchase the securities from the Portfolio at a higher price on a designated future date.
Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Portfolio may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at al1 times equals or exceeds the amount paid by the Portfolio under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by the custodian or a bank acting as the Portfolio's agent.

         Securities Loans. In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A, and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity. The Sub-advisor, acting under guidelines established by the Board of Trustees of the Trust, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Portfolio's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Portfolio to be illiquid. Illiquid securities for which no market exists are priced by a method that the Trustees believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call Options and Put Options on Securities. The Portfolio may write and purchase put and call options on securities. Securities on which call and put options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         The Portfolio may write call options and purchase put options on securities in order to hedge (i.e., write or purchase options to reduce the effect of price fluctuations of securities held by the Portfolio), and may also purchase or write put options, purchase call options and write covered call options in an attempt to enhance income.

         When the Portfolio writes a put option, it receives a premium and becomes obligated to acquire a certain security at a price at any time until a certain date if the purchaser of the option decides to exercise the option. The writer of the option may be obligated to purchase the security at more than its current value.

         When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. The Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Portfolio to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be more than the current market price of the security. If a call or put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call or put option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Portfolio originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         The Portfolio pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional discussion of options and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities Indices. The Portfolio also may write or purchase put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities the Portfolio intends to buy. However, the Portfolio currently does not expect to invest a substantial portion of its assets in securities index options. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

         A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indexes are currently traded on the Chicago Board Options Exchange, the NYSE, the AMex and foreign exchanges.

         The Portfolio may purchase put options in order to hedge against an anticipated decline in securities market prices that might adversely affect the value of the Portfolio's portfolio securities. If the Portfolio purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Portfolio's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Portfolio's securities.

         The Portfolio may purchase call options on securities indices in order to participate in an anticipated increase in securities market prices. If the Portfolio purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would, in effect, allow the Portfolio to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Portfolio intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. In circumstances where a securities index is declining, the Portfolio also may experience a loss in the value of its portfolio securities. Such losses may be partially offset by a reduction in the price the Portfolio pays to buy additional securities for its portfolio.

         The Portfolio may write securities index options in order to close out positions in securities index options which it has purchased. These closing sale transactions enable the Portfolio immediately to realize gains or minimize losses on its options positions. If the Portfolio is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities.

         All securities index options purchased by the Portfolio will be listed and traded on an exchange. While exchange-traded options may be more liquid than OTC options, there is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option at any particular time. As is the case with options on securities, the Portfolio will incur brokerage commissions and other transactions costs in connection with purchasing and writing options on securities indices.

         For an additional discussion of options on securities indices and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options Thereon. The Portfolio may enter into futures contracts for the purchase or sale of individual securities, futures contracts on securities indices, which are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and the rules of such foreign exchange. The Portfolio may purchase and sell futures for bona fide hedging purposes and for non-hedging purposes (i.e., in an effort to enhance income) to the extent permitted in CFTC regulations.

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         "Margin" with respect to futures is the amount of assets that must be deposited by the Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's futures positions. The margin deposit made by the Portfolio when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its daily net asset value, the Portfolio marks to market the value of its open futures positions. The Portfolio also must make margin deposits with respect to options on futures that it has written. If the futures commission merchant holding the deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (it the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.

         Although the Sub-advisor believes that the use of futures contracts will benefit the Portfolio, if the Sub-advisor's judgment about the general direction of the markets is incorrect, the Portfolio's overall return would be lower than if it had not entered into any such contracts. For an additional discussion of futures contracts, related options and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments, quasi-governments and foreign banks) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) warrants, (4) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (5) obligations of other corporations, and
(6) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 10% limitation on lower-rated debt securities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Trust's Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Portfolio may not purchase any such security if after such purchase more than 20% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Portfolio may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may also use forward contracts for non-hedging purposes.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's securities denominated in such foreign currency.

         The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies. The Portfolio may also purchase and sell forward contracts for non-hedging purposes when the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's portfolio.

         When the Portfolio engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Portfolio will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Futures and Related Options. The Portfolio may enter into currency futures contracts and options on such futures contracts in domestic and foreign markets. The Portfolio may sell a currency futures contract or a call option, or it may purchase a put option on such futures contract, if the Sub-advisor anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Portfolio's securities denominated in such currency. If the Sub-advisor anticipates that exchange rates will rise, the Portfolio may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in a particular currency and which the Portfolio intends to purchase. The Portfolio will use these futures contracts and related options for hedging purposes. The Portfolio may also purchase a currency futures contract, or a call option thereon, for non-hedging purposes (i.e., in an effort to enhance income) when the Sub-advisor anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Portfolio's portfolio.

         The sale of a currency futures contract creates an obligation by the Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by the Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To close out a currency futures contract sold by the Portfolio, the Portfolio may purchase a currency futures contract for the same aggregate amount of currency and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Portfolio, the Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain. Likewise, if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. For the holder of an option, there are no daily payments of cash for "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

         A risk in employing currency futures contracts to protect against price volatility of portfolio securities which are denominated in a particular currency is that the prices of such securities subject to currency futures contracts may not completely correlate with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-advisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place. When the Portfolio engages in the purchase of currency futures contracts, an amount equal to the market value of the currency futures contract (minus any required margin) will be deposited in a segregated account of securities, cash, or cash equivalents to collateralize the position and thereby limit the use of such futures contracts.

         Put and call options on currency futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, however, there are particular risks associated with transactions in options on currency futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market for such options.

         Options on Foreign Currencies. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S.
dollar value of portfolio securities or increases in the U.S.-dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency. If the value of such currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         The Portfolio may purchase call options on currency for non-hedging purposes when the Sub-advisor anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the Portfolio's portfolio. The Portfolio may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone. However, in writing covered call options for additional income, the Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

         The Portfolio would normally purchase call options for non-hedging purposes in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option.

         A call option written on foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Futures, Options on Futures, Options on Securities and Indices, Forward Contracts, and Options on Foreign Currencies ("Hedging
Instruments"). The Portfolio will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Forward Commitments and When-Issued Securities. The Portfolio may purchase securities on a when-issued basis, that is, by committing to purchase securities (to secure an advantageous price and yield at the time of the commitment) and completing the purchase by making payment against delivery of the securities at a future date. The Portfolio also may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date (ordinarily within two months although the Portfolio may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.
When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued purchases and forward commitment transactions enable the Portfolio to "lock in" what the Sub-advisor believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of failing interest rates and rising prices, the Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Portfolio's net asset value starting on the date of the agreement to purchase the securities. Because the Portfolio has not yet paid for the securities, this produces an effect similar to leverage. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the market value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment to sell remains in effect.

         The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it has been entered into. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

         When the Portfolio purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, until payment is made, cash, fixed income, or equity securities having an aggregate market value (determined daily to the extent required by SEC staff policy) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

         Short Sales Against-the-Box. The Portfolio may make short sales against-the-box. To effect a short sale, the Portfolio will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed at a later date. A short sale is "against-the-box" when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. Short sales against-the-box allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

         Preferred Stock. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Portfolio may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). In addition, the Portfolio may invest up to 10% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities, but may not invest in securities rated below C by Moody's or S&P or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer rated at least C by Moody's or S&P, or, if unrated, are determined by the Sub-advisor to no longer be of comparable quality, the Portfolio will engage in an orderly disposition of the securities to the extent necessary to ensure that the Portfolio's holding of such securities will not exceed 5% of its net assets.

         Convertible Securities. The Portfolio may invest in convertible securities of any quality. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Zero Coupon Securities. The Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Portfolio may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Banking and Savings Institution Securities. The Portfolio may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolio invests typically are not covered by deposit insurance.


         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Neuberger Berman Mid-Cap Growth Portfolio. These limitations are not fundamental restrictions and can be changed without shareholder approval.


         1. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

         3. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

         5. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.


AST Oppenheimer Large-Cap Growth Portfolio:


     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation. The Portfolio does not invest to seek current income.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of securities for the Portfolio, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Portfolio's investment objective of capital appreciation unless the Sub-advisor believes that the lack of yield might adversely affect appreciation possibilities.

         The portion of the Portfolio's assets allocated to securities and methods selected for capital appreciation will depend upon the judgment of the Sub-advisor as to the future movement of the equity securities markets. If the Sub-advisor believes that economic conditions favor a rising market, the Portfolio will emphasize securities and investment methods selected for high capital growth.


     Foreign Securities. The Portfolio may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Portfolio may invest are the same types of debt and equity securities identified in the Prospectus.

         Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets, as well as American Depository Receipts that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets. However, American Depository Receipts are not subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.


          Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. From time to time, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. For an additional discussion of foreign investing and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid and Restricted Securities. The Portfolio may invest in illiquid and restricted securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those puts exercisable within seven days. Under the guidelines established by the Trust's Board of Trustees, the Sub-advisor determines the liquidity of certain of the Portfolio's investments. The Sub-advisor monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

         The Portfolio has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-advisor under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Portfolio's holding of that security may be considered illiquid. For an additional discussion of illiquid and restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Loans of Portfolio Securities. The Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus under "Certain Risk Factors and Investment Methods." Repurchase transactions are not considered "loans" for the purpose of the Portfolio's limit on the percentage of its assets that can be loaned. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Portfolio pays in connection with the loan. The terms of the Portfolio's loans must meet applicable tests under the Internal Revenue Code and must permit the Portfolio to reacquire loaned securities, generally within the customary settlement period, in time to vote on any important matter. For an additional discussion of securities lending and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. The Portfolio may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Portfolio shares, or pending the settlement of purchases of Portfolio securities. In a repurchase transaction, the Portfolio acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, which must meet credit requirements set forth in guidelines established by the Trust's Board of Trustees. Repurchase agreements are similar to loans collateralized by the underlying security. The Portfolio's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Sub-advisor will continuously monitor the collateral's value. For an additional discussion of repurchase agreements and certain risks and regulatory limits involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Hedging with Futures Contracts. The Portfolio may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Portfolio's portfolio, or to permit the Portfolio to protect unrealized gains on portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Portfolio may sell financial futures. When hedging to establish a position in the equities market as a temporary substitute for the purchase of individual equity securities, the Portfolio may buy futures. Normally, the Portfolio may thereafter purchase the equity securities and terminate the hedging position.

         The Portfolio's strategy of hedging with futures will be incidental to the Portfolio's investment activities in the underlying cash market. In the future, the Portfolio may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Portfolio's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Portfolio may use is provided below.

         The Portfolio may buy and sell futures contracts related to financial indices, including stock indices. Financial indices cannot be purchased or sold directly. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. For an additional discussion on futures, including certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Aspects of Futures. The Portfolio is required to operate within certain guidelines and restrictions with respect to its use of futures and options on futures established by the Commodity Futures Trading Commission ("CFTC"). In addition, due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Portfolio purchases a stock index future, the Portfolio will identify on the Trust's records, liquid assets in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it. For an additional discussion on the regulatory aspects of hedging instruments, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Risks of Hedging with Futures. Selling futures to attempt to protect against declines in the values of the portfolio's securities involves the risk that the prices of the futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the hedging instruments, the Portfolio may use hedging instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the applicable index.

         If the Portfolio uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying futures, it is possible that the market may decline. If the Portfolio then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Portfolio will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased. For an additional discussion of hedging instruments, including certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the AST Oppenheimer Large-Cap Growth Portfolio. This limitation is not a "fundamental" restriction and may be changed by the Trustees without shareholder approval.


         The Portfolio will not invest in interests in oil, gas, or other mineral exploration or development programs.

AST Kemper Small-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options. The Portfolio may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio's custodian for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. The Portfolio may write put options provided that, so long as the Portfolio is obligated as the writer of the option, the Portfolio owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional discussion of investing in options and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter Options. The Portfolio may deal in over-the-counter traded options ("OTC options"). Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases.

         The staff of the Securities and Exchange Commission ("SEC") takes the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Accordingly, the Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor. The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Portfolio. The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis. The Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in other illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.

         The Portfolio anticipates entering into agreements with dealers to which the Portfolio sells OTC options. Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Portfolio, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. The Portfolio may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices. Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options. The Portfolio may enter into financial futures contracts. This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The Portfolio may purchase and write call and put options on financial futures contracts. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts. For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."



         Collateralized Obligations. The Portfolio may invest in asset-backed and mortgage-backed securities, including interest only ("IO") and principal only ("PO") securities (collectively, "collateralized obligations"). A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.


         The Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.


         Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations. Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of the Portfolio's limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustees.


         In reliance on an interpretation by the SEC, the Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Portfolio, in another investment company.

         The Portfolio may also invest in "inverse floaters." These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Kemper Small-Cap Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed without shareholder approval.
The Portfolio will not:

     1. Invest for the purpose of exercising control or management of another issuer.

     2. Purchase securities of other investment companies, except in compliance with the 1940 Act.

     3. Invest more than 15% of its net assets in illiquid securities.

Investment Objective and Policy Applicable to All Portfolios:


         In order to permit the sale of shares of the Trust to separate accounts of Participating Insurance Companies in certain states, the Trust may make commitments more restrictive than the restrictions described in the section of this Statement entitled "Investment Restrictions." Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.


         The Board of Trustees of the Trust may, from time to time, promulgate guidelines with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The investment restrictions set forth below are "fundamental" policies. See the subsection of this Statement entitled "Investment Objectives and Policies" for further discussion of "fundamental" policies of the Trust and the requirements for changing such "fundamental" policies. Investment policies that are not "fundamental" may be found in the general description of the investment policies of each Portfolio, as described in the section of this Statement and the Trust's Prospectus entitled "Investment Objectives and Policies."

         The investment restrictions below apply only to the Portfolio or Portfolios described in the text preceding the restrictions.


Investment Restrictions Applicable Only to the AST Lord Abbett Growth and Income Portfolio, the AST JanCap Growth Portfolio, the AST Money Market Portfolio, the AST Federated High Yield Portfolio, the AST INVESCO Equity Income Portfolio, the AST PIMCO Total Return Bond Portfolio, and the AST PIMCO Limited Maturity Bond Portfolio.


1. A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

2. A Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

3. A Portfolio will not invest in companies for the purpose of exercising control or management.

4. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

5. A Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

6. A Portfolio will not issue senior securities.


     Investment Restrictions Applicable Only to the AST Lord Abbett Growth and Income Portfolio:


     1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

     2. The Portfolio will not lend money or securities to any person except through entering into short-term repurchase agreements with sellers of securities the Portfolio has purchased, and through lending Portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as the Portfolio complies with regulatory requirements and the Sub-advisor deems such loans not to expose the Portfolio to significant risk or adversely affect the Portfolio's qualification for pass-through tax treatment under the Internal Revenue Code (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 10% of Portfolio net assets).

     3. The Portfolio will not pledge, mortgage, or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

     4. The Portfolio will not purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

     5. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

     6. The Portfolio will not borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

     7. The Portfolio will not make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

     8. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

     9. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

     10. The Portfolio will not purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.


Investment Restrictions Applicable Only to the AST JanCap Growth Portfolio:


     1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

     2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except cash items and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

     5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

     6. The Portfolio will not lend any security or make any other loan, if as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).


     Investment  Restrictions  Applicable  Only to the AST Janus Overseas Growth
Portfolio:


     1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act as amended), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

     3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities).

     4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

     5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     6. The Portfolio will not lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

     8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

     1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

     2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     3. The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

     4. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

     5. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

     6. The Portfolio will not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

     7. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

     8. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

     9. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.


     Investment  Restrictions  Applicable  Only to the AST Federated  High Yield
Portfolio:


     1. The Portfolio will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.

     2. The Portfolio will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

     3. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

     4. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

     5. The Portfolio will not invest more than 5% of the value of its total assets in foreign securities which are not publicly traded in the United States.

     6. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

     7. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

     8. The Portfolio will not make loans, except through the purchase or holding of securities in accordance with its investment objective, policies, and limitations and through repurchase agreements. The Portfolio may invest up to 5% of its total assets in repurchase agreements which mature more than seven days from the time they are entered into. The Portfolio may lend portfolio securities if the borrower provides 100% cash collateral in the form of cash or U.S. government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral. The Portfolio retains the right to any dividends, interest, or other distribution paid on the securities and any increase in their market value. Loans will be subject to termination at the option of the Portfolio or the borrower.

     9. The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

     10. The Portfolio will not make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

     11. The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Portfolio. From time to time, the Portfolio, together with other investment companies advised by subsidiaries or affiliates of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, Directors, agents, employees, officers, or others affiliated with or acting for the Portfolio, its Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

     12. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.


     Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:


         The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S.
government, or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S.
government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


     Investment   Restrictions   Only  Applicable  to  the  AST  T.  Rowe  Price
International Equity Portfolio:


          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that the Portfolio may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


     Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:


          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other Price Portfolio provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S.
Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


     Investment   Restrictions   Applicable  Only  to  the  AST  T.  Rowe  Price
International Bond Portfolio:


         As a matter of fundamental policy, the Portfolio may not:

1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons,  except (a) loans of portfolio  securities,  and
(b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

5. Issue senior securities except in compliance with the 1940 Act; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).


     Investment Restrictions Applicable Only to the AST T. Rowe Price Small Company Value Portfolio:


          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, and other funds or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S.
Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


Investment Restrictions Applicable Only to the AST Founders Passport Portfolio:


         As a matter of fundamental policy, the Portfolio will not:

1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets;

2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3.       Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     6. Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)


     Investment  Restrictions  Applicable  Only to the AST INVESCO Equity Income
Portfolio:


         As a matter of fundamental policy, the Portfolio may not:

     1. Issue preference shares or create any funded debt;

     2. Sell short;

     3. Borrow money except from banks in excess of 5% of the value of its total net assets, and when borrowing, it is a temporary measure for emergency purposes;

     4. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

     5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The
Trustees or the Investment Manager or the Sub-advisor, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

     6. Purchase securities if the purchase would cause the Portfolio, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

     7. Make loans to any person, except through the purchase of debt securities in accordance with the Portfolio's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Portfolio's total net assets (taken at current value); or

     8. Invest more than 25% of the value of the Portfolio's assets in one particular industry.


     Investment  Restrictions Applicable Only to the AST PIMCO Total Return Bond
Portfolio:


1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, and (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.


     Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:


         As a matter of fundamental policy, the Portfolio may not:

1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees; or

8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.


     Investment Restrictions Applicable Only to the AST American Century International Growth Portfolio:


         As a matter of fundamental policy, the Portfolio will not:

     1. Lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the 1940 Act. No such rules and regulations have been issued, but it is Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Portfolio must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market;

     2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

     3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

     4. Issue any senior security except in compliance with the 1940 Act;

     5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

     6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

     7. Purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options; or

     8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

         In determining industry groups for purposes of the above restriction regarding investments in a single industry, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. The Sub-advisor monitors industry concentration using a more restrictive list of industry groups than that recommended by the Securities and Exchange Commission. The Sub-advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the Portfolio to forego investment possibilities which may otherwise be available to it under the 1940 Act. (This note is not a fundamental policy.)


     Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:


         As a matter of fundamental policy, the Portfolio will not:

     1. Lend its securities except to unaffiliated persons and subject to the rules and regulations adopted under the 1940 Act. No such rules and regulations have been promulgated, but it is the Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Sub-advisor must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market.

     2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

     3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

     4. Issue any senior security except in compliance with the 1940 Act;

     5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

     6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

     7. Purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options; or

     8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.


Investment  Restrictions Applicable Only to the AST Putnam Value Growth & Income
Portfolio:


         As a matter of fundamental policy, the Portfolio will not:

     1. Borrow money in excess of 33 1/3% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

     3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options;

     5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

     6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

     8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry; or

     9. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


     Investment Restrictions Applicable Only to the AST Putnam International Equity Portfolio:


         As a matter of fundamental policy, the Portfolio will not:

1. Borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the funds in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so;

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and related options;

5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any one industry; or

9. Issue senior securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Investment Restrictions Applicable Only to the AST Putnam Balanced Portfolio:


         As a matter of fundamental policy, the Portfolio will not:

     1. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

     3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry;

     5. Invest in commodities or commodity contracts except that it may purchase or sell financial futures contracts and options thereon;

     6. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

     7. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities; or

     9. Issue senior securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Investment Restrictions Applicable Only to the AST Lord Abbett Small Cap Value Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Stein Roe Venture Portfolio, the AST Bankers Trust Enhanced 500 Portfolio, the AST Marsico Capital Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Oppenheimer Large-Cap Growth Portfolio and the AST Kemper Small-Cap Growth Portfolio.


         1. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         2. No Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         3. No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

         4. No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

         5. No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

         6. No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities.

         7. No Portfolio other than the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

         8. No Portfolio other than the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. The AST Cohen & Steers Realty Portfolio may not, with respect to 50% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

         If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by a Portfolio or promulgate any rules allowing the transactions.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section in the Trust's Prospectus and in the "Investment Objectives and Policies" section of this Statement. The risks and investment methods described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for a Portfolio.

         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Portfolio and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation. A Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Portfolio's asset value and a Portfolio's ability to dispose of particular securities, when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Put and Call Options:

         Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium Received from Writing Call or Put Options. A Portfolio will receive a premium from writing a put or call option, which increases such Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Portfolio writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing Call Options. Call options may be purchased by a Portfolio for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Portfolio in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing Put Options. A Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

          By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options: During the option period, a Portfolio, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus transaction costs. If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio can close out its position by effecting a closing transaction. If the Portfolio is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Portfolio may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Portfolio bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Portfolio's securities does not. If this occurred, a Portfolio would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio has written a call on an index, there is also the risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio's open positions in futures contracts, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

          These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolio expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions  on  financial   futures   contracts  and  related  options
transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory Matters. The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Portfolio maintains in a segregated account an amount of cash or other liquid assets at least equal to the amount of the Portfolio's obligation under the futures contract or option. Similarly, no senior security will be created if a Portfolio "covers" its futures and options positions by owning corresponding positions or securities underlying the positions that enable the Portfolio to close out its futures and options positions without paying additional cash consideration. Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with these requirements.

     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                   Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful use of futures contracts by the Portfolio for hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Sub-advisor may believe that over time the value of the Portfolio's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable investment policies and restrictions applicable to a Portfolio, a Portfolio may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Currency Futures Contracts and Related Options. A currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Unlike forward foreign currency exchange contracts, currency futures contracts and options on currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between the Portfolio and the seller of the hybrid instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Zero-Coupon Securities:

         Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolio, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         Principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage securities were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that currency. Such changes will also affect a Portfolio's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens). The value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Portfolio. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Portfolio invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in these countries, Sub-advisor does not believe that any current repatriation restrictions would affect its decision to invest in these countries.

          Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

          Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S.
companies.

          Taxes. The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs. Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.   With  respect  to  certain  foreign   countries,   especially
developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Portfolio's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, a number of Latin American countries are also among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

Securities Lending:

         The  Trust  has  made  arrangements  for  certain  Portfolios  to  lend securities. While a Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. In addition to the compensation payable by borrowers under securities loans, a Portfolio would also earn income from the investment of cash collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in high-quality money market securities. However, any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Portfolio or to pay all expenses incurred by a Portfolio in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

     PORTFOLIO TURNOVER: High turnover involves correspondingly greater brokerage commissions and other transaction costs. Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover."


         Over the past two fiscal years the following Portfolios experienced significant variation in their portfolio turnover rates. The turnover rate for the AST Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio) for the years ended December 31, 1996 and 1997 were 133% and 73% respectively. Founders Asset Management, Inc. became the Portfolio's Sub-advisor on October 15, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 150%. The turnover rate for the AST PIMCO Limited Maturity Bond Portfolio for the year ended December 31, 1996 was 247% and for the year ended December 31, 1997 was 54%. The Portfolio's turnover rate decreased in 1997 as the Portfolio's growth slowed and the consequent restructuring of its portfolio was completed early in the year. The turnover rate for the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) for the years ended December 31, 1996 and 1997 were 276% and 170% respectively. Putnam Investment Management, Inc. became the Portfolio's Sub-advisor on October 15, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 200%. The rate of turnover for the AST Oppenheimer Large-Cap Growth Portfolio was 77% for the period from commencement of operations (May 2, 1996) to December 31, 1996, and 219% for the year ended December 31, 1997. The portfolio turnover rate for the first partial year of the Portfolio's operations was abnormally low, as the Sub-advisor focused on investing incoming cash rather than selling portfolio securities. The turnover rate for the AST Neuberger Berman Mid-Cap Growth Portfolio (formerly, the Berger Capital Growth Portfolio) for the year ended December 31, 1996 was 156% and for the year ended December 31, 1997 was 305%. The Portfolio underwent portfolio manager changes during 1997 (when it was managed by its prior
Sub-advisor, Berger Associates, Inc.), which resulted in higher portfolio turnover.


         The annual rates of turnover for the AST Janus Overseas Growth Portfolio, the AST T. Rowe Price Small Company Value Portfolio, the AST American Century International Growth Portfolio, the AST American Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio, all of which were first publicly offered in January 1997, are not anticipated to exceed 200%, 100%, 250%, 250% and 100%, respectively, under normal market conditions. The annual rates of turnover for the AST Lord Abbett Small Cap Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Stein Roe Venture Portfolio, the AST Bankers Trust Enhanced 500 Portfolio, and the AST Marsico Capital Growth Portfolio, which were first publicly offered in December 1997 or January 1998, are not anticipated to exceed 100%, 150%, 100%, 100%, and 100%, respectively, under normal market conditions. The turnover rate for the AST Kemper Small-Cap Growth Portfolio, which has not been publicly offered prior to the date of this prospectus, is not anticipated to exceed [insert]% under normal market conditions. The policy of the AST Money Market Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

MANAGEMENT: The overall management of the business and affairs of the Trust is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust's agreements with the Investment Manager, Administrator, Custodian and Transfer and Shareholder Servicing Agent and the agreements between the Investment Manager and each Sub-advisor. The day-to-day operations of the Trust are delegated to the Trust's officers subject always to the investment objectives and policies of the Trust and to the general supervision of the Board of Trustees.

         The Trustees and officers of the Trust and their principal occupations are listed below. Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Name, Office and Age                                                     Principal Occupation

John Birch+                                                              Chief Operating Officer:
     Vice President (48)                                                 American Skandia Investment Services, Incorporated
                                                                         December 1997 to present

                                                                         Executive Vice President and
                                                                         Chief Operating Officer
                                                                         International Fund Administration
                                                                         Bermuda
                                                                         August 1996 to October 1997

                                                                         Senior Vice President and
                                                                         Chief Administrative Officer
                                                                         Gabelli Funds, Inc.
                                                                         Rye, New York
                                                                         March 1995 to August 1996

                                                                         Executive Vice President
                                                                         Kansallis Osake Pankki
                                                                         New York, New York
                                                                         May 1985 to March 1995

Gordon C. Boronow*+                                                      President and Chief Operating Officer:
    Vice President and Trustee (45)                                      American Skandia Life Assurance Corporation
                                                                         June 1989 to present

Jan R. Carendi*+                                                         Senior Executive Vice President and
    President, Principal Executive Officer                               Member of Corporate Management Group:
    and Trustee (53)                                                     Skandia Insurance Company Ltd.
                                                                         September 1986 to present

David E. A. Carson                                                       Chairman
    Trustee (64)                                                         People's Bank
                                                                         850 Main Street
                                                                         Bridgeport, Connecticut 06604
                                                                         Commencing January 1999

                                                                         Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         January 1998 to December 1998

                                                                         President, Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         1983 to December 1997

Richard G. Davy, Jr.*+                                                   Vice President
    Treasurer (50)                                                       (June 1997 to present)
                                                                         Controller (September 1994 to June 1997)
                                                                         American Skandia Investment
                                                                         Services, Incorporated

                                                                         Management Consultant
                                                                         December 1991 to September 1994

Eric. C. Freed*                                                          Securities Counsel and Senior Counsel, Securities
Secretary (35)                                                           American Skandia Investment Holding    Corporation
                                                                         December 1996 to present;

                                                                         Attorney, Senior Attorney and Special Counsel,
                                                                         U.S. Securities and Exchange Commission
                                                                         March 1991 to November 1996

Julian A. Lerner                                                         Semi-retired since 1995; Senior Vice President
    Trustee (73)                                                         and Portfolio Manager of AIM Charter Fund
                                                                         and AIM Summit Fund from 1986 to 1995:
                                                                         12850 Spurling Road -- Suite 208
                                                                         Dallas, Texas 75230

Thomas M. Mazzaferro                                                     Executive Vice President and
    Trustee (45)*                                                        Chief Financial Officer
                                                                         American Skandia Life Assurance Corporation
                                                                         April 1988 to present

Thomas M. O'Brien                                                        Vice Chairman
    Trustee (48)                                                         North Fork Bank
                                                                         275 Broad Hollow Road
                                                                         Melville, NY 11747;
                                                                         January 1997 to present

                                                                         President and Chief Executive Officer:
                                                                         North Side Savings Bank
                                                                         170 Tulip Avenue
                                                                         Floral Park, New York  11001
                                                                         December 1984 to December 1996

F. Don Schwartz                                                          Management Consultant:
    Trustee (63)                                                         1101 Penn Grant Road
                                                                                                        Lancaster, PA 17602
                                                                         April 1985 to present

* Interested person as defined in the 1940 Act.

+ Unless otherwise indicated, each officer and Trustee listed above has held his/her principal occupation for at least the last five years. In addition to the principal occupations noted above, the following officers and Trustees of the Trust hold various positions with American Skandia Investment Services, Incorporated ("ASISI"), the Trust's Investment Manager, and its affiliates, including American Skandia Life Assurance Corporation ("ASLAC"), American Skandia Marketing, Incorporated ("ASM"), American Skandia Information Services and Technology Corporation ("ASIST") or American Skandia Investment Holding Corporation ("ASIHC"): Mr. Boronow also serves as Executive Vice President, Deputy Chief Executive Officer and a Director of ASIHC, and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Carendi also serves as Chairman, President, Chief Executive Officer and a Director of ASIHC, and Chief Executive Officer and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Davy also serves as a Director of ASISI. Mr. Mazzaferro also serves as Executive Vice President and Chief Financial Officer of ASIHC, ASM and ASIST, and President and Chief Financial Officer of ASISI.

         The interested Trustees and officers of the Trust do not receive compensation directly from the Trust for serving in such capacities. However, those officers and Trustees of the Trust who are affiliated with the Investment Manager may receive remuneration indirectly, as the Investment Manager will receive fees from the Trust for the services it provides. Each of the other Trustees receives an annual fee paid by the Trust plus expenses for each meeting of the Board and of shareholders which he attends. Compensation received during the year ended December 31, 1997 by the Trustees who are not interested persons was as follows:

                                                  Aggregate Compensation from          Total Compensation from Registrant and
Name of Trustee                             ----------------------------------------      Fund Complex Paid to Trustee(1)
                                                           Registrant
-------------------------------------------                                           -----------------------------------------

David E. A. Carson                                          $45,500                                   $64,500
Julian A. Lerner                                              45,500                                    64,500
Thomas M. O'Brien                                             45,500                                    60,500
F. Don Schwartz                                               45,500                                    64,500

(1) As of the date of this Statement, the "Fund Complex" consisted of the Trust, American Skandia Advisor Funds, Inc. ("ASAF"), and American Skandia Master Trust ("ASMT"). ASAF commenced operations in July, 1997 and ASMT commenced operations in June, 1997.

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "1940 Act"), nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment Advisory Services: The Trust has entered into investment management agreements with the Investment Manager (the "Management Agreements"). The Investment Manager furnishes each Portfolio with investment advice and certain administrative services with respect to the applicable Portfolio's assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted on the cover of this Statement to conduct the various investment programs of each Portfolio pursuant to separate sub-advisory agreements with the Investment Manager.

         Under the terms of the Management Agreements, the Investment Manager furnishes, at its expense, such personnel as is required by each Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs. The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Portfolio pursuant to agreements between the Investment Manager and each Sub-advisor. Each Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management Agreements, the Investment Manager is permitted to render services to others. The Management Agreements provide that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

The investment management fee paid for each of the past three fiscal years by each Portfolio that was publicly offered prior to January 1998 was as follows:

                                                                                          Investment Management Fees
                                           ---------------------------- --------------------------- ---------------------------
                                                                  1995                        1996                        1997
                                           ---------------------------- --------------------------- ---------------------------
                                           ---------------------------- --------------------------- ---------------------------

AST Lord Abbett Growth and Income                            1,059,567                   2,881,119                   5,424,483
AST JanCap Growth                                            2,977,217                   5,726,567                  11,384,457
AST Janus Overseas Growth                                            0                           0                   1,260,797
AST Janus Small-Cap Growth                                     486,749                   1,240,016                   2,219,824
AST Money Market                                             1,503,661                   2,092,880                   2,941,160
AST Federated High Yield                                       346,448                     991,953                   2,345,042
AST T. Rowe Price Asset Allocation                             314,161                     727,787                   1,413,730
AST T. Rowe Price International Equity                       1,412,350                   3,011,378                   4,640,262
AST T. Rowe Price Natural Resources                             20,950                     351,569                     986,496
AST T. Rowe Price International Bond                           276,299                     595,953                     941,760
AST T. Rowe Price Small Company Value                                0                           0                     713,045
AST Founders Passport                                           76,285                     778,018                   1,257,908
AST INVESCO Equity Income                                      821,220                   1,883,792                   3.565.372
AST PIMCO Total Return Bond                                    652,311                   1,895,849                   2,979,876
AST PIMCO Limited Maturity Bond                                100,949                   1,239,854                   1,649,461
AST Putnam International Equity                              2,198,484                   2,771,876                   3,428,762
AST Putnam Balanced                                          1,107,736                   1,828,306                   2,387,734
AST Putnam Value Growth & Income                                     0                           0                     416,420
AST American Century Strategic Balanced                              0                           0                     115,602
AST American Century International Growth                            0                           0                     157,826
AST Marsico Capital Growth                                           0                           0                       1,568
AST Neuberger Berman Mid-Cap Value                             601,598                     764,844                     886,649
AST Neuberger Berman Mid-Cap Growth                            160,794                     683,999                   1,259,790
AST Oppenheimer Large-Cap Growth                                     0                     117,917                   1,501,894


The sub-advisory fee paid by the Investment Manager to the Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:


                                                                                          Sub-Advisory Fees
                                           ---------------------------- --------------------------- ---------------------------
                                                                  1995                        1996                        1997
                                           ---------------------------- --------------------------- ---------------------------
AST Lord Abbett Growth and Income                              705,288                   1,736,325                   3,018,989
AST JanCap Growth                                            1,869,411                   3,451,651                   6,261,619
AST Janus Overseas Growth                                            0                           0                     793,793
AST Janus Small-Cap Growth(1)                                  350,949                     859,376                   1,469,059
AST Money Market                                               501,220                     697,446                     885,676
AST Federated High Yield                                       210,529                     448,151                     899,181
AST T. Rowe Price Asset Allocation                             166,105                     301,555                     503,303
AST T. Rowe Price International Equity                         786,175                   1,532,137                   2,320,131
AST T. Rowe Price Natural Resources                             13,967                     208,022                     548,053
AST T. Rowe Price International Bond(2)                        165,779                     315,293                     470,880
AST T. Rowe Price Small Company Value                                0                           0                     413,993
AST Founders Passport(3)                                        45,904                     463,898                     728,954
AST INVESCO Equity Income                                      482,833                     979,103                   1,763,840
AST PIMCO Total Return Bond                                    299,969                     804,173                   1,221,106
AST PIMCO Limited Maturity Bond                                 47,155                     551,613                     709,408
AST Putnam International Equity(4)                           1,389,549                   1,752,761                   2,205,668
AST Putnam Balanced(5)                                         576,648                     942,912                   1,343,009
AST Putnam Value Growth & Income                                     0                           0                     249,852
AST American Century Strategic Balanced                              0                           0                      68,001
AST American Century International Growth                            0                           0                     110,478
AST Marsico Capital Growth                                           0                           0                         784
AST Neuberger Berman Mid-Cap Value(6)                          306,916                     374,935                     425,687
AST Neuberger Berman Mid-Cap Growth(7)                         116,002                     427,236                     734,388
AST Oppenheimer Large-Cap Growth(9)                                  0                      70,750                     892,079


(1) For the fiscal years 1995, 1996 and 1997, the entire fee noted above was paid to Founders Asset Management LLC, the prior Sub-advisor for the Portfolio.
(2) For fiscal year 1995, the entire fee noted above was paid to Scudder, Stevens & Clark, Inc. ("Scudder"), the prior Sub-advisor for the Portfolio. For fiscal year 1996, $103,905 was paid to Scudder and $211,388 was paid to Rowe Price-Fleming International, Inc., the current Sub-advisor for the Portfolio.
(3) For fiscal year 1995, the entire fee noted above was paid to Seligman Henderson Co. ("Seligman"), the prior Sub-advisor for the Portfolio. For fiscal year 1996, $325,763 was paid to Seligman and $138,135 was paid to Founders Asset Management, Inc., the current Sub-advisor for the Portfolio. (4) For fiscal year 1995, the entire fee noted above was paid to Seligman, the prior Sub-advisor for the Portfolio. For fiscal year 1996, $1,338,724 was paid to Seligman and $414,037 was paid to Putnam Investment Management, Inc. ("Putnam"), the current Sub-advisor for the Portfolio. (5) For fiscal year 1995, the entire fee noted above was paid to Phoenix Investment Counsel, Inc. ("Phoenix"), the prior Sub-advisor for the Portfolio. For fiscal year 1996, $691,855 was paid to Phoenix and $251,057 was paid to Putnam, the current Sub-advisor for the Portfolio. (6) For fiscal years 1995, 1996 and 1997, the entire fee noted above was paid to Federated Investment Counseling, the prior Sub-advisor for the Portfolio. (7) For fiscal years 1995, 1996 and 1997, the entire fee noted above was paid to Berger Associates, Inc., the prior Sub-advisor for the Portfolio.
(8) For fiscal years 1996 and 1997, the entire fee noted above was paid to Robertson, Stephens & Company Investment Management, L.P., the prior Sub-advisor for the Portfolio.

The Investment Manager has agreed by the terms of the Management Agreements for the following Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets, as follows:


         AST Lord Abbett Growth and Income Portfolio:  1.25%

         AST JanCap Growth Portfolio:  1.35%.  Commencing September 4, 1996, the
Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.33% for the AST JanCap Growth Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.


     AST Money Market Portfolio: .65%. The Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of .60% for the AST Money Market Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.


         AST Federated High Yield Portfolio:  1.15%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

     AST T. Rowe Price International Equity Portfolio: 1.75%. Commencing May 1, 1996, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.71% for the AST T. Rowe Price International Equity Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST T. Rowe Price International Bond Portfolio:  1.75%

         AST Founders Passport Portfolio:  1.75%

         AST INVESCO Equity Income Portfolio:  1.20%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Putnam International Equity Portfolio:  1.75%

         AST Putnam Balanced Portfolio: 1.25%


         The Investment Manager has also voluntarily agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of each Portfolio's average daily net assets, as follows:


         AST Lord Abbett Small Cap Value Portfolio:  1.35%


         AST Janus Overseas Growth Portfolio:  1.75%

         AST Janus Small-Cap Portfolio:  1.30%


         AST T. Rowe Price Small Company Value Portfolio:  1.30%

         AST American Century International Growth Portfolio:  1.75%

         AST American Century Strategic Balanced Portfolio:  1.25%

         AST Putnam Value Growth & Income Portfolio:  1.25%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST Stein Roe Venture Portfolio:  1.35%

         AST Bankers Trust Enhanced 500 Portfolio:  .80%

         AST Marsico Capital Growth Portfolio:  1.35%


         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

         AST Oppenheimer Large-Cap Growth Portfolio:  1.45%

         AST Kemper Small-Cap Growth Portfolio:  1.35%


         The Investment Manager may terminate the above voluntary agreements at any time. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio at the Investment Manager's discretion within the two year period following such payment to the extent permissible under applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by the Investment Manager, or by holders of a majority of the applicable Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         The Administrator and Transfer and Shareholder Servicing Agent: PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the Administrator and Transfer and Shareholder Servicing Agent for the Trust. Pursuant to a Trust Accounting and Administration Agreement between the Trust and the Administrator, dated May 1, 1992 (the "Administration Agreement"), the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust's books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the Portfolios' investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust's annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust's registration statement and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Manager and the Trust's custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the 1940 Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees of the Trust.

         Under the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreement) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         Compensation   for  the  services  and   facilities   provided  by  the
Administrator under the Administration Agreement includes payment of the Administrator's "out-of-pocket" expenses. Such "out-of-pocket" expenses of the Administrator include, but are not limited to, postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust). For the years ended December 31, 1995, 1996 and 1997, the Trust paid the Administrator $2,080,598 and $3,330,687 and $4,902,309 respectively.

         The Administration Agreement provides that it will continue in effect from year to year. The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days' notice. The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION: Subject to the supervision of the Board of Trustees of the Trust, decisions to buy and sell securities for the Trust are made for each Portfolio by its Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Portfolio to brokers who also provide research or statistical material, or other services to the Portfolio or the Sub-advisor for the use of the applicable Portfolio or the Sub-advisor's other accounts. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees. Such reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Portfolios or variable insurance products that use the Portfolios as investment vehicles, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Portfolio, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager has directed certain of the Sub-advisors to try to effect a portion of their Portfolios' transactions through broker-dealers that give prominence to variable insurance products using the Portfolios as investment vehicles, to the extent consistent with best net price available and most favorable execution.

         Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

         In  selecting a broker to execute  each  particular  transaction,  each
Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the brokerage services offered. Subject to such policies and procedures as the Board of Trustees may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to a Portfolio or its managed accounts generally. For the years ended December 31, 1995, 1996 and 1997, aggregate brokerage commissions of $3,220,077, $7,096,640 and $7,265,436, respectively, were paid in relation to brokerage transactions for the Trust. The increase in commissions paid corresponds roughly to the increase in the Trust's net assets during those periods.


         During the years ended December 31, 1996 and December 31, 1997 brokerage commissions were paid to certain affiliates of Rowe Price-Fleming International, Inc. by the AST T. Rowe Price International Equity Portfolio in the amounts of $17,032 and $29,585 respectively. For the year ended December 31, 1997, 5.0% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 5.2% of the Portfolio's total dollar amount of transactions involving the payment of commissions. Similarly, brokerage commissions were paid to Robertson Stephens & Co., an affiliate of Robertson, Stephens & Company Investment Management L.P., by the AST Oppenheimer Large-Cap Growth Portfolio (formerly, the Robertson Stephens Value + Growth Portfolio) in the aggregate amounts of $31,999 and $68,772 for the years ended December 31, 1996 and 1997 respectively. For the year ended December 31, 1997, 12.3% of the total brokerage commissions paid by this Portfolio was paid to Robertson Stephens & Co., with respect to transactions representing 14.6% of the total amount of the Portfolio's transactions involving the payment of commissions.


ALLOCATION OF INVESTMENTS: The Sub-advisors have other advisory clients, some of which have similar investment objectives to one or more Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one of the Trust's Portfolios. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients, including other Trust
Portfolios for which it provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES: The Trust determines the net asset values of a Portfolio's shares at the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         All  Portfolios  with the exception of the AST Money Market  Portfolio:
The net asset value per share of all of the Portfolios with the exception of the AST Money Market Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by or under procedures established by the Board of Trustees. Short-term obligations with sixty days or less remaining to maturity are valued on an amortized cost basis. Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they usually are determined and the close of the Exchange. If such extraordinary events occur, their effects may not be reflected in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

         Foreign securities are valued on the basis of quotations from the primary market in which they are traded. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST Money Market Portfolio: For the AST Money Market Portfolio, all securities are valued by the amortized cost method. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation or any unfair results to shareholders, such as changing dividend policy, shortening the average maturity of the investments in the Portfolio or valuing securities on the basis of current market prices if available or, if not, at fair market value.

     PURCHASE AND REDEMPTION OF SHARES: A complete description of the manner by which the Trust's shares may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

TAX MATTERS: A description of some of the tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax Matters." No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. The discussion in the Prospectus is not intended as a substitute for careful tax planning.

UNDERWRITER: The Trust is presently used for funding variable annuities, and may also be used for funding variable life insurance. Pursuant to an exemptive order of the Securities and Exchange Commission, the Trust may also sell its shares directly to qualified plans. If the Trust does so, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Securities and Exchange Commission and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation and the Investment Manager, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation. As of the date of this Statement, ASM, Inc. has not received payments from the Trust in connection with any brokerage or underwriting services provided to the Trust.

PERFORMANCE: The Prospectus contains a brief description of how performance is calculated. Quotations of average annual return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio) and for such other periods as deemed appropriate by the Investment Manager. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The total return of each Portfolio that had commenced operations as of June 30, 1998, computed as of that date, is shown in the table below. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

Total Return
                                             Date Available                                                         Since
                                                for Sale          One Year       Three Years      Five Years      Inception
------------------------------------------ ------------------- ---------------- --------------- --------------- --------------


AST Putnam Internat'l Equity Portfolio(1)       05/17/89          22.91%           20.25%         15.91%          13.33%
AST Founders Passport Portfolio(2)              05/02/95          16.49%           12.70%          N/A            12.59%
AST  Lord   Abbett   Growth   and  Income       05/01/92          16.86%           21.06%          17.64%         16.62%
Portfolio
AST JanCap Growth Portfolio                     11/06/92          44.91%           35.87%          24.80%         24.37%
AST Federated High Yield Portfolio              01/04/94          11.55%           13.02%          N/A            10.34%
AST Putnam Balanced Portfolio(3)                05/04/93          15.67%           17.07%          12.80%         12.70%
AST  T.  Rowe  Price   Asset   Allocation       01/04/94          18.01%           17.01%          N/A            14.27%
Portfolio
AST  T.  Rowe  Price  Internat'l   Equity       01/04/94            2.96%          11.70%          N/A              7.70%
Portfolio
AST  T.  Rowe  Price  Natural   Resources       05/02/95            0.00%          15.13%          N/A            14.60%
Portfolio
AST  T.  Rowe   Price   Internat'l   Bond       05/03/94            1.50%            3.16%         N/A              2.92%
Portfolio(4)
AST Janus Small-Cap Growth Portfolio(5)         01/04/94          11.29%           14.04%          N/A            15.34%
AST INVESCO Equity Income Portfolio             01/04/94          19.61%           21.46%          N/A            16.99%
AST PIMCO Total Return Bond Portfolio           01/04/94          11.00%           8.36%           N/A              7.26%
AST PIMCO Limited Maturity Bond Portfolio       05/02/95            6.54%          6.00%           N/A              5.84%
AST Oppenheimer Large-Cap Growth                05/02/96          17.01%           N/A             N/A            20.08%
Portfolio(6)
AST Janus Overseas Growth Portfolio             01/02/97          25.80%           N/A             N/A            28.90%
AST T. Rowe Price Small Company Value           01/02/97          15.88%           N/A             N/A            20.32%
Portfolio
AST American Century Internat'l Growth          01/02/97          24.20%           N/A             N/A            27.43%
Portfolio
AST American Century Strategic Balanced         01/02/97          20.99%           N/A             N/A            18.55%
Portfolio
AST   Putnam   Value   Growth   &  Income       01/02/97          16.13%           N/A             N/A            20.77%
Portfolio
AST Cohen & Steers Realty Portfolio             01/02/98          N/A              N/A             N/A            (5.20)%*
AST Stein Roe Venture Portfolio                 01/02/97          N/A              N/A             N/A            (8.20)%*
AST Bankers Trust Enhanced 500 Portfolio        01/02/98          N/A              N/A             N/A            17.00%*
AST Lord Abbett Small Cap Value Portfolio       01/02/98          N/A              N/A             N/A              8.50%*
AST Marsico Capital Growth                      12/22/97          N/A              N/A             N/A            32.01%*
AST Neuberger Berman Mid-Cap Value(7)           05/04/93          13.47%           16.24%          11.04%         11.44%
AST Neuberger Berman Mid-Cap Growth(8)          10/20/94          30.23%           21.95%          N/A            20.57%


(1) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. (2) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. (3) Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. (4) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. (5) Prior to January 1, 1999, Founders Asset Management LLC. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during which the Portfolio was sub-advised by the prior Sub-advisor. (6) Prior to December 31, 1998, Robertson, Stephens & Company Investment Management L.P. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during which the Portfolio was sub-advised by the prior Sub-advisor. (7) Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. (8) Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. * Not annualized.

         Quotations of a Portfolio's yield (other than the AST Money Market Portfolio) are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum net asset value per share on the last day of the period

         The AST Money Market Portfolio yield refers to the income generated by an investment in the Portfolio over a seven-day period expressed as an annual percentage rate. Such Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. The effective yield will be slightly higher than the yield because of the compounding effect on this assumed reinvestment.

         The current yield and effective yield calculations for shares of the AST Money Market Portfolio are illustrated for the seven-day period ended June 30, 1998:

                                     Current Yield              Effective Yield
                                        5.03%                          5.15%

         Such Portfolio's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio assuming dividend distributions are reinvested. A cumulative total return reflects the hypothetical annual compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Portfolio's performance, investors should recognize that they are not the same as actual year-by-year results.

OTHER INFORMATION:


         Principal Holders: As of December 3, 1998, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation ("ASLAC") on behalf of the owners of variable annuity contracts issued by ASLAC. As of December 3, 1998, the amount of shares of the Trust owned by the ten persons who were the officers and directors of the Trust at that time and who are shown as such in the section of this Statement entitled "Management," was less than one percent of the shares. To the knowledge of the Trust, no person owned beneficially more than 5% of any class of the Trust's outstanding shares as of December 3, 1998.


         The Participating Insurance Companies are not obligated to continue to invest in shares of any Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to Holders: Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies, unaudited semi-annual financial statements and audited year-end financial statements. Participants in the Skandia Qualified Plan may request such information from the plan's trustees. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.


FINANCIAL STATEMENTS: The statements which follow in Appendix A of this Statement of Additional Information are Audited Financial Statements for the Trust for the year ended December 31, 1997 as well as Unaudited Financial Statements for the Trust for the period ending June 30, 1998. To the extent and only to the extent that any statement in a document incorporated by reference into this Statement is modified or superseded by a statement in this Statement or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement.


        You may obtain, without charge, a copy of any or all the documents incorporated by reference in this Statement, including any exhibits to such documents which have been specifically incorporated by reference. We send such documents upon receipt of your written or oral request. Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.





                             AMERICAN SKANDIA TRUST

                            SCHEDULES OF INVESTMENTS

                           JUNE 30, 1998 (UNAUDITED)



                   AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

                            JANCAP GROWTH PORTFOLIO

                           AST MONEY MARKET PORTFOLIO

                    NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO

                         AST PUTNAM BALANCED PORTFOLIO

                         FEDERATED HIGH YIELD PORTFOLIO

                    T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

                       PIMCO TOTAL RETURN BOND PORTFOLIO

                        INVESCO EQUITY INCOME PORTFOLIO

                    FOUNDERS CAPITAL APPRECIATION PORTFOLIO

                  T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

                   T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

                   NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO

                          FOUNDERS PASSPORT PORTFOLIO

                   T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

                     PIMCO LIMITED MATURITY BOND PORTFOLIO

                  ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

                      AST JANUS OVERSEAS GROWTH PORTFOLIO

                   AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO

                 TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO

                TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO

                  T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO

                        MARSICO CAPITAL GROWTH PORTFOLIO

                        COHEN & STEERS REALTY PORTFOLIO

                     LORD ABBETT SMALL CAP VALUE PORTFOLIO

                      BANKERS TRUST ENHANCED 500 PORTFOLIO

                          STEIN ROE VENTURE PORTFOLIO

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


FOREIGN STOCK -- 94.6%

AUSTRALIA -- 0.4%

    QBE Insurance Group Ltd. .........    604,356   $  2,133,206

                                                    ------------

BRAZIL -- 0.8%

    Telecomunicacoes de Sao Paulo

      SA..............................     10,600      2,492,802

    Telecomunicacoes de Sao Paulo SA

      Rights*.........................        498             41

    Telesp Celular SA Pfd. Cl-B*......     17,800      1,477,421

                                                    ------------

                                                       3,970,264

                                                    ------------

CANADA -- 6.4%

    Bank of Nova Scotia...............    311,067      7,699,783

    BCE, Inc. ........................    219,874      9,322,524

    BCE Mobile Communications,

      Inc. ...........................     82,400      2,143,295

    BCE Mobile Communications, Inc.

      144A............................      4,900        127,453

    Bombardier, Inc. Cl-B.............    182,300      4,958,723

    National Bank of Canada...........    211,241      4,129,897

    Northern Telecom Ltd. ............     83,400      4,729,936

                                                    ------------

                                                      33,111,611

                                                    ------------

DENMARK -- 0.4%

    Unidanmark AS Cl-A................     21,100      1,896,141

                                                    ------------

FINLAND -- 2.5%

    Huhtamaki Co. ....................     22,000      1,251,075

    Nokia Oyj Cl-A....................    149,668     11,007,247

    Sampo Insurance Co. Ltd. Cl-A.....     16,900        800,878

                                                    ------------

                                                      13,059,200

                                                    ------------

FRANCE -- 15.1%

    Alcatel Alsthom...................     23,980      4,882,440

    Assurances Generales de France*...     56,338      3,187,750

    Banque Nationale de Paris.........    122,577     10,015,339

    Bouygues SA.......................     24,345      4,421,217

    Credit Commercial de France.......     37,750      3,178,077

    Michelin C.G.D.E. Cl-B............    111,560      6,439,670

    Scor SA...........................    122,600      7,776,524

    Societe Generale..................     46,088      9,581,927

    Societe Nationale Elf Aquitaine

      SA..............................     36,676      5,156,210

    Societe Television Francaise......     31,792      4,927,052

    STMicroelectronics NV [ADR]*......     81,710      5,709,486

    Total SA Cl-B.....................      8,232      1,070,182

    Vivendi...........................     53,874     11,503,637

                                                    ------------

                                                      77,849,511

                                                    ------------

GERMANY -- 8.0%

    Bayer AG..........................     71,546      3,690,206

    Bayerische Motoren Werke AG.......      5,395      5,442,732

    Bayerische Motoren Werke AG

      (New)*..........................      1,354      1,346,277

    Bayerische Vereinsbank AG.........     18,560      1,578,345

    Deutsche Bank AG..................     80,043      6,778,044

    Deutsche Lufthansa AG.............    209,800      5,265,253

    Deutsche Telekom AG...............    138,060      3,724,881

    Mannesmann AG.....................     84,070      8,639,737

    Veba AG...........................     71,635      4,881,418

                                                    ------------

                                                      41,346,893

                                                    ------------






                                         SHARES        VALUE

                                         ------        -----


GREECE -- 0.3%

    Hellenic Telecommunication

      Organization SA.................     51,217   $  1,312,913

                                                    ------------

HONG KONG -- 1.2%

    China Telecom Ltd. ...............  1,889,000      3,278,930

    Dao Heng Bank Group Ltd. .........    214,500        304,507

    Guoco Group Ltd. .................    522,000        549,043

    Smartone Telecommunications.......    588,000      1,434,224

    Smartone Telecommunications

      144A............................    239,000        582,959

                                                    ------------

                                                       6,149,663

                                                    ------------

IRELAND -- 4.2%

    Allied Irish Banks PLC............    511,917      7,390,318

    Bank of Ireland PLC...............    374,011      7,642,672

    CRH PLC...........................    470,177      6,669,689

                                                    ------------

                                                      21,702,679

                                                    ------------

ITALY -- 1.8%

    Telecom Italia SPA................  1,279,051      9,415,421

                                                    ------------

JAPAN -- 8.3%

    Canon, Inc. ......................    187,000      4,244,334

    Circle K Japan Co. Ltd. ..........      6,000        208,812

    Fuji Photo Film Co. ..............     75,000      2,610,152

    Fujitsu Ltd. .....................    176,000      1,851,497

    Honda Motor Co. Ltd. .............     53,000      1,886,515

    Mabuchi Motor Co. Ltd. ...........     27,000      1,712,000

    Matsushita-Kotobuki Electronics

      Industries Ltd. ................     57,000      1,421,047

    Mitsumi Electric Co. Ltd. ........    106,000      1,871,239

    Nikko Securities Co. Ltd. ........  1,904,000      7,888,459

    Nippon Television Network

      Corp. ..........................      7,670      2,221,666

    Promise Co. Ltd. .................     59,700      2,456,223

    Ricoh Co. Ltd. ...................    245,000      2,579,133

    Shiseido Co. Ltd. ................    126,000      1,430,817

    Sony Corp. .......................    118,400     10,194,760

                                                    ------------

                                                      42,576,654

                                                    ------------

KOREA -- 1.0%

    Korea Electric Power Corp. .......    499,000      5,324,359

                                                    ------------

MEXICO -- 0.5%

    Coca-Cola Femsa SA [ADR]..........    154,000      2,675,750

                                                    ------------

NETHERLANDS -- 8.0%

    ABN AMRO Holding NV...............    213,744      5,001,531

    AKZO Nobel NV.....................     35,526      7,897,306

    Gucci Group NV....................      2,000        106,000

    ING Groep NV......................    207,340     13,576,549

    KNP NV............................     28,864      1,111,016

    Royal Philips Electronics NV......    110,170      9,261,078

    TNT Post Group NV*................     28,864        737,840

    Vedior NV.........................     54,136      1,530,224

    Vendex NV.........................     54,860      2,063,095

                                                    ------------

                                                      41,284,639

                                                    ------------

POLAND -- 0.1%

    Bank Handlowy W Warszawie 144A*...     24,900        473,598

                                                    ------------


AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


PORTUGAL -- 1.0%

    Cimpor-Cimentos de Portugal SA....     45,400   $  1,595,095

    Electricidade de Portugal SA......    156,974      3,649,016

                                                    ------------

                                                       5,244,111

                                                    ------------

SINGAPORE -- 1.8%

    Developmental Bank of Singapore

      Ltd. ...........................    314,200      1,738,860

    Overseas -- Chinese Banking Corp.

      Ltd. ...........................    998,000      3,396,607

    Overseas Union Bank Ltd. .........    904,000      1,979,781

    United Overseas Bank Ltd. ........    657,000      2,041,605

                                                    ------------

                                                       9,156,853

                                                    ------------

SPAIN -- 1.2%

    Telefonica SA.....................    133,877      6,200,195

                                                    ------------

SWEDEN -- 5.3%

    Ericsson, (L.M.) Telephone Co.

      Cl-B............................    190,568      5,567,727

    Fastighets AB Balder*.............     81,156         81,411

    ForeningsSparbanken AB............    102,760      3,092,483

    Nordbanken Holding Co. AB*........    433,114      3,177,094

    Pharmacia & Upjohn, Inc. .........    200,460      9,224,988

    Svenska Handelsbanken Cl-A........     81,156      3,765,255

    Volvo AB Cl-B.....................     86,376      2,572,342

                                                    ------------

                                                      27,481,300

                                                    ------------

SWITZERLAND -- 10.9%

    Edipresse S.A. Bearer.............      3,167        870,669

    Fischer, (Georg) AG...............      8,740      3,399,635

    Julius Baer Holdings AG Cl-B......      2,318      7,251,343

    Liechtenstein Global Trust AG.....      1,943      2,126,423

    Nestle SA.........................      5,947     12,726,684

    Novartis AG.......................      4,404      7,328,338

    Publicitas Holdings SA............      9,886      3,063,284

    Sairgroup.........................      3,710      1,220,515

    UBS AG*...........................     37,075     13,785,708

    Zurich

      Versicherungs-Gesellschaft......      6,432      4,104,783

                                                    ------------

                                                      55,877,382

                                                    ------------

UNITED KINGDOM -- 15.4%

    Avis Europe PLC...................    572,505      2,583,886

    B.A.T. Industries PLC.............    919,822      9,208,349

    Bass PLC..........................    276,133      5,173,981

    British Airways PLC...............    480,976      5,204,274

    British Petroleum Co. PLC.........    105,200      1,534,103

    Dixons Group PLC..................    291,300      2,354,838

    Glaxo Wellcome PLC................    134,081      4,024,622

    Granada Group PLC.................    276,200      5,087,676






                                         SHARES        VALUE

                                         ------        -----

    Molins PLC........................     84,700   $    304,549

    National Westminster Bank PLC.....    335,271      5,991,178

    Orange PLC*.......................    383,800      4,066,356

    Premier Farnell PLC...............     45,000        229,002

    Rio Tinto PLC.....................    267,500      3,012,689

    Securicor PLC.....................    848,500      6,951,205

    Siebe PLC.........................    244,724      4,895,787

    Smith Industries PLC..............    329,900      4,568,642

    SmithKline Beecham PLC............    556,600      6,774,781

    Tomkins PLC.......................    188,890      1,025,069

    Vodafone Group PLC................    495,973      6,297,518

                                                    ------------

                                                      79,288,505

                                                    ------------

TOTAL FOREIGN STOCK (COST

  $397,207,783).......................               487,530,848

                                                    ------------

COMMON STOCK -- 0.5%

INSURANCE -- 0.2%

    AFLAC, Inc. ......................     31,200        945,750

                                                    ------------

TELECOMMUNICATIONS -- 0.3%

    DSC Communications Corp.*.........     56,000      1,680,000

                                                    ------------

TOTAL COMMON STOCK (COST

  $2,558,856).........................                 2,625,750

                                                    ------------

                                           PAR

                                          (000)

                                        ---------


COMMERCIAL PAPER -- 2.9%

    Delaware Funding Corp. 5.68%,

      07/08/98........................  $   5,000      4,994,478

    Merrill Lynch & Co., Inc. 5.63%,

      07/08/98........................     10,000      9,989,053

                                                    ------------

    (COST $14,983,531)................                14,983,531

                                                    ------------

REPURCHASE AGREEMENTS -- 2.1%

    J.P. Morgan Securities, Inc.,

      5.75%, dated 06/30/98, maturing

      07/01/98, repurchase price

      $10,455,670 (Collateralized by

      U.S. Treasury Bonds, par value

      $9,056,000, market value

      $10,717,335, due 08/15/25) (COST

      $10,454,000)....................     10,454     10,454,000

                                                    ------------

TOTAL INVESTMENTS -- 100.1% (COST

  $425,204,170).......................               515,594,129

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (0.1%)....................                  (333,867)

                                                    ------------

NET ASSETS -- 100.0%..................              $515,260,262

                                                    ============


AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------



Foreign currency exchange contracts outstanding at June 30, 1998:





                                             IN                       UNREALIZED

SETTLEMENT               CONTRACTS TO     EXCHANGE      CONTRACTS   APPRECIATION

  MONTH      TYPE           RECEIVE          FOR        AT VALUE   DEPRECIATION)

-----------------------------------------------------------------------------------


07/98        Buy    CAD        400,391   $   272,412   $   272,293     $   (119)

07/98        Buy    CHF      2,201,675     1,443,141     1,451,738        8,597

07/98        Buy    DEM        454,303       250,429       251,719        1,290

07/98        Buy    FRF      5,840,314       967,520       967,556           36

10/98        Buy    GBP     10,520,000    17,113,147    17,435,404      322,257

07/98        Buy    ITL  2,754,709,136     1,549,039     1,549,711          672

07/98        Buy    JPY     10,059,798        72,435        72,517           82

07/98        Buy    PTE    420,970,000     2,271,707     2,279,176        7,469

07/98        Buy    SEK     19,034,441     2,386,425     2,386,803          378

                                         -----------   -----------      --------

                                         $26,326,255   $26,666,917     $340,662

                                         ===========   ===========      ========






                                             IN                       UNREALIZED

SETTLEMENT               CONTRACTS TO     EXCHANGE      CONTRACTS   APPRECIATION

  MONTH      TYPE           DELIVER          FOR        AT VALUE  (DEPRECIATION)

-----------------------------------------------------------------------------------


07/98        Sell   ATS      7,866,880   $   620,190   $   619,844    $      346

07/98        Sell   CHF        206,029       135,590       135,873         (283)

07/98        Sell   ESP     50,429,977       328,705       329,414         (709)

07/98        Sell   FRF      1,227,069       203,322       203,287           35

07/98        Sell   GBP      3,544,214     5,912,071     5,912,576         (505)

07/98        Sell   HKD        485,700        62,681        62,667           14

07/98        Sell   JPY    104,681,503       736,092       754,385      (18,293)

09/98        Sell   JPY  5,199,787,000    36,904,993    37,889,747     (984,754)

07/98        Sell   SGD      1,036,634       615,786       613,453        2,333

                                         -----------   -----------   -----------

                                         $45,519,430   $46,521,246  $(1,001,816)

                                         ===========   ===========   ===========




--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



144A -- Security was purchased pursuant to rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.2% of net assets.



See Notes to Financial Statements.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------





                                       SHARES         VALUE

                                       ------         -----


COMMON STOCK -- 95.3%

AEROSPACE -- 0.6%

    United Technologies Corp. .....      70,000   $    6,475,000

                                                  --------------

AIRLINES -- 2.0%

    Delta Air Lines, Inc. .........      90,000       11,632,500

    US Airways Group, Inc.*........     140,000       11,095,000

                                                  --------------

                                                      22,727,500

                                                  --------------

AUTOMOBILE MANUFACTURERS -- 1.8%

    Ford Motor Co. ................     100,000        5,900,000

    General Motors Corp. ..........     210,000       14,030,625

                                                  --------------

                                                      19,930,625

                                                  --------------

CHEMICALS -- 3.6%

    Dow Chemical Co. ..............     125,000       12,085,937

    Du Pont, (E.I.) de Nemours &

      Co. .........................     190,000       14,178,750

    Lyondell Petrochemical Co. ....     270,000        8,218,125

    Rohm & Haas Co. ...............      55,000        5,716,562

                                                  --------------

                                                      40,199,374

                                                  --------------

CLOTHING & APPAREL -- 2.4%

    Liz Claiborne, Inc. ...........     260,000       13,585,000

    VF Corp. ......................     250,000       12,875,000

                                                  --------------

                                                      26,460,000

                                                  --------------

COMPUTER HARDWARE -- 5.9%

    Compaq Computer Corp. .........     235,000        6,668,125

    EMC Corp.*.....................     260,000       11,651,250

    Hewlett-Packard Co. ...........     210,000       12,573,750

    International Business

      Machines Corp. ..............     220,000       25,258,750

    Seagate Technology, Inc.*......     400,000        9,525,000

                                                  --------------

                                                      65,676,875

                                                  --------------

COMPUTER SERVICES & SOFTWARE -- 1.7%

    First Data Corp. ..............     170,000        5,663,125

    Sun Microsystems, Inc.*........     310,000       13,465,625

                                                  --------------

                                                      19,128,750

                                                  --------------

CONSUMER PRODUCTS & SERVICES -- 4.6%

    Corning, Inc. .................     210,000        7,297,500

    Eastman Kodak Co. .............     170,000       12,420,625

    Fortune Brands, Inc. ..........     390,000       14,990,625

    International Flavors &

      Fragrances, Inc. ............     130,000        5,646,875

    Whirlpool Corp. ...............     150,000       10,312,500

                                                  --------------

                                                      50,668,125

                                                  --------------

CONTAINERS & PACKAGING -- 0.9%

    Crown Cork & Seal Co., Inc. ...     210,000        9,975,000

                                                  --------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 2.3%

    Emerson Electric Co. ..........     420,000       25,357,500

                                                  --------------

ENVIRONMENTAL SERVICES -- 1.0%

    USA Waste Services, Inc.*......     220,000       10,862,500

                                                  --------------






                                       SHARES         VALUE

                                       ------         -----


FINANCIAL-BANK & TRUST -- 7.2%

    Banc One Corp. ................     440,000   $   24,557,500

    BankAmerica Corp. .............     125,000       10,804,687

    BankBoston Corp. ..............     100,000        5,562,500

    Bankers Trust Corp. ...........      30,000        3,481,875

    Chase Manhattan Corp. .........     160,000       12,080,000

    First Union Corp. .............     220,000       12,815,000

    Mellon Bank Corp. .............     150,000       10,443,750

                                                  --------------

                                                      79,745,312

                                                  --------------

FINANCIAL SERVICES -- 3.2%

    Morgan Stanley, Dean Witter &

      Co. .........................     260,000       23,757,500

    Washington Mutual, Inc. .......     262,500       11,402,344

                                                  --------------

                                                      35,159,844

                                                  --------------

FOOD -- 6.8%

    Archer-Daniels-Midland Co. ....     540,000       10,462,500

    Bestfoods, Inc. ...............     220,000       12,773,750

    ConAgra, Inc. .................     360,000       11,407,500

    Heinz, (H.J.) Co. .............     275,000       15,434,375

    Ralston Purina Group...........     100,000       11,681,250

    Sara Lee Corp. ................     240,000       13,425,000

                                                  --------------

                                                      75,184,375

                                                  --------------

HEALTHCARE SERVICES -- 1.2%

    Columbia HCA Healthcare

      Corp. .......................     200,000        5,825,000

    United Healthcare Corp. .......     120,000        7,620,000

                                                  --------------

                                                      13,445,000

                                                  --------------

INSURANCE -- 10.7%

    Allstate Corp. ................     125,000       11,445,313

    American General Corp. ........     340,000       24,203,750

    Chubb Corp. ...................     300,000       24,112,500

    CIGNA Corp. ...................     155,000       10,695,000

    Jefferson-Pilot Corp. .........     175,000       10,139,063

    Progressive Corp. .............      70,000        9,870,000

    St. Paul Companies, Inc. ......     340,000       14,301,250

    Transamerica Corp. ............     120,000       13,815,000

                                                  --------------

                                                     118,581,876

                                                  --------------

MACHINERY & EQUIPMENT -- 2.2%

    Deere & Co. ...................     460,000       24,322,500

                                                  --------------

MEDICAL SUPPLIES & EQUIPMENT -- 2.0%

    Baxter International, Inc. ....     410,000       22,063,125

                                                  --------------

OIL & GAS -- 9.1%

    British Petroleum Co. PLC

      [ADR]........................     250,000       22,062,500

    Coastal Corp. .................     210,000       14,660,625

    Consolidated Natural Gas

      Co. .........................     110,000        6,476,250

    ENI Co. SPA [ADR]..............     240,000       15,600,000

    Mobil Corp. ...................     260,000       19,922,500

    Occidental Petroleum Corp. ....     499,965       13,499,055

    Sonat, Inc. ...................     220,000        8,497,500

                                                  --------------

                                                     100,718,430

                                                  --------------


LORD ABBETT GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------





                                       SHARES         VALUE

                                       ------         -----


PAPER & FOREST PRODUCTS -- 4.4%

    Bowater, Inc. .................     220,000   $   10,395,000

    Fort James Corp. ..............     410,000       18,245,000

    Georgia Pacific Group..........     102,700        6,052,881

    Georgia Pacific Timber Group...     200,000        4,612,500

    Kimberly-Clark Corp. ..........     210,000        9,633,750

                                                  --------------

                                                      48,939,131

                                                  --------------

PHARMACEUTICALS -- 3.0%

    American Home Products

      Corp. .......................     300,000       15,525,000

    Pharmacia & Upjohn, Inc. ......     220,000       10,147,500

    SmithKline Beecham PLC [ADR]...     120,000        7,260,000

                                                  --------------

                                                      32,932,500

                                                  --------------

PRINTING & PUBLISHING -- 1.0%

    Dow Jones & Co., Inc. .........     210,000       11,707,500

                                                  --------------

RETAIL & MERCHANDISING -- 5.5%

    May Department Stores Co. .....     280,000       18,340,000

    Penney, (J.C.) Co., Inc. ......     175,000       12,654,688

    Toys 'R' Us, Inc.*.............      74,400        1,753,050

    Wal-Mart Stores, Inc. .........     460,000       27,945,000

                                                  --------------

                                                      60,692,738

                                                  --------------

TELECOMMUNICATIONS -- 6.2%

    AT&T Corp. ....................     425,000       24,278,125

    Bell Atlantic Corp. ...........     260,000       11,862,500

    SBC Communications, Inc. ......     430,000       17,200,000

    WorldCom, Inc.*................     310,000       15,015,625

                                                  --------------

                                                      68,356,250

                                                  --------------

UTILITIES -- 6.0%

    Baltimore Gas & Electric

      Co. .........................     239,600        7,442,575

    Carolina Power & Light Co. ....     360,000       15,615,000

    Duke Energy Corp. .............     280,000       16,590,000

    FirstEnergy Corp...............     420,000       12,915,000

    FPL Group, Inc. ...............     215,000       13,545,000

                                                  --------------

                                                      66,107,575

                                                  --------------






                                       SHARES         VALUE

                                       ------         -----


TOTAL COMMON STOCK

  (COST $886,331,968)..............               $1,055,417,405

                                                  --------------

PREFERRED STOCK -- 2.0%

INSURANCE -- 1.3%

    Aetna, Inc. Cl-C 6.25%.........     200,000       15,025,000

                                                  --------------

UTILITIES -- 0.7%

    Houston Industries, Inc.

      7.00%........................     100,000        7,450,000

                                                  --------------

TOTAL PREFERRED STOCK

  (COST $22,832,642)...............                   22,475,000

                                                  --------------

SHORT-TERM INVESTMENTS -- 2.9%

  Temporary Investment Cash Fund...  16,114,129       16,114,129

    Temporary Investment Fund......  16,114,129       16,114,129

                                                  --------------

    (COST $32,228,258).............                   32,228,258

                                                  --------------

TOTAL INVESTMENTS -- 100.2%

  (COST $941,392,868)..............                1,110,120,663

LIABILITIES IN EXCESS OF

  OTHER ASSETS -- (0.2%)...........                   (2,867,479)

                                                  --------------

NET ASSETS -- 100.0%...............               $1,107,253,184

                                                  ==============




--------------------------------------------------------------------------------



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                      SHARES         VALUE

                                      ------         -----


COMMON STOCK -- 88.6%

AIRLINES -- 0.2%

    UAL Corp.*.....................     42,760   $    3,335,280

                                                 --------------

BEVERAGES -- 6.0%

    Coca-Cola Co. .................    497,200       42,510,600

    Coca-Cola Enterprises, Inc. ...  2,327,015       91,335,339

                                                 --------------

                                                    133,845,939

                                                 --------------

CHEMICALS -- 5.3%

    Cytec Industries, Inc.*........    743,950       32,919,787

    Monsanto Co. ..................  1,534,180       85,722,307

                                                 --------------

                                                    118,642,094

                                                 --------------

COMPUTER HARDWARE -- 7.7%

    Dell Computer Corp.*...........  1,871,080      173,659,612

                                                 --------------

COMPUTER SERVICES & SOFTWARE -- 21.1%

    America Online, Inc.*..........  1,443,560      153,017,360

    Cisco Systems, Inc.*...........    985,160       90,696,292

    EarthLink Network, Inc.*.......    125,000        9,593,750

    Edwards, (J.D.) & Co.*.........    470,475       20,201,020

    Intuit, Inc.*..................    422,006       25,847,867

    Microsoft Corp.*...............  1,577,900      171,004,912

    Sapient Corp.*.................     68,000        3,587,000

                                                 --------------

                                                    473,948,201

                                                 --------------

CONGLOMERATES -- 1.2%

    Textron, Inc...................    388,850       27,875,684

                                                 --------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 5.5%

    AES Corp.*.....................    384,600       20,215,538

    General Electric Co. ..........    931,550       84,771,050

    Texas Instruments, Inc.........    296,650       17,298,403

                                                 --------------

                                                    122,284,991

                                                 --------------

ENTERTAINMENT & LEISURE -- 3.7%

    Carnival Corp. Cl-A............    500,000       19,812,500

    Time Warner, Inc. .............    748,815       63,976,882

                                                 --------------

                                                     83,789,382

                                                 --------------

FARMING & AGRICULTURE -- 0.4%

    Delta & Pine Land Co. .........    202,480        9,010,360

                                                 --------------

FINANCIAL-BANK & TRUST -- 4.3%

    BankAmerica Corp. .............    388,875       33,613,383

    Citicorp.......................    311,160       46,440,630

    Mercantile Bancorporation,

      Inc..........................    166,800        8,402,550

    U.S. Bancorp...................    205,500        8,836,500

                                                 --------------

                                                     97,293,063

                                                 --------------

FINANCIAL SERVICES -- 9.2%

    Fannie Mae.....................    971,065       58,992,199

    Freddie Mac....................    692,300       32,581,369

    Merrill Lynch & Co., Inc.......    493,400       45,516,150

    Morgan Stanley, Dean Witter &

      Co...........................    502,995       45,961,168

    Schwab, (Charles) Corp. .......    735,510       23,904,075

                                                 --------------

                                                    206,954,961

                                                 --------------






                                      SHARES         VALUE

                                      ------         -----


HOTELS & MOTELS -- 1.1%

    Starwood Hotels & Resorts

      [REIT].......................    497,625   $   24,041,508

                                                 --------------

INSURANCE -- 1.0%

    Life Re Corp. .................    260,000       21,320,000

                                                 --------------

PHARMACEUTICALS -- 13.4%

    Lilly, (Eli) & Co..............  1,132,170       74,793,981

    Pfizer, Inc....................  1,025,475      111,456,314

    Warner-Lambert Co. ............  1,658,775      115,077,516

                                                 --------------

                                                    301,327,811

                                                 --------------

RETAIL & MERCHANDISING -- 2.7%

    Costco Companies, Inc.*........    393,120       24,791,130

    Meyer, (Fred), Inc.*...........    835,500       35,508,750

                                                 --------------

                                                     60,299,880

                                                 --------------

TELECOMMUNICATIONS -- 5.8%

    Lucent Technologies, Inc.......  1,130,650       94,055,947

    Qwest Communications

      International, Inc.*.........  1,003,100       34,983,113

                                                 --------------

                                                    129,039,060

                                                 --------------

TOTAL COMMON STOCK

  (COST $1,167,426,367)............               1,986,667,826

                                                 --------------

FOREIGN STOCK -- 1.8%

AUTOMOBILE MANUFACTURERS

    Porsche AG Pfd. -- (DEM)

    (COST $8,294,264)..............     13,419       38,880,999

                                                 --------------






                                        PAR

                                       (000)

                                     ---------


CORPORATE OBLIGATIONS -- 3.4%

ENTERTAINMENT & LEISURE -- 2.3%

    Venetian Casino Resort LLC

      Mtge. Notes

      12.25%, 11/15/04.............    $49,725      51,589,688

                                                --------------

TELECOMMUNICATIONS -- 1.1%

    Lenfest Communications, Inc.

      Sr. Notes 7.625%, 02/15/08...     11,295      11,549,138

    Lenfest Communications, Inc.

      Sr. Sub. Notes 8.25%,

      02/15/08.....................     12,480      13,041,600

                                                --------------

                                                    24,590,738

                                                --------------

TOTAL CORPORATE OBLIGATIONS

  (COST $73,517,755)...............                 76,180,426

                                                --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.2%

FEDERAL HOME LOAN MORTGAGE CORP.

  5.43%, 07/20/98..................     25,000      24,928,354

FEDERAL NATIONAL MORTGAGE

  ASSOCIATION DISCOUNT NOTE 5.43%,

  07/24/98.........................     25,000      24,913,271

                                                --------------

TOTAL U.S. GOVERNMENT AGENCY

  OBLIGATIONS

  (COST $49,841,625)...............                 49,841,625

                                                --------------


JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                        PAR

                                       (000)        VALUE

                                     ---------  --------------


COMMERCIAL PAPER -- 3.6%

    C.I.T. Group Holdings, Inc.

      6.10%, 07/01/98..............  $  30,000  $   30,000,000

    Household Finance Corp.

      6.00%, 07/01/98..............     51,000      51,000,000

                                                --------------

    (COST $81,000,000).............                 81,000,000

                                                --------------

                                      SHARES

                                       -----

SHORT-TERM INVESTMENTS -- 0.0%

    Temporary Investment Cash

      Fund.........................     56,165          56,165

    Temporary Investment Fund......     56,164          56,164

                                                --------------

    (COST $112,329)................                    112,329

                                                --------------

TOTAL INVESTMENTS -- 99.6%

  (COST $1,380,192,340)............              2,232,683,205

OTHER ASSETS LESS

  LIABILITIES -- 0.4%..............                  9,038,102

                                                --------------

NET ASSETS -- 100.0%...............             $2,241,721,307

                                                ==============




Foreign currency exchange contracts outstanding at June 30, 1998:





                                            IN

SETTLEMENT               CONTRACTS TO    EXCHANGE      CONTRACTS     UNREALIZED

  MONTH      TYPE          RECEIVE          FOR        AT VALUE     DEPRECIATION

--------------------------------------------------------------------------------


07/98        Buy    DEM   44,800,000    $24,917,456   $24,827,388    $  90,068

                                        ===========   ===========    =========






                                            IN                        UNREALIZED

SETTLEMENT               CONTRACTS TO    EXCHANGE      CONTRACTS    APPRECIATION

  MONTH      TYPE          DELIVER          FOR        AT VALUE   (DEPRECIATION)

--------------------------------------------------------------------------------


07/98        Sell   DEM   67,000,000    $36,966,309   $37,144,299     $(177,990)

11/98        Sell   DEM   45,000,000     25,300,076    25,137,558       162,518

                                        -----------   -----------      ---------

                                        $62,266,385   $62,281,857     $ (15,472)

                                        ===========   ===========      =========




--------------------------------------------------------------------------------



Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


COMMERCIAL PAPER -- 45.7%

CHEMICALS -- 4.2%

    Du Pont, (E.I.) de Nemours & Co.+

      5.53%, 07/22/98..................  $35,000  $ 34,887,096

                                                  ------------

FINANCIAL-BANK & TRUST -- 23.3%

    Bank of New York

      5.50%, 09/09/98..................   24,500    24,237,986

      5.49%, 09/21/98..................   13,500    13,331,183

    Barclays US Funding Corp.

      5.51%, 07/23/98..................   25,500    25,414,136

    Commerzbank USA Finance, Inc.

      5.53%, 07/23/98..................   27,500    27,407,065

    Generale Bank, Inc.

      5.50%, 09/03/98..................   20,000    19,804,444

    Halifax PLC

      5.48%, 09/21/98..................   15,000    14,812,767

    Suntrust Bank, Inc.

      5.50%, 08/26/98..................   20,000    19,828,889

      5.49%, 09/09/98..................   19,000    18,797,175

    U.S. Bancorp

      5.52%, 07/24/98..................   12,735    12,690,088

    Wachovia Bank NC

      5.52%, 08/12/98..................   15,500    15,400,180

                                                  ------------

                                                   191,723,913

                                                  ------------

FINANCIAL SERVICES -- 13.7%

    Caisse D'Amortissement

      de la Dette Sociale

      5.37%, 08/03/98..................   25,000    24,876,938

    Diageo Capital PLC+

      5.37%, 08/12/98..................   15,000    14,906,025

    Ford Motor Credit Corp.

      5.49%, 07/08/98..................   30,000    29,967,975

      5.47%, 07/10/98..................    5,000     4,993,163

    Province of Quebec

      5.48%, 12/30/98..................   19,500    18,959,763

      5.50%, 01/11/99..................   20,000    19,407,222

                                                  ------------

                                                   113,111,086

                                                  ------------

OIL & GAS -- 0.2%

    Koch Industries, Inc.

      6.30%, 07/01/98..................    1,803     1,803,000

                                                  ------------

PHARMACEUTICALS -- 4.3%

    Abbott Laboratories, Inc.

      5.50%, 07/22/98..................   35,000    34,887,708

                                                  ------------

TOTAL COMMERCIAL PAPER

  (COST $376,412,803)..................            376,412,803

                                                  ------------

CORPORATE OBLIGATIONS -- 26.7%

ELECTRONIC COMPONENTS & EQUIPMENT -- 3.0%

    General Electric Co.

      7.875%, 09/15/98.................   25,000    25,115,391

                                                  ------------






                                           PAR

                                          (000)      VALUE

                                          -----      -----


FINANCIAL-BANK & TRUST -- 23.7%

    Abbey National Treasury Services

      PLC [FRN]

      5.482%, 06/01/99.................  $35,000  $ 34,965,166

    American Express Centurion Bank

      [FRN]

      5.596%, 05/07/99.................   10,000    10,000,000

    Bank of Nova Scotia

      5.675%, 03/04/99.................   10,000     9,997,739

      5.516%, 06/07/99 [FRN]...........   30,000    29,977,979

    CoreStates Bank N.A. [FRN]

      5.597%, 05/14/99.................   30,000    30,000,000

    Key Bank N.A. [VR]

      5.74%, 07/31/98..................   25,000    24,998,597

    Old Kent Bank [VR]

      5.65%, 11/04/98..................   25,000    25,000,000

    Southtrust Bank N.A. [FRN]

      5.55%, 06/01/99..................   30,000    29,978,496

                                                  ------------

                                                   194,917,977

                                                  ------------

TOTAL CORPORATE OBLIGATIONS

  (COST $220,033,368)..................            220,033,368

                                                  ------------

CERTIFICATES OF DEPOSIT -- 21.5%

    Abbey National Treasury Services

      5.72%, 06/11/99..................    5,000     4,997,284

    Bank of America

      5.63%, 02/26/99..................    5,000     4,998,739

    Bank of Boston N.A.

      5.87%, 10/14/98..................   15,000    14,997,936

    Bankers Trust NY [VR]

      5.74%, 07/07/98..................    7,000     6,999,878

    Bayerische Vereinsbank NY

      5.75%, 05/07/99..................   15,000    14,991,613

    Commerzbank NY

      5.67%, 03/05/99..................   10,000     9,996,757

    Deutsche Bank NY

      5.73%, 04/15/99..................   15,000    14,994,332

    Harris Trust Bank

      5.55%, 08/11/98..................   20,000    20,000,000

      5.57%, 08/25/98..................   20,000    20,000,000

    NationsBank Corp.

      5.55%, 07/16/98..................   25,000    25,000,000

      5.60%, 09/04/98..................   10,000    10,000,000

    Rabobank Nederland NV NY

      5.78%, 05/05/99..................   10,000     9,996,590

    Societe Generale NY [VR]

      5.571%, 05/26/99.................   20,000    19,987,566

                                                  ------------

    (COST $176,960,695)................            176,960,695

                                                  ------------


AST MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.2%

    Greentree Steers Corp. [VR]

      5.686%, 11/15/98.................  $21,083  $ 21,078,724

    The Money Store [VR]

      5.682%, 11/15/98.................   21,831    21,830,363

                                                  ------------

    (COST $42,909,087).................             42,909,087

                                                  ------------

TOTAL INVESTMENTS -- 99.1% (COST

  $816,315,953)........................            816,315,953

OTHER ASSETS LESS

  LIABILITIES -- 0.9%..................              7,459,491

                                                  ------------

NET ASSETS -- 100.0%...................           $823,775,444

                                                  ============




--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of

Investments.



+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to

  6.0% of net assets.



See Notes to Financial Statements.

NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 91.8%

AEROSPACE -- 2.3%

    Boeing Co..........................   50,000   $  2,228,125

    Raytheon Co. Cl-A..................   47,600      2,742,950

                                                   ------------

                                                      4,971,075

                                                   ------------

AIRLINES -- 1.5%

    Continental Airlines, Inc. Cl-B*...   43,000      2,617,625

    Delta Air Lines, Inc...............    5,000        646,250

                                                   ------------

                                                      3,263,875

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 1.6%

    General Motors Corp. ..............   50,500      3,374,031

                                                   ------------

AUTOMOTIVE PARTS -- 2.5%

    Autozone, Inc.*....................   29,000        926,187

    Eaton Corp. .......................   28,500      2,215,875

    Goodyear Tire & Rubber Co. ........   33,000      2,126,437

                                                   ------------

                                                      5,268,499

                                                   ------------

BEVERAGES -- 1.4%

    Anheuser-Busch Companies, Inc......   64,500      3,043,594

                                                   ------------

BROADCASTING -- 1.5%

    Scripps, (E.W.) Co. Cl-A...........   58,500      3,206,531

                                                   ------------

BUILDING MATERIALS -- 0.8%

    USG Corp.*.........................   33,500      1,813,187

                                                   ------------

CHEMICALS -- 4.6%

    Cabot Corp. .......................   69,100      2,232,794

    Du Pont, (E.I.) de Nemours &

      Co. .............................   25,000      1,865,625

    Morton International, Inc. ........   58,500      1,462,500

    Praxair, Inc. .....................   92,000      4,306,750

                                                   ------------

                                                      9,867,669

                                                   ------------

CLOTHING & APPAREL -- 0.8%

    Unifi, Inc. .......................   50,000      1,712,500

                                                   ------------

COMPUTER HARDWARE -- 1.1%

    Quantum Corp.*.....................  117,600      2,440,200

                                                   ------------

CONGLOMERATES -- 2.9%

    Minnesota Mining & Manufacturing

      Co. .............................   32,100      2,638,219

    Philip Morris Companies, Inc. .....   53,000      2,086,875

    Tenneco, Inc. .....................   39,500      1,503,469

                                                   ------------

                                                      6,228,563

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 1.8%

    Raychem Corp. .....................   57,600      1,702,800

    UST, Inc. .........................   81,000      2,187,000

                                                   ------------

                                                      3,889,800

                                                   ------------

CONTAINERS & PACKAGING -- 2.5%

    Crown Cork & Seal Co., Inc. .......   72,400      3,439,000

    Owens-Illinois, Inc.*..............   43,000      1,924,250

                                                   ------------

                                                      5,363,250

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%

    Teradyne, Inc.*....................   77,300      2,067,775

    Texas Instruments, Inc. ...........   47,500      2,769,844

                                                   ------------

                                                      4,837,619

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


ENTERTAINMENT & LEISURE -- 0.8%

    Mirage Resorts, Inc.*..............   85,000   $  1,811,562

                                                   ------------

ENVIRONMENTAL SERVICES -- 1.4%

    Millipore Corp. ...................   26,200        713,950

    Waste Management, Inc. ............   67,200      2,352,000

                                                   ------------

                                                      3,065,950

                                                   ------------

FINANCIAL-BANK & TRUST -- 7.7%

    Banc One Corp. ....................   75,800      4,230,587

    Chase Manhattan Corp. .............   55,000      4,152,500

    Citicorp...........................   24,700      3,686,475

    Countrywide Credit Industries,

      Inc. ............................   88,300      4,481,225

                                                   ------------

                                                     16,550,787

                                                   ------------

FINANCIAL SERVICES -- 3.3%

    Nationwide Financial Services,

      Inc. ............................   54,500      2,779,500

    SLM Holding Corp...................   89,000      4,361,000

                                                   ------------

                                                      7,140,500

                                                   ------------

FOOD -- 1.8%

    ConAgra, Inc. .....................   67,400      2,135,737

    Nabisco Holdings Corp. Cl-A........   46,600      1,680,512

                                                   ------------

                                                      3,816,249

                                                   ------------

HEALTHCARE SERVICES -- 1.3%

    Wellpoint Health Networks, Inc.*...   39,000      2,886,000

                                                   ------------

HOTELS & MOTELS -- 3.2%

    Host Marriott Corp.*...............  205,500      3,660,469

    Starwood Hotels & Resorts [REIT]...   65,000      3,140,312

                                                   ------------

                                                      6,800,781

                                                   ------------

INSURANCE -- 11.4%

    Ace, Ltd. .........................   49,200      1,918,800

    Aetna, Inc. .......................   43,900      3,341,887

    Allstate Corp. ....................   38,600      3,534,312

    AON Corp. .........................   24,700      1,735,175

    CIGNA Corp. .......................   55,300      3,815,700

    EXEL Ltd. .........................   59,600      4,637,625

    St. Paul Companies, Inc. ..........   70,000      2,944,375

    Travelers Group, Inc. .............   45,000      2,728,125

                                                   ------------

                                                     24,655,999

                                                   ------------

MACHINERY & EQUIPMENT -- 1.9%

    Alstom SA [ADR]*...................   85,000      2,767,813

    McDermott International, Inc. .....   40,200      1,384,388

                                                   ------------

                                                      4,152,201

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 1.1%

    Baxter International, Inc. ........   43,600      2,346,225

                                                   ------------

METALS & MINING -- 1.0%

    AK Steel Holding Corp. ............  118,400      2,116,400

    Nucor Corp. .......................    1,900         87,400

                                                   ------------

                                                      2,203,800

                                                   ------------


NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


OIL & GAS -- 3.2%

    Chevron Corp. .....................   25,500   $  2,118,094

    Noble Affiliates, Inc. ............   47,000      1,786,000

    Unocal Corp. ......................   71,000      2,538,250

    YPF SA [ADR].......................   14,000        420,875

                                                   ------------

                                                      6,863,219

                                                   ------------

PAPER & FOREST PRODUCTS -- 3.3%

    Kimberly-Clark Corp. ..............   61,500      2,821,313

    Mead Corp. ........................   48,000      1,524,000

    Union Camp Corp. ..................   19,900        987,538

    Weyerhaeuser Co. ..................   38,000      1,755,125

                                                   ------------

                                                      7,087,976

                                                   ------------

PHARMACEUTICALS -- 1.8%

    Biogen, Inc.*......................   77,500      3,797,500

                                                   ------------

REAL ESTATE -- 1.7%

    Catellus Development Corp.*........   86,000      1,521,125

    Indymac Mortgage Holdings, Inc.

      [REIT]...........................   93,000      2,115,750

                                                   ------------

                                                      3,636,875

                                                   ------------

RESTAURANTS -- 2.2%

    McDonald's Corp. ..................   30,000      2,070,000

    Tricon Global Restaurants, Inc.*...   82,000      2,598,375

                                                   ------------

                                                      4,668,375

                                                   ------------

RETAIL & MERCHANDISING -- 4.3%

    Consolidated Stores Corp.*.........   63,500      2,301,875

    Harcourt General, Inc. ............   52,500      3,123,750

    Sears, Roebuck & Co. ..............   62,500      3,816,406

                                                   ------------

                                                      9,242,031

                                                   ------------

SEMICONDUCTORS -- 2.5%

    KLA-Tencor Corp.*..................   42,800      1,185,025

    Micron Technology, Inc.*...........   41,100      1,019,794

    Motorola, Inc. ....................   35,900      1,886,994

    National Semiconductor Corp.*......  100,000      1,318,750

                                                   ------------

                                                      5,410,563

                                                   ------------

TELECOMMUNICATIONS -- 2.7%

    MCI Communications Corp. ..........   30,000      1,743,750

    SBC Communications, Inc. ..........   25,000      1,000,000

    WorldCom, Inc.*....................   64,000      3,100,000

                                                   ------------

                                                      5,843,750

                                                   ------------

TRANSPORTATION -- 1.4%

    FDX Corp.*.........................   46,400      2,911,600

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


UTILITIES -- 6.3%

    Edison International Co. ..........   95,000   $  2,808,438

    Enron Corp. .......................   27,500      1,486,719

    Illinova Corp. ....................   43,000      1,290,000

    Niagara Mohawk Power Corp.*........   97,100      1,450,431

    PG&E Corp. ........................   83,400      2,632,313

    Unicom Corp. ......................  109,300      3,832,331

                                                   ------------

                                                     13,500,232

                                                   ------------

TOTAL COMMON STOCK

  (COST $204,016,856)..................             197,672,568

                                                   ------------






                                          PAR

                                         (000)

                                         -----


COMMERCIAL PAPER -- 6.9%

    American Express Credit Corp.

      5.75%, 07/06/98..................  $2,000     1,998,403

    Bell Atlantic Network Funding, Inc.

      5.56%, 07/28/98..................   2,000     1,991,660

    Eksportfinans ASA Corp.

      5.80%, 07/06/98..................   3,000     2,997,583

    Ford Motor Credit Co.

      5.46%, 07/15/98..................   2,000     2,000,000

    Goldman, Sachs & Co.

      5.60%, 07/02/98..................   2,500     2,499,611

    Koch Industries, Inc.+

      5.60%, 07/01/98..................   2,500     2,500,000

    Met Life Funding Corp. 5.53%,

      07/10/98.........................   1,000       998,618

                                                  -----------

    (COST $14,985,875).................            14,985,875

                                                  -----------






                                        SHARES

                                        ------

                                         -----


SHORT-TERM INVESTMENTS -- 1.6%

    Temporary Investment Cash Fund...  1,688,658      1,688,658

    Temporary Investment Fund........  1,688,657      1,688,657

                                                   ------------

    (COST $3,377,315)................                 3,377,315

                                                   ------------

TOTAL INVESTMENTS -- 100.3%

  (COST $222,380,046)................               216,035,758

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (0.3%)...................                  (669,741)

                                                   ------------

NET ASSETS -- 100.0%.................              $215,366,017

                                                   ============




--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to

  1.2% of net assets.



See Notes to Financial Statements.

AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 53.8%

ADVERTISING -- 0.2%

    Omnicom Group, Inc. ...............   12,400   $    618,450

                                                   ------------

AEROSPACE -- 0.4%

    Boeing Co. ........................   33,330      1,485,268

                                                   ------------

AIRLINES -- 0.3%

    UAL Corp.*.........................   13,800      1,076,400

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 0.5%

    Ford Motor Co. ....................   31,365      1,850,535

                                                   ------------

AUTOMOTIVE PARTS -- 1.7%

    Dana Corp. ........................   33,920      1,814,720

    Eaton Corp. .......................   16,445      1,278,599

    Goodyear Tire & Rubber Co. ........   33,913      2,185,269

    Lear Corp.*........................   26,960      1,383,385

                                                   ------------

                                                      6,661,973

                                                   ------------

BEVERAGES -- 0.6%

    Coca-Cola Enterprises, Inc. .......   14,100        553,425

    Coca-Cola Femsa SA [ADR]...........    1,200         20,850

    PepsiCo, Inc. .....................   42,545      1,752,322

                                                   ------------

                                                      2,326,597

                                                   ------------

BROADCASTING -- 0.4%

    Chancellor Media Corp.*............   12,850        638,083

    Clear Channel Communications,

      Inc.*............................    4,200        458,325

    Grupo Televisa SA [GDR]*...........      538         20,242

    Sinclair Broadcasting Group, Inc.

      Cl-A*............................   14,800        425,500

                                                   ------------

                                                      1,542,150

                                                   ------------

BUSINESS SERVICES -- 0.2%

    Accustaff, Inc.*...................   13,200        411,262

    Robert Half International, Inc.*...    8,300        463,762

                                                   ------------

                                                        875,024

                                                   ------------

CHEMICALS -- 1.2%

    Du Pont, (E.I.) de Nemours &

      Co. .............................   32,590      2,432,029

    Eastman Chemical Co. ..............   21,277      1,324,493

    Witco Corp. .......................   35,963      1,051,918

                                                   ------------

                                                      4,808,440

                                                   ------------

CLOTHING & APPAREL -- 0.6%

    Abercrombie & Fitch Co. Cl-A*......    8,200        360,800

    Cintas Corp. ......................    8,400        428,400

    Jones Apparel Group, Inc.*.........   13,400        489,937

    Tommy Hilfiger, Corp.*.............    7,900        493,750

    WestPoint Stevens, Inc.*...........   14,100        465,300

                                                   ------------

                                                      2,238,187

                                                   ------------

COMPUTER HARDWARE -- 1.5%

    Hewlett-Packard Co. ...............   30,425      1,821,697

    International Business Machines

      Corp. ...........................   26,236      3,012,221

    Seagate Technology, Inc.*..........   56,600      1,347,787

                                                   ------------

                                                      6,181,705

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 2.2%

    America Online, Inc.*..............    8,500        901,000

    Aspect Development, Inc.*..........    3,400        257,125

    BMC Software, Inc.*................   14,000        727,125

    Cadence Design Systems, Inc.*......   15,800        493,750






                                         SHARES       VALUE

                                         ------       -----


    Computer Associates International,

      Inc. ............................   23,530   $  1,307,386

    Compuware Corp.*...................    9,700        495,912

    Comverse Technology, Inc.*.........    7,600        394,250

    Fiserv, Inc.*......................   10,200        433,181

    Ingram Micro, Inc. Cl-A*...........    5,200        230,100

    Intuit, Inc.*......................    8,200        502,250

    Knology Holdings, Inc. Warrants

      144A*............................       45              0

    Lycos, Inc.*.......................    2,500        188,437

    NCR Corp.*.........................   33,965      1,103,862

    PeopleSoft, Inc.*..................   11,100        521,700

    Sterling Commerce, Inc.*...........    9,000        436,500

    VERITAS Software Corp.*............   15,350        635,106

    Yahoo! Inc.*.......................    1,000        157,500

                                                   ------------

                                                      8,785,184

                                                   ------------

CONGLOMERATES -- 0.9%

    Minnesota Mining & Manufacturing

      Co. .............................   19,643      1,614,409

    Philip Morris Companies, Inc. .....   55,202      2,173,579

                                                   ------------

                                                      3,787,988

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 2.6%

    Apollo Group, Inc. Cl-A*...........   12,000        396,750

    Clorox Co..........................   14,355      1,369,108

    Colgate-Palmolive Co...............   19,140      1,684,320

    Eastman Kodak Co. .................   25,140      1,836,791

    Estee Lauder Companies, Inc.

      Cl-A.............................    5,600        390,250

    Hasbro, Inc. ......................   38,810      1,525,718

    Hedstrom Holdings, Inc. 144A*......      303            379

    Mohawk Industries, Inc.*...........   13,000        411,937

    Rexall Sundown, Inc.*..............   14,700        518,175

    Twinlab Corp.*.....................    5,500        240,281

    Whitman Corp. .....................   86,691      1,988,475

                                                   ------------

                                                     10,362,184

                                                   ------------

CONTAINERS & PACKAGING -- 0.6%

    Owens-Illinois, Inc.*..............   53,355      2,387,636

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 1.6%

    Cellnet Data Systems Warrants*.....       95          5,320

    Emerson Electric Co. ..............   23,870      1,441,151

    FORE Systems, Inc. ................   15,900        421,350

    STMicroelectronics NV*.............    2,978        208,088

    Texas Instruments, Inc.............   71,395      4,163,221

                                                   ------------

                                                      6,239,130

                                                   ------------

ENTERTAINMENT & LEISURE -- 0.5%

    Epic Resorts.......................   10,000         10,000

    Royal Caribbean Cruises Ltd. ......    5,000        397,500

    Viacom, Inc. Cl-B*.................   24,650      1,435,862

                                                   ------------

                                                      1,843,362

                                                   ------------

FINANCIAL-BANK & TRUST -- 6.1%

    BankBoston Corp. ..................   33,240      1,848,975

    Bankers Trust Corp. ...............   12,387      1,437,666

    Chase Manhattan Corp. .............    2,900        218,950

    Citicorp...........................   20,490      3,058,132

    Crestar Financial Corp. ...........   17,180        937,384


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    First Chicago NBD Corp.............   22,845   $  2,024,638

    Firstar Corp. .....................   15,230        578,740

    Fleet Financial Group, Inc. .......   12,785      1,067,547

    GreenPoint Financial Corp. ........    9,800        368,725

    Hibernia Corp. Cl-A................   18,445        372,358

    Keycorp............................   36,480      1,299,600

    Mercantile Bancorporation, Inc. ...   15,380        774,767

    Morgan, (J.P.) & Co., Inc. ........   13,274      1,554,717

    National City Corp. ...............   20,885      1,482,835

    Northern Trust Corp. ..............    6,800        518,500

    PNC Bank Corp. ....................   32,598      1,754,180

    Southtrust Corp. ..................   10,400        452,400

    Star Banc Corp. ...................    6,900        440,737

    State Street Boston Corp. .........    7,500        521,250

    Summit Bancorp.....................   21,325      1,012,937

    Union Planters Corp. ..............   14,885        875,424

    Wells Fargo & Co. .................    5,410      1,996,290

                                                   ------------

                                                     24,596,752

                                                   ------------

FINANCIAL SERVICES -- 2.2%

    Ahmanson, (H.F.) & Co. ............    1,780        126,380

    American Express Co. ..............   10,975      1,251,150

    Capital One Financial Corp. .......    3,700        459,494

    Esat Holdings Ltd. Warrants*.......       35              0

    Fannie Mae.........................   25,360      1,540,620

    FINOVA Group, Inc. ................   10,400        588,900

    Lehman Brothers Holdings, Inc. ....    5,900        457,619

    Merrill Lynch & Co., Inc. .........   14,745      1,360,226

    Paine Webber Group, Inc. ..........   10,100        433,037

    Providian Financial Corp. .........    7,700        604,931

    Schwab, (Charles) Corp. ...........   12,000        390,000

    SunAmerica, Inc. ..................    9,400        539,912

    Washington Mutual, Inc. ...........   26,842      1,165,949

                                                   ------------

                                                      8,918,218

                                                   ------------

FOOD -- 2.0%

    Dominick's Supermarkets, Inc.*.....    8,800        392,150

    General Mills, Inc. ...............   20,176      1,379,534

    Heinz, (H.J.) Co. .................   38,630      2,168,109

    International Home Foods, Inc.*....   17,600        400,400

    Quaker Oats Co. ...................   33,680      1,850,295

    Sara Lee Corp. ....................   26,360      1,474,512

    Suiza Foods Corp.*.................    7,543        450,223

                                                   ------------

                                                      8,115,223

                                                   ------------

HEALTHCARE SERVICES -- 0.5%

    Health Care & Retirement Corp.*....    7,800        307,612

    Health Management Associates, Inc.

      Cl-A*............................   15,550        519,953

    Healthsouth Corp.*.................    7,200        192,150

    Omnicare, Inc. ....................   13,300        507,062

    Quintiles Transnational Corp.*.....    8,900        437,769

                                                   ------------

                                                      1,964,546

                                                   ------------

HOTELS & MOTELS -- 0.3%

    Epic Resorts Warrants*.............       10              0

    Starwood Hotels & Resorts [REIT]...   26,816      1,295,548

                                                   ------------

                                                      1,295,548

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


INDUSTRIAL PRODUCTS -- 0.0%

    Orbital Imaging Corp. Warrants

      144A*............................       20   $        900

                                                   ------------

INSURANCE -- 3.1%

    Allstate Corp. ....................   18,510      1,694,822

    American General Corp. ............   28,591      2,035,322

    AON Corp. .........................   35,051      2,462,333

    CIGNA Corp. .......................   27,546      1,900,674

    Hartford Life, Inc. Cl-A*..........    7,700        438,419

    PMI Group, Inc. ...................    5,200        381,550

    Reliastar Financial Corp. .........    9,400        451,200

    The Equitable Companies, Inc. .....   20,800      1,558,700

    Travelers Group, Inc. .............   23,775      1,441,359

                                                   ------------

                                                     12,364,379

                                                   ------------

MACHINERY & EQUIPMENT -- 1.7%

    Caterpillar, Inc. .................    8,180        432,517

    Cooper Cameron Corp.*..............   23,005      1,173,255

    Cooper Industries, Inc. ...........   31,775      1,745,639

    Danaher Corp. .....................   11,800        432,912

    Deere & Co. .......................   27,265      1,441,637

    Ingersoll-Rand Co. ................   38,485      1,695,745

                                                   ------------

                                                      6,921,705

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 1.4%

    Baxter International, Inc. ........   43,376      2,334,171

    Johnson & Johnson Co. .............   22,990      1,695,512

    Manor Care, Inc. ..................    1,800         69,187

    Schein, (Henry), Inc.*.............   10,200        470,475

    Sofamor Danek Group, Inc.*.........    4,800        415,500

    STERIS Corp.*......................    7,000        445,156

    Urohealth System, Inc. Warrants

      144A*............................       20              0

                                                   ------------

                                                      5,430,001

                                                   ------------

OFFICE EQUIPMENT -- 1.7%

    Herman Miller, Inc. ...............   16,800        408,450

    HON INDUSTRIES, Inc. ..............    7,800        265,200

    Office Depot, Inc.*................   15,700        495,531

    Pitney Bowes, Inc. ................   30,465      1,466,128

    Xerox Corp. .......................   43,006      4,370,485

                                                   ------------

                                                      7,005,794

                                                   ------------

OIL & GAS -- 4.4%

    Amoco Corp. .......................   43,544      1,812,519

    Atlantic Richfield Co. ............   20,670      1,614,844

    British Petroleum Co. PLC [ADR]....   25,967      2,291,575

    Coastal Corp. .....................   20,775      1,450,355

    Exxon Corp. .......................   30,731      2,191,504

    Global Industries Ltd.*............   14,900        251,437

    Kerr-McGee Corp. ..................   32,530      1,882,674

    Mobil Corp. .......................   21,666      1,660,157

    Societe Nationale Elf Aquitaine SA

      [ADR]............................   25,690      1,823,990

    Sonat, Inc. .......................   30,400      1,174,200

    Tosco Corp. .......................   43,630      1,281,631

                                                   ------------

                                                     17,434,886

                                                   ------------


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--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


PAPER & FOREST PRODUCTS -- 0.9%

    Boise Cascade Corp. ...............   40,665   $  1,331,779

    International Paper Co. ...........   21,825        938,475

    Kimberly-Clark Corp. ..............   32,857      1,507,315

                                                   ------------

                                                      3,777,569

                                                   ------------

PHARMACEUTICALS -- 4.0%

    American Home Products Corp. ......   59,281      3,067,792

    Bristol-Meyers Squibb Co. .........   29,537      3,394,909

    Centocor, Inc.*....................   12,000        435,000

    Elan Corp. PLC [ADR]*..............    6,700        430,894

    ICN Pharmaceuticals, Inc. .........    9,600        438,600

    Incyte Pharmaceuticals, Inc. ......    9,100        310,537

    McKesson Corp. ....................    6,100        495,625

    Merck & Co., Inc. .................   25,135      3,361,806

    Pharmacia & Upjohn, Inc. ..........   84,497      3,897,424

    Watson Pharmaceuticals, Inc.*......    5,200        242,775

                                                   ------------

                                                     16,075,362

                                                   ------------

PRINTING & PUBLISHING -- 0.9%

    Belo, (A.H.) Corp. Cl-A............   14,300        348,562

    McGraw-Hill Co., Inc. .............   17,295      1,410,623

    Times Mirror Co. Cl-A..............   27,345      1,719,317

                                                   ------------

                                                      3,478,502

                                                   ------------

REAL ESTATE -- 0.0%

    Equity Office Property Trust

      Warrants 144A*...................      530          4,637

                                                   ------------

RESTAURANTS -- 0.6%

    AmeriKing, Inc.*...................       25          1,300

    CKE Restaurants, Inc. .............   10,310        425,287

    McDonald's Corp. ..................   29,995      2,069,655

                                                   ------------

                                                      2,496,242

                                                   ------------

RETAIL & MERCHANDISING -- 2.8%

    Bed, Bath & Beyond, Inc.*..........    8,400        435,225

    Borders Group, Inc.*...............   14,100        521,700

    Costco Companies, Inc.*............   12,700        800,894

    Family Dollar Stores, Inc. ........   34,200        632,700

    Kmart Corp.*.......................   87,910      1,692,267

    Kohls Corp.*.......................   11,800        612,125

    Linens 'n Things, Inc.*............   14,000        427,875

    Meyer, (Fred), Inc.*...............   11,200        476,000

    Payless Shoesource, Inc.*..........    5,700        420,019

    Penney, (J.C.) Co., Inc. ..........   23,295      1,684,520

    Pier 1 Imports, Inc. ..............   21,850        521,669

    Sears, Roebuck & Co. ..............   21,135      1,290,556

    TJX Companies, Inc. ...............   25,200        607,950

    Toys 'R' Us, Inc.*.................   48,930      1,152,913

                                                   ------------

                                                     11,276,413

                                                   ------------

TELECOMMUNICATIONS -- 4.2%

    Advanced Fibre Communications,

      Inc.*............................    9,500        380,594

    Allegiance Telecom, Inc. ..........       40            100

    Ameritech Corp. ...................   38,100      1,709,737

    Ascend Communications, Inc.*.......    6,400        317,200

    AT&T Corp. ........................   40,495      2,313,277

    Cellular Communications

      International, Inc.*.............    6,250        311,719






                                         SHARES       VALUE

                                         ------       -----


    Globalstar Telecommunications

      Warrants 144A*...................       45   $        489

    GTE Corp. .........................   29,745      1,654,566

    Intercel, Inc. Warrants 144A*......      640          6,080

    McCaw International Ltd.

      Warrants*........................       10              0

    MediaOne Group, Inc.*..............   46,585      2,046,828

    Nextel Communications, Inc.

      Cl-A*............................      503         12,512

    SBC Communications, Inc. ..........   53,218      2,128,720

    Sprint Corp. ......................   25,476      1,796,058

    TCA Cable TV, Inc. ................    6,700        402,000

    Tele-Communications Liberty Media,

      Inc. Cl-A........................    9,500        368,719

    Tele-Communications TCI Ventures

      Group Cl-A.......................   29,500        591,844

    Telefonos de Mexico SA Cl-L

      [ADR]............................    1,313         63,106

    Tellabs, Inc.*.....................    8,000        573,000

    U. S. West, Inc....................   38,006      1,786,282

    UIH Australia Warrants*............       50              0

    Williams Companies, Inc. ..........   12,100        408,375

                                                   ------------

                                                     16,871,206

                                                   ------------

TRANSPORTATION -- 0.1%

    Expeditors International of

      Washington, Inc. ................    6,300        277,200

                                                   ------------

UTILITIES -- 0.9%

    Duke Energy Corp. .................   24,310      1,440,367

    Texas Utilities Co. ...............   55,065      2,292,081

                                                   ------------

                                                      3,732,448

                                                   ------------

TOTAL COMMON STOCK

  (COST $187,129,434)..................             215,107,744

                                                   ------------

PREFERRED STOCK -- 0.1%

BROADCASTING -- 0.0%

    Capstar Broadcasting 12.00%

      [PIK]............................      212         25,016

    Citadel Broadcasting Co. 13.25%

      [PIK]............................      213         25,134

    Echostar Communications Corp. Cl-B

      12.125% [PIK]....................      106         11,863

    Paxson Communications Private

      Placement 13.25% [PIK] 144A......        3         30,000

                                                   ------------

                                                         92,013

                                                   ------------

ENTERTAINMENT & LEISURE -- 0.1%

    Colorado Gaming & Entertainment

      Corp. 12.00% [PIK]...............    1,587        172,983

                                                   ------------

INDUSTRIAL PRODUCTS -- 0.0%

    Anvil Holding, Inc. 13.00% [PIK]...       13            325

    Chesapeake Energy Corp. 7.00%

      144A.............................      105          4,449

                                                   ------------

                                                          4,774

                                                   ------------

RESTAURANTS -- 0.0%

    AmeriKing, Inc. 13.00%.............    1,208         31,408

                                                   ------------

SEMICONDUCTORS -- 0.0%

    Fairchild Semiconductor Corp. Sr.

      Sub. Notes 10.125% [PIK] 144A....      281         32,123

                                                   ------------


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


TELECOMMUNICATIONS -- 0.0%

    Cablevision Systems Corp. Cl-M

      11.125% [PIK]....................      354   $     40,975

    NEXTLINK Communications, Inc.

      14.00% [PIK].....................      454         26,672

    Winstar Communications, Inc.

      14.25% [PIK].....................      300         35,775

                                                   ------------

                                                        103,422

                                                   ------------

UTILITIES -- 0.0%

    El Paso Electric Co. 11.40%

      [PIK]............................       12          1,326

    Public Service Co. of New Hampshire

      Cl-A 10.60%......................    1,058         27,772

                                                   ------------

                                                         29,098

                                                   ------------

TOTAL PREFERRED STOCK (COST

  $384,881)............................                 465,821

                                                   ------------

FOREIGN STOCK -- 4.9%

AIRLINES -- 0.1%

    British Airways PLC -- (GBP).......   20,429        221,048

    Deutsche Lufthansa AG -- (DEM).....    5,961        149,600

                                                   ------------

                                                        370,648

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 0.2%

    Bayerische Motoren Werke

      AG -- (DEM)......................      203        204,796

    Bayerische Motoren Werke AG

      (New) -- (DEM)*..................       62         61,258

    Honda Motor Co. Ltd. -- (JPY)......    3,000        106,784

    Renault SA -- (FRF)*...............    1,617         91,975

    Volkswagen AG -- (DEM).............      187        179,745

    Volvo AB Cl-B -- (SEK).............    3,788        112,809

                                                   ------------

                                                        757,367

                                                   ------------

AUTOMOTIVE PARTS -- 0.1%

    Bridgestone Corp. -- (JPY).........    4,000         94,535

    Michelin C.G.D.E. Cl-B -- (FRF)....    5,135        296,412

                                                   ------------

                                                        390,947

                                                   ------------

BEVERAGES -- 0.1%

    Bass PLC -- (GBP)..................   14,890        279,004

                                                   ------------

BUILDING MATERIALS -- 0.1%

    Cimpor-Cimentos de Portugal SA --

      (PTE)............................    1,519         53,369

    CRH PLC -- (IEP)...................   22,386        317,556

    Lafarge SA -- (FRF)................      613         63,368

                                                   ------------

                                                        434,293

                                                   ------------

CHEMICALS -- 0.2%

    AKZO Nobel NV -- (NLG).............    1,495        332,333

    Bayer AG -- (DEM)..................    4,795        247,317

                                                   ------------

                                                        579,650

                                                   ------------

CLOTHING & APPAREL -- 0.0%

    Onward Kashiyama Co.

      Ltd. -- (JPY)....................    4,000         50,005

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


CONGLOMERATES -- 0.3%

    B.A.T. Industries PLC -- (GBP).....   28,162   $    281,930

    BTR PLC -- (GBP)...................   47,407        134,468

    Securicor PLC -- (GBP).............   18,494        151,509

    Smith Industries PLC -- (GBP)......    9,971        138,084

    Tomkins PLC -- (GBP)...............   44,307        240,445

    Vivendi -- (FRF)...................    1,877        400,793

                                                   ------------

                                                      1,347,229

                                                   ------------

CONSTRUCTION -- 0.0%

    Cemex SA de CV -- (MXP)............    4,900         18,322

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 0.2%

    Bombardier, Inc. Cl-B -- (CAD).....    5,819        158,282

    Cookson Group PLC -- (GBP).........   14,929         51,313

    Fuji Photo Film Co. -- (JPY).......    4,000        139,208

    Granada Group PLC -- (GBP).........    7,900        145,520

    Kao Corp. -- (JPY).................   12,000        185,034

    Shiseido Co. Ltd. -- (JPY).........    5,000         56,778

                                                   ------------

                                                        736,135

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%

    Omron Corp. -- (JPY)...............    9,000        137,479

    Premier Farnell PLC -- (GBP).......    3,151         16,035

    Rohm Co. -- (JPY)..................    1,000        102,677

    Royal Philips Electronics NV --

      (NLG)............................    3,439        289,088

    Siebe PLC -- (GBP).................    6,182        123,673

    Sony Corp. -- (JPY)................    2,600        223,871

    Tokyo Electron Ltd. -- (JPY).......    3,000         91,869

                                                   ------------

                                                        984,692

                                                   ------------

ENERGY SERVICES -- 0.1%

    Iberdrola SA -- (ESP)..............    6,100         99,216

    VA Technologie AG -- (ATS).........      964        119,940

                                                   ------------

                                                        219,156

                                                   ------------

FINANCIAL-BANK & TRUST -- 0.9%

    ABN AMRO Holding NV -- (NLG).......   11,062        258,847

    Allied Irish Banks PLC -- (IEP)....   23,832        344,052

    Banco Comercial Portugues SA --

      (PTE)............................      714         20,274

    Bank of Nova Scotia -- (CAD).......   11,158        276,192

    Banque Nationale de Paris

       -- (FRF)........................    4,616        377,157

    Commonwealth Bank of Australia --

      (AUD)............................    7,932         92,540

    Credit Commercial de

      France -- (FRF)..................      824         69,370

    Dao Heng Bank Group

      Ltd. -- (HKD)....................    9,500         13,486

    Deutsche Bank AG -- (DEM)..........    4,078        345,325

    Developmental Bank of Singapore

      Ltd. Cl-F -- (SGD)...............   21,400        118,433

    HSBC Holdings PLC -- (HKD).........   11,392        278,604

    ING Groep NV -- (NLG)..............    5,823        381,288

    Julius Baer Holdings AG Cl-B --

      (CHF)............................       76        237,749

    National Westminster Bank PLC --

      (GBP)............................    8,600        153,679

    Royal Bank of Canada -- (CAD)......    2,316        139,381

    Svenska Handlesbanken Cl-A --

      (SEK)............................    2,842        131,855


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    UBS AG -- (CHF)*...................    1,225   $    455,495

    United Overseas Bank

      Ltd. -- (SGD)....................    5,000         15,537

                                                   ------------

                                                      3,709,264

                                                   ------------

FINANCIAL SERVICES -- 0.3%

    Acom Co. Ltd. -- (JPY).............    1,000         47,484

    Bank of Ireland PLC -- (IEP).......   15,971        326,357

    Bayerische Vereinsbank AG --

      (DEM)............................    1,200        102,048

    ForeningsSparbanken AB -- (SEK)....    1,910         57,480

    Gucco Group Ltd. -- (HKD)..........    7,000          7,363

    Nikko Securities Co.

      Ltd. -- (JPY)....................   45,000        186,439

    Nordbanken Holding Co. AB --

      (SEK)*...........................    9,551         70,061

    Promise Co. Ltd. -- (JPY)..........    2,400         98,743

    Skandinaviska Enskilda Banken --

      (SEK)............................    4,140         70,861

    Societe Generale -- (FRF)..........    1,467        304,997

    Unidanmark AS Cl-A -- (DKK)........      803         72,161

                                                   ------------

                                                      1,343,994

                                                   ------------

FOOD -- 0.2%

    Greencore Group PLC -- (IEP).......   29,774        161,966

    Nestle SA -- (CHF).................      288        616,325

                                                   ------------

                                                        778,291

                                                   ------------

INSURANCE -- 0.2%

    Allianz AG -- (DEM)................      321        105,813

    Allianz AG (New) -- (DEM)*.........       13          4,249

    Allianz-BCVG AGF Assurance

      Warrants -- (FRF)................      789          4,587

    Assurances Generales de France --

      (FRF)*...........................    2,001        113,222

    Muenchener Rueckversicherung AG --

      (DEM)............................      127         62,971

    Muenchener Reuckversicherungs-

      Gesellschaft AG -- (DEM).........      100         49,279

    QBE Insurance Group

      Ltd. -- (AUD)....................    2,788          9,841

    Royal & Sun Alliance Insurance

      Group PLC  -- (GBP)..............   17,260        178,406

    Zurich

      Versicherungs-Gesellschaft --

      (CHF)............................      239        152,525

                                                   ------------

                                                        680,893

                                                   ------------

MACHINERY & EQUIPMENT -- 0.1%

    Mannesmann AG -- (DEM).............    3,700        376,451

    Rieter Holdings AG -- (CHF)*.......       47         32,535

    Sandvik AB Cl-B -- (SEK)...........    2,698         74,090

                                                   ------------

                                                        483,076

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 0.1%

    Glaxo Wellcome PLC -- (GBP)........    6,424        192,825

    Novartis AG -- (CHF)...............      160        266,243

    Sankyo Co. Ltd. -- (JPY)...........    6,000        136,614

                                                   ------------

                                                        595,682

                                                   ------------

METALS & MINING -- 0.0%

    Rio Tinto PLC -- (GBP).............   14,307        161,131

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


OFFICE EQUIPMENT -- 0.1%

    Canon, Inc. -- (JPY)...............    5,000   $    113,485

    Ricoh Co. Ltd. -- (JPY)............    9,000         94,744

                                                   ------------

                                                        208,229

                                                   ------------

OIL & GAS -- 0.3%

    British Petroleum Co.

      PLC -- (GBP).....................   16,075        234,417

    Burmah Castrol PLC -- (GBP)........   12,617        225,882

    Ente Nazionale Idrocarburi SPA --

      (ITL)............................   30,555        200,256

    Societe Nationale Elf Aquitaine

      SA -- (FRF)......................    2,244        315,480

    Total SA Cl-B -- (FRF).............    2,564        333,327

                                                   ------------

                                                      1,309,362

                                                   ------------

PAPER & FOREST PRODUCTS -- 0.1%

    Svenska Cellulosa AB

      Cl-B -- (SEK)....................    7,356        190,473

                                                   ------------

PERSONAL SERVICES -- 0.0%

    Vedior NV -- (NLG).................    2,921         82,564

                                                   ------------

PHARMACEUTICALS -- 0.1%

    Pharmacia & Upjohn,

      Inc. -- (SEK)....................    4,544        209,111

                                                   ------------

PRINTING & PUBLISHING -- 0.0%

    Dai Nippon Printing Co. Ltd. --

      (JPY)............................    9,000        143,639

                                                   ------------

REAL ESTATE -- 0.0%

    Fastighets AB Balder -- (SEK)*.....    1,879          1,885

                                                   ------------

RETAIL & MERCHANDISING -- 0.1%

    Dixons Group PLC -- (GBP)..........   12,424        100,434

    Vendex NV -- (NLG)*................    2,960        111,315

                                                   ------------

                                                        211,749

                                                   ------------

SEMICONDUCTORS -- 0.0%

    Fujitsu Ltd. -- (JPY)..............   17,000        178,838

                                                   ------------

TELECOMMUNICATIONS -- 0.6%

    Alcatel Alsthom -- (FRF)...........      500        101,802

    Deutsche Telekom AG -- (DEM).......    5,302        143,049

    Ericsson, (L.M.) Telephone Co.

      Cl-B -- (SEK)....................    7,518        219,650

    Hellenic Telecommunication

      Organization SA -- (GRD).........    5,198        133,250

    KPN NV -- (NLG)....................    1,168         44,958

    Nokia Oyj Cl-A -- (FIM)............    4,036        296,825

    Northern Telecom Ltd. -- (CAD).....    4,318        244,890

    Telecom Corp. of New Zealand --

      (NZD)............................   23,000         49,189

    Telecom Corp. of New Zealand

      Ltd. -- (NZD)....................    8,700         35,857

    Telecom Italia SPA -- (ITL)........   43,329        318,956

    Telecomunicacoes Brasileiras SA --

      (BRC)............................      800         88,189

    Telecomunicacoes de Sao Paulo SA --

      (BRC)............................      324         77,316

    Telecomunicacoes de Sao Paulo SA

      Rights -- (BRC)*.................       15              1

    Telefonica SA -- (ESP).............    7,714        357,256


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Telesp Celular SA Pfd. Cl-B --

      (BRC)*...........................      324   $     27,173

    Vodafone Group PLC -- (GBP)........   17,220        218,648

                                                   ------------

                                                      2,357,009

                                                   ------------

TRANSPORTATION -- 0.0%

    Peninsular & Oriental Steam

      Navigation Co. -- (GBP)..........    8,866        127,663

    TNT Post Group NV -- (NLG)*........    1,168         29,857

                                                   ------------

                                                        157,520

                                                   ------------

UTILITIES -- 0.2%

    Electricidade de Portugal SA --

      (PTE)............................    5,844        135,850

    Scottish Power PLC -- (GBP)........   41,151        360,468

    Veba AG -- (DEM)...................    3,844        261,941

                                                   ------------

                                                        758,259

                                                   ------------

TOTAL FOREIGN STOCK

  (COST $16,208,507)...................              19,728,417

                                                   ------------

                                           PAR

                                          (000)

                                         -------

CORPORATE OBLIGATIONS -- 12.7%

ADVERTISING -- 0.1%

    Adams Outdoor Advertising Sr. Notes

      10.75%, 03/15/06.................  $    75         82,125

    Lamar Advertising Co.

      Co. Guarantee Sr. Sub. Notes

      9.625%, 12/01/06.................       60         64,350

    Outdoor Communications Sr. Sub.

      Notes

      9.25%, 08/15/07..................       50         51,500

    Outdoor Systems, Inc. Sr. Sub.

      Notes

      8.875%, 06/15/07.................       75         78,000

                                                   ------------

                                                        275,975

                                                   ------------

AEROSPACE -- 0.2%

    Argo-Tech Corp. Co. Guarantee Notes

      8.625%, 10/01/07.................       10         10,175

    Aviation Sales Co. Sr. Sub. Notes

      144A

      8.125%, 02/15/08.................       20         19,600

    BE Aerospace, Inc. Sr. Sub. Notes

      9.875%, 02/01/06.................       35         37,319

    BE Aerospace, Inc. Sr. Sub. Notes

      Cl-B

      8.00%, 03/01/08..................       10          9,975

    Lockheed Martin Corp. Notes

      7.25%, 05/15/06..................      455        484,006

                                                   ------------

                                                        561,075

                                                   ------------

AIRLINES -- 0.2%

    Calair LLC Co. Guarantee Notes 144A

      8.125%, 04/01/08.................       10         10,100

    Canadian Airlines Corp. Notes

      10.00%, 05/01/05.................       20         20,225






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Continental Airlines, Inc. Series

      97C1

      7.42%, 04/01/07..................  $   172   $    175,633

    Continental Airlines, Inc. Series

      981C

      6.541%, 09/15/09.................      760        760,251

                                                   ------------

                                                        966,209

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 0.0%

    Consorcio Grupo Dina SA [ZCB]

      6.251%, 11/15/02.................       20         18,925

                                                   ------------

AUTOMOTIVE PARTS -- 0.0%

    Lear Corp. Sub. Notes 9.50%,

      07/15/06.........................       50         54,875

    Safety Components International,

      Inc. Sr. Sub. Notes Cl-B

      10.125%, 07/15/07................       10         10,400

    Talon Automotive Group

      Sr. Sub. Notes 144A

      9.625%, 05/01/08.................       30         30,375

                                                   ------------

                                                         95,650

                                                   ------------

BEVERAGES -- 0.0%

    Canandaigua Wine Corp. Sr. Sub.

      Notes 8.75%, 12/15/03............       55         56,306

                                                   ------------

BROADCASTING -- 0.3%

    Acme Television Co.

      Co. Guarantee Notes Cl-B [STEP]

      10.875%, 09/30/04................       15         12,262

    Capstar Broadcasting, Inc. Sr.

      Disc. Notes [STEP] 12.75%,

      02/01/09.........................       60         45,750

    Central European Media Enterprises

      Ltd. Sr. Notes 9.375%,

      08/15/04.........................       10          9,525

    Citadel Broadcasting Co. Sr. Sub.

      Notes 10.25%, 07/01/07...........       10         11,000

    Diva Systems Corp. Units [STEP]

      144A 6.873%, 03/01/08............       50         25,750

    Fox Liberty Networks LLC Sr. Notes

      8.875%, 08/15/07.................       30         30,450

    News America Holdings, Inc. Debs.

      7.70%, 10/30/25..................      695        743,650

    Spanish Broadcasting System, Inc.

      Sr. Notes Cl-B 11.00%,

      03/15/04.........................       25         27,125

    Spanish Broadcasting System, Inc.

      Sr. Notes 12.50%, 06/15/02.......       50         57,250

    Sullivan Broadcasting Holdings Co.

      Sr. Sub. Notes 10.25%,

      12/15/05.........................       75         85,781

    TCI Satellite Sr. Sub. Notes

      10.875%, 02/15/07................       20         19,950

    Young Broadcasting, Inc. Sr. Sub.

      Notes Cl-B 9.00%, 01/15/06.......        5          5,200

                                                   ------------

                                                      1,073,693

                                                   ------------


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


BUILDING MATERIALS -- 0.0%

    Atrium Companies, Inc. Sr. Sub.

      Notes

      10.50%, 11/15/06.................  $    10   $     10,625

    Brand Scaffold Services, Inc. Sr.

      Notes 144A 10.25%, 02/15/08......       10         10,225

    Building Materials Corp. Sr. Notes

      8.625%, 12/15/06.................       10         10,312

    Koppers Industry, Inc. Co.

      Guarantee Notes 9.875%,

      12/01/07.........................       10         10,400

    Polytama International Notes

      11.25%, 06/15/07.................       25         11,250

                                                   ------------

                                                         52,812

                                                   ------------

BUSINESS SERVICES -- 0.1%

    Affinity Group Holding, Inc. Sr.

      Notes

      11.00%, 04/01/07.................       65         69,306

    Affinity Group, Inc. Sr. Sub. Notes

      11.50%, 10/15/03.................       55         58,094

    Iron Mountain, Inc. Sr. Sub. Notes

      8.75%, 09/30/09..................       25         25,562

    Outsourcing Solutions Corp. Sr.

      Sub. Notes Cl-B 11.00%,

      11/01/06.........................       20         21,750

    U.S. Office Products Co. Sr. Sub.

      Notes 144A 9.75%, 06/15/08.......       40         40,100

                                                   ------------

                                                        214,812

                                                   ------------

CHEMICALS -- 0.3%

    PCI Chemicals Canada, Inc. Notes

      9.25%, 10/15/07..................       50         48,750

    Polymer Group Holdings, Inc. Sr.

      Sub. Notes 9.00%, 07/01/07.......       15         15,300

    Polymer Group, Inc. Sr. Sub. Notes

      144A 8.75%, 03/01/08.............       10         10,025

    Solutia, Inc. Bonds 6.72%,

      10/15/37.........................      890        915,587

    Sovereign Specialty Chemicals Sr.

      Sub. Notes Cl-B 9.50%,

      08/01/07.........................       20         20,925

    Trikem SA Notes 144A 10.625%,

      07/24/07.........................       15         13,012

                                                   ------------

                                                      1,023,599

                                                   ------------

CLOTHING & APPAREL -- 0.0%

    GFSI, Inc. Sr. Sub. Notes Cl-B

      9.625%, 03/01/07.................       10         10,575

    Iron Age Corp. Sr. Sub. Notes 144A

      9.875%, 05/01/08.................       30         30,075

    Sassco Fashions Ltd. Sr. Notes

      12.75%, 03/31/04.................       25         26,437

    Westpoint Stevens, Inc. Sr. Notes

      144A

      7.875%, 06/15/08.................       20         20,000

                                                   ------------

                                                         87,087

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 0.2%

    Concentric Network Corp. Notes

      12.75%, 12/15/07.................       10         12,200

    Dell Computer Corp. Debs. 7.10%,

      04/15/28.........................      590        604,750






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Knology Holdings, Inc. Sr. Disc.

      Notes [STEP] 11.875%, 10/15/07...  $    45   $     26,775

    Printpack, Inc. Sr. Notes 9.875%,

      08/15/04.........................       25         26,781

    PSINet, Inc. Sr. Notes Cl-B 10.00%,

      02/15/05.........................       20         20,500

                                                   ------------

                                                        691,006

                                                   ------------

CONGLOMERATES -- 0.3%

    Hermes Europe Railtel BV Sr. Notes

      11.50%, 08/15/07.................       50         56,562

    K&F Industries, Inc. Sr. Sub. Notes

      Cl-B 9.25%, 10/15/07.............       10         10,125

    Perez Companc SA 144A 9.00%,

      01/30/04.........................       15         14,700

    Philip Morris Co., Inc. Debs.

      7.50%, 01/15/02..................      425        442,000

    Philip Morris Co., Inc. Notes

      7.50%, 04/01/04..................      710        749,050

                                                   ------------

                                                      1,272,437

                                                   ------------

CONSTRUCTION -- 0.0%

    American Architechtural Co.

      Guarantee Notes 11.75%,

      12/01/07.........................       10         10,425

    MDC Holdings, Inc. Notes Cl-B

      11.125%, 12/15/03................       25         27,312

    Newport News Shipbuilding, Inc. Sr.

      Notes 8.625%, 12/01/06...........       20         21,125

                                                   ------------

                                                         58,862

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 0.1%

    Alaris Medical Systems, Inc. Sr.

      Notes

      9.75%, 12/01/06..................       40         41,800

    Chattem, Inc. Sr. Sub. Notes 144A

      8.875%, 04/01/08.................       20         19,950

    Consumers International Corp. Sr.

      Notes 144A 10.25%, 04/01/05......       10         10,962

    Decora Industries, Inc. Notes 144A

      11.00%, 05/01/05.................       20         19,500

    French Fragrances, Inc. Sr. Notes

      10.375%, 05/15/07................       10         10,700

    Glenoit Corp. Co. Guarantee Notes

      11.00%, 04/15/07.................       10         10,725

    Hedstrom Holdings, Inc. Sr. Disc.

      Notes [STEP] 11.613%, 06/01/09...        5          3,156

    Home Interiors & Gifts Sr. Sub.

      Notes 144A 10.125%, 06/01/08.....       10         10,225


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Integrated Health Services, Inc.

      Sr. Sub. Notes Cl-A 9.50%,

      09/15/07.........................  $    50   $     52,500

    Revlon Consumer Products Corp. Sr.

      Sub. Notes 8.625%, 02/01/08......       50         50,250

                                                   ------------

                                                        229,768

                                                   ------------

CONTAINERS & PACKAGING -- 0.0%

    AEP Industries, Inc. Sr. Sub. Notes

      9.875%, 11/15/07.................       25         26,062

    Huntsman Packaging Corp. Co.

      Guarantee Notes 9.125%,

      10/01/07.........................       15         14,962

    Owens-Illinois, Inc. Sr. Notes

      8.10%, 05/15/07..................       20         21,225

    Riverwood International Co. Notes

      10.25%, 04/01/06.................       50         51,375

      10.625%, 08/01/07................       50         52,125

      10.875%, 04/01/08................       10         10,150

    Stone Container Corp. First Mtge.

      Notes 10.75%, 10/01/02...........        5          5,325

                                                   ------------

                                                        181,224

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%

    Celestica International, Inc. Sr.

      Sub. Notes 10.50%, 12/31/06......       20         22,075

    Cellnet Data Systems, Inc. Sr.

      Disc. Notes [STEP] 14.00%,

      10/01/07.........................       75         43,031

    Details, Inc. Sr. Sub. Notes

      10.00%, 11/15/05.................       15         15,187

    DII Group, Inc. Sr. Sub. Notes

      8.50%, 09/15/07..................       10          9,950

    Espirito Santo Centrais Sr. Notes

      10.00%, 07/15/07.................       15         12,600

    Flextronics International Ltd. Sr.

      Sub. Notes Cl-B 8.75%,

      10/15/07.........................       10         10,087

    HCC Industries, Inc. Sr. Sub. Notes

      10.75%, 05/15/07.................       15         15,862

    Pioneer Americas Acquistics Corp.

      Sr. Notes 9.25%, 06/15/07........       10          9,850

    Raytheon Co. Notes 6.45%,

      08/15/02.........................      905        918,575

    Samsung Electronics America Co.

      Guarantee Notes 144A 9.75%,

      05/01/03.........................       10          9,488

    Viasystems, Inc. Sr. Sub. Notes

      9.75%, 06/01/07..................       20         19,650

    Wavetek Corp. Sr. Sub. Notes

      10.125%, 06/15/07................       10         10,400

    Zilog, Inc. Sr. Notes 144A 9.50%,

      03/01/05.........................       30         22,500

                                                   ------------

                                                      1,119,255

                                                   ------------






                                           PAR

                                          (000)       VALUE

                                          -----       -----


ENTERTAINMENT & LEISURE -- 0.6%

    AMC Entertainment, Inc. Sr. Sub.

      Notes 9.50%, 03/15/09............  $    20   $     20,525

    Argosy Gaming Co. Notes 13.25%,

      06/01/04.........................       25         28,188

    Cinemark USA, Inc. Sr. Sub. Notes

      9.625%, 08/01/08.................       65         67,113

    Club Regina, Inc. Notes 144A

      13.00%, 12/01/04.................       20         21,400

    Coast Hotels & Casino, Inc. Notes

      Cl-B 13.00%, 12/15/02............       55         62,288

    Fitzgeralds Gaming Corp. Sr. Sub.

      Notes 144A 12.25%, 12/15/04......       30         29,175

    Fox Family Worldwide, Inc. Sr.

      Disc. Notes [STEP] 10.25%,

      11/01/07.........................       40         25,850

    Fox Family Worldwide, Inc. Sr.

      Notes 9.25%, 11/01/07............       50         49,875

    Louisiana Casino Cruises, Inc.

      First Mtge. 11.50%, 12/01/98.....      100        101,500

    Mohegan Tribal Gaming Sr. Notes

      Cl-B 13.50%, 11/15/02............       30         38,738

    Players International, Inc. Sr.

      Notes

      10.875%, 04/15/05................       25         27,125

    Premier Parks, Inc. Sr. Notes

      9.25%, 04/01/06..................       35         36,006

    Premier Parks, Inc. Sr. Notes Cl-A

      12.00%, 08/15/03.................       40         44,400

    SFX Entertainment, Inc. Sr. Sub.

      Notes 144A 9.125%, 02/01/08......       10          9,850

    Showboat Marina Casinos, Inc. First

      Mtge. 13.50%, 03/15/03...........       25         29,750

    Silver Cinemas, Inc. Sr. Sub. Notes

      144A 10.50%, 04/15/05............       20         20,475

    Six Flags Theme Parks Corp. Sr.

      Sub. Notes Cl-A [STEP] 12.25%,

      06/15/05.........................       90        101,588

    Time Warner Co. Entertainment Notes

      8.875%, 10/01/12.................      425        519,031

    Time Warner Co. Entertainment Sr.

      Notes 8.375%, 07/15/33...........      590        709,475

    Time Warner, Inc. Notes 7.75%,

      06/15/05.........................      370        398,675

    United Artist Theatre, Inc. Sr.

      Sub. Notes 144A 9.75%,

      04/15/08.........................       10          9,975

                                                   ------------

                                                      2,351,002

                                                   ------------


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


ENVIRONMENTAL SERVICES -- 0.3%

    Allied Waste Industries, Inc. Sr.

      Disc. Notes [STEP] 11.30%,

      06/01/07.........................  $    50   $     36,875

    Allied Waste North America, Inc.

      Co. Guarantee Notes 10.25%,

      12/01/06.........................       35         38,631

    ATC Group Services, Inc. Sr. Sub.

      Notes 144A 12.00%, 01/15/08......       10          9,400

    WMX Technologies, Inc. Notes 7.10%,

      08/01/26.........................      925        948,125

                                                   ------------

                                                      1,033,031

                                                   ------------

EQUIPMENT SERVICES -- 0.0%

    Coinmach Corp. Sr. Notes Cl-D

      11.75%, 11/15/05.................       10         11,175

                                                   ------------

FARMING & AGRICULTURE -- 0.0%

    Purina Mills, Inc. Sr. Sub. Notes

      144A

      9.00%, 03/15/10..................       20         20,600

                                                   ------------

FINANCIAL-BANK & TRUST -- 1.0%

    Allstate Financing II 7.83%,

      12/01/45.........................      125        136,406

    Banponce Corp. Medium Term Notes

      7.125%, 05/02/02.................      410        422,300

    Chevy Chase Savings Bank Sub. Debs.

      9.25%, 12/01/05..................       45         46,013

    Dime Capital, Inc. Trust I Cl-A

      Notes

      9.33%, 05/06/27..................       10         11,850

    First Nationwide Holdings, Inc. Sr.

      Notes 12.50%, 04/15/03...........       55         62,975

    First Nationwide Holdings, Inc. Sr.

      Sub. Notes 10.625%, 10/01/03.....       35         39,725

    Fuji JGB LLC Pfd. 144A 9.87%,

      06/30/08.........................      585        509,120

    Greenpoint Bank Corp. Sr. Notes

      6.70%, 07/15/02..................      560        567,000

    Greenpoint Capital Corp. Trust I

      Notes

      9.10%, 06/01/27..................       10         11,313

    Korea Development Bank Notes

      7.125%, 09/17/01.................       25         21,969

    Long Island Savings Bank, Inc.

      Notes

      7.00%, 06/13/02..................      690        706,388

    Merita Bank Ltd. Sub. Notes 6.50%,

      01/15/06.........................      500        501,875

    North Fork Bancorp Notes 8.70%,

      12/15/26.........................        5          5,563

    Peoples Bank-Bridgeport, Inc. Sub.

      Notes 7.20%, 12/01/06............      305        314,913

    Provident Capital, Inc. Trust Notes

      8.60%, 12/01/26..................       20         22,000

    Riggs Capital Corp. Trust Notes

      144A

      8.625%, 12/31/26.................       15         16,556






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Sovereign Capital, Inc. Trust I

      Capital Securities Notes 9.00%,

      04/01/27.........................  $    15   $     17,344

    St. Paul Bancorp, Inc. Sr. Notes

      7.125%, 02/15/04.................      350        362,250

    Swedbank, Inc. Sub. Notes 144A

      7.50%, 11/29/49..................      360        373,500

    Williams Scotsman, Inc. Sr. Notes

      9.875%, 06/01/07.................       15         15,675

                                                   ------------

                                                      4,164,735

                                                   ------------

FINANCIAL SERVICES -- 3.1%

    Aames Financial Corp. Sr. Notes

      9.125%, 11/01/03.................       40         39,800

    AFC Capital Trust I Notes Cl-B

      8.207%, 02/03/27.................      500        570,625

    American General Institute Capital

      Trust Co. Guarantee Notes 144A

      8.125%, 03/15/46.................      765        871,144

    Amvescap PLC 144A 6.60%, 05/15/05..      530        537,288

    APP Global Finance V Ltd. Notes

      [CVT] 144A 2.00%, 07/25/00.......       20         17,700

    AT&T Capital Corp. Medium Term

      Notes 6.25%, 05/15/01............      540        540,675

    CIA Latino Americana Notes 144A

      11.625%, 06/01/04................       10          9,975

    Cincinnati Financial Corp. Debs.

      6.90%, 05/15/28..................      500        512,500

    Colonial Capital II Co. Guarantee

      Notes Cl-A 8.92%, 01/15/27.......       15         16,894

    Commercial Credit Co. Notes 7.75%,

      03/01/05.........................      430        466,550

    Contifinancial Corp. Sr. Notes

      8.375%, 08/15/03.................       45         47,475

    Delta Financial Corp. Sr. Notes

      9.50%, 08/01/04..................       15         14,850

    Dine S.A. de C.V. Notes 144A 8.75%,

      10/05/07.........................       10          9,213

    Dollar Financial Group, Inc. Sr.

      Notes

      10.875%, 11/15/06................       15         16,200

    DTI Holdings, Inc. Units [STEP]

      144A 11.92%, 03/01/08............      120         63,900

    Esat Holdings Ltd. Notes [STEP]

      12.50%, 02/01/07.................       35         25,725

    Fannie Mae Notes 5.75%, 04/15/03...    1,045      1,046,620

    First Financial Caribbean Corp. Sr.

      Notes 7.84%, 10/10/06............      200        210,250

    Firstar Bank Milwaukee Corp. Sr.

      Notes 6.25%, 12/01/02............      380        382,850


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Ford Motor Credit Co. Sr. Notes

      7.00%, 09/25/01..................  $   600   $    618,000

    FRD Acquisition Sr. Notes Cl-B

      12.50%, 07/15/04.................       10         11,000

    General Motors Acceptance Corp.

      Notes 5.80%, 04/09/01............      865        860,675

    Imperial Credit Capital Trust I

      Notes

      10.25%, 06/14/02.................       20         20,250

    Imperial Credit Industries, Inc.

      Sr. Notes 9.875%, 01/15/07.......       20         20,050

    Lehman Brothers Holdings, Inc.

      Notes

      6.50%, 10/01/02..................      550        556,188

    Merrill Lynch & Co. Notes Cl-B

      6.13%, 04/07/03..................    1,850      1,852,313

    Nationwide Credit, Inc. Sr. Notes

      144A

      10.25%, 01/15/08.................       10         10,075

    Netia Holdings Co. Guarantee Cl-B

      10.25%, 11/01/07.................       10         10,275

    Ocwen Capital Corp. Trust I Notes

      10.875%, 08/01/27................       10         10,925

    Paine Webber Group, Inc. Sr. Notes

      6.55%, 04/15/08..................      790        795,925

    Pindo Deli Financial Mauritius Co.

      Guarantee Notes 10.75%,

      10/01/07.........................       25         17,375

    PX Escrow Corp. Sr. Disc. Notes

      [STEP] 144A 9.625%, 02/01/06.....       10          7,225

    Salomon, Inc. Sr. Notes 7.30%,

      05/15/02.........................      465        481,787

    Southern Investments U.K. Sr. Notes

      6.80%, 12/01/06..................      790        809,750

    The Money Store, Inc. Notes 8.05%,

      04/15/02.........................      235        249,981

    TIG Holdings, Inc. Notes 8.125%,

      04/15/05.........................      450        490,500

    Tjiwi Kimia Financial Mauritius

      Ltd. Sr. Notes 10.00%,

      08/01/04.........................       25         17,750

    Tokai Preferred Capital Co. 144A

      9.98%, 12/29/49..................       10          9,275

    Vicap SA Notes 144A 10.25%,

      05/15/02.........................       20         20,275

    Webster Capital Corp. Trust I Notes

      144A 9.36%, 01/29/27.............       10         11,450

                                                   ------------

                                                     12,281,278

                                                   ------------

FOOD -- 0.0%

    Ameriserv Food Distributor, Inc.

      Co. Guarantee Sr. Sub. Notes

      8.875%, 10/15/06.................       20         20,200

      10.125%, 07/15/07................        5          5,225






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Aurora Foods, Inc. Sr. Sub. Notes

      Cl-B

      9.875%, 02/15/07.................  $    10   $     10,550

    Aurora Foods, Inc. Sr. Sub. Notes

      Cl-D

      9.875%, 02/15/07.................       20         21,100

    Fleming Companies, Inc. Notes Cl-B

      10.50%, 12/01/04.................       20         20,700

    Southern Foods Sr. Sub. Notes 144A

      9.875%, 09/01/07.................       10         10,400

    Windy Hill Pet Food Co. Sr. Sub.

      Notes 9.75%, 05/15/07............       75         79,500

                                                   ------------

                                                        167,675

                                                   ------------

FURNITURE -- 0.0%

    Sealy Mattress Co. Sr. Disc. Notes

      [STEP] 144A 10.875%, 12/15/07....       15          9,975

                                                   ------------

HEALTHCARE SERVICES -- 0.3%

    Columbia/HCA Healthcare Corp. Notes

      7.15%, 03/30/04..................       50         49,938

    Extendicare Health Services Sr.

      Sub. Notes 9.35%, 12/15/07.......       25         25,750

    Genesis Health Ventures, Inc. Sr.

      Sub. Notes 9.25%, 10/01/06.......       45         45,450

    Global Health Sciences Sr. Notes

      144A

      11.00%, 05/01/08.................       20         19,800

    Hudson Respiratory Care, Inc. Sr.

      Sub. Notes 144A 9.125%,

      04/15/08.........................       20         19,925

    Integrated Health Services, Inc.

      Sr. Sub. Notes Cl-A 9.25%,

      01/15/08.........................       15         15,600

    Magellan Health Services, Inc. Sr.

      Sub. Notes 144A 9.00%,

      02/15/08.........................       30         29,775

    Manor Care, Inc. Sr. Notes 7.50%,

      06/15/06.........................      305        326,350

    Multicare Co. Sr. Sub. Notes 9.00%,

      08/01/07.........................       20         19,700

    National Health Investors, Inc.

      Notes

      7.30%, 07/16/07..................      295        311,594

    Paracelsus Healthcare Corp. Sr.

      Sub. Notes 10.00%, 08/15/06......       40         39,800

    Paragon Health Networks, Inc. Sr.

      Sub. Notes 9.50%, 11/01/07.......       50         51,000

    Sun Healthcare Group, Inc. Sr. Sub.

      Notes 144A 9.50%, 07/01/07.......       50         50,750

    Urohealth Systems, Inc. Sr. Sub.

      Notes

      12.50%, 04/01/04.................       20          8,000

                                                   ------------

                                                      1,013,432

                                                   ------------


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


HOTELS & MOTELS -- 0.0%

    Host Marriott Travel Plaza Corp.

      Sr. Notes Cl-B 9.50%, 05/15/05...  $    40   $     42,500

    Prime Hospitality Corp. Sr. Sub.

      Notes

      9.75%, 04/01/07..................       35         37,538

    Sun International Hotels Co.

      Guarantee Notes 8.625%,

      12/15/07.........................       50         51,563

                                                   ------------

                                                        131,601

                                                   ------------

INDUSTRIAL PRODUCTS -- 0.2%

    Consorcio Ecuatoriano Notes Cl-B

      14.00%, 05/01/02.................       10          9,988

    Continental Global Group, Inc. Sr.

      Notes Cl-B 11.00%, 04/01/07......       25         26,313

    GS Superhighway Holdings Sr. Notes

      9.875%, 08/15/04.................       30         22,013

    Isle of Capri Black Hawk Corp.

      Notes Cl-B 13.00%, 08/31/04......       10         10,575

    Jackson Products, Inc. Co.

      Guarantee Notes 144A 9.50%,

      04/15/05.........................       10          9,975

    Kinetic Concepts, Inc. Sr. Sub.

      Notes Cl-B 9.625%, 11/01/07......       10         10,125

    Orbital Imaging Corp. Units 144A

      11.625%, 03/01/05................       20         20,500

    Paragon Corp. Holdings Sr. Notes

      144A

      9.625%, 04/01/08.................       10          9,200

    RAB Enterprises, Inc. Sr. Notes

      144A

      10.50%, 05/01/05.................       30         30,338

    US Filter Corp. Notes 144A 6.50%,

      05/15/03.........................      535        537,006

                                                   ------------

                                                        686,033

                                                   ------------

INSURANCE -- 0.3%

    Aegon NV Sub. Notes 8.00%,

      08/15/06.........................      500        558,750

    Provident Companies, Inc. Notes

      7.405%, 03/15/38.................      660        683,100

                                                   ------------

                                                      1,241,850

                                                   ------------

MACHINERY & EQUIPMENT -- 0.3%

    Day International Group, Inc. Sr.

      Sub. Notes 144A 9.50%,

      03/15/08.........................       25         25,188

    Hertz Corp. Notes 7.00%,

      01/15/28.........................      615        619,613

    Johnstown America Industries, Inc.

      Sr. Sub. Notes Cl-C 11.75%,

      08/15/05.........................       15         16,706

    Millipore Corp. Notes 7.20%,

      04/01/02.........................      340        351,050

    Morris Materials Handling Sr. Notes

      144A 9.50%, 04/01/08.............       20         18,650

    Motors and Gears, Inc. Sr. Notes

      Cl-D

      10.75%, 11/15/06.................       35         37,713

    Navistar International Sr. Notes

      Cl-B

      7.00%, 02/01/03..................       80         80,400

                                                   ------------

                                                      1,149,320

                                                   ------------






                                           PAR

                                          (000)       VALUE

                                          -----       -----


MEDICAL SUPPLIES & EQUIPMENT -- 0.0%

    Conmed Corp. Sr. Sub. Notes 9.00%,

      03/15/08.........................  $    10   $     10,000

    Fresenius Medical Capital Trust I

      Co. Guarantee Notes 9.00%,

      12/01/06.........................       20         20,800

    Fresenius Medical Care Co.

      Guarantee Notes

      7.875%, 02/01/08.................       30         29,475

    Graphic Controls Corp. Sr. Sub.

      Notes Cl-A 12.00%, 09/15/05......       35         39,244

    MEDIQ, Inc. Units 144A 13.00%,

      06/01/09.........................       20         10,800

    MEDIQ/PRN Life Support Services,

      Inc. Sr. Sub. Notes 144A 11.00%,

      06/01/08.........................       30         30,900

    Medpartners, Inc. Sr. Notes 7.375%,

      10/01/06.........................       50         45,250

                                                   ------------

                                                        186,469

                                                   ------------

METALS & MINING -- 0.1%

    Acindar Industria Argentina de

      Aceros SA Notes 11.25%,

      02/15/04.........................       10         10,113

    AK Steel Corp. Sr. Notes 9.125%,

      12/15/06.........................       30         31,425

    Ameristeel Corp. Sr. Notes 144A

      8.75%, 04/15/08..................       20         20,050

    Anker Coal Group, Inc. Sr. Notes

      Cl-B

      9.75%, 10/01/07..................       10          9,200

    Freeport-McMoRan Copper & Gold,

      Inc. Sr. Notes 7.50%, 11/15/06...      125        101,719

    Hylsa SA de CV Notes 144A 9.25%,

      09/15/07.........................       30         27,900

    Lodestar Holdings, Inc. Sr. Notes

      144A

      11.50%, 05/15/05.................       10         10,113

    Potash Corp. Notes 7.125%,

      06/15/07.........................      300        311,250

    WHX Corp. Sr. Notes 10.50%,

      04/15/05.........................       10         10,200

                                                   ------------

                                                        531,970

                                                   ------------

OFFICE EQUIPMENT -- 0.0%

    United Stationers Supply Co. Sr.

      Sub. Notes 12.75%, 05/01/05......        3          3,405

      8.375%, 04/15/08 144A............       20         20,050

                                                   ------------

                                                         23,455

                                                   ------------


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


OIL & GAS -- 0.6%

    Abraxas Petroleum Corp. Co.

      Guarantee Notes Cl-D 11.50%,

      11/01/04.........................  $    25   $     25,750

    Chesapeake Energy Corp. Sr. Notes

      144A 9.625%, 05/01/05............       30         30,000

    Coastal Corp. Bonds 6.95%,

      06/02/28.........................      520        523,900

    Dailey International, Inc. Co.

      Guarantee Notes Cl-B 9.50%,

      02/15/08.........................       10          9,850

    Flores & Rucks, Inc. Sr. Sub. Notes

      9.75%, 10/01/06..................       40         43,800

    Global Marine, Inc. Notes 7.00%,

      06/01/28.........................      790        803,825

    Gothic Production Corp. Sr. Notes

      144A 11.125%, 05/01/05...........       10          9,575

    Michael Petroleum Corp. Sr. Notes

      144A 11.50%, 04/01/05............       10         10,075

    Newpark Resources, Inc. Co.

      Guarantee Notes Cl-B 8.625%,

      12/15/07.........................       10         10,175

    Northern Offshore ASA Co. Guarantee

      Notes 144A 10.00%, 05/15/05......       20         19,200

    Pacalta Resource Ltd. Sr. Notes

      Cl-B

      10.75%, 06/15/04.................       10          9,950

    Panaco, Inc. Sr. Notes 10.625%,

      10/01/04.........................       10         10,000

    Panda Global Energy Co. Sr. Notes

      12.50%, 04/15/04.................       10          9,613

    Petroleum Geo-Services Notes 7.50%,

      03/31/07.........................      175        186,594

    Petsec Energy, Inc. Sr. Sub. Notes

      Cl-B 9.50%, 06/15/07.............       35         35,000

    Pogo Producing Co. Sr. Sub. Notes

      Cl-B 8.75%, 05/15/07.............        5          5,113

    Pride Petroleum Services, Inc. Sr.

      Notes 9.375%, 05/01/07...........       15         15,844

    Saga Petroleum ASA Debs. 7.25%,

      09/23/27.........................      325        339,219

    Snyder Oil Corp. Sr. Sub. Notes

      8.75%, 06/15/07..................       15         15,113

    Transamerican Refining Corp. Units

      144A

      16.00%, 06/30/03.................       20         21,300

    Transtexas Gas Corp. Sr. Sub. Notes

      Cl-D 13.75%, 12/31/01............       75         83,250

                                                   ------------

                                                      2,217,146

                                                   ------------

PAPER & FOREST PRODUCTS -- 0.0%

    APP Finance II Mauritius Ltd. Notes

      144A 3.50%, 04/30/03.............       60         48,000

    Florida Coast Paper LLC First Mtge.

      Notes 12.75%, 06/01/03...........        5          5,550

    Maxxam Group Holdings, Inc. Sr.

      Notes 12.00%, 08/01/03...........        5          5,600

                                                   ------------

                                                         59,150

                                                   ------------






                                           PAR

                                          (000)       VALUE

                                          -----       -----


PHARMACEUTICALS -- 0.0%

    Fresenius Medical Capital Trust II

      Co. Guarantee Notes 7.875%,

      02/01/08.........................  $    20   $     19,650

    ICN Pharmaceuticals, Inc. Sr. Notes

      Cl-B 9.25%, 08/15/05.............       15         15,938

    Pharmaceutical Fine Chemicals Corp.

      Sr. Sub. Notes 144A 9.75%,

      11/15/07.........................       10         11,325

    Pharmerica, Inc. Sr. Sub. Notes

      144A

      8.375%, 04/01/08.................       20         19,950

                                                   ------------

                                                         66,863

                                                   ------------

PRINTING & PUBLISHING -- 0.0%

    America Media Operation, Inc. Sr.

      Sub. Notes 11.625%, 11/15/04.....       40         43,200

    Garden State Newspapers, Inc. Sr.

      Sub. Notes Cl-B 8.75%,

      10/01/09.........................       25         25,563

    Von Hoffman Press, Inc. Sr. Sub.

      Notes 144A 10.375%, 05/15/07.....       10         10,738

                                                   ------------

                                                         79,501

                                                   ------------

RAILROADS -- 0.7%

    CSX Corp. Notes 7.95%, 05/01/27....      515        592,250

    Norfolk Southern Corp. Notes 6.95%,

      05/01/02.........................      425        439,344

      7.80%, 05/15/27..................      815        945,400

      7.05%, 05/01/37..................      755        808,794

    TFM SA de CV Co. Guarantee Notes

      10.25%, 06/15/07.................       10          9,675

    Transportacion Maritima Mexicana SA

      de CV Registered Notes [STEP]

      11.784%, 06/15/09................       50         33,125

                                                   ------------

                                                      2,828,588

                                                   ------------

REAL ESTATE -- 0.2%

    Beazer Homes USA Co. Guarantee

      Notes 8.875%, 04/01/08...........       10          9,750

    Cathay International Ltd. Sr. Notes

      144A 13.00%, 04/15/08............       30         26,775


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Equity Office Property Notes 144A

      6.763%, 06/15/07.................  $   530   $    531,617

    Equity Residential Properties

      Operating L.P. Notes 6.63%,

      04/13/05.........................      355        356,775

    Horton, (D.R.), Inc. Co. Guarantee

      Notes 10.00%, 04/15/06...........       15         16,238

                                                   ------------

                                                        941,155

                                                   ------------

RETAIL & MERCHANDISING -- 0.4%

    CEX Holdings, Inc. Sr. Sub. Notes

      144A 9.625%, 06/01/08............       20         20,550

    Eye Care Centers of America, Inc.

      Sr. Sub. Notes 144A 9.125%,

      05/01/08.........................       10          9,900

    Federated Department Stores, Inc.

      Sr. Notes 8.50%, 06/15/03........      720        786,600

    Southland Corp. Sr. Sub. Debs. Cl-A

      4.50%, 06/15/04..................       95         76,713

    Specialty Retailers, Inc. Co.

      Guarantee Notes Cl-B 8.50%,

      07/15/05.........................       10         10,325

    Tyco International Group SA Co.

      Guarantee Notes 6.375%,

      06/15/05.........................      380        381,425

      6.25%, 06/15/13..................      395        394,013

    William Carter Holdings Co. Sr.

      Sub. Notes 144A 12.00%,

      10/01/08.........................       20         21,400

    Zale Corp. Sr. Notes Cl-B 8.50%,

      10/01/07.........................       20         20,500

                                                   ------------

                                                      1,721,426

                                                   ------------

SEMICONDUCTORS -- 0.0%

    Derlan Manufacturing Ltd. Sr. Notes

      10.00%, 01/15/07.................       25         26,250

    Fairchild Semiconductor Corp. Sr.

      Sub. Notes 10.125%, 03/15/07.....       75         77,438

                                                   ------------

                                                        103,688

                                                   ------------

TELECOMMUNICATIONS -- 1.4%

    Adelphia Communications Corp. Sr.

      Notes Cl-B 10.25%, 07/15/00......       10         10,438

    AirTouch Communications, Inc.

      Notes 6.65%, 05/01/08............      530        538,613

    Allbritton Communications Corp. Sr.

      Sub. Notes Cl-B 8.875%,

      02/01/08.........................       50         54,125

    Allegiance Telecom, Inc. Units

      [STEP] 11.75%, 02/15/08..........       40         21,250

    Benedek Communications Corp. Sr.

      Disc. Notes [STEP] 14.474%,

      05/15/06.........................       75         59,438

    Bestel SA Units [STEP] 12.75%,

      05/15/05.........................       20         13,500






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Birch Telecom, Inc. Units 144A

      14.00%, 06/15/08.................  $    10   $     10,050

    BTI Telecom Corp. Sr. Notes 10.50%,

      09/15/07.........................       70         70,700

    Centennial Cellular Corp. Sr. Notes

      8.875%, 11/01/01.................       25         26,031

    Century Communications Corp. Sr.

      Notes 9.50%, 03/01/05............       35         37,975

    Colt Telecom Group PLC Sr. Disc.

      Notes 9.356%, 12/15/06...........       50         39,500

    Comcast Cellular Holdings Corp. Sr.

      Notes Cl-B 9.50%, 05/01/07.......       45         47,081

    Comcast U.K. Cable Corp. Debs.

      [STEP] 10.245%, 11/15/07.........       60         50,100

    Comcast U.K. Cable Corp. Sr. Sub.

      Debs. 9.50%, 01/15/08............       75         80,250

    CTI Holdings SA Sr. Notes 144A

      11.50%, 04/15/08.................       10          5,700

    Diamond Cable Communications PLC

      Sr. Disc. Notes [STEP] 10.58%,

      12/15/05.........................      100         83,000

    Dobson Communications Corp. Sr.

      Notes 11.75%, 04/15/07...........       40         43,300

    Dobson Wireline Co. Sr. Notes 144A

      12.25%, 06/15/08.................       30         29,250

    e. spire Communications, Inc. Sr.

      Notes

      13.75%, 07/15/07.................       15         17,212

    Econophone, Inc. Sr. Disc. Notes

      11.00%, 02/15/08.................       40         22,900

    Esprit Telecom Group PLC Sr. Notes

      11.50%, 12/15/07.................       10         10,325

    Facilicom International Sr. Notes

      144A

      10.50%, 01/15/08.................       10          9,975

    Flag Ltd. Sr. Notes 144A 8.25%,

      01/30/08.........................       50         50,563

    Focal Communications Corp. Sr.

      Disc. Notes [STEP] 144A 11.259%,

      02/15/08.........................       40         24,350

    Global Crossing Holdings Ltd. Sr.

      Notes 144A 9.625%, 05/15/08......       90         93,938

    Globo Communicacoes e Participacoes

      SA Sr. Notes 144A 10.625%,

      12/05/08.........................       10          9,000

    Granite Broadcasting Corp. Sr. Sub.

      Notes 144A 8.875%, 05/15/08......       10         10,100

    ICG Services, Inc. Sr. Disc. Notes

      [STEP] 144A 10.138%, 05/01/08....       50         29,750


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    IDT Corp. Sr. Notes 144A 8.75%,

      02/15/06.........................  $    10   $      9,738

    Innova S de R.L. Sr. Notes 12.875%,

      04/01/07.........................       10         10,150

    Intercel, Inc. Sr. Disc. Notes

      [STEP]

      12.946%, 02/01/06................       40         31,250

    Intermedia Communications, Inc. Sr.

      Notes 144A 8.60%, 06/01/08.......       70         70,875

    Intermedia Communications, Inc. Sr.

      Notes Cl-B 8.875%, 11/01/07......       85         87,125

    International CabelTel, Inc. Sr.

      Notes Cl-B [STEP] 11.56%,

      02/01/06.........................       65         53,056

    IPC Information Systems Notes

      [STEP] 10.207%, 05/01/08.........       40         29,500

    Iridium LLC Capital Corp. Sr. Notes

      Cl-B 14.00%, 07/15/05............       25         27,875

    ITC Deltacom, Inc. Sr. Notes

      11.00%, 06/01/07.................       19         21,423

    IXC Communications, Inc. Sr. Sub.

      Notes 144A 9.00%, 04/15/08.......       20         20,000

    Jacor Communications Co. Notes

      9.75%, 12/15/06..................       10         10,925

    Jones Intercable, Inc. Sr. Sub.

      Debs.

      10.50%, 03/01/08.................       25         27,313

    Kitty Hawk, Inc. Co. Guarantee

      Notes

      9.95%, 11/15/04..................       20         20,750

    KMC Telecom Holdings, Inc. Units

      [STEP] 144A 12.50%, 02/15/08.....       35         20,825

    L-3 Communications Corp. Sr. Sub.

      Notes Cl-B 10.375%, 05/01/07.....       20         22,150

    LCI International, Inc. Sr. Notes

      7.25%, 06/15/07..................      610        616,100

    Level 3 Communications, Inc. Sr.

      Notes 144A 9.125%, 05/01/08......        5          4,875

    Long Distance Direct Holdings, Inc.

      144A 12.25%, 04/15/08............       40         40,200

    Marcus Cable Operating Co. Sr.

      Disc. Notes [STEP] 11.281%,

      08/01/04.........................       50         48,625

    McCaw International Ltd. Sr. Disc.

      Notes [STEP] 13.00%, 04/15/07....       10          6,600

    MetroNet Communications Corp. Sr.

      Disc. Notes [STEP] 10.75%,

      11/01/07.........................       10          6,663

    MetroNet Communications Corp. Sr.

      Disc. Notes [STEP] 144A 9.959%,

      06/15/08.........................       50         30,875

    Millicom International Cellular,

      Inc. SA Sr. Disc. Notes [STEP]

      11.037%, 06/01/06................       80         61,200






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    MJD Communications, Inc. Notes 144A

      6.231%, 05/01/08.................  $    10   $     10,088

    MJD Communications, Inc. Sr. Sub.

      Notes 144A 9.50%, 05/01/08.......       10         10,263

    Nextel Communications, Inc. Sr.

      Disc. Notes [STEP] 13.848%,

      02/15/08 144A....................       60         38,400

      9.95%, 08/15/04..................      205        199,875

    NEXTLINK Communications, Inc. Sr.

      Disc. Notes [STEP] 144A 9.45%,

      04/15/08.........................       50         30,750

    NTL, Inc. Sr. Notes [STEP] 144A

      9.77%, 04/01/08..................      100         65,250

    Omnipoint Corp. Sr. Notes 11.625%,

      08/15/06.........................       25         26,438

    Onepoint Communications Corp. Units

      144A 14.50%, 06/01/08............       10          9,600

    Pathnet, Inc. Units 144A 12.25%,

      04/15/08.........................       30         32,550

    Price Communications Sr. Notes 144A

      9.125%, 12/15/06.................       20         20,000

    Primus Telecommunications Group Sr.

      Notes 144A 9.875%, 05/15/08......       10          9,825

    Qwest Communications International,

      Inc. Sr. Disc. Notes [STEP]

      9.47%, 10/15/07..................       20         15,050

    Radio One, Inc. Notes 7.00%,

      05/15/04.........................       10         10,200

    Radnor Holdings, Inc.

      Co. Guarantee Notes Cl-B 10.00%,

      12/01/03.........................       10         10,450

    RCN Corp. Sr. Disc. Notes [STEP]

      9.80%, 02/15/08..................       30         18,300

      11.125%, 10/15/07................       40         25,600

    Rhythms Netconnections Units [STEP]

      144A 6.777%, 05/15/08............       40         19,600

    RSL Communications PLC Sr. Disc.

      Notes 144A 10.125%, 03/01/08.....       20         11,900

    RSL Communications PLC Sr. Notes

      144A 9.125%, 03/01/08............       10          9,725

    Satelites Mexicanos SA Sr. Notes

      144A

      10.125%, 11/01/04................       15         14,700

    Sprint Spectrum L.P. Sr. Notes

      11.00%, 08/15/06.................       10         11,525

    Startec Global Communications Corp.

      Units 144A 12.00%, 05/15/08......       20         19,650


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    TCI Communications, Inc. Sr. Notes

      8.65%, 09/15/04..................  $   560   $    624,400

    Telecommunications Techniques Co.

      Sr. Sub. Notes 144A 9.75%,

      05/15/08.........................       10         10,063

    Telesystem International Wireless,

      Inc. Sr. Disc. Notes Cl-C [STEP]

      10.50%, 11/01/07.................       10          6,025

    Transtel SA Sr. Notes 144A 12.50%,

      11/01/07.........................       15         14,100

    Tri-State Outdoor Media Corp. Sr.

      Notes 144A 11.00%, 05/15/08......       10         10,125

    United International Holdings, Inc.

      Sr. Disc. Notes Cl-B [STEP]

      10.775%, 02/15/08................       30         18,525

    Versatel Telecom BV Units 144A

      13.25%, 05/15/08.................       20         21,100

    Viacom, Inc. Sub. Debs. 8.00%,

      07/07/06.........................      200        206,500

    Winstar Communications, Inc. Sr.

      Sub. Notes 15.00%, 03/01/07......       75         99,000

    WorldCom, Inc. Sr. Notes 7.75%,

      01/01/07.........................      965      1,048,231

                                                   ------------

                                                      5,454,315

                                                   ------------

TRANSPORTATION -- 0.0%

    Axiohm Transaction Solutions, Inc.

      Sr. Sub. Notes 9.75%, 10/01/07...       10         10,100

    MC Shipping, Inc. Sr. Notes 144A

      11.25%, 03/01/08.................       10         10,150

    Trico Marine Services, Inc. Co.

      Guarantee Notes Cl-D 8.50%,

      08/01/05.........................       10          9,800

                                                   ------------

                                                         30,050

                                                   ------------

UTILITIES -- 1.1%

    AES China Generating Co. Ltd. Sr.

      Notes 10.125%, 12/15/06..........       10          9,663

    AES Corp. Sr. Sub. Notes 8.375%,

      08/15/07.........................       20         20,200

    Arizona Public Service Co. Sr.

      Notes

      6.75%, 11/15/06..................      415        430,563

    Baltimore Gas & Electric Co. Medium

      Term Notes 6.90%, 02/01/05.......      705        742,013

    Cleveland Electric Illuminating Co.

      First Mtge. Cl-B 9.50%,

      05/15/05.........................       25         28,969

    Coho Energy, Inc. Sr. Sub. Notes

      8.875%, 10/15/07.................       10          9,525

    Columbia Gas Systems, Inc. Debs.

      6.61%, 11/28/02..................      480        487,800






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Connecticut Light & Power Co. First

      Mtge. 7.875%, 06/01/01...........  $    40   $     41,050

    El Paso Electric Co. First Mtge.

      Cl-E

      9.40%, 05/01/11..................       10         11,400

    Enersis SA Notes 7.40%, 12/01/16...       10          9,838

      6.60%, 12/01/26..................      220        214,500

    Illinova Corp. Notes 7.125%,

      02/01/04.........................      385        398,475

    KN Energy, Inc. Sr. Notes 6.45%,

      03/01/03.........................      500        505,000

    Long Island Lighting Corp. Debs.

      9.00%, 11/01/22..................      100        114,875

    Niagara Mohawk Power Corp. Notes

      9.95%, 06/01/00..................       50         50,762

    Niagara Mohawk Power Corp. Sr.

      Notes Cl-F 7.625%, 10/01/05......       10         10,138

    Niagara Mohawk Power Corp. Sr.

      Notes Cl-G 7.75%, 10/01/08.......       20         20,550

    Northeast Utilities Service Co.

      Notes 8.38%, 03/01/05............       27         26,800

      8.58%, 12/01/06..................        9          8,949

    Ram Energy, Inc. Sr. Notes 11.50%,

      02/15/08.........................       10          9,925

    Southern California Edison Co.

      Notes

      5.875%, 01/15/01.................    1,000      1,001,250

    Transamerican Energy Corp. Sr.

      Disc. Notes Cl-B 13.00%, 06/15/02

      [STEP]...........................      200        164,000

      11.50%, 06/15/02.................       70         66,500

                                                   ------------

                                                      4,382,745

                                                   ------------

TOTAL CORPORATE OBLIGATIONS

  (COST $49,506,633)...................              50,866,923

                                                   ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.0%

FEDERAL HOME LOAN MORTGAGE CORP. -- 0.1%

      9.50%, 05/01/05..................      328        346,282

                                                   ------------

FEDERAL NATIONAL MORTGAGE ASSOC. -- 2.4%

      5.50%, 02/01/11-05/01/11.........    2,642      2,570,710

      6.50%, 04/01/26-07/01/26.........      380        379,765

      7.00%, 03/18/02-09/01/27.........    1,011      1,028,710

      7.50%, 06/01/27..................      132        135,684

      8.50%, 10/15/08..................      826        874,787

      6.50%, 07/15/23-07/15/28 [TBA]...    3,679      3,695,768

      7.00%, 07/15/28 [TBA]............    1,150      1,166,531

                                                   ------------

                                                      9,851,955

                                                   ------------


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


GOVERNMENT NATIONAL MORTGAGE ASSOC. --

2.5%

      5.50%, 09/20/27-04/15/28.........  $   629   $    634,922

      6.50%, 04/15/28..................      533        532,650

      7.00%, 11/20/21-05/15/28.........    6,250      6,359,354

      8.00%, 12/15/26..................      369        382,013

      10.00%, 06/15/13.................      428        469,302

      5.50%, 08/20/27 [VR].............      201        203,745

      7.00%, 09/20/23 [VR].............       51         51,724

      7.375%, 04/20/23-06/20/24 [VR]...    1,147      1,166,337

                                                   ------------

                                                      9,800,047

                                                   ------------

TOTAL U.S. GOVERNMENT AGENCY

  OBLIGATIONS

  (COST $19,843,085)...................              19,998,284

                                                   ------------

U.S. TREASURY OBLIGATIONS -- 6.0%

U.S. TREASURY BILLS -- 0.4%

      5.07%, 08/20/98#.................    1,750      1,738,340

                                                   ------------

U.S. TREASURY BONDS -- 2.8%

      5.50%, 03/31/03..................      535        534,727

      6.375%, 08/15/27.................    5,535      6,087,669

      6.375%, 08/15/27#................    1,045      1,149,343

      6.125%, 11/15/27.................    3,035      3,253,915

                                                   ------------

                                                     11,025,654

                                                   ------------

U.S. TREASURY NOTES -- 2.8%

      5.625%, 04/30/00.................      975        977,008

      7.50%, 05/15/02..................    1,730      1,846,550

      5.50%, 05/31/03..................    5,415      5,414,674

      5.50%, 05/31/03#.................      900        899,946

      6.125%, 08/15/07.................    1,140      1,186,330

      5.625%, 05/15/08.................      865        877,032

                                                   ------------

                                                     11,201,540

                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS

  (COST $23,375,670)...................              23,965,534

                                                   ------------

COLLATERALIZED MORTGAGE & ASSET-BACKED OBLIGATIONS -- 4.6%

    Advanta Mtge. Loan Trust Series

      1997-2 Cl-A2 7.05%, 05/25/21.....      805        817,725

    Advanta Mtge. Loan Trust Series

      1997-3 Cl-A3 6.69%, 04/25/17.....      655        662,520

    Amresco Residential Securities

      Mtge. Loan Trust Series 1997-3

      Cl-A3 6.60%, 01/25/18............      440        441,031

    Capita Equipment Receivables Trust

      Series 1996-1 Cl-A4 6.28%,

      06/15/00.........................      600        602,866

    Commercial Mtge. Acceptance Corp.

      Series 1997-ML1 Cl-A3 6.57%,

      10/15/07.........................      700        718,156

    Commercial Mtge. Acceptance Corp.

      Series 1997-ML1 Cl-A2 6.53%,

      12/15/30.........................      255        260,857






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Federal National Mtge. Assoc. REMIC

      Series 1989-71 Cl-J 8.50%,

      10/25/19.........................  $   880   $    940,282

    Federal National Mtge. Assoc. REMIC

      Series 1993-240 Cl-B 6.25%,

      12/25/13.........................      548        548,658

    Federal National Mtge. Assoc. REMIC

      Series 1997-61 Cl-ZC 7.00%,

      02/25/23.........................      329        338,845

    First Union-Lehman Bros. Commercial

      Mtge. Series 1997-C2 Cl-A3 6.65%,

      06/18/08.........................      470        481,781

    GMAC Commercial Mtge. Securities,

      Inc. Series 1998-C1 Cl-A2 6.70%,

      05/15/30.........................    1,480      1,527,175

    Green Tree Financial Corp. Series

      1997-2 Cl-A6 7.24%, 03/15/25.....      635        664,014

    Green Tree Financial Corp. Series

      1997-3 Cl-A4 6.93%, 07/15/28.....    1,095      1,127,300

    Green Tree Financial Corp. Series

      1998-2 Cl-A5 6.24%, 03/18/28.....    1,035      1,041,145

    Green Tree Recreational, Equipment

      & Consumer Trust Series 1997-B

      Cl-A1

      6.55%, 07/15/28..................    1,110      1,118,612

    Green Tree Recreational, Equipment

      & Consumer Trust Series 1998-A

      Cl-A1C 6.18%, 06/15/19...........      978        978,510

    Independent National Mtge. Corp.

      Series 1994-V Cl-A1 8.169%,

      12/25/24.........................      305        314,492

    Merrill Lynch Mtge. Investors, Inc.

      Series 1997-C2 Cl-A2 6.54%,

      12/10/29.........................    1,160      1,190,994

    Merrill Lynch Mtge. Investors, Inc.

      Series 1998-C2 Cl-A1 6.22%,

      02/15/30.........................    1,178      1,187,823

    Morgan Stanley Capital I Series

      1996-WF1 Cl-A2 144A 7.218%,

      01/16/06.........................      655        681,609

    Mortgage Capital Funding, Inc.

      Series 1998-MC1 Cl-A2 7.00%,

      01/18/08.........................      790        813,206

    PNC Mtge. Securities Corp. Series

      1997-6 Cl-A2 6.60%, 01/01/00.....      442        446,462

    Provident Bank Home Equity Loan

      Trust Series 1997-4 Cl-A3 6.91%,

      01/25/29.........................      455        463,673

    Securitized Asset Sales, Inc.

      Series 1993-J Cl-2B 6.808%,

      11/28/23.........................      971        963,674

                                                   ------------

      (COST $18,018,029)...............              18,331,410

                                                   ------------


AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


SOVEREIGN ISSUES -- 0.0%

NETHERLANDS -- 0.0%

    Asia Pulp & Paper Fin II Mauritius

      Ltd. 12.00%, 12/29/49............  $    45   $     31,275

SOUTH KOREA -- 0.0%

    Republic of Korea 8.875%,

      04/15/08.........................       40         36,250

                                                   ------------

TOTAL SOVEREIGN ISSUES

  (COST $76,372).......................                  67,525

                                                   ------------

COMMERCIAL PAPER -- 8.1%

    Delaware Funding Corp., 5.68%,

      07/08/98.........................    5,000      4,994,478

    Falcon Asset Securitization Corp.

      5.53%, 07/20/98..................   10,000      9,970,814

    Merrill Lynch & Co., Inc. 5.63%,

      07/08/98.........................   10,000      9,989,053

    Sheffield Receivables Corp. 5.50%,

      07/10/98.........................    7,500      7,490,056

                                                   ------------

    (COST $32,444,033).................              32,444,401

                                                   ------------

REPURCHASE AGREEMENTS -- 4.0%

    J. P. Morgan Securities, Inc.,

      5.75%, dated 06/30/98, maturing

      07/01/98, repurchase price

      $15,989,553 (Collateralized by

      U.S. Treasury Bonds, par value

      $15,439,000, market value

      $16,409,255 due 02/15/26)

      (COST $15,987,000)...............   15,987     15,987,000

                                                   ------------

SHORT-TERM INVESTMENTS -- 0.3%

    Temporary Investment Cash Fund.....  529,389        529,389

    Temporary Investment Fund..........  529,389        529,389

                                                   ------------

    (COST $1,058,778)..................               1,058,778

                                                   ------------

TOTAL INVESTMENTS -- 99.5%

  (COST $364,032,422)..................             398,021,837

OTHER ASSETS LESS

  LIABILITIES -- 0.5%..................               1,853,674

                                                   ------------

NET ASSETS -- 100.0%...................            $399,875,511

                                                   ============




Foreign currency exchange contracts outstanding at June 30, 1998:





                                            IN                      UNREALIZED

SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION

MONTH        TYPE          RECEIVE         FOR        AT VALUE    (DEPRECIATION)

--------------------------------------------------------------------------------


07/98        Buy    ESP   10,369,516    $   67,753   $   67,743      $    (10)

07/98        Buy    GBP       14,214        23,648       23,714            66

10/98        Buy    GBP    1,000,000     1,626,725    1,657,358        30,633

07/98        Buy    ITL  161,163,000        90,315       90,664           349

07/98        Buy    PTE   15,050,000        81,215       81,482           267

                                        ----------   ----------      --------

                                        $1,889,656   $1,920,961      $ 31,305

                                        ==========   ==========      ========






                                            IN                      UNREALIZED

SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION

MONTH        TYPE          DELIVER         FOR        AT VALUE    (DEPRECIATION)

--------------------------------------------------------------------------------


07/98        Sell   AUD       24,479    $   14,927   $   15,161      $   (234)

07/98        Sell   CHF       24,218        15,920       15,971           (51)

07/98        Sell   GBP    1,109,598     1,833,631    1,840,193        (6,562)

07/98        Sell   HKD       10,925         1,410        1,409             1

07/98        Sell   JPY  233,000,000     1,662,197    1,697,822       (35,625)

07/98        Sell   NZD       30,299        15,531       15,727          (196)

07/98        Sell   SGD       73,117        43,493       43,269           224

                                        ----------   ----------      --------

                                        $3,587,109   $3,629,552      $(42,443)

                                        ==========   ==========      ========




# Securities with an aggregate market value of $3,787,629 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1998:





                                                  NUMBER       UNREALIZED

                                    EXPIRATION      OF        APPRECIATION

DESCRIPTION                           MONTH      CONTRACTS   (DEPRECIATION)

---------------------------------------------------------------------------


ASX Index.........................    09/98          211       $ 349,019

CAC Index (Shorted)...............    09/98          (15)        (52,003)

DAX Index (Shorted)...............    09/98           (4)        (31,812)

FTSE 100 Index (Shorted)..........    09/98          (19)        (12,624)

MIB30 Index.......................    09/98           16          80,110

NASDAQ 100 (Shorted)..............    09/98          (15)       (232,383)

Russell 2000 (Shorted)............    09/98           (7)        (55,384)

S&P 500...........................    09/98            7          41,983

U.S. Treasury 30 Year Notes.......    09/98          208         524,876

                                                               ---------

                                                               $ 611,782

                                                               =========




--------------------------------------------------------------------------------



Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



144A -- Security was purchased pursuant to Rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.6% of net assets.



See Notes to Financial Statements.

FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


CORPORATE OBLIGATIONS -- 89.7%

ADVERTISING -- 1.1%

    Lamar Advertising Co.

      Co. Guarantee Sr. Sub. Notes

      9.625%, 12/01/06.................  $ 1,700  $  1,829,625

    Outdoor Systems, Inc. Sr. Sub.

      Notes

      8.875%, 06/15/07.................    4,075     4,258,375

                                                  ------------

                                                     6,088,000

                                                  ------------

AEROSPACE -- 0.4%

    Aviation Sales Co. Sr. Sub. Notes

      144A

      8.125%, 02/15/08.................    2,500     2,456,250

                                                  ------------

AUTOMOBILE MANUFACTURERS -- 0.1%

    Oshkosh Truck Corp. Co. Guarantee

      Notes

      8.75%, 03/01/08..................      750       761,250

                                                  ------------

AUTOMOTIVE PARTS -- 1.2%

    Aftermarket Technology,

      Inc. Sr. Sub. Notes

      12.00%, 08/01/04.................    1,938     2,146,335

    Lear Corp. Sub. Notes

      9.50%, 07/15/06..................    2,500     2,737,500

    Lear Seating Corp. Sub. Notes

      8.25%, 02/01/02..................      550       554,125

    Oxford Automotive, Inc. Notes

      10.125%, 06/15/07................    1,300     1,348,750

                                                  ------------

                                                     6,786,710

                                                  ------------

BROADCASTING -- 7.1%

    Acme Television Co. Co. Guarantee

      Notes Cl-B [STEP]

      10.992%, 09/30/04................    3,100     2,573,000

    Australis Media Ltd. Sr. Disc.

      Notes [STEP]

      29.55%, 05/15/03.................       11         1,443

    Australis Media Ltd. Units [STEP]

      15.706%, 05/15/03................      625        84,375

    Big City Radio, Inc. Sr. Disc.

      Notes [STEP] 144A

      10.867%, 03/15/05................    2,950     2,242,000

    Capstar Broadcasting, Inc. Sr. Sub.

      Notes

      9.25%, 07/01/07..................    1,400     1,473,500

    Chancellor Media Corp. LA Sr. Sub.

      Notes Cl-B

      8.125%, 12/15/07.................    4,550     4,618,250

    Chancellor Media Corp. Notes Cl-B

      10.50%, 01/15/07.................    1,700     1,887,000

      8.75%, 06/15/07..................    1,750     1,828,750

    Chancellor Media Corp.

      Sr. Sub. Notes

      9.375%, 10/01/04.................    1,150     1,213,250

    Cumulus Media, Inc.

      Sr. Sub. Notes

      10.375%, 07/01/08................    1,250     1,268,750

    Diva Systems Corp. Units [STEP]

      144A

      11.896%, 03/01/08................    2,300     1,092,500






                                           PAR

                                          (000)      VALUE

                                          -----      -----


    Echostar Satellite Broadcasting Co.

      Sr. Disc. Notes [STEP]

      10.35%, 03/15/04.................  $ 4,525  $  4,185,625

    Fox Liberty Networks LLC Sr. Disc.

      Notes [STEP]

      9.534%, 08/15/07.................    5,550     3,829,500

    Fox Liberty Networks LLC Sr. Notes

      8.875%, 08/15/07.................    1,125     1,150,312

    NWCG Holding Corp. Sr. Disc. Notes

      [ZCB]

      13.196%, 06/15/99................      300       284,178

    SFX Broadcasting, Inc. Sr. Sub.

      Notes Cl-B

      10.75%, 05/15/06.................    1,175     1,301,312

    Sinclair Broadcasting Group, Inc.

      Sr. Sub. Notes

      10.00%, 09/30/05.................    2,500     2,693,750

      9.00%, 07/15/07..................    2,000     2,090,000

      8.75%, 12/15/07..................    2,000     2,070,000

    Sullivan Broadcasting Holdings Co.

      Sr. Sub. Notes

      10.25%, 12/15/05.................    1,800     2,061,252

      13.25%, 12/15/06.................      150       252,750

    Young Broadcasting, Inc. Sr. Sub.

      Notes

      10.125%, 02/15/05................    1,175     1,274,875

    Young Broadcasting, Inc. Sr. Sub.

      Notes Cl-B

      9.00%, 01/15/06..................      500       528,750

                                                  ------------

                                                    40,005,122

                                                  ------------

BUILDING MATERIALS -- 0.7%

    American Builders & Contractors

      Supply Co., Inc. Notes Cl-B

      10.625%, 05/15/07................    1,625     1,633,125

    Falcon Building Products, Inc. Co.

      Guarantee Notes Cl-B [STEP]

      9.868%, 06/15/07.................    2,500     1,675,000

    Falcon Building Products, Inc. Co.

      Guarantee Sr. Sub. Notes Cl-B

      9.50%, 06/15/07..................      350       346,500

                                                  ------------

                                                     3,654,625

                                                  ------------

BUSINESS SERVICES -- 1.1%

    Dialog Corp. PLC Sr. Sub. Notes

      Cl-A

      11.00%, 11/15/07.................    2,750     3,025,000

    U.S. Office Products Co. Sr. Sub.

      Notes 144A

      9.75%, 06/15/08..................    2,825     2,856,781

                                                  ------------

                                                     5,881,781

                                                  ------------

CAPITAL GOODS -- 0.6%

    Buckeye Cellulos Corp. Sr. Sub.

      Notes

      8.50%, 12/15/05..................    1,500     1,522,500

      9.25%, 09/15/08..................    1,750     1,837,500

                                                  ------------

                                                     3,360,000

                                                  ------------

CHEMICALS -- 1.9%

    Foamex Capital Corp. Sr. Sub. Notes

      13.50%, 08/15/05.................      500       580,000


FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


    ISP Holdings, Inc. Sr. Notes Cl-B

      9.75%, 02/15/02..................  $ 1,000  $  1,055,000

      9.00%, 10/15/03..................    1,475     1,537,687

    Polymer Group, Inc. Co. Guarantee

      Notes Cl-B

      9.00%, 07/01/07..................    4,275     4,360,500

    Polymer Group, Inc. Sr. Sub. Notes

      144A

      8.75%, 03/01/08..................    1,350     1,353,375

    RBX Corp. Notes Cl-B

      11.25%, 10/15/05.................    1,000       610,000

    Sterling Chemicals Holdings, Inc.

      Sr. Disc. Notes [STEP]

      11.611%, 08/15/08................    2,350     1,351,250

                                                  ------------

                                                    10,847,812

                                                  ------------

CLOTHING & APPAREL -- 1.9%

    Boyds Collection Ltd. Sr. Sub.

      Notes 144A

      9.00%, 05/15/08..................    1,950     1,954,875

    Brylane LP Sr. Sub. Notes Cl-B

      10.00%, 09/01/03.................    1,325     1,401,187

    Dyersburg Corp. Co. Guarantee Notes

      Cl-B

      9.75%, 09/01/07..................    1,725     1,656,000

    GFSI, Inc. Sr. Sub. Notes Cl-B

      9.625%, 03/01/07.................      850       888,250

    Hosiery Corp. of America, Inc. Sr.

      Sub. Notes

      13.75%, 08/01/02.................      500       552,500

    Pillowtex Corp. Co. Guarantee Notes

      Cl-B

      9.00%, 12/15/07..................    2,125     2,194,062

    Pillowtex Corp. Sr. Sub. Notes

      10.00%, 11/15/06.................    1,950     2,096,250

                                                  ------------

                                                    10,743,124

                                                  ------------

COMPUTER SERVICES & SOFTWARE -- 0.9%

    Alvey Systems, Inc. Sr. Sub. Notes

      11.375%, 01/31/03................    1,750     1,903,125

    American Business Information, Inc.

      Sr. Sub. Notes 144A

      9.50%, 06/15/08..................    2,000     2,020,000

    PSINet, Inc. Sr. Notes Cl-B

      10.00%, 02/15/05.................    1,200     1,233,000

                                                  ------------

                                                     5,156,125

                                                  ------------

CONGLOMERATES -- 1.0%

    Eagle-Picher Industries, Inc. Sr.

      Sub. Notes 144A

      9.375%, 03/01/08.................    2,500     2,537,500

    Hermes Europe Railtel BV Sr. Notes

      11.50%, 08/15/07.................    2,875     3,234,375

                                                  ------------

                                                     5,771,875

                                                  ------------

CONSTRUCTION -- 0.7%

    American Architectural Co. Co.

      Guarantee Notes

      11.75%, 12/01/07.................    1,400     1,449,000






                                           PAR

                                          (000)      VALUE

                                          -----      -----


    Building Materials Corp. Sr. Notes

      Cl-B

      8.00%, 10/15/07..................  $ 2,250  $  2,272,500

                                                  ------------

                                                     3,721,500

                                                  ------------

CONSUMER PRODUCTS & SERVICES -- 5.4%

    American Safety Razor Co. Sr. Notes

      9.875%, 08/01/05.................    1,250     1,334,375

    Amscan Holdings, Inc. Sr. Sub.

      Notes

      9.875%, 12/15/07.................    1,000     1,015,000

    Cabot Safety Corp. Sr. Sub. Notes

      12.50%, 07/15/05.................    1,500     1,691,250

    Chattem, Inc. Sr. Sub. Notes 144A

      8.875%, 04/01/08.................    2,200     2,178,000

    Collins & Aikman Floor Coverings

      Corp. Sr. Sub. Notes

      10.00%, 01/15/07.................    1,400     1,477,000

    Collins & Aikman Products Corp. Sr.

      Sub. Notes

      11.50%, 04/15/06.................    3,750     4,195,312

    Diamond Brands Operating, Inc. Sr.

      Sub. Notes 144A

      10.125%, 04/15/08................      700       703,500

    Diamond Brands Operating, Inc.

      Debs. [STEP] 144A

      12.83%, 04/15/09.................    1,500       810,000

    Herff Jones, Inc. Sr. Sub. Notes

      11.00%, 08/15/05.................      550       602,250

    Glenoit Corp. Co. Guarantee Notes

      11.00%, 04/15/07.................    2,000     2,150,000

    NBTY, Inc. Sr. Sub. Notes Cl-B

      8.625%, 09/15/07.................    2,350     2,397,000

    Playtex Family Products Corp. Sr.

      Sub. Notes

      9.00%, 12/15/03..................    2,100     2,163,000

    Playtex Products, Inc. Notes Cl-B

      8.875%, 07/15/04.................      850       875,500

    Revlon Consumer Products Corp. Sr.

      Notes

      8.125%, 02/01/06.................    1,700     1,691,500

    Revlon Consumer Products Corp. Sr.

      Sub. Notes

      8.625%, 02/01/08.................    5,000     5,025,000

    Simmons Co. Sr. Sub. Notes

      10.75%, 04/15/06.................    1,250     1,343,750

    Westpoint Stevens, Inc. Sr. Sub.

      Debs.

      11.00%, 04/15/07.................    1,000       890,000

                                                  ------------

                                                    30,542,437

                                                  ------------

CONTAINERS & PACKAGING -- 1.8%

    Container Corp. of America Sr.

      Notes

      11.25%, 05/01/04.................      250       271,250

    Four M Corp. Sr. Notes

      12.00%, 06/01/06.................    1,300     1,397,500

    Owens-Illinois, Inc. Sr. Notes

      8.10%, 05/15/07..................    1,000     1,068,770

    Plastic Containers, Inc. Sr. Notes

      Cl-B

      10.00%, 12/15/06.................      450       486,000


FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


    Stone Container Corp. Sr. Notes

      12.58%, 08/01/16 [VR]............  $ 1,550  $  1,736,000

      11.50%, 10/01/04.................    1,200     1,293,000

    Tekni-Plex, Inc. Co. Guarantee Sr.

      Sub. Notes Cl-B

      9.25%, 03/01/08..................    3,750     3,768,750

                                                  ------------

                                                    10,021,270

                                                  ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%

    Amphenol Corp. Sr. Sub. Notes

      9.875%, 05/15/07.................    2,000     2,115,000

    Electronic Retailing Systems, Inc.

      Sr. Disc. Notes [STEP]

      13.25%, 02/01/04.................      875       389,375

    Viasystems, Inc. Sr. Sub. Notes

      Cl-B

      9.75%, 06/01/07..................    1,625     1,600,625

                                                  ------------

                                                     4,105,000

                                                  ------------

ENTERTAINMENT & LEISURE -- 2.8%

    AMF Group, Inc. Sr. Disc. Notes

      [STEP]

      10.188%, 03/15/06................    3,137     2,525,285

    Premier Parks, Inc. Sr. Disc. Notes

      [STEP]

      9.883%, 04/01/08.................    3,450     2,311,500

    Premier Parks, Inc. Sr. Notes

      9.25%, 04/01/06..................      875       906,719

      9.75%, 01/15/07..................      450       491,062

    Premier Parks, Inc. Sr. Notes Cl-A

      12.00%, 08/15/03.................    1,600     1,780,000

    Regal Cinemas, Inc. Sr. Sub. Notes

      144A

      9.50%, 06/01/08..................    3,500     3,552,500

    Six Flags Theme Parks Corp. Sr.

      Sub. Notes Cl-A [STEP]

      12.25%, 06/15/05.................    3,625     4,132,500

                                                  ------------

                                                    15,699,566

                                                  ------------

ENVIRONMENTAL SERVICES -- 1.2%

    Allied Waste Industries, Inc. Sr.

      Disc. Notes [STEP]

      9.981%, 06/01/07.................    5,150     3,798,125

    Allied Waste North America, Inc.

      Co. Guarantee Notes

      10.25%, 12/01/06.................    2,700     2,973,375

                                                  ------------

                                                     6,771,500

                                                  ------------

EQUIPMENT SERVICES -- 0.4%

    Coinmach Corp. Sr. Notes Cl-D

      11.75%, 11/15/05.................    1,981     2,218,720

                                                  ------------

FARMING & AGRICULTURE -- 0.5%

    Dimon, Inc. Sr. Notes

      8.875%, 06/01/06.................    1,950     1,950,000

    Purina Mills, Inc. Sr. Sub. Notes

      144A

      9.00%, 03/15/10..................      950       978,500

                                                  ------------

                                                     2,928,500

                                                  ------------






                                           PAR

                                          (000)      VALUE

                                          -----      -----


FINANCIAL-BANK & TRUST -- 1.4%

    First Nationwide Holdings, Inc. Sr.

      Sub. Notes

      9.125%, 01/15/03.................  $   525  $    547,312

      10.625%, 10/01/03................    6,375     7,187,812

                                                  ------------

                                                     7,735,124

                                                  ------------

FINANCIAL SERVICES -- 0.7%

    ContiFinancial Corp. Sr. Notes

      8.125%, 04/01/08.................    1,400     1,419,194

    PX Escrow Corp. Sr. Disc. Notes

      [STEP] 144A

      9.395%, 02/01/06.................    1,075       776,687

    Unifrax Investment Corp. Sr. Notes

      10.50%, 11/01/03.................    1,650     1,732,500

                                                  ------------

                                                     3,928,381

                                                  ------------

FOOD -- 4.2%

    Ameriserv Food Distributor, Inc.

      Co. Guarantee Sr. Sub. Notes

      8.875%, 10/15/06.................    1,200     1,212,000

      10.125%, 07/15/07................    3,300     3,411,375

    Aurora Foods, Inc. Sr. Sub. Notes

      144A

      8.75%, 07/01/08..................    1,250     1,275,000

    Aurora Foods, Inc. Sr. Sub. Notes

      Cl-B

      9.875%, 02/15/07.................    1,775     1,890,375

    Carr-Gottstein Foods Co. Sr. Sub.

      Notes

      12.00%, 11/15/05.................    1,025     1,148,000

    Curtice-Burns Foods, Inc. Sr. Sub.

      Notes

      12.25%, 02/01/05.................    1,100     1,210,000

    Di Giorgio Corp. Sr. Notes Cl-B

      10.00%, 06/15/07.................    1,350     1,346,625

    Eagle Family Foods, Inc. Sr. Sub.

      Notes 144A

      8.75%, 01/15/08..................    1,450     1,417,375

    International Home Foods, Inc. Sr.

      Sub. Notes

      10.375%, 11/01/06................    3,800     4,142,000

    Jitney-Jungle Stores, Inc. Sr. Sub.

      Notes

      10.375%, 09/15/07................    2,850     3,056,625

    Nebco Evans Holding Co. Sr. Disc.

      Notes [STEP]

      11.645%, 07/15/07................    1,250       868,750

    Stater Brothers Holdings, Inc. Sr.

      Sub. Notes

      9.00%, 07/01/04..................    1,125     1,158,750

    Van de Kamps, Inc. Sr. Sub. Notes

      12.00%, 09/15/05.................    1,450     1,660,250

                                                  ------------

                                                    23,797,125

                                                  ------------

FURNITURE -- 0.5%

    Sealy Mattress Co. Sr. Disc. Notes

      [STEP] 144A

      10.875%, 12/15/07................    1,000       655,000

    Sealy Mattress Co. Sr. Sub. Notes

      144A

      9.875%, 12/15/07.................      775       794,375


FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


    Werner Holdings Co., Inc. Co.

      Guarantee Notes Cl-A

      10.00%, 11/15/07.................  $ 1,100  $  1,149,500

                                                  ------------

                                                     2,598,875

                                                  ------------

HEALTHCARE SERVICES -- 3.6%

    Alliance Imaging, Inc. Sr. Sub.

      Notes

      9.625%, 12/15/05.................    1,150     1,167,250

    Everest Healthcare Services, Inc.

      Sr. Sub. Notes 144A

      9.75%, 05/01/08..................    1,575     1,614,375

    Fisher Scientific International,

      Inc. Sr. Sub. Notes

      9.00%, 02/01/08..................    1,725     1,725,000

    Genesis Health Ventures, Inc. Sr.

      Sub. Notes

      9.75%, 06/15/05..................    1,250     1,290,625

    Hudson Respiratory Care, Inc. Sr.

      Sub. Notes 144A

      9.125%, 04/15/08.................      850       811,750

    Icon Fitness Corp. Sr. Disc. Notes

      Cl-B [STEP]

      14.00%, 11/15/06.................    1,100       335,500

    Icon Health & Fitness Corp. Sr.

      Sub. Notes Cl-B

      13.00%, 07/15/02.................    1,755     1,763,775

    Oxford Health Plans, Inc. Sr. Notes

      144A

      11.00%, 05/15/05.................      350       358,750

    Tenet Healthcare Corp. Sr. Sub.

      Notes

      8.00%, 01/15/05..................    4,200     4,325,034

      8.625%, 01/15/07.................    3,500     3,631,250

      8.125%, 12/01/08 144A............    3,000     3,030,000

                                                  ------------

                                                    20,053,309

                                                  ------------

HOTELS & MOTELS -- 0.2%

    Courtyard by Marriott Sr. Notes

      10.75%, 02/01/08.................    1,100     1,212,750

                                                  ------------

INDUSTRIAL PRODUCTS -- 2.1%

    Accuride Corp. Sr. Sub. Notes 144A

      9.25%, 02/01/08..................    1,500     1,507,500

    Continental Global Group, Inc. Sr.

      Notes Cl-B

      11.00%, 04/01/07.................    2,100     2,194,500

    Grove Worldwide, Inc. LLC Sr. Sub.

      Notes 144A

      9.25%, 05/01/08..................      775       771,125

    JTM Industries, Inc. Sr. Sub. Notes

      144A

      10.00%, 04/15/08.................    1,600     1,632,000

    MMI Products, Inc. Sr. Sub. Notes

      Cl-B

      11.25%, 04/15/07.................    1,600     1,760,000

    Wesco Distribution, Inc. Sr. Sub.

      Notes 144A

      10.75%, 06/01/08.................    3,050     3,034,750






                                           PAR

                                          (000)      VALUE

                                          -----      -----


    Wesco International, Inc. Sr. Disc.

      Notes [STEP] 144A

      11.15%, 06/01/08.................  $ 1,400  $    826,000

                                                  ------------

                                                    11,725,875

                                                  ------------

MACHINERY & EQUIPMENT -- 1.6%

    Anchor Lamina, Inc. Sr. Sub. Notes

      9.88%, 02/01/08..................    1,225     1,200,500

    Clark Materials Handling Corp. Co.

      Guarantee Sr. Sub. Notes

      10.75%, 11/15/06.................    2,625     2,795,625

    Columbus McKinnon Corp. Sr. Sub.

      Notes 144A

      8.50%, 04/01/08..................    1,050     1,042,125

    Fairfield Manufacturing Co. Sr.

      Sub. Notes

      11.375%, 07/01/01................      900       938,250

    Hawk Corp. Sr. Notes

      10.25%, 12/01/03.................      160       174,400

    Johnstown America Industries, Inc.

      Sr. Sub. Notes Cl-C

      11.75%, 08/15/05.................      700       778,750

    National Equipment Services Sr.

      Sub. Notes 144A

      10.00%, 11/30/04.................    1,275     1,294,125

    Ryder TRS, Inc. Sr. Sub. Notes

      11.50%, 08/01/06.................      672       776,160

                                                  ------------

                                                     8,999,935

                                                  ------------

MEDICAL SUPPLIES & EQUIPMENT -- 0.7%

    CONMED Corp. Co. Guarantee Sr. Sub.

      Notes

      9.00%, 03/15/08..................    1,200     1,200,000

    Dade International, Inc. Sr. Sub.

      Notes Cl-B

      11.125%, 05/01/06................    2,325     2,627,250

                                                  ------------

                                                     3,827,250

                                                  ------------

METALS & MINING -- 1.9%

    AEI Holding Co. Sr. Notes 144A

      10.00%, 11/15/07.................    1,400     1,403,500

    Anker Coal Group, Inc. Sr. Notes

      Cl-B

      9.75%, 10/01/07..................      450       411,750

    Euramax International PLC Sr. Sub.

      Notes

      11.25%, 10/01/06.................    1,375     1,491,875

    GS Technologies Operating Corp. Sr.

      Notes

      12.00%, 09/01/04.................      975     1,060,312

      12.25%, 10/01/05.................    1,525     1,692,750

    Neenah Corp. Sr. Sub. Notes Cl-B

      11.125%, 05/01/07................    1,375     1,505,625

    Royal Oak Mines, Inc. Sr. Sub.

      Notes

      11.00%, 08/15/06.................    1,150       983,250

    Ryerson Tull, Inc. Notes

      8.50%, 07/15/01..................    1,000     1,045,000

      9.125%, 07/15/06.................      900     1,003,500

                                                  ------------

                                                    10,597,562

                                                  ------------


FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


OFFICE EQUIPMENT -- 0.4%

    United Stationers Supply Co. Sr.

      Sub. Notes

      12.75%, 05/01/05.................  $ 1,169  $  1,338,505

      8.375%, 04/15/08 144A............      800       804,000

                                                  ------------

                                                     2,142,505

                                                  ------------

OIL & GAS -- 4.1%

    Abraxas Petroleum Corp. Co.

      Guarantee Notes Cl-D

      11.50%, 11/01/04.................    1,525     1,578,375

    Chiles Offshore LLC Sr. Notes 144A

      10.00%, 05/01/08.................    1,875     1,818,750

    Dailey International, Inc. Co.

      Guarantee Notes Cl-B

      9.50%, 02/15/08..................    3,700     3,644,500

    DI Industries, Inc. Sr. Notes

      8.875%, 07/01/07.................    1,525     1,479,250

    Forcenergy, Inc. Sr. Sub. Notes

      9.50%, 11/01/06..................    2,650     2,676,500

      8.50%, 02/15/07..................    1,450     1,377,500

    Houston Exploration Co. Sr. Sub.

      Notes Cl-B

      8.625%, 01/01/08.................    1,000     1,000,000

    KCS Energy, Inc. Sr. Sub. Notes

      8.875%, 01/15/08.................    1,200     1,146,000

    Nuevo Energy Co. Sr. Sub. Notes

      144A

      8.875%, 06/01/08.................      625       635,937

    Ocean Energy, Inc. Sr. Sub. Notes

      10.375%, 10/15/05................    1,775     1,961,375

    Pacalta Resource Ltd. Sr. Notes

      Cl-B

      10.75%, 06/15/04.................    1,050     1,050,000

    Pride Petroleum Services, Inc. Sr.

      Notes

      9.375%, 05/01/07.................    2,500     2,643,750

    Universal Compression Holdings,

      Inc. Sr. Disc. Notes [STEP] 144A

      11.375%, 02/15/09................      350       215,250

      9.739%, 02/15/08.................    3,175     2,016,125

                                                  ------------

                                                    23,243,312

                                                  ------------

PAPER & FOREST PRODUCTS -- 0.3%

    S.D. Warren Co. Sr. Sub. Notes

      12.00%, 12/15/04.................    1,300     1,446,250

                                                  ------------

PRINTING & PUBLISHING -- 1.9%

    Affiliated Newspaper Investments,

      Inc. Sr. Disc. Notes [STEP]

      12.733%, 07/01/06................    2,200     2,145,000

    Garden State Newspapers, Inc.

      Sr. Sub. Notes

      12.00%, 07/01/04.................      200       223,000

    Garden State Newspapers, Inc. Sr.

      Sub. Notes Cl-B

      8.75%, 10/01/09..................    2,575     2,626,500

    Hollinger International Publishing

      Co. Guarantee Notes

      9.25%, 02/01/06..................      800       840,000






                                           PAR

                                          (000)      VALUE

                                          -----      -----


    Hollinger International Publishing

      Co. Guarantee Sr. Sub. Notes

      9.25%, 03/15/07..................  $ 1,950  $  2,047,500

    K-III Communications Corp. Sr.

      Notes

      8.50%, 02/01/06..................    1,000     1,027,450

    Ziff-Davis, Inc. Sr. Sub. Notes

      8.50%, 05/01/08..................    1,575     1,598,625

                                                  ------------

                                                    10,508,075

                                                  ------------

REAL ESTATE -- 0.3%

    Trizec Finance Ltd. Sr. Notes

      10.875%, 10/15/05................    1,457     1,646,410

                                                  ------------

RETAIL & MERCHANDISING -- 0.4%

    Community Distributors, Inc. Co.

      Guarantee Notes Cl-B

      10.25%, 10/15/04.................    1,000     1,015,000

    Leslie's Poolmart, Inc. Sr. Notes

      10.375%, 07/15/04................      950     1,002,250

                                                  ------------

                                                     2,017,250

                                                  ------------

SEMICONDUCTORS -- 0.2%

    Fairchild Semiconductor Corp. Sr.

      Sub. Notes

      10.125%, 03/15/07................      800       820,000

                                                  ------------

TELECOMMUNICATIONS -- 30.2%

    American Cellular Corp. Sr. Notes

      144A

      10.50%, 05/15/08.................    3,150     3,157,875

    Arch Communications Group, Inc. Sr.

      Disc. Notes [STEP]

      14.416%, 03/15/08................    1,200       672,000

    Arch Communications, Inc. Sr. Notes

      144A

      12.75%, 07/01/07.................    1,400     1,421,000

    Call-Net Enterprises, Inc. Sr.

      Disc. Notes [STEP]

      8.522%, 08/15/07.................    4,100     2,890,500

    Charter Communications Southeast

      Holdings Capital Corp. Disc.

      Notes Cl-B [STEP]

      10.733%, 03/15/07................      900       742,500

    Charter Communications Southeast

      Holdings Capital Corp. Sr. Notes

      Cl-B

      11.25%, 03/15/06.................    1,150     1,282,250

    Comcast Cellular Holdings Corp. Sr.

      Notes Cl-B

      9.50%, 05/01/07..................    1,975     2,073,750

    Comcast Corp. Sr. Sub. Debs.

      9.375%, 05/15/05.................    2,500     2,681,250

    Comcast U.K. Cable Corp. Debs.

      [STEP]

      10.997%, 11/15/07................    2,900     2,436,000

    CSC Holdings, Inc. Sr. Notes

      7.875%, 12/15/07.................    1,700     1,802,000

    CSC Holdings, Inc. Sr. Sub. Debs.

      9.875%, 02/15/13.................      500       553,750


FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


    CSC Holdings, Inc. Sr. Sub Notes

      9.25%, 11/01/05..................  $ 3,925  $  4,219,375

      9.875%, 05/15/06.................      300       330,000

    Diamond Cable Communications PLC

      Sr. Disc. Notes [STEP]

      10.751%, 12/15/05................    4,000     3,330,000

    Diamond Holdings PLC Sr. Notes

      9.125%, 02/01/08.................    1,875     1,968,750

    e.spire Communications, Inc. Sr.

      Disc. Notes [STEP]

      10.856%, 11/01/05................      600       489,000

      13.748%, 04/01/06................    1,400     1,085,000

    e.spire Communications, Inc. Sr.

      Notes

      13.75%, 07/15/07.................      875     1,004,062

    Esprit Telecom Group PLC Sr. Notes

      11.50%, 12/15/07.................      750       775,313

    HighwayMaster Communications, Inc.

      Sr. Notes Cl-B

      13.75%, 09/15/05.................    1,050       787,500

    ICG Services, Inc. Sr. Disc. Notes

      [STEP] 144A

      9.875%, 05/01/08.................      850       497,250

    Intelcom Group (U.S.A.), Inc. Notes

      [STEP]

      10.013%, 05/01/06................    3,000     2,358,750

    Intermedia Communications of

      Florida, Inc. Sr. Disc. Notes

      [STEP]

      10.749%, 05/15/06................    4,850     4,001,250

    Intermedia Communications, Inc. Sr.

      Disc. Notes Cl-B [STEP]

      7.758%, 07/15/07.................    2,325     1,708,875

    Intermedia Communications, Inc. Sr.

      Notes 144A

      8.60%, 06/01/08..................    1,900     1,933,250

    Intermedia Communications, Inc. Sr.

      Notes Cl-B

      8.875%, 11/01/07.................    1,000     1,025,000

    International CableTel, Inc. Sr.

      Notes Cl-B [STEP]

      10.408%, 02/01/06................    5,100     4,207,500

      10.153%, 04/15/05................    1,050       929,250

    IXC Communications, Inc. Sr. Sub.

      Notes 144A

      9.00%, 04/15/08..................    1,450     1,460,875

    Lenfest Communications, Inc. Sr.

      Notes

      8.375%, 11/01/05.................    2,150     2,295,125

    Lenfest Communications, Inc. Sr.

      Sub. Notes 144A

      8.25%, 02/15/08..................    1,775     1,850,438

    Level 3 Communications, Inc. Sr.

      Notes 144A

      9.125%, 05/01/08.................    9,500     9,310,000

    McLeodUSA, Inc. Sr. Disc. Notes

      [STEP]

      9.976%, 03/01/07.................    3,625     2,718,750

    McLeodUSA, Inc. Sr. Notes

      9.25%, 07/15/07..................    1,300     1,355,250

      8.375%, 03/15/08.................    1,250     1,253,125






                                           PAR

                                          (000)      VALUE

                                          -----      -----


    MetroNet Communications Corp. Sr.

      Disc. Notes [STEP]

      9.895%, 06/15/08 144A............  $ 4,550  $  2,838,063

      10.299%, 11/01/07................    1,925     1,282,531

    MetroNet Communications Corp. Sr.

      Notes

      12.00%, 08/15/07.................    1,525     1,723,250

    Millicom International Cellular,

      Inc. SA Sr. Disc. Notes [STEP]

      11.01%, 06/01/06.................    4,275     3,323,813

    Nextel Communications, Inc. Sr.

      Disc. Notes [STEP]

      9.859%, 02/15/08 144A............    8,200     5,319,750

      10.053%, 09/15/07................    3,375     2,303,438

    Nextel International, Inc. Sr.

      Disc. Notes [STEP] 144A

      12.125%, 04/15/08................    1,750     1,028,125

    NEXTLINK Communications, Inc. Sr.

      Disc. Notes [STEP] 144A

      9.45%, 04/15/08..................    2,000     1,235,000

    NEXTLINK Communications, Inc. Sr.

      Notes

      9.625%, 10/01/07.................    1,250     1,281,250

      9.00%, 03/15/08 144A.............    1,575     1,575,000

    NTL, Inc. Sr. Notes [STEP] 144A

      9.602%, 04/01/08.................    5,525     3,618,875

    Paging Network, Inc. Sr. Sub. Notes

      10.00%, 10/15/08.................    5,100     5,323,125

    Pathnet, Inc. Units 144A

      12.25%, 04/15/08.................    2,350     2,502,750

    Pegasus Communications Corp. Sr.

      Notes Cl-B

      9.625%, 10/15/05.................    2,125     2,199,375

    Pegasus Media & Communications,

      Inc. Notes

      12.50%, 07/01/05.................      975     1,106,625

    Qwest Communications International,

      Inc. Sr. Disc. Notes [STEP]

      8.29%, 02/01/08 144A.............    2,250     1,631,250

      8.591%, 10/15/07.................    3,100     2,328,875

    Qwest Communications International,

      Inc. Sr. Notes Cl-B

      10.875%, 04/01/07................    1,750     2,021,250

    Rogers Cablesystems of America,

      Inc. Sr. Notes

      10.00%, 12/01/07.................    1,350     1,505,250

      11.00%, 12/01/15.................      750       866,250

    Rogers Cablesystems of America,

      Inc. Sr. Notes Cl-B

      10.00%, 03/15/05.................    2,500     2,787,500

    Rogers Cantel, Inc. Sr. Sub. Notes

      8.80%, 10/01/07..................    4,000     3,985,000

    Sitel Corp. Sr. Sub. Notes 144A

      9.25%, 03/15/06..................    2,800     2,730,000

    Sygnet Wireless, Inc. Sr. Notes

      11.50%, 10/01/06.................    1,425     1,567,500


FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)      VALUE

                                          -----      -----


    Telecommunications Techniques Co.

      Sr. Sub. Notes 144A

      9.75%, 05/15/08..................  $ 3,250  $  3,339,375

    Telesystem International Wireless,

      Inc. Sr. Disc. Notes C1-B [STEP]

      12.344%, 06/30/07................    5,125     3,395,313

    Telesystem International Wireless,

      Inc. Sr. Disc. Notes C1-C [STEP]

      10.50%, 11/01/07.................      800       478,000

    Telewest Communications PLC Debs.

      [STEP]

      10.457%, 10/01/07................    8,325     6,909,750

    Teligent, Inc. Sr. Disc. Notes

      [STEP] 144A

      11.70%, 03/01/08.................    1,000       550,000

    Teligent, Inc. Sr. Notes

      11.50%, 12/01/07.................    3,250     3,290,625

    Triton Communications LLC Sr. Disc.

      Notes [STEP] 144A

      11.00%, 05/01/08.................    4,525     2,567,938

    UIH Australia Pacific, Inc. Sr.

      Disc. Notes [STEP]

      12.854%, 05/15/06................    3,100     1,875,500

    United International Holdings, Inc.

      Sr. Disc. Notes Cl-B [STEP]

      10.75%, 02/15/08.................    4,300     2,687,500

    US Xchange LLC Sr. Notes 144A

      15.00%, 07/01/08.................    1,425     1,471,313

    USA Mobile Communications Holdings,

      Inc. Sr. Notes

      9.50%, 02/01/04..................    1,050       960,750

    Vanguard Cellular Systems, Inc.

      Debs.

      9.375%, 04/15/06.................    2,000     2,110,000

    Viacom, Inc. Sub. Debs.

      8.00%, 07/07/06..................   10,000    10,362,500

    Viatel, Inc. Units 144A

      11.473%, 04/15/08 [STEP].........      850       522,750

      11.25%, 04/15/08.................    2,525     2,663,875

                                                  ------------

                                                   169,875,597

                                                  ------------

TRANSPORTATION -- 2.8%

    Allied Holdings, Inc. Notes Cl-B

      8.625%, 10/01/07.................    1,400     1,414,000

    Ameritruck Distribution Corp. Sr.

      Sub. Notes

      12.25%, 11/15/05.................    1,950     1,140,750

    Chemical Leaman Corp. Sr. Notes

      10.375%, 06/15/05................    1,500     1,593,750

    Gearbulk Holding Ltd. Sr. Notes

      11.25%, 12/01/04.................    1,400     1,536,500

    Holt Group Sr. Notes 144A

      9.75%, 01/15/06..................    1,350     1,329,750

    Johnstown America Industries, Inc.

      Sr. Sub. Notes

      11.75%, 08/15/05.................      600       667,500

    Statia Terminals, Inc. First Mtge.

      Cl-A

      11.75%, 11/15/03.................    1,000     1,050,000






                                           PAR

                                          (000)      VALUE

                                          -----      -----


    Stena AB Sr. Notes

      10.50%, 12/15/05.................  $ 3,275  $  3,577,938

      8.75%, 06/15/07..................    2,175     2,191,313

      10.625%, 06/01/08................    1,250     1,273,438

                                                  ------------

                                                    15,774,939

                                                  ------------

UTILITIES -- 0.7%

    California Energy Co., Inc. Sr.

      Notes

      9.50%, 09/15/06..................    1,000     1,083,750

    El Paso Electric Co. First Mtge.

      Cl-E

      9.40%, 05/01/11..................    1,075     1,242,990

    International Utility Structures,

      Inc. Sr. Sub. Notes 144A

      10.75%, 02/01/08.................      725       743,125

    Niagara Mohawk Power Corp. Sr.

      Disc. Notes Cl-H [STEP]

      8.419%, 07/01/10.................    1,600     1,108,832

                                                  ------------

                                                     4,178,697

                                                  ------------

TOTAL CORPORATE OBLIGATIONS

  (COST $493,575,731)..................            503,650,388

                                                  ------------

U.S. TREASURY OBLIGATIONS -- 0.7%

U.S. TREASURY NOTES

      5.75%, 08/15/03

      (COST $3,807,817)................    4,000     4,043,920

                                                  ------------






                                          SHARES

                                          ------


COMMON STOCK -- 0.1%

BROADCASTING -- 0.0%

    Sullivan Broadcasting Holdings

      Co.* ............................     2,400        72,000

                                                   ------------

CAPITAL GOODS -- 0.0%

    Australis Holdings Warrants*.......     1,000             0

                                                   ------------

CHEMICALS -- 0.0%

    Sterling Chemicals Holdings

      Warrants*........................     1,075        25,800

                                                   ------------

CLOTHING & APPAREL -- 0.0%

    Hosiery Corp. of America, Inc.* ...       400         2,000

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%

    Electronic Retailing, Inc. 144A ...       875         8,750

                                                   ------------

ENVIRONMENTAL SERVICES -- 0.0%

    ICF Kaiser International, Inc.

      Warrants*........................     1,200           300

                                                   ------------

HEALTHCARE SERVICES -- 0.0%

    Icon Health & Fitness Warrants

      144A*............................       250         1,250

                                                   ------------

METALS & MINING -- 0.0%

    Bar Technologies, Inc. Warrants

      144A*............................       300        16,500

                                                   ------------

PRINTING & PUBLISHING -- 0.0%

    Affiliated Newspaper Investments,

      Inc.*............................     1,000       120,000

                                                   ------------

TELECOMMUNICATIONS -- 0.1%

    Cellular Communications

      International, Inc. Warrants*....     1,100        44,000

    HighwayMaster Communications, Inc.

      Warrants*........................     1,050         2,625


FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------





                                          SHARES      VALUE

                                          ------      -----


    MetroNet Communications Corp.

      Warrants 144A*...................     1,525  $     72,628

    Pegasus Communications Corp.

      144A.............................     1,128        24,534

    Pegasus Communications Corp.

      Warrants*........................     1,500        49,500

    UIH Australia Warrants*............     3,100        15,888

    Wireless One, Inc. Warrants*.......     1,500             0

                                                   ------------

                                                        209,175

                                                   ------------

TOTAL COMMON STOCK

  (COST $28,237).......................                 455,775

                                                   ------------

PREFERRED STOCK -- 4.6%

BROADCASTING -- 1.8%

    American Radio Systems Corp. Cl-B

      11.375% [PIK]....................    18,357     2,184,483

    Capstar Broadcasting Corp. 12.00%

      [PIK]............................     7,335       865,554

    Chancellor Broadcasting Co.

      12.25% [PIK].....................     7,500     1,080,000

    Cumulus Media, Inc. Cl-A 13.75%....     1,250     1,278,125

    Echostar Communications Corp. Cl-B

      12.125% [PIK]....................       628       697,558

    SFX Broadcasting, Inc. Cl-E 12.625%

      [PIK]............................    16,106     1,912,588

    Sinclair Broadcast Group, Inc. Cl-A

      $11.625..........................    18,500     2,051,188

                                                   ------------

                                                     10,069,496

                                                   ------------

FINANCIAL SERVICES -- 0.2%

    California Federal Capital Corp.

      Cl-A 9.125% [PIK]................    30,000       828,750

                                                   ------------

FOOD -- 0.1%

    Nebco Evans Holding Co. 11.25%

      [PIK]............................     7,186       734,746

                                                   ------------

HEALTHCARE SERVICES -- 0.1%

    River Holding Corp. 11.50% [PIK]

      144A.............................     5,000       508,750

                                                   ------------

INDUSTRIAL PRODUCTS -- 0.0%

    International Utility Structures,

      Inc. $13.00 [PIK] 144A...........       125       136,875

                                                   ------------

MACHINERY & EQUIPMENT -- 0.1%

    Fairfield Manufacturing Co., Inc.

      $11.25...........................       650       705,250

                                                   ------------




                                          SHARES      VALUE

                                          ------      -----


PRINTING & PUBLISHING -- 1.0%

    Primedia, Inc. Cl-H $8.625.........    30,500  $  2,973,750

    Primedia, Inc. Cl-D $10.00.........    10,750     1,136,813

    Primedia, Inc. Cl-F $9.20..........    15,000     1,526,250

                                                   ------------

                                                      5,636,813

                                                   ------------

TELECOMMUNICATIONS -- 1.1%

    Bendek Communications Corp.

      11.50% [PIK] 144A................     1,600     1,616,000

    Nextel Communications, Inc.

      11.125% [PIK] 144A...............       771       797,985

    Nextel Communications, Inc.

      13.00% [PIK].....................       932     1,048,499

    Pegasus Communications Corp. Cl-A

      12.75% [PIK].....................     2,154     2,434,126

                                                   ------------

                                                      5,896,610

                                                   ------------

UTILITIES -- 0.2%

    El Paso Electric Co.

      11.40% [PIK].....................    12,188     1,346,774

                                                   ------------

TOTAL PREFERRED STOCK

  (COST $23,039,346)...................              25,864,064

                                                   ------------




                                           PAR

                                          (000)

                                         --------


REPURCHASE AGREEMENTS -- 3.3%

    Greenwich Capital Markets, Inc.,

      5.25% dated 06/30/98, maturing

      07/01/98, repurchase price

      $18,536,703 (Collateralized by

      U.S. Treasury Bonds, par value

      $11,812,000, market value

      $18,955,201 due 08/15/14)

      (COST $18,534,000)...............  $ 18,534    18,534,000

                                                   ------------

                                          SHARES

                                         --------

SHORT-TERM INVESTMENTS -- 0.0%

    Temporary Investment Cash Fund.....   124,216       124,216

    Temporary Investment Fund..........   124,216       124,216

                                                   ------------

    (COST $248,432)....................                 248,432

                                                   ------------

TOTAL INVESTMENTS -- 98.4%

  (COST $539,233,563)..................             552,796,579

OTHER ASSETS LESS

  LIABILITIES -- 1.6%..................               8,972,677

                                                   ------------

NET ASSETS -- 100.0%...................            $561,769,256

                                                   ============




--------------------------------------------------------------------------------



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



144A -- Security was purchased pursuant to Rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 19.7% of net assets.



See Notes to Financial Statements.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 47.2%

ADVERTISING -- 0.1%

    Omnicom Group, Inc. ...............    3,800   $    189,525

                                                   ------------

AEROSPACE -- 0.8%

    AlliedSignal, Inc. ................    8,200        363,875

    Boeing Co. ........................   11,768        524,411

    Litton Industries, Inc.* ..........    1,000         59,000

    Lockheed Martin Corp. .............    2,800        296,450

    Northrop Grumman Corp. ............    1,100        113,437

    Primex Technologies, Inc. .........      420         21,526

    Raytheon Co. Cl-A .................      535         30,830

    Raytheon Co. Cl-B .................    2,500        147,813

    Rockwell International Corp. ......    2,800        134,576

    United Technologies Corp. .........    3,600        333,000

                                                   ------------

                                                      2,024,918

                                                   ------------

AIRLINES -- 0.2%

    Alaska Air Group, Inc.* ...........    2,700        147,320

    AMR Corp.* ........................    3,800        316,350

    Delta Air Lines, Inc. .............      800        103,400

    Southwest Airlines Co. ............    2,500         74,063

                                                   ------------

                                                        641,133

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 0.8%

    Chrysler Corp. ....................    5,800        326,976

    Ford Motor Co. ....................   14,500        855,500

    General Motors Corp. ..............    9,100        607,995

    Honda Motor Co. Ltd. [ADR] ........    4,800        342,900

                                                   ------------

                                                      2,133,371

                                                   ------------

AUTOMOTIVE PARTS -- 0.4%

    Arvin Industries, Inc. ............    1,300         47,207

    Eaton Corp. .......................      800         62,200

    Echlin, Inc. ......................    3,100        152,095

    Federal-Mogul Corp. ...............    1,000         67,500

    Genuine Parts Co. .................    5,750        198,735

    Goodyear Tire & Rubber Co. ........    2,400        154,650

    Mark IV Industries, Inc. ..........    2,100         45,413

    Superior Industries International,

      Inc. ............................      700         19,732

    TRW, Inc. .........................    3,400        185,725

                                                   ------------

                                                        933,257

                                                   ------------

BEVERAGES -- 1.4%

    Anheuser-Busch Companies, Inc. ....    5,400        254,813

    Cadbury Schweppes PLC [ADR] .......    3,473        214,024

    Coca-Cola Co. .....................   26,200      2,240,100

    Coca-Cola Enterprises, Inc. .......    6,900        270,825

    PepsiCo, Inc. .....................   17,300        712,544

                                                   ------------

                                                      3,692,306

                                                   ------------

BROADCASTING -- 0.3%

    CBS Corp. .........................    4,500        142,875

    Chris-Craft Industries, Inc.* .....    1,379         75,414

    Clear Channel Communications,

      Inc.* ...........................    2,200        240,075

    Gannett Co., Inc. .................    5,200        369,525

                                                   ------------

                                                        827,889

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


BUILDING MATERIALS -- 0.2%

    CalMat Co. ........................    1,700   $     37,400

    Clayton Homes, Inc. ...............    2,500         47,500

    Martin Marietta Materials Corp. ...    1,400         63,000

    Masco Corp. .......................    3,600        217,800

    Modine Manufacturing Co. ..........      900         31,162

    Vulcan Materials Co. ..............      900         96,019

                                                   ------------

                                                        492,881

                                                   ------------

BUSINESS SERVICES -- 0.2%

    Cognizant Corp. ...................    3,500        220,500

    Dun & Bradstreet Corp. ............    1,500         54,188

    Equifax, Inc. .....................    3,700        134,356

    Manpower, Inc. ....................    1,700         48,769

    Navigant International, Inc.* .....      215          1,834

    Olsten Corp. ......................    2,000         22,375

    Robert Half International,

      Inc.* ...........................    2,250        125,719

                                                   ------------

                                                        607,741

                                                   ------------

CHEMICALS -- 1.2%

    AKZO Nobel NV [ADR] ...............    1,000        110,875

    Cabot Corp. .......................    2,300         74,319

    Crompton & Knowles Corp. ..........    3,800         95,712

    Dexter Corp. ......................    1,500         47,719

    Dow Chemical Co. ..................    3,600        348,075

    Du Pont, (E.I.) de Nemours &

      Co. .............................   13,400        999,975

    FMC Corp.* ........................    1,600        109,100

    Great Lakes Chemical Corp. ........    2,500         98,594

    Hanna, (M.A.) Co. .................    2,100         38,456

    IMC Global, Inc. ..................    2,000         60,250

    Lubrizol Corp. ....................    2,200         66,550

    Monsanto Co. ......................    7,600        424,650

    Morton International, Inc. ........    4,500        112,500

    Olin Corp. ........................    2,100         87,544

    Pall Corp. ........................    5,400        110,700

    PPG Industries, Inc. ..............    2,800        194,775

    Rohm & Haas Co. ...................    1,600        166,300

    Schulman, (A.), Inc. ..............    2,000         39,125

    Solutia, Inc. .....................    1,160         33,277

    Witco Corp. .......................    3,100         90,675

                                                   ------------

                                                      3,309,171

                                                   ------------

CLOTHING & APPAREL -- 0.3%

    Cintas Corp. ......................    3,600        183,600

    Jones Apparel Group, Inc.* ........    5,200        190,125

    Nike, Inc. Cl-B ...................    4,000        194,750

    Springs Industries, Inc. Cl-A .....    2,000         92,250

    Unifi, Inc. .......................    2,500         85,625

                                                   ------------

                                                        746,350

                                                   ------------

COMPUTER HARDWARE -- 1.4%

    Bay Networks, Inc.* ...............    2,800         90,300

    Compaq Computer Corp. .............   18,068        512,679

    Dell Computer Corp.* ..............   10,400        965,250

    EMC Corp.* ........................    6,400        286,800

    Hewlett-Packard Co. ...............   10,800        646,650

    International Business Machines

      Corp. ...........................    9,900      1,136,644

    Quantum Corp.* ....................    2,900         60,175


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Seagate Technology, Inc.* .........    4,500   $    107,156

    Stratus Computer, Inc.* ...........    1,100         27,844

                                                   ------------

                                                      3,833,498

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 2.9%

    Adobe Systems, Inc. ...............      600         25,462

    America Online, Inc.* .............    4,600        487,600

    Automatic Data Processing, Inc. ...    4,000        291,500

    Aztec Technology Partners,

      Inc.* ...........................      430          3,279

    BMC Software, Inc.* ...............    4,800        249,300

    Cadence Design Systems, Inc.* .....    4,500        140,625

    Ceridian Corp.* ...................    2,600        152,750

    Cisco Systems, Inc.* ..............    9,750        897,609

    CompUSA, Inc.* ....................    2,400         43,350

    Computer Associates International,

      Inc. ............................    7,362        409,051

    Compuware Corp.* ..................    4,300        219,837

    DST Systems, Inc.* ................      900         50,400

    Electronic Arts, Inc.* ............    1,500         81,000

    First Data Corp. ..................    5,400        179,887

    Fiserv, Inc.* .....................    1,650         70,073

    Informix Corp.* ...................    2,900         22,928

    Microsoft Corp.* ..................   27,200      2,947,800

    Network Associates, Inc.* .........    1,950         93,356

    Novell, Inc.* .....................    9,500        121,125

    Oracle Corp.* .....................   12,850        315,628

    Parametric Technology Corp.* ......    5,000        135,625

    Paychex, Inc. .....................    5,400        219,712

    Policy Management Systems

      Corp.* ..........................      800         31,400

    Sterling Commerce, Inc.* ..........    2,200        106,700

    Storage Technology Corp.* .........    3,000        130,125

    Structural Dynamics Research

      Corp.* ..........................    1,300         30,062

    Sun Microsystems, Inc.* ...........    4,900        212,844

    Sungard Data Systems, Inc.* .......    2,100         80,587

                                                   ------------

                                                      7,749,615

                                                   ------------

CONGLOMERATES -- 0.7%

    Hanson PLC [ADR] ..................      337         10,215

    Minnesota Mining & Manufacturing

      Co. .............................    5,000        410,937

    Philip Morris Companies, Inc. .....   26,100      1,027,687

    Tomkins PLC [ADR] .................    6,000        137,250

    Tyco International Ltd. ...........    4,000        252,000

                                                   ------------

                                                      1,838,089

                                                   ------------

CONSTRUCTION -- 0.1%

    Armstrong World Industries,

      Inc. ............................      800         53,900

    Granite Construction, Inc. ........    1,100         33,687

    Jacobs Engineering Group, Inc.* ...    1,700         54,612

                                                   ------------

                                                        142,199

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 1.7%

    A.C. Nielsen Corp.* ...............    1,500         37,875

    Cendant Corp.* ....................   12,168        254,007

    Colgate-Palmolive Co. .............    4,000        352,000

    Corning, Inc. .....................    5,200        180,700

    Cross, (A.T.) Co. Cl-A ............    1,400         20,825

    Eastman Kodak Co. .................    3,300        241,106

    Fortune Brands, Inc. ..............    2,400         92,250

    Gallaher Group PLC [ADR] ..........    2,400         52,500






                                         SHARES       VALUE

                                         ------       -----


    Gillette Co. ......................   12,800   $    725,600

    Imperial Tobacco Group

      PLC [ADR] .......................      675          9,830

    International Flavors &

      Fragrances, Inc. ................    3,200        139,000

    Lancaster Colony Corp. ............    1,050         39,769

    National Presto Industries,

      Inc. ............................      800         31,150

    Ogden Corp. .......................    1,000         27,687

    Pittston Brink Group ..............    1,300         47,937

    Premark International, Inc. .......    1,800         58,050

    Procter & Gamble Co. ..............   15,200      1,384,150

    Shaw Industries, Inc. .............    2,000         35,250

    Sotheby's Holdings, Inc. Cl-A .....    1,500         33,562

    Stewart Enterprises, Inc. .........    2,200         58,575

    Unilever NV .......................    9,400        742,012

    Whitman Corp. .....................    2,500         57,344

                                                   ------------

                                                      4,621,179

                                                   ------------

CONTAINERS & PACKAGING -- 0.1%

    Bemis Co., Inc. ...................    2,700        110,362

    First Brands Corp. ................    1,000         25,625

    Owens-Illinois, Inc.* .............    3,700        165,575

    Sealed Air Corp.* .................    2,400         88,200

                                                   ------------

                                                        389,762

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 2.3%

    AES Corp.* ........................    3,700        194,481

    Altera Corp.* .....................    4,300        127,119

    American Power Conversion

      Corp.* ..........................    2,700         81,000

    Analog Devices, Inc.* .............    7,533        185,029

    Applied Materials, Inc.* ..........    5,200        153,400

    Arrow Electronics, Inc.* ..........    2,500         54,375

    Diebold, Inc. .....................    2,700         77,962

    Emerson Electric Co. ..............    6,000        362,250

    General Electric Co. ..............   34,700      3,157,700

    Hitachi Ltd. [ADR] ................    2,400        154,800

    Honeywell, Inc. ...................    2,000        167,125

    Hubbell, Inc. Cl-B ................    2,000         83,250

    Linear Technology Corp. ...........    1,900        114,594

    Maxim Integrated Products,

      Inc.* ...........................    4,000        126,750

    Molex, Inc. .......................    4,375        109,375

    Royal Philips Electronics NV

      [ADR] ...........................    3,600        306,000

    SCI Systems, Inc.* ................    1,400         52,675

    Solectron Corp.* ..................    3,000        126,187

    Sundstrand Corp. ..................    2,200        125,950

    Symbol Technologies, Inc. .........    1,575         59,456

    Tandy Corp. .......................    1,200         63,675

    Teleflex, Inc. ....................    1,800         68,400

    Teradyne, Inc.* ...................    2,500         66,875

    Texas Instruments, Inc. ...........    3,900        227,419

    Varian Associates, Inc. ...........      700         27,300

                                                   ------------

                                                      6,273,147

                                                   ------------

ENTERTAINMENT & LEISURE -- 0.8%

    Brunswick Corp. ...................    2,000         49,500

    Callaway Golf Co. .................    2,200         43,312

    Circus Circus Enterprises,

      Inc.* ...........................    2,700         45,731

    Disney, (Walt) Co. ................    7,264        763,174

    Harley-Davidson, Inc. .............    3,800        147,250


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Mattel, Inc. ......................    2,800   $    118,475

    Mirage Resorts, Inc.* .............    3,800         80,987

    President Casinos, Inc.

      Warrants* .......................      883             44

    Time Warner, Inc. .................    6,900        589,519

    Viacom, Inc. Cl-B* ................    5,000        291,250

                                                   ------------

                                                      2,129,242

                                                   ------------

ENVIRONMENTAL SERVICES -- 0.2%

    Browning-Ferris Industries,

      Inc. ............................    3,240        112,590

    Tetra Tech, Inc.* .................    1,500         36,375

    U.S. Filter Corp.* ................    2,300         64,544

    USA Waste Services, Inc.* .........    5,000        246,875

    Waste Management, Inc. ............    5,323        186,305

                                                   ------------

                                                        646,689

                                                   ------------

EQUIPMENT SERVICES -- 0.0%

    Agco Corp. ........................    2,100         43,181

                                                   ------------

FINANCIAL-BANK & TRUST -- 4.2%

    Australia and New Zealand Banking

      Group Ltd. [ADR] ................    3,600        123,075

    Banc One Corp. ....................    8,030        448,174

    Banco Bilbao Vizcaya [ADR] ........    9,000        459,000

    Banco Frances SA [ADR] ............    5,060        116,064

    BankAmerica Corp. .................    7,300        630,994

    BankBoston Corp. ..................    3,000        166,875

    Charter One Financial, Inc. .......    2,800         94,325

    Chase Manhattan Corp. .............    9,712        733,256

    Citicorp ..........................    5,200        776,100

    City National Corp. ...............    1,800         66,487

    Crestar Financial Corp. ...........    2,600        141,862

    Dime Bancorp, Inc. ................    2,600         77,837

    Fifth Third Bancorp ...............    4,725        297,675

    First Chicago NBD Corp. ...........    4,200        372,225

    First Security Corp. ..............    7,087        151,706

    First Tennessee National Corp. ....    5,400        170,437

    First Union Corp. .................   12,608        734,416

    Firstar Corp. .....................    3,100        117,800

    Fleet Financial Group, Inc. .......    3,600        300,600

    Golden West Financial Corp. .......      800         85,050

    Hibernia Corp. Cl-A ...............    3,100         62,581

    Huntington Bancshares, Inc. .......    3,600        120,600

    Keycorp ...........................    8,000        285,000

    Marshall & Ilsley Corp. ...........    2,000        102,125

    Mellon Bank Corp. .................    4,400        306,350

    Mercantile Bancorporation, Inc. ...    3,000        151,125

    Mercantile Bankshares Corp. .......    2,700         93,994

    Morgan, (J.P.) & Co., Inc. ........    2,600        304,525

    National City Corp. ...............    2,160        153,360

    NationsBank Corp. .................    9,600        734,400

    Northern Trust Corp. ..............    3,600        274,500

    Norwest Corp. .....................   10,800        403,650

    Pacific Century Financial Corp. ...    3,000         72,000

    PNC Bank Corp. ....................    5,520        297,045

    Regions Financial Corp. ...........    2,700        110,869

    Silicon Valley Bancshares* ........    1,400         49,831

    Southtrust Corp. ..................    4,500        195,750

    State Street Boston Corp. .........    2,900        201,550

    Summit Bancorp ....................    3,300        156,750






                                         SHARES       VALUE

                                         ------       -----


    TCF Financial Corp. ...............    2,100   $     61,950

    U.S. Bancorp ......................   13,659        587,337

    Union Planters Corp. ..............    1,200         70,575

    Wells Fargo & Co. .................    1,100        405,900

    Wilmington Trust Corp. ............      900         54,787

                                                   ------------

                                                     11,320,512

                                                   ------------

FINANCIAL SERVICES -- 1.9%

    AMBAC, Inc. .......................    1,600         93,600

    American Express Co. ..............    5,100        581,400

    Associates First Capital Corp.

      Cl-A ............................    3,564        273,982

    Bear Stearns Companies, Inc. ......    2,415        137,353

    Block, (H&R), Inc. ................    2,500        105,312

    Capital One Financial Corp. .......    1,400        173,862

    Comdisco, Inc. ....................    5,700        108,300

    Echelon International Corp.* ......      846         22,260

    Edwards, (A.G.), Inc. .............    2,250         96,047

    Fannie Mae ........................   12,100        735,075

    FINOVA Group, Inc. ................    2,000        113,250

    Franklin Resources, Inc. ..........    5,700        307,800

    Freddie Mac .......................    9,500        447,094

    Green Tree Financial Corp. ........    2,500        107,031

    Grupo Financiero Bancomer [ADR]

      144A* ...........................    1,400         10,325

    Household International, Inc. .....    4,800        238,800

    Merrill Lynch & Co., Inc. .........    3,100        285,975

    Morgan Stanley, Dean Witter &

      Co. .............................    5,485        501,192

    Paine Webber Group, Inc. ..........    3,600        154,350

    Schwab, (Charles) Corp. ...........    3,350        108,875

    SunAmerica, Inc. ..................    4,200        241,237

    Washington Mutual, Inc. ...........    3,750        162,891

                                                   ------------

                                                      5,006,011

                                                   ------------

FOOD -- 1.5%

    Albertson's, Inc. .................    4,200        217,612

    American Stores Co. ...............    2,800         67,725

    Archer-Daniels-Midland Co. ........    7,782        150,776

    Bestfoods, Inc. ...................    4,500        261,281

    Campbell Soup Co. .................    5,100        270,937

    ConAgra, Inc. .....................    6,800        215,475

    Dean Foods Corp. ..................      900         49,444

    Diageo PLC [ADR] ..................    4,147        199,834

    Dole Food Co. .....................    1,700         84,469

    Earthgrains Co. ...................      296         16,539

    General Mills, Inc. ...............    2,500        170,937

    Heinz, (H.J.) Co. .................    5,250        294,656

    Hershey Foods Corp. ...............    1,500        103,500

    IBP, Inc. .........................    2,400         43,500

    Interstate Bakeries Corp. .........    1,800         59,737

    Kellogg Co. .......................    5,800        217,862

    Kroger Co.* .......................    5,400        231,525

    McCormick & Co., Inc. .............  3,300 ..       117,872

    Ralston Purina Group ..............    2,100        245,306

    Safeway, Inc.* ....................    4,560        185,535

    Sara Lee Corp. ....................    6,200        346,812

    Smucker, (J.M.) Co. ...............    1,600         39,700

    Tyson Foods, Inc. .................    5,300        114,944

    Universal Corp. ...................    1,800         67,275


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Universal Foods Corp. .............    2,600   $     57,687

    Wrigley, (Wm., Jr.) Co. ...........    1,300        127,400

                                                   ------------

                                                      3,958,340

                                                   ------------

FURNITURE -- 0.0%

    Leggett & Platt, Inc. .............    4,800        120,000

                                                   ------------

HEALTHCARE SERVICES -- 0.6%

    Amgen, Inc.* ......................    3,800        248,425

    Apria Healthcare Group, Inc.* .....    2,000         13,375

    Columbia HCA Healthcare Corp. .....    9,096        264,921

    Concentra Managed Care, Inc.* .....    1,600         41,600

    Foundation Health Systems* ........    1,800         47,475

    Health Management Associates,

      Inc. Cl-A* ......................    3,500        117,031

    Healthsouth Corp.* ................    6,200        165,462

    Omnicare, Inc. ....................    2,800        106,750

    Oxford Health Plans, Inc.* ........    1,300         19,906

    PacifiCare Health Systems, Inc.

      Cl-A ............................      400         33,800

    PacifiCare Health Systems, Inc.

      Cl-B* ...........................    1,000         88,375

    Quorum Health Group, Inc.* ........    2,700         71,550

    Synopsis, Inc.* ...................    1,800         82,350

    Total Renal Care Holdings,

      Inc.* ...........................    2,000         69,000

    United Healthcare Corp. ...........    3,400        215,900

    Vencor, Inc. ......................    2,200         15,950

    Ventas, Inc. ......................    2,200         30,387

                                                   ------------

                                                      1,632,257

                                                   ------------

HOTELS & MOTELS -- 0.0%

    Starwood Hotels & Resorts

      [REIT] ..........................    2,664        128,704

                                                   ------------

INDUSTRIAL PRODUCTS -- 0.0%

    Harsco Corp. ......................    2,000         91,625

                                                   ------------

INSURANCE -- 2.0%

    Aetna, Inc. .......................    2,502        190,465

    AFLAC, Inc. .......................    6,300        190,969

    Allstate Corp. ....................    4,700        430,344

    American Financial Group, Inc. ....    1,700         73,631

    American General Corp. ............    4,300        306,106

    American International Group,

      Inc. ............................    7,550      1,102,300

    Chubb Corp. .......................    2,600        208,975

    CIGNA Corp. .......................    3,900        269,100

    Conseco, Inc. .....................    2,000         93,500

    General Re Corp. ..................    1,300        329,550

    HSB Group, Inc. ...................    1,650         88,275

    Lincoln National Corp. ............    1,100        100,512

    Loews Corp. .......................    2,100        182,962

    Progressive Corp. .................    1,400        197,400

    Provident Companies, Inc. .........    2,800         96,600

    Selective Insurance Group, Inc. ...    2,000         44,812

    Torchmark Corp. ...................    4,600        210,450

    Transatlantic Holdings, Inc. ......    1,050         81,178

    Travelers Group, Inc. .............   13,470        816,619

    UNUM Corp. ........................    4,200        233,100

                                                   ------------

                                                      5,246,848

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


LUMBER & WOOD PRODUCTS -- 0.0%

    Deltic Timber Corp. ...............      342   $      8,571

    Rayonier, Inc. ....................      700         32,200

                                                   ------------

                                                         40,771

                                                   ------------

MACHINERY & EQUIPMENT -- 0.7%

    Black & Decker Corp. ..............    2,700        164,700

    Caterpillar, Inc. .................    5,600        296,100

    Danaher Corp. .....................    3,600        132,075

    Deere & Co. .......................    4,000        211,500

    Evi, Inc.* ........................    1,520         56,430

    Federal Signal Corp. ..............    1,700         41,331

    Flowserve Corp. ...................    2,900         71,412

    Gencorp, Inc. .....................    2,800         70,700

    Illinois Tool Works, Inc. .........    4,200        280,087

    Ingersoll-Rand Co. ................    1,500         66,094

    Kennametal, Inc. ..................      500         20,875

    Precision Castparts Corp. .........      500         26,687

    Sequa Corp. Cl-A* .................      700         46,725

    Smith International, Inc.* ........    2,000         69,625

    Tecumseh Products Co. Cl-A ........    1,400         73,937

    Thermo Electron Corp.* ............    3,400        116,237

                                                   ------------

                                                      1,744,515

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 1.3%

    Abbott Laboratories ...............   17,400        711,225

    Allegiance Corp. ..................    1,400         71,750

    Baxter International, Inc. ........    4,800        258,300

    Beckman Coulter, Inc. .............      500         29,125

    Becton Dickinson & Co. ............    3,400        263,925

    Boston Scientific Corp.* ..........    3,400        243,525

    Forest Laboratories, Inc.* ........    2,000         71,500

    Genzyme Tissue Repair* ............       63            413

    Guidant Corp. .....................    2,600        185,412

    Hillenbrand Industries, Inc. ......    1,500         90,000

    Johnson & Johnson Co. .............   14,300      1,054,625

    Medtronic, Inc. ...................    5,000        318,750

    Stryker Corp.* ....................    3,400        130,475

    Sybron International Corp.* .......    1,800         45,450

                                                   ------------

                                                      3,474,475

                                                   ------------

METALS & MINING -- 0.2%

    Aluminum Co. of America ...........    3,100        204,406

    Barrick Gold Corp. ................    8,000        153,500

    Brush Wellman, Inc. ...............    1,300         26,731

    Carpenter Technology Corp. ........    2,200        110,550

    Nucor Corp. .......................    1,600         73,600

    Placer Dome, Inc. .................    4,700         55,225

                                                   ------------

                                                        624,012

                                                   ------------

OFFICE EQUIPMENT -- 0.4%

    Herman Miller, Inc. ...............    2,000         48,625

    Ikon Office Solutions, Inc. .......    2,300         33,494

    Office Depot, Inc.* ...............    3,900        123,094

    Pitney Bowes, Inc. ................    4,900        235,812

    Standard Register Co. .............    1,700         60,137

    Staples, Inc.* ....................    5,850        169,284

    Viking Office Products, Inc.* .....    2,100         65,887


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Wallace Computer Service, Inc. ....    2,900   $     68,875

    Xerox Corp. .......................    3,900        396,337

                                                   ------------

                                                      1,201,545

                                                   ------------

OIL & GAS -- 3.8%

    Amerada Hess Corp. ................    4,700        255,269

    Amoco Corp. .......................    8,800        366,300

    Anadarko Petroleum Corp. ..........    1,300         87,344

    Apache Corp. ......................    1,600         50,400

    Atlantic Richfield Co. ............    4,000        312,500

    BJ Services Co.* ..................    8,200        238,312

    British Petroleum Co. PLC [ADR] ...    3,000        264,750

    Chevron Corp. .....................    7,400        614,662

    El Paso Natural Gas Co. ...........    2,800        107,100

    ENI Co. SPA [ADR] .................    3,700        240,500

    Ensco International, Inc. .........    4,200         72,975

    Exxon Corp. .......................   25,400      1,811,337

    Global Marine, Inc.* ..............    4,200         78,487

    Halliburton Co. ...................    4,300        191,619

    Helmerich & Payne, Inc. ...........    1,800         40,050

    Marketspan Corp. ..................    3,000         89,812

    MCN Energy Group, Inc. ............    2,400         59,700

    Mobil Corp. .......................    8,500        651,312

    Murphy Oil Corp. ..................    1,800         91,237

    Nabors Industries, Inc.* ..........    2,200         43,587

    National Fuel Gas Co. .............    1,600         69,700

    Noble Affiliates, Inc. ............    1,800         68,400

    Noble Drilling Corp.* .............    2,400         57,750

    Occidental Petroleum Corp. ........    6,600        178,200

    Phillips Petroleum Co. ............    4,000        192,750

    Ranger Oil Ltd.* ..................    5,400         39,487

    Repsol SA [ADR] ...................    3,000        165,000

    Royal Dutch Petroleum Co. .........   26,200      1,436,087

    Schlumberger Ltd. .................    5,600        382,550

    Shell Transport & Trading Co.

      [ADR] ...........................    6,000        254,250

    Societe Nationale Elf Aquitaine SA

      [ADR] ...........................    2,000        142,000

    Sonat, Inc. .......................    3,300        127,463

    Texaco, Inc. ......................    6,200        370,063

    Tidewater, Inc. ...................    2,700         89,100

    Tosco Corp. .......................    3,000         88,125

    Total SA [ADR] ....................    3,900        254,963

    Transocean Offshore, Inc. .........    2,000         89,000

    Ultramar Diamond Shamrock Corp. ...    1,800         56,813

    Union Pacific Resources Group,

      Inc. ............................    5,509         96,752

    Unocal Corp. ......................    3,600        128,700

    USX-Marathon Group.................    5,400        185,288

    Valero Energy Corp. ...............    2,900         96,425

    Washington Gas Light Co. ..........    2,200         58,850

                                                   ------------

                                                     10,294,969

                                                   ------------

PAPER & FOREST PRODUCTS -- 0.4%

    Bowater, Inc. .....................      900         42,525

    Consolidated Papers, Inc. .........    2,300         62,675

    Fort James Corp. ..................    2,400        106,800

    Georgia Pacific Group .............    1,500         88,406

    Georgia Pacific Timber Group ......    1,500         34,594

    Glatfelter, (P.H.) Co. ............    2,600         41,113






                                         SHARES       VALUE

                                         ------       -----


    International Paper Co. ...........    5,000   $    215,000

    Kimberly-Clark Corp. ..............    7,000        321,125

    Sonoco Products....................    2,310         69,878

    Wausau-Mosinee Paper Corp. ........    1,900         43,463

    Weyerhaeuser Co. ..................    3,200        147,800

                                                   ------------

                                                      1,173,379

                                                   ------------

PERSONAL SERVICES -- 0.1%

    Service Corp. International .......    3,800        162,925

                                                   ------------

PHARMACEUTICALS -- 3.4%

    American Home Products Corp. ......   14,400        745,200

    Bergen Brunswig Corp. Cl-A ........    1,100         51,013

    Biogen, Inc.* .....................    1,600         78,400

    Bristol-Meyers Squibb Co. .........   11,100      1,275,806

    Cardinal Health, Inc. .............      900         84,375

    Carter-Wallace, Inc. ..............    3,900         70,444

    Centocor, Inc.* ...................    1,200         43,500

    Genzyme Corp.* ....................    2,100         53,681

    Glaxo Wellcome PLC [ADR] ..........    4,800        287,100

    Ivax Corp.* .......................    3,600         33,300

    Lilly, (Eli) & Co. ................   12,200        805,963

    McKesson Corp. ....................    2,600        211,250

    Merck & Co., Inc. .................   13,400      1,792,250

    Perrigo Co.* ......................    3,600         36,225

    Pfizer, Inc. ......................   14,500      1,575,969

    Pharmacia & Upjohn, Inc. ..........    6,400        295,200

    Scherer, (R.P.) Corp.* ............    1,000         88,625

    Schering-Plough Corp. .............    7,600        696,350

    Warner-Lambert Co. ................    9,900        686,813

    Watson Pharmaceuticals, Inc.* .....    3,000        140,063

                                                   ------------

                                                      9,051,527

                                                   ------------

PRINTING & PUBLISHING -- 0.3%

    Banta Corp. .......................    2,900         89,538

    Belo, (A.H.) Corp. Cl-A ...........    2,600         63,375

    Lexmark International Group,

      Inc. Cl-A* ......................    1,800        109,800

    McGraw-Hill Co., Inc. .............    2,900        236,531

    R.R. Donnelley & Sons Co. .........    1,300         59,475

    Washington Post Co. Cl-B ..........      200        115,200

    Workflow Management, Inc.* ........      286          2,305

                                                   ------------

                                                        676,224

                                                   ------------

RAILROADS -- 0.3%

    Burlington Northern Santa Fe

      Corp. ...........................    1,700        166,919

    Kansas City Southern Industries,

      Inc. ............................    5,400        267,975

    Norfolk Southern Corp. ............    6,000        178,875

    Union Pacific Corp. ...............    3,000        132,375

                                                   ------------

                                                        746,144

                                                   ------------

RESTAURANTS -- 0.3%

    Brinker International, Inc.* ......    7,300        140,525

    Cracker Barrel Old Country Store,

      Inc. ............................    2,700         85,725

    Darden Restaurants, Inc. ..........    6,500        103,188

    McDonald's Corp. ..................    4,800        331,200

    Outback Steakhouse, Inc.* .........    1,900         74,100

    Tricon Global Restaurants,

      Inc.* ...........................    1,480         46,898

                                                   ------------

                                                        781,636

                                                   ------------


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


RETAIL & MERCHANDISING -- 2.3%

    Ann Taylor Stores Corp.* ..........    1,600   $     33,900

    Barnes & Noble, Inc.* .............    2,000         74,875

    Bed, Bath & Beyond, Inc.* .........    2,200        113,988

    Best Buy, Inc.* ...................    2,000         72,250

    BJ's Wholesale Club, Inc.* ........    2,000         81,250

    Circuit City Stores, Inc. .........    2,000         93,750

    Costco Companies, Inc.* ...........    3,900        245,944

    CVS Corp. .........................    4,000        155,750

    Dayton-Hudson Corp. ...............    7,400        358,900

    Dollar General Corp. ..............    2,812        111,250

    Family Dollar Stores, Inc. ........    2,600         48,100

    Fastenal Co. ......................    1,400         65,013

    Federated Department Stores,

      Inc.* ...........................    3,500        188,344

    Gap, Inc. .........................    4,350        268,069

    General Nutrition Companies,

      Inc.* ...........................    1,900         59,138

    Home Depot, Inc. ..................    9,000        747,563

    Kohls Corp.* ......................    5,600        290,500

    Lands' End, Inc.* .................    1,800         56,925

    May Department Stores Co. .........    3,900        255,450

    Meyer, (Fred), Inc.* ..............    3,000        127,500

    Micro Warehouse, Inc.* ............    1,500         23,250

    Nordstrom, Inc. ...................      800         61,800

    Payless Shoesource, Inc.* .........      672         49,518

    Penney, (J.C.) Co., Inc. ..........    3,500        253,094

    Rite Aid Corp. ....................    2,600         97,663

    School Specialty, Inc.* ...........      239          3,915

    Starbucks Corp.* ..................    1,700         90,844

    Tiffany & Co. .....................    1,200         57,600

    TJX Companies, Inc. ...............    5,600        135,100

    Toys 'R' Us, Inc.* ................    4,620        108,859

    U.S. Office Products Co. ..........      538         10,599

    Wal-Mart Stores, Inc. .............   25,900      1,573,425

    Walgreen Co. ......................    7,700        318,106

                                                   ------------

                                                      6,232,232

                                                   ------------

SEMICONDUCTORS -- 0.7%

    Atmel Corp.* ......................    2,700         36,788

    Intel Corp. .......................   17,400      1,289,775

    Motorola, Inc. ....................    6,100        320,631

    Xilinx, Inc.* .....................    4,100        139,400

                                                   ------------

                                                      1,786,594

                                                   ------------

TELECOMMUNICATIONS -- 4.9%

    360 Communications Co.* ...........    2,300         73,600

    ADC Telecommunications, Inc.* .....    3,400        124,206

    AirTouch Communications, Inc.* ....    6,000        350,625

    Aliant Communications, Inc. .......    1,800         49,388

    Ameritech Corp. ...................   13,100        587,863

    AT&T Corp. ........................   17,200        982,550

    Bell Atlantic Corp. ...............   17,314        789,951

    BellSouth Corp. ...................   10,500        704,813

    British Telecommunications PLC

      [ADR] ...........................    3,200        395,200

    Century Telephone Enterprises,

      Inc. ............................    4,200        192,675

    Cia de Telecomunicaciones de Chile

      SA [ADR] ........................    1,700         34,531

    Comcast Corp. Cl-A ................    7,000        284,156






                                         SHARES       VALUE

                                         ------       -----


    Ericsson, (L.M.) Telephone Co.

      [ADR] ...........................    9,600   $    274,800

    France Telecom SA [ADR] ...........    9,700        674,756

    GTE Corp. .........................   11,100        617,438

    Hong Kong Telecommunications Ltd.

      [ADR] ...........................    9,245        174,499

    Lucent Technologies, Inc. .........   15,252      1,268,776

    MCI Communications Corp. ..........    7,700        447,563

    MediaOne Group, Inc.* .............    8,000        351,500

    MetroNet Communications Corp.

      Warrants 144A* ..................      100          4,100

    Nextel Communications, Inc.

      Cl-A* ...........................    3,600         89,550

    Nokia Corp. Cl-A [ADR] ............    3,600        261,225

    Northern Telecom Ltd. .............    6,800        385,900

    SBC Communications, Inc. ..........   18,714        748,560

    Southern New England

      Telecommunications Corp. ........    2,400        157,200

    Sprint Corp. ......................    5,400        380,700

    TCA Cable TV, Inc. ................    1,600         96,000

    Tele-Communications, Inc. Cl-A* ...    5,700        219,094

    Telebras SA [ADR] .................    3,300        360,319

    Telefonica SA [ADR] ...............    1,600        222,500

    Telefonos de Mexico SA Cl-L

      [ADR] ...........................    1,800         86,513

    Telephone & Data Systems, Inc. ....    2,000         78,750

    Tellabs, Inc.* ....................    2,800        200,550

    U. S. West, Inc. ..................    6,418        301,646

    Vodafone Group PLC [ADR] ..........    3,200        403,400

    Williams Companies, Inc. ..........    6,398        215,933

    WorldCom, Inc.* ...................   10,900        527,969

                                                   ------------

                                                     13,118,799

                                                   ------------

TRANSPORTATION -- 0.1%

    Alexander & Baldwin, Inc. .........    1,800         52,425

    CNF Transportation, Inc. ..........      900         38,250

    CSX Corp. .........................    2,300        104,650

                                                   ------------

                                                        195,325

                                                   ------------

UTILITIES -- 1.7%

    Allegheny Energy, Inc. ............    3,000         90,375

    American Electric Power Co.,

      Inc. ............................    2,200         99,825

    American Water Works Co., Inc. ....    2,100         65,100

    Baltimore Gas & Electric Co. ......    1,000         31,063

    Calenergy, Inc.* ..................    2,400         72,150

    CMS Energy Corp. ..................    2,800        123,200

    Consolidated Edison, Inc. .........    2,600        119,763

    Duke Energy Corp. .................    5,300        314,025

    Edison International Co. ..........    7,800        230,588

    Empresa Nacional de Electridad SA

      [ADR] ...........................    2,000         28,500

    Endesa SA [ADR] ...................    7,600        164,350

    Energy East Corp. .................    3,400        141,525

    Enron Corp. .......................    4,400        237,875

    Entergy Corp. .....................    6,200        178,250

    FirstEnergy Corp. .................    2,000         61,500

    Florida Progress Corp. ............    2,500        102,813

    FPL Group, Inc. ...................    3,700        233,100

    Idaho Power Co. ...................    2,600         90,025


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Illinova Corp. ....................    2,700   $     81,000

    IPALCO Enterprises, Inc. ..........    2,400        106,650

    MidAmerican Energy Co. ............    3,800         82,175

    New Century Energies, Inc. ........    2,395        108,823

    New England Electric Systems ......    1,700         73,525

    Niagara Mohawk Power Corp.* .......   12,700        189,706

    NIPSCO Industries, Inc. ...........    4,600        128,800

    Oklahoma Gas & Electric Co. .......    2,200         59,400

    PG&E Corp. ........................    8,200        258,813

    Pinnacle West Capital Co. .........    1,500         67,500

    Potomac Electric Power Co. ........    3,200         80,200

    Public Service Co. of New

      Mexico ..........................    1,000         22,688

    SCANA Corp. .......................    3,000         89,438

    Southern Co. ......................   10,500        290,719

    Teco Energy, Inc. .................    3,500         93,844

    Texas Utilities Co. ...............    3,700        154,013

    Unicom Corp. ......................    4,200        147,263

    UtiliCorp United, Inc. ............    1,200         45,225

                                                   ------------

                                                      4,463,809

                                                   ------------

TOTAL COMMON STOCK

  (COST $81,261,474)...................             126,538,321

                                                   ------------

FOREIGN STOCK -- 9.1%

ADVERTISING -- 0.1%

    Asahi Tsushin -- (JPY) ............    9,000        183,197

                                                   ------------

AEROSPACE -- 0.0%

    Mitsubishi Heavy Industries Ltd. --

      (JPY) ...........................   22,000         83,064

                                                   ------------

AIRLINES -- 0.1%

    KLM Royal Dutch Airlines NV --

      (NLG) ...........................    3,000        121,816

    Singapore Airlines

      Ltd. -- (SGD) ...................    7,000         32,732

                                                   ------------

                                                        154,548

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 0.1%

    MAN AG -- (DEM)* ..................    1,000        388,913

                                                   ------------

AUTOMOTIVE PARTS -- 0.1%

    Bridgestone Corp. -- (JPY) ........   15,000        354,505

                                                   ------------

BEVERAGES -- 0.1%

    Lion Nathan Ltd. -- (NZD) .........   50,000        111,085

    Louis Vuitton Moet

      Hennessy -- (FRF) ...............      660        132,087

                                                   ------------

                                                        243,172

                                                   ------------

BUILDING MATERIALS -- 0.2%

    Blue Circle Industries

      PLC -- (GBP) ....................   26,513        149,742

    Holderbank Financiere Glarus AG --

      (CHF) ...........................      260        330,826

    Malayan Cement BHD -- (MYR) .......   51,250         16,682

                                                   ------------

                                                        497,250

                                                   ------------

CHEMICALS -- 0.5%

    AKZO Nobel NV -- (NLG) ............      400         88,919

    BASF AG -- (DEM)* .................    8,000        378,941

    Bayer AG -- (DEM) .................    7,600        391,993






                                         SHARES       VALUE

                                         ------       -----


    L'Air Liquide -- (FRF) ............    1,643   $    271,666

    Sumitomo Chemical Co. -- (JPY)* ...   26,000         80,182

                                                   ------------

                                                      1,211,701

                                                   ------------

CLOTHING & APPAREL -- 0.3%

    Benetton Group SPA -- (ITL) .......   96,600        200,531

    Christian Dior SA -- (FRF) ........    1,200        151,041

    Kuraray Co. Ltd. -- (JPY) .........   21,000        178,398

    Yue Yuen Industrial Holdings --

      (HKD) ...........................   95,000        169,805

                                                   ------------

                                                        699,775

                                                   ------------

CONGLOMERATES -- 0.2%

    Cycle & Carriage Ltd. -- (SGD) ....   15,000         36,579

    GKN PLC -- (UK) ...................   12,000        151,967

    Hutchison Whampoa Ltd. -- (HKD) ...   56,000        295,590

    Sime Darby BHD -- (MYR) ...........   50,000         34,479

    Tomkins PLC -- (GBP) ..............   12,000         65,122

    Valmet Corp. -- (FIM) .............    4,000         68,970

                                                   ------------

                                                        652,707

                                                   ------------

CONSTRUCTION -- 0.2%

    Compagnie Francaise d'Etudes et de

      Construction Technip -- (FRF) ...    3,300        403,356

    Matsushita Electric Works Ltd. --

      (JPY) ...........................   15,000        121,050

                                                   ------------

                                                        524,406

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 0.3%

    JUSCO Co. -- (JPY).................   11,000        201,715

    Kao Corp. -- (JPY).................   26,000        400,908

    Orkla ASA Cl-A -- (NOK)............    7,600        176,789

                                                   ------------

                                                        779,412

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%

    Johnson Electric

      Holdings -- (HKD) ...............   93,600        346,685

    Mitsubishi Electric

      Corp. -- (JPY) ..................   27,000         62,060

    Omron Corp. -- (JPY) ..............   24,000        366,610

    Sharp Corp. -- (JPY) ..............    9,000         72,890

    Siemans AG -- (DEM) ...............    3,700        225,071

    Sony Corp. -- (JPY) ...............    3,000        258,313

                                                   ------------

                                                      1,331,629

                                                   ------------

FINANCIAL-BANK & TRUST -- 2.2%

    Abbey National PLC -- (GBP) .......   28,000        497,547

    ABN AMRO Holding NV -- (NLG) ......    8,000        187,197

    Banca Commerciale Italia NA --

      (ITL) ...........................   61,000        364,789

    Bank of Scotland -- (GBP) .........   20,208        226,242

    Bankgesellschaft Berlin

      AG -- (DEM) .....................   10,050        210,462

    Barclays PLC -- (GBP) .............   15,191        437,983

    DCB Holdings BHD -- (MYR) .........   33,000         13,447

    DCB Sakura -- (MYR) ...............    1,650            430

    Deutsche Bank AG -- (DEM) .........    2,800        237,104

    Developmental Bank of Singapore

      Ltd. -- (SGD) ...................    4,400         24,351

    Dresdner Bank AG -- (DEM) .........    4,500        242,572

    HSBC Holdings PLC -- (GBP) ........   18,000        456,802

    ING Groep NV -- (NLG) .............   10,153        664,815


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    KBC Bancassurance Holdings NV --

      (BEF) ...........................    5,300   $    474,308

    Oversea-Chinese Banking Corp.

      Ltd. -- (SGD) ...................    6,000         20,420

    Svenska Handlesbanken

      Cl-A -- (SEK) ...................    7,300        338,686

    Toronto Dominion Bank -- (CAD) ....    4,100        185,408

    UBS AG -- (CHF)* ..................    3,482      1,294,551

    Westpac Banking Corp.

      Ltd. -- (AUD) ...................   10,000         60,996

                                                   ------------

                                                      5,938,110

                                                   ------------

FINANCIAL SERVICES -- 0.5%

    Holding Di Partecipazioni

      Industriali SPA -- (ITL) ........   45,000         34,986

    Mediobanca -- (ITL)* ..............   27,200        345,059

    Societe Generale -- (FRF) .........    2,572        534,732

    Unidanmark AS Cl-A -- (DKK) .......    4,500        404,390

                                                   ------------

                                                      1,319,167

                                                   ------------

FOOD -- 0.6%

    Cadbury Schweppes PLC -- (GBP) ....    1,400         21,665

    CSM NV -- (NLG) ...................    2,400        115,268

    Danisco AS -- (DKK) ...............    4,000        268,721

    Eridania Beghin-Say SA -- (FRF) ...    1,800        397,451

    Huhtamaki Co. -- (FIM) ............    1,500         85,847

    Nestle SA -- (CHF) ................      380        813,207

                                                   ------------

                                                      1,702,159

                                                   ------------

INSURANCE -- 0.3%

    AXA SA -- (FRF) ...................    4,500        506,117

    CKAG Colonia Konzern AG --

      (DEM) ...........................    1,500        185,731

    Sumitomo Marine & Fire Insurance

      Co. -- (JPY)* ...................   30,000        167,741

                                                   ------------

                                                        859,589

                                                   ------------

MACHINERY & EQUIPMENT -- 0.2%

    ABB AG -- (CHF) ...................      160        236,285

    Sig Holding AG -- (CHF) ...........      280        227,978

                                                   ------------

                                                        464,263

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 0.3%

    Novartis AG -- (CHF) ..............      180        299,523

    Smith and Nephew PLC -- (GBP) .....   38,000         94,946

    Terumo Corp. -- (JPY) .............   26,000        412,148

                                                   ------------

                                                        806,617

                                                   ------------

METALS & MINING -- 0.1%

    Anglo American Platinum Corp.

      Ltd. -- (ZAR) ...................   12,000        131,409

    Rio Tinto Ltd. -- (AUD) ...........    6,000         71,337

    Lonrho Africa PLC -- (GBP) ........    9,698         11,893

    Lonrho PLC -- (GBP) ...............   14,498         68,213

                                                   ------------

                                                        282,852

                                                   ------------

OFFICE EQUIPMENT -- 0.1%

    Canon, Inc. -- (JPY) ..............    9,000        204,273

    Ricoh Co. Ltd. -- (JPY) ...........   13,000        136,852

                                                   ------------

                                                        341,125

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


OIL & GAS -- 0.1%

    Santos Ltd. -- (AUD) ..............   32,000   $     99,080

    Societe Nationale Elf Aquitaine

      SA -- (FRF) .....................    1,100        154,647

                                                   ------------

                                                        253,727

                                                   ------------

PAPER & FOREST PRODUCTS -- 0.2%

    Bobst SA -- (CHF) .................      160        294,302

    Kimberly-Clark de Mexico SA Cl-A --

      (MXP) ...........................   10,000         35,333

    Svenska Cellulosa AB

      Cl-B -- (SEK) ...................    3,500         90,628

                                                   ------------

                                                        420,263

                                                   ------------

PHARMACEUTICALS -- 0.4%

    Altana AG -- (DEM) ................    2,100        159,970

    Astra AB Cl-B -- (SEK) ............   14,666        292,402

    Gehe AG -- (DEM) ..................    2,150        112,560

    Novartis AG -- (CHF) ..............      160        266,455

    Takeda Chemical

      Industries -- (JPY) .............   13,000        345,642

                                                   ------------

                                                      1,177,029

                                                   ------------

PRINTING & PUBLISHING -- 0.2%

    Dai Nippon Printing Co. Ltd. --

      (JPY) ...........................   12,000        191,519

    Elsevier NV -- (NLG) ..............   12,000        181,101

    Pearson PLC -- (GBP) ..............   11,600        212,514

                                                   ------------

                                                        585,134

                                                   ------------

REAL ESTATE -- 0.1%

    Cheung Kong Holdings Ltd. --

      (HKD) ...........................   38,000        186,847

    DBS Land Ltd. -- (SGD) ............   25,000         20,716

    Fastighets AB Balder -- (SEK)* ....    7,300          7,323

                                                   ------------

                                                        214,886

                                                   ------------

RETAIL & MERCHANDISING -- 0.3%

    Carrefour Supermarche

      SA -- (FRF) .....................      150         94,897

    Mauri Co. Ltd. -- (JPY) ...........    7,000        104,406

    Pinault-Printemps Redoute SA --

      (FRF) ...........................      420        351,503

    Tesco PLC -- (GBP) ................   33,943        331,309

                                                   ------------

                                                        882,115

                                                   ------------

TELECOMMUNICATIONS -- 0.4%

    Nippon Telegraph & Telephone

      Corp. -- (JPY) ..................    2,800        232,013

    Telecom Corp. of New Zealand

      Ltd. -- (NZD) ...................   22,000         90,674

    Telecom Italia Mobile

      SPA -- (ITL) ....................   75,000        458,637

    Telecom Italia SPA -- (ITL) .......   41,666        306,714

    Telekom Malaysia BHD -- (MYR) .....   24,000         40,506

                                                   ------------

                                                      1,128,544

                                                   ------------

TRANSPORTATION -- 0.1%

    BAA PLC -- (GBP) ..................   17,775        191,885

                                                   ------------


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


UTILITIES -- 0.3%

    Electrabel SA -- (BEF) ............      720   $    204,139

    Hong Kong Electric Holdings Ltd. --

      (HKD) ...........................   30,000         92,920

    Veba AG -- (DEM) ..................    6,500        442,929

                                                   ------------

                                                        739,988

                                                   ------------

TOTAL FOREIGN STOCK

  (COST $19,183,085)...................              24,411,732

                                                   ------------

                                           PAR

                                          (000)

                                         -------

CORPORATE OBLIGATIONS -- 16.1%

AEROSPACE -- 0.3%

    Boeing Co. Notes

      6.35%, 06/15/03..................  $   120        122,550

    Dyncorp, Inc. Sr. Sub. Notes

      9.50%, 03/01/07..................      300        309,000

    Raytheon Co. Notes

      6.50%, 07/15/05..................      350        355,688

                                                   ------------

                                                        787,238

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 0.1%

    Trident Automotive PLC

      Sr. Sub. Notes 144A

      10.00%, 12/15/05.................      250        269,688

                                                   ------------

AUTOMOTIVE PARTS -- 0.2%

    Safelite Glass Corp. Sr. Sub. Notes

      144A

      9.875%, 12/15/06.................      250        265,000

    Federal Mogul Corp. Notes

      7.75%, 07/01/06..................      300        304,125

                                                   ------------

                                                        569,125

                                                   ------------

BEVERAGES -- 0.1%

    Anheuser-Busch Companies, Inc.

      Debs.

      7.00%, 12/01/25..................      150        153,937

                                                   ------------

BROADCASTING -- 0.2%

    TV Azteca SA de CV Sr. Notes Cl-B

      10.50%, 02/15/07.................      250        251,250

    Young Broadcasting Corp. Sr. Sub.

      Notes

      10.125%, 02/15/05................      150        162,375

                                                   ------------

                                                        413,625

                                                   ------------

BUILDING MATERIALS -- 0.2%

    American Standard, Inc. Debs.

      9.25%, 12/01/16..................       20         20,600

    Associated Materials, Inc. Notes

      9.25%, 03/01/08..................      350        360,500

    Koppers Industry, Inc. Co.

      Guarantee Notes

      9.875%, 12/01/07.................       75         78,000

                                                   ------------

                                                        459,100

                                                   ------------






                                           PAR

                                          (000)       VALUE

                                          -----       -----


BUSINESS SERVICES -- 0.3%

    APCOA, Inc. Sr. Sub. Notes 144A

      9.25%, 03/15/08..................  $   350   $    350,000

    Iron Mountain, Inc. Sr. Sub. Notes

      8.75%, 09/30/09..................      125        127,812

    Muzak, Inc. L.P. Notes

      10.00%, 10/01/03.................      225        234,281

                                                   ------------

                                                        712,093

                                                   ------------

CHEMICALS -- 0.3%

    American Pacific Corp. Sr. Notes

      144A

      9.25%, 03/01/05..................      300        310,500

    Furon Co. Sr. Sub. Notes 144A

      8.125%, 03/01/08.................      200        200,250

    Scotts Co. Sr. Sub. Notes

      9.875%, 08/01/04.................      100        107,500

    Sovereign Specialty Chemicals, Inc.

      Sr. Sub. Notes Cl-B

      9.50%, 08/01/07..................      250        261,562

                                                   ------------

                                                        879,812

                                                   ------------

CLOTHING & APPAREL -- 0.4%

    Delta Mills, Inc. Sr. Notes

      9.625%, 09/01/07.................      125        123,281

    Dyersburg Corp. Co. Guarantee Notes

      Cl-B

      9.75%, 09/01/07..................      300        300,750

    Synthetic Industries, Inc.

      Sr. Sub. Notes

      9.25%, 02/15/07..................      250        258,750

    Westpoint Stevens, Inc.

      Sr. Notes 144A

      7.875%, 06/15/08.................      350        350,000

                                                   ------------

                                                      1,032,781

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 0.2%

    American Business Information, Inc.

      Sr. Sub. Notes 144A

      9.50%, 06/15/08..................      100        100,500

    PSINet, Inc. Sr. Notes Cl-B

      10.00%, 02/15/05.................      150        153,750

    Verio, Inc. Sr. Notes 144A

      10.375%, 04/01/05................      150        154,125

                                                   ------------

                                                        408,375

                                                   ------------

CONSTRUCTION -- 0.1%

    Newport News Shipbuilding, Inc. Sr.

      Notes

      8.625%, 12/01/06.................      150        158,437

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 0.8%

    American Safety Razor Co. Sr. Notes

      9.875%, 08/01/05.................      150        161,813

    Bally Total Fitness Holding Corp.

      Sr. Sub. Notes Cl-B

      9.875%, 10/15/07.................      350        361,375

    Chattem, Inc. Notes

      12.75%, 06/15/04.................      350        395,500


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Diamond Triumph Autoglass, Inc.

      Sr. Notes 144A

      9.25%, 04/01/08..................  $   200   $    204,000

    Doane Products Co. Sr. Notes

      10.625%, 03/01/06................      150        162,000

    Herff Jones, Inc. Sr. Sub. Notes

      11.00%, 08/15/05.................      250        275,938

    Holmes Products Corp. Sr. Sub.

      Notes Series B

      9.875%, 11/15/07.................      250        258,750

    Protection One Alarm, Inc. Sr.

      Disc. Notes [STEP]

      13.625%, 06/30/05................      130        139,912

    Rural Metro Corp. Sr. Notes 144A

      7.875%, 03/15/08.................      225        217,125

                                                   ------------

                                                      2,176,413

                                                   ------------

CONTAINERS & PACKAGING -- 0.3%

    Amtrol, Inc. Sr. Sub. Notes

      10.625%, 12/31/06................       50         50,125

    Container Corp. of America Sr.

      Notes

      9.75%, 04/01/03..................      150        161,625

      11.25%, 05/01/04.................      100        109,000

    Plastic Containers, Inc. Sr. Notes

      Cl-B

      10.00%, 12/15/06.................      250        269,375

    U.S. Can Corp. Sr. Sub. Notes

      10.125%, 10/15/06................      150        158,812

                                                   ------------

                                                        748,937

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%

    Ametek, Inc. Sr. Notes

      9.75%, 03/15/04..................      100        107,250

    Celestica International, Inc. Sr.

      Sub. Notes

      10.50%, 12/31/06.................      125        137,969

    DII Group, Inc. Sr. Sub. Notes

      8.50%, 09/15/07..................      150        149,250

    HCC Industries, Inc. Sr. Sub. Notes

      10.75%, 05/15/07.................      250        264,375

    Viasystems, Inc. Sr. Sub. Notes

      9.75%, 06/01/07..................      125        122,812

                                                   ------------

                                                        781,656

                                                   ------------

ENTERTAINMENT & LEISURE -- 0.7%

    AMC Entertainment, Inc. Sr. Sub.

      Notes

      9.50%, 03/15/09..................      250        256,562

    Empress Entertainment, Inc. Sr.

      Sub. Notes 144A

      8.125%, 07/01/06.................      250        251,250

    Grand Casinos, Inc. First Mtge.

      10.125%, 12/01/03................      150        163,875

    Premier Parks, Inc. Sr. Disc. Notes

      [STEP]

      9.922%, 04/01/08.................      125         83,125

    Rio Hotel & Casino, Inc. Notes

      9.50%, 04/15/07..................      100        105,750

    Rio Hotel & Casino, Inc. Sr. Sub.

      Notes

      10.625%, 07/15/05................      150        163,500






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Six Flags Entertainment Corp.

      Sr. Notes

      8.875%, 04/01/06.................  $   175   $    178,938

    Six Flags Theme Parks Corp. Sr.

      Sub. Notes Cl-A [STEP]

      8.131%, 06/15/05.................      150        169,312

    Time Warner Entertainment Co. Debs.

      7.25%, 09/01/08..................      500        535,000

                                                   ------------

                                                      1,907,312

                                                   ------------

ENVIRONMENTAL SERVICES -- 0.1%

    Allied Waste North America, Inc.

      Co. Guarantee Notes

      10.25%, 12/01/06.................      200        220,750

                                                   ------------

EQUIPMENT SERVICES -- 0.1%

    Coinmach Corp. Sr. Notes Cl-D

      11.75%, 11/15/05.................      125        139,688

                                                   ------------

FARMING & AGRICULTURE -- 0.1%

    Purina Mills, Inc. Sr. Sub. Notes

      144A

      9.00%, 03/15/10..................      325        334,750

                                                   ------------

FINANCIAL-BANK & TRUST -- 2.2%

    Advanta Home Equity Loan Trust

      1993-1 Cl-A2

      5.95%, 05/25/09..................    2,281      2,243,326

    Airplanes Pass Through Trust

      10.875%, 03/15/19................      250        282,387

    Aristar, Inc. Sr. Notes

      8.875%, 08/15/98.................      200        200,522

      7.875%, 02/15/99.................      200        202,250

    Banesto Delaware Sub. Notes

      8.25%, 07/28/02..................       50         53,625

    Bank of Nova Scotia Sub. Notes

      6.25%, 09/15/08..................       50         49,937

    BankAmerica Corp. Sub. Notes

      6.85%, 03/01/03..................      150        155,063

    BankUnited Capital Trust Corp. Cl-B

      10.25%, 12/31/26.................      250        270,000

    CoreStates Home Equity Trust Corp.

      Cl-A

      6.65%, 05/15/09..................       53         52,855

    First Federal Financial, Inc. Notes

      11.75%, 10/01/04.................      125        136,250

    Freddie Mac Corp. Debs.

      5.97%, 03/02/01..................    1,500      1,500,240

    MBNA Corp. Sr. Medium Term Notes

      6.15%, 10/01/03..................      450        448,313

    NationsBank Texas Corp. Sr. Notes

      6.75%, 08/15/00..................      150        152,438

    Provident Bank Corp. Sub. Notes

      7.125%, 03/15/03.................      175        181,781

                                                   ------------

                                                      5,928,987

                                                   ------------

FINANCIAL SERVICES -- 2.4%

    Ahmanson, (H.F.) & Co. Sr. Notes

      9.875%, 11/15/99.................      100        104,563

    American Express Master Trust

      7.60%, 08/15/02..................      500        525,362


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Associates Corp. of North America

      Sr. Notes

      7.70%, 03/15/00..................  $    50   $     51,438

    Banque Paribas-NY Sub. Notes

      6.875%, 03/01/09.................    1,500      1,537,500

    Bay View Capital Corp. Sub. Notes

      9.125%, 08/15/07.................      150        154,500

    Chrysler Financial Corp. Notes

      8.46%, 01/19/00..................      200        207,500

    Ciesco L.P. Notes

      7.38%, 04/19/00..................      250        255,313

    Enhance Financial Services Group,

      Inc. Debs.

      6.75%, 03/01/03..................      300        307,125

    Intertek Finance PLC Sr. Sub. Notes

      Cl-B

      10.25%, 11/01/06.................      250        265,625

    Loomis Fargo & Co. Notes

      10.00%, 01/15/04.................      100        100,250

    Ocwen Capital Corp. Trust I Notes

      10.875%, 08/01/27................      200        218,500

    Ocwen Financial Corp. Notes

      11.875%, 10/01/03................      150        168,750

    Salomon Smith Barney Holding, Inc.

      Notes

      6.625%, 06/01/00.................      200        202,750

    Salomon, Inc. Sr. Notes

      6.75%, 02/15/03..................      500        508,125

    Simon Debartolo Group, Inc. L.P.

      Notes

      7.00%, 07/15/09..................      525        525,656

    USF&G Capital II Cl-B

      8.47%, 01/10/27..................      500        574,375

    Wells Fargo & Co. Sub. Notes

      6.25%, 04/15/08..................      700        698,250

                                                   ------------

                                                      6,405,582

                                                   ------------

FOOD -- 0.4%

    Archibald Candy Corp. Notes

      10.25%, 07/01/04.................      250        266,250

    Keebler Corp. Sr. Sub. Notes

      10.75%, 07/01/06.................      250        281,875

    Mrs. Fields Original Cookies, Inc.

      Notes

      10.125%, 12/01/04................      100         97,250

    Shoppers Food Warehouse Corp. Notes

      9.75%, 06/15/04..................      100        111,500

    Windy Hill Pet Food Co. Sr. Sub.

      Notes

      9.75%, 05/15/07..................      250        265,000

                                                   ------------

                                                      1,021,875

                                                   ------------

HEALTHCARE SERVICES -- 0.0%

    Quest Diagnostics, Inc. Sr. Sub.

      Notes

      10.75%, 12/15/06.................      125        139,687

                                                   ------------






                                           PAR

                                          (000)       VALUE

                                          -----       -----


HOTELS & MOTELS -- 0.1%

    Courtyard by Marriott Sr. Notes

      10.75%, 02/01/08.................  $   150   $    165,375

    Host Marriott Travel Plaza Corp.

      Sr. Notes Cl-B

      9.50%, 05/15/05..................      150        159,375

                                                   ------------

                                                        324,750

                                                   ------------

INDUSTRIAL PRODUCTS -- 0.8%

    Eop Operating L.P. 144A

      6.75%, 02/15/08..................    1,000      1,012,500

    Fico Strip Coupon Notes [ZCB]

      13.226%, 04/06/03................    1,000        765,100

    MCMS, Inc. Sr. Sub. Notes 144A

      9.75%, 03/01/08..................      250        235,625

    MTS, Inc. Sr. Sub. Notes 144A

      9.375%, 05/01/05.................      100         98,875

    Paragon Corp. Holdings Sr. Notes

      144A

      9.625%, 04/01/08.................      175        161,000

                                                   ------------

                                                      2,273,100

                                                   ------------

INSURANCE -- 0.2%

    New York Life Insurance Co. Notes

      144A

      7.50%, 12/15/23..................      420        426,300

                                                   ------------

MACHINERY & EQUIPMENT -- 0.1%

    Columbus McKinnon Corp. Sr. Sub.

      Notes 144A

      8.50%, 04/01/08..................      200        197,500

    Hawk Corp. Sr. Notes

      10.25%, 12/01/03.................      200        215,000

                                                   ------------

                                                        412,500

                                                   ------------

METALS & MINING -- 0.2%

    AEI Holding Co. Sr. Notes 144A

      10.00%, 11/15/07.................      350        346,500

    Freeport-McMoRan Resource Partners,

      Inc. L.P. Sr. Notes

      7.00%, 02/15/08..................      150        153,375

                                                   ------------

                                                        499,875

                                                   ------------

OIL & GAS -- 0.2%

    Ferrellgas L.P. Financial Corp. Sr.

      Notes

      10.00%, 08/01/01.................      100        105,625

    Flores & Rucks, Inc. Sr. Sub. Notes

      9.75%, 10/01/06..................       50         54,750

    Pride Petroleum Services, Inc. Sr.

      Notes

      9.375%, 05/01/07.................      250        264,062

    Tenneco, Inc. Notes

      8.20%, 11/15/99..................       55         56,581

      8.075, 10/01/02..................      150        160,125

                                                   ------------

                                                        641,143

                                                   ------------

PHARMACEUTICALS -- 0.0%

    Owens & Minor, Inc. Sr. Sub. Notes

      10.875%, 06/01/06................       75         81,938

                                                   ------------


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


PRINTING & PUBLISHING -- 0.1%

    Sun Media Corp. Sr. Sub. Notes

      9.50%, 05/15/07..................  $   163   $    173,187

                                                   ------------

REAL ESTATE -- 0.1%

    HMC Acquisition Properties Sr.

      Notes Cl-B

      9.00%, 12/15/07..................      150        162,750

                                                   ------------

RESTAURANTS -- 0.0%

    McDonald's Corp. Notes

      6.625%, 09/01/05.................      100        104,000

                                                   ------------

RETAIL & MERCHANDISING -- 0.2%

    Meyer, (Fred), Inc. Sr. Notes

      7.45%, 03/01/08..................      250        251,563

    Specialty Retailers, Inc. Co.

      Guarantee Notes Cl-B

      8.50%, 07/15/05..................      250        258,125

    Wal-Mart Stores, Inc. Debs.

      7.25%, 06/01/13..................       85         93,925

                                                   ------------

                                                        603,613

                                                   ------------

SEMICONDUCTORS -- 0.1%

    Fairchild Semiconductor Corp. Sr.

      Sub. Notes

      10.125%, 03/15/07................      250        258,125

                                                   ------------

TELECOMMUNICATIONS -- 2.7%

    Comcast Cable Communication, Inc.

      Notes

      8.125%, 05/01/04.................      400        434,500

    Communication & Power Industries,

      Inc. Sr. Sub. Notes

      12.00%, 08/01/05.................      250        279,063

    Flag Ltd. Sr. Notes 144A

      8.25%, 01/30/08..................      200        202,250

    Frontiervision Sr. Sub. Notes

      11.00%, 10/15/06.................      150        166,500

    Fundy Cable Ltd., Inc. Sr. Notes

      11.00%, 11/15/05.................      250        275,000

    ICG Holding, Inc. [STEP]

      10.621%, 09/15/05................      250        213,750

    Intermedia Communications, Inc. Sr.

      Notes Cl-B

      8.50%, 01/15/08..................      350        350,875

    International Wire Group, Inc.

      Notes Cl-B

      11.75%, 06/01/05.................      350        385,875

    IXC Communications, Inc. Sr. Sub.

      Notes 144A

      9.00%, 04/15/08..................      125        125,000

    L-3 Communications Corp. Sr. Sub.

      Notes Cl-B

      10.375%, 05/01/07................      175        193,812

    Lucent Technologies, Inc. Notes

      6.90%, 07/15/01..................      500        514,375

    Marcus Cable Operating Co. Sr.

      Disc. Notes [STEP]

      11.302%, 08/01/04................      250        243,125






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Metronet Communications Corp. Sr.

      Notes

      12.00%, 08/15/07.................  $   100   $    116,000

    Microcell Telecommunications, Inc.

      Notes [STEP]

      11.144%, 06/01/06................      125         92,969

    Nextel Communications, Inc. Sr.

      Disc. Notes [STEP]

      10.098%, 10/31/07................      500        326,250

    NEXTLINK Communications, Inc. Sr.

      Notes

      12.50%, 04/15/06.................      125        145,000

    Pegasus Communications Corp. Sr.

      Notes Cl-B

      9.625%, 10/15/05.................      250        258,125

    Price Communications Sr. Notes 144A

      9.125%, 12/15/06.................      350        350,000

    Qwest Communications International,

      Inc. Sr. Disc. Notes [STEP]

      8.297%, 10/15/07.................      350        263,375

    Rogers Cablesystems of America,

      Inc. Sr. Notes Cl-B

      10.00%, 03/15/05.................      125        138,750

    Sitel Corp. Sr. Sub. Notes 144A

      9.25%, 03/15/06..................      100         97,000

    Sprint Spectrum L.P. Sr. Notes

      11.00%, 08/15/06.................      250        288,125

    United Telecommunications, Inc.

      Debs.

      9.75%, 04/01/00..................      250        265,313

    WorldCom, Inc. Sr. Notes

      7.75%, 04/01/07..................    1,500      1,629,375

                                                   ------------

                                                      7,354,407

                                                   ------------

TRANSPORTATION -- 0.3%

    Allied Holdings, Inc. Notes Cl-B

      8.625%, 10/01/07.................      250        256,250

    Coach USA, Inc. Notes Cl-B

      9.375%, 07/01/07.................      175        182,875

    Sea Containers Ltd. Sr. Sub. Notes

      12.50%, 12/01/04.................       70         79,013

    Stena AB Sr. Notes

      10.50%, 12/15/05.................      250        273,125

    Union Tank Car Co. Notes

      7.125%, 02/01/07.................      150        158,437

                                                   ------------

                                                        949,700

                                                   ------------

UTILITIES -- 1.2%

    Citizens Utilities Co. Debs.

      8.45%, 09/01/01..................      335        358,869

    Commonwealth Edison Co. Notes

      9.00%, 10/15/99..................      250        258,125

    Consumers Energy Co. First Mtge.

      6.625%, 10/01/98.................       50         50,000

    Energy Corp. of America Sr. Sub.

      Notes Cl-A

      9.50%, 05/15/07..................      250        246,875

    Entergy Louisiana, Inc. First Mtge.

      6.50%, 03/01/08..................    1,000      1,007,500


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Niagara Mohawk Power Corp. Sr.

      Disc. Notes Cl-H [STEP]

      8.539%, 07/01/10.................  $   400   $    278,000

    Niagara Mohawk Power Corp. Sr.

      Notes Cl-G

      7.75%, 10/01/08..................      150        154,125

    Northland Cable Television, Inc.

      Sr. Sub. Notes

      10.25%, 11/15/07.................      250        267,500

    Pacific Gas & Electric Co. First

      Mtge.

      6.75%, 12/01/00..................      200        201,000

    Public Service Electric & Gas First

      Mtge.

      7.00%, 09/01/24..................      300        301,125

    Southern California Co. Edison

      Notes

      6.50%, 06/01/01..................      100        101,500

                                                   ------------

                                                      3,224,619

                                                   ------------

TOTAL CORPORATE OBLIGATIONS

  (COST $42,242,758)...................              43,139,855

                                                   ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%

FEDERAL HOME LOAN MORTGAGE CORP. -- 0.0%

      7.50%, 07/15/20..................        8          7,710

                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 6.2%

      6.00%, 10/15/23-05/15/26.........    2,629      2,570,731

      6.50%, 02/15/24-05/15/24.........    1,456      1,453,738

      7.00%, 09/15/23-02/15/27.........    7,882      8,019,418

      7.50%, 06/15/24-06/15/26.........    1,407      1,446,807

      8.00%, 05/15/16-06/15/26.........    1,014      1,049,980

      8.50%, 06/15/16-10/15/26.........    1,578      1,665,264

      9.00%, 07/15/16-05/15/17.........       78         83,431

      9.50%, 10/15/09-06/15/20.........       45         48,522

      10.00%, 11/15/09.................        9         10,274

      10.50%, 08/15/15.................        6          6,933

      11.50%, 06/15/10-11/15/15........      126        143,799

      12.00%, 09/15/13-01/15/14........        4          4,594

                                                   ------------

                                                     16,503,491

                                                   ------------

TENNESSEE VALLEY AUTHORITY NOTES -- 0.0%

      7.25%, 07/15/43..................       20         21,075

      6.875%, 12/15/43.................       40         40,850

                                                   ------------

                                                         61,925

                                                   ------------

TOTAL U.S. GOVERNMENT AGENCY

  OBLIGATIONS

  (COST $15,979,391)...................              16,573,126

                                                   ------------

U.S. TREASURY OBLIGATIONS -- 17.0%

U.S. TREASURY BONDS -- 6.6%

      11.625%, 11/15/02................      100        123,284

      6.125%, 08/15/07.................    2,000      2,081,280

      7.125%, 02/15/23.................      240        283,867

      7.625%, 02/15/25.................      300        377,619






                                           PAR

                                          (000)       VALUE

                                          -----       -----


      6.875%, 08/15/25.................  $   300   $    347,427

      6.00%, 02/15/26..................      100        104,140

      6.75%, 08/15/26..................    9,325     10,673,861

      6.625%, 02/15/27.................    3,250      3,671,557

                                                   ------------

                                                     17,663,035

                                                   ------------

U.S. TREASURY NOTES -- 10.4%

      5.125%, 12/31/98.................       50         49,960

      6.375%, 05/15/99.................    1,950      1,964,002

      6.75%, 05/31/99..................      460        465,125

      6.00%, 06/30/99..................    3,500      3,517,395

      6.875%, 03/31/00.................      250        255,590

      6.25%, 05/31/00..................      100        101,323

      6.125%, 09/30/00.................      150        151,909

      5.625%, 11/30/00.................      275        275,627

      5.625%, 02/28/01.................    1,100      1,102,728

      5.625%, 05/15/01.................    4,500      4,516,784

      5.75%, 08/15/03..................      665        672,282

      7.50%, 02/15/05..................      250        276,685

      5.875%, 11/15/05.................      425        432,973

      5.625%, 02/15/06.................      500        501,960

      6.50%, 10/15/06..................    1,350      1,433,214

      6.25%, 02/15/07..................    2,000      2,094,740

      5.625%, 05/15/08.................   10,000     10,139,099

                                                   ------------

                                                     27,951,396

                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS

  (COST $44,072,990)...................              45,614,431

                                                   ------------






                                       PRINCIPAL

                                       IN LOCAL

                                       CURRENCY

                                         (000)

                                       ---------


FOREIGN BONDS -- 1.9%

AUSTRALIA -- 0.0%

    Australian Government

      9.50%, 08/15/03................        20          14,643

                                                   ------------

BELGIUM -- 0.0%

    Belgium Kingdom Government

      7.25%, 04/29/04................     1,550          47,108

                                                   ------------

CANADA -- 0.2%

    Canadian Government

      8.50%, 04/01/02................       380         285,748

      6.50%, 06/01/04................       110          79,332

      9.75%, 06/01/21................        10          10,508

                                                   ------------

                                                        375,588

                                                   ------------

DENMARK -- 0.0%

    Kingdom of Denmark

      7.00%, 12/15/04................       275          44,787

                                                   ------------


T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------





                                       PRINCIPAL

                                       IN LOCAL

                                       CURRENCY

                                         (000)        VALUE

                                       ---------      -----


FRANCE -- 0.3%

    French O.A.T

      8.50%, 11/25/02................     1,406    $    271,548

      8.25%, 02/27/04................       264          51,699

      5.50%, 04/25/07................     3,000         522,194

      8.50%, 04/25/23................        50          11,898

                                                   ------------

                                                        857,339

                                                   ------------

GERMANY -- 0.4%

    Deutscheland Republic

      8.50%, 08/21/00................       375         226,305

      8.375%, 05/21/01...............       410         252,628

      6.50%, 07/15/03................       110          66,499

      6.00%, 07/04/07................       838         505,103

                                                   ------------

                                                      1,050,535

                                                   ------------

ITALY -- 0.1%

    Italian Government

      11.50%, 03/01/03...............   275,000         197,793

      8.50%, 08/01/04................    45,000          30,111

                                                   ------------

                                                        227,904

                                                   ------------

JAPAN -- 0.6%

    European Investment Bank

      4.625%, 02/26/03...............    53,000         442,987

      3.00%, 09/20/06................   102,000         816,713

    International Bank Recovery & De-

      velopment Global Bonds

      6.75%, 03/15/00................    14,000         111,404

    Japanese Government

      4.50%, 06/20/03................    33,500         281,184

                                                   ------------

                                                      1,652,288

                                                   ------------

NETHERLANDS -- 0.0%

    Netherlands Government

      5.75%, 01/15/04................       115          59,868

                                                   ------------






                                       PRINCIPAL

                                       IN LOCAL

                                       CURRENCY

                                         (000)        VALUE

                                       ---------      -----


SPAIN -- 0.0%

    Spanish Government

      8.00%, 05/30/04................     6,400    $     48,806

                                                   ------------

UNITED KINGDOM -- 0.3%

    United Kingdom Treasury

      9.00%, 03/03/00................        85         145,900

      8.00%, 06/10/03................        91         162,320

      7.50%, 12/07/06................       164         300,741

                                                   ------------

                                                        608,961

                                                   ------------

TOTAL FOREIGN BONDS

  (COST $5,184,270)..................                 4,987,827

                                                   ------------






                                         PAR

                                        (000)

                                        -----


COMMERCIAL PAPER -- 1.8%

    Delaware Funding Corp.+

      5.55%, 09/01/98................     $ 407        403,047

    Du Pont, (E.I.) de Nemours & Co.+

      5.52%, 07/20/98................     4,155      4,142,895

    Toys 'R' Us, Inc.

      5.55%, 07/16/98................       422        421,024

                                                  ------------

    (COST $4,967,029)................                4,966,966

                                                  ------------






                                         SHARES

                                         ------


SHORT-TERM INVESTMENTS -- 0.1%

    Temporary Investment Fund

    (COST $300,867)....................  300,867        300,867

                                                   ------------

TOTAL INVESTMENTS -- 99.3%

  (COST $213,179,873)..................             266,533,125

OTHER ASSETS LESS

  LIABILITIES -- 0.7%..................               1,775,684

                                                   ------------

NET ASSETS -- 100.0%...................            $268,308,809

                                                   ============




--------------------------------------------------------------------------------



Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to

  1.7% of net assets.



144A -- Security was purchased pursuant to rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 2.3% of net assets.



See Notes to Financial Statements

PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 47.5%

FEDERAL HOME LOAN MORTGAGE CORP. -- 10.1%

      6.00%, 04/01/28-06/01/28.........  $ 2,988   $  2,914,090

      8.25%, 08/01/17..................      465        483,622

      7.00%, 04/25/19 [IO].............      175         14,329

      6.50%, 07/14/28-08/13/28 [TBA]...   65,500     65,305,550

      7.68%, 02/01/24 [VR].............    1,563      1,614,976

                                                   ------------

                                                     70,332,567

                                                   ------------

FEDERAL NATIONAL MORTGAGE ASSOC. -- 13.8%

      6.90%, 05/25/23..................      213        216,462

      7.50%, 04/01/24..................    3,233      3,319,681

      9.40%, 07/25/03..................      187        194,221

      6.25%, 05/25/08 [IO].............      236         65,519

      6.50%, 06/25/14 [IO].............      478          9,679

      6.00%, 07/20/13 [TBA]............   42,000     41,540,520

      6.50%, 08/13/28 [TBA]............   48,500     48,272,535

      6.22%, 10/01/27-06/01/28 [VR]....    2,681      2,699,382

      7.79%, 01/01/24 [VR].............      251        260,066

                                                   ------------

                                                     96,578,065

                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 20.7%

      6.50%, 09/15/23-12/15/25.........   22,940     22,873,150

      6.875%, 01/20/26-02/20/27........   39,298     40,177,998

      7.00%, 11/20/26-12/20/26.........   27,647     28,239,588

      7.50%, 12/20/23..................      362        370,179

      6.50%, 08/19/28 [TBA]............    8,420      8,396,340

      6.875%, 03/20/17-03/20/24 [VR]...   12,140     12,381,931

      7.00%, 08/20/23-12/20/25 [VR]....   27,179     27,722,504

      7.375%, 06/20/22-04/20/23 [VR]...    3,885      3,956,952

                                                   ------------

                                                    144,118,642

                                                   ------------

STUDENT LOAN MARKETING ASSOC. -- 2.9%

    Series 1998-2 Cl-A1 [VR]

      5.92%, 04/25/07..................   20,000     19,993,750

                                                   ------------

TOTAL U.S. GOVERNMENT AGENCY

  OBLIGATIONS

  (COST $328,041,805)..................             331,023,024

                                                   ------------

CORPORATE OBLIGATIONS -- 38.3%

AIRLINES -- 1.8%

    American Airlines, Inc. Notes

      10.19%, 05/26/15.................      250        331,270

    United Air Lines, Inc. Notes

      10.36%, 11/13/12.................    6,925      9,033,593

      10.36%, 11/27/12.................      500        651,845

      10.02%, 03/22/14.................    2,000      2,508,140

                                                   ------------

                                                     12,524,848

                                                   ------------

CHEMICALS -- 2.9%

    Imperial Chemical, Inc. Euro Medium

      Term Notes [FRN]

      5.75%, 12/05/98..................   10,000     10,013,050

    Indspec Chemical Corp. Sr. Sub.

      Notes Cl-B [STEP]

      9.74%, 12/01/03..................   10,000     10,275,000

                                                   ------------

                                                     20,288,050

                                                   ------------






                                           PAR

                                          (000)       VALUE

                                          -----       -----


CONGLOMERATES -- 1.7%

    Philip Morris Companies, Inc. Notes

      [VR]

      6.15%, 03/15/00..................  $11,600   $ 11,614,500

                                                   ------------

ENTERTAINMENT & LEISURE -- 0.2%

    Time Warner, Inc. Notes

      7.98%, 08/15/04..................      262        283,943

      8.11%, 08/15/06..................      525        577,500

      8.18%, 08/15/07..................      525        584,063

                                                   ------------

                                                      1,445,506

                                                   ------------

FINANCIAL-BANK & TRUST -- 2.9%

    Citicorp Medium Term Sr. Notes

      [FRN]

      6.09%, 11/30/00..................    6,000      6,042,720

    First of America Bank Notes

      6.00%, 10/01/99..................   13,750     13,750,000

                                                   ------------

                                                     19,792,720

                                                   ------------

FINANCIAL SERVICES -- 16.8%

    Avco Financial Services, Inc.

      Medium Term Notes

      5.75%, 01/23/01..................    7,850      7,810,750

    Beneficial Corp. Medium Term Notes

      Cl-H [FRN]

      5.81%, 01/09/02..................   10,000      9,985,698

    Chrysler Financial Corp. Notes

      [FRN]

      5.77%, 01/30/02..................   10,000      9,978,699

    Ford Motor Credit Co. Notes [FRN]

      5.83%, 09/03/01..................   10,000     10,004,550

    Goldman Sachs Group Notes

      [FRN] 144A

      5.91%, 11/24/00..................   20,000     20,015,400

    Lehman Brother Holdings Medium Term

      Notes Cl-E [FRN]

      5.90%, 01/18/00..................   10,000      9,986,800

    Merrill Lynch & Co. Notes [FRN]

      5.77%, 01/23/01..................    2,650      2,654,982

    New England Educational Loan

      Marketing Assoc. Medium Term

      Notes [FRN]

      5.86%, 06/11/01..................   10,000      9,991,800

    PNC Bank Corp. NA Notes [FRN]

      5.60%, 06/01/00..................   20,000     19,969,394

    Salomon, Inc. Notes [FRN]

      6.20%, 02/15/99..................    2,000      2,006,800

    Salomon, Inc. Sr. Notes [VR]

      5.80%, 08/04/98..................   15,000     15,003,150

                                                   ------------

                                                    117,408,023

                                                   ------------

FOOD -- 1.0%

    RJR Nabisco, Inc. Notes

      8.625%, 12/01/02.................    6,500      6,776,250

                                                   ------------

INSURANCE -- 0.7%

    Residential Reinsurance Notes

      [FRN] 144A

      9.85%, 09/01/98..................    5,000      4,984,375

                                                   ------------


PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


PETROLEUM EXPLORATION & PRODUCTION -- 0.7%

    Connecticut Light & Power Co./

      West Massachusetts Electric Co.

      Notes 144A

      8.59%, 06/05/03..................  $ 5,000   $  5,005,000

                                                   ------------

RAILROADS -- 0.8%

    Union Pacific Co. Notes

      7.875%, 02/15/02.................    5,000      5,250,000

                                                   ------------

REAL ESTATE -- 0.7%

    Spieker Properties, Inc. LP Notes

      6.95%, 12/15/02..................    5,000      5,093,750

                                                   ------------

TELECOMMUNICATIONS -- 5.6%

    AT&T Capital Corp. Notes

      5.94%, 01/15/99 [VR].............   10,000      9,998,000

      6.05%, 04/01/99 [FRN] 144A.......   10,000     10,007,400

    TCI Communications, Inc. Sr. Notes

      [FRN]

      5.95%, 09/11/00..................   10,000     10,089,800

    WorldCom, Inc. Sr. Notes

      9.38%, 01/15/04..................    8,632      9,139,130

                                                   ------------

                                                     39,234,330

                                                   ------------

UTILITIES -- 2.5%

    Cleveland Electric

      Illuminating Co. Notes

      8.75%, 11/15/05..................      100        100,680

    CMS Energy Corp. Sr. Notes

      8.13%, 05/15/02..................    5,000      5,156,250

    Long Island Lighting Corp. Notes

      8.90%, 07/15/19..................    6,000      6,358,560

    Louisiana Power & Light Corp. Notes

      7.74%, 07/01/02..................    6,000      6,097,500

                                                   ------------

                                                     17,712,990

                                                   ------------

TOTAL CORPORATE OBLIGATIONS

  (COST $264,760,033)..................             267,130,342

                                                   ------------

COMMERCIAL PAPER -- 20.7%

    American Express Credit Corp.

      5.53%, 08/26/98..................   35,000     34,698,922

    Du Pont, (E.I.) de Nemours & Co.

      5.51%, 07/14/98..................    2,400      2,395,225

    General Electric Capital Corp.

      5.52%, 07/23/98..................   11,400     11,363,700

      5.53%, 09/18/98..................   14,000     13,827,956

    KFW International Financial Corp.

      5.50%, 07/01/98..................      800        800,000

      5.49%, 07/24/98..................    3,300      3,288,425

    National Rural Utility Corp.

      5.50%, 07/28/98..................    1,700      1,692,988

      5.51%, 08/20/98..................    1,800      1,786,225

      5.50%, 09/03/98..................    2,500      2,473,646

    New Center Asset Trust

      5.55%, 08/20/98..................    7,400      7,342,958

      5.54%, 08/27/98..................   14,800     14,675,794

    Oesterreichische Kontbk

      5.49%, 07/13/98..................    5,000      4,990,850

      5.50%, 09/22/98..................   10,000      9,859,444






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Procter & Gamble Co.

      5.51%, 08/06/98..................  $14,300   $ 14,221,207

    Coca-Cola Co.

      5.49%, 09/01/98..................   10,000      9,905,277

    Washington Post+

      5.53%, 08/12/98..................   11,100     11,028,387

                                                   ------------

    (COST $144,361,216)................             144,351,004

                                                   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.6%

    California Infrastructure SDG&E-1

      Mtge.

      5.97%, 12/25/00..................    6,677      6,676,699

    Citicorp Mtge. Securities, Inc.

      [VR]

      7.50%, 10/25/22..................      438        448,073

    Collateralized Mtge. Securities

      Corp. [VR]

      7.99%, 05/01/17..................      444        457,261

    Contimortgage Home Equity Loan

      Trust Cl-A2

      5.83%, 10/15/12..................   19,414     19,404,443

    Countrywide Adjustable Rate Mtge.

      [VR]

      7.77%, 03/25/24..................      399        411,945

      8.20%, 11/25/24..................      341        352,467

    MBNA Master Credit Card Trust Cl-A

      [VR]

      5.59%, 01/15/02..................   15,000     14,982,000

    Mortgage Capital Trust VI

      9.50%, 02/01/18..................      342        341,896

    Prudential Home Mtge. Securities

      6.50%, 01/25/00..................    5,102      5,095,338

    Prudential-Bache Trust

      8.40%, 03/20/21..................    2,802      2,909,987

    Resolution Trust Corp.

      8.00%, 09/25/21..................       49         49,142

    Rothschild, (L.F.) Mtge. Trust

      9.95%, 08/01/17..................    1,768      1,914,163

                                                   ------------

    (COST $52,734,375).................              53,043,414

                                                   ------------

U.S. TREASURY OBLIGATIONS -- 0.7%

    U.S. Treasury Bills

      4.96%, 07/23/98#.................      105        104,698

      4.98%, 07/23/98#.................    1,715      1,710,067

      4.98%, 07/23/98#.................       65         64,813

      5.01%, 07/23/98#.................      885        882,455

      4.84%, 08/20/98..................      415        412,235

      5.02%, 08/20/98#.................      405        402,301

      5.06%. 08/20/98#.................      210        208,601

      4.99%, 10/15/98#.................      600        591,167

      5.02%, 10/15/98#.................      250        246,319

                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS

  (COST $4,621,964)....................               4,622,656

                                                   ------------

SOVEREIGN ISSUES -- 3.9%

ARGENTINA -- 1.3%

    Republic of Argentina [BRB, FRB]

      6.63%, 03/31/05..................   10,450      9,235,189

                                                   ------------


PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


BRAZIL -- 0.5%

    Republic of Brazil-IDU Cl-A [VR]

      6.88%, 01/01/01..................  $ 3,500   $  3,322,715

                                                   ------------

MEXICO -- 1.4%

    United Mexican States Sr. Notes

      [FRN]

      7.00%, 06/27/02..................   10,000      9,800,000

                                                   ------------

PHILIPPINES -- 0.7%

    Bangko Sentral Pilipinas

      8.60%, 06/15/27..................    6,000      5,197,500

                                                   ------------

TOTAL SOVEREIGN ISSUES

  (COST $27,318,761)...................              27,555,404

                                                   ------------






                                        PRINCIPAL

                                        IN LOCAL

                                        CURRENCY

                                          (000)

                                        ---------


FOREIGN BONDS -- 1.4%

CANADA -- 0.6%

    Canadian Government

      4.25%, 12/01/26.................      5,186      3,759,845

                                                    ------------

NEW ZEALAND -- 0.8%

    New Zealand Government

      10.00%, 03/15/02................     10,000      5,703,508

                                                    ------------

TOTAL FOREIGN BONDS

  (COST $9,639,772)...................                 9,463,353

                                                    ------------

                                           PAR

                                          (000)        VALUE

                                        ---------   ------------

CERTIFICATES OF DEPOSIT -- 2.9%

    Bankers Trust Corp.

    5.90%, 07/07/98 (COST

    $19,999,937)......................    $20,000   $ 20,000,118

                                                    ------------






                                         SHARES

                                         ------


SHORT-TERM INVESTMENTS -- 0.6%

    Temporary Investment Cash Fund....  2,278,680     2,278,680

    Temporary Investment Fund.........  2,278,680     2,278,680

                                                   ------------

    (COST $4,557,360).................                4,557,360

                                                   ------------

TOTAL INVESTMENTS -- 123.6%

  (COST $856,035,223).................              861,746,675

                                                   ------------






                                       NOTIONAL

                                        AMOUNT

                                        (000)

                                       --------


WRITTEN CALL OPTIONS -- 0.0%

    30 Year U.S. Treasury Bond

      Futures, Strike Price 132,

      Expires 08/22/98

      (COST ($143,336))..............  $95,000          (14,844)

                                                  -------------

LIABILITIES IN EXCESS OF

  OTHER ASSETS -- (23.6%)............              (164,643,701)

                                                  -------------

NET ASSETS -- 100.0%.................             $ 697,088,130

                                                  =============


PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------



Foreign currency exchange contracts outstanding at June 30, 1998:





                                            IN

SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS      UNREALIZED

MONTH        TYPE          DELIVER         FOR        AT VALUE     DEPRECIATION

--------------------------------------------------------------------------------


08/98        Sell   CAD    5,236,000    $3,561,905   $3,565,567     $    3,662

                                        ==========   ==========     ==========




# Securities with an aggregate market value of $4,210,421 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1998:





                                                NOTIONAL     UNREALIZED

                              EXPIRATION         AMOUNT     APPRECIATION

DESCRIPTION                     MONTH            (000)     (DEPRECIATION)

-------------------------------------------------------------------------


U.S. Treasury 10 Year

 Note.......................    09/98           $71,300      $  (13,453)

U.S. Treasury 10 Year

 Note.......................    12/98            28,200         224,991

U.S. Treasury 30 Year

 Note.......................    09/98           158,800       1,668,523

LIBOR.......................    12/98      GBP   25,000        (301,589)

                                                             ----------

                                                             $1,578,472

                                                             ==========




Interest rate swap agreements outstanding at June 30, 1998:





                                                NOTIONAL     UNREALIZED

                              EXPIRATION         AMOUNT     APPRECIATION

        DESCRIPTION             MONTH            (000)     (DEPRECIATION)

-------------------------------------------------------------------------


Receive variable rate

 payments on the three month

 LIBOR-BBA floating rate and

 pay fixed rate payments on

 the then current U.S.

 Treasury 10 Year Notes with

 a spread of: 36.25.........    04/02           $  5,000     $  36,046

 36.50......................    04/02              7,500        53,348

 37.00......................    04/02              3,000        20,763

 37.00......................    05/02             10,000        69,209

 35.75......................    06/02              6,000        44,409

 36.50......................    06/02             12,000        85,357

Receive variable rate

 payments on the six month

 LIBOR-BBA floating rate and

 pay fixed rate payments on

 the then current Japanese

 10 Year Government Bonds

 with a spread of: 2.305....    04/02      JPY   377,000       (87,540)

 2.295......................    04/08      JPY   580,000      (130,957)

                                                             ---------

                                                             $  90,635

                                                             =========




--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of

Investments.



+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to

  1.6% of net assets.



144A -- Security was purchased pursuant to Rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 5.7% of net assets.



See Notes to Financial Statements.

INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 73.0%

AEROSPACE -- 2.4%

    AlliedSignal, Inc. ................  200,000   $  8,875,000

    General Motors Corp. Cl-H..........   20,000        942,500

    Lockheed Martin Corp. .............   20,000      2,117,500

    Northrop Grumman Corp. ............   55,000      5,671,875

                                                   ------------

                                                     17,606,875

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 0.8%

    Ford Motor Co. ....................  100,000      5,900,000

                                                   ------------

AUTOMOTIVE PARTS -- 0.3%

    Borg Warner Automotive, Inc. ......   50,000      2,403,125

                                                   ------------

BEVERAGES -- 1.6%

    Anheuser-Busch Companies, Inc. ....  140,000      6,606,250

    Coors, (Adolph) Co. Cl-B...........  150,000      5,100,000

                                                   ------------

                                                     11,706,250

                                                   ------------

CHEMICALS -- 2.0%

    Agrium, Inc. ......................  250,000      3,156,250

    Lawter International, Inc. ........  100,000      1,087,500

    Monsanto Co. ......................  134,000      7,487,250

    Olin Corp. ........................   80,000      3,335,000

                                                   ------------

                                                     15,066,000

                                                   ------------

COMPUTER HARDWARE -- 1.9%

    Hewlett-Packard Co. ...............   50,000      2,993,750

    International Business Machines

      Corp. ...........................  100,100     11,492,731

                                                   ------------

                                                     14,486,481

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 2.2%

    Ceridian Corp.*....................  150,000      8,812,500

    First Data Corp. ..................  220,000      7,328,750

                                                   ------------

                                                     16,141,250

                                                   ------------

CONGLOMERATES -- 1.1%

    Textron, Inc. .....................  110,000      7,885,625

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 1.7%

    Colgate-Palmolive Co. .............   83,000      7,304,000

    Procter & Gamble Co. ..............   62,400      5,682,300

                                                   ------------

                                                     12,986,300

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 6.1%

    Applied Materials, Inc.*...........  188,400      5,557,800

    Emerson Electric Co................  120,000      7,245,000

    General Electric Co. ..............  150,000     13,650,000

    Tandy Corp. .......................  205,200     10,888,425

    Texas Instruments, Inc. ...........  140,000      8,163,750

                                                   ------------

                                                     45,504,975

                                                   ------------

ENVIRONMENTAL SERVICES -- 0.8%

    Republic Services, Inc. Cl-A*......  250,000      6,000,000

                                                   ------------

FINANCIAL-BANK & TRUST -- 7.5%

    Bank of New York Co., Inc. ........  200,000     12,137,500

    Charter One Financial, Inc. .......  200,000      6,737,500

    Citicorp. .........................   50,000      7,462,500

    Fleet Financial Group, Inc. .......  110,000      9,185,000






                                         SHARES       VALUE

                                         ------       -----


    Mellon Bank Corp. .................  140,000   $  9,747,500

    NationsBank Corp. .................  140,000     10,710,000

                                                   ------------

                                                     55,980,000

                                                   ------------

FINANCIAL SERVICES -- 1.8%

    Ahmanson, (H.F.) & Co. ............   90,000      6,390,000

    Morgan Stanley, Dean Witter &

      Co. .............................   81,000      7,401,375

                                                   ------------

                                                     13,791,375

                                                   ------------

FOOD -- 4.7%

    General Mills, Inc. ...............   80,000      5,470,000

    Heinz, (H.J.) Co. .................   93,000      5,219,625

    Kellogg Co. .......................  140,000      5,258,750

    Quaker Oats Co. ...................  190,000     10,438,125

    Ralston Purina Group...............   75,000      8,760,937

                                                   ------------

                                                     35,147,437

                                                   ------------

HOTELS & MOTELS -- 1.7%

    Hilton Hotels Corp. ...............  320,000      9,120,000

    Patriot American Hospitality,

      Inc. ............................  160,002      3,830,048

                                                   ------------

                                                     12,950,048

                                                   ------------

INSURANCE -- 5.5%

    Allmerica Financial Corp. .........  156,363     10,163,595

    Chubb Corp. .......................  100,000      8,037,500

    Lincoln National Corp. ............   80,000      7,310,000

    Ohio Casualty Corp. ...............  100,000      4,425,000

    Travelers Property Casualty Corp.

      Cl-A.............................  255,000     10,933,125

                                                   ------------

                                                     40,869,220

                                                   ------------

MACHINERY & EQUIPMENT -- 0.3%

    Albany International Corp. Cl-A....  100,500      2,405,719

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 1.9%

    Abbott Laboratories................  200,000      8,175,000

    Becton Dickinson & Co. ............   75,000      5,821,875

                                                   ------------

                                                     13,996,875

                                                   ------------

METALS & MINING -- 0.3%

    Newmont Mining Corp. ..............  100,994      2,385,983

                                                   ------------

OIL & GAS -- 5.5%

    Apache Corp. ......................  100,000      3,150,000

    Atlantic Richfield Co. ............   60,000      4,687,500

    Chevron Corp. .....................   70,000      5,814,375

    EEX Corp.* ........................  400,000      3,750,000

    Enron Oil & Gas Co. ...............  100,000      2,025,000

    Exxon Corp. .......................  100,000      7,131,250

    Phillips Petroleum Co. ............   60,000      2,891,250

    Royal Dutch Petroleum Co. .........   60,000      3,288,750

    Union Pacific Resources Group,

      Inc. ............................  121,173      2,128,101

    Unocal Corp. ......................  100,000      3,575,000

    USX-Marathon Group.................   80,000      2,745,000

                                                   ------------

                                                     41,186,226

                                                   ------------

PAPER & FOREST PRODUCTS -- 0.9%

    Fort James Corp. ..................  150,000      6,675,000

                                                   ------------


INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


PERSONAL SERVICES -- 1.0%

    Galileo International, Inc. .......   99,000   $  4,461,187

    Service Corp. International........   72,000      3,087,000

                                                   ------------

                                                      7,548,187

                                                   ------------

PHARMACEUTICALS -- 5.5%

    American Home Products Corp. ......   80,000      4,140,000

    Bristol-Meyers Squibb Co. .........   80,000      9,195,000

    Merck & Co., Inc. .................  100,000     13,375,000

    Novo Nordisk AS [ADR]..............   15,000      1,032,187

    Pfizer, Inc. ......................   30,000      3,260,625

    SmithKline Beecham PLC [ADR].......   70,000      4,235,000

    Warner-Lambert Co. ................   90,000      6,243,750

                                                   ------------

                                                     41,481,562

                                                   ------------

RAILROADS -- 2.6%

    Kansas City Southern Industries,

      Inc. ............................  296,000     14,689,000

    Norfolk Southern Corp. ............  150,000      4,471,875

                                                   ------------

                                                     19,160,875

                                                   ------------

REAL ESTATE -- 0.2%

    Boston Properties, Inc. ...........   40,000      1,380,000

                                                   ------------

RETAIL & MERCHANDISING -- 4.9%

    Dayton-Hudson Corp. ...............  230,600     11,184,100

    Federated Department Stores,

      Inc.*............................  120,000      6,457,500

    May Department Stores Co. .........   70,000      4,585,000

    Penney, (J.C.) Co., Inc. ..........   70,000      5,061,875

    Proffitt's, Inc.*..................  230,000      9,286,250

                                                   ------------

                                                     36,574,725

                                                   ------------

SEMICONDUCTORS -- 0.7%

    Motorola, Inc. ....................  100,000      5,256,250

                                                   ------------

TELECOMMUNICATIONS -- 6.0%

    Ameritech Corp. ...................  100,000      4,487,500

    AT&T Corp. ........................   60,000      3,427,500

    Bell Atlantic Corp. ...............  200,000      9,125,000

    BellSouth Corp. ...................   80,000      5,370,000

    GTE Corp. .........................  100,000      5,562,500

    SBC Communications, Inc. ..........  180,000      7,200,000

    Sprint Corp. ......................   42,700      3,010,350

    U. S. West, Inc. ..................  140,000      6,580,000

                                                   ------------

                                                     44,762,850

                                                   ------------

TRANSPORTATION -- 0.8%

    CNF Transportation, Inc. ..........  142,300      6,047,750

                                                   ------------

UTILITIES -- 0.3%

    Interstate Energy Corp. ...........   68,400      2,223,000

                                                   ------------

TOTAL COMMON STOCK

  (COST $425,059,688)........................       545,509,963

                                                   ------------

PREFERRED STOCK -- 0.1%

METALS & MINING

    Amax Gold, Inc. $3.75 Cl-B

    (COST $996,575)....................   20,000        883,750

                                                   ------------



                                           PAR

                                          (000)       VALUE

                                          -----        ----

CORPORATE OBLIGATIONS -- 18.8%

AUTOMOTIVE -- 0.2%

    Auburn Hills Trust Debs.

      12.00%, 05/01/20.................  $ 1,000   $  1,627,500

                                                   ------------

BROADCASTING -- 1.0%

    Allbritton Communications Co. Sr.

      Sub. Debs. 9.75%, 11/30/07.......    1,500      1,653,750

    American Radio Systems Co. Co.

      Guarantee Notes 9.00%,

      02/01/06.........................    1,500      1,597,500

    CBS, Inc. Debs. 8.875%, 06/01/22...    2,000      2,232,500

    Heritage Media Corp. Sr. Sub. Notes

      8.75%, 02/15/06..................    1,500      1,605,000

                                                   ------------

                                                      7,088,750

                                                   ------------

BUILDING MATERIALS -- 0.5%

    USG Corp. Sr. Notes 8.50%,

      08/01/05.........................    3,500      3,908,800

                                                   ------------

ENTERTAINMENT & LEISURE -- 0.3%

    GCI, Inc. Sr. Notes 9.75%,

      08/01/07.........................    1,000      1,050,000

    Time Warner, Inc. Notes 6.85%,

      01/15/03.........................    1,000      1,032,500

                                                   ------------

                                                      2,082,500

                                                   ------------

FINANCIAL SERVICES -- 1.1%

    CEI Citicorp Holdings Notes 9.75%,

      02/14/07.........................    2,000      1,950,000

    Donaldson Lufkin & Jenrette, Inc.

      Notes 5.625%, 02/15/16...........    1,000        992,500

    DQU II Funding Corp. Debs. 8.70%,

      06/01/16.........................    2,000      2,307,500

    General Motors Acceptance Corp.

      Notes 6.70%, 04/25/01............    1,000      1,017,500

    Lehman Brothers Holdings, Inc. Sr.

      Notes 8.80%, 03/01/15............    1,850      2,208,438

                                                   ------------

                                                      8,475,938

                                                   ------------

HEALTHCARE SERVICES -- 0.1%

    FHP International Corp. Sr. Notes

      7.00%, 09/15/03..................    1,000      1,017,500

                                                   ------------

HOTELS & MOTELS -- 0.3%

    Hilton Hotels Corp. Sr. Notes

      7.20%, 12/15/09..................    2,000      1,975,000

                                                   ------------

INSURANCE -- 0.6%

    Equitable Companies, Inc. Sr. Notes

      9.00%, 12/15/04..................    4,035      4,604,944

                                                   ------------

MACHINERY & EQUIPMENT -- 0.1%

    Agco Corp. Sr. Sub. Notes 8.50%,

      03/15/06.........................    1,000      1,031,250

                                                   ------------


INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                         -------   ------------


MEDICAL SUPPLIES & EQUIPMENT -- 0.1%

    U.S. Surgical Corp. Sr. Notes

      7.25%, 03/15/08..................  $ 1,000   $  1,060,000

                                                   ------------

METALS & MINING -- 1.0%

    Glencore Nickel Property Ltd. Co.

      Co. Guarantee Notes 9.00%,

      12/01/14.........................    2,000      1,940,000

    Haynes International, Inc. Sr.

      Notes 11.625%, 09/01/04..........    1,500      1,665,000

    Inland Steel Co. First Mtge. Cl-R

      7.90%, 01/15/07..................    2,000      2,025,000

    National Steel Corp. First Mtge.

      8.375%, 08/01/06.................    1,500      1,498,125

                                                   ------------

                                                      7,128,125

                                                   ------------

OIL & GAS -- 2.8%

    Atlantic Richfield Co. Debs.

      9.875%, 03/01/16.................    1,505      2,063,731

      10.875%, 07/15/05................    3,000      3,836,250

    Belco Oil & Gas Corp. Sr. Sub.

      Notes Cl-B 8.875%, 09/15/07......    1,500      1,470,000

    Canadian Forest Oil Ltd. Co.

      Guarantee Notes 8.75%,

      09/15/07.........................    1,500      1,477,500

    Cliffs Drilling Co. Cl-B 10.25%,

      05/15/03.........................    1,000      1,060,000

    Gulf Canada Resources Ltd. Sr.

      Notes 8.35%, 08/01/06............    1,000      1,080,000

      8.25%, 03/15/17..................    1,000      1,088,750

    Navigator Gas Transport Notes 144A

      10.50%, 06/30/07.................    1,000      1,047,500

    Noram Energy Corp. Sub. Debs.

      6.00%, 03/15/12..................    1,613      1,584,773

    Northern Offshore ASA Co. Guarantee

      Notes 144A 10.00%, 05/15/05......    1,000        960,000

    Pacific Gas & Electric First Mtge.

      7.25%, 08/01/26..................    1,500      1,560,000

    Sun Co., Inc. Debs. 9.375%,

      06/01/16.........................    2,000      2,390,000

    Veritas Holdings Sr. Notes 9.625%,

      12/15/03.........................    1,300      1,386,125

                                                   ------------

                                                     21,004,629

                                                   ------------

PAPER & FOREST PRODUCTS -- 0.3%

    Quno Corp. Sr. Notes 9.125%,

      05/15/05.........................    2,150      2,311,250

                                                   ------------

PHARMACEUTICALS -- 0.4%

    McKesson Corp. Sub. Debs. 4.50%,

      03/01/04.........................    2,875      2,616,250

                                                   ------------

PRINTING & PUBLISHING -- 0.3%

    Affiliated Newspaper Investments,

      Inc. Sr. Disc. Notes [STEP]

      11.129%, 07/01/06................    2,000      1,995,000

                                                   ------------






                                           PAR

                                          (000)       VALUE

                                         -------   ------------


RETAIL & MERCHANDISING -- 0.2%

    Federated Department Stores, Inc.

      Notes 6.79%, 07/15/27............  $ 1,500   $  1,554,375

                                                   ------------

TELECOMMUNICATIONS -- 4.8%

    360 Communications Co. Notes 6.65%,

      01/15/08.........................    2,000      2,025,000

    360 Communications Co. Sr. Notes

      7.60%, 04/01/09..................    1,000      1,081,250

    Centel Capital Corp. Debs. 9.00%,

      10/15/19.........................    2,500      3,100,000

    Centennial Cellular Corp. Sr. Notes

      8.875%, 11/01/01.................    2,500      2,603,125

    CF Cable TV, Inc. Sr. Notes

      11.625%, 02/15/05................    2,000      2,275,000

    Clear Channel Communications, Inc.

      6.625%, 06/15/08.................    2,000      1,992,500

    Continental Cablevision Debs.

      9.50%, 08/01/13..................    2,000      2,390,700

    Frontier Corp. Notes 7.25%,

      05/15/04.........................    2,000      2,102,500

    Intermedia Communications, Inc. Sr.

      Notes 144A 8.60%, 06/01/08.......    1,500      1,518,750

    Intermedia Communications, Inc. Sr.

      Notes Cl-B 8.50%, 01/15/08.......    1,000      1,002,500

    JCAC, Inc. Sr. Sub. Notes 10.125%,

      06/15/06.........................    1,000      1,096,250

    Level 3 Communications, Inc. Sr.

      Notes 144A 9.125%, 05/01/08......    1,500      1,462,500

    MetroNet Communications Corp. Sr.

      Notes 12.00%, 08/15/07...........    1,500      1,740,000

    Nextel Communications, Inc. Sr.

      Disc. Notes [STEP] 144A 10.004%,

      08/15/04.........................    2,000      1,950,000

    NEXTLINK Communications, Inc. Sr.

      Notes 9.625%, 10/01/07...........    2,000      2,065,000

    RCN Corp. Sr. Disc. Notes [STEP]

      18.217%, 02/15/08................    3,000      1,830,000

    RSL Communications PLC Sr. Disc.

      Notes [STEP] 10.125%, 03/01/08...    2,000      1,190,000

    RSL Communications PLC Sr. Notes

      144A 9.125%, 03/01/08............    1,000        972,500

    Teligent, Inc. Sr. Disc. Notes

      [STEP] 144A 11.50%, 03/01/08.....    2,000      1,105,000

    WorldCom, Inc. 7.75%, 04/01/27.....    2,000      2,292,500

                                                   ------------

                                                     35,795,075

                                                   ------------


INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                         -------   ------------


UTILITIES -- 4.7%

    Boston Edison Co. Debs. 7.80%,

      05/15/10.........................  $ 1,000   $  1,105,112

      7.80%, 03/15/23..................    1,640      1,719,950

    Carolina Power & Light First Mtge.

      8.625%, 09/15/21.................    1,000      1,273,200

      6.875%, 08/15/23.................    1,000      1,006,250

    Cleveland Electric Illuminating Co.

      First Mtge. C1-B 9.50%,

      05/15/05.........................    3,000      3,476,250

    Coda Energy, Inc. Co. Guarantee

      Notes 10.50%, 04/01/06...........    1,000      1,040,000

    Consumers Energy Co. First Mtge.

      7.375%, 09/15/23.................    2,500      2,487,500

    Detroit Edison Medium Term Notes

      8.30%, 08/01/22..................    1,000      1,086,250

    Illinois Power Co. Mtge. 7.50%,

      07/12/25.........................    1,900      1,952,250

    Jersey Central Power & Light Co.

      First Mtge. 7.50%, 05/01/23......    1,500      1,548,750

      6.75%, 11/01/25..................    1,000        973,750

    Metropolitan Edison Co. First Mtge.

      Medium Term Notes C1-B 8.15%,

      01/30/23.........................    2,975      3,253,987

    New York State Electric & Gas Corp.

      First Mtge. 8.30%, 12/15/22......    1,400      1,529,500

    New York State Electric & Gas First

      Mtge. 8.30%, 12/15/22............      475        524,875

    Niagara Mohawk Power First Mtge.

      9.75%, 11/01/05..................    1,000      1,172,500

    PECO Energy First Mtge. 7.25%,

      11/01/24.........................    2,000      2,055,000

    Penn Power and Light First Mtge.

      7.875%, 02/01/23.................    1,000      1,062,500

    Potomac Electric Power Co. First

      Mtge. 6.25%, 10/15/04............    1,900      1,945,125

    PSI Energy, Inc. Debs. 6.35%,

      11/15/00.........................    1,500      1,515,000

    South Carolina Electric & Gas Co.

      Mtge. 8.875%, 08/15/21...........    2,000      2,200,000






                                           PAR

                                          (000)       VALUE

                                         -------   ------------


    Western Massachusetts Electric Co.

      First Mtge. 7.75%, 12/01/02......  $ 2,000   $  2,046,318

                                                   ------------

                                                     34,974,067

                                                   ------------

TOTAL CORPORATE OBLIGATIONS

  (COST $138,043,439)........................       140,250,953

                                                   ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.7%

    Federal Home Loan Mtge. Corp.

      6.50%, 09/01/11..................    8,276      8,338,221

      6.50%, 01/01/12..................    4,416      4,449,441

                                                   ------------

    (COST $12,398,153).................              12,787,662

                                                   ------------

U.S. TREASURY OBLIGATIONS -- 1.5%

    U.S. Treasury Notes 5.50%,

      05/31/03.........................    5,000      4,999,700

      6.125%, 08/15/07.................    6,000      6,243,840

                                                   ------------

    (COST $11,197,603).................              11,243,540

                                                   ------------

COMMERCIAL PAPER -- 4.3%

    American Express Credit Corp.

      5.575%, 07/01/98.................   10,000     10,000,000

    Heller Financial, Inc. 5.686%,

      07/07/98.........................   15,500     15,500,000

    Hertz Corp. 5.786%, 07/02/98.......    7,051      7,051,000

                                                   ------------

    (COST $32,551,000).................              32,551,000

                                                   ------------

                                         SHARES

                                         -------

SHORT-TERM INVESTMENTS -- 1.6%

    Temporary Investment Cash Fund.....  5,845,854    5,845,854

    Temporary Investment Fund..........  5,845,854    5,845,854

                                                   ------------

    (COST $11,691,708).................              11,691,708

                                                   ------------

TOTAL INVESTMENTS -- 101.0%

  (COST $631,938,166)..................             754,918,576

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (1.0%).....................              (7,692,057)

                                                   ------------

NET ASSETS -- 100.0%...................            $747,226,519

                                                   ============




--------------------------------------------------------------------------------



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



144A -- Security was purchased pursuant to Rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.



See Notes to Financial Statements.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 92.1%

AEROSPACE -- 0.5%

    REMEC, Inc.*.......................  114,825   $  1,306,134

                                                   ------------

BROADCASTING -- 0.1%

    Citadel Communications Corp.*......    9,400        150,400

                                                   ------------

BUSINESS SERVICES -- 4.4%

    Metzler Group, Inc.*...............   43,762      1,602,783

    PAREXEL International Corp.*.......   72,750      2,646,281

    Pegasus Systems, Inc.*.............   45,175      1,157,609

    Personnel Group of America,

      Inc.*............................  108,300      2,166,000

    Renaissance Worldwide, Inc.*.......   85,875      1,867,781

    StaffMark, Inc.*...................   27,775      1,017,259

    Wackenhut Corrections Corp.*.......   65,775      1,537,491

                                                   ------------

                                                     11,995,204

                                                   ------------

CHEMICALS -- 0.7%

    O.M. Group, Inc. ..................   48,575      2,003,719

                                                   ------------

CLOTHING & APPAREL -- 2.9%

    The Mens Warehouse, Inc.*..........   54,525      1,799,325

    The Warnaco Group, Inc. Cl-A ......   75,325      3,196,605

    The Wet Seal, Inc. Cl-A*...........   89,000      2,848,000

                                                   ------------

                                                      7,843,930

                                                   ------------

COMPUTER HARDWARE -- 1.1%

    Insight Enterprises, Inc.*.........   73,737      2,949,480

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 15.2%

    Aspen Technologies, Inc.*..........   51,600      2,605,800

    Brooktrout Technologies, Inc.*.....   75,975      1,054,153

    CDW Computer Centers, Inc.*........   78,275      3,913,750

    CheckFree Holdings Corp.*..........  143,075      4,211,770

    EarthLink Network, Inc.*...........   12,350        947,862

    Electronic Arts, Inc.*.............   33,875      1,829,250

    Harbinger Corp.*...................  132,562      3,206,343

    HNC Software, Inc.*................  156,825      6,400,420

    JDA Software Group, Inc.*..........   28,575      1,250,156

    Keane, Inc.*.......................   16,675        933,800

    Mastech Corp.*.....................   92,125      2,591,016

    MMC Networks, Inc.*................   86,225      2,748,422

    SIPEX Corp.*.......................   66,775      1,435,662

    Software AG Systems, Inc.*.........    9,950        291,037

    Summit Design, Inc.*...............  126,150      1,852,828

    Sykes Enterprises, Inc.*...........  131,800      2,644,237

    Transaction Systems Architects,

      Inc.*............................   32,900      1,266,650

    USWeb Corp.*.......................   46,575      1,103,245

    Wind River Systems*................   20,450        733,644

                                                   ------------

                                                     41,020,045

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 7.2%

    Action Performance Companies,

      Inc.*............................  142,475      4,585,914

    Helen of Troy Ltd.*................  264,225      5,812,950

    Pre-Paid Legal Services, Inc.*.....   51,600      1,628,625

    Windmere-Durable Holdings, Inc.*...   80,550      2,884,697

    Wolverine World Wide, Inc..........  203,455      4,412,430

                                                   ------------

                                                     19,324,616

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


ELECTRONIC COMPONENTS & EQUIPMENT -- 4.7%

    Advanced Lighting Technologies,

      Inc.*............................  124,825   $  2,902,181

    Berg Electronics Corp.*............  139,325      2,725,545

    Brooks Automation, Inc.*...........  147,325      1,915,225

    Concord EFS, Inc.*.................  141,825      3,705,178

    PRI Automation, Inc.*..............   80,800      1,378,650

                                                   ------------

                                                     12,626,779

                                                   ------------

ENTERTAINMENT & LEISURE -- 1.2%

    Silverleaf Resorts, Inc.*..........  132,025      2,013,381

    Vistana, Inc.*.....................   70,500      1,295,437

                                                   ------------

                                                      3,308,818

                                                   ------------

ENVIRONMENTAL SERVICES -- 2.0%

    American Disposal Services,

      Inc.*............................   86,000      4,031,250

    Eastern Environmental Services,

      Inc.*............................   42,225      1,435,650

                                                   ------------

                                                      5,466,900

                                                   ------------

EQUIPMENT SERVICES -- 2.9%

    Gemstar International Group

      Ltd.*............................   61,700      2,309,894

    Rental Service Corp.*..............   97,875      3,291,047

    United Rentals, Inc.*..............   53,350      2,240,700

                                                   ------------

                                                      7,841,641

                                                   ------------

FINANCIAL SERVICES -- 2.5%

    Affiliated Managers Group, Inc.*...   46,975      1,743,947

    UniCapital Corp.*..................  177,000      3,385,125

    United Panam Financial Corp.*......  164,925      1,690,481

                                                   ------------

                                                      6,819,553

                                                   ------------

FOOD -- 1.7%

    American Italian Pasta Co. Cl-A*...   50,975      1,898,819

    U.S. Foodservice, Inc.*............   74,975      2,628,811

                                                   ------------

                                                      4,527,630

                                                   ------------

HEALTHCARE SERVICES -- 7.4%

    Access Health, Inc.*...............   38,975        993,863

    Capital Senior Living Corp.*.......  288,400      3,460,800

    Cerner Corp.*......................  141,850      4,016,128

    First Health Group Corp.*..........   52,100      1,484,850

    IDEXX Laboratories, Inc.*..........   29,850        742,519

    Medical Manager Corp.*.............  117,875      3,256,297

    NCS Healthcare, Inc. Cl-A*.........   53,000      1,510,500

    Orthodontic Centers of America,

      Inc.*............................  145,150      3,039,078

    Sunrise Assisted Living, Inc.*.....   45,125      1,551,172

                                                   ------------

                                                     20,055,207

                                                   ------------

HOTELS & MOTELS -- 0.9%

    Capstar Hotel Co.*.................   82,475      2,309,300

                                                   ------------

INSURANCE -- 2.8%

    Annuity and Life

      Re Holdings, Ltd.*...............  121,500      2,688,188

    HCC Insurance Holdings, Inc. ......   63,625      1,399,750

    Reliastar Financial Corp...........   70,000      3,360,000

                                                   ------------

                                                      7,447,938

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 6.1%

    ESC Medical Systems Ltd.*..........   81,600      2,754,000

    HBO & Co...........................  205,290      7,236,473


FOUNDERS CAPITAL APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Schein, (Henry), Inc.*.............  104,650   $  4,826,981

    Trex Medical Corp.*................  106,700      1,760,550

                                                   ------------

                                                     16,578,004

                                                   ------------

METALS & MINING -- 0.4%

    IMCO Recycling, Inc................   55,350      1,023,975

                                                   ------------

OFFICE EQUIPMENT -- 1.2%

    Global Imaging Systems, Inc.*......  234,800      3,287,200

                                                   ------------

OIL & GAS -- 1.6%

    Cal Dive International, Inc........   40,900      1,127,306

    Offshore Logistics, Inc.*..........  179,000      3,177,250

                                                   ------------

                                                      4,304,556

                                                   ------------

PERSONAL SERVICES -- 1.2%

    Sylvan Learning Systems, Inc.*.....  101,250      3,315,938

                                                   ------------

PHARMACEUTICALS -- 8.4%

    Andrx Corp.*.......................   86,300      3,171,525

    Dura Pharmaceutical, Inc.*.........   84,425      1,889,009

    Jones Medical Industries, Inc. ....   61,075      2,023,109

    King Pharmaceuticals, Inc.*........  227,400      3,183,600

    Medicis Pharmaceutical Corp.

      Cl-A*............................  106,550      3,889,075

    Scherer, (R.P.) Corp.*.............   20,075      1,779,147

    Watson Pharmaceuticals, Inc.*......  140,925      6,579,436

                                                   ------------

                                                     22,514,901

                                                   ------------

PRINTING & PUBLISHING -- 2.2%

    Mail-Well, Inc.*...................  279,400      6,059,488

                                                   ------------

REAL ESTATE -- 1.0%

    Fairfield Communities, Inc.*.......  144,599      2,774,493

                                                   ------------

RESTAURANTS -- 2.0%

    CKE Restaurants, Inc...............  128,350      5,294,438

                                                   ------------

RETAIL & MERCHANDISING -- 2.3%

    Proffitt's, Inc.*..................   60,300      2,434,613

    Stage Stores, Inc.*................   81,075      3,668,644

                                                   ------------

                                                      6,103,257

                                                   ------------

SEMICONDUCTORS -- 2.1%

    Amkor Technology, Inc.*............  303,225      2,833,259

    ATMI, Inc.*........................   84,975      1,274,625

    Vitesse Semiconductor, Inc.*.......   47,124      1,454,954

                                                   ------------

                                                      5,562,838

                                                   ------------

TELECOMMUNICATIONS -- 5.0%

    Allegiance Telecom, Inc.*..........  148,125      2,221,875

    Digital Microwave Corp.*...........  181,250      1,314,063

    e. spire Communications, Inc.*.....   95,000      2,143,438

    Echostar Communications Corp.*.....   53,450      1,286,141

    Intermedia Communications, Inc.*...   36,200      1,518,138






                                         SHARES       VALUE

                                         ------       -----

    NEXTLINK Communications, Inc.

      Cl-A*............................   53,600   $  2,030,100

    Pacific Gateway Exchange, Inc.*....   13,000        520,813

    Powerwave Technologies, Inc.*......   14,825        186,239

    US LEC Corp. Cl-A*.................   31,175        650,778

    Westell Technologies, Inc. Cl-A*...  181,300      1,677,025

                                                   ------------

                                                     13,548,610

                                                   ------------

TRANSPORTATION -- 0.4%

    Expeditors International of

      Washington, Inc..................   24,125      1,061,500

                                                   ------------

TOTAL COMMON STOCK

  (COST $204,092,747)..................             248,426,492

                                                   ------------

FOREIGN STOCK -- 2.2%

BROADCASTING -- 0.6%

    Flextech PLC -- (GBP)*.............  167,000      1,539,485

                                                   ------------

BUILDING MATERIALS -- 0.3%

    Hunter Douglas NV -- (NLG).........   16,012        869,781

                                                   ------------

RESTAURANTS -- 0.5%

    Wetherspoon, (J.D.) PLC -- (GBP)...  260,165      1,269,701

                                                   ------------

TRANSPORTATION -- 0.8%

    IHC Caland NV -- (NLG).............   39,525      2,224,741

                                                   ------------

TOTAL FOREIGN STOCK

  (COST $3,770,655)....................               5,903,708

                                                   ------------

                                           PAR

                                          (000)

                                         -------


COMMERCIAL PAPER -- 6.8%

    American Express Credit Corp.

      5.95%, 07/02/98..................  $ 8,289      8,287,630

    Merrill Lynch & Co.

      6.00%, 07/01/98..................   10,024     10,024,000

                                                   ------------

    (COST $18,311,630).................              18,311,630

                                                   ------------

SHORT-TERM INVESTMENTS -- 0.0%

    Temporary Investment Cash Fund.....      284            284

    Temporary Investment Fund..........      284            284

                                                   ------------

    (COST $568)........................                     568

                                                   ------------

TOTAL INVESTMENTS -- 101.1%

  (COST $226,175,600)..................             272,642,398

LIABILITIES IN EXCESS OF

  OTHER ASSETS -- (1.1%)...............              (3,020,804)

                                                   ------------

NET ASSETS -- 100.0%...................            $269,621,594

                                                   ============




--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


FOREIGN STOCK -- 94.6%

ARGENTINA -- 0.8%

    Banco de Galicia y Buenos Aires

      SA de CV [ADR] ................      16,764   $    305,943

    Banco Frances SA [ADR] ..........      16,411        376,427

    Perez Companc SA ................     106,095        531,600

    Telefonica de Argentina SA Cl-B

      [ADR] .........................      29,080        943,283

    YPF SA [ADR] ....................      57,127      1,717,380

                                                    ------------

                                                       3,874,633

                                                    ------------

AUSTRALIA -- 2.4%

    AMP Ltd.* .......................      45,000        526,671

    Australian Gas Light Co. Ltd. ...     128,022        800,702

    Brambles Industries Ltd. ........      31,000        608,344

    Broken Hill Proprietary Co.

      Ltd. ..........................      95,300        805,547

    Colonial Ltd. Rights* ...........       1,000            229

    Colonial Ltd. ...................     138,000        417,027

    Commonwealth Bank of

      Australia .....................      80,459        938,687

    Fosters Brewing Group Ltd. ......     113,000        265,905

    GIO Australia Holdings Ltd. .....      69,000        177,066

    Goodman Fielder Ltd. ............     252,000        366,719

    John Fairfax Holdings Ltd. ......     260,000        451,940

    Lend Lease Corp. Ltd. ...........      33,350        674,286

    National Australia Bank Ltd. ....      36,185        477,280

    News Corp. Ltd. .................     125,593      1,025,052

    News Corp. Ltd. Pfd. ............     101,189        716,844

    Publishing & Broadcasting

      Ltd. ..........................     116,300        500,529

    Sydney Harbour Casino Holdings

      Ltd.* .........................     391,000        227,599

    TABCORP Holdings Ltd. ...........      99,000        505,771

    Telstra Corp. Ltd.* .............     264,838        678,962

    Westpac Banking Corp. Ltd. ......     145,000        884,442

    Woodside Petroleum Ltd. .........     104,000        519,079

                                                    ------------

                                                      11,568,681

                                                    ------------

BELGIUM -- 2.1%

    Credit Communal Holding Dexia

      SA ............................       3,940        592,959

    Generale de Banque SA ...........       2,994      2,222,769

    Generale de Banque SA Strip* ....         214              6

    KBC Bancassurance Holdings NV ...      74,000      6,622,412

    UCB SA ..........................         101        524,000

                                                    ------------

                                                       9,962,146

                                                    ------------

BRAZIL -- 2.6%

    Banco Bradesco SA ...............  62,664,000        525,537

    Banco Itau SA ...................     710,000        402,080

    Brasmotor SA ....................     906,000         83,024

    Centrais Electrobras Brasileiras

      SA [ADR] ......................       3,628         52,541

    Centrais Eletricas Brasileiras

      SA ............................  16,860,000        488,332

    Centrais Geradoras do Sul do

      Brasil SA [ADR] ...............         363          2,462

    Centrais Geradoras do Sul do

      Brasil SA .....................  16,860,000         22,886

    Companhia Brasileira de

      Distribuicoa Grupo Pao de

      Acucar [ADR] ..................      16,260        367,883

    Companhia Brasileira de

      Distribuicoa Grupo Pao de

      Acucar [GDR] ..................       5,160        116,745






                                         SHARES        VALUE

                                         ------        -----


    Companhia Cervejaria Brahma .....     834,000   $    515,928

    Companhia Cimento Portland

      Itau ..........................     865,000        158,520

    Companhia Energetica de Minas

      Geras .........................  14,496,779        448,712

    Companhia Energetica de Minas

      Geras [ADR] ...................      16,971        525,302

    Petroleo Brasileiro SA ..........   7,401,508      1,375,852

    Telebras SA [ADR] ...............      50,707      5,536,571

    Telecomunicacoes do Rio de

      Janeiro SA Rights* ............      18,155              0

    Telecomunicacoes de Minas Gerais-

      Telemig Cl-B ..................   1,935,000        137,185

    Telecomunicacoes de Minas

      Rights*........................       1,190              0

    Telecomunicacoes de Sao Paulo

      SA ............................   4,494,000      1,072,396

    Telecomunicacoes de Sao Paulo SA

      Rights* .......................     211,207         17,577

    Telecomunicacoes do Rio de

      Janeiro SA ....................   2,013,000        153,158

    Telemig Celular SA Pfd. Cl-B ....   1,935,000        100,380

    Telerj Celullar SA Pfd. Cl-B ....   2,013,000        118,349

    Telesp Celular SA Pfd. Cl-B* ....   4,494,000        376,893

                                                    ------------

                                                      12,598,313

                                                    ------------

CANADA -- 0.3%

    Alcan Aluminium Ltd. ............      23,310        641,978

    Royal Bank of Canada ............       8,470        509,741

                                                    ------------

                                                       1,151,719

                                                    ------------

CHILE -- 0.1%

    Chilectra SA [ADR] 144A .........      14,905        319,507

    Compania Cervecerias Unidas SA

      [ADR] .........................       7,712        162,916

    Enersis SA [ADR] ................       8,801        215,074

                                                    ------------

                                                         697,497

                                                    ------------

CHINA -- 0.1%

    Huaneng Power International, Inc.

      [ADR]* ........................      51,000        685,313

                                                    ------------

CZECH REPUBLIC -- 0.0%

    SPT Telecom AS ..................      13,600        188,157

                                                    ------------

DENMARK -- 0.3%

    Den Danske Bank .................       6,380        765,375

    Tele Danmark AS Cl-B* ...........       2,030        194,823

    Unidanmark AS Cl-A ..............       6,110        549,072

                                                    ------------

                                                       1,509,270

                                                    ------------

FINLAND -- 0.4%

    Nokia Oyj Cl-A...................      27,368      2,012,764

                                                    ------------

FRANCE -- 10.4%

    Accor SA ........................       2,920        817,171

    Alcatel Alsthom .................      15,552      3,166,460

    AXA SA ..........................      22,492      2,529,686

    Canal Plus ......................       4,060        758,812

    Carrefour Supermarche SA ........       2,459      1,555,678

    Compagnie de Saint-Gobain .......      11,880      2,202,682

    Credit Commercial de France .....      17,210      1,448,866


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--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


    Dexia France ....................       5,200   $    700,096

    Dexia France SA .................       5,023        676,266

    Groupe Danone ...................       5,700      1,571,593

    GTM Entrepose SA ................       4,510        468,453

    L'Oreal .........................       1,607        893,866

    Lafarge SA ......................       7,843        810,759

    Lapeyre SA ......................       8,065        751,004

    Legrand SA ......................       3,823      1,011,705

    Pathe SA ........................       2,331        456,868

    Pinault-Printemps Redoute SA ....       6,171      5,164,589

    Sanofi SA .......................      19,997      2,351,604

    Schneider SA ....................      33,928      2,705,360

    Societe Generale ................       9,236      1,920,211

    Societe Nationale Elf Aquitaine

      SA ............................      13,350      1,876,851

    Societe Television Francaise ....      11,080      1,717,153

    Sodexho SA ......................      14,610      2,762,016

    STMicroelectronics NV* ..........       5,400        382,714

    Total SA Cl-B ...................      34,824      4,527,213

    Vivendi .........................      29,440      6,286,280

                                                    ------------

                                                      49,513,956

                                                    ------------

GERMANY -- 7.5%

    Allianz AG ......................       7,360      2,426,109

    Bayer AG ........................      39,225      2,023,151

    Bayerische Hypotheken-und

      Wechsel-Bank AG ...............      31,332      1,985,774

    Bayerische Vereinsbank AG .......      23,415      1,991,215

    Bilfinger & Berger Bau AG .......      10,700        363,379

    Buderus AG ......................         807        402,376

    Commerzbank AG ..................      15,850        605,890

    Deutsche Bank AG ................      35,434      3,000,552

    Deutsche Telekom AG .............      62,491      1,686,017

    Dresdner Bank AG ................      31,893      1,719,190

    Dresdner Bank AG Warrants* ......      27,736        723,736

    Fielmann AG Pfd. ................       5,723        198,479

    Fresenius AG Pfd. ...............       2,660        495,150

    Gehe AG .........................      42,681      2,293,622

    Hoechst AG ......................      12,980        647,911

    Hornbach Baumarkt AG ............       1,300         63,739

    Hornbach Holdings AG Pfd. .......       5,870        538,210

    Mannesmann AG ...................      32,550      3,301,832

    Rhoen-Klinikum AG ...............       8,250        799,848

    SAP AG ..........................       6,080      3,688,360

    SAP AG Pfd. .....................       3,207      2,180,013

    Siemens AG ......................      15,410        937,391

    Veba AG .........................      41,654      2,838,425

    Volkswagen AG ...................         907        871,811

                                                    ------------

                                                      35,782,180

                                                    ------------

HONG KONG -- 1.1%

    China Light & Power Co. Ltd. ....     227,000      1,034,138

    Hang Seng Bank Ltd. .............      81,000        457,865

    Henderson Land Development Co.

      Ltd. ..........................     214,000        705,639

    Hong Kong & China Gas Co.

      Ltd. ..........................     453,100        514,582

    Hong Kong Telecommunications

      Ltd. ..........................     399,200        749,603

    Hutchison Whampoa Ltd. ..........     342,000      1,805,208

                                                    ------------

                                                       5,267,035

                                                    ------------






                                         SHARES        VALUE

                                         ------        -----


INDIA -- 0.1%

    Mahanagar Telephone Nigam Ltd.

      [GDR]* ........................      44,000   $    448,800

                                                    ------------

ITALY -- 5.0%

    Assicurazioni Generali ..........      51,960      1,689,566

    Banca Commerciale Italia NA .....     104,000        621,935

    Banca di Roma* ..................   1,066,000      2,218,897

    Credito Italiano SPA ............     590,996      3,093,706

    Ente Nazionale Idrocarburi

      SPA ...........................     439,100      2,877,846

    Industrie Natuzzi SPA [ADR] .....      15,260        396,760

    Istituto Mobiliare Italiano

      SPA ...........................      93,710      1,476,122

    Istituto Nazionale delle

      Assicurazioni .................     339,000        963,095

    Italgas SPA .....................     112,936        459,991

    La Rinascente SPA ...............      22,800        227,032

    Mediolanum SPA ..................      46,344      1,470,452

    Telecom Italia Mobile SPA .......     624,805      3,820,781

    Telecom Italia SPA ..............     632,518      4,656,126

                                                    ------------

                                                      23,972,309

                                                    ------------

JAPAN -- 14.9%

    Advantest Corp. .................       7,700        413,892

    Alps Electric Co. Ltd. ..........      72,000        856,000

    Amada Co. Ltd. ..................     109,000        530,136

    Canon, Inc. .....................     178,000      4,040,061

    Citizen Watch Co. Ltd. ..........      68,000        561,012

    Dai Nippon Screen Manufacturing

      Co. Ltd. ......................     122,000        499,305

    Daifuku Co. Ltd. ................      18,000         67,053

    Daiichi Pharmaceutical Co.

      Ltd. ..........................      87,000      1,147,170

    Daiwa House Industry Co. Ltd. ...     110,000        970,926

    DDI Corp. .......................         221        769,125

    Denso Corp. .....................     181,000      2,999,603

    East Japan Railway Co. Ltd. .....         313      1,470,447

    Fanuc Co. .......................      24,800        857,729

    Fujitsu Ltd. ....................      42,000        441,834

    Hitachi Ltd. ....................     206,000      1,343,301

    Hitachi Zosen Corp. .............     181,000        292,135

    Honda Motor Co. Ltd. ............      15,000        533,919

    Inax Corp. ......................      46,000        158,101

    Ito-Yokado Co. Ltd. .............      50,000      2,352,559

    Kao Corp. .......................      95,000      1,464,856

    Kokuyo Co. Ltd. .................      58,000        982,094

    Komatsu Ltd. ....................     116,000        563,346

    Komori Corp. ....................      49,000        930,324

    Kuraray Co. Ltd. ................     128,000      1,087,380

    Kyocera Corp. ...................      45,000      2,198,364

    Makita Corp. ....................      84,000        967,799

    Matsushita Electric Industrial

      Co. ...........................     181,000      2,908,311

    Mauri Co. Ltd. ..................     131,000      1,953,885

    Mitsubishi Corp. ................     132,000        817,956

    Mitsubishi Heavy Industries

      Ltd. ..........................     570,000      2,152,105

    Mitsui Fudosan Co. Ltd. .........     263,000      2,076,939

    Murata Manufacturing Co. Ltd. ...      56,000      1,815,758

    National House Industrial Co.

      Ltd. ..........................      26,000        199,143

    NEC Corp. .......................     290,000      2,701,805

    Nippon Telegraph & Telephone

      Corp. .........................       1,570      1,300,933

    Nomura Securities Co. Ltd. ......     194,000      2,257,520

    Pioneer Electronic Corp. ........      36,000        687,394


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--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


    Sangetsu Co. Ltd. ...............      11,000   $    141,874

    Sankyo Co. Ltd. .................     123,000      2,800,590

    Sega Enterprises Ltd. ...........      19,400        334,784

    Sekisui Chemical Co. Ltd. .......     180,000        920,849

    Sekisui House Ltd. ..............     107,000        828,800

    Seven-Eleven Japan ..............      16,000        952,264

    Sharp Corp. .....................      37,000        299,658

    Shin-Etsu Chemical Co. ..........     103,000      1,781,172

    Shiseido Co. Ltd. ...............      73,000        828,966

    Sony Corp. ......................      44,600      3,840,256

    Sumitomo Corp. ..................     223,000      1,071,737

    Sumitomo Electric Industries ....     262,000      2,648,600

    Sumitomo Forestry Co. ...........      73,000        409,749

    TDK Corp. .......................      43,000      3,175,775

    Tokio Marine & Fire Insurance

      Co. ...........................      60,000        616,493

    Tokyo Electron Ltd. .............      18,000        551,212

    Tokyo Steel Manufacturing .......      56,500        290,673

    Toppan Printing Co. Ltd. ........     111,000      1,186,900

    UNY Co. Ltd. ....................      57,000        924,091

                                                    ------------

                                                      70,974,663

                                                    ------------

KOREA -- 0.1%

    Samsung Electronics Co. .........      13,043        403,734

                                                    ------------

MEXICO -- 1.7%

    Cementos de Mexico SA de CV

      [ADR] .........................      44,090        332,053

    Cemex SA de CV [ADS] 144A* ......      50,068        377,075

    Cemex SA de CV ..................       2,037          7,617

    Cemex SA de CV Cl-B* ............      67,925        299,334

    Cemex SA de CV Rights* ..........          25              0

    Cifra SA [ADR]* .................       7,196        100,737

    Fomento Economico Mexicano SA de

      CV UBD Units ..................      19,282        600,810

    Gruma SA Cl-B* ..................     114,730        252,798

    Gruma SA [ADR] 144A* ............      24,714        217,819

    Grupo Financiero Banamex SA

      Cl-B* .........................     146,200        276,910

    Grupo Financiero Banamex SA

      Cl-L* .........................       4,184          6,593

    Grupo Financiero Bancomer SA Cl-B

      [GDR]* ........................       2,330         16,450

    Grupo Financiero Bancomer SA

      Cl-L* .........................       1,725            421

    Grupo Industrial Maseca SA de CV

      Cl-B ..........................     306,095        216,643

    Grupo Modelo SA Cl-C ............      67,506        559,668

    Grupo Televisa SA [GDR]* ........      20,634        776,354

    Kimberly-Clark de Mexico SA

      Cl-A ..........................     166,630        578,548

    Panamerican Beverages, Inc.

      Cl-A ..........................      31,540        991,539

    Telefonos de Mexico SA Cl-L

      [ADR] .........................      42,014      2,019,298

    TV Azteca SA de CV [ADR]* .......      26,200        283,288

                                                    ------------

                                                       7,913,955

                                                    ------------

NETHERLANDS -- 10.7%

    ABN AMRO Holding NV .............      94,446      2,210,002

    AKZO Nobel NV ...................       2,852        633,990

    ASM Lithography Holding NV ......      51,340      1,519,338






                                         SHARES        VALUE

                                         ------        -----


    Baan Co. NV* ....................      18,040   $    644,930

    CSM NV ..........................      37,361      1,794,383

    Elsevier NV .....................     224,402      3,386,626

    Fortis Amev NV ..................      38,702      2,265,934

    Gucci Group NV ..................      13,205        699,865

    ING Groep NV ....................     115,182      7,542,076

    ING Groep NV Warrants* ..........      39,906        735,651

    Koninklijke Ahold NV ............      39,953      1,282,522

    Koninklijke Numico NV ...........      27,170        850,807

    KPN NV ..........................      16,029        616,979

    PolyGram NV .....................      43,347      2,211,864

    Royal Dutch Petroleum Co. .......     174,504      9,676,461

    Royal Philips Electronics NV ....      24,850      2,088,933

    TNT Post Group NV* ..............      16,029        409,743

    Unilever NV .....................      56,850      4,510,618

    Wolters Kluwer NV ...............      56,961      7,817,990

                                                    ------------

                                                      50,898,712

                                                    ------------

NEW ZEALAND -- 0.2%

    Fletcher Challenge Building

      Ltd. ..........................      88,752        110,568

    Fletcher Challenge Energy

      Ltd. ..........................     102,095        243,782

    Telecom Corp. of New Zealand ....      47,000        100,516

    Telecom Corp. of New Zealand

      Ltd. ..........................     136,000        560,531

                                                    ------------

                                                       1,015,397

                                                    ------------

NORWAY -- 1.5%

    Bergesen D.Y. AS Cl-A ...........       9,560        181,893

    Norsk Hydro AS ..................      65,500      2,880,841

    Orkla ASA Cl-A ..................     170,600      3,968,455

    Saga Petroleum ASA Cl-B .........      15,160        214,355

                                                    ------------

                                                       7,245,544

                                                    ------------

PANAMA -- 0.0%

    Banco Latinoamericano de

      Exportaciones SA Cl-E .........       4,035        124,076

                                                    ------------

PERU -- 0.1%

    Credicorp Ltd. ..................      11,682        171,579

    Telefonica del Peru SA Cl-B .....      26,690         53,479

    Telefonica del Peru SA Cl-B

      [ADR] .........................      11,383        232,640

                                                    ------------

                                                         457,698

                                                    ------------

PORTUGAL -- 0.5%

    Jeronimo Martins, SGPS, SA ......      46,778      2,247,203

                                                    ------------

RUSSIA -- 0.1%

    Gazprom [ADR] ...................      20,040        224,047

    LUKoil Holding [ADR] ............       3,620        121,270

                                                    ------------

                                                         345,317

                                                    ------------

SINGAPORE -- 0.1%

    Singapore Press Holdings Ltd. ...      53,840        360,106

    Singapore Telecommunications

      Ltd. ..........................     235,000        333,831

                                                    ------------

                                                         693,937

                                                    ------------

SPAIN -- 2.9%

    Banco Bilbao Vizcaya SA .........      18,820        967,492

    Banco Popular Espanol SA ........      13,317      1,137,803

    Banco Santander SA ..............     107,336      2,751,935

    Corporacion Bancaria de Espana

      SA ............................      51,256      1,151,745

    Endesa SA .......................      69,492      1,522,932


T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


    Gas Natural SDG SA ..............      14,051   $  1,016,951

    Iberdrola SA ....................      79,173      1,287,744

    Repsol SA .......................      17,975        992,153

    Telefonica SA ...................      58,647      2,716,096

    Telefonica SA Rights* ...........       5,331        245,500

                                                    ------------

                                                      13,790,351

                                                    ------------

SWEDEN -- 3.6%

    ABB AB Cl-A .....................      87,930      1,245,913

    Astra AB Cl-B ...................     202,086      4,029,074

    Atlas Copco AB Cl-B .............      40,130      1,094,461

    Electrolux AB Cl-B ..............     124,650      2,141,336

    Esselte AB ......................      14,410        334,278

    Granges AB* .....................      14,385        263,351

    Hennes & Mauritz AB Cl-B ........      57,350      3,660,355

    Nordbanken Holding Co. AB* ......     419,598      3,077,948

    Sandvik AB Cl-A .................       6,140        169,765

    Sandvik AB Cl-B .................      44,020      1,208,833

    Scribona AB Cl-B ................       5,500         66,207

                                                    ------------

                                                      17,291,521

                                                    ------------

SWITZERLAND -- 6.5%

    ABB AG ..........................       1,469      2,169,395

    Adecco SA .......................       6,060      2,732,735

    Credit Suisse Group .............      11,820      2,630,026

    Nestle SA .......................       3,868      8,277,588

    Novartis AG .....................       3,379      5,622,719

    Roche Holding AG ................         405      3,977,080

    UBS AG* .........................      14,960      5,562,595

                                                    ------------

                                                      30,972,138

                                                    ------------

THAILAND -- 0.1%

    Thai Farmers Bank PLC ...........     358,000        315,260

                                                    ------------

UNITED KINGDOM -- 18.3%

    Abbey National PLC ..............     158,000      2,807,588

    Argos PLC .......................     159,749      1,687,208

    ASDA Group PLC ..................     508,450      1,745,480

    BG PLC ..........................     169,597        980,502

    British Petroleum Co. PLC .......     132,840      1,937,167

    Cable & Wireless PLC ............     297,000      3,607,568

    Cadbury Schweppes PLC ...........     214,456      3,318,783

    Caradon PLC .....................     387,530      1,202,666

    Centrica PLC ....................     126,210        212,687






                                         SHARES        VALUE

                                         ------        -----


    Compass Group PLC ...............     204,000   $  2,348,583

    Diageo PLC ......................     568,436      6,733,900

    Electrocomponents PLC ...........     126,000      1,016,468

    GKN PLC .........................      52,000        658,524

    Glaxo Wellcome PLC ..............     223,000      6,693,646

    Heywood Williams Group PLC ......      32,010        140,198

    Hillsdown Holdings PLC ..........      95,160        257,215

    Kingfisher PLC ..................     315,950      5,118,755

    Ladbroke Group PLC ..............     229,000      1,263,753

    Laing, (John) PLC Cl-A ..........      70,000        463,093

    National Westminster Bank PLC ...     592,670     10,590,809

    Rank Group PLC ..................     251,120      1,378,491

    Reed International PLC ..........     528,740      4,781,544

    Rio Tinto PLC ...................     163,600      1,842,527

    Rolls-Royce PLC .................     139,140        574,585

    Safeway PLC .....................     286,660      1,877,299

    Shell Transport & Trading Co.

      PLC ...........................     798,000      5,618,781

    Smith, (David S.) Holdings

      PLC ...........................     197,900        629,024

    SmithKline Beecham PLC ..........     719,240      8,754,389

    Tesco PLC .......................     250,000      2,440,184

    Tomkins PLC .....................     631,220      3,425,506

    United News & Media PLC .........     231,470      3,236,423

                                                    ------------

                                                      87,343,346

                                                    ------------

VENEZUELA -- 0.1%

    Cia Anonima Nacional Telefonos de

      Venezuela [ADR] ...............      13,427        335,675

                                                    ------------

TOTAL FOREIGN STOCK

  (COST $359,252,994)................                451,601,300

                                                    ------------

TOTAL INVESTMENTS -- 94.6%

  (COST $359,252,994)................                451,601,300

OTHER ASSETS LESS

  LIABILITIES -- 5.4%................                 25,829,874

                                                    ------------

NET ASSETS -- 100.0%.................               $477,431,174

                                                    ============




Foreign currency exchange contracts outstanding at June 30, 1998:





SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS      UNREALIZED

MONTH        TYPE          DELIVER         FOR        AT VALUE     DEPRECIATION

--------------------------------------------------------------------------------


07/98        Sell   NLG    1,250,855    $  613,375   $  614,982     $    1,607

                                        ==========   ==========     ==========




--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



144A -- Security was purchased pursuant to rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.



See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

--------------------------------------------------------------------------------





                                        PRINCIPAL

                                        IN LOCAL

                                        CURRENCY

                                          (000)        VALUE

                                        ---------      -----


FOREIGN BONDS -- 85.4%

AUSTRALIA -- 2.1%

    Australian Government

      8.75%, 08/15/08.................      2,200   $  1,692,880

    Federal National Mtge. Assoc.

      Global Bond

      6.375%, 08/15/07................      2,000      1,278,749

                                                    ------------

                                                       2,971,629

                                                    ------------

CANADA -- 3.6%

    Canadian Government

      7.00%, 12/01/06.................      1,500      1,134,991

      8.00%, 06/01/23.................      3,185      2,893,604

      8.00%, 06/01/27.................        780        720,041

    Province of Ontario

      8.25%, 12/01/05.................        200        158,306

    Province of Quebec

      7.75%, 03/30/06.................        200        153,877

                                                    ------------

                                                       5,060,819

                                                    ------------

DENMARK -- 1.3%

    Nykredit

      6.00%, 10/01/29.................     12,975      1,831,060

                                                    ------------

EUROPEAN CURRENCY UNIT -- 2.2%

    European Bank Reconstruction &

      Development

      6.00%, 05/06/99.................        970      1,080,381

    French Treasury Bill

      4.50%, 07/12/02.................      1,792      1,973,606

                                                    ------------

                                                       3,053,987

                                                    ------------

FRANCE -- 10.7%

    Caisse Nationale Des Autoroutes

      5.85%, 03/24/13.................     11,000      1,928,538

    French O.A.T

      5.50%, 04/25/04.................      7,000      1,215,674

      6.50%, 10/25/06.................      6,500      1,202,053

      5.50%, 10/25/07.................     18,000      3,120,660

      6.00%, 10/25/25.................      7,000      1,265,690

    French Treasury Bill

      7.75%, 04/12/00.................     16,000      2,812,556

      4.50%, 07/12/02.................     11,000      1,829,928

    Hydro-Quebec Government Guaranteed

      Note

      5.875%, 03/13/08................      5,000        864,720

    Province of British Columbia

      5.875%, 07/15/09................      3,500        615,435

    Province of Ontario

      5.875%, 07/21/09................      1,400        245,740

                                                    ------------

                                                      15,100,994

                                                    ------------

GERMANY -- 21.4%

    Bank Nederlandse Gemeenten

      6.25%, 08/10/00.................      1,000        574,229

      5.25%, 10/01/01.................      4,300      2,446,254

    Colt Telecom Group PLC Sr. Notes

      8.875%, 11/30/07................        600        366,268






                                        PRINCIPAL

                                        IN LOCAL

                                        CURRENCY

                                          (000)        VALUE

                                        ---------      -----


    Federal National Mtge. Assoc.

      Global Bond

      5.00%, 02/16/01.................      3,500   $  1,973,735

    Federal Republic of Germany

      7.25%, 10/21/02.................      1,960      1,206,602

      7.50%, 11/11/04.................      2,250      1,442,487

      6.875%, 05/12/05................      3,600      2,251,907

      6.50%, 07/04/27.................      3,500      2,262,843

      5.625%, 01/04/28................      3,200      1,840,191

    Federal Republic of Germany

      Principal Strip [ZCB]

      5.499%, 07/04/07................      8,500      3,080,250

      6.179%, 07/04/27................      8,400        972,615

    Ford Motor Credit Corp. Global

      Bonds

      5.25%, 06/16/08.................      1,400        773,671

    Hydro-Quebec Government Guaranteed

      Note

      5.375%, 03/18/08................      1,300        727,862

    Institut Credito de Oficial

      Government Guaranteed

      5.00%, 12/18/08.................      1,400        776,460

    Inter-America Development Bank

      7.00%, 06/08/05.................      4,500      2,805,909

    KFW International Finance, Inc.

      6.75%, 06/20/05.................      4,500      2,779,732

    Minnesota Mining &

      Manufacturing Co.

      5.00%, 10/15/01.................        900        507,740

    Sunamerica Institutional Funding

      5.125%, 04/15/08................      2,800      1,564,273

    Tennessee Valley Authority Global

      Bond

      6.375%, 09/18/06................      3,000      1,820,953

                                                    ------------

                                                      30,173,981

                                                    ------------

GREECE -- 4.7%

    Greek Government

      9.20%, 03/21/02.................    500,000      1,632,542

      8.90%, 03/21/04.................  1,130,000      3,767,532

      8.60%, 03/26/08.................    350,000      1,213,520

                                                    ------------

                                                       6,613,594

                                                    ------------

HUNGARY -- 0.1%

    Hungarian Government

      16.00%, 02/12/01................     45,000        206,378

                                                    ------------

ITALY -- 8.2%

    Italian Government

      9.50%, 02/01/01.................  6,150,000      3,874,650

      8.25%, 07/01/01.................  3,715,000      2,305,847

      9.00%, 10/01/03.................  1,880,000      1,263,557

      8.75%, 07/01/06.................  2,895,000      2,031,899

      7.25%, 11/01/26.................  3,000,000      2,097,494

                                                    ------------

                                                      11,573,447

                                                    ------------


T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

--------------------------------------------------------------------------------





                                        PRINCIPAL

                                        IN LOCAL

                                        CURRENCY

                                          (000)        VALUE

                                        ---------      -----


JAPAN -- 7.3%

    Asian Development Bank

      3.125%, 06/29/05................    200,000   $  1,592,391

    Central Bank of Tunisia

      4.95%, 09/27/11.................     65,000        512,258

    European Investment Bank

      4.625%, 02/26/03................     80,000        668,660

      3.00%, 09/20/06.................     50,000        400,349

    Export-Import Bank of Japan

      4.375%, 10/01/03................    360,000      3,002,486

    International Bank Reconstruction

      & Development Global Bond

      4.75%, 12/20/04.................    260,000      2,269,157

    Korea Industrial Leasing

      2.20%, 08/07/02.................     70,000        419,894

    Republic of Austria

      4.50%, 09/28/05.................    100,000        870,951

    Republic of Italy

      3.75%, 06/08/05.................     70,000        580,664

                                                    ------------

                                                      10,316,810

                                                    ------------

NETHERLANDS -- 1.7%

    Netherlands Government

      7.50%, 11/15/99.................      1,950      1,002,215

      9.00%, 01/15/01.................      2,500      1,367,846

                                                    ------------

                                                       2,370,061

                                                    ------------

PHILIPPINES -- 0.1%

    Philippines Government

      12.50%, 04/25/01................      8,000        166,476

                                                    ------------

POLAND -- 0.6%

    Government of Poland

      14.00%, 02/12/00................      3,000        797,099

                                                    ------------

PORTUGAL -- 0.8%

    European Investment Bank

      5.25%, 03/23/02.................    200,000      1,107,081

                                                    ------------

RUSSIA -- 1.1%

    GKO Pass-Through Notes

      19.00%, 07/01/98................  4,060,539        649,929

      47.372%, 11/18/98...............      3,700        452,525

      33.729%, 03/24/99...............      5,021        510,519

                                                    ------------

                                                       1,612,973

                                                    ------------

SOUTH AFRICA -- 1.1%

    Republic of South Africa

      13.00%, 08/31/10................     10,000      1,497,250

                                                    ------------

SPAIN -- 2.8%

    Spanish Government

      10.90%, 08/30/03................    341,000      2,856,145

      10.00%, 02/28/05................    136,000      1,147,769

                                                    ------------

                                                       4,003,914

                                                    ------------

SWEDEN -- 1.7%

    Swedish Government

      5.50%, 04/12/02.................     19,000      2,464,352

                                                    ------------






                                        PRINCIPAL

                                        IN LOCAL

                                        CURRENCY

                                          (000)        VALUE

                                        ---------      -----


UNITED KINGDOM -- 13.9%

    Alliance & Leicester BLD

      8.75%, 12/07/06.................      1,500   $  2,788,793

    Annington Finance

      7.75%, 10/02/11.................        500        948,961

    Bank of Scotland

      8.375%, 12/29/49................        450        802,914

    Federal National Mtge. Assoc.

      Global Bond

      6.875%, 06/07/02................        990      1,651,817

    Guaranteed Export Finance Corp.

      10.625%, 09/15/01...............      1,550      2,831,865

    Halifax Building Society

      8.75%, 07/10/06.................        600      1,120,608

      9.375%, 05/15/21................        840      1,845,655

    National Power Co. PLC

      8.375%, 08/02/06................        870      1,569,539

    Republic of Austria

      9.00%, 07/22/04.................        660      1,231,373

    Swiss Bank Corp. Jersey

      8.75%, 12/18/25.................        520      1,129,534

    United Kingdom Treasury

      8.00%, 06/07/21.................      1,690      3,667,461

                                                    ------------

                                                      19,588,520

                                                    ------------

TOTAL FOREIGN BONDS

  (COST $121,440,697)............................    120,510,425

                                                    ------------






                                           PAR

                                          (000)

                                          -----


SOVEREIGN ISSUES -- 8.3%

ARGENTINA -- 0.8%

    Republic of Argentina Debs. [FRB,

      BRB]

      6.625%, 03/31/05..................  $  436        385,795

    Republic of Argentina Unsub. Debs.

      [FRB, BRB]

      11.375%, 01/30/17.................     250        265,625

    Republic of Argentina, Par

      Government Guaranteed Bond [FRB,

      BRB]

      5.75%, 03/31/23...................     575        425,859

                                                   ------------

                                                      1,077,279

                                                   ------------

BRAZIL -- 1.3%

    Republic of Brazil Debs., EI Bond

      [FRB, BRB]

      6.625%, 04/15/06..................      49         39,937

    Republic of Brazil Debs., IDU Bond

      [FRB, BRB]

      6.875%, 01/01/01..................     363        344,330

    Republic of Brazil Capitalization

      Z-Bond [FRB, BRB]

      5.00%, 04/15/14...................   1,247        918,270

    Republic of Brazil Disc. Bond [FRN,

      BRB]

      6.688%, 04/15/12..................     200        139,500


T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Republic of Brazil Global Bond

      10.125%, 05/15/27.................  $  250   $    215,781

    Republic of Brazil New Money Bond

      [FRB, BRB]

      6.688%, 04/15/09..................     155        117,180

                                                   ------------

                                                      1,774,998

                                                   ------------

BULGARIA -- 1.1%

    National Republic of Bulgaria Debs.

      [FRN, BRB]

      6.563%, 07/28/11..................   1,025        777,078

      2.25%, 07/28/12...................   1,270        789,781

                                                   ------------

                                                      1,566,859

                                                   ------------

KOREA -- 0.7%

    Republic of Korea

      8.875%, 04/15/08..................     850        781,469

    Samsung Electronics America 144A

      9.75%, 05/01/03...................     250        230,625

                                                   ------------

                                                      1,012,094

                                                   ------------

MEXICO -- 1.3%

    Banco Nacional de Comercio Exterier

      Debs.

      7.25%, 02/02/04...................     120        112,275

    United Mexican States [BRB]

      6.25%, 12/31/19...................     500        412,244

    United Mexican States Global Bond

      9.875%, 01/15/07..................     100        104,125

      11.375%, 09/15/16.................   1,125      1,260,000

                                                   ------------

                                                      1,888,644

                                                   ------------

POLAND -- 0.6%

    Government of Poland PDI [STEP, BRB]

      4.00%, 10/27/14...................     375        339,375

    Government of Poland REG -- PAR

      [STEP, BRB]

      3.00%, 10/27/24...................     250        166,250

    Poland Communications, Inc. Sr.

      Notes

      9.875%, 11/01/03..................     300        292,500

                                                   ------------

                                                        798,125

                                                   ------------

RUSSIA -- 1.5%

    City of Moscow Unsub. Debs.

      9.50%, 05/31/00...................     100         87,750

    Russia Interest Note -- US [FRN]

      6.625%, 12/15/15..................   1,540        856,390






                                           PAR

                                          (000)       VALUE

                                          -----       -----


    Russia Ministry of Finance Unsub.

      Debs.

      10.00%, 06/26/07..................  $  330   $    251,212

    Russia Principal Loans [FRN]

      3.313%, 12/15/20..................   1,800        857,250

                                                   ------------

                                                      2,052,602

                                                   ------------

SOUTH AFRICA -- 0.2%

    Ivory Coast [FLIRB]

      2.00%, 03/29/18...................   1,000        321,250

                                                   ------------

VENEZUELA -- 0.8%

    Republic of Venezuela Debs. [FRN,

      BRB]

      6.625%, 12/18/07..................   1,357      1,127,379

                                                   ------------

TOTAL SOVEREIGN ISSUES

  (COST $12,038,925)............................     11,619,230

                                                   ------------

TOTAL INVESTMENTS -- 93.7%

  (COST $133,479,622)...........................    132,129,655

OTHER ASSETS LESS LIABILITIES -- 6.3%...........      8,943,858

                                                   ------------

NET ASSETS -- 100.0%............................   $141,073,513

                                                   ============




Foreign currency exchange contracts outstanding at June 30, 1998:





                                             IN                       UNREALIZED

SETTLEMENT               CONTRACTS TO     EXCHANGE      CONTRACTS   APPRECIATION

  MONTH      TYPE           RECEIVE          FOR        AT VALUE  (DEPRECIATION)

-----------------------------------------------------------------------------------


07/98        Buy    CAD      2,460,000   $ 1,673,469   $ 1,673,925     $    456

07/98        Buy    DEM      2,661,000     1,500,000     1,474,957      (25,043)

07/98        Buy    JPY  1,082,541,250     7,776,877     7,831,874       54,997

                                         -----------   -----------      --------

                                         $10,950,346   $10,980,756     $ 30,410

                                         ===========   ===========      ========






                                                   IN          UNREALIZED

SETTLEMENT               CONTRACTS TO           EXCHANGE      APPRECIATION

  MONTH      TYPE           RECEIVE                FOR       (DEPRECIATION)

---------------------------------------------------------------------------


07/98        Buy    CAD        740,854   AUD       795,334      $ 11,000

07/98        Buy    CAD        407,322   DEM       500,000           (74)

07/98        Buy    CAD        855,750   GBP       350,000        (1,037)

09/98        Buy    CAD      2,245,023   ZAR     8,683,750       122,154

07/98        Buy    DEM      3,288,783   AUD     3,088,059       (90,556)

07/98        Buy    DEM      3,000,000   GBP     1,034,060       (61,576)

07/98        Buy    JPY    183,585,000   NZD     2,500,000        30,574

07/98        Buy    JPY    525,966,238   GBP     2,271,011        20,099

07/98        Buy    NZD      2,500,000   JPY   176,500,000        20,464

                                                                --------

                                                                $ 51,048

                                                                ========




--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of

Investments.



144A -- Security was purchased pursuant to rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period year, these securities amounted to 0.2% of net assets.



See Notes to Financial Statements.

NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


COMMON STOCK -- 93.9%

ADVERTISING -- 1.4%

    Outdoor Systems, Inc.* ...........    106,850   $  2,991,800

                                                    ------------

AIRLINES -- 2.3%

    Southwest Airlines Co. ...........     92,600      2,743,275

    US Airways Group, Inc.* ..........     29,000      2,298,250

                                                    ------------

                                                       5,041,525

                                                    ------------

AUTOMOTIVE PARTS -- 1.6%

    Hayes Lemmerz International,

      Inc.* ..........................     84,700      3,366,825

                                                    ------------

BROADCASTING -- 3.1%

    Capstar Broadcasting Corp.

      Cl-A* ..........................     94,100      2,364,262

    Chancellor Media Corp.* ..........     90,000      4,469,062

                                                    ------------

                                                       6,833,324

                                                    ------------

BUSINESS SERVICES -- 3.1%

    Robert Half International,

      Inc.* ..........................     55,000      3,073,125

    Staff Leasing, Inc.* .............     75,300      2,221,350

    StaffMark, Inc.* .................     41,600      1,523,600

                                                    ------------

                                                       6,818,075

                                                    ------------

CHEMICALS -- 0.4%

    Cytec Industries, Inc.* ..........     20,400        902,700

                                                    ------------

CLOTHING & APPAREL -- 0.9%

    Abercrombie & Fitch Co. Cl-A* ....     43,300      1,905,200

                                                    ------------

COMPUTER SERVICES & SOFTWARE -- 15.2%

    BMC Software, Inc.* ..............     56,400      2,929,275

    Cadence Design Systems, Inc.* ....     80,900      2,528,125

    Cambridge Technology Partners,

      Inc.* ..........................     34,800      1,900,950

    CBT Group PLC [ADR]* .............     63,700      3,407,950

    Citrix Systems, Inc.* ............     61,700      4,218,737

    Edwards, (J.D.) & Co.* ...........     81,300      3,490,819

    Excite, Inc.* ....................     12,700      1,187,450

    Network Appliance, Inc.* .........     85,500      3,329,156

    Network Associates, Inc.* ........     86,900      4,160,337

    Saville Systems Ireland PLC

      [ADR]* .........................     54,000      2,706,750

    Sterling Commerce, Inc.* .........     65,000      3,152,500

                                                    ------------

                                                      33,012,049

                                                    ------------

CONSUMER PRODUCTS & SERVICES -- 2.0%

    Estee Lauder Companies, Inc.

      Cl-A ...........................     42,700      2,975,656

    Rexall Sundown, Inc.* ............     39,300      1,385,325

                                                    ------------

                                                       4,360,981

                                                    ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 4.3%

    AES Corp.* .......................     76,500      4,021,031

    Analog Devices, Inc.* ............     68,500      1,682,531

    Sanmina Corp.* ...................     84,600      3,669,525

                                                    ------------

                                                       9,373,087

                                                    ------------

ENVIRONMENTAL SERVICES -- 2.1%

    Eastern Environmental Services,

      Inc.* ..........................     53,600      1,822,400

    USA Waste Services, Inc.* ........     57,500      2,839,062

                                                    ------------

                                                       4,661,462

                                                    ------------






                                         SHARES        VALUE

                                         ------        -----


FINANCIAL-BANK & TRUST -- 4.3%

    GreenPoint Financial Corp. .......     81,200   $  3,055,150

    Northern Trust Corp. .............     41,500      3,164,375

    State Street Boston Corp. ........     45,900      3,190,050

                                                    ------------

                                                       9,409,575

                                                    ------------

FINANCIAL SERVICES -- 4.8%

    Bear Stearns Companies, Inc. .....     32,200      1,831,375

    FINOVA Group, Inc. ...............     60,800      3,442,800

    FIRSTPLUS Financial Group,

      Inc.* ..........................     58,600      2,109,600

    SunAmerica, Inc. .................     54,900      3,153,319

                                                    ------------

                                                      10,537,094

                                                    ------------

FOOD -- 2.3%

    American Italian Pasta Co.

      Cl-A* ..........................     46,200      1,720,950

    Suiza Foods Corp.* ...............     54,200      3,235,063

                                                    ------------

                                                       4,956,013

                                                    ------------

HEALTHCARE SERVICES -- 3.9%

    Alternative Living Services,

      Inc.* ..........................     78,300      2,114,100

    Omnicare, Inc. ...................     89,300      3,404,563

    Quintiles Transnational Corp.* ...     61,000      3,000,438

                                                    ------------

                                                       8,519,101

                                                    ------------

HOTELS & MOTELS -- 1.1%

    Promus Hotel Corp.* ..............     59,277      2,282,165

                                                    ------------

INSURANCE -- 3.1%

    Ace Ltd. .........................     53,500      2,086,500

    EXEL Ltd. ........................     33,500      2,606,719

    The Equitable Companies, Inc. ....     27,700      2,075,769

                                                    ------------

                                                       6,768,988

                                                    ------------

MACHINERY & EQUIPMENT -- 1.1%

    Cooper Cameron Corp.* ............     47,600      2,427,600

                                                    ------------

MEDICAL SUPPLIES & EQUIPMENT -- 2.9%

    HBO & Co. ........................     84,600      2,982,150

    Sofamor Danek Group, Inc.* .......     20,900      1,809,156

    STERIS Corp.* ....................     24,300      1,545,328

                                                    ------------

                                                       6,336,634

                                                    ------------

OFFICE EQUIPMENT -- 4.1%

    HON INDUSTRIES, Inc. .............    107,400      3,651,600

    Staples, Inc.* ...................    180,000      5,208,750

                                                    ------------

                                                       8,860,350

                                                    ------------

OIL & GAS -- 2.0%

    BJ Services Co.* .................     71,700      2,083,781

    Noble Drilling Corp.* ............     97,400      2,343,688

                                                    ------------

                                                       4,427,469

                                                    ------------

PERSONAL SERVICES -- 1.4%

    Sylvan Learning Systems, Inc.* ...     95,800      3,137,450

                                                    ------------

PHARMACEUTICALS -- 5.6%

    Biogen, Inc.* ....................     62,500      3,062,500

    Cardinal Health, Inc. ............     30,600      2,868,750

    Elan Corp. PLC [ADR]* ............     59,200      3,807,300

    Watson Pharmaceuticals, Inc.*.....     51,700      2,413,744

                                                    ------------

                                                      12,152,294

                                                    ------------


NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


PRINTING & PUBLISHING -- 0.7%

    Valassis Communications, Inc.* ...     39,900   $  1,538,644

                                                    ------------

RESTAURANTS -- 3.0%

    Brinker International, Inc.* .....    125,500      2,415,875

    CKE Restaurants, Inc. ............    101,700      4,195,125

                                                    ------------

                                                       6,611,000

                                                    ------------

RETAIL & MERCHANDISING -- 7.6%

    Costco Companies, Inc.* ..........     54,500      3,436,906

    General Nutrition Companies,

      Inc.* ..........................    105,800      3,293,025

    Linens 'n Things, Inc.* ..........    111,900      3,419,944

    PETsMART, Inc.* ..................    152,400      1,524,000

    TJX Companies, Inc. ..............    197,400      4,762,275

                                                    ------------

                                                      16,436,150

                                                    ------------

TELECOMMUNICATIONS -- 8.5%

    Advanced Fibre Communications,

      Inc.* ..........................     53,900      2,159,369

    CIENA Corp.* .....................     48,000      3,342,000

    Comcast Corp. Cl-A ...............     51,000      2,070,281

    ICG Communications, Inc.* ........     37,900      1,385,719

    Intermedia Communications,

      Inc.* ..........................     36,700      1,539,106

    International Network

      Services* ......................     37,900      1,553,900

    NEXTLINK Communications, Inc.

      Cl-A* ..........................     58,400      2,211,900

    RSL Communications Ltd. Cl-A* ....     95,900      2,877,000

    SmarTalk TeleServices, Inc.* .....     87,600      1,275,675

                                                    ------------

                                                      18,414,950

                                                    ------------

TRANSPORTATION -- 1.1%

    Avis Rent A Car, Inc.* ...........    100,300      2,482,425

                                                    ------------

TOTAL COMMON STOCK

  (COST $198,788,109).................               204,564,930

                                                    ------------






                                          PAR

                                         (000)       VALUE

                                         -----       -----


COMMERCIAL PAPER -- 6.0%

    Bell Atlantic Network Funding

      5.56%, 07/28/98..................  $2,000   $  1,991,660

    Goldman, Sachs & Co.

      5.60%, 07/02/98..................   3,000      2,999,533

    Koch Industries, Inc.+

      5.60%, 07/01/98..................   3,000      3,000,000

    Merrill Lynch & Co.

      5.82%, 07/06/98..................   4,000      3,996,767

    Met Life Funding Corp.

      5.53%, 07/10/98..................   1,000        998,618

                                                  ------------

    (COST $12,986,578).................             12,986,578

                                                  ------------






                                         SHARES

                                         ------


SHORT-TERM INVESTMENTS -- 3.6%

    Temporary Investment Cash Fund ...  3,903,998      3,903,998

    Temporary Investment Fund ........  3,903,997      3,903,997

                                                    ------------

    (COST $7,807,995).................                 7,807,995

                                                    ------------






TOTAL INVESTMENTS -- 103.5%

  (COST $219,582,682)..................             225,359,503

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (3.5%).....................              (7,580,481)

                                                   ------------

NET ASSETS -- 100.0%...................            $217,779,022

                                                   ============




--------------------------------------------------------------------------------



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to

  1.4% of net assets.



See Notes to Financial Statements.

FOUNDERS PASSPORT PORTFOLIO

--------------------------------------------------------------------------------





                                        SHARES        VALUE

                                        ------        -----


FOREIGN STOCK -- 81.9%

AUSTRIA -- 0.6%

    KTM -- Motorradholding AG........     11,250   $   877,037

                                                   -----------

CANADA -- 2.4%

    Cinar Films, Inc. Cl-B*..........    117,450     2,290,275

    Dorel Industries, Inc. Cl-B*.....     28,200       910,890

                                                   -----------

                                                     3,201,165

                                                   -----------

CHILE -- 0.8%

    Compania Cervecerias Unidas SA

      [ADR]..........................     33,575       709,272

    Distribucion y Servicio D&S SA

      [ADR]*.........................     23,300       349,500

                                                   -----------

                                                     1,058,772

                                                   -----------

DENMARK -- 2.0%

    Kobenhavns Lufthavne AS..........     16,950     2,056,201

    Vestas Wind Systems AS 144A*.....     15,650       617,851

                                                   -----------

                                                     2,674,052

                                                   -----------

FINLAND -- 4.8%

    KCI Konecranes International

      PLC............................     33,200     1,682,244

    Raision Tehtaat Oy...............    258,500     4,692,736

                                                   -----------

                                                     6,374,980

                                                   -----------

FRANCE -- 7.3%

    Altran Technologies SA...........     22,600     5,132,260

    Coflexip SA [ADR]................     28,850     1,763,456

    Dassault Systemes SA.............     60,650     2,858,942

                                                   -----------

                                                     9,754,658

                                                   -----------

GERMANY -- 13.9%

    Douglas Holding AG...............     30,725     1,625,589

    Marschollek, Lautenschlaeger und

      Partner AG Non-Voting Pfd......      8,050     3,946,887

    Porsche AG Pfd...................      1,500     4,346,188

    Schmalbach Lubeca AG.............     14,935     3,681,975

    Schwarz Pharma AG................     33,750     2,627,034

    Sixt AG..........................      9,075     1,395,164

    Turbon International AG..........     48,775     1,068,709

                                                   -----------

                                                    18,691,546

                                                   -----------

HONG KONG -- 2.4%

    VTech Holdings Ltd...............    854,000     3,179,666

                                                   -----------

IRELAND -- 1.3%

    Ryanair Holdings PLC [ADR]*......     47,325     1,685,953

                                                   -----------

ISRAEL -- 0.5%

    NICE Systems Ltd. [ADR]*.........     18,000       675,000

                                                   -----------






                                        SHARES        VALUE

                                        ------        -----


ITALY -- 3.0%

    Bulgari SPA......................    338,325   $ 1,773,896

    Gruppo Editoriale L'Espresso

      SPA............................     71,100       589,983

    Industrie Natuzzi SPA [ADR]......     65,775     1,710,150

                                                   -----------

                                                     4,074,029

                                                   -----------

JAPAN -- 2.2%

    Doutor Coffee Co. Ltd. ..........     35,000       892,748

    Fuji Soft ABC, Inc...............     24,500       833,231

    Meitec...........................     10,000       345,859

    Nippon System Development........     38,000       903,556

                                                   -----------

                                                     2,975,394

                                                   -----------

MALAYSIA -- 0.0%

    Kentucky Fried Chicken Holdings

      Warrants*......................     21,333         1,594

                                                   -----------

MEXICO -- 1.9%

    Grupo Iusacell SA [ADR]*.........    106,275     1,461,281

    Grupo Posadas SA Cl-A*...........  1,750,325     1,059,618

                                                   -----------

                                                     2,520,899

                                                   -----------

NETHERLANDS -- 6.4%

    Beter Bed Holding NV.............     21,700       789,393

    Brunel International NV..........     31,025     1,288,756

    Ceteco Holding NV................      5,675       308,269

    Hunter Douglas NV................     41,700     2,265,168

    IHC Caland NV....................     22,925     1,290,378

    Nutreco Holding NV...............     37,575     1,315,167

    Toolex International NV*.........     74,250     1,383,368

                                                   -----------

                                                     8,640,499

                                                   -----------

NORWAY -- 2.9%

    Kverneland AS....................     17,150       446,991

    Narvesen ASA.....................     16,000       333,614

    Petroleum Geo-Services [ADR]*....     38,250     1,166,625

    Tomra Systems ASA................     67,000     2,008,200

                                                   -----------

                                                     3,955,430

                                                   -----------

SPAIN -- 5.0%

    Tele Pizza SA*...................    627,500     6,660,705

                                                   -----------

SWEDEN -- 3.3%

    Haldex AB........................     49,410       892,174

    NetCom Systems AB Cl-B*..........     66,600     2,551,276

    Ortivus AB Cl-B*.................     50,200       786,839

    Semcom AB........................     21,000       206,710

                                                   -----------

                                                     4,436,999

                                                   -----------


FOUNDERS PASSPORT PORTFOLIO

--------------------------------------------------------------------------------





                                        SHARES        VALUE

                                        ------        -----


UNITED KINGDOM -- 21.2%

    British-Borneo Petroleum

      Syndicate PLC..................    271,023   $ 1,349,824

    BTG PLC..........................     77,050     1,073,460

    Cairn Energy PLC*................    212,575       968,281

    Capital Radio PLC................    131,650     1,556,279

    Eidos PLC [ADR]*.................     47,175       630,966

    Energis PLC*.....................     94,575     1,439,912

    Flextech PLC*....................    198,150     1,826,641

    ICON PLC [ADR]...................     13,375       337,719

    JBA Holdings PLC.................    197,450     2,009,619

    Misys PLC........................     36,142     2,055,729

    Parity PLC.......................    213,800     2,802,081

    PizzaExpress PLC.................    286,150     4,091,677

    Psion PLC........................    324,400     3,518,203

    Select Appointments Holdings

      PLC............................    127,475     1,807,885

    Smallworldwide PLC [ADR]*........     23,725       690,991

    Virgin Express Holdings PLC

      [ADR]*.........................     32,150       415,941

    Wetherspoon, (J.D.) PLC..........    378,400     1,846,731

                                                   -----------

                                                    28,421,939

                                                   -----------

TOTAL FOREIGN STOCK

  (COST $76,459,789).................              109,860,317

                                                   -----------

COMMON STOCK -- 3.9%

CLOTHING & APPAREL -- 0.9%

    Tefron Ltd.*.....................     55,450     1,219,900

                                                   -----------

COMPUTER SERVICES & SOFTWARE -- 0.2%

    New Dimension Software Ltd.*.....      9,500       318,844

                                                   -----------

ENTERTAINMENT & LEISURE -- 0.7%

    Metromedia International Group,

      Inc.*..........................     75,225       897,998

                                                   -----------

EQUIPMENT SERVICES -- 0.9%

    Rofin-Sinar Technologies,

      Inc.*..........................     64,975     1,153,306

                                                   -----------

TELECOMMUNICATIONS -- 1.2%

    Global TeleSystems Group,

      Inc.*..........................     32,500     1,584,375

                                                   -----------

TOTAL COMMON STOCK

  (COST $4,669,387)..................                5,174,423

                                                   -----------






                                           PAR

                                          (000)      VALUE

                                          -----      -----


COMMERCIAL PAPER -- 13.9%

    American Express Credit Corp.

      5.95%, 07/02/98...................  $6,268  $  6,266,964

    Merrill Lynch & Co.

      6.00%, 07/01/98...................   5,175     5,175,000

    PHH Corp.

      6.45%, 07/01/98...................   1,000     1,000,000

    Prudential Funding Corp.

      5.50%, 07/01/98...................   6,209     6,209,000

                                                  ------------

    (COST $18,650,964)..................            18,650,964

                                                  ------------

TOTAL INVESTMENTS -- 99.7%

  (COST $99,780,140)............................   133,685,704

OTHER ASSETS LESS LIABILITIES -- 0.3%...........       376,210

                                                  ------------

NET ASSETS -- 100.0%............................  $134,061,914

                                                  ============




Foreign currency exchange contracts outstanding at June 30, 1998:





                                           IN                    UNREALIZED

SETTLEMENT               CONTRACTS TO   EXCHANGE   CONTRACTS    APPRECIATION

  MONTH      TYPE          RECEIVE        FOR      AT VALUE    (DEPRECIATION)

-----------------------------------------------------------------------------


07/98        Buy    ATS      941,371    $74,197    $ 74,130         $(67)

07/98        Buy    GBP      123,834    206,611     206,572          (39)

07/98        Buy    MXP      414,123     46,056      46,072           16

07/98        Buy    NOK    1,296,004    169,457     168,893         (564)

                                        --------   --------        -----

                                        $496,321   $495,667        $(654)

                                        ========   ========        =====






                                            IN

SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS      UNREALIZED

  MONTH      TYPE          DELIVER         FOR        AT VALUE     DEPRECIATION

--------------------------------------------------------------------------------


07/98        Sell   GBP      668,194    $1,113,364   $1,114,810       $1,446

                                        ==========   ==========       ======




--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



144A -- Security was purchased pursuant to rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.5% of net assets.



See Notes to Financial Statements.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


COMMON STOCK -- 81.0%

BUILDING & REAL ESTATE -- 4.0%

    Apartment Investment & Management

      Co. Cl-A [REIT].................     10,700   $    422,650

    Camden Property Trust.............     20,600        612,850

    Equity Office Properties Trust

      [REIT]..........................     15,735        446,481

    Post Properties, Inc. [REIT]......     16,000        616,000

    Security Capital Group, Inc.

      Warrants*.......................      1,804            620

    Security Capital Pacific Trust

      [REIT]..........................     25,285        568,912

    United Dominion Realty Trust......     50,000        693,750

    Weeks Corp. ......................     21,000        664,125

                                                    ------------

                                                       4,025,388

                                                    ------------

CHEMICALS -- 3.2%

    Great Lakes Chemical Corp. .......     30,300      1,194,956

    Hercules, Inc. ...................     16,000        658,000

    Millennium Chemicals, Inc. .......     30,500      1,033,187

    Octel Corp. ......................     15,575        309,553

                                                    ------------

                                                       3,195,696

                                                    ------------

DIVERSIFIED METALS -- 3.9%

    Allegheny Teledyne, Inc. .........     25,000        571,875

    Nucor Corp. ......................     28,500      1,311,000

    Reynolds Metals Co. ..............     35,300      1,974,594

                                                    ------------

                                                       3,857,469

                                                    ------------

DIVERSIFIED RESOURCES -- 4.6%

    Burlington Northern Santa Fe

      Corp. ..........................     10,800      1,060,425

    IMC Global, Inc. .................     15,300        460,912

    Imperial Holly Corp. .............    120,000      1,087,500

    Penn Virginia Corp. ..............     25,700        664,987

    Waste Management, Inc. ...........     30,900      1,081,500

    Western Water Co.*................     28,000        266,000

                                                    ------------

                                                       4,621,324

                                                    ------------

ENERGY SERVICES -- 10.6%

    BJ Services Co.*..................     27,000        784,687

    Camco International, Inc. ........     21,600      1,682,100

    Carbo Ceramics, Inc. .............     30,750      1,049,344

    Coflexip SA [ADR].................     15,600        953,550

    Cooper Cameron Corp.*.............     22,800      1,162,800

    Halliburton Co. ..................     23,600      1,051,675

    Hanover Compressor Co.*...........     37,400      1,012,137

    McDermott International, Inc. ....     34,300      1,181,206

    Smith International, Inc.*........     11,800        410,788

    Western Atlas, Inc.*..............     16,000      1,358,000

                                                    ------------

                                                      10,646,287

                                                    ------------

FOREST PRODUCTS -- 8.3%

    Asia Pulp & Paper Co. Ltd.

      [ADR]*..........................     35,000        393,750

    Champion International Corp. .....      9,000        442,688

    Domtar, Inc. .....................    232,300      1,568,025

    Fort James Corp. .................     25,100      1,116,950






                                         SHARES        VALUE

                                         ------        -----


    Georgia Pacific Group.............     20,300   $  1,196,431

    Jefferson Smurfit Corp.*..........     90,600      1,424,119

    Kimberly-Clark Corp. .............     19,700        903,738

    Louisiana Pacific Corp. ..........     73,000      1,332,250

                                                    ------------

                                                       8,377,951

                                                    ------------

INTEGRATED PETROLEUM -- 21.7%

    Amerada Hess Corp. ...............     54,000      2,932,875

    Atlantic Richfield Co. ...........     13,000      1,015,625

    British Petroleum Co. PLC [ADR]...     25,600      2,259,200

    Chevron Corp. ....................      7,000        581,438

    Exxon Corp. ......................      9,000        641,813

    Mobil Corp. ......................     49,200      3,769,950

    Petroleo Brasileiro SA [ADR]

      144A............................     58,600      1,089,304

    Royal Dutch Petroleum Co. ........     40,000      2,192,500

    Societe Nationale Elf Aquitaine SA

      [ADR]...........................     14,500      1,029,500

    Texaco, Inc. .....................     22,000      1,313,125

    Total SA [ADR]....................     38,000      2,484,250

    USX-Marathon Group................     73,500      2,521,969

                                                    ------------

                                                      21,831,549

                                                    ------------

MISCELLANEOUS ENERGY -- 2.0%

    Niagara Mohawk Power Corp.*.......    137,000      2,046,438

                                                    ------------

NON-FERROUS METALS -- 2.8%

    Inco Ltd. ........................    137,800      1,877,525

    Phelps Dodge Corp. ...............     16,600        949,313

                                                    ------------

                                                       2,826,838

                                                    ------------

OIL & GAS -- 1.8%

    Burlington Resources, Inc. .......     19,200        826,800

    Union Pacific Resources Group,

      Inc. ...........................     53,000        930,813

                                                    ------------

                                                       1,757,613

                                                    ------------

PETROLEUM EXPLORATION & PRODUCTION -- 7.2%

    Barrett Resources Corp.*..........     15,100        565,306

    EEX Corp.*........................    202,000      1,893,750

    Noble Affiliates, Inc. ...........      5,400        205,200

    Ocean Energy, Inc. ...............     81,180      1,588,084

    Pioneer Natural Resources Co. ....     46,000      1,098,250

    Rutherford-Moran Oil Corp.*.......     35,300        710,413

    Santa Fe Energy Resources,

      Inc.*...........................    111,100      1,194,325

                                                    ------------

                                                       7,255,328

                                                    ------------

PRECIOUS METALS -- 10.9%

    Battle Mountain Gold Co. .........    272,000      1,615,000

    Cambior, Inc. ....................    140,400        824,850

    Canyon Resources Corp.*...........    368,400        276,300

    Dayton Mining Corp.*..............     49,700         34,169

    Getchell Gold Corp. ..............     48,500        727,500

    Gold Fields Ltd. [ADR]*...........     61,698        261,871

    Gold Fields of South Africa Ltd.

      [ADR]...........................     24,300        280,969

    Homestake Mining Co. .............    163,700      1,698,388

    Newmont Mining Corp. .............    116,224      2,745,792


T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


    Placer Dome, Inc. ................    147,300   $  1,730,775

    TVX Gold, Inc.*...................    260,900        799,006

                                                    ------------

                                                      10,994,620

                                                    ------------

TOTAL COMMON STOCK

  (COST $79,751,291)..................                81,436,501

                                                    ------------

PREFERRED STOCK -- 1.2%

BUILDING & REAL ESTATE -- 1.1%

    Rouse Co. $3.00 Cl-B..............     22,000      1,094,500

                                                    ------------

PRECIOUS METALS -- 0.1%

    Amax Gold, Inc. $3.75 Cl-B........      1,700         75,119

                                                    ------------

TOTAL PREFERRED STOCK

  (COST $1,134,004)...................                 1,169,619

                                                    ------------

FOREIGN STOCK -- 15.1%

BUILDING & REAL ESTATE -- 1.2%

    Security Capital U.S. Realty --

      (NLG)*..........................     60,000        798,000

    Sun International -- (ZAR)........  1,150,000        388,539

                                                    ------------

                                                       1,186,539

                                                    ------------

DIVERSIFIED METALS -- 2.9%

    AVMIN Ltd. -- (ZAR)...............    887,800        527,553

    Lonrho PLC -- (GBP)...............    298,559      1,404,771

    Rio Tinto PLC -- (GBP)............     87,000        979,828

                                                    ------------

                                                       2,912,152

                                                    ------------

DIVERSIFIED RESOURCES -- 0.3%

    Lonrho Africa PLC -- (GBP)........    229,759        281,764

                                                    ------------

FOREST PRODUCTS -- 1.7%

    Macmillan Bloedel Ltd. -- (CAD)...    164,000      1,750,921

                                                    ------------

NON-FERROUS METALS -- 1.3%

    Bougainville Copper

      Ltd. -- (AUD)*..................    882,542        207,675

    WMC Ltd. -- (AUD).................    358,936      1,080,235

                                                    ------------

                                                       1,287,910

                                                    ------------

PETROLEUM EXPLORATION & PRODUCTION -- 0.3%

    Northstar Energy

      Corp. -- (CAD)*.................     41,000        313,660

                                                    ------------

PRECIOUS METALS -- 7.4%

    Anglo American Platinum Corp.

      Ltd. -- (ZAR)...................     50,139        549,058

    Banro Resource Corp. -- (CAD)*....    126,600        344,363






                                         SHARES        VALUE

                                         ------        -----


    Banro Resource Corp. Special --

      (CAD)*..........................     91,630   $    249,242

    Banro Resource Corp. Special

      Warrants (CAD)*.................     75,000        163,205

    Banro Resources Corp. Restricted

      Warrants -- (CAD)*..............     45,815              0

    Gencor Ltd. -- (ZAR)..............    738,000      1,146,465

    Gold Fields Ltd. -- (ZAR)*........    125,570        532,978

    Goldfields Ltd. -- (AUD)*.........    965,000      1,075,635

    Normandy Mining Ltd. -- (AUD).....    458,658        374,911

    Prime Resources Group, Inc. --

      (CAD)...........................    328,000      2,297,387

    Samax -- (CAD)*...................    193,500        703,976

                                                    ------------

                                                       7,437,220

                                                    ------------

TOTAL FOREIGN STOCK

  (COST $20,082,337)..................                15,170,166

                                                    ------------






                                           PAR

                                          (000)

                                        ---------


COMMERCIAL PAPER -- 1.8%

    Diageo Capital Corp.+

      5.51%, 07/28/98.................  $   1,300      1,294,628

    Du Pont, (E.I.) de Nemours & Co.

      5.52%, 07/20/98.................        490        488,572

                                                    ------------

    (COST $1,783,200).................                 1,783,200

                                                    ------------

                                         SHARES

                                        ---------

SHORT-TERM INVESTMENTS -- 0.3%

    Temporary Investment Cash Fund

    (COST $359,623)...................    359,623        359,623

                                                    ------------

TOTAL INVESTMENTS -- 99.4%

  (COST $103,110,455).................                99,919,109

OTHER ASSETS LESS

  LIABILITIES -- 0.6%.................                   570,686

                                                    ------------

NET ASSETS -- 100.0%..................              $100,489,795

                                                    ============




--------------------------------------------------------------------------------



Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to

  1.3% of net assets.



144A -- Security was purchased pursuant to rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.



See Notes to Financial Statements.

PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)         VALUE

                                          -----         -----


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 70.8%

FEDERAL HOME LOAN MORTGAGE CORP. -- 12.6%

      8.50%, 01/01/25................    $13,824     $ 14,428,435

      8.75%, 10/01/01................      1,328        1,365,850

      6.50%, 07/14/28 [TBA]..........     22,000       21,938,180

                                                     ------------

                                                       37,732,465

                                                     ------------

FEDERAL NATIONAL MORTGAGE ASSOC. -- 26.6%

      6.379%, 03/01/17 [VR]..........      2,349        2,340,675

      6.988%, 05/01/25 [VR]..........      1,151        1,164,420

      7.50%, 01/25/22-05/01/24.......     60,746       62,503,270

      7.573%, 01/01/25 [VR]..........        352          359,330

      8.00%, 11/25/23................      3,488        3,590,586

      6.50%, 08/13/28 [TBA]..........     10,000        9,953,100

                                                     ------------

                                                       79,911,381

                                                     ------------

GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 31.6%

      6.875%, 01/20/26...............      6,545        6,667,609

      7.00%, 07/20/17-11/20/26.......     23,087       23,579,637

      7.375%, 05/20/24...............      2,542        2,594,763

      8.00%, 01/15/25-11/15/25.......      7,061        7,321,311

      6.50%, 07/21/28-09/21/28

        [TBA]........................     50,000       49,824,950

      6.875%, 03/20/24 [VR]..........      4,998        5,095,275

                                                     ------------

                                                       95,083,545

                                                     ------------

TOTAL U.S. GOVERNMENT AGENCY

  OBLIGATIONS (COST $211,183,613)....                 212,727,391

                                                     ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%

    Merrill Lynch Mtge. Investors,

    Inc. Cl-B [VR]

      7.218%, 06/15/21...............      1,003        1,023,254

    Resolution Trust Corp. [VR]

      7.442%, 07/25/28...............     10,000       10,067,280

                                                     ------------

    (COST $11,168,389)...............                  11,090,534

                                                     ------------

CORPORATE OBLIGATIONS -- 30.8%

AUTOMOBILE MANUFACTURERS -- 1.7%

    Ford Motor Credit Co.

      5.964%, 03/21/01...............      5,000        5,041,549

                                                     ------------

BUILDING MATERIALS -- 1.0%

    Cemex SA Notes 144A

      8.50%, 08/31/00................      3,000        3,030,000

                                                     ------------

CHEMICALS -- 1.7%

    Imperial Chemical, Inc. Euro

      Medium Term Notes [FRN]

      5.75%, 12/05/98................      5,000        5,006,525

                                                     ------------

FINANCIAL SERVICES -- 14.1%

    General Motors Acceptance Corp.

      Notes

      7.125%, 05/01/01...............      2,000        2,057,500

    Household Finance Co. Notes

      7.625%, 12/29/98...............     15,000       15,843,750

    Household Finance Co. Medium Term

      Sr. Notes

      7.15%, 06/15/00................     10,000       10,212,500






                                           PAR

                                          (000)         VALUE

                                          -----         -----


    New England Educational Loan

      Marketing Assoc. Medium Term

      Notes [FRN]

      5.857%, 06/11/01...............    $ 5,000     $  4,995,900

    Presidential Life Corp. Sr. Notes

      9.50%, 12/15/00................      8,000        8,188,000

    Salomon, Inc. Sr. Notes

      7.50%, 02/01/03................      1,000        1,046,250

                                                     ------------

                                                       42,343,900

                                                     ------------

FOOD -- 4.4%

    RJR Nabisco, Inc. Medium Term

      Notes

      7.625%, 09/15/03...............      5,000        4,971,250

    RJR Nabisco, Inc. Notes

      8.625%, 12/01/02...............      8,000        8,257,520

                                                     ------------

                                                       13,228,770

                                                     ------------

OIL & GAS -- 1.4%

    Gulf Canada Resources Ltd. Yankee

      Sr. Sub. Debs.

      9.25%, 01/15/04................      3,000        3,142,500

    Occidental Petroleum Corp. Sr.

      Notes

      6.40%, 04/01/03................      1,000        1,002,500

                                                     ------------

                                                        4,145,000

                                                     ------------

TELECOMMUNICATIONS -- 4.3%

    AT&T Capital Corp. Notes [FRN]

      144A

      6.05%, 04/01/99................      8,000        8,005,920

    TCI Communications, Inc. Sr.

      Notes [FRN]

      5.945%, 09/11/00...............      5,000        5,044,900

                                                     ------------

                                                       13,050,820

                                                     ------------

UTILITIES -- 2.2%

    Cleveland Electric Illuminating

      Co. Notes

      7.625%, 08/01/02...............      2,100        2,177,490

    Connecticut Lighting & Power Co.

      Notes

      7.25%, 07/01/99................      4,482        4,483,255

                                                     ------------

                                                        6,660,745

                                                     ------------

TOTAL CORPORATE OBLIGATIONS (COST

  $92,522,025).......................                  92,507,309

                                                     ------------

U.S. TREASURY OBLIGATIONS -- 1.1%

U.S. TREASURY BILLS -- 0.0%

      4.95%, 07/23/98................         35           34,899

      4.98%, 07/23/98................         15           14,957

                                                     ------------

                                                           49,856

                                                     ------------

U.S. TREASURY NOTES -- 1.1%

      6.25%, 06/30/02................      3,300        3,382,962

                                                     ------------

TOTAL U.S. TREASURY OBLIGATIONS (COST

  $3,430,661)........................                   3,432,818

                                                     ------------


PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)         VALUE

                                          -----         -----


SOVEREIGN ISSUES -- 4.6%

ARGENTINA -- 3.2%

    Republic of Argentina [FRB, BRB]

      6.625%, 03/31/05...............    $ 4,750     $  4,197,812

      8.726%, 04/10/05...............      4,000        4,010,000

    Republic of Argentina Bote 10

      [FRN, PIK]

      5.719%, 04/01/00...............      1,607        1,358,223

                                                     ------------

                                                        9,566,035

                                                     ------------

BRAZIL -- 1.1%

    Republic of Brazil-IDU Cl-A

      [FRB, BRB]

      6.875%, 01/01/01...............      3,500        3,322,714

                                                     ------------

CANADA -- 0.3%

    Hydro-Quebec Government

      Guaranteed Notes

      9.00%, 03/07/01................      1,000        1,067,536

                                                     ------------

TOTAL SOVEREIGN ISSUES (COST

  $13,917,118).......................                  13,956,285

                                                     ------------

                                       PRINCIPAL

                                        IN LOCAL

                                        CURRENCY

                                           (000)

FOREIGN BONDS -- 1.7%

NEW ZEALAND

    New Zealand Government 10.00%,

      03/15/02 (COST $5,169,010).....      8,900        5,076,122

                                                     ------------

                                             PAR

                                           (000)

COMMERCIAL PAPER -- 15.1%

    Abbott Laboratories, Inc.

      5.55%, 07/28/98................    $ 7,500        7,468,781

      5.51%, 07/16/98................      3,600        3,591,735

    Caisse D'amortissement de la

      Dette Sociale

      5.50%, 08/27/98................      1,900        1,884,055

    Coca-Cola Co.

      5.49%, 09/01/98................     10,000        9,905,277

    Du Pont, (E.I.) de Nemours & Co.

      5.49%, 07/10/98................        800          798,939






                                           PAR

                                          (000)         VALUE

                                          -----         -----


    Ford Motor Credit Co.

      5.52%, 07/03/98................    $   600     $    599,816

      5.69%, 07/10/98................      2,900        2,895,875

    KFW International Financial Corp.

      5.61%, 07/14/98................      7,400        7,385,009

    Motorola, Inc.

      5.49%, 07/24/98................      1,600        1,594,388

      5.49%, 09/24/98................        100           98,689

      5.50%, 09/24/98................      2,200        2,170,758

    National Rural Utilities

      Cooperative Finance Corp.

      5.50%, 07/28/98................      1,100        1,095,462

      5.50%, 09/03/98................      1,500        1,484,188

      5.49%, 09/10/98................        800          791,275

      5.50%, 09/17/98................        600          592,837

    New Center Asset Trust

      5.52%, 07/29/98................      2,500        2,489,267

    Procter & Gamble Co.

      5.47%, 07/01/98................        400          400,000

                                                     ------------

    (COST $45,247,796)...............                  45,246,351

                                                     ------------

REPURCHASE AGREEMENTS -- 4.7%

    Morgan Stanley Group, 5.65%,

      dated 06/30/98, maturing

      07/01/98, repurchase price

      $14,202,229 (Collateralized by

      U.S. Treasury Notes, par value

      $13,820,000, market value

      $14,498,419, due 02/29/00)

      (COST $14,200,000).............     14,200       14,200,000

                                                     ------------






                                         SHARES

                                         -------


SHORT-TERM INVESTMENTS -- 0.5%

    Temporary Investment Cash Fund...    779,067          779,067

    Temporary Investment Fund........    779,066          779,066

                                                     ------------

    (COST $1,558,133)................                   1,558,133

                                                     ------------

TOTAL INVESTMENTS -- 133.0% (COST

  $398,396,745)......................                 399,794,943

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (33.0%)..................                 (99,112,827)

                                                     ------------

NET ASSETS -- 100.0%.................                $300,682,116

                                                     ============


PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------



Interest rate swap agreement outstanding at June 30, 1998:





                                            NOTIONAL

                             EXPIRATION      AMOUNT        UNREALIZED

DESCRIPTION                     MONTH        (000)        APPRECIATION

-----------------------------------------------------------------------


Receive variable rate

 payments on the three-

 month LIBOR-BBA floating

 rate and pay fixed rate

 payments on the then

 current U.S. Treasury 10

 Year Notes with a spread

 of:

 36.50.....................     06/02        $7,000         $49,792

                                             ======         =======




--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



144A -- Security was purchased pursuant to rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 3.7% of net assets.



See Notes to Financial Statements.

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


COMMON STOCK -- 100.3%

BUSINESS SERVICES -- 1.6%

    Robert Half International,

      Inc.* ..........................     83,500   $  4,665,562

                                                    ------------

COMPUTER HARDWARE -- 5.9%

    3Com Corp.* ......................    115,700      3,550,544

    Compaq Computer Corp. ............    271,600      7,706,650

    Seagate Technology, Inc.* ........    232,500      5,536,406

                                                    ------------

                                                      16,793,600

                                                    ------------

COMPUTER SERVICES & SOFTWARE -- 9.2%

    Cadence Design Systems, Inc.* ....     65,800      2,056,250

    CompUSA, Inc.* ...................    243,052      4,390,127

    Electronic Arts, Inc.* ...........     68,600      3,704,400

    Ingram Micro, Inc. Cl-A* .........     65,800      2,911,650

    Microsoft Corp.* .................     96,800     10,490,700

    PeopleSoft, Inc.* ................     61,500      2,890,500

                                                    ------------

                                                      26,443,627

                                                    ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 8.9%

    Applied Materials, Inc.* .........    237,900      7,018,050

    General Electric Co. .............    103,900      9,454,900

    Texas Instruments, Inc. ..........    154,400      9,003,450

                                                    ------------

                                                      25,476,400

                                                    ------------

ENTERTAINMENT & LEISURE -- 2.1%

    Time Warner, Inc. ................     69,500      5,937,906

                                                    ------------

FINANCIAL-BANK & TRUST -- 2.3%

    Chase Manhattan Corp. ............     88,600      6,689,300

                                                    ------------

FINANCIAL SERVICES -- 12.9%

    Ahmanson, (H.F.) & Co. ...........    124,300      8,825,300

    Franklin Resources, Inc. .........    103,500      5,589,000

    Household International, Inc. ....    150,900      7,507,275

    Merrill Lynch & Co., Inc. ........    123,676     11,409,111

    Providian Financial Corp. ........     48,200      3,786,712

                                                    ------------

                                                      37,117,398

                                                    ------------

FOOD -- 2.7%

    Kroger Co.* ......................     35,000      1,500,625

    Safeway, Inc.* ...................    153,400      6,241,463

                                                    ------------

                                                       7,742,088

                                                    ------------

HEALTHCARE SERVICES -- 9.1%

    Health Management Associates, Inc.

      Cl-A* ..........................    128,000      4,280,000

    Omnicare, Inc. ...................     92,700      3,534,188

    United Healthcare Corp. ..........    110,300      7,004,050

    Universal Health Services,

      Inc.* ..........................     76,200      4,448,175

    Wellpoint Health Networks,

      Inc.* ..........................     90,700      6,711,800

                                                    ------------

                                                      25,978,213

                                                    ------------






                                         SHARES        VALUE

                                         ------        -----


INSURANCE -- 4.4%

    The Equitable Companies, Inc. ....     77,100   $  5,777,681

    Travelers Group, Inc. ............    111,450      6,756,656

                                                    ------------

                                                      12,534,337

                                                    ------------

MEDICAL SUPPLIES & EQUIPMENT -- 3.8%

    HBO & Co. ........................    305,400     10,765,350

                                                    ------------

OFFICE EQUIPMENT -- 1.7%

    Staples, Inc.* ...................    173,550      5,022,103

                                                    ------------

PHARMACEUTICALS -- 12.1%

    Cardinal Health, Inc. ............     76,200      7,143,750

    Lilly, (Eli) & Co. ...............    129,700      8,568,306

    McKesson Corp. ...................    115,800      9,408,750

    Merck & Co., Inc. ................     71,900      9,616,625

                                                    ------------

                                                      34,737,431

                                                    ------------

RETAIL & MERCHANDISING -- 16.6%

    Bed, Bath & Beyond, Inc.* ........     23,200      1,202,050

    Costco Companies, Inc.* ..........    114,300      7,208,044

    CVS Corp. ........................    201,100      7,830,331

    Dayton-Hudson Corp. ..............    165,800      8,041,300

    Gap, Inc. ........................    145,250      8,951,031

    Starbucks Corp.* .................    116,200      6,209,438

    Wal-Mart Stores, Inc..............     56,000      3,402,000

    Walgreen Co. .....................    114,300      4,722,019

                                                    ------------

                                                      47,566,213

                                                    ------------

SEMICONDUCTORS -- 3.8%

    Intel Corp. ......................    147,500     10,933,438

                                                    ------------

TELECOMMUNICATIONS -- 3.2%

    ADC Telecommunications, Inc.* ....     81,000      2,959,031

    Comcast Corp. Cl-A ...............     75,900      3,081,066

    Cox Communications, Inc.* ........     63,600      3,080,625

                                                    ------------

                                                       9,120,722

                                                    ------------

TOTAL COMMON STOCK

  (COST $243,643,501).................               287,523,688

                                                    ------------

SHORT-TERM INVESTMENTS -- 1.0%

    Temporary Investment Cash Fund....  1,400,792      1,400,792

    Temporary Investment Fund.........  1,400,792      1,400,792

                                                    ------------

    (COST $2,801,584).................                 2,801,584

                                                    ------------

TOTAL INVESTMENTS -- 101.3%

  (COST $246,445,085).................               290,325,272

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (1.3%)....................                (3,575,329)

                                                    ------------

NET ASSETS -- 100.0%..................              $286,749,943

                                                    ============




--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

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--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


FOREIGN STOCK -- 89.5%

ARGENTINA -- 0.8%

    Disco SA [ADR]....................     10,885   $    348,320

    Nortel Inversora [ADR]*...........     38,625        960,797

    Telecom Argentina Stet SA Cl-B

      [ADR]...........................     11,550        344,334

    Telefonica de Argentina SA Cl-B

      [ADR]...........................     45,425      1,473,473

    YPF SA [ADR]......................     23,000        691,438

                                                    ------------

                                                       3,818,362

                                                    ------------

AUSTRALIA -- 0.0%

    National Australia Bank Ltd. .....     12,337        162,725

                                                    ------------

AUSTRIA -- 0.8%

    Bank Austria AG...................     38,410      3,124,156

    Bank Austria AG Rights*...........     38,410              0

    Erste Bank Der Oesterreichischen

      Sparkassen AG 144A*.............     12,615        764,906

                                                    ------------

                                                       3,889,062

                                                    ------------

BRAZIL -- 1.1%

    Companhia Cervejaria Brahma

      [ADR]...........................     82,620      1,032,750

    Companhia Energetica de Minas

      Geras [ADR].....................      3,824        118,371

    Companhia Paranaense de Energia-

      Copel...........................     69,900        646,575

    Telebras SA [ADR].................     31,555      3,445,412

    Uniao de Bancos Brasileiros SA

      [GDR]...........................      3,990        117,705

                                                    ------------

                                                       5,360,813

                                                    ------------

CANADA -- 0.9%

    JDS Fitel, Inc. ..................      9,790        163,107

    Newcourt Credit Group, Inc. ......     89,330      4,393,919

                                                    ------------

                                                       4,557,026

                                                    ------------

CHILE -- 0.1%

    Cia de Telecomunicaciones de Chile

      SA [ADR]........................     30,240        614,250

                                                    ------------

DENMARK -- 0.8%

    BG Bank AS........................      9,609        595,135

    Novo Nordisk AS Cl-B..............      6,228        858,532

    Ratin AS Cl-B.....................      7,076      1,497,099

    SAS Danmark AS....................     20,043        402,199

    Unidanmark AS Cl-A................      5,663        508,903

                                                    ------------

                                                       3,861,868

                                                    ------------

FINLAND -- 4.0%

    Merita PLC Cl-A...................    251,062      1,656,516

    Nokia Oyj Cl-A....................     64,224      4,723,317

    Nokia Corp. Cl-A [ADR]............     26,685      1,936,330

    Pohjola Insurance Co. ............     28,383      1,412,301

    Raision Tehtaat Oy................    136,050      2,454,935

    Sampo Insurance Co. Ltd. Cl-A.....     91,570      4,339,431

    Tieto Corp. Cl-B..................     45,936      3,491,366

                                                    ------------

                                                      20,014,196

                                                    ------------






                                         SHARES        VALUE

                                         ------        -----


FRANCE -- 10.1%

    Alcatel Alsthom...................     18,278   $  3,721,486

    Alcatel Alsthom [ADR]*............      6,285        255,721

    Alstom............................     46,688      1,536,696

    AXA SA............................     10,549      1,186,451

    Atos SA*..........................      4,952      1,187,622

    Cap Gemini SA.....................     52,468      8,244,187

    Castorama Dubois..................      5,163        908,602

    Chargeurs SA......................     10,841        895,642

    Cie des Signaux SA................      2,058        198,106

    Compagnie Francaise d'Etudes et de

      Construction Technip............      8,477      1,036,135

    Credit Commercial de France.......     17,799      1,498,453

    Dexia France SA...................      2,108        283,808

    GrandVision*......................      2,561         85,140

    Groupe Danone.....................      9,017      2,486,150

    Groupe des Assurances

      Nationales*.....................     16,988        455,184

    Lagardere S.C.A. .................      1,698         70,689

    Renault SA*.......................    101,110      5,751,167

    Rhodia, Inc.*.....................     80,000      2,230,885

    Rhone-Poulenc Cl-A................     48,118      2,713,886

    Sanofi SA.........................  12,339...      1,451,040

    Societe Nationale Elf Aquitaine

      SA..............................     40,325      5,669,216

    Synthelabo........................      6,687      1,128,135

    Total SA Cl-B.....................     29,456      3,829,358

    Valeo SA..........................     13,011      1,329,930

    Vivendi...........................     11,459      2,446,824

                                                    ------------

                                                      50,600,513

                                                    ------------

GERMANY -- 10.6%

    Allianz AG........................      2,478        816,834

    Allianz AG (New)*.................         72         23,534

    BASF AG*..........................  20,627...        977,052

    Bayerische Motoren Werke AG.......      1,596      1,610,121

    Bayerische Motoren Werke AG

      (New)*..........................        478        475,543

    Deutsche Bank AG..................     63,443      5,372,355

    Deutsche Lufthansa AG.............     41,751      1,047,805

    Deutsche Pfandbrief &

      Hypothekenbank AG...............     26,600      2,122,070

    Dresdner Bank AG..................     14,326        772,242

    Ergo Versicherungs Gruppe AG......     15,579      2,796,406

    Hoechst AG........................     50,494      2,520,462

    Hornbach Holdings AG Pfd. ........     13,432      1,231,556

    Mannesmann AG.....................     98,320      9,973,459

    Marschollek, Lautenschlaeger und

      Partner AG Non-Voting Pfd. .....      6,909      3,387,459

    Merck KGaA........................     44,988      2,011,341

    Muenchener Rueckversicherung AG...      3,651      1,810,300

    Porsche AG Pfd. ..................      3,245      9,402,254

    Schering AG.......................     25,144      2,962,903

    Siemens AG........................     25,706      1,563,696

    Volkswagen AG.....................      2,499      2,402,046

                                                    ------------

                                                      53,279,438

                                                    ------------


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--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


GREECE -- 0.6%

    Hellenic Telecommunication

      Organization SA 144A............     43,898   $  1,125,289

    STET Hellas Telecommunications SA

      [ADR]...........................     41,525      1,723,288

                                                    ------------

                                                       2,848,577

                                                    ------------

HONG KONG -- 0.6%

    China Telecom Ltd. 144A...........  1,428,000      2,478,725

    First Pacific Co. Ltd. ...........  1,448,860        607,698

                                                    ------------

                                                       3,086,423

                                                    ------------

IRELAND -- 1.5%

    CBT Group PLC Co. [ADR]*..........     52,810      2,825,335

    Elan Corp. PLC [ADR]*.............     56,135      3,610,182

    Saville Systems Ireland PLC

      [ADR]*..........................     24,365      1,221,296

                                                    ------------

                                                       7,656,813

                                                    ------------

ITALY -- 5.4%

    Assicurazioni Generali............     94,003      3,056,664

    Banca Commerciale Italia NA.......    802,501      4,799,069

    Banca di Roma*....................  2,869,439      5,972,785

    Banca Fideuram SPA................     49,890        284,456

    Credito Italiano SPA..............    163,293        854,795

    SNIA BPD SPA 144A.................  1,600,000      1,962,251

    Telecom Italia Mobile SPA.........  1,237,548      7,567,802

    Telecom Italia SPA................    348,096      2,562,423

                                                    ------------

                                                      27,060,245

                                                    ------------

JAPAN -- 6.5%

    Fujisawa Pharmaceutical Co.

      Ltd. ...........................     99,000        925,907

    Honda Motor Co. Ltd. .............     51,000      1,815,326

    Ito-Yokado Co. Ltd. ..............      8,000        376,410

    Kao Corp. ........................     67,000      1,033,109

    Kirin Brewery Co. Ltd. ...........    281,000      2,652,376

    Meitec............................     73,900      2,555,895

    Nippon Telegraph & Telephone

      Corp. ..........................     11,940      9,893,719

    Nomura Securities Co. Ltd. .......     59,000        686,565

    NTT Data Corp. ...................        330      1,191,267

    Rohm Co. .........................     11,000      1,129,445

    Sony Corp. .......................     93,800      8,076,592

    Takeda Chemical Industries........     91,000      2,419,497

                                                    ------------

                                                      32,756,108

                                                    ------------

KOREA -- 0.0%

    Samsung Electronics Co. [GDR]

      144A............................     10,970        175,301

                                                    ------------

MEXICO -- 1.6%

    Cifra SA de CV Cl-C...............     70,900         97,836

    Cifra V*..........................     76,632        112,227

    Coca-Cola Femsa SA [ADR]..........     25,555        444,018

    Empresas La Moderna SA de CV

      [ADR]...........................     14,665        329,963

    Fomento Economico Mexicano SA de

      CV UBD Units....................     39,700      1,237,030






                                         SHARES        VALUE

                                         ------        -----


    Grupo Casa Autrey SA de CV

      [ADR]...........................      7,302   $     47,463

    Grupo Televisa SA [GDR]*..........     60,530      2,277,441

    Kimberly-Clark de Mexico SA

      Cl-A............................     22,600         78,468

    Panamerican Beverages, Inc.

      Cl-A............................     68,000      2,137,750

    Telefonos de Mexico SA Cl-L

      [ADR]...........................     23,590      1,133,794

                                                    ------------

                                                       7,895,990

                                                    ------------

NETHERLANDS -- 10.1%

    AKZO Nobel NV.....................     27,105      6,025,347

    ASM Lithography Holding NV*.......      7,360        213,900

    Cap Gemini NV.....................      7,855        648,720

    Getronics NV......................     86,217      4,471,440

    Getronics NV 144A.................      5,365        278,243

    Hagemeyer NV......................     28,082      1,214,822

    ING Groep NV......................     62,148      4,069,429

    Koninklijke Ahold NV..............    111,395      3,575,864

    Koninklijke Ahrend Groep NV.......     26,768        873,748

    Koninklijke Numico NV.............      8,595        269,146

    Ordina NV (New)*..................    125,925        145,473

    Ordina NV*........................    125,925      4,079,430

    PolyGram NV.......................      6,992        356,780

    Royal Philips Electronics NV......     73,617      6,188,370

    Royal Philips Electronics NV

      [ADR]...........................     81,824      6,955,040

    Simac Techniek NV.................      9,397      1,972,510

    Wolters Kluwer NV.................     65,732      9,021,824

                                                    ------------

                                                      50,360,086

                                                    ------------

NORWAY -- 1.9%

    Den Norske Bank ASA...............     97,078        508,570

    Elektronisk Databehandling ASA....    534,124      2,053,375

    Merkantildata ASA.................     67,745        856,354

    NCL Holdings ASA*.................    799,795      3,950,228

    SAS Norge ASA Cl-B................     21,301        363,643

    Sparebanken ASA...................     53,213      1,525,614

    Storebrand ASA....................     51,944        460,308

                                                    ------------

                                                       9,718,092

                                                    ------------

PERU -- 0.4%

    Millicom International Cellular

      SA*.............................     47,349      2,071,519

                                                    ------------

PORTUGAL -- 0.9%

    Cimpor-Cimentos de Portugal SA....     38,780      1,362,506

    Portugal Telecom SA...............     32,932      1,745,367

    Telecel-Comunicacaoes Pessoais

      SA..............................      8,051      1,429,584

                                                    ------------

                                                       4,537,457

                                                    ------------

RUSSIA -- 0.0%

    LUKoil Holding [ADR]..............      2,485         83,248

    Mosenergo [ADR] 144A*.............      2,460         12,241

                                                    ------------

                                                          95,489

                                                    ------------

SPAIN -- 1.6%

    Banco Bilbao Vizcaya SA...........      4,892        251,486

    Banco Central Hispanoamericano

      SA..............................     32,102      1,010,723


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--------------------------------------------------------------------------------





                                         SHARES        VALUE

                                         ------        -----


    Corporacion Bancaria de Espana

      SA..............................     88,120   $  1,980,095

    Endesa SA.........................     45,009        986,382

    Tabacalera SA Cl-A 144A...........     14,623        299,930

    Telefonica SA.....................     36,276      1,680,037

    Tele Pizza SA*....................    185,540      1,969,446

                                                    ------------

                                                       8,178,099

                                                    ------------

SWEDEN -- 6.3%

    Assa Abloy AB Cl-B................     69,858      2,746,159

    Astra AB Cl-A.....................    160,666      3,283,852

    Electrolux AB Cl-B................    377,465      6,484,392

    Ericsson, (L.M.) Telephone Co.

      [ADR]...........................     34,176        978,288

    Ericsson, (L.M.) Telephone Co.

      Cl-B............................     78,776      2,301,558

    Mandator AB.......................      8,515        333,128

    Modern Times Group MTG AB*........    195,854      2,554,100

    Ortivus AB Cl-B*..................     16,248        254,672

    SAS Sverige AB....................     26,790        480,375

    Securitas AB Cl-B.................    213,323     10,445,537

    Skandinaviska Enskilda Banken.....     96,797      1,656,787

                                                    ------------

                                                      31,518,848

                                                    ------------

SWITZERLAND -- 6.7%

    Ares-Serono Group.................        465        646,851

    Baloise Holding Ltd. .............        144        117,911

    Baloise Holding Rights*...........        288        235,631

    Credit Suisse Group...............      7,618      1,695,054

    Julius Baer Holdings AG Cl-B......        219        685,092

    Kuoni Reisen AG...................      1,290      6,404,032

    Novartis AG.......................      2,530      4,209,967

    Roche Holding AG..................         48        471,358

    Schweizerische

      Lebensversicherungs-Und

      Rentenanstalt...................      8,036      6,802,582

    Sulzer AG.........................        133        104,958

    UBS AG*...........................     22,505      8,368,101

    Zurich

      Versicherungs-Gesellschaft......      5,892      3,760,165

                                                    ------------

                                                      33,501,702

                                                    ------------

UNITED KINGDOM -- 16.2%

    Amvescap PLC......................    234,278      2,286,726

    Capita Group PLC..................    254,217      2,186,553

    COLT Telecom Group PLC*...........     98,136      3,933,856

    Compass Group PLC.................    155,110      1,785,729

    Diageo PLC........................     80,184        949,889

    ECsoft Group PLC [ADR]*...........      7,300        236,338

    Electrocomponents PLC.............    354,121      2,856,768

    Energis PLC*......................    303,964      4,627,876

    General Electric Co. PLC..........    304,980      2,628,261

    Hays PLC..........................     79,014      1,326,260

    ICON PLC [ADR]....................     19,435        490,734

    Imperial Chemical Industries

      PLC.............................    138,076      2,216,256

    JBA Holdings PLC..................     59,836        609,003

    Lloyds TSB Group PLC..............    380,572      5,314,826

    Logica PLC........................    149,892      4,845,593

    Misys PLC.........................     60,998      3,469,520

    National Westminster Bank PLC.....    176,357      3,151,439






                                         SHARES        VALUE

                                         ------        -----


    Rentokil Initial PLC..............  1,395,324   $ 10,045,755

    Royal & Sun Alliance Insurance

      Group PLC.......................    139,446      1,441,365

    Schroders PLC.....................     66,255      1,709,038

    Select Appointments Holdings

      PLC.............................     42,301        599,924

    Select Appointments Holdings PLC

      [ADR]...........................    147,630      4,355,085

    SEMA Group PLC....................    443,364      5,270,745

    Siebe PLC.........................    351,666      7,035,198

    Smith Industries PLC..............     74,866      1,036,787

    SmithKline Beecham PLC [ADR]......     59,475      3,598,238

    Standard Chartered PLC............     98,780      1,122,388

    Tomkins PLC.......................     19,348        104,998

    Wetherspoon, (J.D.) PLC...........      2,490         12,152

    Williams PLC......................    127,463        824,105

    Zeneca Group PLC..................     24,414      1,047,699

                                                    ------------

                                                      81,119,104

                                                    ------------

TOTAL FOREIGN STOCK

  (COST $370,115,751).................               448,738,106

                                                    ------------

COMMON STOCK -- 1.9%

CHEMICALS -- 0.0%

    Solutia, Inc. ....................        650         18,647

                                                    ------------

FINANCIAL-BANK & TRUST -- 0.2%

    Royal Bank of Canada..............     10,368        625,968

                                                    ------------

FINANCIAL SERVICES -- 0.0%

    Romanian Investment Fund**........        163        132,438

                                                    ------------

PHARMACEUTICALS -- 0.3%

    Bristol-Meyers Squibb Co..........      2,600        298,838

    Pharmacia & Upjohn, Inc...........     22,460      1,035,968

                                                    ------------

                                                       1,334,806

                                                    ------------

TELECOMMUNICATIONS -- 1.4%

    Cellular Communications

      International, Inc.*............     50,370      2,512,204

    Clearnet Communications, Inc......     78,955        868,505

    Global TeleSystems Group, Inc.*...     76,673      3,737,809

                                                    ------------

                                                       7,118,518

                                                    ------------

TOTAL COMMON STOCK

 (COST $7,394,724)....................                 9,230,377

                                                    ------------






                                           PAR

                                          (000)

                                          -----


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.9%

FEDERAL MTGE. CORP. DISC.

    NOTES -- 4.9%

    5.42%, 08/31/98...................    $25,000     24,766,641

FEDERAL NATIONAL MTGE. ASSOC. DISC.

    NOTES -- 4.0%

    5.38%, 09/09/98...................     20,000     19,787,789

                                                    ------------

TOTAL U.S. GOVERNMENT AGENCY

  OBLIGATIONS

  (COST $44,561,184)..................                44,554,430

                                                    ------------


AST JANUS OVERSEAS GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                           PAR

                                          (000)        VALUE

                                          -----        -----


COMMERCIAL PAPER -- 3.0%

    Household Finance Corp.

      6.00%, 07/01/98

    (COST $15,200,000)................    $15,200   $ 15,200,000

                                                    ------------

TOTAL INVESTMENTS -- 103.3%

  (COST $437,271,659).................               517,722,913

LIABILITIES IN EXCESS OF

  OTHER ASSETS -- (3.3%)..............               (16,428,869)

                                                    ------------

NET ASSETS -- 100.0%..................              $501,294,044

                                                    ============




Foreign currency exchange contracts outstanding at June 30, 1998:





                                             IN                       UNREALIZED

SETTLEMENT               CONTRACTS TO     EXCHANGE      CONTRACTS   APPRECIATION

  MONTH      TYPE           RECEIVE          FOR        AT VALUE  (DEPRECIATION)

--------------------------------------------------------------------------------


07/98        Buy    DEM     12,257,500   $ 6,931,885   $ 6,791,821    $(140,064)

10/98        Buy    DEM      2,200,000     1,256,353     1,227,391      (28,962)

07/98        Buy    FRF     55,249,995     9,211,807     9,151,953      (59,854)

08/98        Buy    FRF      1,500,000       254,570       248,605       (5,965)

10/98        Buy    FRF        500,000        85,196        83,183       (2,013)

07/98        Buy    GBP      3,042,128     5,067,748     5,074,934        7,186

07/98        Buy    JPY  1,271,290,794     9,042,759     9,163,528      120,769

10/98        Buy    JPY  1,189,000,000     9,100,726     8,700,398     (400,328)

11/98        Buy    JPY    175,000,000     1,324,344     1,288,109      (36,235)

07/98        Buy    NLG      8,900,000     4,495,082     4,381,529     (113,553)

07/98        Buy    SEK     18,924,090     2,393,195     2,373,015      (20,180)

10/98        Buy    ZAR      1,750,000       335,012       285,802      (49,210)

                                         -----------   -----------     ---------

                                         $49,498,677   $48,770,268    $(728,409)

                                         ===========   ===========     =========






                                              IN                      UNREALIZED

SETTLEMENT               CONTRACTS TO      EXCHANGE      CONTRACTS  APPRECIATION

  MONTH      TYPE           DELIVER          FOR          AT VALUE(DEPRECIATION)

--------------------------------------------------------------------------------


07/98        Sell   CHF      5,147,462   $  3,494,369   $  3,398,483   $ 95,886

10/98        Sell   CHF      1,700,000      1,147,098      1,131,598     15,500

12/98        Sell   CHF      4,760,000      3,222,749      3,186,952     35,797

07/98        Sell   DEM     14,666,549      8,133,059      8,127,907      5,152

10/98        Sell   DEM      2,200,000      1,225,166      1,227,391     (2,225)

11/98        Sell   DEM      2,357,500      1,318,962      1,316,929      2,033

07/98        Sell   DKK      1,375,262        199,417        200,001       (584)

07/98        Sell   ESP     43,381,409        282,063        283,377     (1,314)

07/98        Sell   FIM         32,890          5,974          5,995        (21)

07/98        Sell   FRF     44,808,819      7,402,823      7,422,179    (19,356)

08/98        Sell   FRF      1,500,000        247,180        248,606     (1,426)

10/98        Sell   FRF      2,000,000        332,138        332,733       (595)

07/98        Sell   GBP      2,463,424      4,038,894      4,108,758    (69,864)

08/98        Sell   GBP      9,730,000     15,904,993     16,207,944   (302,951)

10/98        Sell   GBP      9,455,000     15,446,582     15,689,820   (243,238)

07/98        Sell   JPY    257,757,452      2,024,170      1,861,238    162,932

08/98        Sell   JPY    154,800,000      1,192,191      1,121,739     70,452

10/98        Sell   JPY  2,834,200,000     21,485,273     20,742,099    743,174

11/98        Sell   JPY    375,000,000      2,898,963      2,756,830    142,133

07/98        Sell   NLG     22,875,034     11,239,191     11,264,087    (24,896)

07/98        Sell   SEK     18,451,110      2,292,901      2,313,702    (20,801)

08/98        Sell   SEK     13,000,000      1,628,991      1,631,354     (2,363)

10/98        Sell   SEK     18,300,000      2,324,385      2,302,191     22,194

10/98        Sell   ZAR      1,750,000        346,741        285,803     60,938

                                         ------------   ------------   ---------

                                         $107,834,273   $107,167,716  $ 666,557

                                         ============   ============   =========




--------------------------------------------------------------------------------



Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



** Closed-end fund.



144A -- Security was purchased pursuant to Rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.4% of net assets.



See Notes to Financial Statements.

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 95.1%

AEROSPACE -- 0.8%

    Boeing Co. ........................   30,135   $  1,342,891

                                                   ------------

AIRLINES -- 0.6%

    UAL Corp.*.........................   12,000        936,000

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 1.0%

    Ford Motor Co......................   28,335      1,671,765

                                                   ------------

AUTOMOTIVE PARTS -- 3.7%

    Dana Corp..........................   30,641      1,639,293

    Eaton Corp.........................   14,888      1,157,542

    Goodyear Tire & Rubber Co..........   30,640      1,974,365

    Lear Corp.*........................   24,385      1,251,255

                                                   ------------

                                                      6,022,455

                                                   ------------

BEVERAGES -- 1.0%

    PepsiCo, Inc.......................   38,445      1,583,453

                                                   ------------

CHEMICALS -- 2.6%

    Du Pont, (E.I.) de Nemours & Co....   29,343      2,189,721

    Eastman Chemical Co................   19,238      1,197,565

    Witco Corp.........................   32,490        950,332

                                                   ------------

                                                      4,337,618

                                                   ------------

COMPUTER HARDWARE -- 3.4%

    Hewlett-Packard Co. ...............   27,506      1,646,922

    International Business Machines

      Corp. ...........................   23,765      2,728,519

    Seagate Technology, Inc.*..........   51,065      1,215,985

                                                   ------------

                                                      5,591,426

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 1.3%

    Computer Associates International,

      Inc. ............................   21,300      1,183,481

    NCR Corp.*.........................   30,730        998,725

                                                   ------------

                                                      2,182,206

                                                   ------------

CONGLOMERATES -- 2.1%

    Minnesota Mining & Manufacturing

      Co. .............................   17,768      1,460,307

    Philip Morris Companies, Inc.......   50,714      1,996,864

                                                   ------------

                                                      3,457,171

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 4.6%

    Clorox Co..........................   13,015      1,241,306

    Colgate-Palmolive Co...............   17,290      1,521,520

    Eastman Kodak Co...................   22,810      1,666,556

    Hasbro, Inc........................   35,085      1,379,279

    Whitman Corp.......................   78,290      1,795,777

                                                   ------------

                                                      7,604,438

                                                   ------------

CONTAINERS & PACKAGING -- 1.3%

    Owens-Illinois, Inc.*..............   48,160      2,155,160

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 3.1%

    Emerson Electric Co................   21,630      1,305,911

    Texas Instruments, Inc.............   64,515      3,762,031

                                                   ------------

                                                      5,067,942

                                                   ------------

ENTERTAINMENT & LEISURE -- 0.8%

    Viacom, Inc. Cl-B*.................   22,275      1,297,519

                                                   ------------

FINANCIAL-BANK & TRUST -- 12.1%

    BankBoston Corp....................   30,180      1,678,762

    Bankers Trust Corp.................   11,355      1,317,890






                                         SHARES       VALUE

                                         ------       -----


    Chase Manhattan Corp...............    2,600   $    196,300

    Citicorp...........................   18,560      2,770,080

    Crestar Financial Corp.............   15,535        847,628

    First Chicago NBD Corp.............   20,665      1,831,436

    Firstar Corp.......................   13,820        525,160

    Fleet Financial Group, Inc.........   11,575        966,512

    Hibernia Corp. Cl-A................   16,730        337,737

    Keycorp............................   32,985      1,175,091

    Mercantile Bancorporation, Inc.....   14,057        708,121

    Morgan, (J.P.) & Co., Inc..........   12,173      1,425,763

    National City Corp.................   18,570      1,318,470

    PNC Bank Corp......................   29,935      1,610,877

    Summit Bancorp.....................   11,900        565,250

    Union Planters Corp................   13,421        789,323

    Wells Fargo & Co...................    4,935      1,821,015

                                                   ------------

                                                     19,885,415

                                                   ------------

FINANCIAL SERVICES -- 3.0%

    Ahmanson, (H.F.) & Co. ............    1,608        114,168

    American Express Co................   10,000      1,140,000

    Fannie Mae.........................   23,255      1,412,741

    Merrill Lynch & Co., Inc...........   13,445      1,240,301

    Washington Mutual, Inc.............   24,245      1,053,142

                                                   ------------

                                                      4,960,352

                                                   ------------

FOOD -- 3.8%

    General Mills, Inc.................   18,241      1,247,228

    Heinz, (H.J.) Co...................   34,895      1,958,482

    Quaker Oats Co.....................   30,405      1,670,375

    Sara Lee Corp......................   23,868      1,335,116

                                                   ------------

                                                      6,211,201

                                                   ------------

HOTELS & MOTELS -- 0.7%

    Starwood Hotels & Resorts [REIT]...   24,199      1,169,114

                                                   ------------

INSURANCE -- 5.9%

    Allstate Corp. ....................   16,775      1,535,961

    American General Corp. ............   25,940      1,846,604

    AON Corp...........................   26,119      1,834,860

    CIGNA Corp.........................   24,981      1,723,689

    The Equitable Companies, Inc.......   18,500      1,386,344

    Travelers Group, Inc...............   21,545      1,306,166

                                                   ------------

                                                      9,633,624

                                                   ------------

MACHINERY & EQUIPMENT -- 3.4%

    Caterpillar, Inc...................    7,415        392,068

    Cooper Cameron Corp.*..............   17,075        870,825

    Cooper Industries, Inc.............   28,610      1,571,762

    Deere & Co. .......................   24,590      1,300,196

    Ingersoll-Rand Co..................   34,815      1,534,036

                                                   ------------

                                                      5,668,887

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 2.2%

    Baxter International, Inc..........   39,157      2,107,136

    Johnson & Johnson Co...............   21,000      1,548,750

                                                   ------------

                                                      3,655,886

                                                   ------------

OFFICE EQUIPMENT -- 3.2%

    Pitney Bowes, Inc. ................   27,555      1,326,084

    Xerox Corp.........................   38,882      3,951,383

                                                   ------------

                                                      5,277,467

                                                   ------------


AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


OIL & GAS -- 9.4%

    Amoco Corp.........................   39,326   $  1,636,945

    Atlantic Richfield Co..............   18,721      1,462,578

    British Petroleum Co. PLC [ADR]....   23,515      2,075,199

    Coastal Corp.......................   18,816      1,313,592

    Exxon Corp.........................   27,796      1,982,202

    Kerr-McGee Corp....................   29,320      1,696,895

    Mobil Corp.........................   19,624      1,503,689

    Societe Nationale Elf Aquitaine SA

      [ADR]............................   23,255      1,651,105

    Sonat, Inc.........................   27,540      1,063,732

    Tosco Corp.........................   39,425      1,158,109

                                                   ------------

                                                     15,544,046

                                                   ------------

PAPER & FOREST PRODUCTS -- 2.1%

    Boise Cascade Corp.................   36,785      1,204,709

    International Paper Co. ...........   19,760        849,680

    Kimberly-Clark Corp................   29,470      1,351,936

                                                   ------------

                                                      3,406,325

                                                   ------------

PHARMACEUTICALS -- 7.5%

    American Home Products Corp........   53,470      2,767,073

    Bristol-Meyers Squibb Co. .........   26,690      3,067,682

    Merck & Co., Inc. .................   22,805      3,050,169

    Pharmacia & Upjohn, Inc............   76,252      3,517,124

                                                   ------------

                                                     12,402,048

                                                   ------------

PRINTING & PUBLISHING -- 1.7%

    McGraw-Hill Co., Inc...............   15,715      1,281,755

    Times Mirror Co. Cl-A..............   24,740      1,555,528

                                                   ------------

                                                      2,837,283

                                                   ------------

RESTAURANTS -- 1.2%

    McDonald's Corp....................   27,555      1,901,295

                                                   ------------

RETAIL & MERCHANDISING -- 3.2%

    Kmart Corp.*.......................   79,255      1,525,659

    Penney, (J.C.) Co., Inc............   21,035      1,521,093

    Sears, Roebuck & Co................   19,115      1,167,210

    Toys "R" Us, Inc.*.................   44,245      1,042,523

                                                   ------------

                                                      5,256,485

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


TELECOMMUNICATIONS -- 7.4%

    Ameritech Corp.....................   34,420   $  1,544,598

    AT&T Corp..........................   36,509      2,085,577

    GTE Corp...........................   26,805      1,491,028

    MediaOne Group, Inc.*..............   42,720      1,877,010

    SBC Communications, Inc............   48,074      1,922,960

    Sprint Corp........................   23,011      1,622,276

    U. S. West, Inc....................   34,339      1,613,933

                                                   ------------

                                                     12,157,382

                                                   ------------

UTILITIES -- 2.0%

    Duke Energy Corp...................   21,940      1,299,946

    Texas Utilities Co.................   49,490      2,060,021

                                                   ------------

                                                      3,359,967

                                                   ------------

TOTAL COMMON STOCK (COST

  $146,967,849)........................             156,576,821

                                                   ------------



                                             PAR

                                            (000)

                                            -----

REPURCHASE AGREEMENTS -- 3.0%

    Morgan, (J.P.) & Co., Inc.

      5.75%, dated 06/30/98,

      maturing 07/01/98,

      repurchase price

      $5,006,800

      (Collateralized by U.S

      Treasury Bonds, par value

      $4,835,000, market value

      $5,138,853, due 02/15/26)

      (COST $5,006,000).........            $5,006      5,006,000

                                                     ------------

TOTAL INVESTMENTS -- 98.1%

(COST $151,973,849).....................            161,582,821

OTHER ASSETS LESS LIABILITIES -- 1.9%...              3,133,320

                                                   ------------

NET ASSETS -- 100.0%....................           $164,716,141

                                                   ============




--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                          SHARES       VALUE

                                          ------       -----


COMMON STOCK -- 62.1%

ADVERTISING -- 2.3%

    Outdoor Systems, Inc.* ............    41,900   $ 1,173,200

                                                    -----------

AIRLINES -- 1.1%

    Alaska Air Group, Inc.* ...........     4,100       223,706

    AMR Corp.* ........................     4,300       357,975

                                                    -----------

                                                        581,681

                                                    -----------

BEVERAGES -- 1.0%

    Coca-Cola Co. .....................     5,900       504,450

                                                    -----------

BROADCASTING -- 2.4%

    Clear Channel Communications,

      Inc.* ...........................    11,100     1,211,287

                                                    -----------

COMPUTER SERVICES & SOFTWARE -- 4.4%

    America Online, Inc.* .............     7,200       763,200

    BMC Software, Inc.* ...............     7,900       410,306

    Cisco Systems, Inc.* ..............     6,100       561,581

    Compuware Corp.* ..................     9,700       495,912

                                                    -----------

                                                      2,230,999

                                                    -----------

CONGLOMERATES -- 3.1%

    Tyco International Ltd. ...........    24,800     1,562,400

                                                    -----------

CONSUMER PRODUCTS & SERVICES -- 5.1%

    Cendant Corp.* ....................    27,800       580,325

    Gillette Co. ......................    16,300       924,006

    Procter & Gamble Co. ..............    11,500     1,047,219

                                                    -----------

                                                      2,551,550

                                                    -----------

ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%

    AES Corp.* ........................    18,700       982,919

    General Electric Co. ..............    17,400     1,583,400

                                                    -----------

                                                      2,566,319

                                                    -----------

ENTERTAINMENT & LEISURE -- 1.7%

    Time Warner, Inc. .................     4,600       393,012

    Viacom, Inc. Cl-B* ................     7,900       460,175

                                                    -----------

                                                        853,187

                                                    -----------

ENVIRONMENTAL SERVICES -- 1.1%

    Republic Services, Inc. Cl-A* .....     7,700       184,800

    Waste Management, Inc. ............    10,400       364,000

                                                    -----------

                                                        548,800

                                                    -----------

FINANCIAL-BANK & TRUST -- 1.3%

    Chase Manhattan Corp. .............     2,100       158,550

    Citicorp ..........................     2,400       358,200

    NationsBank Corp. .................     1,600       122,400

                                                    -----------

                                                        639,150

                                                    -----------

FINANCIAL SERVICES -- 7.5%

    American Express Co. ..............    10,700     1,219,800

    CIT Group, Inc. Cl-A ..............    11,200       420,000

    Fannie Mae ........................    11,000       668,250

    Morgan Stanley, Dean Witter &

      Co. .............................     3,000       274,125

    SunAmerica, Inc. ..................    20,700     1,188,956

                                                    -----------

                                                      3,771,131

                                                    -----------

INSURANCE -- 4.6%

    Allstate Corp. ....................     4,800       439,500

    American International Group,

      Inc. ............................     5,400       788,400






                                          SHARES       VALUE

                                          ------       -----


    Conseco, Inc. .....................    11,500   $   537,625

    Travelers Group, Inc. .............     8,800       533,500

                                                    -----------

                                                      2,299,025

                                                    -----------

MEDICAL SUPPLIES & EQUIPMENT -- 2.7%

    Guidant Corp. .....................     2,200       156,888

    HBO & Co. .........................     8,600       303,150

    Medtronic, Inc. ...................    13,800       879,750

                                                    -----------

                                                      1,339,788

                                                    -----------

PHARMACEUTICALS -- 5.4%

    Bristol-Meyers Squibb Co. .........     8,900     1,022,944

    Cardinal Health, Inc. .............     4,500       421,875

    Lilly, (Eli) & Co. ................     2,900       191,581

    Merck & Co., Inc. .................     1,400       187,250

    Pfizer, Inc. ......................     3,600       391,275

    Warner-Lambert Co. ................     7,700       534,188

                                                    -----------

                                                      2,749,113

                                                    -----------

PRINTING & PUBLISHING -- 2.6%

    McGraw-Hill Co., Inc. .............     6,400       522,000

    Tribune Co. .......................    11,600       798,225

                                                    -----------

                                                      1,320,225

                                                    -----------

RETAIL & MERCHANDISING -- 5.6%

    Costco Companies, Inc.* ...........    10,200       643,238

    Dayton-Hudson Corp. ...............    13,300       645,050

    Sears, Roebuck & Co. ..............     9,700       592,306

    Wal-Mart Stores, Inc. .............    15,300       929,475

                                                    -----------

                                                      2,810,069

                                                    -----------

TELECOMMUNICATIONS -- 5.2%

    Ameritech Corp. ...................     3,200       143,600

    Bell Atlantic Corp. ...............     9,900       451,688

    Jacor Communications, Inc.* .......     5,100       300,900

    Tele-Communications, Inc. Cl-A* ...    28,057     1,078,441

    WorldCom, Inc.* ...................    13,200       639,375

                                                    -----------

                                                      2,614,004

                                                    -----------

  TOTAL COMMON STOCK

    (COST $25,774,069) ................              31,326,378

                                                    -----------






                                         PAR

                                        (000)

                                        -----


CORPORATE OBLIGATIONS -- 4.0%

AEROSPACE -- 0.5%

    Lockheed Martin Corp. Notes

      7.25%, 05/15/06 ...............  $    200       212,750

                                                  -----------

BUSINESS SERVICES -- 0.4%

    Comdisco, Inc. Notes

      6.50%, 04/30/99 ...............       200       200,750

                                                  -----------

FINANCIAL-BANK & TRUST -- 0.2%

    First Bank System Sub. Notes

      7.625%, 05/01/05 ..............       100       108,250

                                                  -----------

FINANCIAL SERVICES -- 1.2%

    Ford Motor Credit Corp. Sr. Notes

      6.55%, 09/10/02 ...............       215       219,300


TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                         PAR

                                        (000)        VALUE

                                        -----        -----


    General Motors Acceptance Corp.

      Notes

      7.125%, 05/01/03 ..............  $    100   $   103,500

    Lehman Brothers Holdings

      Medium Term Notes

      6.00%, 02/26/01 ...............       200       199,500

    Sears, Roebuck Acceptance Corp.

      Notes

      6.00%, 03/20/03 ...............       100        99,250

                                                  -----------

                                                      621,550

                                                  -----------

METALS & MINING -- 0.2%

    Barrick Gold Corp. Notes

      7.50%, 05/01/07 ...............       100       107,125

                                                  -----------

OIL & GAS -- 0.5%

    Enron Corp. Notes

      6.625%, 11/15/05 ..............       150       153,000

    Petroleum Geo-Systems Sr. Notes

      7.125%, 03/30/28 ..............       100       103,500

                                                  -----------

                                                      256,500

                                                  -----------

RETAIL & MERCHANDISING -- 0.4%

    Sears, Roebuck & Co. Notes

      6.25%, 01/15/04 ...............       200       202,500

                                                  -----------

TELECOMMUNICATIONS -- 0.6%

    Cable & Wire Communications Notes

      6.625%, 03/06/05 ..............       200       202,250

    WorldCom, Inc. Notes

      7.55%, 04/01/04 ...............       100       106,000

                                                  -----------

                                                      308,250

                                                  -----------

TOTAL CORPORATE OBLIGATIONS

  (COST $1,973,035)..................               2,017,675

                                                  -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.4%

FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 4.2%

      5.55%, 07/01/98 ...............     2,115     2,115,000

                                                  -----------

FEDERAL NATIONAL MORTGAGE ASSOC. -- 3.5%

      7.00%, 02/20/07-03/01/28 ......     1,152     1,171,084

      7.50%, 03/01/27-07/01/27 ......       595       611,677

                                                  -----------

                                                    1,782,761

                                                  -----------

GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 4.7%

      6.50%, 03/15/28-04/15/28 ......     1,689     1,686,602

      7.00%, 12/15/27 ...............       294       298,739

      8.00%, 03/15/27 ...............       152       157,497

      8.75%, 01/15/27-04/15/27 ......       200       213,288

                                                  -----------

                                                    2,356,126

                                                  -----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS

  (COST $6,223,397) .................               6,253,887

                                                  -----------

U.S. TREASURY OBLIGATIONS -- 16.2%

U.S. TREASURY BONDS -- 3.0%

      6.125%, 11/15/27 ..............     1,400     1,500,982

                                                  -----------






                                         PAR

                                        (000)        VALUE

                                        -----        -----


U.S. TREASURY NOTES -- 13.2%

      5.75%, 08/15/03 ...............  $  2,100   $ 2,122,995

      6.625%, 05/15/07 ..............     1,200     1,288,452

      6.625%, 07/31/01...............       400       412,120

      7.75%, 11/30/99 ...............     2,750     2,832,472

                                                  -----------

                                                    6,656,039

                                                  -----------

TOTAL U.S. TREASURY OBLIGATIONS

  (COST $8,064,109) .................               8,157,021

                                                  -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%

    AMRESCO Residential Securities

      Mtge. Loan

      6.44%, 04/25/27 ...............       400       404,130

    CIT RV Trust Series 1998-A C1-A

      6.09%, 02/15/12 ...............       300       300,984

    First Union-Lehman Brothers

      Commercial Mtge.

      6.28%, 06/18/07 ...............       299       301,264

    Morgan Stanley Capital I

      Series 1998-WF 1 C1-A1

      6.25%, 07/15/07 ...............       198       200,220

                                                  -----------

    (COST $1,198,822) ...............               1,206,598

                                                  -----------

FOREIGN BONDS -- 4.4%

AUSTRALIA -- 0.3%

    Queensland Treasury Corp.

      8.00%, 08/14/01 ...............       200       132,979

                                                  -----------

CANADA -- 0.1%

    Canadian Government

      6.50%, 06/01/04 ...............       100        71,961

                                                  -----------

FRANCE -- 0.9%

    French O.A.T.

      6.75%, 10/25/03 ...............     2,500       457,738

                                                  -----------

GERMANY -- 0.9%

    Deutscheland Republic

      6.00%, 09/15/03 ...............       800       474,674

                                                  -----------

ITALY -- 0.4%

    Italian Government

      6.75%, 02/01/07 ...............   350,000       220,625

                                                  -----------

JAPAN -- 0.8%

    Japanese Government

      4.10%, 12/22/03 ...............    50,000       416,255

                                                  -----------

SPAIN -- 0.2%

    Spanish Government

      10.50%, 10/30/03 ..............    10,000        82,814

                                                  -----------

UNITED KINGDOM -- 0.8%

    United Kingdom Treasury

      8.00%, 06/10/03 ...............       225       401,810

                                                  -----------

TOTAL FOREIGN BONDS

  (COST $2,252,452) .................               2,258,856

                                                  -----------


TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------





                                        SHARES       VALUE

                                        ------       -----


SHORT-TERM INVESTMENTS -- 0.0%

    Temporary Investment Cash

      Fund ..........................     1,012   $     1,012

    Temporary Investment Fund .......     1,012         1,012

                                                  -----------

    (COST $2,024) ...................     2,024         2,024

                                                  -----------

TOTAL INVESTMENTS -- 101.5%

  (COST $45,487,908).................              51,222,439

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (1.5%)...................                (760,177)

                                                  -----------

NET ASSETS -- 100.0% ................             $50,462,262

                                                  ===========




--------------------------------------------------------------------------------



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                          SHARES        VALUE

                                          ------        -----


FOREIGN STOCK -- 92.6%

AUSTRALIA -- 1.5%

    AMP Ltd. 144A* ....................     58,430   $   683,853

    Coca-Cola Amatil Ltd. .............     39,000       253,172

                                                     -----------

                                                         937,025

                                                     -----------

BELGIUM -- 1.1%

    Lernout & Hauspie Speech Products

      NV* .............................      4,400       262,625

    UCB SA ............................         86       446,178

                                                     -----------

                                                         708,803

                                                     -----------

BRAZIL -- 0.5%

    Telecomunicacoes do Rio de Janeiro

      SA Rights* ......................      5,318             0

    Telerj Celular SA Pfd. Cl-B .......  1,792,800       105,403

    Telesp Celular SA Pfd. Cl-B* ......  2,309,000       193,646

                                                     -----------

                                                         299,049

                                                     -----------

CANADA -- 4.2%

    BCE, Inc. .........................      7,400       313,755

    Bombardier, Inc. Cl-B .............     15,600       424,334

    Call-Net Enterprises, Inc.* .......     13,000       221,007

    Geac Computer Corp. Ltd. ..........      8,900       296,558

    Investors Group, Inc. .............      8,700       314,446

    Magna International Inc. Cl-A .....      3,500       239,674

    Newcourt Credit Group, Inc.

      144A ............................      6,470       317,882

    Teleglobe Inc. ....................     19,200       511,812

                                                     -----------

                                                       2,639,468

                                                     -----------

DENMARK -- 1.9%

    Novo Nordisk AS Cl-B ..............      2,585       356,343

    Tele Danmark AS Cl-B* .............      8,900       854,149

                                                     -----------

                                                       1,210,492

                                                     -----------

FINLAND -- 3.0%

    Merita PLC Cl-A ...................     73,500       484,956

    Nokia Corp. Cl-A [ADR] ............      7,000       507,937

    Raision Tehtaat Oy ................     17,000       306,754

    Sampo Insurance Co. Ltd. Cl-A .....     12,800       606,339

                                                     -----------

                                                       1,905,986

                                                     -----------

FRANCE -- 14.6%

    Accor SA ..........................      2,737       765,958

    Alcatel Alsthom ...................      4,198       854,732

    Altran Technologies SA ............      1,735       394,003

    Atos SA* ..........................      1,600       383,723

    AXA SA ............................      5,062       569,326

    Banque Nationale de Paris .........      4,859       397,012

    Cap Gemini SA .....................      6,088       956,595

    Groupe Danone .....................      3,800     1,047,729

    Lafarge SA ........................      6,000       620,242

    Pinault-Printemps Redoute SA ......        800       669,530

    Rhodia, Inc.* .....................      6,615       184,466

    Societe Generale ..................      3,100       644,506

    Societe Television Francaise ......      2,400       371,947

    Vivendi ...........................      6,600     1,409,288

                                                     -----------

                                                       9,269,057

                                                     -----------






                                          SHARES        VALUE

                                          ------        -----


GERMANY -- 13.6%

    Allianz AG ........................      1,600   $   527,415

    Allianz AG, (New)* ................         29         9,479

    Bayerische Motoren Werke AG .......        458       462,052

    Bayerische Motoren Werke AG

      Rights* .........................          9           258

    Bayerische Motoren Werke AG

      (New)* ..........................        124       123,311

    Daimler Benz AG ...................      5,976       586,002

    Deutsche Bank AG ..................      2,900       245,572

    Deutsche Pfandbrief &

      Hypothekenbank AG ...............     10,100       805,748

    Douglas Holding AG ................      5,600       296,283

    Dresdner Bank AG ..................      6,900       371,944

    Henkel KGaA .......................      9,000       894,999

    Mannesmann AG .....................     14,300     1,454,931

    Metro AG ..........................      6,000       363,983

    Metro AG Rights* ..................      5,000           194

    SAP AG Pfd. .......................      1,200       815,721

    Veba AG ...........................      5,000       340,715

    Volkswagen AG .....................      1,371     1,317,809

                                                     -----------

                                                       8,616,416

                                                     -----------

GREECE -- 0.3%

    Hellenic Telecommunication

      Organization SA .................      7,333       187,966

                                                     -----------

HONG KONG -- 0.4%

    Hutchison Whampoa Ltd. ............     51,000       269,198

                                                     -----------

HUNGARY -- 0.2%

    Magyar Tavkozlesi Rights* .........      3,400       100,087

                                                     -----------

IRELAND -- 2.3%

    Bank of Ireland ...................     24,900       512,258

    CBT Group PLC Co. [ADR]* ..........      7,000       374,500

    Elan Corp. PLC [ADR]* .............      4,700       302,269

    Saville Systems Ireland PLC

      [ADR]* ..........................      6,000       300,750

                                                     -----------

                                                       1,489,777

                                                     -----------

ITALY -- 3.2%

    Banca di Roma* ....................    251,300       523,085

    Banco Intesa SPA ..................     60,900       340,722

    Credito Italiano SPA ..............     72,400       378,995

    La Rinascente SPA .................     14,445        72,081

    Mondadori (Arnoldo) Editore SPA ...     23,200       274,085

    Telecom Italia SPA ................     55,700       410,022

                                                     -----------

                                                       1,998,990

                                                     -----------

JAPAN -- 4.5%

    Aiwa Co. Ltd. .....................      8,000       250,748

    Bridgestone Corp. .................      6,000       141,802

    Fujitsu Ltd. ......................     54,000       568,073

    Honda Motor Co. Ltd. ..............      6,000       213,568

    Minebea Co. Ltd. ..................     45,000       447,779

    Nintendo Co. Ltd. .................      2,000       185,178

    NTT Data Corp. ....................         50       180,495

    Sony Corp. ........................      7,700       663,004

    Takeda Chemical Industries ........      7,000       186,115

                                                     -----------

                                                       2,836,762

                                                     -----------


TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                          SHARES        VALUE

                                          ------        -----


MEXICO -- 0.0%

    Cemex SA de CV ....................        774   $     2,894

                                                     -----------

NETHERLANDS -- 8.8%

    Amsterdam Option Traders NV .......      2,300       233,932

    Assurantieconcern Stad Rotterdam

      NV ..............................      6,800       576,968

    Cap Gemini NV .....................      5,600       462,487

    Getronics NV ......................     11,800       611,979

    ING Groep NV ......................     23,752     1,555,272

    Koninklijke Ahold NV ..............     16,878       541,797

    Royal Philips Electronics NV

      [ADR] ...........................      3,000       255,000

    Unilever NV .......................      5,200       410,475

    Vedior NV 144A ....................      7,700       217,651

    Verenigde Nederlandse

      Uitgeversbedrijven Verenig

      Bezit ...........................     19,600       712,037

                                                     -----------

                                                       5,577,598

                                                     -----------

NORWAY -- 1.1%

    Petroleum Geo-Services [ADR]* .....     16,400       500,200

    Storebrand ASA ....................     25,600       226,857

                                                     -----------

                                                         727,057

                                                     -----------

PORTUGAL -- 1.3%

    Banco Espirito Santo e Comercial de

      Lisboa SA .......................      8,100       243,237

    Banco Espirito Santo e Comercial de

      Lisboa SA-Bonus Rights* .........      5,100        31,751

    Banco Espirito Santo (New)* .......        637        18,611

    Portugal Telecom SA ...............      3,800       201,397

    Telecel-Comunicacaoes Pessoais

      SA ..............................      1,800       319,619

                                                     -----------

                                                         814,615

                                                     -----------

SPAIN -- 2.6%

    Banco Popular Espanol SA ..........      2,100       179,424

    Corporacion Bancaria de Espana

      SA ..............................     12,000       269,645

    Telefonica SA .....................     19,900       921,621

    Tele Pizza SA* ....................     28,560       303,155

                                                     -----------

                                                       1,673,845

                                                     -----------

SWEDEN -- 3.7%

    Assa Abloy AB Cl-B ................      3,300       129,725

    Electrolux AB Cl-B ................     20,000       343,576

    Ericsson, (L.M.) Telephone Co.

      [ADR] ...........................     12,300       352,087

    Europolitan Holdings AB ...........      5,700       400,253

    Hennes & Mauritz AB Cl-B ..........     12,800       816,958

    NetCom Systems AB Cl-B* ...........      8,235       315,462

                                                     -----------

                                                       2,358,061

                                                     -----------

SWITZERLAND -- 8.5%

    Credit Suisse Group ...............      3,250       723,146

    Julius Baer Holdings AG Cl-B ......        517     1,617,319

    Kuoni Reisen AG ...................        100       496,437

    Nestle SA .........................        575     1,230,510

    Novartis AG .......................        250       416,005

    UBS AG* ...........................      2,555       950,033

                                                     -----------

                                                       5,433,450

                                                     -----------






                                          SHARES        VALUE

                                          ------        -----


UNITED KINGDOM -- 15.3%

    Amvescap PLC ......................     53,700   $   524,152

    British Aerospace PLC .............     74,600       572,563

    British Airways PLC ...............     29,600       320,279

    Cable & Wireless Communications

      PLC* ............................     66,000       667,885

    Capita Group PLC ..................     37,600       323,402

    CMG PLC ...........................     13,900       436,593

    Compass Group PLC .................     34,400       396,036

    Crt Group PLC .....................     22,500       156,359

    Diageo PLC ........................     38,129       451,690

    Energis PLC* ......................     32,000       487,203

    Hays PLC ..........................     24,300       407,879

    Logica PLC ........................     12,300       397,625

    Misys PLC .........................     18,600     1,057,954

    Orange PLC* .......................     24,000       254,280

    Provident Financial PLC* ..........      9,768       154,430

    Schroders PLC .....................      6,600       170,247

    SEMA Group PLC ....................     37,000       439,859

    Serco Group PLC ...................      4,400       101,311

    Somerfield PLC ....................     48,600       310,166

    Standard Chartered PLC ............     17,000       193,162

    Vodafone Group PLC ................     78,900     1,001,817

    WPP Group PLC .....................     80,600       530,529

    Zeneca Group PLC ..................      7,600       326,145

                                                     -----------

                                                       9,681,566

                                                     -----------

TOTAL FOREIGN STOCK

  (COST $52,842,148)...................               58,738,162

                                                     -----------

COMMON STOCK -- 1.0%

TELECOMMUNICATIONS

    AirTouch Communications, Inc.*

    (COST $574,823)....................     11,000       642,812

                                                     -----------






                                            PAR

                                           (000)

                                           -----


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.1%

    Federal Home Loan Bank

      Disc. Notes

      5.55%, 07/01/98

  (COST $9,599,000)......................  $9,599     9,599,000

                                                    -----------

TOTAL INVESTMENTS -- 108.7%

  (COST $63,015,971).....................            68,979,974

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (8.7%).......................            (5,531,022)

                                                    -----------

NET ASSETS -- 100.0%.....................           $63,448,952

                                                    ===========


TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------



Foreign currency exchange contracts outstanding at June 30, 1998:





                                            IN                      UNREALIZED

SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION

  MONTH      TYPE          RECEIVE         FOR        AT VALUE    (DEPRECIATION)

--------------------------------------------------------------------------------


07/98        Buy    AUD       95,492    $   58,014   $   59,204       $1,190

07/98        Buy    BEL    1,569,725        42,024       42,215          191

07/98        Buy    BRC      111,430        96,355       96,342          (13)

07/98        Buy    CHF      509,247       335,857      335,804          (53)

07/98        Buy    CAD      120,799        82,103       82,150           47

07/98        Buy    DEM    1,202,974       665,325      666,542        1,217

07/98        Buy    DKK    1,327,707       192,798      193,087          289

07/98        Buy    FRF    5,794,340       957,861      959,940        2,079

07/98        Buy    GBP      759,727     1,266,018    1,267,330        1,312

07/98        Buy    HKD      412,185        53,196       53,241           45

07/98        Buy    JPY   49,341,903       355,874      355,634         (240)

07/98        Buy    PTE   59,272,199       320,095      320,935          840

07/98        Buy    SEK      916,644       114,710      114,944          234

                                        ----------   ----------       ------

                                        $4,540,230   $4,547,368       $7,138

                                        ==========   ==========       ======






                                            IN                      UNREALIZED

SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION

  MONTH      TYPE          DELIVER         FOR        AT VALUE    (DEPRECIATION)

--------------------------------------------------------------------------------


07/98        Sell   CHF      749,884    $  499,563   $  495,922      $ 3,641

07/98        Sell   DEM    1,552,550       865,869      861,662        4,207

07/98        Sell   DKK      767,887       111,437      111,665         (228)

07/98        Sell   FRF    4,889,280       813,250      809,953        3,297

07/98        Sell   GBP      541,800       903,357      903,000          357

07/98        Sell   ITL   52,268,376        29,472       29,405           67

07/98        Sell   JPY   31,131,078       220,874      225,326       (4,452)

07/98        Sell   NLG    1,098,367       543,953      540,961        2,992

07/98        Sell   SEK    1,488,564       189,164      186,738        2,426

                                        ----------   ----------      -------

                                        $4,176,939   $4,164,632      $12,307

                                        ==========   ==========      =======




--------------------------------------------------------------------------------



Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



144A -- Security was purchased pursuant to Rule 144A under the Securities Act of

        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.9% of net assets.



See Notes to Financial Statements.

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 89.2%

AIRLINES -- 1.8%

    Midwest Express Holdings, Inc.*....  150,000   $  5,428,125

                                                   ------------

AUTOMOTIVE PARTS -- 1.8%

    Myers Industries, Inc. ............  110,000      2,640,000

    OEA, Inc. .........................  100,000      1,600,000

    TBC Corp.*.........................  200,000      1,325,000

                                                   ------------

                                                      5,565,000

                                                   ------------

BUILDING MATERIALS -- 9.1%

    Cameron Ashley Building Products,

      Inc.*............................  110,900      1,871,437

    Giant Cement Holdings, Inc.*.......   60,000      1,717,500

    Gibraltar Steel Corp.*.............  120,000      2,460,000

    Holophane Corp.*...................  120,000      3,060,000

    Juno Lighting, Inc. ...............  130,000      3,071,250

    Lone Star Technologies, Inc.*......  130,000      1,982,500

    Modine Manufacturing Co. ..........  100,000      3,462,500

    Republic Group, Inc. ..............  150,900      3,168,900

    Skyline Corp. .....................   61,600      2,009,700

    Synthetic Industries, Inc.*........  180,000      2,621,250

    Thomas Industries, Inc. ...........  110,000      2,688,125

                                                   ------------

                                                     28,113,162

                                                   ------------

BUSINESS SERVICES -- 1.0%

    Grey Advertising, Inc. ............    8,000      3,168,000

                                                   ------------

CHEMICALS -- 2.0%

    Furon Co. .........................  220,000      3,987,500

    Schulman, (A.), Inc. ..............  120,000      2,347,500

                                                   ------------

                                                      6,335,000

                                                   ------------

CLOTHING & APPAREL -- 1.4%

    Dan River, Inc. Cl-A*..............  120,000      2,040,000

    Unitog Co. ........................  100,000      2,200,000

                                                   ------------

                                                      4,240,000

                                                   ------------

COMPUTER HARDWARE -- 1.1%

    Analogic Corp. ....................   75,000      3,356,250

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 1.0%

    Analysts International Corp. ......  110,000      3,121,250

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 1.2%

    American Safety Razor Co.*.........  120,000      1,755,000

    Culp, Inc. ........................  140,000      1,811,250

                                                   ------------

                                                      3,566,250

                                                   ------------

CONTAINERS & PACKAGING -- 3.9%

    Aptargroup, Inc. ..................   60,000      3,731,250

    First Brands Corp. ................  120,000      3,075,000

    Ivex Packaging Corp.*..............  130,000      3,022,500

    Shorewood Packaging Corp.*.........  150,000      2,381,250

                                                   ------------

                                                     12,210,000

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 8.4%

    Electro Rental Corp.*..............  300,000      6,731,250

    Franklin Electric Co., Inc. .......   40,000      2,720,000

    Landauer, Inc. ....................   75,000      2,240,625

    Littelfuse, Inc.*..................  150,000      3,787,500

    Methode Electronics, Inc. Cl-A.....  250,000      3,875,000






                                         SHARES       VALUE

                                         ------       -----


    Nichols Research Corp.*............  120,000   $  3,277,500

    Pioneer-Standard Electronics,

      Inc. ............................  130,000      1,251,250

    Scotsman Industries, Inc. .........   80,000      2,220,000

                                                   ------------

                                                     26,103,125

                                                   ------------

ENVIRONMENTAL SERVICES -- 0.4%

    Waterlink, Inc.*...................  150,000      1,275,000

                                                   ------------

EQUIPMENT SERVICES -- 3.0%

    Cort Business Services Corp.*......  100,000      3,150,000

    Rival Co. .........................   87,000      1,174,500

    Unifirst Corp. ....................  120,000      3,000,000

    VWR Scientific Products, Inc.*.....   80,000      1,970,000

                                                   ------------

                                                      9,294,500

                                                   ------------

FINANCIAL-BANK & TRUST -- 5.3%

    Commercial Federal Savings & Loan

      Corp. ...........................   30,000        948,750

    Community First Bankshares,

      Inc. ............................  120,000      3,142,500

    First Republic Bank*...............  100,000      3,612,500

    Silicon Valley Bancshares*.........  140,000      4,983,125

    Sirrom Capital Corp. ..............  140,000      3,640,000

                                                   ------------

                                                     16,326,875

                                                   ------------

FINANCIAL SERVICES -- 4.7%

    Allied Capital Corp. ..............  140,000      3,430,000

    AMRESCO, Inc.*.....................   80,000      2,330,000

    First Financial Fund, Inc. ........  150,000      2,840,625

    McGrath Rentcorp...................  120,000      2,535,000

    Medallion Financial Corp. .........  120,000      3,300,000

                                                   ------------

                                                     14,435,625

                                                   ------------

INSURANCE -- 6.0%

    FBL Financial Group, Inc. Cl-A.....  130,000      3,331,250

    Harleysville Group, Inc. ..........   46,000        954,500

    Markel Corp.*......................   18,000      3,204,000

    Poe & Brown, Inc. .................  138,800      5,161,625

    Presidential Life Corp. ...........  140,000      2,992,500

    PXRE Corp. ........................   70,000      2,100,000

    Selective Insurance Group, Inc. ...   40,000        896,250

                                                   ------------

                                                     18,640,125

                                                   ------------

LUMBER & WOOD PRODUCTS -- 0.6%

    Deltic Timber Corp. ...............   80,000      2,005,000

                                                   ------------

MACHINERY & EQUIPMENT -- 5.2%

    Alamo Group, Inc. .................   62,000      1,178,000

    Carbo Ceramics, Inc. ..............   85,500      2,917,687

    Smith, (A.O.) Corp. ...............  100,000      5,168,750

    TransTechnology Corp. .............  120,000      3,082,500

    Woodward Governor Co. .............  120,000      3,705,000

                                                   ------------

                                                     16,051,937

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 1.6%

    Lunar Corp.*.......................  150,000      2,756,250

    Owens & Minor, Inc. ...............  220,000      2,200,000

                                                   ------------

                                                      4,956,250

                                                   ------------

METALS & MINING -- 2.7%

    Cambior, Inc. .....................   90,000        528,750

    Dayton Mining Corp.*...............  140,000         96,250


T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Golden Star Resources Ltd.*........  120,000   $    255,000

    Layne Christensen Co.*.............  120,000      1,485,000

    Material Sciences Corp.*...........  150,000      1,743,750

    Penn Virginia Corp. ...............  110,000      2,846,250

    Prime Resources Group, Inc. .......  180,000      1,248,750

                                                   ------------

                                                      8,203,750

                                                   ------------

OFFICE EQUIPMENT -- 3.5%

    Aaron Rents, Inc. Cl-A.............   50,000        906,250

    Aaron Rents, Inc. Cl-B.............  150,000      3,000,000

    CompX International, Inc.*.........  128,000      2,768,000

    IDEX Corp. ........................  120,000      4,140,000

                                                   ------------

                                                     10,814,250

                                                   ------------

OIL & GAS -- 2.6%

    Chieftain International, Inc.*.....    5,500        130,281

    Cross Timbers Oil Co. .............  165,000      3,145,313

    Devon Energy Corp. ................   50,000      1,746,875

    Rutherford-Moran Oil Corp.*........  150,000      3,018,750

                                                   ------------

                                                      8,041,219

                                                   ------------

PAPER & FOREST PRODUCTS -- 1.5%

    CSS Industries, Inc.*..............   62,900      2,059,975

    Wausau-Mosinee Paper Corp. ........  110,000      2,516,250

                                                   ------------

                                                      4,576,225

                                                   ------------

PERSONAL SERVICES -- 1.3%

    Matthews International Corp.

      Cl-A.............................  170,000      4,175,625

                                                   ------------

REAL ESTATE -- 4.6%

    Apartment Investment & Management

      Co. Cl-A [REIT]..................   55,000      2,172,500

    Glenborough Realty Trust, Inc. ....   50,000      1,318,750

    Innkeepers USA Trust...............  130,000      1,641,250

    Meridian Industrial Trust, Inc. ...  150,000      3,450,000

    National Health Investors, Inc. ...   50,000      1,656,250

    Post Properties, Inc. [REIT].......   24,600        947,100

    Sun Communities, Inc. .............   90,000      2,981,250

                                                   ------------

                                                     14,167,100

                                                   ------------

RESTAURANTS -- 2.6%

    Consolidated Products, Inc.*.......  180,000      3,802,500

    Ruby Tuesday, Inc.*................  280,000      4,340,000

                                                   ------------

                                                      8,142,500

                                                   ------------

RETAIL & MERCHANDISING -- 6.3%

    Bon-Ton Stores, Inc.*..............  150,000      2,409,375

    Casey's General Stores, Inc. ......  200,000      3,312,500

    CompuCom Systems, Inc.*............  450,000      2,925,000

    Fabri-Centers of America, Inc.

      Cl-B*............................  130,000      3,079,375

    Hancock Fabrics, Inc. .............  200,000      2,500,000

    Proffitt's, Inc.*..................   50,000      2,018,750

    Stein Mart, Inc.*..................  250,000      3,375,000

                                                   ------------

                                                     19,620,000

                                                   ------------

TELECOMMUNICATIONS -- 2.4%

    Aliant Communications, Inc. .......  180,000      4,938,750

    Mosaix, Inc.*......................  250,000      2,453,125

                                                   ------------

                                                      7,391,875

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


TRANSPORTATION -- 1.1%

    Landstar Systems, Inc.*............  100,000   $  3,493,750

                                                   ------------

UTILITIES -- 1.1%

    United Water Resources, Inc. ......  190,000      3,420,000

                                                   ------------

TOTAL COMMON STOCK

  (COST $260,321,574)..................             276,237,768

                                                   ------------

PREFERRED STOCK -- 0.5%

OIL & GAS

    Cross Timbers Oil Co. $1.5625 Cl-A

    (COST $1,188,022)..................   33,000      1,412,813

                                                   ------------

FOREIGN STOCK -- 0.3%

METALS & MINING

    Prime Resources Group,

      Inc. -- (CAD)

    (COST $956,274)....................  120,000        832,347

                                                   ------------






                                           PAR

                                          (000)

                                          -----


U.S. TREASURY OBLIGATIONS -- 3.2%

    U.S. Treasury Bills

      4.985%, 07/23/98#.................  $5,000      4,985,619

      5.04%, 07/23/98#..................   5,000      4,985,619

                                                   ------------

    (COST $9,969,368)...................              9,971,238

                                                   ------------

COMMERCIAL PAPER -- 6.7%

    Asset Securitization Cooperation

      Corp.+

      5.50%, 07/07/98...................     750        749,301

    BellSouth Telecommunications 5.70%,

      07/08/98..........................     164        163,818

    Ciesco L.P. 5.50%, 07/17/98.........   5,500      5,486,556

    Du Pont, (E.I.) de Nemours & Co.

      5.52%, 07/20/98...................   7,970      7,946,781

    IBM Credit Corp.

      5.50%, 07/08/98...................   5,815      5,808,781

    Merck & Co., Inc.

      6.10%, 07/01/98...................     562        562,000

                                                   ------------

    (COST $20,717,249)..................             20,717,237

                                                   ------------






                                         SHARES

                                         ------


SHORT-TERM INVESTMENTS -- 0.0%

    Temporary Investment Fund

    (COST $491).......................       491            491

                                                   ------------

TOTAL INVESTMENTS -- 99.9%

  (COST $293,152,978).................              309,171,894

OTHER ASSETS LESS

  LIABILITIES -- 0.1%.................                  272,243

                                                   ------------

NET ASSETS -- 100.0%..................             $309,444,137

                                                   ============


T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------



# Securities with an aggregate market value of $9,971,238 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1998:





                                 EXPIRATION   NUMBER OF    UNREALIZED

          DESCRIPTION              MONTH      CONTRACTS   APPRECIATION

----------------------------------------------------------------------


Russell 2000...................    09/98         40         $212,925

                                                            ========




--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to

  0.2% of net assets.



See Notes to Financial Statements.

MARSICO CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 84.4%

AEROSPACE -- 5.2%

    AlliedSignal, Inc. ................   77,082   $  3,420,514

    Gulfstream Aerospace Corp.*........  254,521     11,835,226

    Lockheed Martin Corp. .............   10,650      1,127,569

                                                   ------------

                                                     16,383,309

                                                   ------------

AIRLINES -- 4.7%

    AMR Corp.*.........................   45,360      3,776,220

    UAL Corp.*.........................  141,233     11,016,174

                                                   ------------

                                                     14,792,394

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 3.0%

    Ford Motor Co. ....................  158,933      9,377,047

                                                   ------------

BEVERAGES -- 2.6%

    Coca-Cola Enterprises, Inc. .......  208,117      8,168,592

                                                   ------------

CHEMICALS -- 2.9%

    Cytec Industries, Inc.*............  128,986      5,707,630

    Monsanto Co. ......................   63,238      3,533,423

                                                   ------------

                                                      9,241,053

                                                   ------------

CLOTHING & APPAREL -- 0.4%

    Polo Ralph Lauren Corp.*...........   48,750      1,365,000

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 7.2%

    Cisco Systems, Inc.*...............   54,075      4,978,280

    Microsoft Corp.*...................  110,977     12,027,132

    PeopleSoft, Inc.*..................  120,389      5,658,283

                                                   ------------

                                                     22,663,695

                                                   ------------

CONGLOMERATES -- 1.1%

    Textron, Inc. .....................   46,928      3,364,151

                                                   ------------

CONSTRUCTION -- 0.8%

    M.D.C. Holdings, Inc. .............  130,770      2,582,707

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 2.8%

    General Electric Co. ..............   97,670      8,887,970

                                                   ------------

ENTERTAINMENT & LEISURE -- 7.2%

    Carnival Corp. Cl-A................  214,670      8,506,299

    Premier Parks, Inc.*...............   41,000      2,731,625

    Time Warner, Inc. .................  134,223     11,467,678

                                                   ------------

                                                     22,705,602

                                                   ------------

EQUIPMENT SERVICES -- 2.9%

    Hertz Corp. Cl-A...................  204,454      9,059,868

                                                   ------------

FARMING & AGRICULTURE -- 0.1%

    Pioneer Hi-Bred International,

      Inc. ............................    6,000        248,250

                                                   ------------

FINANCIAL-BANK & TRUST -- 5.0%

    Citicorp ..........................   65,493      9,774,830

    Star Banc Corp. ...................   24,425      1,560,147

    Wells Fargo & Co. .................   11,775      4,344,975

                                                   ------------

                                                     15,679,952

                                                   ------------

FINANCIAL SERVICES -- 7.5%

    Affiliated Managers Group, Inc.*...    2,925        108,591

    Associates First Capital Corp.

      Cl-A.............................  141,462     10,874,891






                                         SHARES       VALUE

                                         ------       -----


    Fannie Mae.........................   74,230   $  4,509,472

    Merrill Lynch & Co., Inc. .........   86,061      7,939,127

                                                   ------------

                                                     23,432,081

                                                   ------------

FOOD -- 2.0%

    Ralston Purina Group...............   54,488      6,364,879

                                                   ------------

HOTELS & MOTELS -- 0.8%

    Four Seasons Hotels, Inc. .........   69,326      2,443,742

                                                   ------------

MACHINERY & EQUIPMENT -- 1.5%

    Caterpillar, Inc. .................   85,679      4,530,277

                                                   ------------

METALS & MINING -- 0.0%

    Phelps Dodge Corp. ................    1,150         65,766

                                                   ------------

PHARMACEUTICALS -- 10.5%

    Lilly, (Eli) & Co. ................   78,023      5,154,394

    Pfizer, Inc. ......................   72,174      7,844,412

    Schering-Plough Corp. .............   67,547      6,188,994

    Warner-Lambert Co. ................  197,947     13,732,573

                                                   ------------

                                                     32,920,373

                                                   ------------

RETAIL & MERCHANDISING -- 7.5%

    Gap, Inc. .........................  129,694      7,992,393

    Home Depot, Inc. ..................   89,280      7,415,820

    Wal-Mart Stores, Inc. .............  132,210      8,031,758

                                                   ------------

                                                     23,439,971

                                                   ------------

TELECOMMUNICATIONS -- 8.7%

    Lucent Technologies, Inc. .........  161,459     13,431,371

    MediaOne Group, Inc.*..............  313,811     13,788,072

                                                   ------------

                                                     27,219,443

                                                   ------------

TOTAL COMMON STOCK

  (COST $239,812,450)..................             264,936,122

                                                   ------------

FOREIGN STOCK -- 3.9%

AUTOMOBILE MANUFACTURERS

    Volkswagen AG -- (DEM)

    (COST $11,582,004).................   12,740     12,245,724

                                                   ------------






                                           PAR

                                          (000)

                                          -----


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.5%

    Federal Home Loan Bank Disc. Notes

      5.40%, 07/01/98

    (COST $45,500,000).................  $45,500     45,500,000

                                                   ------------

TOTAL INVESTMENTS -- 102.8%

  (COST $296,894,454)..................             322,681,846

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (2.8%).....................              (8,686,556)

                                                   ------------

NET ASSETS -- 100.0%...................            $313,995,290

                                                   ============


MARSICO CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------



Foreign currency exchange contracts outstanding at June 30, 1998:





                                            IN

SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     UNREALIZED

  MONTH      TYPE          RECEIVE         FOR        AT VALUE    DEPRECIATION

------------------------------------------------------------------------------


07/98        Buy    DEM   9,726,309     $5,408,466   $5,389,134     $19,332

                                        ==========   ==========     =======




--------------------------------------------------------------------------------



Unless otherwise noted, all foreign stocks are common stock.



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

COHEN & STEERS REALTY PORTFOLIO

--------------------------------------------------------------------------------





                                          SHARES       VALUE

                                          ------       -----


COMMON STOCK -- 92.4%

APARTMENT/RESIDENTIAL -- 13.2%

    Apartment Investment & Management

      Co. Cl-A [REIT] ..................   23,400   $   924,300

    Avalon Bay Communities, Inc.

      [REIT] ...........................   19,239       731,082

    Essex Property Trust, Inc.

      [REIT] ...........................   25,200       781,200

    Irvine Apartment Communities, Inc.

      [REIT] ...........................    3,200        92,600

    Security Capital Pacific Trust

      [REIT] ...........................   29,100       652,931

    Smith, (Charles E.) Residential

      Realty, Inc. .....................    8,200       262,400

                                                    -----------

                                                      3,444,513

                                                    -----------

COMMUNITY CENTER -- 9.0%

    Developers Diversified Realty Corp.

      [REIT] ...........................   27,900     1,093,331

    Kimco Realty Corp. [REIT] ..........   21,000       861,000

    Pan Pacific Retail Properties, Inc.

      [REIT] ...........................   19,600       399,350

                                                    -----------

                                                      2,353,681

                                                    -----------

DIVERSIFIED -- 9.7%

    LNR Property Corp. .................   16,700       427,937

    Reckson Services Industries,

      Inc.* ............................   12,432        41,181

    Saint Joe Co. ......................    7,200       197,100

    Security Capital Group, Inc.

      Cl-B* ............................    1,800        47,925

    Vornado Realty Trust [REIT] ........   45,900     1,821,656

                                                    -----------

                                                      2,535,799

                                                    -----------

HEALTH CARE -- 4.7%

    American Retirement Corp.* .........   12,000       213,000

    Health Care Property Investors, Inc.

      [REIT] ...........................    2,900       104,581

    Healthcare Realty Trust, Inc.

      [REIT] ...........................    9,500       258,875

    Meditrust Companies [REIT] .........   22,900       639,769

                                                    -----------

                                                      1,216,225

                                                    -----------

HOTEL -- 6.1%

    Starwood Hotels & Resorts [REIT] ...   33,100     1,599,144

                                                    -----------

OFFICE -- 20.4%

    Arden Realty, Inc. [REIT] ..........   29,900       773,662

    Brandywine Realty Trust [REIT] .....   14,600       326,675

    Cousins Properties, Inc. [REIT] ....    5,800       173,275

    Crescent Real Estate Equities Co.

      [REIT] ...........................   40,500     1,361,812

    Equity Office Properties Trust

      [REIT] ...........................      700        19,863

    Highwoods Properties, Inc.

      [REIT] ...........................   28,700       927,369

    Mack-Cali Realty Corp. [REIT] ......   35,900     1,234,063

    SL Green Realty Corp. [REIT] .......   22,700       510,750

                                                    -----------

                                                      5,327,469

                                                    -----------






                                          SHARES       VALUE

                                          ------       -----


OFFICE/INDUSTRIAL -- 14.9%

    CenterPoint Properties Corp.

      [REIT] ...........................    5,800   $   191,763

    First Industrial Realty Trust, Inc.

      [REIT] ...........................   26,500       843,031

    Reckson Associates Realty Corp.

      [REIT] ...........................   28,400       670,950

    Security Capital Industrial Trust

      [REIT] ...........................   32,100       802,500

    Spieker Properties, Inc. [REIT] ....   23,500       910,625

    Trinet Corporate Realty Trust, Inc.

      [REIT] ...........................   13,600       462,400

                                                    -----------

                                                      3,881,269

                                                    -----------

REGIONAL MALL -- 12.1%

    General Growth Properties [REIT] ...   29,800     1,113,775

    JP Realty, Inc. [REIT] .............    9,400       221,488

    Simon DeBartolo Group, Inc.

      [REIT] ...........................   13,400       435,500

    The Macerich Co.[REIT] .............   28,400       832,475

    The Rouse Co. ......................   17,700       556,444

                                                    -----------

                                                      3,159,682

                                                    -----------

SELF STORAGE -- 2.3%

    Public Storage, Inc. [REIT] ........   21,500       602,000

                                                    -----------

TOTAL COMMON STOCK

  (COST $24,940,108) ...................             24,119,782

                                                    -----------

SHORT-TERM INVESTMENTS -- 2.8%

    Temporary Investment Cash Fund......  364,677       364,677

    Temporary Investment Fund...........  364,677       364,677

                                                    -----------

    (COST $729,354).....................                729,354

                                                    -----------

TOTAL INVESTMENTS -- 95.2%

  (COST $25,669,462)....................             24,849,136

OTHER ASSETS LESS LIABILITIES -- 4.8%...              1,239,059

                                                    -----------

NET ASSETS -- 100.0%....................            $26,088,195

                                                    ===========




--------------------------------------------------------------------------------



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

LORD ABBETT SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------





                                          SHARES        VALUE

                                          ------        -----


COMMON STOCK -- 90.0%

AEROSPACE -- 2.3%

    AAR Corp. .........................     14,000   $   413,875

    DONCASTERS PLC [ADR]* .............      2,000        55,625

    TriStar Aerospace Co.* ............     14,000       217,000

                                                     -----------

                                                         686,500

                                                     -----------

AUTOMOBILE MANUFACTURERS -- 1.7%

    Oshkosh Truck Corp. ...............     20,000       500,000

                                                     -----------

AUTOMOTIVE PARTS -- 0.5%

    OEA, Inc. .........................      9,000       144,000

                                                     -----------

BUILDING MATERIALS -- 6.2%

    CalMat Co. ........................     19,000       418,000

    Gradall Industries, Inc.* .........      6,900       100,912

    Hughes Supply, Inc. ...............      9,900       362,587

    Medusa Corp. ......................     10,300       646,325

    Simpson Manufacturing Co.,

      Inc.* ...........................      9,000       347,625

                                                     -----------

                                                       1,875,449

                                                     -----------

BUSINESS SERVICES -- 1.1%

    Aviation Sales Co.* ...............      5,000       198,125

    Baker, (Michael) Corp.* ...........     15,000       135,937

                                                     -----------

                                                         334,062

                                                     -----------

CLOTHING & APPAREL -- 11.0%

    Dan River, Inc. Cl-A* .............     21,000       357,000

    Garan, Inc. .......................     14,000       379,750

    Gerber Childrenswear, Inc.* .......     27,200       419,900

    Maxwell Shoe Co., Inc. Cl-A* ......      1,600        31,800

    North Face, Inc.* .................     15,000       360,000

    Phillips-Van Heusen Corp. .........     25,000       368,750

    Stride Rite Corp. .................     93,000     1,400,812

                                                     -----------

                                                       3,318,012

                                                     -----------

COMPUTER SERVICES & SOFTWARE -- 1.7%

    Artesyn Technologies, Inc.* .......      6,200        99,200

    Structural Dynamics Research

      Corp.* ..........................      4,000        92,500

    Telxon Corp. ......................     10,000       323,750

                                                     -----------

                                                         515,450

                                                     -----------

CONGLOMERATES -- 0.5%

    Ruddick Corp. .....................      8,000       145,000

                                                     -----------

CONSTRUCTION -- 2.8%

    Kaufman & Broad Home Corp. ........     19,000       603,250

    Newmark Homes Corp.* ..............     12,000       124,500

    Willbros Group, Inc.* .............      8,000       125,000

                                                     -----------

                                                         852,750

                                                     -----------

CONSUMER PRODUCTS & SERVICES -- 2.8%

    Gibson Greetings, Inc.* ...........     18,000       450,000

    Oneida Ltd. .......................      3,000        91,875

    Sola International, Inc.* .........      9,000       294,187

                                                     -----------

                                                         836,062

                                                     -----------






                                          SHARES        VALUE

                                          ------        -----


CONTAINERS & PACKAGING -- 2.7%

    BWAY Corp.* .......................     18,200   $   391,300

    Tuscarora, Inc. ...................      9,000       142,875

    ZERO Corp. ........................     10,000       283,750

                                                     -----------

                                                         817,925

                                                     -----------

ELECTRONIC COMPONENTS & EQUIPMENT -- 16.8%

    AMETEK, Inc. ......................      4,400       128,975

    Control Devices, Inc. .............     12,500       162,500

    Electronics for Imaging, Inc.* ....     63,000     1,330,875

    General Scanning, Inc.* ...........     23,000       205,562

    GenRad, Inc.* .....................      8,000       158,000

    Methode Electronics, Inc. Cl-A ....     23,400       362,700

    Microsemi Corp.* ..................     20,000       185,000

    Moog, Inc. Cl-A* ..................     21,000       801,937

    Newport Corp. .....................      7,600       150,100

    Plexus Corp.* .....................     13,100       260,362

    Richey Electronics, Inc.* .........      2,600        20,312

    Rogers Corp.* .....................     24,200       798,600

    The DII Group, Inc.* ..............     13,000       221,812

    Zebra Technologies Corp.* .........      6,500       277,875

                                                     -----------

                                                       5,064,610

                                                     -----------

FINANCIAL SERVICES -- 0.2%

    Doral Financial Corp. .............      3,000        52,500

                                                     -----------

FOOD -- 2.2%

    Dreyer's Grand Ice Cream, Inc. ....     10,000       201,250

    Midwest Grain Products, Inc.* .....     10,300       149,350

    Sanderson Farms, Inc. .............     21,000       309,750

                                                     -----------

                                                         660,350

                                                     -----------

HEALTHCARE SERVICES -- 2.2%

    Sierra Health Services, Inc.* .....     26,200       659,912

                                                     -----------

INDUSTRIAL PRODUCTS -- 3.9%

    Blount International, Inc. Cl-A ...     15,000       427,500

    Oregon Steel Mills, Inc. ..........     40,000       745,000

                                                     -----------

                                                       1,172,500

                                                     -----------

INSURANCE -- 1.7%

    Chartwell Re Corp. ................     13,000       382,687

    Farm Family Holdings, Inc.* .......      3,000       116,813

                                                     -----------

                                                         499,500

                                                     -----------

MACHINERY & EQUIPMENT -- 8.5%

    Albany International Corp. Cl-A ...     12,035       288,088

    American Precision Industries,

      Inc. ............................      5,000        76,350

    Cincinnati Milacron, Inc. .........     15,000       364,688

    CLARCOR, Inc. .....................      5,100       107,100

    CUNO, Inc.* .......................      5,300       114,613

    Kollmorgen Corp. ..................     19,000       381,188

    Manitowoc Co., Inc. ...............     11,000       443,438

    Precision Castparts Corp. .........      1,000        53,375

    Regal Beloit Corp. ................      3,500        99,750

    SPS Technologies, Inc.* ...........      7,500       438,750

    Stewart & Stevenson Services,

      Inc. ............................     11,000       198,000

                                                     -----------

                                                       2,565,340

                                                     -----------


LORD ABBETT SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------





                                          SHARES        VALUE

                                          ------        -----


MEDICAL SUPPLIES & EQUIPMENT -- 3.9%

    Arrow International, Inc. .........     27,000   $   740,813

    Invacare Corp. ....................      4,400       112,750

    Marquette Medical Systems,

      Inc.* ...........................     13,000       333,531

                                                     -----------

                                                       1,187,094

                                                     -----------

METALS & MINING -- 4.2%

    Cleveland-Cliffs, Inc. ............      3,100       166,238

    Hawk Corp. Cl-A* ..................      2,100        37,013

    IMCO Recycling, Inc. ..............     11,000       203,500

    Penn Virginia Corp. ...............      7,500       194,063

    Quanex Corp. ......................     10,900       330,406

    Wolverine Tube, Inc.* .............      8,500       323,000

                                                     -----------

                                                       1,254,220

                                                     -----------

OFFICE EQUIPMENT -- 0.5%

    Brady, (W.H.) Co. .................      5,000       139,063

                                                     -----------

OIL & GAS -- 4.0%

    Domain Energy Corp.* ..............     10,000       120,000

    Grey Wolf, Inc.* ..................     35,000       111,563

    KCS Energy, Inc. ..................      5,000        57,188

    Meridian Resource Corp.* ..........     50,000       353,125

    Oceaneering International,

      Inc.* ...........................     14,000       248,500

    Patterson Energy, Inc.* ...........     19,000       185,844

    Pool Energy Services Co.* .........      8,000       118,000

                                                     -----------

                                                       1,194,220

                                                     -----------






                                          SHARES        VALUE

                                          ------        -----


PAPER & FOREST PRODUCTS -- 1.2%

    Wausau-Mosinee Paper Corp. ........     16,000   $   366,000

                                                     -----------

PRINTING & PUBLISHING -- 2.4%

    Scholastic Corp.* .................     18,000       717,750

                                                     -----------

RETAIL & MERCHANDISING -- 2.2%

    Elder-Berrman Stores Corp.* .......     20,000       533,750

    K2, Inc. ..........................      7,000       123,375

                                                     -----------

                                                         657,125

                                                     -----------

TRANSPORTATION -- 2.8%

    Air Express International Corp. ...     27,000       722,250

    Smithway Motor Express Corp.

      Cl-A* ...........................     11,000       110,000

                                                     -----------

                                                         832,250

                                                     -----------

TOTAL COMMON STOCK

  (COST $27,456,827)...................               27,047,644

                                                     -----------

SHORT-TERM INVESTMENTS -- 8.4%

    Temporary Investment Cash Fund.....  1,260,557     1,260,557

    Temporary Investment Fund..........  1,260,557     1,260,557

                                                     -----------

    (COST $2,521,114)..................                2,521,114

                                                     -----------

TOTAL INVESTMENTS -- 98.4%

  (COST $29,977,941)...................               29,568,758

OTHER ASSETS LESS

  LIABILITIES -- 2.6%..................                  481,066

                                                     -----------

NET ASSETS -- 100.0%...................              $30,049,824

                                                     ===========




--------------------------------------------------------------------------------



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

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--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


COMMON STOCK -- 88.8%

ADVERTISING -- 0.1%

    Interpublic Group of Companies,

      Inc. ............................      700   $     42,481

    Omnicom Group, Inc. ...............    1,700         84,787

                                                   ------------

                                                        127,268

                                                   ------------

AEROSPACE -- 0.9%

    AlliedSignal, Inc. ................    5,200        230,750

    Boeing Co. ........................    5,300        236,181

    General Dynamics Corp. ............      600         27,900

    Lockheed Martin Corp. .............    1,700        179,987

    Raytheon Co. Cl-B..................    2,900        171,462

    United Technologies Corp. .........    2,100        194,250

                                                   ------------

                                                      1,040,530

                                                   ------------

AIRLINES -- 0.8%

    AMR Corp.*.........................    4,700        391,275

    Delta Air Lines, Inc. .............    2,500        323,125

    Southwest Airlines Co. ............    1,000         29,625

    US Airways Group, Inc.*............    1,700        134,725

                                                   ------------

                                                        878,750

                                                   ------------

AUTOMOBILE MANUFACTURERS -- 1.9%

    Chrysler Corp. ....................   10,400        586,300

    Ford Motor Co. ....................   15,000        885,000

    General Motors Corp. ..............   10,100        674,806

    Navistar International Corp.*......    2,300         66,412

                                                   ------------

                                                      2,212,518

                                                   ------------

AUTOMOTIVE PARTS -- 0.4%

    Autozone, Inc.*....................    3,200        102,200

    Cummins Engine Co., Inc. ..........    4,200        215,250

    Eaton Corp. .......................      400         31,100

    Echlin, Inc. ......................      630         30,909

    Genuine Parts Co. .................    1,300         44,931

    Goodyear Tire & Rubber Co. ........    1,100         70,881

                                                   ------------

                                                        495,271

                                                   ------------

BEVERAGES -- 2.7%

    Anheuser-Busch Companies, Inc. ....    4,400        207,625

    Brown-Forman Corp. Cl-B............      100          6,425

    Coca-Cola Co. .....................   26,000      2,223,000

    PepsiCo, Inc. .....................   15,000        617,812

                                                   ------------

                                                      3,054,862

                                                   ------------

BROADCASTING -- 0.5%

    CBS Corp. .........................    6,500        206,375

    Clear Channel Communications,

      Inc.*............................      800         87,300

    Cognizant Corp. ...................    1,000         63,000

    Gannett Co., Inc. .................    2,500        177,656

    King World Productions, Inc.*......    3,000         76,500

                                                   ------------

                                                        610,831

                                                   ------------

BUILDING MATERIALS -- 0.1%

    Lowe's Companies, Inc. ............    2,400         97,350

    Masco Corp. .......................    1,100         66,550

                                                   ------------

                                                        163,900

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


BUSINESS SERVICES -- 0.2%

    Avery Dennison Corp. ..............      500   $     26,875

    Deluxe Corp. ......................    4,500        161,156

    Ecolab, Inc. ......................      200          6,200

    Equifax, Inc. .....................      700         25,419

    Harris Corp. ......................      100          4,469

                                                   ------------

                                                        224,119

                                                   ------------

CHEMICALS -- 2.1%

    Air Products & Chemicals, Inc. ....    1,900         76,000

    Dow Chemical Co. ..................    4,400        425,425

    Du Pont, (E.I.) de Nemours &

      Co. .............................   11,500        858,187

    Eastman Chemical Co. ..............    3,600        224,100

    FMC Corp.*.........................    1,100         75,006

    Monsanto Co. ......................    5,600        312,900

    PPG Industries, Inc. ..............    1,300         90,431

    Rohm & Haas Co. ...................      300         31,181

    Union Carbide Corp. ...............    5,400        288,225

                                                   ------------

                                                      2,381,455

                                                   ------------

CLOTHING & APPAREL -- 0.2%

    Abercrombie & Fitch Co. Cl-A*......      415         18,260

    Fruit of the Loom, Inc. Cl-A.......    2,300         76,331

    Limited, Inc. .....................    1,250         41,406

    VF Corp. ..........................      800         41,200

                                                   ------------

                                                        177,197

                                                   ------------

COMPUTER HARDWARE -- 3.2%

    Bay Networks, Inc.*................    4,000        129,000

    Compaq Computer Corp. .............   20,445        580,113

    Dell Computer Corp.*...............    7,600        705,375

    EMC Corp.*.........................    6,700        300,244

    Hewlett-Packard Co. ...............   10,400        622,700

    International Business Machines

      Corp. ...........................   11,700      1,343,306

                                                   ------------

                                                      3,680,738

                                                   ------------

COMPUTER SERVICES & SOFTWARE -- 4.8%

    Apple Computer, Inc.*..............    3,300         94,669

    Automatic Data Processing, Inc. ...    2,500        182,187

    Ceridian Corp.*....................    1,800        105,750

    Cisco Systems, Inc.*...............   11,500      1,058,719

    Computer Associates International,

      Inc. ............................    5,000        277,812

    Gateway 2000, Inc.*................    2,500        126,562

    Microsoft Corp.*...................   27,100      2,936,962

    Novell, Inc.*......................    8,700        110,925

    Oracle Corp.*......................    2,800         68,775

    Parametric Technology Corp.*.......    4,300        116,637

    Silicon Graphics, Inc.*............    5,800         70,325

    Sun Microsystems, Inc.*............    5,200        225,875

    Unisys Corp.*......................    5,200        146,900

                                                   ------------

                                                      5,522,098

                                                   ------------

CONGLOMERATES -- 2.0%

    ITT Industries, Inc. ..............      200          7,475

    Johnson Controls, Inc. ............      200         11,437

    Minnesota Mining &

      Manufacturing Co. ...............    6,300        517,781

    Philip Morris Companies, Inc. .....   29,900      1,177,312

    Tenneco, Inc. .....................    1,000         38,062


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--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Textron, Inc. .....................    4,400   $    315,425

    The Seagram Co. Ltd. ..............    2,700        110,531

    Tyco International Ltd. ...........    1,450         91,350

                                                   ------------

                                                      2,269,373

                                                   ------------

CONSTRUCTION -- 0.6%

    Centex Corp. ......................    5,900        222,725

    Fleetwood Enterprises, Inc. .......    4,800        192,000

    Pulte Corp. .......................    8,300        247,962

                                                   ------------

                                                        662,687

                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 3.1%

    Allergan, Inc. ....................      200          9,275

    Bausch & Lomb, Inc. ...............      200         10,025

    Cendant Corp.*.....................   11,500        240,062

    Clorox Co. ........................      700         66,762

    Colgate-Palmolive Co. .............    2,800        246,400

    Eastman Kodak Co. .................    2,900        211,881

    Gillette Co. ......................   11,100        629,231

    Hasbro, Inc. ......................      400         15,725

    International Flavors & Fragrances,

      Inc. ............................      400         17,375

    Jostens, Inc. .....................    5,800        139,925

    Procter & Gamble Co. ..............   13,700      1,247,556

    Raychem Corp. .....................      100          2,956

    Rubbermaid, Inc. ..................      500         16,594

    Sherwin-Williams Co. ..............      600         19,875

    Unilever NV........................    6,200        489,412

    UST, Inc. .........................    7,200        194,400

    Whirlpool Corp. ...................      200         13,750

                                                   ------------

                                                      3,571,204

                                                   ------------

CONTAINERS & PACKAGING -- 0.1%

    Crown Cork & Seal Co., Inc. .......      600         28,500

    Sealed Air Corp.*..................    1,700         62,475

                                                   ------------

                                                         90,975

                                                   ------------

ELECTRONIC COMPONENTS & EQUIPMENT -- 3.7%

    Aeroquip-Vickers, Inc. ............    3,600        210,150

    AMP, Inc. .........................    1,500         51,562

    Emerson Electric Co. ..............    4,000        241,500

    General Electric Co. ..............   34,500      3,139,500

    Honeywell, Inc. ...................    3,600        300,825

    Parker-Hannifin Corp. .............      500         19,062

    Tandy Corp. .......................      400         21,225

    Texas Instruments, Inc. ...........    3,500        204,094

    The Perkin-Elmer Corp. ............      100          6,219

                                                   ------------

                                                      4,194,137

                                                   ------------

ENTERTAINMENT & LEISURE -- 1.3%

    Disney, (Walt) Co. ................    7,100        745,944

    Mirage Resorts, Inc.*..............    3,900         83,119

    Time Warner, Inc. .................    5,400        461,362

    Viacom, Inc. Cl-B*.................    3,900        227,175

                                                   ------------

                                                      1,517,600

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


ENVIRONMENTAL SERVICES -- 0.1%

    Browning-Ferris Industries,

      Inc. ............................    1,200         41,700

    Waste Management, Inc. ............    3,800        133,000

                                                   ------------

                                                        174,700

                                                   ------------

FARMING & AGRICULTURE -- 0.9%

    Dekalb Genetics Corp. Cl-B.........   10,200   $    965,175

    Pioneer Hi-Bred International,

      Inc. ............................    1,200         49,650

                                                   ------------

                                                      1,014,825

                                                   ------------

FINANCIAL-BANK & TRUST -- 6.9%

    Banc One Corp. ....................    6,100        340,456

    Bank of New York Co., Inc. ........    3,500        212,406

    BankAmerica Corp. .................    9,500        821,156

    BankBoston Corp. ..................    2,300        127,937

    BB&T Corp. ........................      900         60,862

    Chase Manhattan Corp. .............    8,300        626,650

    Citicorp...........................    6,460        964,155

    Comerica, Inc. ....................    1,100         72,875

    Countrywide Credit Industries,

      Inc. ............................      400         20,300

    Fifth Third Bancorp................    1,800        113,400

    First Chicago NBD Corp. ...........    2,700        239,287

    First Union Corp. .................    9,742        567,471

    Golden West Financial Corp. .......    2,600        276,412

    Huntington Bancshares, Inc. .......    1,200         40,200

    Keycorp............................    3,700        131,812

    MBNA Corp. ........................    4,300        141,900

    Mellon Bank Corp. .................    2,200        153,175

    Mercantile Bancorporation, Inc. ...      800         40,300

    Morgan, (J.P.) & Co., Inc. ........    3,300        386,512

    National City Corp. ...............    3,000        213,000

    NationsBank Corp. .................    9,400        719,100

    Northern Trust Corp. ..............    1,100         83,875

    Norwest Corp. .....................    7,100        265,362

    PNC Bank Corp. NA .................    2,700        145,294

    Republic New York Corp. ...........      600         37,762

    State Street Boston Corp. .........    1,100         76,450

    Summit Bancorp.....................    1,100         52,250

    Suntrust Banks, Inc. ..............    1,800        146,362

    Synovus Financial Corp. ...........    1,350         32,062

    U.S. Bancorp.......................    6,700        288,100

    Wachovia Corp. ....................    1,800        152,100

    Wells Fargo & Co. .................      800        295,200

                                                   ------------

                                                      7,844,183

                                                   ------------

FINANCIAL SERVICES -- 3.7%

    Ahmanson, (H.F.) & Co. ............    2,600        184,600

    American Express Co. ..............    7,000        798,000

    Associates First Capital Corp.

      Cl-A.............................    3,131        240,696

    Beneficial Corp. ..................      200         30,637

    Block, (H&R), Inc. ................      400         16,850

    Capital One Financial Corp. .......    4,000        496,750

    Fannie Mae.........................   10,600        643,950

    Franklin Resources, Inc. ..........    2,500        135,000

    Freddie Mac........................    6,600        310,612

    Lehman Brothers Holdings, Inc. ....      700         54,294

    Merrill Lynch & Co., Inc. .........    3,100        285,975

    Morgan Stanley, Dean Witter &

      Co. .............................    5,600        511,700


BANKERS TRUST ENHANCED 500 PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    Schwab, (Charles) Corp. ...........    1,800   $     58,500

    SLM Holding Corp. .................    9,600        470,400

                                                   ------------

                                                      4,237,964

                                                   ------------

FOOD -- 2.7%

    Albertson's, Inc. .................    2,000        103,625

    American Stores Co. ...............    1,300         31,444

    Archer-Daniels-Midland Co. ........    5,100         98,812

    Bestfoods, Inc. ...................    2,700        156,769

    Campbell Soup Co. .................    4,300        228,437

    General Mills, Inc. ...............    3,800        259,825

    Giant Food, Inc. Cl-A..............   22,400        964,600

    Heinz, (H.J.) Co. .................    3,300        185,212

    Hershey Foods Corp. ...............      700         48,300

    Kellogg Co. .......................    3,600        135,225

    Kroger Co.*........................    3,900        167,212

    Quaker Oats Co. ...................      800         43,950

    Ralston Purina Group...............      800         93,450

    Sara Lee Corp. ....................    4,600        257,312

    Supervalu, Inc. ...................    4,600        204,125

    Sysco Corp. .......................    2,200         56,375

    Vlasic Foods International,

      Inc. ............................      410          8,251

    Winn-Dixie Stores, Inc. ...........      800         40,950

    Wrigley, (Wm., Jr.) Co. ...........      600         58,800

                                                   ------------

                                                      3,142,674

                                                   ------------

HEALTHCARE SERVICES -- 0.2%

    Tenet Healthcare Corp.*............    4,600        143,750

    United Healthcare Corp. ...........    1,500         95,250

                                                   ------------

                                                        239,000

                                                   ------------

HOTELS & MOTELS -- 0.3%

    Harrah's Entertainment, Inc.*......    9,600        223,200

    Hilton Hotels Corp. ...............    1,500         42,750

    Marriott International, Inc.

      Cl-A.............................    1,800         58,275

                                                   ------------

                                                        324,225

                                                   ------------

INSURANCE -- 4.4%

    Allstate Corp. ....................    4,300        393,719

    American General Corp. ............    2,000        142,375

    American International Group,

      Inc. ............................    8,950      1,306,700

    AON Corp. .........................    1,200         84,300

    Chubb Corp. .......................    1,400        112,525

    CIGNA Corp. .......................    1,800        124,200

    Conseco, Inc. .....................    1,300         60,775

    General Re Corp. ..................      600        152,100

    Humana, Inc.*......................    4,000        124,750

    Jefferson-Pilot Corp. .............      500         28,969

    John Alden Financial Corp. ........   43,500        957,000

    Lincoln National Corp. ............      600         54,825

    Loews Corp. .......................      900         78,412

    Marsh & McLennan Companies,

      Inc. ............................    1,950        117,853

    MGIC Investment Corp. .............      800         45,650

    Progressive Corp. .................      500         70,500

    Safeco Corp. ......................      200          9,088

    St. Paul Companies, Inc. ..........    6,814        286,614

    The Hartford Financial Services

      Group, Inc. .....................      900        102,938






                                         SHARES       VALUE

                                         ------       -----


    Torchmark Corp. ...................      700   $     32,025

    Travelers Group, Inc. .............   10,600        642,625

    UNUM Corp. ........................    1,000         55,500

                                                   ------------

                                                      4,983,443

                                                   ------------

MACHINERY & EQUIPMENT -- 1.5%

    Black & Decker Corp. ..............      200         12,200

    Camco International, Inc. .........    1,450        112,919

    Case Corp. ........................      200          9,650

    Caterpillar, Inc. .................    7,400        391,275

    Cooper Industries, Inc. ...........      900         49,444

    Deere & Co. .......................    6,400        338,400

    Dover Corp. .......................    1,400         47,950

    Harnischfeger Industries, Inc. ....      200          5,663

    Illinois Tool Works, Inc. .........    2,100        140,044

    Ingersoll-Rand Co. ................    1,300         57,281

    Paccar, Inc. ......................    4,000        209,000

    Pall Corp. ........................    8,900        182,450

    Stanley Works, Inc. ...............      200          8,313

    Thermo Electron Corp.*.............    3,000        102,563

    W.W. Grainger, Inc. ...............      400         19,925

                                                   ------------

                                                      1,687,077

                                                   ------------

MEDICAL SUPPLIES & EQUIPMENT -- 2.1%

    Abbott Laboratories................   14,900        609,038

    Baxter International, Inc. ........    2,400        129,150

    Becton Dickinson & Co. ............      600         46,575

    Biomet, Inc. ......................      500         16,531

    Boston Scientific Corp.*...........    2,800        200,550

    C.R. Bard, Inc. ...................      100          3,806

    Guidant Corp. .....................    1,000         71,313

    Johnson & Johnson Co. .............   13,600      1,003,000

    Medtronic, Inc. ...................    4,300        274,125

    St. Jude Medical, Inc.*............    2,300         84,669

    U.S. Surgical Corp. ...............      325         14,828

                                                   ------------

                                                      2,453,585

                                                   ------------

METALS & MINING -- 0.7%

    Alcan Aluminium Ltd. ..............    1,200         33,150

    Allegheny Teledyne, Inc. ..........      600         13,725

    Armco, Inc.*.......................   10,500         66,938

    Asarco, Inc. ......................    7,000        155,750

    Barrick Gold Corp. ................    2,300         44,131

    Bethlehem Steel Corp.*.............    4,750         59,078

    Cyprus AMAX Minerals Co. ..........   10,400        137,800

    Homestake Mining Co. ..............      600          6,225

    Inco, Ltd. ........................      200          2,725

    Nucor Corp. .......................      200          9,200

    Placer Dome, Inc. .................      100          1,175

    Reynolds Metals Co. ...............    4,200        234,938

    Worthington Industries, Inc. ......      200          3,013

                                                   ------------

                                                        767,848

                                                   ------------

OFFICE EQUIPMENT -- 0.4%

    Pitney Bowes, Inc. ................    2,200        105,875

    Xerox Corp. .......................    3,000        304,875

                                                   ------------

                                                        410,750

                                                   ------------


BANKERS TRUST ENHANCED 500 PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


OIL & GAS -- 7.6%

    Amerada Hess Corp. ................      600   $     32,588

    Amoco Corp. .......................    8,300        345,488

    Ashland, Inc. .....................    4,100        211,663

    Atlantic Richfield Co. ............    4,900        382,813

    Baker Hughes, Inc. ................    1,000         34,563

    Burlington Resources, Inc. ........    1,200         51,675

    Chevron Corp. .....................    9,500        789,094

    Coastal Corp. .....................      600         41,888

    Columbia Gas System, Inc. .........      300         16,688

    Consolidated Natural Gas Co. ......    3,400        200,175

    Dresser Industries, Inc. ..........   13,600        599,250

    Eastern Enterprises................    3,500        150,063

    Exxon Corp. .......................   28,800      2,053,800

    Mobil Corp. .......................    7,800        597,675

    Nicor, Inc. .......................    4,300        172,538

    Occidental Petroleum Corp. ........   10,900        294,300

    Oneok, Inc. .......................    5,400        215,325

    Oryx Energy Co.*...................    2,900         64,163

    Pennzoil Co. ......................    3,800        192,375

    Phillips Petroleum Co. ............    1,600         77,100

    Rowan Companies, Inc.*.............    2,700         52,481

    Royal Dutch Petroleum Co. .........   21,900      1,200,394

    Schlumberger Ltd. .................    3,100        211,769

    Sonat, Inc. .......................      200          7,725

    Texaco, Inc. ......................    8,800        525,250

    Unocal Corp. ......................    1,600         57,200

    USX-Marathon Group.................    2,100         72,056

                                                   ------------

                                                      8,650,099

                                                   ------------

PAPER & FOREST PRODUCTS -- 1.5%

    Boise Cascade Corp. ...............      200          6,550

    Fort James Corp. ..................    1,300         57,850

    Georgia Pacific Group..............    3,700        218,069

    International Paper Co. ...........    7,000        301,000

    Kimberly-Clark Corp. ..............    5,300        243,138

    Mead Corp. ........................    6,400        203,200

    Potlatch Corp. ....................    4,100        172,200

    Stone Container Corp.*.............    5,700         89,063

    Temple Inland, Inc. ...............    3,600        193,950

    Union Camp Corp. ..................      100          4,963

    Weyerhaeuser Co. ..................    1,400         64,663

    Willamette Industries, Inc. .......    6,200        198,400

                                                   ------------

                                                      1,753,046

                                                   ------------

PHARMACEUTICALS -- 6.9%

    ALZA Corp.*........................    2,300         99,475

    American Home Products Corp. ......   13,000        672,750

    Bristol-Meyers Squibb Co. .........   10,100      1,160,869

    Cardinal Health, Inc. .............      700         65,625

    Lilly, (Eli) & Co. ................   11,300        746,506

    Merck & Co., Inc. .................   10,700      1,431,125

    Pfizer, Inc. ......................   13,600      1,478,150

    Pharmacia & Upjohn, Inc. ..........    4,700        216,788

    Schering-Plough Corp. .............    7,300        668,863

    Vitalink Pharmacy Services,

      Inc.*............................   36,800        811,900

    Warner-Lambert Co. ................    8,000        555,000

                                                   ------------

                                                      7,907,051

                                                   ------------






                                         SHARES       VALUE

                                         ------       -----


PRINTING & PUBLISHING -- 0.4%

    Dow Jones & Co., Inc. .............      200   $     11,150

    Knight-Ridder, Inc. ...............    4,000        220,250

    McGraw-Hill Co., Inc. .............      800         65,250

    New York Times Co. Cl-A............      500         39,625

    R.R. Donnelley & Sons Co. .........      700         32,025

    Times Mirror Co. Cl-A..............      200         12,575

    Tribune Co. .......................      700         48,169

                                                   ------------

                                                        429,044

                                                   ------------

RAILROADS -- 0.2%

    Burlington Northern Santa Fe

      Corp. ...........................    1,400        137,463

    Norfolk Southern Corp. ............    2,900         86,456

                                                   ------------

                                                        223,919

                                                   ------------

RESTAURANTS -- 0.7%

    Darden Restaurants, Inc. ..........   13,400        212,725

    McDonald's Corp. ..................    6,500        448,500

    Tricon Global Restaurants, Inc.*...    3,200        101,400

                                                   ------------

                                                        762,625

                                                   ------------

RETAIL & MERCHANDISING -- 4.6%

    Avon Products, Inc. ...............      900         69,750

    Circuit City Stores, Inc. .........      100          4,688

    Costco Companies, Inc.*............    3,300        208,106

    CVS Corp. .........................    2,600        101,238

    Dayton-Hudson Corp. ...............    3,800        184,300

    Dillard's, Inc. Cl-A...............      200          8,288

    Federated Department Stores,

      Inc.*............................    3,300        177,581

    Gap, Inc. .........................    3,200        197,200

    Harcourt General, Inc. ............      100          5,950

    Home Depot, Inc. ..................    7,100        589,744

    Kmart Corp.*.......................    8,000        154,000

    May Department Stores Co. .........    1,900        124,450

    Mercantile Stores Co., Inc. .......   12,300        970,931

    Nordstrom, Inc. ...................      300         23,175

    Penney, (J.C.) Co., Inc. ..........    2,200        159,088

    Rite Aid Corp. ....................    1,900         71,369

    Sears, Roebuck & Co. ..............    3,400        207,613

    TJX Companies, Inc. ...............    1,600         38,600

    Venator Group, Inc.*...............    3,700         70,763

    Wal-Mart Stores, Inc. .............   27,800      1,688,850

    Walgreen Co. ......................    4,300        177,644

                                                   ------------

                                                      5,233,328

                                                   ------------

SEMICONDUCTORS -- 1.0%

    Intel Corp. .......................   14,300      1,059,988

    Motorola, Inc. ....................    1,300         68,331

                                                   ------------

                                                      1,128,319

                                                   ------------

TELECOMMUNICATIONS -- 9.2%

    360 Communications Co.*............      800         25,600

    AirTouch Communications, Inc.*.....    9,800        572,688

    Alltel Corp. ......................      600         27,900

    Ameritech Corp. ...................   10,700        480,163

    Ascend Communications, Inc.*.......    2,000         99,125

    Bell Atlantic Corp. ...............   19,800        903,375

    BellSouth Corp. ...................    9,800        657,825

    Comcast Corp. Cl-A.................    2,200         89,306


BANKERS TRUST ENHANCED 500 PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES       VALUE

                                         ------       -----


    General Instrument Corp.*..........    4,000   $    108,750

    GTE Corp. .........................   12,500        695,313

    Lucent Technologies, Inc. .........   13,600      1,131,350

    MCI Communications Corp. ..........   37,900      2,202,938

    MediaOne Group, Inc.*..............    8,000        351,500

    Northern Telecom Ltd...............    2,300        130,525

    SBC Communications, Inc. ..........   10,000        400,000

    Southern New England

      Telecommunications Corp. ........    4,800        314,400

    Sprint Corp. ......................    3,300        232,650

    Teleport Communications Group, Inc.

      Cl-A*............................   20,900      1,133,825

    Tellabs, Inc.*.....................    2,800        200,550

    U. S. West, Inc. ..................    8,104        380,888

    Williams Companies, Inc. ..........    3,400        114,750

    WorldCom, Inc.*....................    4,600        222,813

                                                   ------------

                                                     10,476,234

                                                   ------------

TRANSPORTATION -- 0.4%

    CSX Corp. .........................    1,900         86,450

    FDX Corp.*.........................    2,000        125,500

    Laidlaw, Inc. .....................    1,100         13,406

    Ryder Systems, Inc. ...............    5,800        183,063

                                                   ------------

                                                        408,419

                                                   ------------

UTILITIES -- 3.7%

    Ameren Corp.*......................      600         23,850

    American Electric Power Co.,

      Inc. ............................    6,100        276,788

    Baltimore Gas & Electric Co. ......      600         18,638

    Carolina Power & Light Co. ........    4,900        212,538

    Central & South West Corp. ........    1,000         26,875

    Cinergy Corp. .....................      800         28,000

    Consolidated Edison, Inc. .........    5,700        262,556

    DTE Energy Co. ....................      600         24,225

    Duke Energy Corp. .................    6,800        402,900

    Edison International Co. ..........   10,100        298,581

    Enron Corp. .......................    2,300        124,344

    FirstEnergy Corp. .................    8,100        249,075

    FPL Group, Inc. ...................    4,200        264,600

    GPU, Inc. .........................      500         18,906

    Houston Industries, Inc. ..........   10,000        308,750

    Niagara Mohawk Power Corp.*........   17,200        256,925

    PacifiCorp.........................   10,700        242,088

    PECO Energy Co. ...................    8,400        245,175






                                         SHARES       VALUE

                                         ------       -----


    PG&E Corp. ........................    8,500   $    268,281

    PP&L Resources, Inc. ..............      400          9,075

    Public Service Enterprise Group,

      Inc. ............................    1,500         51,656

    Sempra Energy*.....................    6,316        175,268

    Southern Co. ......................    6,200        171,663

    Texas Utilities Co. ...............    1,700         70,763

    Unicom Corp. ......................    6,600        231,413

                                                   ------------

                                                      4,262,933

                                                   ------------

TOTAL COMMON STOCK

  (COST $96,587,584)...................             101,390,804

                                                   ------------






                                           PAR

                                          (000)

                                          -----


U.S. TREASURY OBLIGATIONS -- 0.6%

    U.S. Treasury Bills

      4.97%, 08/20/98#.................     $350        347,668

      4.99%, 08/20/98#.................       95         94,367

      5.01%, 08/20/98#.................       25         24,833

      5.02%, 08/20/98#.................      200        198,667

      5.03%, 08/20/98#.................       10          9,933

                                                   ------------

  (COST $675,288)......................                 675,468

                                                   ------------






                                         SHARES

                                         ------


SHORT-TERM INVESTMENTS -- 7.8%

    Temporary Investment Cash Fund....  4,442,964      4,442,964

    Temporary Investment Fund.........  4,442,965      4,442,965

                                                    ------------

  (COST $8,885,929)...................                 8,885,929

                                                    ------------

TOTAL INVESTMENTS -- 97.2%

  (COST $106,148,801).................               110,952,201

OTHER ASSETS LESS

  LIABILITIES -- 2.8%.................                 3,242,357

                                                    ------------

NET ASSETS -- 100.0%..................              $114,194,558

                                                    ============




----------------------------------------------------------

# Securities with an aggregate market value of $675,468 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1998:





                             EXPIRATION   NUMBER OF    UNREALIZED

DESCRIPTION                    MONTH      CONTRACTS   APPRECIATION

------------------------------------------------------------------


S&P 500..                      09/98         61         $369,160

                                                        ========




--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.

STEIN ROE VENTURE PORTFOLIO

--------------------------------------------------------------------------------





                                         SHARES      VALUE

                                         ------      -----


COMMON STOCK -- 92.9%

ADVERTISING -- 0.3%

    Catalina Marketing Corp.*..........     300    $   15,581

                                                   ----------

AUTOMOTIVE PARTS -- 0.8%

    Superior Industries International,

      Inc. ............................   1,400        39,462

                                                   ----------

BROADCASTING -- 6.4%

    Central European Media Enterprises

      Ltd.*............................   8,800       190,300

    Metro Networks, Inc. ..............   3,000       129,375

                                                   ----------

                                                      319,675

                                                   ----------

BUSINESS SERVICES -- 9.0%

    Alternative Resources Corp.*.......   8,800       108,900

    Meadowbrook Insurance Group,

      Inc. ............................   6,400       174,000

    Metamor Worldwide, Inc. ...........   4,700       165,381

                                                   ----------

                                                      448,281

                                                   ----------

CHEMICALS -- 2.7%

    Chemfirst, Inc. ...................   5,300       133,825

                                                   ----------

CLOTHING & APPAREL -- 2.7%

    Columbia Sportswear Co. ...........   7,100       134,900

                                                   ----------

COMPUTER SERVICES & SOFTWARE -- 9.5%

    Artesyn Technologies, Inc.*........   8,100       129,600

    Barra, Inc.*.......................   4,800       117,600

    National Computer Systems, Inc. ...   2,000        48,000

    Radiant Systems, Inc.*.............   3,900        56,550

    SPSS, Inc. ........................   5,300       123,225

                                                   ----------

                                                      474,975

                                                   ----------

CONSUMER PRODUCTS & SERVICES -- 6.6%

    Nu Skin Asia Pacific, Inc.*........   6,200       120,900

    Sola International, Inc.*..........   6,400       209,200

                                                   ----------

                                                      330,100

                                                   ----------

CONTAINERS & PACKAGING -- 2.2%

    Silgan Holdings, Inc. .............   3,900       109,200

                                                   ----------

DIVERSIFIED RESOURCES -- 1.7%

    Fisher Companies, Inc. ............   1,200        85,200

                                                   ----------

ELECTRONIC COMPONENTS & EQUIPMENT -- 10.3%

    AVX Corp. .........................   4,800        77,100

    Black Box Corp.*...................   4,100       136,069

    Celestica, Inc.*...................   5,200        91,000

    Hubbell, Inc. Cl-B.................   2,900       120,712

    Kent Electronics Corp. ............   4,700        86,069

                                                   ----------

                                                      510,950

                                                   ----------

ENTERTAINMENT & LEISURE -- 3.2%

    Ballantyne of Omaha, Inc. .........  14,100       118,087

    Video Update, Inc. ................  28,300        40,681

                                                   ----------

                                                      158,768

                                                   ----------






                                         SHARES      VALUE

                                         ------      -----


FINANCIAL-BANK & TRUST -- 1.2%

    National Bankcorp of Alaska,

      Inc. ............................   1,900    $   58,662

                                                   ----------

HEALTHCARE SERVICES -- 2.1%

    Complete Management, Inc. .........   5,400        21,262

    National Dentex Corp. .............   3,500        82,250

                                                   ----------

                                                      103,512

                                                   ----------

INSURANCE -- 2.0%

    Paula Financial, Inc. .............   4,900        98,612

                                                   ----------

MEDICAL SUPPLIES & EQUIPMENT -- 10.4%

    BioSource International, Inc. .....   6,200        34,488

    Schein, (Henry), Inc.*.............   3,500       161,438

    Urologix, Inc. ....................   5,500        46,750

    Uroquest Medical Corp. ............   5,100        13,388

    Xomed Surgical Products, Inc. .....   5,700       177,413

    Young Innovations, Inc. ...........   5,400        83,025

                                                   ----------

                                                      516,502

                                                   ----------

OIL & GAS -- 2.9%

    Barrett Resources Corp.*...........   1,400        52,413

    Meridian Resource Corp.*...........  13,200        93,225

                                                   ----------

                                                      145,638

                                                   ----------

PHARMACEUTICALS -- 2.3%

    Ligand Pharmaceuticals, Inc.

      Cl-B.............................   4,100        52,788

    Shire Pharmaceuticals Group PLC

      [ADR]............................   2,900        61,988

                                                   ----------

                                                      114,776

                                                   ----------

PRINTING & PUBLISHING -- 2.0%

    CMP Media, Inc. ...................   5,600        98,000

                                                   ----------

REAL ESTATE -- 7.3%

    CB Commercial Real Estate Services

      Group............................   6,800       227,375

    Lasalle Partners, Inc. ............   3,000       133,500

    Reckson Services Industries,

      Inc.*............................     164           543

                                                   ----------

                                                      361,418

                                                   ----------

RESTAURANTS -- 3.4%

    Triarc Companies, Inc. ............   7,600       166,725

                                                   ----------

RETAIL & MERCHANDISING -- 3.9%

    Regis Corp. .......................   4,600       135,988

    School Specialty, Inc.*............   3,400        55,675

                                                   ----------

                                                      191,663

                                                   ----------

TOTAL COMMON STOCK

  (COST $5,094,455)....................             4,616,425

                                                   ----------

SHORT-TERM INVESTMENTS -- 9.6%

    Temporary Investment Cash Fund.....  238,798      238,798

    Temporary Investment Fund..........  238,799      238,799

                                                   ----------

    (COST $477,597)....................               477,597

                                                   ----------


STEIN ROE VENTURE PORTFOLIO

--------------------------------------------------------------------------------





                                                     VALUE

                                                     -----


TOTAL INVESTMENTS -- 102.5%

  (COST $5,572,052)....................            $5,094,022

LIABILITIES IN EXCESS OF OTHER

  ASSETS -- (2.5%).....................              (122,637)

                                                   ----------

NET ASSETS -- 100.0%...................            $4,971,385

                                                   ==========




--------------------------------------------------------------------------------



Definitions of abbreviations are included following the Schedules of

Investments.



* Non-income producing securities.



See Notes to Financial Statements.



DEFINITION OF ABBREVIATIONS

--------------------------------------------------------------------------------



THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:



SECURITY DESCRIPTIONS:

-----------------------

ADR-American Depositary Receipt

ADS-American Depositary Shares

BRB-Brady Bond

FLIRB-Floating Interest Rate Bond

FRB-Floating Rate Bond (1)

FRN-Floating Rate Note (1)

GDR-Global Depositary Receipt

IO-Interest Only Security

PIK-Payment in Kind Security

REIT-Real Estate Investment Trust

STEP-Stepped Coupon Bond (2)

TBA-To be Announced Security

VR-Variable Rate Bond (1)

ZCB-Zero Coupon Bond (2)

(1)- Rates shown for variable and floating rate securities are the coupon rates as of June 30, 1998.

(2)- Rates shown are the effective yields at purchase date.

COUNTRIES/CURRENCIES:

-----------------------

ATS-Austria/Austrian Schilling

AUD-Australia/Australian Dollar

BEF-Belgium/Belgian Franc

BRC- Brazil/Brazilian Real

CAD-Canada/Canadian Dollar

CHF-Switzerland/Swiss Franc

DEM-Germany/German Deutschemark

DKK-Denmark/Danish Krone

ESP-Spain/Spanish Peseta

FIM-Finland/Finnish Markka

FRF-France/French Franc

GBP-United Kingdom/British Pound

HKD-Hong Kong/Hong Kong Dollar

IEP-Ireland/Irish Punt

ITL-Italy/Italian Lira

JPY-Japan/Japanese Yen

MXP-Mexico/Mexican Peso

MYR-Malaysia/Malaysian Ringgit

NLG-Netherlands/Netherland Guilder

NOK-Norway/Norwegian Krone

NZD-New Zealand/New Zealand Dollar

PTE-Portugal/Portuguese Escudo

SEK-Sweden/Swedish Krona

SGD-Singapore/Singapore Dollar

ZAR-South Africa/South African Rand

AMERICAN SKANDIA TRUST



STATEMENTS OF ASSETS AND LIABILITIES



JUNE 30, 1998 (UNAUDITED)

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)





                                                  ----------------------------------------------------------------

                                                                             PORTFOLIO

------------------------------------------------------------------------------------------------------------------

                                                       AST                                              NEUBERGER&

                                                     PUTNAM       LORD ABBETT                  AST        BERMAN

                                                  INTERNATIONAL   GROWTH AND      JANCAP      MONEY      MID-CAP

                                                     EQUITY         INCOME        GROWTH      MARKET      VALUE

                                                  -------------   -----------   ----------   --------   ----------


ASSETS

   Investments in securities at value (A).......    $515,594      $1,110,121    $2,232,683   $816,316    $216,036

   Cash in bank, including foreign currency

     holdings...................................       1,809             630            --          8          --

   Net receivable for forward foreign currency

     exchange contracts purchased...............         341              --            --         --          --

   Net receivable for forward foreign currency

     exchange contracts sold....................          --              --            --         --          --

   Receivable for:

     Securities sold............................      14,748           5,051         4,117         --       2,712

     Dividends and interest.....................       1,988           2,204         1,880      3,784         257

     Fund shares sold...........................           7               5         4,421      7,983         760

     Futures variation margin...................          --              --            --         --          --

   Other assets.................................          38              --             6          2           1

   Unrealized appreciation on interest rate swap

     agreements.................................          --              --            --         --          --

                                                    --------      ----------    ----------   --------    --------

       TOTAL ASSETS.............................     534,525       1,118,011     2,243,107    828,093     219,766

                                                    --------      ----------    ----------   --------    --------

LIABILITIES

   Cash overdraft...............................          --              --            --         --          --

   Net payable for forward foreign currency

     exchange contracts purchased...............          --              --            90         --          --

   Net payable for forward foreign currency

     exchange contracts sold....................       1,002              --            15         --          --

   Written options outstanding, at value........          --              --            --         --          --

   Payable for:

     Securities purchased.......................      17,542          10,169            --         --       4,255

     Fund shares redeemed.......................         156              36           131         20           1

     Futures variation margin...................          --              --            --         --          --

     Advisory fees..............................         229             356           827         97          84

     Shareholder servicing fees.................          42              89           168         79          16

     Accrued expenses...........................         294             108           155        147          44

     Accrued dividends..........................          --              --            --      3,795          --

                                                    --------      ----------    ----------   --------    --------

       TOTAL LIABILITIES........................      19,265          10,758         1,386      4,318       4,400

                                                    --------      ----------    ----------   --------    --------

NET ASSETS......................................    $515,260      $1,107,253    $2,241,721   $823,775    $215,366

                                                    ========      ==========    ==========   ========    ========

COMPONENTS OF NET ASSETS

Common stock (unlimited number of shares

 authorized, $.001 par value per share).........    $     22      $       52    $       76   $    824    $     16

Additional paid-in capital......................     390,852         861,118     1,319,905    822,918     192,799

Undistributed net investment income (loss)......       3,762           7,111         2,738         --       2,511

Accumulated net realized gain (loss) on

 investments....................................      30,975          70,244        66,617         33      26,384

Accumulated net unrealized appreciation

 (depreciation) on investments..................      89,649         168,728       852,385         --      (6,344)

                                                    --------      ----------    ----------   --------    --------

NET ASSETS......................................    $515,260      $1,107,253    $2,241,721   $823,775    $215,366

                                                    ========      ==========    ==========   ========    ========

Shares of common stock outstanding..............      22,462          52,400        76,163    823,742      16,318

Net asset value, offering and redemption price

 per share......................................    $  22.94      $    21.13    $    29.43   $   1.00    $  13.20

                                                    ========      ==========    ==========   ========    ========

(A) Investments at cost.........................    $425,204      $  941,393    $1,380,192   $816,316    $222,380

                                                    ========      ==========    ==========   ========    ========




--------------------------------------------------------------------------------



See Notes to Financial Statements.



--------------------------------------------------------------------------------------------------------------------------

                                                        PORTFOLIO

--------------------------------------------------------------------------------------------------------------------------

                              T. ROWE      PIMCO                                  T. ROWE         T. ROWE      NEUBERGER&

      AST                      PRICE       TOTAL     INVESCO      FOUNDERS         PRICE           PRICE         BERMAN

     PUTNAM     FEDERATED      ASSET       RETURN     EQUITY      CAPITAL      INTERNATIONAL   INTERNATIONAL     MID-CAP

    BALANCED   HIGH YIELD    ALLOCATION     BOND      INCOME    APPRECIATION      EQUITY           BOND          GROWTH

    --------   -----------   ----------   --------   --------   ------------   -------------   -------------   -----------


    $398,022    $552,797      $266,533    $861,747   $754,919     $272,642       $451,601        $132,130       $225,360

       2,047          --           187       1,607      1,028            1         25,701           5,515             --

          31          --            --          --         --           --             --              81             --

          --          --            --          --         --           --             --              --             --

       8,073       1,946           290           2         --          676            341               4             --

       1,829       9,066         1,895       5,986      3,361           33          1,061           3,466             60

         265       2,714             5       1,417        954            5             11              32            270

         362          --            --         648         --           --             --              --             --

           1         330            --           2          2            1              2               1              1

          --          --            --          91         --           --             --              --             --

    --------    --------      --------    --------   --------     --------       --------        --------       --------

     410,630     566,853       268,910     871,500    760,264      273,358        478,717         141,229        225,691

    --------    --------      --------    --------   --------     --------       --------        --------       --------

          --          --            --          --         --           --             --              --             --

          --          --            --          --         --           --             --              --             --

          42          --            --           4         --           --              2              --             --

          --          --            --          15         --           --             --              --             --

      10,409       4,765           149     173,814     12,596        3,458            424              --          7,771

          --          28           280         269         64           73            489              45             --

          --          --            --          --         --           --             --              --             --

         136         246            65         158        225          127            200              --             73

          33          45            22          58         60           21             39              12             16

         134          --            85          94         92           57            132              98             52

          --          --            --          --         --           --             --              --             --

    --------    --------      --------    --------   --------     --------       --------        --------       --------

      10,754       5,084           601     174,412     13,037        3,736          1,286             155          7,912

    --------    --------      --------    --------   --------     --------       --------        --------       --------

    $399,876    $561,769      $268,309    $697,088   $747,227     $269,622       $477,431        $141,074       $217,779

    ========    ========      ========    ========   ========     ========       ========        ========       ========

    $     30    $     44      $     17    $     61   $     44     $     15       $     36        $     14       $     13

     338,856     522,851       210,799     664,617    585,954      216,179        379,929         140,888        177,029

       4,979      20,601         3,369      16,992      7,163         (723)         2,521           8,578           (111)

      21,383       4,710           775       7,751     31,085        7,685          2,746          (7,112)        35,071

      34,628      13,563        53,349       7,667    122,981       46,466         92,199          (1,294)         5,777

    --------    --------      --------    --------   --------     --------       --------        --------       --------

    $399,876    $561,769      $268,309    $697,088   $747,227     $269,622       $477,431        $141,074       $217,779

    ========    ========      ========    ========   ========     ========       ========        ========       ========

      29,396      43,770        16,398      60,987     43,806       15,268         36,041          13,797         12,832

    $  13.60    $  12.83      $  16.36    $  11.43   $  17.06     $  17.66       $  13.25        $  10.23       $  16.97

    ========    ========      ========    ========   ========     ========       ========        ========       ========

    $364,032    $539,234      $213,180    $856,035   $631,938     $226,176       $359,253        $133,480       $219,583

    ========    ========      ========    ========   ========     ========       ========        ========       ========




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



STATEMENTS OF ASSETS AND LIABILITIES



JUNE 30, 1998 (UNAUDITED)

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)





                                                  -------------------------------------------------------

                                                                         PORTFOLIO

---------------------------------------------------------------------------------------------------------

                                                              T. ROWE     PIMCO     ROBERTSON

                                                               PRICE     LIMITED    STEPHENS    AST JANUS

                                                  FOUNDERS    NATURAL    MATURITY    VALUE +    OVERSEAS

                                                  PASSPORT   RESOURCES     BOND      GROWTH      GROWTH

                                                  --------   ---------   --------   ---------   ---------


ASSETS

   Investments in securities at value (A).......  $133,686   $  99,919   $399,795   $290,325    $517,723

   Cash in bank, including foreign currency

     holdings...................................        --          15         --         --         823

   Net receivable for forward foreign currency

     exchange contracts purchased...............        --          --         --         --          --

   Net receivable for forward foreign currency

     exchange contracts sold....................        --          --         --         --         667

   Receivable for:

     Securities sold............................     1,574         563     60,900     11,528       3,934

     Dividends and interest.....................       135         139      3,084        105         447

     Fund shares sold...........................         1          --         --          8         563

     Futures variation margin...................        --          --          1         --          --

   Other assets.................................         1           1          1          1           1

   Unrealized appreciation on interest rate swap

     agreements.................................        --          --         50         --          --

                                                  --------    --------   --------   --------    --------

       TOTAL ASSETS.............................   135,397     100,637    463,831    301,967     524,158

                                                  --------    --------   --------   --------    --------

LIABILITIES

   Cash overdraft...............................       268          --         --         --          --

   Net payable for forward foreign currency

     exchange contracts purchased...............         1          --         --         --         728

   Net payable for forward foreign currency

     exchange contracts sold....................         1          --         --         --          --

   Written options outstanding, at value........        --          --         --         --          --

   Payable for:

     Securities purchased.......................       495          --    162,279     14,160      21,747

     Fund shares redeemed.......................       413          54        707        858          --

     Futures variation margin...................        --          --         --         --          --

     Advisory fees..............................        65          43         72        131         244

     Shareholder servicing fees.................        11           8         25         22          39

     Accrued expenses...........................        81          42         66         46         106

     Accrued dividends..........................        --          --         --         --          --

                                                  --------    --------   --------   --------    --------

       TOTAL LIABILITIES........................     1,335         147    163,149     15,217      22,864

                                                  --------    --------   --------   --------    --------

NET ASSETS......................................  $134,062   $ 100,490   $300,682   $286,750    $501,294

                                                  ========    ========   ========   ========    ========

COMPONENTS OF NET ASSETS

Common stock (unlimited number of shares

 authorized, $.001 par value per share).........  $      9    $      7    $    28   $     19    $     34

Additional paid-in capital......................   100,733      94,937    291,834    238,597     416,837

Undistributed net investment income (loss)......       590         472      8,802       (872)      1,937

Accumulated net realized gain (loss) on

 investments....................................    (1,173)      8,268     (1,574)     5,126       2,264

Accumulated net unrealized appreciation

 (depreciation) on investments..................    33,903      (3,194)     1,592     43,880      80,222

                                                  --------    --------   --------   --------    --------

NET ASSETS......................................  $134,062   $ 100,490   $300,682   $286,750    $501,294

                                                  ========    ========   ========   ========    ========

Shares of common stock outstanding..............     9,323       7,219     27,986     19,298      34,424

Net asset value, offering and redemption price

 per share......................................  $  14.38   $   13.92    $ 10.74   $  14.86    $  14.56

                                                  ========    ========   ========   ========    ========

(A) Investments at cost.........................  $ 99,780   $ 103,110   $398,397   $246,445    $437,272

                                                  ========    ========   ========   ========    ========




--------------------------------------------------------------------------------



See Notes to Financial Statements.



----------------------------------------------------------------------------------------------------------------

                                                   PORTFOLIO

----------------------------------------------------------------------------------------------------------------

    AST PUTNAM   TWENTIETH     TWENTIETH       T. ROWE                            LORD      BANKERS

      VALUE       CENTURY       CENTURY      PRICE SMALL   MARSICO    COHEN &    ABBETT      TRUST

     GROWTH &    STRATEGIC   INTERNATIONAL     COMPANY     CAPITAL    STEERS    SMALL CAP   ENHANCED   STEIN ROE

      INCOME     BALANCED       GROWTH          VALUE       GROWTH    REALTY      VALUE       500       VENTURE

    ----------   ---------   -------------   -----------   --------   -------   ---------   --------   ---------


     $161,582     $51,222       $68,980       $309,172     $322,682   $24,849    $29,569    $110,952    $5,094

           51          --            23             --           76       967      1,397         402        88

           --          --             7             --           --        --         --          --        --

           --          --            12             --           --        --         --          --        --

        2,974         188           264             --        3,051       275         54         368        32

          335         239           137            328           58       113         16         119         1

          524         181           270            468        2,207       114      1,148       2,699        43

           --          --            --             47           --        --         --          --        --

            1          --            --              1           --        --         --          --        --

           --          --            --             --           --        --         --          --        --

     --------     -------       -------       --------     --------   -------    -------    --------    ------

      165,467      51,830        69,693        310,016      328,074    26,318     32,184     114,540     5,258

     --------     -------       -------       --------     --------   -------    -------    --------    ------

           --          --            --             --           --        --         --          --        --

           --          --            --             --           19        --         --          --        --

           --          --            --             --           --        --         --          --        --

           --          --            --             --           --        --         --          --        --

          589       1,321         6,181            359       13,909       212      2,115         163       282

           --          --            --              7           --        --         --          --        --

           --          --            --             --           --        --         --         121        --

           60          20            32            127           95        12         11          15         1

           13           4             5             24           20         2          2           8        --

           89          23            26             55           36         4          6          38         4

           --          --            --             --           --        --         --          --        --

     --------     -------       -------       --------     --------   -------    -------    --------    ------

          751       1,368         6,244            572       14,079       230      2,134         345       287

     --------     -------       -------       --------     --------   -------    -------    --------    ------

     $164,716     $50,462       $63,449       $309,444     $313,995   $26,088    $30,050    $114,195    $4,971

     ========     =======       =======       ========     ========   =======    =======    ========    ======

     $     13     $     4       $     4       $     24     $     24   $     2    $     3    $     10    $    1

      148,398      43,787        53,899        289,989      282,961    26,694     30,497     101,323     5,457

          716         379           220            930          197       290        (18)        510        (6)

        5,981         558         3,348          2,269        5,030       (78)       (23)      7,179        (3)

        9,608       5,734         5,978         16,232       25,783      (820)      (409)      5,173      (478)

     --------     -------       -------       --------     --------   -------    -------    --------    ------

     $164,716     $50,462       $63,449       $309,444     $313,995   $26,088    $30,050    $114,195    $4,971

     ========     =======       =======       ========     ========   =======    =======    ========    ======

       12,663       3,938         4,418         23,654       23,784     2,754      2,770       9,760       541

     $  13.01     $ 12.81       $ 14.36       $  13.08     $  13.20   $  9.47    $ 10.85    $  11.70    $ 9.18

     ========     =======       =======       ========     ========   =======    =======    ========    ======

     $151,974     $45,488       $63,016       $293,153     $296,894   $25,669    $29,978    $106,149    $5,572

     ========     =======       =======       ========     ========   =======    =======    ========    ======




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

(AMOUNTS IN THOUSANDS)





                                               -------------------------------------------------------------

                                                                         PORTFOLIO

------------------------------------------------------------------------------------------------------------

                                                                                                  NEUBERGER&

                                                AST PUTNAM     LORD ABBETT                AST       BERMAN

                                               INTERNATIONAL   GROWTH AND     JANCAP     MONEY     MID-CAP

                                                  EQUITY         INCOME       GROWTH    MARKET      VALUE

                                               -------------   -----------   --------   -------   ----------


INVESTMENT INCOME

   Interest..................................     $   387        $   749     $  7,181   $21,190    $    396

   Dividends.................................       5,995         11,058        4,963        --       2,979

                                                  -------        -------     --------   -------    --------

       Total Investment Income...............       6,382         11,807       12,144    21,190       3,375

                                                  -------        -------     --------   -------    --------

EXPENSES

   Investment advisory fees..................       2,062          3,865        8,256     1,675         691

   Shareholder servicing fees................         236            516          917       372          95

   Administration and accounting fees........         169            227          268       201          95

   Custodian fees............................         131             54           99        49          20

   Professional fees.........................          10             22           40        16           4

   Trustees' fees and expenses...............           4             10           17         7           2

   Insurance expenses........................           2              4            6         3           1

   Miscellaneous expenses....................           6              8           14         5           1

                                                  -------        -------     --------   -------    --------

       Total Expenses........................       2,620          4,706        9,617     2,328         909

       Less: Advisory fee waivers and expense

         reimbursements......................          --            (10)        (211)      (95)         --

                                                  -------        -------     --------   -------    --------

       Net Expenses..........................       2,620          4,696        9,406     2,233         909

                                                  -------        -------     --------   -------    --------

Net Investment Income (Loss).................       3,762          7,111        2,738    18,957       2,466

                                                  -------        -------     --------   -------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON

 INVESTMENTS

   Net realized gain (loss) on:

       Securities............................      31,157         70,452       66,549        33      26,521

       Foreign currency transactions.........      (1,402)            --          534        --          --

       Futures contracts.....................          --             --           --        --          --

       Option contracts......................          --             --           --        --          --

                                                  -------        -------     --------   -------    --------

   Net realized gain (loss)..................      29,755         70,452       67,083        33      26,521

                                                  -------        -------     --------   -------    --------

   Net change in unrealized appreciation

     (depreciation) on:

       Securities............................      54,188         16,225      472,295        --     (32,273)

       Futures contracts.....................          --             --           --        --          --

       Written option contracts..............          --             --           --        --          --

       Interest rate swaps...................          --             --           --        --          --

       Translation of assets and liabilities

         denominated in foreign currencies...       1,230             --         (181)       --          --

                                                  -------        -------     --------   -------    --------

   Net change in unrealized appreciation

     (depreciation)..........................      55,418         16,225      472,114        --     (32,273)

                                                  -------        -------     --------   -------    --------

   Net gain (loss) on investments............      85,173         86,677      539,197        33      (5,752)

                                                  -------        -------     --------   -------    --------

   Net Increase (Decrease) in Net Assets

     Resulting from Operations...............     $88,935        $93,788     $541,935   $18,990    $ (3,286)

                                                  =======        =======     ========   =======    ========




--------------------------------------------------------------------------------



See Notes to Financial Statements.



----------------------------------------------------------------------------------------------------------------------

                                                      PORTFOLIO

----------------------------------------------------------------------------------------------------------------------

                             T. ROWE      PIMCO                                                             NEUBERGER&

      AST                     PRICE       TOTAL    INVESCO     FOUNDERS     T. ROWE PRICE   T. ROWE PRICE     BERMAN

     PUTNAM    FEDERATED      ASSET      RETURN    EQUITY      CAPITAL      INTERNATIONAL   INTERNATIONAL    MID-CAP

    BALANCED   HIGH YIELD   ALLOCATION    BOND     INCOME    APPRECIATION      EQUITY           BOND          GROWTH

    --------   ----------   ----------   -------   -------   ------------   -------------   -------------   ----------


    $ 4,970     $22,356      $ 3,560     $19,651   $ 6,341     $   620         $   268         $4,210        $   581

      1,937         645        1,162           6     3,962         192           5,702             --            402

    -------     -------      -------     -------   -------     -------         -------         ------        -------

      6,907      23,001        4,722      19,657    10,303         812           5,970          4,210            983

    -------     -------      -------     -------   -------     -------         -------         ------        -------

      1,419       1,891        1,028       2,068     2,536       1,234           2,388            544            851

        192         252          121         318       338         137             239             68            107

        155         173          112         190       194         122             170             68            103

        112          27           24          55        38          27             137             66             22

          8          11            5          14        15           6              11              3              5

          3           5            2           6         6           3               4              1              2

          1           2            1           2         2           1               2             --              1

         36          38           33          12        11           5              28             11              3

    -------     -------      -------     -------   -------     -------         -------         ------        -------

      1,926       2,399        1,326       2,665     3,140       1,535           2,979            761          1,094

         --          --           --          --        --          --              --             --             --

    -------     -------      -------     -------   -------     -------         -------         ------        -------

      1,926       2,399        1,326       2,665     3,140       1,535           2,979            761          1,094

    -------     -------      -------     -------   -------     -------         -------         ------        -------

      4,981      20,602        3,396      16,992     7,163        (723)          2,991          3,449           (111)

    -------     -------      -------     -------   -------     -------         -------         ------        -------

     18,021       4,724          749       3,432    31,085       7,706           5,502          1,659         36,131

         67          --            2         400        --          (6)            346         (3,480)            --

      3,343          --           --       5,209        --          --              --             --             --

         --          --           --          --        --          --              --             --             --

    -------     -------      -------     -------   -------     -------         -------         ------        -------

     21,431       4,724          751       9,041    31,085       7,700           5,848         (1,821)        36,131

    -------     -------      -------     -------   -------     -------         -------         ------        -------

      3,931      (6,232)      20,430         222    28,220       4,182          49,397          1,253          1,896

        901          --           --         611        --          --              --             --             --

         --          --           --         128        --          --              --             --             --

         --          --           --         (98)       --          --              --             --             --

        137          --           (2)     (1,502)       --          (1)           (119)            63             --

    -------     -------      -------     -------   -------     -------         -------         ------        -------

      4,969      (6,232)      20,428        (639)   28,220       4,181          49,278          1,316          1,896

    -------     -------      -------     -------   -------     -------         -------         ------        -------

     26,400      (1,508)      21,179       8,402    59,305      11,881          55,126           (505)        38,027

    -------     -------      -------     -------   -------     -------         -------         ------        -------

    $31,381     $19,094      $24,575     $25,394   $66,468     $11,158         $58,117         $2,944        $37,916

    =======     =======      =======     =======   =======     =======         =======         ======        =======




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

(AMOUNTS IN THOUSANDS)





                                               -------------------------------------------------------

                                                                      PORTFOLIO

------------------------------------------------------------------------------------------------------

                                                           T. ROWE     PIMCO     ROBERTSON

                                                            PRICE     LIMITED    STEPHENS    AST JANUS

                                               FOUNDERS    NATURAL    MATURITY    VALUE +    OVERSEAS

                                               PASSPORT   RESOURCES     BOND      GROWTH      GROWTH

                                               --------   ---------   --------   ---------   ---------


INVESTMENT INCOME

   Interest..................................  $   552     $   104    $ 9,981     $   134     $   988

   Dividends.................................      573         981         --         620       3,170

                                               -------     -------    -------     -------     -------

       Total Investment Income...............    1,125       1,085      9,981         754       4,158

                                               -------     -------    -------     -------     -------

EXPENSES

   Investment advisory fees..................      629         493        968       1,340       1,835

   Shareholder servicing fees................       63          55        149         134         184

   Administration and accounting fees........       63          55        129         120         147

   Custodian fees............................       69          22         27          19         106

   Professional fees.........................        3           2          7           6           8

   Trustees' fees and expenses...............        1           1          3           3           3

   Insurance expenses........................       --          --          1           1           1

   Miscellaneous expenses....................        5           5          8           3          14

                                               -------     -------    -------     -------     -------

       Total Expenses........................      833         633      1,292       1,626       2,298

       Less: Advisory fee waivers and expense

         reimbursements......................       --          --         --          --          --

                                               -------     -------    -------     -------     -------

       Net Expenses..........................      833         633      1,292       1,626       2,298

                                               -------     -------    -------     -------     -------

Net Investment Income (Loss).................      292         452      8,689        (872)      1,860

                                               -------     -------    -------     -------     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON

 INVESTMENTS

   Net realized gain (loss) on:

       Securities............................    2,378       8,286       (532)      9,828       4,548

       Foreign currency transactions.........      (85)        (13)        --          --         393

       Futures contracts.....................       --          --        (15)         --          --

       Option contracts......................       --          --         --          --          --

                                               -------     -------    -------     -------     -------

   Net realized gain (loss)..................    2,293       8,273       (547)      9,828       4,941

                                               -------     -------    -------     -------     -------

   Net change in unrealized appreciation

     (depreciation) on:

       Securities............................   22,682      (5,894)      (762)     35,361      66,676

       Future contracts......................       --          --         (5)         --          --

       Written option contracts..............       --          --         --          --          --

       Interest rate swaps...................       --          --         19          --          --

       Translation of assets and liabilities

         denominated in foreign currencies...        5          (3)      (248)         --         (90)

                                               -------     -------    -------     -------     -------

   Net change in unrealized appreciation

     (depreciation)..........................   22,687      (5,897)      (996)     35,361      66,586

                                               -------     -------    -------     -------     -------

   Net gain (loss) on investments............   24,980       2,376     (1,543)     45,189      71,527

                                               -------     -------    -------     -------     -------

   Net Increase (Decrease) in Net Assets

     Resulting from Operations...............  $25,272     $ 2,828    $ 7,146     $44,317     $73,387

                                               =======     =======    =======     =======     =======




--------------------------------------------------------------------------------

(1) Commenced operations on January 2, 1998.



See Notes to Financial Statements.



----------------------------------------------------------------------------------------------------------------------

                                                      PORTFOLIO

----------------------------------------------------------------------------------------------------------------------

                   TWENTIETH     TWENTIETH     T. ROWE PRICE                           LORD      BANKERS

     AST PUTNAM     CENTURY       CENTURY          SMALL       MARSICO    COHEN &     ABBETT      TRUST

    VALUE GROWTH   STRATEGIC   INTERNATIONAL      COMPANY      CAPITAL    STEERS     SMALL CAP   ENHANCED   STEIN ROE

      & INCOME     BALANCED       GROWTH           VALUE       GROWTH    REALTY(1)   VALUE(1)     500(1)    VENTURE(1)

    ------------   ---------   -------------   -------------   -------   ---------   ---------   --------   ----------


      $   161       $  484        $   82          $  766       $  459      $  24       $  24     $   181      $   5

        1,303           80           590           1,591          456        357          30         661          6

      -------       ------        ------          ------       -------     -----       -----     -------      -----

        1,464          564           672           2,357          915        381          54         842         11

      -------       ------        ------          ------       -------     -----       -----     -------      -----

          533          161           226           1,155          579         72          52         248         11

           71           19            23             128           64          7           5          41          1

           71           25            35             117           63          8           7          21          7

           66           12            95              18            6          3           7          61          6

            3            1             1               5            3         --          --           2         --

            1            1            --               2            1         --          --           1         --

           --           --            --               1           --         --          --          --         --

            3            2             8               4            2          1           1          10          1

      -------       ------        ------          ------       -------     -----       -----     -------      -----

          748          221           388           1,430          718         91          72         384         26

           --            4            --              --           --         --          --         (52)        (9)

      -------       ------        ------          ------       -------     -----       -----     -------      -----

          748          225           388           1,430          718         91          72         332         17

      -------       ------        ------          ------       -------     -----       -----     -------      -----

          716          339           284             927          197        290         (18)        510         (6)

      -------       ------        ------          ------       -------     -----       -----     -------      -----

        6,011          967         3,786           2,438        5,049        (78)        (23)      4,960         (3)

           --           (2)           71              --          (19)        --          --          --         --

           --           --            --            (167)          --         --          --       2,219         --

           --           --            --              --           --         --          --          --         --

      -------       ------        ------          ------       -------     -----       -----     -------      -----

        6,011          965         3,857           2,271        5,030        (78)        (23)      7,179         (3)

      -------       ------        ------          ------       -------     -----       -----     -------      -----

        3,966        3,904         4,593            (789)      25,765       (820)       (409)      4,804       (478)

           --           --            --             213           --         --          --         369         --

           --           --            --              --           --         --          --          --         --

           --           --            --              --           --         --          --          --         --

           --           --           (80)             --           (5)        --          --          --         --

      -------       ------        ------          ------       -------     -----       -----     -------      -----

        3,966        3,904         4,513            (576)      25,760       (820)       (409)      5,173       (478)

      -------       ------        ------          ------       -------     -----       -----     -------      -----

        9,977        4,869         8,370           1,695       30,790       (898)       (432)     12,352       (481)

      -------       ------        ------          ------       -------     -----       -----     -------      -----

      $10,693       $5,208        $8,654          $2,622       $30,987     $(608)      $(450)    $12,862      $(487)

      =======       ======        ======          ======       =======     =====       =====     =======      =====




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



STATEMENTS OF CHANGES IN NET ASSETS



(AMOUNTS IN THOUSANDS)





                                                        ------------------------------------------------------------------

                                                                                    PORTFOLIO

                                                        ------------------------------------------------------------------

                                                        AST PUTNAM INTERNATIONAL EQUITY     LORD ABBETT GROWTH AND INCOME

                                                        -------------------------------    -------------------------------

                                                         SIX MONTHS                         SIX MONTHS

                                                            ENDED           YEAR ENDED         ENDED           YEAR ENDED

                                                        JUNE 30, 1998      DECEMBER 31,    JUNE 30, 1998      DECEMBER 31,

                                                         (UNAUDITED)           1997         (UNAUDITED)           1997

                                                        -------------      ------------    -------------      ------------


FROM OPERATIONS

    Net investment income (loss)....................      $  3,762          $   3,398       $    7,111         $  11,541

    Net realized gain (loss) on investments.........        29,755             49,254           70,452            50,708

    Net change in unrealized appreciation

      (depreciation) on investments.................        55,418             10,077           16,225            81,537

                                                          --------          ---------       ----------         ---------

      Net Increase (Decrease) in Net Assets from

         Operations.................................        88,935             62,729           93,788           143,786

                                                          --------          ---------       ----------         ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends to shareholders from net investment

      income........................................        (4,058)            (5,413)         (11,541)           (7,379)

    Distributions to shareholders from capital

      gains.........................................       (47,200)           (17,443)         (50,708)          (13,267)

                                                          --------          ---------       ----------         ---------

      Total Dividends and Distributions to

         Shareholders...............................       (51,258)           (22,856)         (62,249)          (20,646)

                                                          --------          ---------       ----------         ---------

CAPITAL SHARE TRANSACTIONS

    Proceeds from shares sold.......................        65,648            125,193          145,078           426,438

    Net asset value of shares issued in reinvestment

      of dividends and distributions................        51,258             22,856           62,249            20,647

    Cost of shares redeemed.........................       (51,593)          (121,863)         (68,599)         (163,736)

                                                          --------          ---------       ----------         ---------

      Increase (Decrease) in Net Assets from Capital

         Share Transactions.........................        65,313             26,186          138,728           283,349

                                                          --------          ---------       ----------         ---------

         Total Increase (Decrease) in Net Assets....       102,990             66,059          170,267           406,489

NET ASSETS

    Beginning of Period.............................       412,270            346,211          936,986           530,497

                                                          --------          ---------       ----------         ---------

    End of Period...................................      $515,260          $ 412,270       $1,107,253         $ 936,986

                                                          ========          =========       ==========         =========

SHARES ISSUED AND REDEEMED

    Shares sold.....................................         2,933              6,183            6,941            22,448

    Shares issued in reinvestment of dividends and

      distributions.................................         2,483              1,229            3,057             1,185

    Shares redeemed.................................        (2,319)            (6,057)          (3,248)           (8,879)

                                                          --------          ---------       ----------         ---------

      Net Increase (Decrease) in Shares

         Outstanding................................         3,097              1,355            6,750            14,754

                                                          ========          =========       ==========         =========




--------------------------------------------------------------------------------



See Notes to Financial Statements.



  -------------------------------------------------------------------------------------------------------------------------

                                                          PORTFOLIO

  -------------------------------------------------------------------------------------------------------------------------

                                                                      NEUBERGER&BERMAN

         JANCAP GROWTH                 AST MONEY MARKET                MID-CAP VALUE               AST PUTNAM BALANCED

  ----------------------------   ----------------------------   ----------------------------   ----------------------------

   SIX MONTHS                     SIX MONTHS                     SIX MONTHS                     SIX MONTHS

      ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED

  JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,

   (UNAUDITED)        1997        (UNAUDITED)        1997        (UNAUDITED)        1997        (UNAUDITED)        1997

  -------------   ------------   -------------   ------------   -------------   ------------   -------------   ------------


   $    2,738      $    3,000     $    18,957    $    33,089      $  2,466        $  4,517       $  4,981        $  8,977

       67,083          84,851              33             61        26,521          16,140         21,431          22,004

      472,114         199,524              --             --       (32,273)         13,829          4,969          21,963

   ----------      ----------     -----------    -----------      --------        --------       --------        --------

      541,935         287,375          18,990         33,150        (3,286)         34,486         31,381          52,944

   ----------      ----------     -----------    -----------      --------        --------       --------        --------

       (3,000)         (2,524)        (18,957)       (33,089)       (4,472)         (3,604)        (8,979)         (6,615)

      (85,067)        (42,072)            (61)           (80)      (16,201)         (5,148)       (21,996)        (30,342)

   ----------      ----------     -----------    -----------      --------        --------       --------        --------

      (88,067)        (44,596)        (19,018)       (33,169)      (20,673)         (8,752)       (30,975)        (36,957)

   ----------      ----------     -----------    -----------      --------        --------       --------        --------

      570,045         862,306       1,589,682      2,492,066        83,956          90,589         25,935          42,308

       88,067          44,596          18,400         31,988        20,673           8,752         30,974          36,957

     (381,861)       (530,403)     (1,544,167)    (2,313,617)      (66,447)        (47,070)       (15,030)        (24,140)

   ----------      ----------     -----------    -----------      --------        --------       --------        --------

      276,251         376,499          63,915        210,437        38,182          52,271         41,879          55,125

   ----------      ----------     -----------    -----------      --------        --------       --------        --------

      730,119         619,278          63,887        210,418        14,223          78,005         42,285          71,112

    1,511,602         892,324         759,888        549,470       201,143         123,138        357,591         286,479

   ----------      ----------     -----------    -----------      --------        --------       --------        --------

   $2,241,721      $1,511,602     $   823,775    $   759,888      $215,366        $201,143       $399,876        $357,591

   ==========      ==========     ===========    ===========      ========        ========       ========        ========

       21,975          40,825       1,589,682      2,492,065         6,153           6,689          1,915           3,259

        3,601           2,311          18,400         31,988         1,531             711          2,361           3,095

      (14,715)        (25,329)     (1,544,167)    (2,313,617)       (4,644)         (3,718)        (1,106)         (1,850)

   ----------      ----------     -----------    -----------      --------        --------       --------        --------

       10,861          17,807          63,915        210,436         3,040           3,682          3,170           4,504

   ==========      ==========     ===========    ===========      ========        ========       ========        ========




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



STATEMENTS OF CHANGES IN NET ASSETS



(AMOUNTS IN THOUSANDS)





                                                       ------------------------------------------------------------------

                                                                                   PORTFOLIO

                                                       ------------------------------------------------------------------

                                                            FEDERATED HIGH YIELD          T. ROWE PRICE ASSET ALLOCATION

                                                       -------------------------------    -------------------------------

                                                        SIX MONTHS                         SIX MONTHS

                                                           ENDED           YEAR ENDED         ENDED           YEAR ENDED

                                                       JUNE 30, 1998      DECEMBER 31,    JUNE 30, 1998      DECEMBER 31,

                                                        (UNAUDITED)           1997         (UNAUDITED)           1997

                                                       -------------      ------------    -------------      ------------


FROM OPERATIONS

    Net investment income (loss).....................    $ 20,602           $ 27,616        $  3,396           $  4,904

    Net realized gain (loss) on investments..........       4,724              1,491             751                889

    Net change in unrealized appreciation

      (depreciation) on investments..................      (6,232)            10,886          20,428             21,216

                                                         --------           --------        --------           --------

      Net Increase (Decrease) in Net Assets from

         Operations..................................      19,094             39,993          24,575             27,009

                                                         --------           --------        --------           --------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends to shareholders from net investment

      income.........................................     (27,617)           (10,610)         (4,904)            (2,585)

    Distributions to shareholders from capital

      gains..........................................      (1,506)            (1,263)           (863)            (2,403)

                                                         --------           --------        --------           --------

      Total Dividends and Distributions to

         Shareholders................................     (29,123)           (11,873)         (5,767)            (4,988)

                                                         --------           --------        --------           --------

CAPITAL SHARE TRANSACTIONS

    Proceeds from shares sold........................     173,059            269,597          37,444             74,080

    Net asset value of shares issued in reinvestment

      of dividends and distributions.................      29,123             11,874           5,767              4,987

    Cost of shares redeemed..........................     (64,804)           (80,433)         (6,785)            (8,162)

                                                         --------           --------        --------           --------

      Increase (Decrease) in Net Assets from Capital

         Share Transactions..........................     137,378            201,038          36,426             70,905

                                                         --------           --------        --------           --------

         Total Increase (Decrease) in Net Assets.....     127,349            229,158          55,234             92,926

NET ASSETS

    Beginning of Period..............................     434,420            205,262         213,075            120,149

                                                         --------           --------        --------           --------

    End of Period....................................    $561,769           $434,420        $268,309           $213,075

                                                         ========           ========        ========           ========

SHARES ISSUED AND REDEEMED

    Shares sold......................................      13,346             21,771           2,369              5,224

    Shares issued in reinvestment of dividends and

      distributions..................................       2,302              1,000             371                377

    Shares redeemed..................................      (5,017)            (6,550)           (424)              (570)

                                                         --------           --------        --------           --------

      Net Increase (Decrease) in Shares

         Outstanding.................................      10,631             16,221           2,316              5,031

                                                         ========           ========        ========           ========




--------------------------------------------------------------------------------



See Notes to Financial Statements.



----------------------------------------------------------------------------------------------------------------------------------

                                                            PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------

  PIMCO TOTAL RETURN BOND         INVESCO EQUITY INCOME       FOUNDERS CAPITAL APPRECIATION    T. ROWE PRICE INTERNATIONAL EQUITY

----------------------------   ----------------------------   ------------------------------   -----------------------------------

 SIX MONTHS                     SIX MONTHS                      SIX MONTHS                       SIX MONTHS

    ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED         YEAR ENDED          ENDED             YEAR ENDED

JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998    DECEMBER 31,     JUNE 30, 1998        DECEMBER 31,

 (UNAUDITED)        1997        (UNAUDITED)        1997        (UNAUDITED)         1997          (UNAUDITED)             1997

-------------   ------------   -------------   ------------   --------------   -------------   ---------------      --------------


  $ 16,992        $ 25,494       $   7,163      $  12,069        $   (723)       $   (777)        $   2,991            $   3,315

     9,041          16,378          31,085         30,597           7,700          13,327             5,848                8,709

      (639)          3,629          28,220         52,553           4,181           4,903            49,278               (3,621)

  --------        --------       ---------      ---------        --------        --------         ---------            ---------

    25,394          45,501          66,468         95,219          11,158          17,453            58,117                8,403

  --------        --------       ---------      ---------        --------        --------         ---------            ---------

   (25,494)        (15,321)        (12,069)        (7,141)             --              --            (3,315)              (2,360)

   (13,415)             --         (30,597)        (9,950)        (12,821)             --           (10,843)              (2,682)

  --------        --------       ---------      ---------        --------        --------         ---------            ---------

   (38,909)        (15,321)        (42,666)       (17,091)        (12,821)             --           (14,158)              (5,042)

  --------        --------       ---------      ---------        --------        --------         ---------            ---------

   143,961         239,491         220,938        325,090          45,030         159,953           128,714              303,075

    38,909          15,321          42,666         17,091          12,821              --            14,158                5,042

   (44,367)        (72,902)       (142,284)      (166,884)        (64,824)       (119,216)         (173,856)            (249,581)

  --------        --------       ---------      ---------        --------        --------         ---------            ---------

   138,503         181,910         121,320        175,297          (6,973)         40,737           (30,984)              58,536

  --------        --------       ---------      ---------        --------        --------         ---------            ---------

   124,988         212,090         145,122        253,425          (8,636)         58,190            12,975               61,897

   572,100         360,010         602,105        348,680         278,258         220,068           464,456              402,559

  --------        --------       ---------      ---------        --------        --------         ---------            ---------

  $697,088        $572,100       $ 747,227      $ 602,105        $269,622        $278,258         $ 477,431            $ 464,456

  ========        ========       =========      =========        ========        ========         =========            =========

    12,555          21,382          13,129         21,367           2,515           9,416             9,910               24,350

     3,502           1,429           2,613          1,227             706              --             1,115                  419

    (3,871)         (6,415)         (8,404)       (11,049)         (3,574)         (6,897)          (13,399)             (19,694)

  --------        --------       ---------      ---------        --------        --------         ---------            ---------

    12,186          16,396           7,338         11,545            (353)          2,519            (2,374)               5,075

  ========        ========       =========      =========        ========        ========         =========            =========




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



STATEMENTS OF CHANGES IN NET ASSETS



(AMOUNTS IN THOUSANDS)





                                                        ------------------------------------------------------------------

                                                                                    PORTFOLIO

                                                        ------------------------------------------------------------------

                                                                 T. ROWE PRICE                    NEUBERGER&BERMAN

                                                              INTERNATIONAL BOND                   MID-CAP GROWTH

                                                        -------------------------------    -------------------------------

                                                         SIX MONTHS                         SIX MONTHS

                                                            ENDED           YEAR ENDED         ENDED           YEAR ENDED

                                                        JUNE 30, 1998      DECEMBER 31,    JUNE 30, 1998      DECEMBER 31,

                                                         (UNAUDITED)           1997         (UNAUDITED)           1997

                                                        -------------      ------------    -------------      ------------


FROM OPERATIONS

    Net investment income (loss)....................      $  3,449           $  5,568        $   (111)         $     122

    Net realized gain (loss) on investments.........        (1,821)            (4,845)         36,131             33,536

    Net change in unrealized appreciation

      (depreciation) on investments.................         1,316             (3,925)          1,896            (11,415)

                                                          --------           --------        --------          ---------

      Net Increase (Decrease) in Net Assets from

         Operations.................................         2,944             (3,202)         37,916             22,243

                                                          --------           --------        --------          ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends to shareholders from net investment

      income........................................          (439)            (1,563)           (122)              (223)

    Distributions to shareholders from capital

      gains.........................................        (1,035)            (2,503)        (34,532)            (1,347)

                                                          --------           --------        --------          ---------

      Total Dividends and Distributions to

         Shareholders...............................        (1,474)            (4,066)        (34,654)            (1,570)

                                                          --------           --------        --------          ---------

CAPITAL SHARE TRANSACTIONS

    Proceeds from shares sold.......................        15,079             57,168          89,552            210,696

    Net asset value of shares issued in reinvestment

      of dividends and distributions................         1,474              4,066          34,654              1,570

    Cost of shares redeemed.........................        (7,357)           (21,793)        (94,739)          (184,136)

                                                          --------           --------        --------          ---------

      Increase (Decrease) in Net Assets from Capital

         Share Transactions.........................         9,196             39,441          29,467             28,130

                                                          --------           --------        --------          ---------

         Total Increase (Decrease) in Net Assets....        10,666             32,173          32,729             48,803

NET ASSETS

    Beginning of Period.............................       130,408             98,235         185,050            136,247

                                                          --------           --------        --------          ---------

    End of Period...................................      $141,074           $130,408        $217,779          $ 185,050

                                                          ========           ========        ========          =========

SHARES ISSUED AND REDEEMED

    Shares sold.....................................         1,466              5,634           5,251             13,595

    Shares issued in reinvestment of dividends and

      distributions.................................           145                405           2,140                109

    Shares redeemed.................................          (716)            (2,152)         (5,700)           (12,032)

                                                          --------           --------        --------          ---------

      Net Increase (Decrease) in Shares

         Outstanding................................           895              3,887           1,691              1,672

                                                          ========           ========        ========          =========




--------------------------------------------------------------------------------



See Notes to Financial Statements.



-----------------------------------------------------------------------------------------------------------------------------

                                                          PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------

                                                                                                      ROBERTSON STEPHENS

     FOUNDERS PASSPORT         T. ROWE PRICE NATURAL RESOURCES    PIMCO LIMITED MATURITY BOND           VALUE + GROWTH

----------------------------   --------------------------------   ----------------------------   ----------------------------

 SIX MONTHS                      SIX MONTHS                        SIX MONTHS                     SIX MONTHS

    ENDED        YEAR ENDED         ENDED          YEAR ENDED         ENDED        YEAR ENDED        ENDED        YEAR ENDED

JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998     DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,

 (UNAUDITED)        1997         (UNAUDITED)          1997         (UNAUDITED)        1997        (UNAUDITED)        1997

-------------   ------------   ---------------   --------------   -------------   ------------   -------------   ------------


  $    292        $    547         $    452         $  1,072        $  8,689        $ 14,491       $   (872)       $   (890)

     2,293          (3,437)           8,273            6,263            (547)            427          9,828          (4,645)

    22,687           5,943           (5,897)          (5,032)           (996)          3,612         35,361           5,704

  --------        --------         --------         --------        --------        --------       --------        --------

    25,272           3,053            2,828            2,303           7,146          18,530         44,317             169

  --------        --------         --------         --------        --------        --------       --------        --------

      (249)           (805)          (1,052)            (417)        (14,378)        (10,857)            --              --

        --            (129)          (6,235)          (2,073)             --              --             --              --

  --------        --------         --------         --------        --------        --------       --------        --------

      (249)           (934)          (7,287)          (2,490)        (14,378)        (10,857)            --              --

  --------        --------         --------         --------        --------        --------       --------        --------

    56,105          74,511           14,265           63,364          57,186         141,511         74,354         265,275

       249             933            7,287            2,489          14,378          10,857             --              --

   (65,253)        (77,268)         (28,557)         (42,246)        (52,292)        (80,412)       (67,569)        (78,586)

  --------        --------         --------         --------        --------        --------       --------        --------

    (8,899)         (1,824)          (7,005)          23,607          19,272          71,956          6,785         186,689

  --------        --------         --------         --------        --------        --------       --------        --------

    16,124             295          (11,464)          23,420          12,040          79,629         51,102         186,858

   117,938         117,643          111,954           88,534         288,642         209,013        235,648          48,790

  --------        --------         --------         --------        --------        --------       --------        --------

  $134,062        $117,938         $100,490         $111,954        $300,682        $288,642       $286,750        $235,648

  ========        ========         ========         ========        ========        ========       ========        ========

     4,248           6,247              964            4,198           5,289          13,311          5,476          20,523

        20              78              527              172           1,360           1,049             --              --

    (4,961)         (6,422)          (1,955)          (2,804)         (4,852)         (7,504)        (4,844)         (6,296)

  --------        --------         --------         --------        --------        --------       --------        --------

      (693)            (97)            (464)           1,566           1,797           6,856            632          14,227

  ========        ========         ========         ========        ========        ========       ========        ========




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



STATEMENTS OF CHANGES IN NET ASSETS



(AMOUNTS IN THOUSANDS)





                                                        ------------------------------------------------------------------

                                                                                    PORTFOLIO

                                                        ------------------------------------------------------------------

                                                                                                  AST PUTNAM VALUE

                                                           AST JANUS OVERSEAS GROWTH               GROWTH & INCOME

                                                        -------------------------------    -------------------------------

                                                         SIX MONTHS                         SIX MONTHS

                                                            ENDED           YEAR ENDED         ENDED           YEAR ENDED

                                                        JUNE 30, 1998      DECEMBER 31,    JUNE 30, 1998      DECEMBER 31,

                                                         (UNAUDITED)         1997(1)        (UNAUDITED)         1997(1)

                                                        -------------      ------------    -------------      ------------


FROM OPERATIONS

    Net investment income (loss)....................      $   1,860          $    452        $    716           $    686

    Net realized gain (loss) on investments.........          4,941            (1,787)          6,011              1,862

    Net change in unrealized appreciation

      (depreciation) on investments.................         66,586            13,636           3,966              5,642

                                                          ---------          --------        --------           --------

      Net Increase (Decrease) in Net Assets from

         Operations.................................         73,387            12,301          10,693              8,190

                                                          ---------          --------        --------           --------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends to shareholders from net investment

      income........................................           (452)               --            (686)                --

    Distributions to shareholders from capital

      gains.........................................           (813)               --          (1,892)                --

                                                          ---------          --------        --------           --------

      Total Dividends and Distributions to

         Shareholders...............................         (1,265)               --          (2,578)                --

                                                          ---------          --------        --------           --------

CAPITAL SHARE TRANSACTIONS

    Proceeds from shares sold.......................        288,796           295,567          49,157            121,563

    Net asset value of shares issued in reinvestment

      of dividends and distributions................          1,265                --           2,578                 --

    Cost of shares redeemed.........................       (116,594)          (52,163)        (12,572)           (12,315)

                                                          ---------          --------        --------           --------

      Increase (Decrease) in Net Assets from Capital

         Share Transactions.........................        173,467           243,404          39,163            109,248

                                                          ---------          --------        --------           --------

         Total Increase (Decrease) in Net Assets....        245,589           255,705          47,278            117,438

NET ASSETS

    Beginning of Period.............................        255,705                --         117,438                 --

                                                          ---------          --------        --------           --------

    End of Period...................................      $ 501,294          $255,705        $164,716           $117,438

                                                          =========          ========        ========           ========

SHARES ISSUED AND REDEEMED

    Shares sold.....................................         21,501            25,962           3,818             10,693

    Shares issued in reinvestment of dividends and

      distributions.................................             99                --             203                 --

    Shares redeemed.................................         (8,718)           (4,420)           (963)            (1,088)

                                                          ---------          --------        --------           --------

      Net Increase (Decrease) in Shares

         Outstanding................................         12,882            21,542           3,058              9,605

                                                          =========          ========        ========           ========




--------------------------------------------------------------------------------



(1) Commenced operations on January 2, 1997.

(2) Commenced operations on December 22, 1997.



See Notes to Financial Statements.



-------------------------------------------------------------------------------------------------------------------------

                                                        PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------

     TWENTIETH CENTURY              TWENTIETH CENTURY                T. ROWE PRICE

     STRATEGIC BALANCED            INTERNATIONAL GROWTH           SMALL COMPANY VALUE           MARSICO CAPITAL GROWTH

----------------------------   ----------------------------   ----------------------------   ----------------------------

 SIX MONTHS                     SIX MONTHS                     SIX MONTHS                     SIX MONTHS

    ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED

JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,

 (UNAUDITED)      1997(1)       (UNAUDITED)      1997(1)       (UNAUDITED)      1997(1)       (UNAUDITED)      1997(2)

-------------   ------------   -------------   ------------   -------------   ------------   -------------   ------------


   $   339        $   273         $   284        $    (92)      $    927        $    949       $    197        $     6

       965           (407)          3,857            (481)         2,271           1,023          5,030              0

     3,904          1,830           4,513           1,465           (576)         16,808         25,760             23

   -------        -------         -------        --------       --------        --------       --------        -------

     5,208          1,696           8,654             892          2,622          18,780         30,987             29

   -------        -------         -------        --------       --------        --------       --------        -------

      (233)            --              --              --           (946)             --             (6)            --

        --             --              --              --         (1,025)             --             --             --

   -------        -------         -------        --------       --------        --------       --------        -------

      (233)            --              --              --         (1,971)             --             (6)            --

   -------        -------         -------        --------       --------        --------       --------        -------

    20,592         29,464          50,272          48,070        140,739         210,455        303,738          9,665

       233             --              --              --          1,971              --              6             --

    (4,285)        (2,213)        (28,602)        (15,837)       (33,813)        (29,339)       (28,029)        (2,395)

   -------        -------         -------        --------       --------        --------       --------        -------

    16,540         27,251          21,670          32,233        108,897         181,116        275,715          7,270

   -------        -------         -------        --------       --------        --------       --------        -------

    21,515         28,947          30,324          33,125        109,548         199,896        306,696          7,299

    28,947             --          33,125              --        199,896              --          7,299             --

   -------        -------         -------        --------       --------        --------       --------        -------

   $50,462        $28,947         $63,449        $ 33,125       $309,444        $199,896       $313,995        $ 7,299

   =======        =======         =======        ========       ========        ========       ========        =======

     1,715          2,754           3,690           4,258         10,554          17,898         25,344            966

        20             --              --              --            146              --              1             --

      (349)          (202)         (2,147)         (1,383)        (2,566)         (2,378)        (2,288)          (239)

   -------        -------         -------        --------       --------        --------       --------        -------

     1,386          2,552           1,543           2,875          8,134          15,520         23,057            727

   =======        =======         =======        ========       ========        ========       ========        =======




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



STATEMENTS OF CHANGES IN NET ASSETS



(AMOUNTS IN THOUSANDS)





                                                           ------------------------------------------------------------------

                                                                                       PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------

                                                              COHEN &         LORD ABBETT     BANKERS TRUST      STEIN ROE

                                                           STEERS REALTY    SMALL CAP VALUE    ENHANCED 500       VENTURE

                                                           --------------   ---------------   --------------   --------------

                                                             SIX MONTHS       SIX MONTHS        SIX MONTHS       SIX MONTHS

                                                               ENDED             ENDED            ENDED            ENDED

                                                           JUNE 30, 1998     JUNE 30, 1998    JUNE 30, 1998    JUNE 30, 1998

                                                           (UNAUDITED)(3)   (UNAUDITED)(3)    (UNAUDITED)(3)   (UNAUDITED)(3)

                                                           --------------   ---------------   --------------   --------------


FROM OPERATIONS

    Net investment income (loss).........................     $   290           $   (18)         $    510          $   (6)

    Net realized gain (loss) on investments..............         (78)              (23)            7,179              (3)

    Net change in unrealized appreciation (depreciation)

      on investments.....................................        (820)             (409)            5,173            (478)

                                                              -------           -------          --------          ------

      Net Increase (Decrease) in Net Assets from

         Operations......................................        (608)             (450)           12,862            (487)

                                                              -------           -------          --------          ------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends to shareholders from net investment

      income.............................................          --                --                --              --

    Distributions to shareholders from capital gains.....          --                --                --              --

                                                              -------           -------          --------          ------

      Total Dividends and Distributions to

         Shareholders....................................          --                --                --              --

                                                              -------           -------          --------          ------

CAPITAL SHARE TRANSACTIONS

    Proceeds from shares sold............................      27,358            32,870           159,204           5,784

    Net asset value of shares issued in reinvestment of

      dividends and distributions........................          --                --                --              --

    Cost of shares redeemed..............................        (662)           (2,370)          (57,871)           (326)

                                                              -------           -------          --------          ------

      Increase (Decrease) in Net Assets from Capital

         Share Transactions..............................      26,696            30,500           101,333           5,458

                                                              -------           -------          --------          ------

         Total Increase (Decrease) in Net Assets.........      26,088            30,050           114,195           4,971

NET ASSETS

    Beginning of Period..................................          --                --                --              --

                                                              -------           -------          --------          ------

    End of Period........................................     $26,088           $30,050          $114,195          $4,971

                                                              =======           =======          ========          ======

SHARES ISSUED AND REDEEMED

    Shares sold..........................................       2,822             2,989            14,897             573

    Shares issued in reinvestment of dividends and

      distributions......................................          --                --                --              --

    Shares redeemed......................................         (68)             (219)           (5,137)            (32)

                                                              -------           -------          --------          ------

      Net Increase (Decrease) in Shares Outstanding......       2,754             2,770             9,760             541

                                                              =======           =======          ========          ======




--------------------------------------------------------------------------------

(3) Commenced operations on January 2, 1998.



See Notes to Financial Statements.

                     [This page intentionally left blank.]

AMERICAN SKANDIA TRUST



FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



---------------------------------------------------------------------------------------------------------------------------------

                                                          INCREASE (DECREASE) FROM

                                                           INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS

                                                   --------------------------------------   -------------------------------------

                                       NET ASSET      NET

                                         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET

                             PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL

        PORTFOLIO            ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS

--------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------


AST Putnam                  06/30/98*   $21.29      $  0.23       $  4.05       $  4.28      $  (0.67)   $  (1.96)    $  (2.63)

  International Equity      12/31/97     19.22         0.22          3.10          3.32         (0.30)      (0.95)       (1.25)

                            12/31/96     18.20         0.16          1.55          1.71         (0.32)      (0.37)       (0.69)

                            12/31/95     17.61         0.14          1.44          1.58            --       (0.99)       (0.99)

                            12/31/94     17.34         0.10          0.36          0.46         (0.03)      (0.16)       (0.19)

                            12/31/93     12.74         0.14          4.46          4.60            --          --           --

Lord Abbett                 06/30/98*   $20.53      $  0.13       $  1.80       $  1.93      $  (0.25)   $  (1.08)    $  (1.33)

  Growth and Income         12/31/97     17.17         0.24          3.76          4.00         (0.23)      (0.41)       (0.64)

                            12/31/96     14.98         0.23          2.48          2.71         (0.17)      (0.35)       (0.52)

                            12/31/95     12.00         0.16          3.22          3.38         (0.20)      (0.20)       (0.40)

                            12/31/94     12.06         0.20          0.06          0.26         (0.12)      (0.20)       (0.32)

                            12/31/93     10.70         0.11          1.35          1.46         (0.04)      (0.06)       (0.10)

JanCap Growth               06/30/98*   $23.15      $  0.04       $  7.53       $  7.57      $  (0.08)   $  (1.21)    $  (1.29)

                            12/31/97     18.79         0.05          5.17          5.22         (0.05)      (0.81)       (0.86)

                            12/31/96     15.40         0.02          4.19          4.21         (0.02)      (0.80)       (0.82)

                            12/31/95     11.22         0.06          4.18          4.24         (0.06)         --        (0.06)

                            12/31/94     11.78         0.06         (0.59)        (0.53)        (0.03)         --        (0.03)

                            12/31/93     10.53         0.03          1.22          1.25            --          --           --

AST Money Market            06/30/98*   $ 1.00      $0.0214       $0.0001       $0.0215      $(0.0214)   $(0.0001)    $(0.0215)

                            12/31/97      1.00       0.0507        0.0002        0.0509       (0.0507)    (0.0002)     (0.0509)

                            12/31/96      1.00       0.0492        0.0005        0.0497       (0.0492)    (0.0005)     (0.0497)

                            12/31/95      1.00       0.0494            --        0.0494       (0.0494)         --      (0.0494)

                            12/31/94      1.00       0.0369            --        0.0369       (0.0367)    (0.0002)     (0.0369)

                            12/31/93      1.00       0.0252            --        0.0252       (0.0252)         --      (0.0252)

Neuberger&Berman            06/30/98*   $15.15      $  0.18       $ (0.45)      $ (0.27)     $  (0.36)   $  (1.32)    $  (1.68)

  Mid-Cap Value             12/31/97     12.83         0.32          2.87          3.19         (0.36)      (0.51)       (0.87)

                            12/31/96     11.94         0.36          0.97          1.33         (0.44)         --        (0.44)

                            12/31/95      9.87         0.40          2.09          2.49         (0.42)         --        (0.42)

                            12/31/94     10.79         0.46         (1.20)        (0.74)        (0.16)      (0.02)       (0.18)

                            12/31/93(2)   10.00        0.17          0.62          0.79            --          --           --

AST Putnam Balanced         06/30/98*   $13.64      $  0.17       $  0.95       $  1.12      $  (0.35)   $  (0.81)    $  (1.16)

                            12/31/97     13.19         0.34          1.84          2.18         (0.31)      (1.42)       (1.73)

                            12/31/96     12.53         0.32          1.02          1.34         (0.25)      (0.43)       (0.68)

                            12/31/95     10.49         0.26          2.06          2.32         (0.28)         --        (0.28)

                            12/31/94     10.57         0.27         (0.26)         0.01         (0.07)      (0.02)       (0.09)

                            12/31/93(2)   10.00        0.08          0.49          0.57            --          --           --




--------------------------  ---------



                            NET ASSET

                              VALUE

                               END

        PORTFOLIO           OF PERIOD

--------------------------  ---------


AST Putnam                   $22.94

  International Equity        21.29

                              19.22

                              18.20

                              17.61

                              17.34

Lord Abbett                  $21.13

  Growth and Income           20.53

                              17.17

                              14.98

                              12.00

                              12.06

JanCap Growth                $29.43

                              23.15

                              18.79

                              15.40

                              11.22

                              11.78

AST Money Market             $ 1.00

                               1.00

                               1.00

                               1.00

                               1.00

                               1.00

Neuberger&Berman             $13.20

  Mid-Cap Value               15.15

                              12.83

                              11.94

                               9.87

                              10.79

AST Putnam Balanced          $13.60

                              13.64

                              13.19

                              12.53

                              10.49

                              10.57




--------------------------------------------------------------------------------

(1) Annualized.

(2) Commenced operations on May 4, 1993.

 *  Unaudited.



See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------

                                                RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME

            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS

    ----------------------------------   --------------------------------   --------------------------------

                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY

             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER

    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE

    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT

    ------   -------------   ---------   --------------   ---------------   --------------   ---------------


    21.53%    $  524,286        59%          1.11%(1)          1.11%(1)          1.59%(1)         1.59%(1)

    18.15%       412,270       116%          1.15%             1.15%             1.04%            1.04%

     9.65%       346,211       124%          1.16%             1.26%             0.88%            0.78%

    10.00%       268,056        59%          1.17%             1.27%             0.88%            0.78%

     2.64%       238,050        49%          1.22%             1.32%             0.55%            0.46%

    36.11%       150,646        32%          1.52%             1.52%             0.28%            0.28%

     9.63%    $1,107,523        35%          0.91%(1)          0.91%(1)          1.38%(1)         1.38%(1)

    23.92%       936,986        41%          0.93%             0.93%             1.60%            1.60%

    18.56%       530,497        43%          0.97%             0.97%             1.92%            1.92%

    28.91%       288,749        50%          0.99%             0.99%             2.50%            2.50%

     2.22%        92,050        60%          1.06%             1.06%             2.45%            2.45%

    13.69%        48,385        57%          1.22%             1.33%             2.05%            1.94%

    33.83%    $2,241,721        21%          1.03%(1)          1.05%(1)          0.30%(1)         0.28%(1)

    28.66%     1,511,563        94%          1.07%             1.07%             0.24%            0.24%

    28.36%       892,324        79%          1.10%             1.10%             0.25%            0.25%

    37.98%       431,321       113%          1.12%             1.12%             0.51%            0.51%

    (4.51%)      245,645        94%          1.18%             1.18%             0.62%            0.62%

    11.87%       157,852        92%          1.22%             1.22%             0.35%            0.35%

     2.58%    $  827,751        N/A          0.60%(1)          0.68%(1)          5.10%(1)         5.02%(1)

     5.18%       759,893        N/A          0.60%             0.69%             5.06%            4.97%

     5.08%       549,470        N/A          0.60%             0.71%             4.87%            4.76%

     5.05%       344,225        N/A          0.60%             0.72%             5.38%            5.26%

     3.75%       288,588        N/A          0.64%             0.76%             3.90%            3.78%

     2.55%       114,074        N/A          0.65%             0.84%             2.53%            2.34%

    (2.03%)   $  215,366       143%          0.96%(1)          0.96%(1)          2.59%(1)         2.59%(1)

    26.42%       201,143        91%          0.90%             0.90%             3.34%            3.34%

    11.53%       123,138        73%          0.93%             0.93%             3.14%            3.14%

    26.13%       107,399        71%          0.93%             0.93%             4.58%            4.58%

    (6.95%)       71,205        54%          0.99%             0.99%             5.11%            5.11%

     7.90%        57,643         5%          1.18%(1)          1.18%(1)          5.09%(1)         5.09%(1)

     8.62%    $  399,876        82%          1.00%(1)          1.00%(1)          2.59%(1)         2.59%(1)

    18.28%       357,589       170%          1.03%             1.03%             2.81%            2.81%

    11.23%       286,479       276%          0.94%             0.94%             2.66%            2.66%

    22.60%       255,206       161%          0.94%             0.94%             3.28%            3.28%

     0.09%       145,624        87%          0.99%             0.99%             3.08%            3.08%

     5.70%        91,591        46%          1.13%(1)          1.13%(1)          2.53%(1)         2.53%(1)

------------------------------------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



-------------------------------------------------------------------------------------------------------------------------------

                                                        INCREASE (DECREASE) FROM

                                                         INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS

                                                 --------------------------------------   -------------------------------------

                                     NET ASSET      NET

                                       VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET

                          PERIOD     BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL

PORTFOLIO                 ENDED      OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS

-----------------------  --------    ---------   ----------   ------------   ----------   ----------   --------   -------------


Federated High Yield     06/30/98*    $13.11       $ 0.40        $ 0.12        $ 0.52       $(0.76)     $(0.04)      $(0.80)

                         12/31/97      12.13         0.75          0.83          1.58        (0.54)      (0.06)       (0.60)

                         12/31/96      11.14         0.56          0.90          1.46        (0.47)         --        (0.47)

                         12/31/95       9.69         0.38          1.46          1.84        (0.39)         --        (0.39)

                         12/31/94()(3)   10.00       0.55         (0.86)        (0.31)          --          --           --

T. Rowe Price            06/30/98*    $15.13       $ 0.19        $ 1.43        $ 1.62       $(0.33)     $(0.06)      $(0.39)

  Asset Allocation       12/31/97      13.27         0.33          2.03          2.36        (0.26)      (0.24)       (0.50)

                         12/31/96      12.01         0.27          1.28          1.55        (0.25)      (0.04)       (0.29)

                         12/31/95       9.94         0.26          2.02          2.28        (0.21)         --        (0.21)

                         12/31/94()(3)   10.00       0.21         (0.27)        (0.06)          --          --           --

PIMCO Total              06/30/98*    $11.72       $ 0.25        $ 0.21        $ 0.46       $(0.51)     $(0.24)      $(0.75)

  Return Bond            12/31/97      11.11         0.49          0.57          1.06        (0.45)         --        (0.45)

                         12/31/96      11.34         0.46         (0.10)         0.36        (0.28)      (0.31)       (0.59)

                         12/31/95       9.75         0.25          1.55          1.80        (0.21)         --        (0.21)

                         12/31/94()(3)   10.00       0.26         (0.51)        (0.25)          --          --           --

INVESCO Equity           06/30/98*    $16.51       $ 0.15        $ 1.53        $ 1.68       $(0.32)     $(0.81)      $(1.13)

  Income                 12/31/97      13.99         0.31          2.84          3.15        (0.26)      (0.37)       (0.63)

                         12/31/96      12.50         0.27          1.79          2.06        (0.24)      (0.33)       (0.57)

                         12/31/95       9.75         0.25          2.65          2.90        (0.15)         --        (0.15)

                         12/31/94(3)   10.00         0.16         (0.41)        (0.25)          --          --           --

Founders Capital         06/30/98*    $17.81       $(0.05)       $ 0.75        $ 0.70       $   --      $(0.85)      $(0.85)

  Appreciation           12/31/97      16.80        (0.05)         1.06          1.01           --          --           --

                         12/31/96      14.25        (0.03)         2.85          2.82           --       (0.27)       (0.27)

                         12/31/95      10.84        (0.04)         3.54          3.50        (0.09)         --        (0.09)

                         12/31/94(3)   10.00         0.11          0.73          0.84           --          --           --

T. Rowe Price            06/30/98*    $12.09       $ 0.08        $ 1.45        $ 1.53       $(0.14)     $(0.23)      $(0.37)

  International Equity   12/31/97      12.07         0.08          0.09          0.17        (0.07)      (0.08)       (0.15)

                         12/31/96      10.65         0.06          1.44          1.50        (0.08)         --        (0.08)

                         12/31/95       9.62         0.07          0.99          1.06        (0.01)      (0.02)       (0.03)

                         12/31/94(3)   10.00         0.02         (0.40)        (0.38)          --          --           --

T. Rowe Price            06/30/98*    $10.11       $ 0.22        $ 0.01        $ 0.23       $(0.03)     $(0.08)      $(0.11)

  International Bond     12/31/97      10.90         0.36         (0.73)        (0.37)       (0.16)      (0.26)       (0.42)

                         12/31/96      10.60         0.23          0.38          0.61        (0.14)      (0.17)       (0.31)

                         12/31/95       9.68         0.31          0.75          1.06        (0.14)         --        (0.14)

                         12/31/94(4)   10.00         0.27         (0.59)        (0.32)          --          --           --




-----------------------  ---------



                         NET ASSET

                           VALUE

                            END

PORTFOLIO                OF PERIOD

-----------------------  ---------


Federated High Yield      $12.83

                           13.11

                           12.13

                           11.14

                            9.69

T. Rowe Price             $16.36

  Asset Allocation         15.13

                           13.27

                           12.01

                            9.94

PIMCO Total               $11.43

  Return Bond              11.72

                           11.11

                           11.34

                            9.75

INVESCO Equity            $17.06

  Income                   16.51

                           13.99

                           12.50

                            9.75

Founders Capital          $17.66

  Appreciation             17.81

                           16.80

                           14.25

                           10.84

T. Rowe Price             $13.25

  International Equity     12.09

                           12.07

                           10.65

                            9.62

T. Rowe Price             $10.23

  International Bond       10.11

                           10.90

                           10.60

                            9.68




--------------------------------------------------------------------------------

(1) Annualized.

(3) Commenced operations on January 4, 1994.

(4) Commenced operations on May 3, 1994.

 *  Unaudited.



See Notes to Financial Statements.



--------------------------------------------------------------------------------------------------------

                                            RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME

        SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS

----------------------------------   --------------------------------   --------------------------------

                                     AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY

         NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER

TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE

RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT

------   -------------   ---------   --------------   ---------------   --------------   ---------------


 4.07%     $561,769         21%          0.95%(1)          0.95%(1)          8.17%(1)         8.17%(1)

13.59%      434,420         28%          0.98%             0.98%             8.83%            8.83%

13.58%      205,262         43%          1.03%             1.03%             8.02%            8.02%

19.57%       83,692         30%          1.11%             1.11%             8.72%            8.72%

(3.10%)      21,308         41%          1.15%(1)          1.34%(1)          9.06%(1)         8.87%(1)

10.84%     $268,309          6%          1.10%(1)          1.10%(1)          2.81%(1)         2.81%(1)

18.40%      213,075         10%          1.13%             1.13%             2.95%            2.95%

13.14%      120,149         31%          1.20%             1.20%             3.02%            3.02%

23.36%       59,399         18%          1.25%             1.29%             3.53%            3.49%

(0.60%)      23,463         32%          1.25%(1)          1.47%(1)          3.64%(1)         3.42%(1)

 4.09%     $697,088        130%          0.84%(1)          0.84%(1)          5.34%(1)         5.34%(1)

 9.87%      572,100        320%          0.86%             0.86%             5.56%            5.56%

 3.42%      360,010        403%          0.89%             0.89%             5.38%            5.38%

18.78%      225,335        124%          0.89%             0.89%             5.95%            5.95%

(2.50%)      46,493        139%          1.02%(1)          1.02%(1)          5.57%(1)         5.57%(1)

10.49%     $747,227         34%          0.93%(1)          0.93%(1)          2.12%(1)         2.12%(1)

23.33%      602,105         73%          0.95%             0.95%             2.54%            2.54%

17.09%      348,680         58%          0.98%             0.98%             2.83%            2.83%

30.07%      176,716         89%          0.98%             0.98%             3.34%            3.34%

(2.50%)      65,201         63%          1.14%(1)          1.14%(1)          3.41%(1)         3.41%(1)

 3.79%     $269,622         59%          1.12%(1)          1.12%(1)         (0.53%)(1)       (0.53%)(1)

 6.01%      278,258         77%          1.13%             1.13%            (0.32%)          (0.32%)

20.05%      220,068         69%          1.16%             1.16%            (0.38%)          (0.38%)

32.56%       90,460         68%          1.22%             1.22%            (0.28%)          (0.28%)

 8.40%       28,559        198%          1.30%(1)          1.55%(1)          2.59%(1)         2.34%(1)

12.84%     $477,431         12%          1.25%(1)          1.25%(1)          1.25%(1)         1.25%(1)

 1.36%      464,531         19%          1.26%             1.26%             0.71%            0.71%

14.17%      402,559         11%          1.30%             1.30%             0.84%            0.84%

11.09%      195,667         17%          1.33%             1.33%             1.03%            1.03%

(3.80%)     108,751         16%          1.75%(1)          1.77%(1)          0.45%(1)         0.43%(1)

 2.40%     $141,074         48%          1.12%(1)          1.12%(1)          5.07%(1)         5.07%(1)

(3.42%)     130,408        173%          1.11%             1.11%             4.73%            4.73%

 5.98%       98,235        241%          1.21%             1.21%             5.02%            5.02%

11.10%       45,602        325%          1.53%             1.53%             6.17%            6.17%

(3.20%)      15,218        163%          1.68%(1)          1.68%(1)          7.03%(1)         7.03%(1)

--------------------------------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST



FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



----------------------------------------------------------------------------------------------------------------------------------

                                                           INCREASE (DECREASE) FROM

                                                            INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS

                                                    --------------------------------------   -------------------------------------

                                        NET ASSET      NET

                                          VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET

                              PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL

         PORTFOLIO            ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS

---------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------


Neuberger&Berman             06/30/98*   $16.61       $(0.01)       $ 2.98        $ 2.97       $(0.01)     $(2.60)      $(2.61)

  Mid-Cap Growth             12/31/97     14.39         0.01          2.36          2.37        (0.02)      (0.13)       (0.15)

                             12/31/96     12.40         0.01          2.01          2.02        (0.03)         --        (0.03)

                             12/31/95      9.97         0.04          2.40          2.44        (0.01)         --        (0.01)

                             12/31/94(5)   10.00        0.01         (0.04)        (0.03)          --          --           --

Founders Passport            06/30/98*   $11.78       $ 0.03        $ 2.60        $ 2.63       $(0.03)     $   --       $(0.03)

                             12/31/97     11.63         0.05          0.19          0.24        (0.08)      (0.01)       (0.09)

                             12/31/96     10.33         0.09          1.24          1.33        (0.03)         --        (0.03)

                             12/31/95(6)   10.00        0.03          0.30          0.33           --          --           --

T. Rowe Price                06/30/98*   $14.57       $ 0.07        $ 0.29        $ 0.36       $(0.14)     $(0.87)      $(1.01)

  Natural Resources          12/31/97     14.47         0.14          0.35          0.49        (0.07)      (0.32)       (0.39)

                             12/31/96     11.11         0.05          3.35          3.40        (0.02)      (0.02)       (0.04)

                             12/31/95(6)   10.00        0.04          1.07          1.11           --          --           --

PIMCO Limited                06/30/98*   $11.02       $ 0.30        $(0.05)       $ 0.25       $(0.53)     $   --       $(0.53)

  Maturity Bond              12/31/97     10.81         0.55          0.22          0.77        (0.56)         --        (0.56)

                             12/31/96     10.47         0.56         (0.15)         0.41        (0.05)      (0.02)       (0.07)

                             12/31/95(6)   10.00        0.05          0.42          0.47           --          --           --

Robertson Stephens           06/30/98*   $12.62       $(0.05)       $ 2.29        $ 2.24       $   --      $   --       $   --

  Value + Growth             12/31/97     10.99        (0.05)         1.68          1.63           --          --           --

                             12/31/96(7)   10.00       (0.01)         1.00          0.99           --          --           --

AST Janus Overseas           06/30/98*   $11.87       $ 0.06        $ 2.68        $ 2.74       $(0.05)     $   --       $(0.05)

  Growth                     12/31/97(8)   10.00        0.02          1.85          1.87           --          --           --

AST Putnam Value             06/30/98*   $12.23       $ 0.05        $ 0.98        $ 1.03       $(0.07)     $(0.18)      $(0.25)

  Growth & Income            12/31/97(8)   10.00        0.07          2.16          2.23           --          --           --

Twentieth Century            06/30/98*   $11.34       $ 0.07        $ 1.48        $ 1.55       $(0.08)     $   --       $(0.08)

  Strategic Balanced         12/31/97(8)   10.00        0.11          1.23          1.34           --          --           --

Twentieth Century            06/30/98*   $11.52       $ 0.08        $ 2.76        $ 2.84       $   --      $   --       $   --

  International Growth       12/31/97(8)   10.00       (0.03)         1.55          1.52           --          --           --

T. Rowe Price Small          06/30/98*   $12.88       $ 0.03        $ 0.28        $ 0.31       $(0.05)     $(0.06)      $(0.11)

  Company Value              12/31/97(8)   10.00        0.06          2.82          2.88           --          --           --

Marsico Capital Growth       06/30/98*   $10.03       $   --        $ 3.17        $ 3.17       $   --      $   --       $   --

                             12/31/97(9)   10.00        0.01          0.02          0.03           --          --           --




---------------------------  ---------



                             NET ASSET

                               VALUE

                                END

         PORTFOLIO           OF PERIOD

---------------------------  ---------


Neuberger&Berman              $16.97

  Mid-Cap Growth               16.61

                               14.39

                               12.40

                                9.97

Founders Passport             $14.38

                               11.78

                               11.63

                               10.33

T. Rowe Price                 $13.92

  Natural Resources            14.57

                               14.47

                               11.11

PIMCO Limited                 $10.74

  Maturity Bond                11.02

                               10.81

                               10.47

Robertson Stephens            $14.86

  Value + Growth               12.62

                               10.99

AST Janus Overseas            $14.56

  Growth                       11.87

AST Putnam Value              $13.01

  Growth & Income              12.23

Twentieth Century             $12.81

  Strategic Balanced           11.34

Twentieth Century             $14.36

  International Growth         11.52

T. Rowe Price Small           $13.08

  Company Value                12.88

Marsico Capital Growth        $13.20

                               10.03




--------------------------------------------------------------------------------

(1) Annualized.

(5) Commenced operations on October 20, 1994.

(6) Commenced operations on May 2, 1995.

(7) Commenced operations on May 2, 1996.

(8) Commenced operations on January 2, 1997.

(9) Commenced operations on December 22, 1997.

 *  Unaudited.



See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------

                                                RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME

            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS

    ----------------------------------   --------------------------------   --------------------------------

                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY

             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER

    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE

    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT

    ------   -------------   ---------   --------------   ---------------   --------------   ---------------


    18.63%     $217,779        143%          1.02%(1)          1.02%(1)         (0.10%)(1)       (0.10%)(1)

    16.68%      185,050        305%          0.99%             0.99%             0.07%            0.07%

    16.34%      136,247        156%          1.01%             1.01%             0.24%            0.24%

    24.42%       45,979         84%          1.17%             1.17%             0.70%            0.70%

    (0.30%)       3,030          5%          1.25%(1)          1.70%(1)          1.41%(1)         0.97%(1)

    22.32%     $134,062         26%          1.32%(1)          1.32%(1)          0.46%(1)         0.46%(1)

     2.03%      117,938         73%          1.35%             1.35%             0.43%            0.43%

    12.91%      117,643        133%          1.36%             1.36%             1.25%            1.25%

     3.30%       28,455          4%          1.46%(1)          1.46%(1)          0.94%(1)         0.94%(1)

     2.54%     $100,490         32%          1.16%(1)          1.16%(1)          0.83%(1)         0.83%(1)

     3.39%      111,954         44%          1.16%             1.16%             0.98%            0.98%

    30.74%       88,534         31%          1.30%             1.30%             1.08%            1.08%

    11.10%        9,262          2%          1.35%(1)          1.80%(1)          1.28%(1)         0.83%(1)

     2.39%     $300,682        128%          0.87%(1)          0.87%(1)          5.84%(1)         5.84%(1)

     7.46%      288,642         54%          0.88%             0.88%             5.71%            5.71%

     3.90%      209,013        247%          0.89%             0.89%             5.69%            5.69%

     4.70%      161,940        205%          0.89%(1)          0.89%(1)          4.87%(1)         4.87%(1)

    17.75%     $286,750         95%          1.21%(1)          1.21%(1)         (0.65%)(1)       (0.65%)(1)

    14.83%      235,648        219%          1.23%             1.23%            (0.59%)          (0.59%)

     9.90%       48,790         77%          1.33%(1)          1.33%(1)         (0.56%)(1)       (0.56%)(1)

    23.15%     $501,294         45%          1.25%(1)          1.25%(1)          1.01%(1)         1.01%(1)

    18.70%      255,705         94%          1.35%(1)          1.35%(1)          0.36%(1)         0.36%(1)

     8.43%     $164,716         51%          1.05%(1)          1.05%(1)          1.01%(1)         1.01%(1)

    22.30%      117,438         81%          1.23%(1)          1.23%(1)          1.24%(1)         1.24%(1)

    13.74%     $ 50,462         55%          1.18%(1)          1.18%(1)          1.78%(1)         1.78%(1)

    13.40%       28,947         76%          1.25%(1)          1.35%(1)          2.02%(1)         1.92%(1)

    24.85%     $ 63,449        120%          1.72%(1)          1.72%(1)          1.26%(1)         1.26%(1)

    15.10%       33,082        171%          1.75%(1)          1.75%(1)         (0.58%)(1)       (0.58%)(1)

     2.38%     $309,444          6%          1.11%(1)          1.11%(1)          0.72%(1)         0.72%(1)

    28.80%      199,896          7%          1.16%(1)          1.16%(1)          1.20%(1)         1.20%(1)

    31.62%     $313,995         69%          1.11%(1)          1.11%(1)          0.31%(1)         0.31%(1)

     0.30%        7,299          --          1.00%(1)          1.00%(1)          3.62%(1)         3.62%(1)




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



---------------------------------------------------------------------------------------------

                                                              INCREASE (DECREASE) FROM

                                                               INVESTMENT OPERATIONS

                                                       --------------------------------------

                                           NET ASSET      NET

                                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM

                                PERIOD     BEGINNING     INCOME     & UNREALIZED   INVESTMENT

          PORTFOLIO             ENDED      OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS

-----------------------------  --------    ---------   ----------   ------------   ----------


Cohen & Steers Realty          06/30/98(10)  $10.00      $ 0.11        $(0.64)       $(0.53)

Lord Abbett Small Cap Value    06/30/98(10)  $10.00      $(0.01)       $ 0.86        $ 0.85

Bankers Trust Enhanced 500     06/30/98(10)  $10.00      $ 0.05        $ 1.65        $ 1.70

Stein Roe Venture              06/30/98(10)  $10.00      $(0.01)       $(0.81)       $(0.82)




-----------------------------  -------------------------------------------------



                                        LESS DISTRIBUTIONS

                               -------------------------------------

                                                                       NET ASSET

                                FROM NET    FROM NET                     VALUE

                               INVESTMENT   REALIZED       TOTAL          END

          PORTFOLIO              INCOME      GAINS     DISTRIBUTIONS   OF PERIOD

-----------------------------  ----------   --------   -------------   ---------


Cohen & Steers Realty            $   --      $   --       $   --        $ 9.47

Lord Abbett Small Cap Value      $   --      $   --       $   --        $10.85

Bankers Trust Enhanced 500       $   --      $   --       $   --        $11.70

Stein Roe Venture                $   --      $   --       $   --        $ 9.18




--------------------------------------------------------------------------------

 (1) Annualized.

(10) Commenced operations on January 2, 1998 (Unaudited).



See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------

                                                RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME

            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS

    ----------------------------------   --------------------------------   --------------------------------

                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY

             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER

    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE

    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT

    ------   -------------   ---------   --------------   ---------------   --------------   ---------------


    (5.20%)    $ 26,088         33%          1.27%(1)          1.27%(1)          4.04%(1)         4.04%(1)

     8.50%     $ 30,050         14%          1.32%(1)          1.32%(1)         (0.33%)(1)       (0.33%)(1)

    17.00%     $114,195        119%          0.80%(1)          0.93%(1)          1.23%(1)         1.10%(1)

    (8.20%)    $  4,971         33%          1.35%(1)          2.13%(1)         (0.46%)(1)       (1.24%)(1)




--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST



NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998 (UNAUDITED)



--------------------------------------------------------------------------------

1.  ORGANIZATION



American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The

Trust was organized on October 31, 1988 as a Massachusetts business trust. The

Trust operates as a series company and, at June 30, 1998, issued 28 classes of shares of beneficial interest: AST Putnam International Equity Portfolio

("Putnam International Equity"), Lord Abbett Growth and Income Portfolio

("Growth and Income"), JanCap Growth Portfolio ("Growth"), AST Money Market

Portfolio ("Money Market"), Neuberger&Berman Mid-Cap Value Portfolio ("Mid-Cap

Value") (formerly, Federated Utility Income Portfolio), AST Putnam Balanced

Portfolio ("Balanced"), Federated High Yield Portfolio ("High Yield"), T. Rowe

Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond

Portfolio ("Total Return Bond"), INVESCO Equity Income Portfolio ("Equity

Income"), Founders Capital Appreciation Portfolio ("Capital Appreciation"), T.

Rowe Price International Equity Portfolio ("T. Rowe International Equity"), T.

Rowe Price International Bond Portfolio ("International Bond"), Neuberger&Berman

Mid-Cap Growth Portfolio ("Mid-Cap Growth") (formerly, Berger Capital Growth

Portfolio), Founders Passport Portfolio ("Passport"), T. Rowe Price Natural

Resources Portfolio ("Natural Resources"), PIMCO Limited Maturity Bond Portfolio

("Limited Maturity Bond"), Robertson Stephens Value + Growth Portfolio ("Value +

Growth"), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST Putnam

Value Growth & Income Portfolio ("Value Growth & Income"), Twentieth Century

Strategic Balanced Portfolio ("Strategic Balanced"), Twentieth Century

International Growth Portfolio ("International Growth"), T. Rowe Price Small

Company Value Portfolio ("Small Company Value"), Marsico Capital Growth

Portfolio ("Capital Growth"), Cohen & Steers Realty Portfolio ("Realty"), Lord

Abbett Small Cap Value Portfolio ("Small Cap Value"), Bankers Trust Enhanced 500

Portfolio ("Enhanced 500"), and Stein Roe Venture Portfolio ("Venture")

(collectively the "Portfolios").



2.  SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of significant accounting policies followed by the

Trust, in conformity with generally accepted accounting principals, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



Security Valuation



Portfolio securities are valued at the close of trading on the New York Stock

Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.



Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------



Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of

Trustees.



Foreign Currency Translation



Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.



Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.



Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities,

resulting from changes in exchange rates.



Foreign Currency Exchange Contracts



A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S.

dollars.



FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.



Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.



Futures Contracts and Options



A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.



An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option)

or sell (in the case of a put option) the underlying security of the contract.

The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from

--------------------------------------------------------------------------------



writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.



Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.



Repurchase Agreements



A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date.

The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.



Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the

Portfolio may be delayed or prevented from exercising its right to dispose of the securities.



Swap Agreements



A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped"

between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract.

Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.



Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and

interest rate collars, under which a party sells a cap and purchases a floor or vice versa.



Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation,

could affect the Portfolios's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



Investment Transactions and Investment Income



Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis.

Dividend income is recorded on the ex-dividend date. Corporate actions,

including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available,

--------------------------------------------------------------------------------



as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.



Distributions to Shareholders



Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market,

dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually.

Distributions to shareholders are recorded on the ex-dividend date.



3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES



The Portfolios have entered into investment management agreements with American

Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:

Putnam Investment Management, Inc. for Putnam International Equity, Balanced,

and Value Growth & Income; Lord Abbett & Co. for Growth and Income and Small Cap

Value; Janus Capital Corporation for Growth and Overseas Growth; J. P. Morgan

Investment Management Inc. for Money Market; Federated Investment Counseling for

High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural

Resources, and Small Company Value; Pacific Investment Management Co. for Total

Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity

Income; Founders Asset Management LLC for Capital Appreciation and Passport;

Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T.

Rowe International Equity and International Bond; Neuberger&Berman Management

Incorporated for Mid-Cap Value and Mid-Cap Growth; Robertson, Stephens & Company

Investment Management, L.P. for Value + Growth; American Century Investment

Management, Inc. for Strategic Balanced and International Growth; Marsico

Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management,

Inc. for Realty; Bankers Trust Company for Enhanced 500; and Stein Roe & Farnham

Incorporated for Venture.



The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .90%, .75%, .75%, .85%, .65%, .75%,

 .90%, 1.00%, .80%, .90%, 1.00%, .90%, .65%, 1.00%, 1.00%, .75%, .85%, 1.00%,

 .90%, .90%, 1.00%, 0.95%, .60%, and .95% of the average daily net assets of the

Putnam International Equity, Growth and Income, Growth, Money Market, Mid-Cap

Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income,

Capital Appreciation, T. Rowe International Equity, International Bond, Mid-Cap

Growth, Passport, Natural Resources, Limited Maturity Bond, Value + Growth,

Overseas Growth, Value Growth & Income, Strategic Balanced, International

Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Enhanced

500, and Venture Portfolios, respectively. The fees for Putnam International

Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Mid-Cap Value are at the rate of .85% for average daily net assets in excess of $1 billion, for Balanced are at the rate of .70% for average daily net assets in excess of $300 million, and for Mid-Cap Growth are at the rate of

 .85% for average daily net assets in excess of $1 billion. During the six months ended June 30, 1998, the Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio, 0.05% from its fee for the Growth Portfolio on average daily net assets in excess of $1 billion, and, since

--------------------------------------------------------------------------------



February 11, 1998, .05% from its fee for the Growth and Income Portfolio on average daily net assets in excess of $1 billion.



The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,

 .50%, .30%, .50%, .65%, .75%, .40%, .45%, .60%, .60%, .30%, .60%, .65%, .45%,

 .50%, .70%, .60%, .45%, .60%, .50%, .17%, and .50% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money

Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return

Bond, Equity Income, Capital Appreciation, T. Rowe International Equity,

International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited

Maturity Bond, Value + Growth, Overseas Growth, Value Growth & Income, Strategic

Balanced, International Growth, Small Company Value, Capital Growth, Realty,

Small Cap Value, Enhanced 500, and Venture Portfolios, respectively. The

Sub-advisors for the Growth, Money Market, and T. Rowe International Equity

Portfolios are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable by the Investment

Manager to the Sub-advisors of all Portfolios, other than International Bond,

Capital Growth, Small Cap Value, and Venture, are reduced for Portfolio net assets in excess of specified levels.



On April 29, 1998 the shareholders of the Federated Utility Income and Berger

Capital Growth Portfolios approved new Investment Management and Sub-Advisory

Agreements, effective May 1, 1998. Under the new Sub-Advisory Agreements,

Neuberger&Berman Management Incorporated became Sub-advisor to both Portfolios.

Effective May 1, 1998, the names of the Portfolios were changed from Federated

Utility Income Portfolio to Neuberger&Berman Mid-Cap Value Portfolio and from

Berger Capital Growth Portfolio to Neuberger&Berman Mid-Cap Growth Portfolio.

Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to

Federated Utility Income Portfolio and Berger Associates, Inc. served as

Sub-advisor to Berger Capital Growth Portfolio. Prior to May 1, 1998, the

Investment Manager received a fee, computed daily and paid monthly, based on an annual rate of 0.75% for both the Federated Utility Income and Berger Capital

Growth Portfolios. The fees for Federated Utility Income Portfolio were reduced to .60% for average daily net assets in excess of $50 million. The Investment

Manager paid each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .50% and .55% of the average daily net assets of the Federated

Utility Income and Berger Capital Growth Portfolios, respectively. The annual rates of the fees paid by the Investment Manager to the Sub-advisors of each

Portfolio were reduced for Portfolio net assets in excess of specified levels.



By the terms of the Investment Management Agreement, during the six months ended

June 30, 1998, the Investment Manager reimbursed Money Market in the amount of

$94,845 to prevent its expenses from exceeding an annual rate of .60% of average daily net assets. In addition, the Investment Manager voluntarily reimbursed

Enhanced 500 and Venture in the amount of $52,444 and $9,240, respectively.

Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio within the two year period following such payments. During the six months ended June 30, 1998, Strategic Balanced paid

$3,660 as reimbursement to the Investment Manager.



The Trust has entered into an agreement with American Skandia Life Assurance

Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

--------------------------------------------------------------------------------



Certain officers and Trustees of the Trust are officers or directors of the

Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.



4.  TAX MATTERS



Each Portfolio intends to qualify as a regulated investment company under the

Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.



Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.



Capital Loss Carryforwards



At June 30, 1998, the following Portfolios had, for federal income tax purposes,

capital loss carryforwards available to offset future net realized capital gains.





                                                                                  EXPIRATION

                                                                                 DECEMBER 31,

                                                                            ----------------------

                                                                AMOUNT        2004         2005

                                                              ----------    --------    ----------


Capital Appreciation........................................  $3,166,259    $     --    $3,166,259

Limited Maturity Bond.......................................     606,299     606,299            --

Value + Growth..............................................   3,619,886       7,892     3,611,994

Overseas Growth.............................................   1,943,421          --     1,943,421

Strategic Balanced..........................................     355,092          --       355,092

International Growth........................................     225,626          --       225,626


--------------------------------------------------------------------------------



5.  PORTFOLIO SECURITIES



Purchases and sales of securities, other than short-term obligations, during the period ended June 30, 1998, were as follows ($ in thousands):





                                                       U.S. GOVERNMENT SECURITIES      OTHER SECURITIES

                                                       --------------------------    ---------------------

                                                       PURCHASES        SALES        PURCHASES     SALES

                                                       ----------    ------------    ---------    --------


Putnam International Equity..........................   $     --      $       --     $290,138     $271,313

Growth and Income....................................         --              --      434,894      352,592

Growth...............................................         --              --      602,205      348,415

Mid-Cap Value........................................         --              --      269,903      250,882

Balanced.............................................    117,944         121,728      164,048      142,758

High Yield...........................................         --              --      225,299      100,838

Asset Allocation.....................................      2,813              --       42,327       13,985

Total Return Bond....................................    681,574         572,741      266,556      153,470

Equity Income........................................     13,606           9,751      278,274      209,659

Capital Appreciation.................................         --              --      139,019      136,082

T. Rowe International Equity.........................         --              --       56,478      100,122

International Bond...................................         --              --       60,176       63,312

Mid-Cap Growth.......................................         --              --      348,154      360,010

Passport.............................................         --              --       26,050       30,022

Natural Resources....................................         --              --       31,821       41,597

Limited Maturity Bond................................    422,101         380,203       70,886        8,430

Value + Growth.......................................         --              --      284,764      274,542

Overseas Growth......................................         --              --      285,795      138,229

Value Growth & Income................................         --              --      102,710       64,457

Strategic Balanced...................................     11,794           7,663       23,375       18,561

International Growth.................................         --              --       67,745       50,570

Small Company Value..................................         --              --       98,952       13,719

Capital Growth.......................................         --              --      332,220       81,918

Realty...............................................         --              --       26,193        1,175

Small Cap Value......................................         --              --       27,994        1,733

Enhanced 500.........................................      1,361              --      168,488       76,601

Venture..............................................         --              --        5,827          709


--------------------------------------------------------------------------------



At June 30, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes,

were as follows ($ in thousands):





                                                                                                     NET

                                                                   GROSS           GROSS          UNREALIZED

                                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION

                                                     COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)

                                                  ----------    ------------    ------------    --------------


Putnam International Equity.....................  $  425,204      $102,853        $(12,463)        $ 90,390

Growth and Income...............................     941,393       182,937         (14,209)         168,728

Growth..........................................   1,380,192       862,156          (9,665)         852,491

Money Market....................................     816,316            --              --               --

Mid-Cap Value...................................     222,380         5,674         (12,018)          (6,344)

Balanced........................................     364,032        39,617          (5,628)          33,989

High Yield......................................     539,234        19,735          (6,172)          13,563

Asset Allocation................................     213,180        58,470          (5,117)          53,353

Total Return Bond...............................     856,035         6,321            (610)           5,711

Equity Income...................................     631,938       130,076          (7,096)         122,980

Capital Appreciation............................     226,176        57,777         (11,310)          46,467

T. Rowe International Equity....................  359,253...       126,273         (33,925)          92,348

International Bond..............................     133,480         4,194          (5,544)          (1,350)

Mid-Cap Growth..................................     219,583        13,641          (7,864)           5,777

Passport........................................      99,780        36,511          (2,605)          33,906

Natural Resources...............................     103,110        15,562         (18,753)          (3,191)

Limited Maturity Bond...........................     398,397         2,142            (744)           1,398

Value + Growth..................................     246,445        49,258          (5,378)          43,880

Overseas Growth.................................     437,272        87,932          (7,481)          80,451

Value Growth & Income...........................     151,974        14,135          (4,526)           9,609

Strategic Balanced..............................      45,488         6,137            (402)           5,735

International Growth............................      63,016         6,794            (830)           5,964

Small Company Value.............................     293,153        32,486         (16,467)          16,019

Capital Growth..................................     296,894        27,056          (1,269)          25,787

Realty..........................................      25,669           268          (1,088)            (820)

Small Cap Value.................................      29,978         1,116          (1,525)            (409)

Enhanced 500....................................     106,149         6,540          (1,737)           4,803

Venture.........................................       5,572           126            (604)            (478)


--------------------------------------------------------------------------------



6.  WRITTEN OPTIONS TRANSACTIONS



Written options transactions, during the six months ended June 30, 1998, were as follows:





                                                           TOTAL RETURN BOND         CAPITAL GROWTH

                                                          --------------------    ---------------------

                                                          NOTIONAL

                                                           AMOUNT                 NUMBER OF

                                                           (000)      PREMIUM     CONTRACTS    PREMIUM

                                                          --------    --------    ---------    --------


Balance at beginning of period..........................  $    --     $     --        --       $     --

Written.................................................   95,000      143,336       117        215,858

Expired.................................................       --           --        --             --

Exercised...............................................       --           --        --             --

Closed..................................................       --           --      (117)      (215,858)

                                                          -------     --------      ----       --------

Balance at end of period................................  $95,000     $143,336        --       $     --

                                                          =======     ========      ====       ========




At June 30, 1998, Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.





                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AST Putnam International Equity Portfolio, Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Putnam Balanced Portfolio, Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Berger Capital Growth Portfolio, Founders Passport Portfolio, T. Rowe Price Natural Resources Portfolio, PIMCO Limited Maturity Bond Portfolio, Robertson Stephens Value + Growth Portfolio, AST Janus Overseas Growth Portfolio, AST Putnam Value Growth and Income Portfolio, Twentieth Century Strategic Balanced Portfolio, Twentieth Century International Growth Portfolio, T. Rowe Price Small Company Value Portfolio, and Marsico Capital Growth Portfolio (collectively, the "Portfolios") of American Skandia Trust ("the Trust") as of December 31, 1997, the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodians and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the Portfolios of the Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1998

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1997

                   AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
                    LORD ABBETT GROWTH AND INCOME PORTFOLIO
                            JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                       FEDERATED UTILITY INCOME PORTFOLIO
                         AST PUTNAM BALANCED PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                    T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                       PIMCO TOTAL RETURN BOND PORTFOLIO
                        INVESCO EQUITY INCOME PORTFOLIO
                    FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                  T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                   T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                        BERGER CAPITAL GROWTH PORTFOLIO
                          FOUNDERS PASSPORT PORTFOLIO
                   T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                     PIMCO LIMITED MATURITY BOND PORTFOLIO
                  ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                   AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
                 TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
                TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
                  T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                        MARSICO CAPITAL GROWTH PORTFOLIO

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
FOREIGN STOCK -- 94.3%
AUSTRALIA -- 1.8%
    Australia & New Zealand Banking
      Group Ltd. .....................   491,079  $  3,244,508
    QBE Insurance Group Ltd. .........   901,065     4,055,133
                                                    ----------
                                                     7,299,641
                                                    ----------
AUSTRIA -- 0.5%
    VA Technologie AG ................    13,694     2,076,154
                                                    ----------
BRAZIL -- 0.4%
    Petroleo Brasileiro SA [ADR]
      144A* ..........................    63,600     1,502,550
                                                    ----------
CANADA -- 7.7%
    Bank of Nova Scotia ..............   130,100     6,123,070
    Bombardier, Inc. Cl-B ............   205,000     4,211,681
    CAE, Inc. ........................   203,000     1,588,797
    Magna International, Inc. Cl-A ...    64,800     4,070,250
    National Bank of Canada ..........   325,541     5,368,735
    Newbridge Networks Corp.* ........    74,900     2,619,631
    Northern Telecom Ltd. ............    59,200     5,260,080
    Royal Bank of Canada .............    49,900     2,636,190
                                                    ----------
                                                    31,878,434
                                                    ----------
FINLAND -- 0.4%
    Nokia AB Cl-A ....................    22,861     1,624,688
                                                    ----------
FRANCE -- 14.2%
    Banque Nationale de Paris ........    49,600     2,637,535
    Cetelem ..........................    20,400     2,780,650
    Compagnie Generale des Eaux ......    55,214     7,709,581
    Compagnie Generale des Eaux
      Warrants* ......................    18,820        12,795
    Lafarge SA .......................    78,200     5,133,294
    Michelin C.G.D.E. Cl-B ...........   109,230     5,501,572
    Scor SA ..........................   136,100     6,511,052
    SGS-Thomson Microelectronics NV
      [ADR]* .........................    88,100     5,379,606
    Societe Generale .................    51,451     7,013,099
    Societe Nationale Elf Aquitaine
      SA .............................    64,876     7,548,912
    Societe Television Francaise .....    14,470     1,479,265
    Total SA Cl-B ....................    61,170     6,660,120
                                                    ----------
                                                    58,367,481
                                                    ----------
GERMANY -- 7.4%
    Altana AG ........................    49,120     3,242,722
    Bayer AG .........................   115,866     4,301,381
    Bayerische Motoren Werke AG ......     8,543     6,390,478
    Deutsche Bank AG .................    88,500     6,191,909
    Deutsche Telekom AG ..............   184,900     3,424,379
    Mannesmann AG ....................    10,400     5,223,021
    Veba AG ..........................    27,226     1,854,900
                                                    ----------
                                                    30,628,790
                                                    ----------
HONG KONG -- 2.2%
    Dao Heng Bank Group Ltd. .........   450,500     1,125,048
    Guoco Group Ltd. .................   142,000       347,290
    HSBC Holdings PLC ................   142,903     3,522,654
    Hutchison Whampoa Ltd. ...........   667,000     4,183,669
                                                    ----------
                                                     9,178,661
                                                    ----------

                                        SHARES       VALUE
                                       ---------  ------------
IRELAND -- 4.0%
    Allied Irish Banks PLC ...........   521,427  $  5,053,811
    Bank of Ireland PLC ..............   369,100     5,692,302
    CRH PLC ..........................   481,957     5,646,726
                                                    ----------
                                                    16,392,839
                                                    ----------
ITALY -- 1.4%
    Ente Nazionale Idrocarburi SPA ... 1,027,164     5,827,192
                                                    ----------
JAPAN -- 10.4%
    Canon, Inc. ......................   175,000     4,091,644
    Circle K Japan Co. Ltd. ..........    60,500     2,908,182
    Hirose Electric Ltd. .............    22,200     1,138,846
    Kao Corp. ........................   279,000     4,034,115
    Murata Manufacturing Co. Ltd. ....    64,000     1,614,507
    Nikko Securities Co. Ltd. ........   796,000     2,118,241
    Nomura Securities Co. Ltd. .......   283,000     3,787,232
    Promise Co. Ltd. .................    59,750     3,327,076
    Ricoh Co. Ltd. ...................   147,000     1,831,549
    Rohm Co. .........................    42,000     4,296,226
    Sankyo Co. Ltd. ..................   107,000     2,427,683
    Santen Pharmaceutical Ltd. .......       700         8,076
    Sony Corp. .......................    88,200     7,868,877
    Tokyo Electron Ltd. ..............   103,000     3,311,309
                                                    ----------
                                                    42,763,563
                                                    ----------
MEXICO -- 0.7%
    Cemex SA de CV* ..................   658,700     2,990,448
                                                    ----------
NETHERLANDS -- 5.6%
    ABN Amro Holding NV ..............   163,384     3,183,491
    AKZO Nobel NV ....................    30,226     5,212,536
    ING Groep NV .....................   147,182     6,200,255
    Philips Electronics NV ...........   108,270     6,494,395
    Vendex International NV ..........    35,300     1,948,506
                                                    ----------
                                                    23,039,183
                                                    ----------
PHILIPPINES -- 0.0%
    Philippine Long Distance Telephone
      Co. ............................     6,500       143,363
                                                    ----------
POLAND -- 0.1%
    Bank Handlowy W. Warszawie
      144A* ..........................    24,900       329,427
                                                    ----------
PORTUGAL -- 2.4%
    Banco Totta & Acores SA ..........   122,500     2,408,096
    Electricidade de Portugal SA .....   221,868     4,205,785
    Portugal Telecom SA ..............    67,300     3,126,241
                                                    ----------
                                                     9,740,122
                                                    ----------
SINGAPORE -- 2.4%
    DBS Land Ltd. ....................   491,000       751,825
    Developmental Bank of Singapore
      Ltd. Cl-F ......................   199,000     1,700,713
    Keppel Land Ltd. .................   711,000       978,978
    Overseas -- Chinese Banking Corp.
      Ltd. ...........................   312,000     1,814,664
    Overseas Union Bank Ltd. Cl-F ....   702,000     2,687,277
    United Overseas Bank Ltd. ........   380,000     2,108,680
                                                    ----------
                                                    10,042,137
                                                    ----------

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
SWEDEN -- 3.1%
    Astra AB Cl-A ....................    76,975  $  1,333,953
    Ericsson, (L.M.) Telephone Co.
      Cl-B ...........................   151,045     5,682,491
    Pharmacia & Upjohn, Inc. .........    79,898     2,940,403
    Sandvik AB Cl-B ..................   105,750     3,025,480
                                                    ----------
                                                    12,982,327
                                                    ----------
SWITZERLAND -- 9.8%
    ABB AG ...........................       550       691,954
    Ciba Specialty Chemicals AG* .....    33,885     4,042,364
    Georg Fischer AG .................     2,400     3,290,940
    Julius Baer Holdings AG Cl-B .....     2,870     5,332,488
    Nestle SA ........................     5,591     8,391,004
    Novartis AG ......................     3,172     5,154,187
    Publi Groupe SA ..................    11,786     2,577,720
    Union Bank of Switzerland ........     6,473     9,372,991
    Zurich
      Versicherungs-Gesellschaft .....     2,895     1,381,454
                                                    ----------
                                                    40,235,102
                                                    ----------
UNITED KINGDOM -- 19.8%
    Avis Europe PLC .................. 1,513,531     4,308,365
    B.A.T. Industries PLC ............   749,728     6,834,213
    Bass PLC .........................   367,100     5,705,075
    British Petroleum Co. PLC ........   392,034     5,160,464
    BTR PLC .......................... 1,431,337     4,333,460
    Burmah Castrol PLC ...............   201,400     3,502,753
    Cookson Group PLC ................   326,200     1,049,315
    Dixons Group PLC .................   201,600     2,026,781
    General Electric Co. PLC .........   496,775     3,224,644
    Glaxo Wellcome PLC ...............   259,242     6,142,468
    Molins PLC .......................    84,700       415,312
    Peninsular & Oriental Steam
      Navigation Co. .................   178,300     2,031,637
    Rolls-Royce PLC .................. 1,350,904     5,223,570
    Rio Tinto PLC ....................   312,000     3,845,134
    Securicor PLC ....................   460,800     2,172,262
    Shell Transport & Trading Co.
      PLC ............................   692,700     5,015,023
    Siebe PLC ........................    70,300     1,382,287
    Smith Industries PLC .............   231,700     3,232,935
    Tomkins PLC ......................   478,790     2,292,520
    Unilever PLC .....................   504,400     4,324,021
    Vodafone Group PLC ............... 1,328,385     9,595,410
                                                    ----------
                                                    81,817,649
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $352,657,161).................             388,859,751
                                                    ----------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
REPURCHASE AGREEMENTS -- 4.1%
    UBS Securities Funding,
      Inc., 6.45%, dated
      12/31/97, repurchase
      price $16,957,074
      (Collateralized by
      U.S. Treasury Notes,
      par value $12,679,000,
      market value
      $17,316,740 due
      02/15/19)
      (COST $16,951,000)...  01/02/98   $16,951   $ 16,951,000
                                                  ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.2%
    Federal Home Loan
      Mortgage Corp. 5.62%
      (COST $4,989,853)....  01/14/98     5,000      4,989,853
TOTAL INVESTMENTS -- 99.6%
  (COST $374,598,014).................             410,800,604
                                                  ------------
OTHER ASSETS LESS
  LIABILITIES -- 0.4%.................               1,469,177
                                                  ------------
NET ASSETS -- 100.0%..................            $412,269,781
                                                  ============

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                            UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE            FOR          AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------
01/98          Buy      FRF       5,438,535      $   909,454     $   906,574       $   (2,880)
02/98          Buy      FRF     234,069,000       39,874,118      39,043,256         (830,862)
01/98          Buy      GBP         156,393          260,944         257,271           (3,673)
01/98          Buy      JPY      75,583,744          581,749         581,813               64
01/98          Buy      PTE     136,608,608          749,940         743,209           (6,731)
                                                 -----------     -----------          -------
                                                 $42,376,205     $41,532,123       $ (844,082)
                                                  ==========      ==========     ===============

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                       IN                            UNREALIZED
SETTLEMENT                       CONTRACTS TO       EXCHANGE        CONTRACTS       APPRECIATION
  MONTH        TYPE                DELIVER             FOR          AT VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------
01/98          Sell     ATS          9,036,123     $   724,048     $   714,357      $      9,691
01/98          Sell     CHF          1,867,672       1,281,629       1,281,635                (6)
02/98          Sell     FRF        234,069,000      37,814,055      39,043,255        (1,229,200)
01/98          Sell     ITL        575,943,732         325,548         325,849              (301)
01/98          Sell     JPY          6,544,620          50,289          50,372               (83)
06/98          Sell     JPY      3,274,000,000      25,957,434      25,802,146           155,288
01/98          Sell     MXP          1,558,642         192,771         193,314              (543)
                                                   -----------     -----------     --------------
                                                   $66,345,774     $67,410,928      $ (1,065,154)
                                                    ==========      ==========     ===============

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
COMMON STOCK -- 93.8%
AEROSPACE -- 0.1%
    Raytheon Co. Cl-A ...............     15,305  $    754,718
                                                    ----------
AUTOMOBILE MANUFACTURERS -- 1.6%
    General Motors Corp. ............    240,000    14,550,000
                                                    ----------
AUTOMOTIVE PARTS -- 1.0%
    Eaton Corp. .....................    110,000     9,817,500
                                                    ----------
BUILDING MATERIALS -- 0.3%
    Georgia Pacific Timber Group ....    110,000     2,495,625
                                                    ----------
CHEMICALS -- 2.8%
    Dow Chemical Co. ................     65,000     6,597,500
    Lyondell Petrochemical Co. ......    270,000     7,155,000
    Rohm & Haas Co. .................    130,000    12,447,500
                                                    ----------
                                                    26,200,000
                                                    ----------
CLOTHING & APPAREL -- 1.8%
    Liz Claiborne, Inc. .............    250,000    10,453,125
    VF Corp. ........................    140,000     6,431,250
                                                    ----------
                                                    16,884,375
                                                    ----------
COMPUTER HARDWARE -- 5.9%
    EMC Corp.* ......................    330,000     9,054,375
    Hewlett-Packard Co. .............    360,000    22,500,000
    International Business Machines
      Corp. .........................    150,000    15,684,375
    Seagate Technology, Inc.* .......    400,000     7,700,000
                                                    ----------
                                                    54,938,750
                                                    ----------
CONGLOMERATES -- 2.1%
    Minnesota Mining & Manufacturing
      Co. ...........................    235,000    19,284,688
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 5.6%
    Corning, Inc. ...................    370,000    13,736,250
    Crown Cork & Seal Co., Inc. .....    100,000     5,012,500
    Fortune Brands, Inc. ............    425,000    15,751,562
    International Flavors &
      Fragrances, Inc. ..............    185,000     9,527,500
    Whirlpool Corp. .................    150,000     8,250,000
                                                    ----------
                                                    52,277,812
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.5%
    Emerson Electric Co. ............    250,000    14,109,375
                                                    ----------
FINANCIAL-BANK & TRUST -- 8.5%
    BankAmerica Corp. ...............     90,000     6,570,000
    BankBoston Corp. ................    125,000    11,742,187
    Chase Manhattan Corp. ...........    100,000    10,950,000
    Comerica, Inc. ..................    100,000     9,025,000
    First Chicago NBD Corp. .........    150,000    12,525,000
    First Union Corp. ...............    190,000     9,737,500
    Mellon Bank Corp. ...............    150,000     9,093,750
    Providian Financial Corp. .......    230,000    10,393,125
                                                    ----------
                                                    80,036,562
                                                    ----------
FINANCIAL SERVICES -- 3.3%
    Morgan Stanley, Dean Witter,
      Discover & Co. ................    225,000    13,303,125
    Washington Mutual, Inc. .........    276,900    17,669,681
                                                    ----------
                                                    30,972,806
                                                    ----------

                                        SHARES       VALUE
                                      ----------  ------------
FOOD -- 6.9%
    Archer-Daniels-Midland Co. ......    370,000  $  8,024,375
    Conagra, Inc. ...................    510,000    16,734,375
    Heinz, (H.J.) Co. ...............    390,000    19,816,875
    Pioneer Hi-Bred International,
      Inc. ..........................     75,000     8,043,750
    Sara Lee Corp. ..................    220,000    12,388,750
                                                    ----------
                                                    65,008,125
                                                    ----------
INSURANCE -- 9.7%
    Aegon N.V. [ADR] ................     69,999     6,273,660
    Aetna, Inc. .....................     80,000     5,645,000
    American General Corp. ..........    275,000    14,867,188
    Chubb Corp. .....................    330,000    24,956,250
    CIGNA Corp. .....................     40,000     6,922,500
    Safeco Corp. ....................    220,000    10,725,000
    St. Paul Companies, Inc. ........    110,000     9,026,875
    Transamerica Corp. ..............    120,000    12,780,000
                                                    ----------
                                                    91,196,473
                                                    ----------
MACHINERY & EQUIPMENT -- 3.9%
    Deere & Co. .....................    440,000    25,657,500
    Snap-On, Inc. ...................    250,000    10,906,250
                                                    ----------
                                                    36,563,750
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Baxter International, Inc. ......    380,000    19,166,250
                                                    ----------
METALS & MINING -- 0.6%
    USX-U.S. Steel Group, Inc. ......    180,000     5,625,000
                                                    ----------
OIL & GAS -- 8.9%
    Chevron Corp. ...................     80,000     6,160,000
    Coastal Corp. ...................    210,000    13,006,875
    Consolidated Natural Gas Co. ....    220,000    13,310,000
    ENI Co. SPA [ADR] ...............    240,000    13,695,000
    Mobil Corp. .....................    260,000    18,768,750
    Sonat, Inc. .....................    400,000    18,300,000
                                                    ----------
                                                    83,240,625
                                                    ----------
PAPER & FOREST PRODUCTS -- 6.4%
    Bowater, Inc. ...................    275,000    12,220,313
    Fort James Corp. ................    290,000    11,092,500
    Georgia Pacific Corp. ...........    110,000     6,682,500
    International Paper Co. .........    260,000    11,212,500
    Kimberly-Clark Corp. ............    380,000    18,738,750
                                                    ----------
                                                    59,946,563
                                                    ----------
PHARMACEUTICALS -- 4.4%
    American Home Products Corp. ....    210,000    16,065,000
    Pharmacia & Upjohn, Inc. ........    200,000     7,325,000
    Smithkline Beecham PLC [ADR] ....    220,000    11,316,250
    Warner-Lambert Co. ..............     50,000     6,200,000
                                                    ----------
                                                    40,906,250
                                                    ----------

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
PRINTING & PUBLISHING -- 1.0%
    Deluxe Corp. ....................    270,000  $  9,315,000
                                                    ----------
RETAIL & MERCHANDISING -- 2.3%
    Penney, (J.C.) Co., Inc. ........     22,900     1,381,156
    Toys 'R' Us, Inc.* ..............    220,000     6,916,250
    Wal-Mart Stores, Inc. ...........    335,000    13,211,563
                                                    ----------
                                                    21,508,969
                                                    ----------
SEMICONDUCTORS -- 1.6%
    Motorola, Inc. ..................    260,000    14,836,250
                                                    ----------
TELECOMMUNICATIONS -- 2.8%
    Bell Atlantic Corp. .............    130,000    11,830,000
    SBC Communications, Inc. ........    200,000    14,650,000
                                                    ----------
                                                    26,480,000
                                                    ----------
UTILITIES -- 8.8%
    Baltimore Gas & Electric Co. ....    390,000    13,284,375
    Carolina Power & Light Co. ......    340,000    14,428,750
    Cinergy Corp. ...................    340,000    13,026,250
    Duke Energy Corp. ...............    230,000    12,736,250
    Firstenergy Corp.* ..............    300,000     8,700,000
    FPL Group, Inc. .................    225,000    13,317,188
    PacifiCorp ......................    270,000     7,374,375
                                                    ----------
                                                    82,867,188
                                                    ----------
TOTAL COMMON STOCK
  (COST $725,978,973)................              878,982,654
                                                    ----------
                                        SHARES       VALUE
                                      ----------  ------------
PREFERRED STOCK -- 2.9%
INSURANCE -- 1.4%
    Aetna, Inc. Cl-C 6.25% [CVT] ....    190,000  $ 13,585,000
                                                    ----------
OIL & GAS -- 1.5%
    Occidental Petroleum Corp.
      $3.875 [CVT] ..................    210,000    13,545,000
                                                    ----------
TOTAL PREFERRED STOCK
  (COST $27,631,007).................               27,130,000
                                                    ----------
SHORT-TERM INVESTMENTS -- 3.4%
    Temporary Investment Cash
      Fund .......................... 15,995,986    15,995,986
    Temporary Investment Fund ....... 15,995,986    15,995,986
                                                    ----------
    (COST $31,991,972)...............               31,991,972
                                                    ----------
TOTAL INVESTMENTS -- 100.1%
  (COST $785,601,952)................              938,104,626
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)...................               (1,118,749)
                                                    ----------
NET ASSETS -- 100.0%.................             $936,985,877
                                                    ==========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
COMMON STOCK -- 82.0%
AEROSPACE -- 1.6%
    Textron, Inc. ...................   388,850   $ 24,303,125
                                                  ------------
AIRLINES -- 3.5%
    UAL Corp.*.......................   564,575     52,223,187
                                                  ------------
BEVERAGES -- 7.7%
    Coca-Cola Co. ...................   497,200     33,125,950
    Coca-Cola Enterprises, Inc. ..... 2,353,275     83,688,342
                                                  ------------
                                                   116,814,292
                                                  ------------
CHEMICALS -- 6.9%
    Cytec Industries, Inc.*..........   743,950     34,919,153
    Monsanto Co. .................... 1,438,675     60,424,350
    Solutia, Inc. ...................   307,735      8,212,678
                                                  ------------
                                                   103,556,181
                                                  ------------
COMPUTER HARDWARE -- 6.9%
    Compaq Computer Corp. ...........   660,125     37,255,805
    Dell Computer Corp.* ............   789,300     66,301,200
                                                  ------------
                                                   103,557,005
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 9.0%
    America Online, Inc.*............   314,100     28,013,794
    Cisco Systems, Inc.*.............   278,950     15,551,462
    Edwards, (J.D.) & Co.* ..........   470,475     13,879,013
    Microsoft Corp.* ................   588,950     76,121,788
    Sapient Corp.* ..................    34,000      2,082,500
                                                  ------------
                                                   135,648,557
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.9%
    AES Corp.*.......................   384,600     17,931,975
    General Electric Co. ............   781,550     57,346,231
    Texas Instruments, Inc. .........   296,650     13,349,250
                                                  ------------
                                                    88,627,456
                                                  ------------
FARMING & AGRICULTURE -- 1.1%
    Delta & Pine Land Co. ...........   525,300     16,021,650
                                                  ------------
FINANCIAL-BANK & TRUST -- 5.0%
    Citicorp ........................   403,445     51,010,577
    Mercantile Bancorporation,
      Inc. ..........................   166,800     10,258,200
    Wells Fargo & Co. ...............    40,758     13,834,794
                                                  ------------
                                                    75,103,571
                                                  ------------
FINANCIAL SERVICES -- 9.6%
    Fannie Mae ......................   776,135     44,288,203
    Freddie Mac .....................   692,300     29,033,331
    Merrill Lynch & Co., Inc. .......   493,400     35,987,363
    SLM Holding Corp. ...............   252,825     35,174,278
                                                  ------------
                                                   144,483,175
                                                  ------------
OIL & GAS -- 7.1%
    Diamond Offshore Drilling,
      Inc. ..........................   629,850     30,311,531
    Schlumberger Ltd. ...............   755,300     60,801,650
    TransCoastal Marine Services,
      Inc. ..........................    30,925        440,681
    Transocean Offshore, Inc. .......   331,150     15,957,291
                                                  ------------
                                                   107,511,153
                                                  ------------

                                       SHARES        VALUE
                                      ---------   ------------
PHARMACEUTICALS -- 11.6%
    Lilly, (Eli) & Co. .............. 1,033,350   $ 71,946,994
    Pfizer, Inc. ....................   785,475     58,566,980
    Warner-Lambert Co. ..............   362,925     45,002,700
                                                  ------------
                                                   175,516,674
                                                  ------------
REAL ESTATE -- 1.1%
    Starwood Lodging Trust [REIT] ...   298,575     17,280,028
                                                  ------------
RETAIL & MERCHANDISING -- 0.7%
    Meyer, (Fred), Inc.* ............   278,500     10,130,438
                                                  ------------
TELECOMMUNICATIONS -- 4.3%
    Lucent Technologies, Inc. .......   565,325     45,155,334
    Qwest Communications
      International, Inc.* ..........   339,050     20,173,475
                                                  ------------
                                                    65,328,809
                                                  ------------
TOTAL COMMON STOCK
  (COST $870,204,211)................             1,236,105,301
                                                  ------------
FOREIGN STOCK -- 1.5%
AUTOMOBILE MANUFACTURERS -- 1.5%
    Porsche AG Pfd. -- (DEM) ........    13,419     22,538,641
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Philips Electronics
      NV -- (NLG) ...................     8,827        529,473
                                                  ------------
TOTAL FOREIGN STOCK
  (COST $8,934,875)..................               23,068,114
                                                  ------------

                                            PAR
                                MATURITY   (000)
                                --------- --------
CORPORATE OBLIGATIONS -- 3.3%
    Venetian Casino Notes 144A
      12.25%
      (COST $49,805,844) ......  11/15/04 $ 49,725  49,973,625
                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.9%
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 6.6%
      5.61%....................   1/16/98   25,000  24,941,563
      5.70%....................   1/21/98   25,000  24,920,833
      5.55%....................   2/23/98   50,000  49,584,649
                                                   -----------
                                                    99,447,045
                                                   -----------
FEDERAL MORTGAGE CORP. DISC.
  NOTES -- 3.3%
      5.70%....................  01/02/98   50,000  49,992,083
                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $149,445,937)..........                    149,439,128
                                                   -----------

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------- -------- --------------
COMMERCIAL PAPER -- 4.3%
    General Electric Capital
      Corp.
      6.70%..................  01/02/98 $ 15,600 $   15,597,097
    Prudential Funding Corp.
      6.40%..................  01/02/98   50,000     49,991,111
                                                 --------------
TOTAL COMMERCIAL PAPER
  (COST $65,588,208).........                        65,588,208
                                                 --------------
TOTAL INVESTMENTS -- 100.8%
  (COST $1,143,979,075)......                     1,524,174,376
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.8%).....                       (12,611,467)
                                                 --------------
NET ASSETS -- 100.0%.........                    $1,511,562,909
                                                  =============

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS        UNREALIZED
  MONTH        TYPE               RECEIVE            FOR          AT VALUE        DEPRECIATION
-----------------------------------------------------------------------------------------------
01/98          Buy      DEM       5,000,000      $ 2,815,791     $ 2,781,920      $    (33,871)
02/98          Buy      DEM       5,000,000        2,922,951       2,788,514          (134,437)
03/98          Buy      DEM      10,500,000        6,025,439       5,858,394          (167,045)
04/98          Buy      DEM      14,000,000        8,200,851       7,832,080          (368,771)
01/98          Buy      NLG      47,200,000       23,609,678      23,293,768          (315,910)
03/98          Buy      NLG       8,950,000        4,575,921       4,433,507          (142,414)
04/98          Buy      NLG       2,000,000        1,025,641         991,955           (33,686)
05/98          Buy      GBP       3,200,000        5,265,288       5,230,304           (34,984)
                                                  ----------      ----------        ----------
                                                 $54,441,560     $53,210,442      $ (1,231,118)
                                                  ==========      ==========        ==========

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE     CONTRACTS       UNREALIZED
  MONTH        TYPE               DELIVER            FOR       AT VALUE       APPRECIATION
-------------------------------------------------------------------------------------------
01/98          Sell     DEM       5,000,000      $ 2,877,367  $ 2,781,920      $   95,447
02/98          Sell     DEM       8,000,000        4,503,110    4,461,622          41,488
03/98          Sell     DEM      36,200,000       20,744,259   20,197,512         546,747
04/98          Sell     DEM      20,300,000       11,779,381   11,356,516         422,865
05/98          Sell     DEM       3,200,000        1,810,877    1,791,453          19,424
01/98          Sell     NLG      50,087,012       24,762,887   24,718,305          44,582
03/98          Sell     NLG       9,350,000        4,672,026    4,631,812          40,214
04/98          Sell     NLG       2,000,000        1,018,900      991,955          26,945
05/98          Sell     GBP       3,200,000        5,307,521    5,230,297          77,224
                                                  ----------   ----------      ----------
                                                 $77,476,328  $76,161,392      $1,314,936
                                                  ==========   ==========      ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 3.3% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
CORPORATE OBLIGATIONS -- 14.0%
FINANCIAL-BANK & TRUST
    Abbey National Treasury
      Services PLC
      5.75% [VR]..............  02/05/98 $  4,000 $  4,000,000
    CoreStates Bank NA
      6.38917% [VR]...........  04/21/98    5,000    5,000,000
      5.6475%.................  03/16/98   20,000   20,000,000
    First USA Bank
      6.015%..................  05/07/98   27,000   27,008,257
    Key Bank NA
      5.6125%.................  07/31/98   25,000   24,990,129
    Old Kent Bank
      5.70%...................  11/04/98   25,000   25,000,000
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $105,998,386)...................           105,998,386
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.2%
    Federal Home Loan Bank
      5.75%
  (COST $9,391,500)...........  01/02/98    9,393    9,391,500
                                                  ------------
CERTIFICATES OF DEPOSIT -- 21.2%
    Bank of Boston N.A.
      5.87%...................  10/14/98   15,000   14,994,379
    Bank of Tokyo
      6.50%...................  03/04/98   30,000   30,000,000
    Canadian Imperial Bank of
      Commerce
      5.80%...................  03/18/98   30,000   30,000,000
    Deutsche Bank
      5.79%...................  03/04/98   10,000   10,000,000
    NationsBank N.A.
      5.83%...................  12/22/98    5,000    4,997,208
    Norinchukin Bank NY
      6.02%...................  02/13/98   26,000   26,000,306
    Rabobank Nederland NV NY
      5.99%...................  03/24/98   10,000    9,998,927
    Short Term Card Account
      Trust 144A
      5.98%...................  01/15/98   20,000   20,000,000
    Swiss Bank Corp.
      5.76%...................  03/19/98   15,000   15,000,000
                                                  ------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $160,990,820)...................           160,990,820
                                                  ------------
COMMERCIAL PAPER -- 63.6%
CHEMICALS -- 3.6%
    Bayer Co.
      5.75%...................  02/20/98   27,250   27,032,378
                                                  ------------
FINANCIAL-BANK & TRUST -- 12.2%
    Abbey National North
      America Corp.
      5.735%..................  03/10/98   25,000   24,729,181
    Cregem North America, Inc.
      5.69%...................  02/23/98   29,000   28,757,069

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    NationsBank Corp.
      5.75%...................  02/23/98 $ 30,000 $ 29,746,042
    SunTrust Banks, Inc.
      5.87%...................  01/23/98   10,000    9,964,128
                                                  ------------
                                                    93,196,420
                                                  ------------
FINANCIAL SERVICES -- 40.5%
    American Express Co.
      6.45%...................  01/02/98   38,000   37,993,192
    Ameritech Capital
      Funding Corp.+
      5.90%...................  01/28/98   30,000   29,867,250
    Associates Corp.
      5.72%...................  03/10/98   25,000   24,729,889
    Bankers Trust NY
      5.6125% [VR]............  07/07/98    7,000    6,996,188
      5.69%...................  04/23/98   20,000   19,997,030
    Bayerische Landesbank NY
      5.71%...................  02/06/98   10,000    9,999,716
    Bayerische Landesbank NY
      5.87% [VR]..............  06/26/98   10,000    9,996,249
    British Gas International
      Finance
      5.66%...................  03/23/98   35,000   34,554,275
    Ford Motor Credit Corp.
      5.70%...................  03/26/98   20,735   20,459,224
    General Electric Capital
      Corp.
      5.70%...................  02/06/98   15,000   14,914,500
    KFW International Finance
      Inc.
      5.74%...................  01/29/98   12,000   11,946,427
      5.70%...................  02/12/98   25,000   24,883,750
    Landesbank Hess
      6.08%...................  06/09/98   10,000    9,998,336
    National Australia
      Funding, Inc.
      5.74%...................  02/18/98   30,000   29,770,400
    National Westminster Bank
      NY
      6.06%...................  05/26/98    5,000    4,999,621
    Providence of Quebec
      5.615%..................  03/06/98    5,500    5,445,098
    Rabobank Nederland NV NY
      5.55%...................  04/29/98   12,000   11,781,700
                                                  ------------
                                                   308,282,845
                                                  ------------
PHARMACEUTICALS -- 3.3%
    Pfizer Inc.+
      5.95%...................  01/28/98   25,000   24,888,437
                                                  ------------

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
UTILITIES -- 4.0%
    Southern Co.+
      5.70%...................  02/23/98 $ 30,500 $ 30,244,054
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $483,644,134)...................           483,644,134
                                                  ------------
TOTAL INVESTMENTS -- 100.0%
  (COST $760,024,840)...................           760,024,840
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%........................              (136,725)
                                                  ------------
NET ASSETS -- 100.0%....................          $759,888,115
                                                   ===========

--------------------------------------------------------------------------------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 2.6% of net assets.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 11.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 84.7%
MACHINERY & EQUIPMENT -- 0.7%
    Federal Signal Corp. ..............  64,900  $  1,403,462
                                                   ----------
METALS & MINING -- 0.5%
    Barrick Gold Corp. ................  50,500       940,562
                                                   ----------
OIL & GAS -- 4.3%
    Atlantic Richfield Co. ............  11,400       913,425
    Burlington Resources, Inc. ........  33,100     1,483,294
    Sonat, Inc. .......................  82,300     3,765,225
    Ultramar Diamond Shamrock Corp. ...  80,100     2,553,187
                                                   ----------
                                                    8,715,131
                                                   ----------
REAL ESTATE -- 8.6%
    Associated Estates Realty Corp.
      [REIT] ..........................  74,900     1,774,194
    Avalon Properties, Inc. [REIT] ....  56,000     1,732,500
    Boston Properties, Inc. [REIT] ....  58,500     1,934,156
    Duke Realty Investments, Inc.
      [REIT] ..........................  98,100     2,378,925
    Equity Residential Properties Trust
      [REIT] ..........................  34,300     1,734,294
    Liberty Property Trust [REIT] .....  56,700     1,619,494
    Meditrust Corp. Paired Stock
      [REIT] ..........................  99,250     3,635,031
    Security Capital Pacific Trust
      [REIT] ..........................  73,500     1,782,375
    The Price REIT, Inc. [REIT] .......  18,200       745,062
                                                   ----------
                                                   17,336,031
                                                   ----------
TELECOMMUNICATIONS -- 16.1%
    Ameritech Corp. ...................  25,600     2,060,800
    Bell Atlantic Corp. ...............  40,000     3,640,000
    BellSouth Corp. ...................  49,600     2,793,100
    Cincinnati Bell, Inc. .............  33,500     1,038,500
    GTE Corp. .........................  76,500     3,997,125
    MCI Communications Corp. ..........  78,700     3,369,344
    SBC Communications, Inc. ..........  66,500     4,871,125
    Sprint Corp. ......................  98,500     5,774,562
    U.S. West Communications Group .... 105,800     4,774,225
                                                   ----------
                                                   32,318,781
                                                   ----------
UTILITIES -- COMBINATION -- 10.3%
    Enron Corp. ....................... 104,754     4,353,838
    LG&E Corporation ..................  36,200       895,950
    MAPCO, Inc. .......................  19,900       920,375
    Montana Power Co. .................  59,600     1,896,025
    New Century Energies, Inc. ........  49,000     2,348,937
    PECO Energy Co. ...................  27,100       657,175
    Public Service Enterprise Group,
      Inc. ............................  56,100     1,777,669
    Puget Sound Energy, Inc. ..........  88,500     2,671,594
    SCANA Corp. .......................  69,000     2,065,687
    Union Electric Co. ................  47,500     2,054,375
    UtiliCorp United, Inc. ............  27,900     1,082,869
                                                   ----------
                                                   20,724,494
                                                   ----------
UTILITIES -- ELECTRIC -- 34.0%
    Central & South West Corp. ........  44,000     1,190,750
    Cinergy Corp. .....................  72,500     2,777,656

                                        SHARES      VALUE
                                        -------  ------------
    CMS Energy Corp. .................. 143,000  $  6,300,937
    DPL, Inc. ......................... 125,800     3,616,750
    DQE, Inc. ......................... 117,000     4,109,625
    Duke Energy Corp. .................  86,000     4,762,250
    Entergy Corp. ..................... 170,000     5,089,375
    Florida Progress Corp. ............  52,600     2,064,550
    FPL Group, Inc. ...................  94,400     5,587,300
    Houston Industries, Inc. ..........  74,500     1,988,219
    NIPSCO Industries, Inc. ........... 100,500     4,968,469
    Pacificorp ........................ 194,500     5,312,281
    PG&E Corp. ........................  95,500     2,906,781
    Pinnacle West Capital Co. .........  87,300     3,699,337
    Potomac Electric Power Co. ........  60,500     1,561,656
    Southern Co. ...................... 130,000     3,363,750
    Teco Energy, Inc. ................. 131,000     3,684,375
    Texas Utilities Co. ............... 129,000     5,361,563
                                                   ----------
                                                   68,345,624
                                                   ----------
UTILITIES -- GAS -- 10.2%
    AGL Resources, Inc. ...............   3,400        69,488
    Columbia Gas System, Inc. .........  11,000       864,188
    Consolidated Natural Gas Co. ......  80,800     4,888,400
    El Paso Natural Gas Co. ...........  77,500     5,153,750
    KeySpan Energy Corp. ..............  10,100       371,806
    MCN Energy Group, Inc. ............ 139,500     5,632,313
    Pacific Enterprises ...............  96,200     3,619,525
                                                   ----------
                                                   20,599,470
                                                   ----------
TOTAL COMMON STOCK
  (COST $145,739,371)..................           170,383,555
                                                   ----------
PREFERRED STOCK -- 5.9%
FINANCIAL-BANK & TRUST -- 0.7%
    Unocal Corp. 6.25% [CVT] ..........  26,100     1,458,338
                                                   ----------
FINANCIAL SERVICES -- 2.1%
    Merrill Lynch & Co., Inc. 6.25%
      [CVT] ...........................  45,600     1,573,200
    Salomon Smith Barney Holdings, Inc.
      6.25% [CVT] .....................  45,400     2,689,950
                                                   ----------
                                                    4,263,150
                                                   ----------
METALS & MINING -- 0.4%
    Coeur D'alene Mines Corp. 7.00%
      [CVT] ...........................  59,900       726,288
                                                   ----------
OIL & GAS -- 2.2%
    Williams Companies, Inc. $3.50
      [CVT] ...........................  32,400     4,372,186
                                                   ----------
UTILITIES -- ELECTRIC -- 0.1%
    Cal Energy Co., Inc. 6.25%
      [CVT] ...........................   3,000       135,375
                                                   ----------
UTILITIES -- GAS -- 0.5%
    MCN Energy Group, Inc. 8.00%
      [CVT] ...........................  15,700       983,213
                                                   ----------
TOTAL PREFERRED STOCK
  (COST $10,934,858)...................            11,938,550
                                                   ----------

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
FOREIGN STOCK -- 1.0%
UTILITIES - COMBINATION
    Viag AG -- (DEM)
    (COST $1,636,861) ..................   3,500  $  1,917,366
                                                  ------------

                                          PAR
                             MATURITY    (000)
                             --------   -------
REPURCHASE AGREEMENTS -- 8.2%
    Greenwich Capital
      Markets, Inc., 6.10%,
      dated 12/31/97,
      repurchase price
      $16,591,621
      (Collateralized by
      U.S. Treasury Notes,
      par value
      $16,374,000, market
      value $16,932,747 due
      02/15/98)
      (COST $16,586,000)...  01/02/98   $16,586      16,586,000
TOTAL INVESTMENTS -- 99.8%                        -------------
    (COST $174,897,090)..............               200,825,471
OTHER ASSETS LESS
  LIABILITIES -- 0.2%................                   317,701
                                                  -------------
NET ASSETS -- 100.0%.................             $ 201,143,172
                                                  =============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 48.8%
ADVERTISING -- 0.2%
    Omnicom Group, Inc. ...............  15,400  $    652,575
                                                   ----------
AEROSPACE -- 1.1%
    Boeing Co. ........................  33,035     1,616,650
    General Motors Corp. Cl-H .........  18,943       699,707
    Northrop Grumman Corp. ............   9,978     1,147,470
    Raytheon Co. Cl-A .................  11,047       544,766
                                                   ----------
                                                    4,008,593
                                                   ----------
AIRLINES -- 0.4%
    Delta Air Lines, Inc. .............  10,766     1,281,154
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Chrysler Corp. ....................  19,765       695,481
                                                   ----------
AUTOMOTIVE PARTS -- 1.8%
    Dana Corp. ........................  34,345     1,631,387
    Eaton Corp. .......................  11,455     1,022,359
    Goodyear Tire & Rubber Co. ........  29,448     1,873,629
    Magna International, Inc. Cl-A ....   8,769       550,803
    TRW, Inc. .........................  22,823     1,218,178
                                                   ----------
                                                    6,296,356
                                                   ----------
BEVERAGES -- 0.4%
    Pepsico, Inc. .....................  37,445     1,364,402
                                                   ----------
BROADCASTING -- 0.4%
    Chancellor Media Corp. Cl-A* ......   7,000       522,375
    Clear Channel Communications,
      Inc.* ...........................   6,300       500,456
    Sinclair Broadcasting Group, Inc.
      A* ..............................   7,200       335,700
                                                   ----------
                                                    1,358,531
                                                   ----------
BUILDING MATERIALS -- 0.6%
    Lowe's Companies, Inc. ............  29,135     1,389,375
    Masco Corp. .......................  16,750       852,156
    Terex Corp. Appreciation Rights* ..     600        12,300
                                                   ----------
                                                    2,253,831
                                                   ----------
BUSINESS SERVICES -- 0.3%
    Accustaff, Inc.* ..................  11,600       267,162
    Norrell Corp. .....................  10,700       212,662
    Quintiles Transnational Corp.* ....   9,200       351,900
    Robert Half International, Inc.* ..   8,700       348,000
                                                   ----------
                                                    1,179,724
                                                   ----------
CHEMICALS -- 1.0%
    Dupont, (E.I.) de Nemours & Co. ...  21,125     1,268,820
    Eastman Chemical Co. ..............  20,522     1,222,342
    Witco Corp. .......................  26,723     1,090,632
                                                   ----------
                                                    3,581,794
                                                   ----------
CLOTHING & APPAREL -- 0.2%
    Jones Apparel Group, Inc.* ........   9,800       421,400
    WestPoint Stevens, Inc.* ..........   8,200       387,450
                                                   ----------
                                                      808,850
                                                   ----------
COMPUTER HARDWARE -- 1.5%
    Hewlett-Packard Co. ...............  38,140     2,383,750
    International Business Machines
      Corp. ...........................  23,036     2,408,702
    Seagate Technology, Inc.* .........  31,400       604,450
                                                   ----------
                                                    5,396,902
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
COMPUTER SERVICES & SOFTWARE -- 1.7%
    BMC Software, Inc.* ...............   7,600  $    498,750
    Computer Associates International,
      Inc. ............................  39,175     2,071,378
    Compuware Corp.* ..................  15,100       483,200
    Fiserv, Inc.* .....................   6,700       329,137
    HNC Software, Inc.* ...............   5,900       253,700
    NCR Corp.* ........................  29,765       827,839
    Peoplesoft, Inc.* .................  15,000       585,000
    Security Dynamics Technologies,
      Inc.* ...........................   6,400       228,800
    SIPEX Corp.* ......................    8100       245,025
    VERITAS Software Corp.* ...........   3,600       183,600
    Viasoft, Inc.* ....................   3,100       130,975
                                                   ----------
                                                    5,837,404
                                                   ----------
CONGLOMERATES -- 1.3%
    Minnesota Mining & Manufacturing
      Co. .............................  15,348     1,259,495
    Philip Morris Companies, Inc. .....  41,937     1,900,270
    Tenneco, Inc. .....................  39,340     1,553,930
                                                   ----------
                                                    4,713,695
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 1.7%
    Apollo Group, Inc. Cl-A* ..........   9,300       439,425
    Clorox Co. ........................  11,205       885,895
    Colgate-Palmolive Co. .............   1,600       117,600
    Eastman Kodak Co. .................  27,915     1,697,581
    Hedstrom Holdings 144A* ...........     303           379
    Rexall Sundown, Inc.* .............  10,400       313,950
    RJR Nabisco Holdings Corp. ........  28,950     1,085,625
    Sunbeam Oster Corp. ...............   7,900       332,787
    Whitman Corp. .....................  51,671     1,346,675
                                                   ----------
                                                    6,219,917
                                                   ----------
CONTAINERS & PACKAGING -- 0.7%
    Owens-Illinois, Inc.* .............  54,425     2,064,748
    Temple-Inland, Inc. ...............   8,296       433,984
                                                   ----------
                                                    2,498,732
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%
    AES Corp.* ........................  11,400       531,525
    Altera Corp.* .....................   6,400       212,000
    Diebold, Inc. .....................   7,600       384,750
    Emerson Electric Co. ..............  24,405     1,377,357
    Genrad, Inc.* .....................   7,900       238,481
    Linear Technology Corp. ...........   4,000       230,500
    Maxim Integrated Products,
      Inc.* ...........................   7,600       262,200
    Molex, Inc. .......................   8,650       277,881
    Polaroid Corp. ....................  30,753     1,497,287
    SCI Systems, Inc.* ................   7,700       335,431
    SGS-Thomson Microelectronics
      NV [ADR]* .......................   4,700       286,994
    Solectron Corp.* ..................   7,000       290,937
    Teradyne, Inc.* ...................  10,500       336,000
    Texas Instruments, Inc. ...........  39,035     1,756,575
                                                   ----------
                                                    8,017,918
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
ENTERTAINMENT & LEISURE -- 0.2%
    Harley-Davidson, Inc. .............  13,300  $    364,087
    Royal Caribbean Cruises Ltd. ......   6,400       341,200
                                                   ----------
                                                      705,287
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.5%
    Browning-Ferris Industries,
      Inc. ............................  36,055     1,334,035
    USA Waste Services, Inc.* .........   7,225       283,581
                                                   ----------
                                                    1,617,616
                                                   ----------
FARMING & AGRICULTURE -- 0.1%
    Dekalb Genetics Corp. Cl-B ........   8,700       341,475
                                                   ----------
FINANCIAL-BANK & TRUST -- 5.1%
    Banc One Corp. ....................  22,365     1,214,699
    BankBoston Corp. ..................   8,100       760,894
    Bankers Trust New York Corp. ......  12,617     1,418,624
    Crestar Financial Corp. ...........     800        45,600
    First Chicago NBD Corp. ...........  14,440     1,205,740
    First Tennessee National Corp. ....   6,790       453,232
    Firstar Corp. .....................   6,600       280,087
    GreenPoint Financial Corp. ........   6,200       449,887
    Mercantile Bancorporation, Inc. ...  18,670     1,148,205
    Morgan, (J.P.) & Co., Inc. ........  12,539     1,415,340
    National City Corp. ...............  10,585       695,964
    Northern Trust Corp. ..............   7,300       509,175
    PNC Bank Corp. ....................  55,353     3,158,581
    Providian Financial Corp. .........   8,300       375,056
    Regions Financial Corp. ...........  14,600       615,937
    Star Banc Corp. ...................   7,900       453,262
    State Street Boston Corp. .........   7,300       424,769
    Summit Bancorp ....................  13,795       734,584
    Suntrust Banks, Inc. ..............   8,330       594,554
    Union Planters Corp. ..............  12,985       882,168
    Wells Fargo & Co. .................   3,500     1,188,031
    Westamerica Bancorporation ........   3,400       347,650
                                                   ----------
                                                   18,372,039
                                                   ----------
FINANCIAL SERVICES -- 1.4%
    Ahmanson, (H.F.) & Co. ............  29,765     1,992,395
    Beneficial Corp. ..................   9,800       814,625
    Capital One Financial Corp. .......   5,900       319,706
    Esat Holdings Ltd. Warrants* ......      35             0
    Finova Group, Inc. ................  10,200       506,812
    Lehman Brothers, Inc. .............   4,100       209,100
    SunAmerica, Inc. ..................  10,700       457,425
    Washington Mutual, Inc. ...........  10,200       650,887
                                                   ----------
                                                    4,950,950
                                                   ----------
FOOD -- 2.1%
    General Mills, Inc. ...............  26,746     1,915,682
    Giant Food, Inc. Cl-A .............   5,500       185,281
    Heinz, (H.J.) Co. .................  28,000     1,422,750
    International Home Foods, Inc.* ...  10,100       282,800
    Quaker Oats Co. ...................  29,480     1,555,070
    Ralston Purina Group ..............   9,750       906,141
    Sara Lee Corp. ....................  23,160     1,304,197
                                                   ----------
                                                    7,571,921
                                                   ----------
HEALTHCARE SERVICES -- 0.6%
    Health Care & Retirement Corp.* ...   7,800       313,950
    Health Management Associates,
      Inc.* ...........................  15,750       397,687
    Healthsouth Corp.* ................  12,900  $    357,975
    Omnicare, Inc. ....................  18,300       567,300
    Wellpoint Health Networks, Inc. ...   7,200       304,200
                                                   ----------
                                                    1,941,112
                                                   ----------
HOTELS & MOTELS -- 0.3%
    ITT Corp.* ........................  13,300     1,102,237
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.0%
    Cellnet Data Systems Warrants* ....      95            10
                                                   ----------
INSURANCE -- 1.8%
    American General Corp. ............  28,866     1,560,568
    AON Corp. .........................  25,351     1,486,202
    CIGNA Corp. .......................   7,347     1,271,490
    Hartford Life, Inc. Cl-A* .........   7,400       335,312
    Reliastar Financial Corp. .........   8,400       345,975
    USF&G Corp. .......................  62,973     1,389,342
                                                   ----------
                                                    6,388,889
                                                   ----------
MACHINERY & EQUIPMENT -- 1.1%
    Caterpillar, Inc. .................  23,245     1,128,835
    Cooper Industries, Inc. ...........  25,020     1,225,980
    Deere & Co. .......................  16,585       967,113
    Precision Castparts Corp. .........   6,800       410,125
    Smith International, Inc.* ........   4,300       263,912
                                                   ----------
                                                    3,995,965
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Baxter International, Inc. ........  38,176     1,925,502
    Gulf South Medical Supply,
      Inc.* ...........................   2,900       108,025
    Johnson & Johnson Co. .............  25,545     1,682,777
    Mentor Corp. ......................   8,700       317,550
    Schein, (Henry), Inc.* ............   6,900       241,500
    Sofamor Danek Group, Inc. .........   5,400       351,337
    Stryker Corp. .....................   8,700       324,075
    Urohealth System, Inc. Warrants
      144A*............................      30            75
                                                   ----------
                                                    4,950,841
                                                   ----------
OFFICE EQUIPMENT -- 1.3%
    Pitney Bowes, Inc. ................  16,055     1,443,947
    Xerox Corp. .......................  42,156     3,111,640
                                                   ----------
                                                    4,555,587
                                                   ----------
OIL & GAS -- 4.5%
    Amoco Corp. .......................  18,272     1,555,404
    Atlantic Richfield Co. ............  18,170     1,455,871
    British Petroleum Co. PLC [ADR] ...  15,966     1,272,291
    Camco International, Inc. .........   6,900       439,444
    Coastal Corp. .....................  18,275     1,131,908
    Enron Corp. .......................  10,300       428,094
    Ensco International, Inc. .........  10,000       335,000
    Exxon Corp. .......................  21,831     1,335,784
    Global Marine, Inc.* ..............  10,500       257,250
    Kerr-McGee Corp. ..................  12,220       773,679
    Mobil Corp. .......................  19,066     1,376,327
    Occidental Petroleum Corp. ........  39,831     1,167,546
    Petroleo Brasileiro SA [ADR]
      144A* ...........................   5,100       119,274

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    Societe Nationale Elf Aquitaine
      SA [ADR] ........................  34,780  $  2,038,977
    Tosco Corp. .......................  38,430     1,453,134
    Western Atlas, Inc.* ..............   5,300       392,200
    YPF SA [ADR] ......................  19,900       680,331
                                                   ----------
                                                   16,212,514
                                                   ----------
PAPER & FOREST PRODUCTS -- 1.2%
    Boise Cascade Corp. ...............  35,665     1,078,866
    Kimberly-Clark Corp. ..............  43,567     2,148,398
    Willamette Industries, Inc. .......  27,615       888,858
                                                   ----------
                                                    4,116,122
                                                   ----------
PERSONAL SERVICES -- 0.0%
    Sylvan Learning Systems, Inc.* ....   1,100        42,900
                                                   ----------
PHARMACEUTICALS -- 3.4%
    American Home Products Corp. ......  25,718     1,967,427
    Biochem Pharma, Inc. ..............  11,000       229,625
    Bristol-Meyers Squibb Co. .........  22,597     2,138,241
    Dura Pharmaceutical, Inc.* ........   7,000       321,125
    Elan Corp. PLC [ADR]* .............   7,700       394,144
    Glaxo Wellcome PLC [ADR] ..........  15,240       729,615
    ICN Pharmaceuticals, Inc. .........   5,700       278,231
    Incyte Pharmaceuticals, Inc. ......   6,000       270,000
    McKesson Corp. ....................   4,200       454,387
    Merck & Co., Inc. .................  23,485     2,495,281
    Pharmacia & Upjohn, Inc. ..........  78,132     2,861,584
                                                   ----------
                                                   12,139,660
                                                   ----------
PRINTING & PUBLISHING -- 0.6%
    Belo, (A.H.) Corp. Cl-A ...........   7,900       443,387
    Central Newspapers, Inc. Cl-A .....   3,800       280,962
    McGraw-Hill Co., Inc. .............  15,295     1,131,830
    Times Mirror Co. Cl-A .............   7,200       442,800
                                                   ----------
                                                    2,298,979
                                                   ----------
RAILROADS -- 0.7%
    Canadian National Railway Co. .....  15,280       721,980
    Norfolk Southern Corp. ............     487        15,006
    Union Pacific Corp. ...............  27,186     1,697,426
                                                   ----------
                                                    2,434,412
                                                   ----------
RESTAURANTS -- 0.1%
    AmeriKing, Inc.* ..................      25         1,250
    CKE Restaurants, Inc. .............   7,900       332,787
                                                   ----------
                                                      334,037
                                                   ----------
RETAIL & MERCHANDISING -- 2.3%
    Arbor Drugs, Inc. .................  11,550       213,675
    Bed, Bath & Beyond, Inc.* .........   7,400       284,900
    Borders Group, Inc.* ..............  12,000       375,750
    Consolidated Stores Corp.* ........  10,106       444,032
    Family Dollar Stores, Inc. ........  16,700       489,519
    Kmart Corp.* ...................... 106,350     1,229,672
    Kohls Corp.* ......................   6,400       436,000
    Linens 'N Things, Inc.* ...........   6,900       301,012
    Meyer, (Fred), Inc.* ..............  10,100       367,387
    Miller, (Herman), Inc. ............   6,400       349,200
    Payless Shoesource, Inc.* .........   5,500       369,187
                                        SHARES      VALUE
                                        -------  ------------
    Penney (J.C.) Co., Inc. ...........     900  $     54,281
    Pier 1 Imports, Inc. ..............  22,650       512,456
    Rite Aid Corp. ....................   7,500       440,156
    Starbucks Corp. ...................   6,900       264,787
    TJX Companies, Inc. ...............  16,700       574,062
    Toys 'R' Us, Inc.* ................  51,025     1,604,098
                                                   ----------
                                                    8,310,174
                                                   ----------
SEMICONDUCTORS -- 0.7%
    Intel Corp. .......................  30,085     2,113,471
    Xilinx, Inc.* .....................   5,900       206,869
                                                   ----------
                                                    2,320,340
                                                   ----------
TELECOMMUNICATIONS -- 3.3%
    ADC Telecommunications, Inc.* .....  11,100       463,425
    AT&T Corp. ........................  22,215     1,360,669
    Bell Atlantic Corp. ...............  17,485     1,591,135
    BellSouth Corp. ...................  30,293     1,705,875
    Globalstar Telecommunications
      Warrants 144A* ..................      45           489
    Intercel, Inc. Warrants 144A* .....     640         4,608
    Jacor Communications, Inc.* .......   3,800       201,875
    McCaw International Ltd.
      Warrants* .......................      10             0
    Nextel Communications, Inc.
      Cl-A* ...........................     503        13,078
    SBC Communications, Inc. ..........  23,309     1,707,384
    Sprint Corp. ......................  38,611     2,263,570
    Tele-Communications TCI Ventures
      Group Cl-A ......................  11,000       311,437
    Teleport Communications Group, Inc.
      Cl-A* ...........................   9,600       526,800
    Tellabs, Inc.* ....................   6,500       343,687
    U.S. West Communications Group ....  32,340     1,459,342
                                                   ----------
                                                   11,953,374
                                                   ----------
TRANSPORTATION -- 0.4%
    Consolidated Freightways, Inc. ....   4,500       172,687
    Expeditors International of
      Washington, Inc. ................   7,300       281,050
    Ryder Systems, Inc. ...............  33,400     1,093,850
                                                   ----------
                                                    1,547,587
                                                   ----------
TOTAL COMMON STOCK
  (COST $149,677,775)..................           174,369,887
                                                   ----------
PREFERRED STOCK -- 0.1%
BROADCASTING -- 0.0%
    American Radio Systems Corp.
      $11.375 Cl-B [PIK] ..............       2           232
    Capstar Broadcasting 12.00%
      [PIK] ...........................     200        23,000
    Chancellor Media Corp. 12.00%
      [PIK] ...........................     423        48,433
    Citadel Broadcasting Co. 13.25%
      [PIK] 144A ......................     200        23,300
    Echostar Communications Corp.
      12.125% 144A ....................     100        10,450
                                                   ----------
                                                      105,415
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.1%
    Time Warner, Inc. Cl-M 10.25% .....     120       135,297
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                          -------  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Anvil Holding, Inc. 13.00%
      [PIK] ...........................................        13  $        312
                                                                     ----------
RESTAURANTS -- 0.0%
    AmeriKing, Inc. 13.00% ............................     1,135        29,123
                                                                     ----------
TELECOMMUNICATIONS -- 0.0%
    Cablevision Systems Corp. Cl-M
      11.125% [PIK] ...................................       345        40,405
    Nextlink Communications, Inc.
      14.00% [PIK] ....................................       425        26,350
                                                                     ----------
                                                                         66,755
                                                                     ----------
UTILITIES -- 0.0%
    El Paso Electric Co. 11.40%
      [PIK] ...........................................       414        45,954
    Public Service Co. of New Hampshire
      Cl-A 10.60% .....................................     1,410        34,897
                                                                     ----------
                                                                         80,851
                                                                     ----------
TOTAL PREFERRED STOCK
  (COST $351,967)......................................                 417,753
                                                                     ----------
FOREIGN STOCK -- 8.5%
AEROSPACE -- 0.1%
    Rolls-Royce PLC -- (GBP) ..........................    49,251       190,441
                                                                     ----------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Bayerische Motoren Werke AG --
      (DEM) ...........................................       653       488,468
                                                                     ----------
AUTOMOTIVE PARTS -- 0.2%
    Bridgestone Corp. -- (JPY) ........................     7,000       152,360
    Michelin C.G.D.E. Cl-B -- (FRF) ...................     9,077       457,180
    Renault SA -- (FRF) ...............................     1,710        48,123
                                                                     ----------
                                                                        657,663
                                                                     ----------
BEVERAGES -- 0.2%
    Bass PLC -- (GBP) .................................    28,204       438,316
    Fomento Economico Mexicano SA
      Cl-B -- (MXP) ...................................    21,900       174,943
                                                                     ----------
                                                                        613,259
                                                                     ----------
BUILDING MATERIALS -- 0.3%
    Cemex SA de CV -- (MXP) ...........................    42,861       194,586
    CRH PLC -- (IEP) ..................................    38,634       452,645
    Lafarge SA -- (FRF) ...............................     5,087       333,927
                                                                     ----------
                                                                        981,158
                                                                     ----------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG) ............................     2,612       450,445
    Bayer AG -- (DEM) .................................    11,514       427,443
    Ciba Specialty Chemicals AG --
      (CHF)* ..........................................     2,744       327,350
                                                                     ----------
                                                                      1,205,238
                                                                     ----------
CLOTHING & APPAREL -- 0.0%
    Onward Kashiyama Co.
      Ltd. -- (JPY) ...................................     8,000        92,908
                                                                     ----------
CONGLOMERATES -- 0.7%
    Alfa SA de C.V. -- (MXP) ..........................    43,909       297,381
    B.A.T. Industries PLC -- (GBP) ....................    62,646       571,055
    BTR PLC -- (GBP) ..................................    93,090       281,836
    Compagnie Generale des Eaux --
      (FRF) ...........................................     2,998       418,613
                                                          SHARES      VALUE
                                                          -------  ------------
    Compagnie Generale des Eaux
      Warrants -- (FRF)* ..............................       480  $        326
    Hutchison Whampoa Ltd. -- (HKD) ...................    26,000       163,082
    Securicor PLC -- (GBP) ............................    31,236       147,250
    Smith Industries PLC -- (GBP) .....................    22,697       316,694
    Tomkins PLC -- (GBP) ..............................    80,495       385,422
                                                                     ----------
                                                                      2,581,659
                                                                     ----------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Bombardier, Inc. Cl-B -- (CAD) ....................    11,800       243,253
    Cookson Group PLC -- (GBP) ........................    26,000        83,636
    Fuji Photo Film Co. -- (JPY) ......................     7,000       269,187
    Kao Corp. -- (JPY) ................................    23,000       332,561
    Unilever PLC -- (GBP) .............................    40,400       346,333
                                                                     ----------
                                                                      1,274,970
                                                                     ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    General Electric Co. PLC -- (GBP) .................    59,197       384,257
    Hirose Electric Ltd. -- (JPY) .....................     2,400       123,118
    Murata Manufacturing Co. Ltd. -- (JPY) ............     4,000       100,907
    Omron Corp. -- (JPY) ..............................    16,000       251,036
    Philips Electronics NV  -- (NLG) ..................     7,030       421,683
    Rohm Co. -- (JPY) .................................     2,000       204,582
    SGS-Thomson Microelectronics -- (FRF)* ............     5,643       349,413
    Siebe PLC -- (GBP) ................................      5600       110,111
    Sony Corp. -- (JPY) ...............................     4,700       419,317
    Tokyo Electron Ltd. -- (JPY) ......................     4,000       128,595
                                                                     ----------
                                                                      2,493,019
                                                                     ----------
ENERGY SERVICES -- 0.1%
    VA Technologie AG -- (ATS) ........................     1,884       285,634
                                                                     ----------
FINANCIAL-BANK & TRUST -- 1.3%
    ABN Amro Holding NV -- (NLG) ......................     7,221       140,699
    Allied Irish Banks PLC -- (IEP) ...................    45,730       443,228
    Bank of Nova Scotia -- (CAD) ......................     8,173       384,657
    Banque Nationale de Paris -- (FRF) ................     3,160       168,036
    Commonwealth Bank of Australia -- (AUD) ...........    14,575       167,140
    Dao Heng Bank Group Ltd. -- (HKD) .................    26,500        66,179
    Deutsche Bank AG -- (DEM) .........................      5550        388306
    Developmental Bank of Singapore
      Ltd. Cl-F -- (SGD) ..............................    22,000       188,019
    HSBC Holdings PLC -- (HKD) ........................    17,165       423,129
    ING Groep NV -- (NLG) .............................    11,355       478,346
    Julius Baer Holdings AG Cl-B -- (CHF) .............       188       349,306
    Overseas-Chinese Banking Corp. Ltd. (SGD) .........    12,000        69,795
    Overseas Union Bank Ltd. C1-F (SGD) ...............    19,000        72,733
    Royal Bank of Canada -- (CAD) .....                     3,250       171,696
    Union Bank of Switzerland -- (CHF) ................       452       654,502

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    United Overseas Bank
      Ltd. -- (SGD) ...................  43,000  $    238,614
    Westpac Banking Corp.
      Ltd. -- (AUD) ...................  53,400       341,535
                                                   ----------
                                                    4,745,920
                                                   ----------
FINANCIAL SERVICES -- 0.4%
    Bank of Ireland PLC -- (IEP) ......  32,499       501,203
    Cetelem -- (FRF) ..................   1,634       222,725
    Guoco Group Ltd. -- (HKD) .........  23,000        56,251
    Nikko Securities Co.
      Ltd. -- (JPY) ...................  46,000       122,411
    Promise Co. Ltd. -- (JPY) .........   3,190       177,630
    Societe Generale -- (FRF) .........   1,944       264,980
                                                   ----------
                                                    1,345,200
                                                   ----------
FOOD -- 0.4%
    Goodman Fielder Ltd. -- (AUD) ..... 114,923       182,707
    Greencore Group PLC -- (IEP) ......  35,697       167,904
    Ito-Yokado Co. Ltd. -- (JPY) ......   5,000       255,728
    Nestle SA -- (CHF) ................     503       754,905
                                                   ----------
                                                    1,361,244
                                                   ----------
INSURANCE -- 0.1%
    QBE Insurance Group
      Ltd. -- (AUD)....................  14,350        62,443
    Royal & Sun Alliance Insurance
      Group PLC  -- (GBP) .............   8,300        83,717
    Zurich
      Versicherungs-Gesellschaft --
      (CHF) ...........................     314       149,836
                                                   ----------
                                                      295,996
                                                   ----------
MACHINERY & EQUIPMENT -- 0.3%
    ABB AG -- (CHF) ...................      66        83,035
    Kurita Water Industries
      Ltd. -- (JPY) ...................   6,000        61,375
    Mannesmann AG -- (DEM) ............     800       401,771
    Rieter Holdings AG -- (CHF)* ......     236       100,966
    Sandvik AB Cl-A -- (SEK) ..........     976        27,800
    Sandvik AB Cl-B -- (SEK) ..........   9,858       282,035
                                                   ----------
                                                      956,982
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Glaxo Wellcome PLC -- (GBP) .......  16,554       392,230
    Novartis AG -- (CHF) ..............     192       311,981
    Sankyo Co. Ltd. -- (JPY) ..........   6,000       136,132
                                                   ----------
                                                      840,343
                                                   ----------
METALS & MINING -- 0.1%
    Rio Tinto PLC -- (GBP) ............  25,909       319,306
                                                   ----------
OFFICE EQUIPMENT -- 0.1%
    Canon, Inc. -- (JPY) ..............  15,000       350,712
    Ricoh Co. Ltd. -- (JPY) ...........   7,000        87,217
                                                   ----------
                                                      437,929
                                                   ----------
OIL & GAS -- 0.8%
    British Petroleum Co.
      PLC -- (GBP) ....................  29,622       389,923
    Burmah Castrol PLC -- (GBP) .......  24,221       421,252
    Ente Nazionale Idrocarburi SPA --
      (ITL) ...........................  82,472       467,871
    Hong Kong & China Gas Co. Ltd. --
      (HKD) ...........................  50,200        97,183
    Shell Transport & Trading Co.
      PLC -- (GBP) ....................  53,150       384,796
                                        SHARES      VALUE
                                        -------  ------------
    Societe Nationale Elf Aquitaine
      SA -- (FRF) .....................   4,069  $    473,465
    Total SA Cl-B -- (FRF) ............   4,653       506,613
                                                   ----------
                                                    2,741,103
                                                   ----------
PAPER & FOREST PRODUCTS -- 0.1%
    Svenska Cellulosa AB
      Cl-B -- (SEK) ...................  13,112       294,982
                                                   ----------
PHARMACEUTICALS -- 0.1%
    Astra AB Cl-A -- (SEK) ............   6,080       105,365
    Pharmacia & Upjohn,
      Inc. -- (SEK) ...................   4,804       176,797
    Santen Pharmaceutical
      Ltd. -- (JPY) ...................     700         8,076
    Yamanouchi Pharmaceutical Co.
      Ltd. -- (JPY) ...................   7,000       150,745
                                                   ----------
                                                      440,983
                                                   ----------
PRINTING & PUBLISHING -- 0.1%
    Dai Nippon Printing Co.
      Ltd. -- (JPY) ...................  16,000       301,490
                                                   ----------
REAL ESTATE -- 0.1%
    Amoy Properties Ltd. -- (HKD) ..... 132,000       115,845
    Cheung Kong Holdings
      Ltd. -- (HKD) ...................  39,000       255,444
    Sun Hung Kai Properties Ltd. --
      (HKD) ...........................  15,000       104,539
                                                   ----------
                                                      475,828
                                                   ----------
RETAIL & MERCHANDISING -- 0.1%
    Dixons Group PLC -- (GBP) .........  16,000       160,856
    Vendex International
      NV -- (NLG) .....................   5,652       311,982
                                                   ----------
                                                      472,838
                                                   ----------
TELECOMMUNICATIONS -- 0.7%
    Deutsche Telekom AG -- (DEM) ......  28,619       530,029
    Ericsson, (L.M.) Telephone Co.
      Cl-B -- (SEK) ...................   7,401       278,434
    Newbridge Networks
      Corp. -- (CAD)* .................   4,000       139,900
    Nokia AB Cl-A -- (FIM) ............   4,663       331,391
    Northern Telecom Ltd. -- (CAD) ....   3,674       326,445
    Philippine Long Distance Telephone
      Co. -- (PHP) ....................     500        11,028
    Portugal Telecom SA -- (PTE) ......   5,310       246,662
    Vodafone Group PLC -- (GBP) ....... 104,002       751,244
                                                   ----------
                                                    2,615,133
                                                   ----------
TRANSPORTATION -- 0.1%
    Peninsular & Oriental Steam
      Navigation Co. -- (GBP) .........  14,200       161,802
    Yamato Transport Co.
      Ltd. -- (JPY) ...................  12,000       161,512
                                                   ----------
                                                      323,314
                                                   ----------
UTILITIES -- 0.4%
    Electricidade de Portugal
      SA -- (PTE) .....................  17,700       335,526
    Hong Kong Electric Holdings Ltd. --
      (HKD) ...........................  15,000        57,013
    Scottish Power PLC -- (GBP) .......  57,359       507,760
    Veba AG -- (DEM) ..................   7,805       531,753
                                                   ----------
                                                    1,432,052
                                                   ----------
TOTAL FOREIGN STOCK
  (COST $27,328,180)...................            30,265,060
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
CORPORATE OBLIGATIONS -- 13.0%
ADVERTISING -- 0.1%
    Lamar Advertising Co. Sr.
      Sub. Notes 8.625%
      144A ...................  09/15/07 $     25 $     25,719
      9.625%..................  12/01/06       35       37,800
    Outdoor Communications Sr.
      Sub. Notes
      9.25%...................  08/15/07       10       10,250
    Outdoor Systems, Inc. Sr.
      Sub. Notes
      8.875%..................  06/15/07       75       78,562
    Universal Outdoor, Inc.
      Sr. Sub. Notes
      9.75%...................  10/15/06       43       48,375
                                                  ------------
                                                       200,706
                                                  ------------
AEROSPACE -- 0.2%
    Argo-Tech Corp. Sr. Sub.
      Notes 144A
      8.625%..................  10/01/07       10       10,000
    BE Aerospace, Inc. Sr.
      Sub. Notes
      9.875%..................  02/01/06       35       37,012
    K&F Industries Sr. Sub.
      Notes 144A
      9.25%...................  10/15/07       10       10,275
    Lockheed Martin Corp.
      Notes
      7.25%...................  05/15/06      455      481,731
                                                  ------------
                                                       539,018
                                                  ------------
AIRLINES -- 0.1%
    Continental Airlines
      Series 97CI
      7.42%...................  04/01/07      175      176,969
    Trans World Airlines Sr.
      Notes 144A
      11.50%..................  12/15/04       10       10,050
                                                  ------------
                                                       187,019
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Consorcio Grupo Dina SA
      [ZCB]
      6.251%..................  11/15/02       20       18,025
                                                  ------------
AUTOMOTIVE PARTS -- 0.0%
    Delco Remy International,
      Inc. Sr. Notes
      8.625%..................  12/15/07       10       10,125
    Hayes Wheel International,
      Inc. Cl-B*
      9.125%..................  07/15/07       85       88,187

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Lear Corp. Sub. Notes
      9.50%...................  07/15/06 $     35 $     38,500
    Safety Components
      International Sr. Sub.
      Notes Cl-B
      10.125%.................  07/15/07       10       10,337
                                                  ------------
                                                       147,149
                                                  ------------
BEVERAGES -- 0.0%
    Canandaigua Wine Sr. Sub.
      Notes
      8.875%..................  12/15/03       55       56,237
                                                  ------------
BROADCASTING -- 0.5%
    Acme Television Finance
      Sr. Disc. Notes [STEP]
      144A
      11.164%.................  09/30/04       15       11,025
    Antenna TV SA Sr. Notes
      9.00%...................  08/01/07       10       10,012
    Argyle Television, Inc.
      Sr. Sub. Notes
      9.75%...................  11/01/05       56       62,160
    Capstar Broadcasting Sr.
      Disc. Notes [STEP]
      10.789%.................  02/01/09       60       42,750
    Central European Media
      Enterprises Sr. Notes
      9.375%..................  08/15/04       10        9,700
    Citadel Broadcasting Co.
      Sr. Sub. Notes 144A
      10.25%..................  07/01/07       10       10,800
    Fox Liberty Networks LLC
      Sr. Notes 144A
      8.875%..................  08/15/07       40       40,000
    Frontiervision Holdings
      [STEP]
      10.287%.................  09/15/07      100       73,750
    Granite Broadcasting Corp.
      Sr. Sub. Debs.
      10.375%.................  05/15/05       75       78,469
    News America Holdings
      Debs.
      7.70%...................  10/30/25      835      874,662
      7.75%...................  12/01/45      365      381,881
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%..................  09/30/05       80       84,200
    Spanish Broadcasting
      System Sr. Notes
      12.50%..................  06/15/02       50       57,375
    Spanish Broadcasting
      System Sr. Notes Cl-B
      11.00%..................  03/15/04       25       27,562

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Sullivan Broadcasting
      Holdings Co. Sr. Sub.
      Notes
      10.25%..................  12/15/05 $     75 $     80,156
    Young Broadcasting, Inc.
      Sr. Sub. Notes Cl-B
      9.00%...................  01/15/06        5        4,987
                                                  ------------
                                                     1,849,489
                                                  ------------
BUILDING MATERIALS -- 0.1%
    Atrium Companies, Inc. Sr.
      Sub. Notes
      10.50%..................  11/15/06       10       10,487
    Building Materials Corp.
      Sr. Notes
      8.625%..................  12/15/06       10       10,300
    Cemex SA 144A
      12.75%..................  07/15/06       10       12,025
    Koppers Industry, Inc. Sr.
      Sub. Notes 144A
      9.875%..................  12/01/07       10       10,300
    Polytama International
      Notes
      11.25%..................  06/15/07       25       21,250
    Southdown, Inc. Sr. Sub.
      Notes
      10.00%..................  03/01/06       75       81,844
    Terex Corp. Sr. Notes
      13.25%..................  05/15/02       23       26,277
                                                  ------------
                                                       172,483
                                                  ------------
BUSINESS SERVICES -- 0.1%
    Affinity Group Holdings
      Sr. Notes
      11.00%..................  04/01/07       65       69,306
    Affinity Group Holdings
      Sr. Sub. Notes
      11.50%..................  10/15/03       55       58,781
    Iron Mountain, Inc. Sr.
      Sub. Notes 144A
      8.75%...................  09/30/09       20       20,550
    Outsourcing Solutions
      Corp. Sr. Sub. Notes
      Cl-B
      11.00%..................  11/01/06       20       22,100
    Primark Corp. Sr. Notes
      8.75%...................  10/15/20       75       76,219
                                                  ------------
                                                       246,956
                                                  ------------
CHEMICALS -- 0.3%
    Harris Chemical North
      American Sr. Sub. Notes
      10.75%..................  10/15/03       40       42,800
    Huntsman Corp. Sr. Sub.
      Notes 144A
      9.1875%.................  01/01/98       40       42,000
    Solutia, Inc. Bonds
      6.72%...................  10/15/37      890      903,350
    Sovereign Specialty
      Chemicals Sr. Sub. Notes
      144A
      9.50%...................  08/01/07 $     20 $     20,600
    Sterling Chemicals
      Holdings Sr. Disc. Notes
      [STEP]
      12.408%.................  08/15/08       35       23,756
    Trikem SA 144A
      10.625%.................  07/24/07       15       13,687
                                                  ------------
                                                     1,046,193
                                                  ------------
CLOTHING & APPAREL -- 0.0%
    GFSI, Inc. Sr. Sub. Notes
      Cl-B
      9.625%..................  03/01/07       10       10,300
    Glenoit Corp. Sr. Sub.
      Notes 144A
      11.00%..................  04/15/07       10       10,775
    Sassco Fashions Ltd. Sr.
      Notes
      12.75%..................  03/31/04       25       26,562
    Worldtex, Inc. Senior
      Notes 144A
      9.625%..................  12/15/07       10       10,300
                                                  ------------
                                                        57,937
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.0%
    DecisionOne Corp. Sr. Sub.
      Notes
      9.75%...................  08/01/07        5        5,212
    Printpack, Inc. Sr. Notes
      9.875%..................  08/15/04       25       26,625
                                                  ------------
                                                        31,837
                                                  ------------
CONGLOMERATES -- 0.5%
    Perez Companc SA 144A
      9.00%...................  01/30/04       15       15,337
    Philip Morris Co., Inc.
      Debs.
      7.50%...................  01/15/02      425      440,406
      7.50%...................  04/01/04      710      745,500
      7.75%...................  01/15/27      480      520,200
                                                  ------------
                                                     1,721,443
                                                  ------------
CONSTRUCTION -- 0.0%
    Altos Hornos de Mexico
      11.875%.................  04/30/04       15       15,675
    American Architectural Sr.
      Notes 144A
      11.75%..................  12/01/07       10       10,050
    MDC Holdings Notes Cl-B
      11.125%.................  12/15/03       25       27,688
    Newport News Shipbuilding,
      Inc. Sr. Notes
      8.625%..................  12/01/06       20       21,100
                                                  ------------
                                                        74,513
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Alaris Medical Systems Sr.
      Notes
      9.75%...................  12/01/06 $     40 $     41,850
    Consumers International
      Corp. Sr. Notes 144A
      10.25%..................  04/01/05       10       10,950
    Foamex L.P. Sr. Sub. Notes
      9.875%..................  06/15/07       10       10,100
    French Fragrances, Inc.
      Sr. Notes
      10.375%.................  05/15/07       10       10,550
    Herff Jones, Inc. Sr. Sub.
      Notes
      11.00%..................  08/15/05       45       48,825
    MacAndrews & Forbes Debs.
      13.00%..................  03/01/99      100      100,000
    Pierce Leahy Corp. Sr.
      Sub. Notes
      11.125%.................  07/15/06        3        3,405
    Polymer Group Holdings
      Notes
      10.75%..................  11/15/06       35       37,275
    Polymer Group Holdings Sr.
      Sub. Notes
      9.00%...................  07/01/07       15       15,000
                                                  ------------
                                                       277,955
                                                  ------------
CONTAINERS & PACKAGING -- 0.0%
    AEP Industries, Inc. Sr.
      Sub. Notes 144A
      9.875%..................  11/15/07       15       15,450
    Huntsman Packaging Corp.
      Sr. Sub. Notes 144A
      9.125%..................  10/01/07       15       15,488
    Owens-Illinois, Inc. Sr.
      Notes
      8.10%...................  05/15/07       20       21,450
    Riverwood International
      Co. Notes
      10.25%..................  04/01/06       50       50,375
      10.875%.................  04/01/08       10        9,650
    Stone Container Corp.
      First Mtge.
      10.75%..................  10/01/02        5        5,175
                                                  ------------
                                                       117,588
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Celestica International
      Sr. Sub. Notes
      10.50%..................  12/31/03       20       21,700
    Details, Inc. Sr. Sub.
      Notes 144A
      10.00%..................  11/15/05       15       15,413
    DII Group, Inc. Sr. Sub.
      Notes 144A
      8.50%...................  09/15/07       10        9,850
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Flextronics International
      Ltd. Sr. Sub. Notes 144A
      8.75%...................  10/15/07 $     10 $      9,975
    HCC Industries, Inc. Sr.
      Sub. Notes
      10.75%..................  05/15/07       15       15,600
    Pioneer Americas
      Acquistics Sr. Notes
      9.25%...................  06/15/07       10       10,025
    Raytheon Co. Notes
      6.45%...................  08/15/02      905      912,919
    RCN Corp. Sr. Notes 144A
      10.00%..................  10/15/07       10       10,325
    Tracor, Inc. Sr. Sub.
      Notes
      8.50%...................  03/01/07        5        5,075
    Viasystems, Inc. Sr. Sub.
      Notes
      9.75%...................  06/01/07       10       10,337
    Wavetek Corp. Sr. Sub.
      Notes
      10.125%.................  06/15/07       10       10,388
                                                  ------------
                                                     1,031,607
                                                  ------------
ENTERTAINMENT &
  LEISURE -- 0.7%
    AMC Entertainment, Inc.
      Sr. Sub. Notes
      9.50%...................  03/15/09       40       41,450
    Boyd Gaming Corp. Sr. Sub.
      Notes
      9.50%...................  07/15/07       50       52,625
    Cinemark USA, Inc. Sr.
      Sub. Notes
      9.625%..................  08/01/08       65       67,600
    Coast Hotels & Casino
      Notes Cl-B
      13.00%..................  12/15/02       55       62,150
    Colorado Gaming &
      Entertainment Corp.
      [PIK]
      12.00%..................  06/01/03      159      172,190
    Fitzgeralds Gaming Corp.
      Sr. Sub. Notes 144A
      12.25%..................  12/15/04       40       40,400
    Fox Kids Worldwide, Inc.
      Sr. Disc. Notes [STEP]
      144A
      10.675%.................  11/01/07       40       23,800
    Fox Kids Worldwide, Inc.
      Sr. Notes 144A
      9.25%...................  11/01/07       50       48,500
    Greate Bay Property
      Funding First Mtge.
      10.875%.................  01/15/04       25       21,250
    Lady Luck Gaming First
      Mtge.
      11.875%.................  03/01/01       45       45,900
    Louisiana Casino Cruises
      First Mtge.
      11.50%..................  12/01/98      100      101,750

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Mohegan Tribal Gaming Cl-B
      Sr. Notes
      13.50%..................  11/15/02 $     30 $     38,813
    Players International Sr.
      Notes
      10.875%.................  04/15/05       25       27,000
    Premier Parks Corp. Sr.
      Notes Cl-A
      12.00%..................  08/15/03       40       44,500
    Showboat Marina Casinos
      First Mtge.
      13.50%..................  03/15/03       25       29,750
    Six Flags Theme Parks Sr.
      Sub. Notes Cl-A [STEP]
      10.324%.................  06/15/05       90       94,050
    Time Warner Entertainment
      Debs.
      7.25%...................  09/01/08      385      403,769
      8.875%..................  10/01/12      425      501,500
      8.375%..................  07/15/33      590      674,813
                                                  ------------
                                                     2,491,810
                                                  ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Allied Waste Industries
      Sr. Disc. Notes [STEP]
      9.57%...................  06/01/07       50       35,313
    Allied Waste North America
      Notes
      10.25%..................  12/01/06       35       38,325
    WMX Technologies, Inc.
      Notes
      7.10%...................  08/01/26      925      967,781
                                                  ------------
                                                     1,041,419
                                                  ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Sr. Notes
      11.75%..................  11/15/05       10       11,075
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.2%
    Allstate Financing II
      7.83%...................  12/01/45      125      131,719
    Banponce Corp. Medium-Term
      Notes
      7.125%..................  05/02/02      410      421,788
    Chevy Chase Savings Bank
      Sub. Debs.
      9.25%...................  12/01/05       45       46,238
    Dime Capital Trust I Cl-A
      9.33%...................  05/06/27       10       11,313
    First Nationwide Holdings
      Sr. Notes
      12.50%..................  04/15/03       55       62,700
    First Nationwide Holdings
      Sr. Sub. Notes
      10.625%.................  10/01/03       35       39,200
    Greenpoint Bank Sr. Notes
      6.70%...................  07/15/02      290      291,813
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Greenpoint Capital Trust I
      9.10%...................  06/01/27 $     10 $     11,038
    Korea Development Bank
      Notes
      7.125%..................  09/17/01       25       20,344
      7.90%...................  02/01/02      350      301,875
    Long Island Savings Bank
      Notes
      7.00%...................  06/13/02      690      703,800
    Merita Bank Ltd. Sub.
      Notes
      6.50%...................  01/15/06      500      497,500
    North Fork Bancorp
      8.70%...................  12/15/26        5        5,363
    Peoples Bank-Bridgeport
      Sub. Notes
      7.20%...................  12/01/06      305      311,481
    Provident Capital Trust
      8.60%...................  12/01/26       20       21,300
    Riggs Capital Trust 144A
      8.625%..................  12/31/26       15       15,919
    Societe Generale 144A
      7.85%...................  04/30/07      130      136,988
    Sovereign Capital Trust I
      Capital Securities
      9.00%...................  04/01/27       15       16,297
    St. Paul Bancorp. Sr.
      Notes
      7.125%..................  02/15/04      350      357,875
    State Development Bank of
      China Notes
      7.375%..................  02/01/07      495      493,763
    Swedbank Sub. Notes 144A
      7.50%...................  11/29/49      360      369,263
    Williams Scotsman, Inc.
      Sr. Notes
      9.875%..................  06/01/07       15       15,525
                                                  ------------
                                                     4,283,102
                                                  ------------
FINANCIAL SERVICES -- 3.1%
    Aames Financial Corp. Sr.
      Notes
      9.125%..................  11/01/03       40       39,400
    AFC Capital Trust I Cl-B
      8.207%..................  02/03/27      270      300,038
    American General Institute
      Capital Trust Co.
      Guarantee 144A
      8.125%..................  03/15/46      765      845,325
    APP Global Finance V Ltd.
      [CVT] 144A
      2.00%...................  07/25/00       20       16,800
    CIA Latino Americana 144A
      11.625%.................  06/01/04       10       10,000
    Colonial Capital I Notes
      Guaranteed
      8.92%...................  01/15/27       15       16,481
    Commercial Credit Notes
      7.75%...................  03/01/05      430      463,325

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Consorcio Equatoriano
      Notes 144A
      14.00%..................  05/01/02 $     10 $     10,163
    Contifinancial Corp. Sr.
      Notes
      8.375%..................  08/15/03       45       47,475
    Delta Financial Corp. Sr.
      Notes
      9.50%...................  08/01/04       15       15,000
    Dine S.A. de C.V. 144A
      8.75%...................  10/05/07       10        9,700
    Dollar Financial Group Sr.
      Notes
      10.875%.................  11/15/06       15       16,069
    Esat Holdings Ltd. [STEP]
      10.565%.................  02/01/07       35       24,675
    First Financial Caribbean
      Corp. Sr. Notes
      7.84%...................  10/10/06      200      208,500
    Firstar Bank Milwaukee Sr.
      Notes
      6.25%...................  12/01/02      380      380,000
    FRD Acquisition Sr. Notes
      Cl-B
      12.50%..................  07/15/04       10       10,850
    General Motor Acceptance
      Corp. Medium-Term Notes
      6.40%...................  05/19/99      835      839,175
    Hartford Life Notes
      7.10%...................  06/15/07      450      464,063
    Imperial Credit Capital
      Trust I 144A
      10.25%..................  06/14/02       20       19,800
    Imperial Credit
      Industries, Inc. Sr.
      Notes
      9.875%..................  01/15/07       20       19,700
    Intertek Finance PLC Sr.
      Sub. Notes Cl-B
      10.25%..................  11/01/06       25       26,188
    Isle of Capri Capital
      Corp. 144A
      13.00%..................  08/31/04       10       10,138
    Lehman Brothers Holdings,
      Inc. Notes
      6.40%...................  12/27/99      465      467,325
      6.50%...................  10/01/02      550      551,375
    Merrill Lynch & Co., Inc.
      Medium-Term Notes
      6.25%...................  09/02/99    1,835    1,841,881
    Netia Holdings B.V. Sr.
      Series 144A
      10.25%..................  11/01/07       10        9,475
    Ocwen Capital Trust I
      10.875%.................  08/01/27       10       10,838
    Pindo Deli Financial
      Mauritius 144A
      10.75%..................  10/01/07       25       21,500
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Quebec Province Debs.
      7.125%..................  02/09/24 $  1,320 $  1,364,550
    Railcar Leasing LLC 144A
      6.75%...................  07/15/06      653      663,153
    Salomon, Inc. Sr. Notes
      7.30%...................  05/15/02      465      479,885
    Southern Investments UK
      Sr. Notes
      6.80%...................  12/01/06      790      805,800
    The Money Store, Inc.
      Notes
      8.05%...................  04/15/02      710      736,625
    Tjiwi Kimia Financial
      Mauritius 144A
      10.00%..................  08/01/04       25       20,750
    Travelers Capital II Corp.
      7.75%...................  12/01/36      160      169,200
    Vicap SA 144A
      10.25%..................  05/15/02       20       20,900
    Webster Capital Trust I
      144A
      9.36%...................  01/29/27       10       11,175
                                                  ------------
                                                    10,967,297
                                                  ------------
FOOD -- 0.1%
    Ameriserv Food Distributor
      Notes
      8.875%..................  10/15/06       20       20,250
    Ameriserv Food Distributor
      Sr. Sub. Notes
      10.125%.................  07/15/07        5        5,250
    Aurora Foods, Inc. Sr.
      Sub. Notes Cl-B
      9.875%..................  02/15/07       10       10,550
    Chiquita Brands Sr. Notes
      9.625%..................  01/15/04       10       10,650
    Del Monte Corp. Sr. Sub.
      Notes Cl-B
      12.25%..................  04/15/07       10       10,788
    Southern Foods Sr. Sub.
      Notes 144A
      9.875%..................  09/01/07       10       10,388
    Stater Brothers Holdings
      Sr. Sub. Notes
      9.00%...................  07/01/04       70       72,975
    Stater Brothers, Inc. Sr.
      Notes
      11.00%..................  03/01/01      100      110,000
    Windy Hill Pet Food Co.
      Sr. Sub. Notes
      9.75%...................  05/15/07        5        5,213
                                                  ------------
                                                       256,064
                                                  ------------
FURNITURE -- 0.0%
    Sealy Mattress Co. Sr.
      Disc. Notes [STEP] 144A
      10.561%.................  12/15/07       15        9,113
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
HEALTHCARE SERVICES -- 0.3%
    Genesis Eldercare Co. Sr.
      Sub. Notes 144A
      9.00%...................  08/01/07 $     20 $     19,650
    Genesis Health Ventures,
      Inc. Sr. Sub. Notes
      9.25%...................  10/01/06       45       46,013
    Integrated Health
      Services, Inc. Sr. Sub.
      Notes 144A
      9.25%...................  01/15/08       30       30,600
      9.50%...................  09/15/07       25       25,813
    Kinetic Concepts, Inc. Sr.
      Sub. Notes 144A
      9.625%..................  11/01/07       10       10,175
    Manor Care, Inc. Sr. Notes
      7.50%...................  06/15/06      305      324,063
    Merit Behavioral Care Sr.
      Sub. Notes
      11.50%..................  11/15/05       40       46,150
    National Health Investors,
      Inc.
      7.30%...................  07/16/07      295      308,275
    Paracelsus Healthcare
      Corp. Sr. Sub. Notes
      10.00%..................  08/15/06       40       41,100
    Paragon Health Networks
      Sr. Sub. Notes 144A
      9.50%...................  11/01/07       50       50,125
    Tenet Healthcare Corp. Sr.
      Sub. Notes
      8.00%...................  01/15/05       75       76,406
    Urohealth Systems, Inc.
      Sr. Sub. Notes
      12.50%..................  04/01/04       30       28,763
                                                  ------------
                                                     1,007,133
                                                  ------------
HOTELS & MOTELS -- 0.0%
    Host Marriott Travel Plaza
      Sr. Notes Cl-B
      9.50%...................  05/15/05       40       42,600
    Prime Hospitality Corp.
      First Mtge.
      9.25%...................  01/15/06       50       53,188
    Prime Hospitality Corp.
      Sr. Sub. Notes
      9.75%...................  04/01/07       35       37,625
                                                  ------------
                                                       133,413
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.1%
    Carson, Inc. Sr. Sub.
      Notes 144A
      10.375%.................  11/01/07       20       20,425
    Cellnet Data Systems, Inc.
      Sr. Disc. Notes [STEP]
      144A
      14.63%..................  10/01/07       95       47,500
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Concentric Network Corp.
      Sr. Notes 144A
      12.75%..................  12/15/07 $     10 $     10,275
    Continental Global Group
      Sr. Notes Cl-B
      11.00%..................  04/01/07       25       26,750
    FWT, Inc. Sr. Sub. Notes
      144A
      9.875%..................  11/15/07       15       15,413
    Hedstrom Corp. Sr. Sub.
      Notes
      10.00%..................  06/01/07       15       15,150
    Hedstrom Holdings, Inc.
      Sr. Disc. Notes
      11.788%.................  06/01/09        5        3,044
    ITC Deltacom, Inc. Sr.
      Notes
      11.00%..................  06/01/07       30       33,150
    Jones Intercable, Inc. Sr.
      Sub. Notes
      9.625%..................  03/15/02       50       53,688
    Knology Holdings, Inc.
      Units [STEP] 144A
      12.425%.................  10/15/07       45       24,750
    PCI Chemicals Canada, Inc.
      Sr. Notes 144A
      9.25%...................  10/15/07       50       50,063
    Pharmaceutical Fine
      Chemicals Sr. Sub. Notes
      144A
      9.75%...................  11/15/07       10       10,150
    TransAmerican Refining
      Corporation Units 144A
      16.00%..................  06/30/03       20       20,400
    Unisys Corp. Sr. Sub.
      Debs.
      9.75%...................  09/15/16       75       75,281
                                                  ------------
                                                       406,039
                                                  ------------
INSURANCE -- 0.5%
    Aegon NV Sub. Notes
      8.00%...................  08/15/06    1,155    1,276,275
    Conseco, Inc. Sr. Notes
      10.50%..................  12/15/04      430      515,463
                                                  ------------
                                                     1,791,738
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Agco Corp. Sr. Sub. Notes
      8.50%...................  03/15/06       40       41,100
    Johnstown America
      Industries, Inc. Sr.
      Sub. Notes Cl-C
      11.75%..................  08/15/05       15       16,500
    Millipore Corp. Notes
      7.20%...................  04/01/02      340      349,775
                                                  ------------
                                                       407,375
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Fresenius Medical Care AG
      Guaranteed
      9.00%...................  12/01/06 $     20 $     20,900
    Graphic Controls Corp. Sr.
      Sub. Notes Cl-A
      12.00%..................  09/15/05       35       39,113
                                                  ------------
                                                        60,013
                                                  ------------
METALS & MINING -- 0.3%
    Acindar Industria
      Argentina de Aceros SA
      11.25%..................  02/15/04       10        9,850
    AK Steel Corp. Sr. Notes
      9.125%..................  12/15/06       30       30,900
    Anker Coal Group, Inc. Sr.
      Notes 144A
      9.75%...................  10/01/07       10       10,000
    Freeport-McMoran C&G Sr.
      Notes
      7.50%...................  11/15/06      125      125,469
    Hylsa SA de CV 144A
      9.25%...................  09/15/07       30       30,000
    Noranda, Inc. Debs.
      7.00%...................  07/15/05      680      694,450
    Potash Corp. Notes
      7.125%..................  06/15/07      300      310,125
    WCI Steel, Inc. Sr. Notes
      Cl-B
      10.00%..................  12/01/04       35       35,963
                                                  ------------
                                                     1,246,757
                                                  ------------
OFFICE EQUIPMENT -- 0.0%
    Axiohm Transaction
      Solutions, Inc. Sr. Sub.
      Notes 144A
      9.75%...................  10/01/07       10       10,175
    United Stationery Supply
      Sr. Sub. Notes
      12.75%..................  05/01/05        3        3,341
                                                  ------------
                                                        13,516
                                                  ------------
OIL & GAS -- 0.6%
    Abraxas Petroleum Corp.
      Sr. Notes Cl-B
      11.50%..................  11/01/04       25       27,250
    Citgo Petroleum Corp. Sr.
      Notes
      7.875%..................  05/15/06      170      182,750
    Dailey International, Inc.
      Notes 144A
      9.75%...................  08/15/07        5        5,231
    Flores & Rucks, Inc. Sr.
      Sub. Notes
      9.75%...................  10/01/06       40       44,000
    Newpark Resources, Inc.
      Sr. Sub. Notes 144A
      8.625%..................  12/15/07       10       10,200
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Pacalta Resource Ltd. Sr.
      Notes Cl-B
      10.75%..................  06/15/04 $     10 $      9,900
    Panaco, Inc. Sr. Notes
      144A
      10.625%.................  10/01/04       10       10,075
    Panda Global Energy Co.
      Sr. Notes
      12.50%..................  04/15/04       10        9,300
    Parker Drilling Corp.
      Notes
      9.75%...................  11/15/06       30       32,400
    Petroleum Geo-Services
      Notes
      7.50%...................  03/31/07      175      185,500
    Petsec Energy, Inc. Sr.
      Sub. Notes Cl-B
      9.50%...................  06/15/07       35       36,050
    Pogo Producing Co. Sr.
      Sub. Notes Cl-B
      8.75%...................  05/15/07        5        5,069
    Pride Petroleum Services,
      Inc. Sr. Notes
      9.375%..................  05/01/07       15       16,163
    Saga Petroleum ASA Debs.
      7.25%...................  09/23/27      325      338,813
    Snyder Oil Corp. Sr. Sub.
      Notes
      8.75%...................  06/15/07       15       15,225
    Transamerican Energy Sr.
      Disc. Notes [STEP] 144A
      14.045%.................  06/15/02      160      128,000
    Transamerican Energy Sr.
      Notes 144A
      11.50%..................  06/15/02       70       68,775
    Transtexas Gas Corp. Sr.
      Sub. Notes Cl-D
      13.75%..................  12/31/01       75       83,906
    Wiser Oil Co. Sr. Sub.
      Notes
      9.50%...................  05/15/07       10        9,800
    YPF Sociedad Anonima
      7.75%...................  08/27/07      920      933,800
                                                  ------------
                                                     2,152,207
                                                  ------------
PAPER & FOREST
  PRODUCTS -- 0.0%
    Florida Coast Paper LLC
      First Mtge.
      12.75%..................  06/01/03       35       37,275
    Maxxam Group Holdings,
      Inc. Sr. Notes
      12.00%..................  08/01/03        5        5,431
    Radnor Holdings Sr. Notes
      10.00%..................  12/01/03        5        5,200
                                                  ------------
                                                        47,906
                                                  ------------
PHARMACEUTICALS -- 0.0%
    ICN Pharmaceuticals, Inc.
      Sr. Notes Cl-B
      9.25%...................  08/15/05       15       15,938
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
PRINTING & PUBLISHING -- 0.0%
    America Media Operation
      Sr. Sub. Notes
      11.625%.................  11/15/04 $     40 $     43,400
    Garden State Newspapers,
      Inc. Sr. Sub. Notes 144A
      8.75%...................  10/01/09       10       10,050
    Hollinger International
      Publishing Co. Notes
      8.625%..................  03/15/05       15       15,544
      9.25%...................  03/15/07       15       15,825
    Von Hoffman Press, Inc.
      Sr. Sub. Notes 144A
      10.375%.................  05/15/07       10       10,688
                                                  ------------
                                                        95,507
                                                  ------------
RAILROADS -- 0.6%
    Norfolk Southern Corp.
      6.95%...................  05/01/02      425      437,750
      7.80%...................  05/15/27      815      924,006
      7.05%...................  05/01/37      755      801,244
    TFM SA de CV 144A
      10.25%..................  06/15/07       10       10,300
    TFM SA de CV 144A [STEP]
      11.135%.................  06/15/09       50       31,750
                                                  ------------
                                                     2,205,050
                                                  ------------
REAL ESTATE -- 0.0%
    Continental Homes Holding
      Corp. Sub. Notes
      10.00%..................  04/15/06       15       16,200
    HMH Properties, Inc. Sr.
      Notes Cl-B
      8.875%..................  07/15/07       25       26,375
                                                  ------------
                                                        42,575
                                                  ------------
RESORTS -- 0.0%
    Club Regina Resorts Inc.
      Sr. Notes 144A
      13.00%..................  12/01/04       20       20,500
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Federated Department
      Stores Sr. Notes
      8.50%...................  06/15/03      720      785,700
    Fleming Co., Inc. Sr. Sub.
      Notes. 144A
      10.50%..................  12/01/04       20       21,000
    Ralph's Grocery Co.
      10.45%..................  06/15/04        5        5,625
    Rite Aid Corp. Notes
      6.70%...................  12/15/01      170      172,763
    Southland Corp. Sr. Sub.
      Debs. Cl-A
      4.50%...................  06/15/04       95       77,188
    Specialty Retailer Group,
      Inc. Sr. Notes Cl-B
      8.50%...................  07/15/05       10       10,200
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    William Carter Holdings
      Sr. Sub. Notes 144A
      12.00%..................  10/01/08 $     20 $     20,975
    Zale Corp. Sr. Notes 144A
      8.50%...................  10/01/07       20       19,800
                                                  ------------
                                                     1,113,251
                                                  ------------
SEMICONDUCTORS -- 0.0%
    Fairchild Semiconductor
      Sr. Sub. Notes
      10.125%.................  03/15/07       75       79,313
    Fairchild Semiconductor
      Sr. Sub. Notes [PIK]
      144A....................  03/15/07       25       25,750
    International Semi-Tech
      Microelectronics Sr.
      Disc. Notes [STEP]
      25.644%.................  08/15/03       50       19,000
                                                  ------------
                                                       124,063
                                                  ------------
STEEL -- 0.0%
    Armco, Inc. Sr. Notes
      9.00%...................  09/15/07       10        9,825
                                                  ------------
TELECOMMUNICATIONS -- 1.5%
    Adelphia Communications
      Corp. Cl-B Sr. Notes
      10.25%..................  07/15/00       10       10,450
    American Communications
      Services, Inc. Sr. Notes
      144A
      13.75%..................  07/15/07       15       17,775
    Benedek Communications Sr.
      Disc. Notes [STEP]
      10.871%.................  05/15/06       75       57,188
    BTI Telecom Corp. Sr.
      Notes 144A
      10.50%..................  09/15/07       20       20,500
    Centennial Cellular Sr.
      Notes
      8.875%..................  11/01/01       25       25,500
    Century Communications
      Corp. Sr. Notes
      9.50%...................  03/01/05       35       36,925
    Cia Telecom Chile Notes
      7.625%..................  07/15/06      995    1,019,875
    Comcast Cellular Holdings
      Sr. Notes C1-B
      9.50%...................  05/01/07       45       47,138
    Comcast U.K. Cable Corp.
      Debs. [STEP]
      9.659%..................  11/15/07       60       49,275
    Comcast U.K. Cable Corp.
      Sr. Sub. Debs.
      9.50%...................  01/15/08       25       26,625
    Commodore Media, Inc. Sr.
      Sub. Notes [STEP]
      9.958%..................  05/01/03       80       89,200

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Diamond Cable
      Communications PLC Sr.
      Disc. Notes [STEP]
      10.383%.................  12/15/05 $     60 $     46,800
    Dobson Communications
      Corp. Sr. Notes
      11.75%..................  04/15/07       40       42,300
    Esprit Telecom Group PLC
      Sr. Notes
      11.50%..................  12/15/07       10       10,300
    Globalstar LP/Capital Sr.
      Notes
      11.375%.................  02/15/04       45       45,450
    Hermes Europe Railtel BV
      Sr. Notes 144A
      11.50%..................  08/15/07       10       11,100
    Innova S de R.L. Sr. Notes
      12.875%.................  04/01/07       30       30,450
    Intercel, Inc. Sr. Disc.
      Notes [STEP]
      11.243%.................  02/01/06       70       51,363
    Intermedia Communications,
      Inc. Sr. Notes 144A
      8.50%...................  01/15/08       25       25,063
      8.875%..................  11/01/07       85       87,763
    International Cabletel,
      Inc. Sr. Notes [STEP]
      10.102%.................  02/01/06       65       50,538
    Iridium LLC Capital Corp.
      Sr. Notes Cl-B
      14.00%..................  07/15/05       55       60,363
    Iridium LLC Capital Corp.
      Sr. Notes 144A
      11.25%..................  07/15/05       10        9,900
    Jacor Communications Co.
      Notes
      9.75%...................  12/15/06       10       10,775
    JCAC Communications, Inc.
      Sr. Sub. Notes
      10.125%.................  06/15/06       45       49,050
    Jones Intercable Sr. Sub.
      Debs.
      10.50%..................  03/01/08       30       32,850
    Kitty Hawk, Inc. Senior
      Notes 144A
      9.95%...................  11/15/04       20       20,450
    L-3 Communications Corp.
      Sr. Sub. Notes Cl-B
      10.375%.................  05/01/07       20       21,700
    LCI International, Inc.
      Sr. Notes
      7.25%...................  06/15/07      610      634,400
    Marcus Cable Operating Co.
      Sr. Disc. Notes [STEP]
      10.86%..................  08/01/04       50       46,500
    McCaw International Ltd.
      Sr. Disc. Notes [STEP]
      12.942%.................  04/15/07       10        5,850
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    McLeod USA, Inc. Sr. Disc.
      Notes [STEP]
      9.111%..................  03/01/07 $     55 $     40,013
    Metronet Communications
      Corp. Sr. Disc. Notes
      [STEP] 144A
      10.557%.................  11/01/07       10        6,125
    Millicom International
      Cellular S.A. Sr. Disc.
      Notes [STEP]
      11.314%.................  06/01/06       80       59,400
    Mobile Telecommunications
      Corp. Sr. Notes
      13.50%..................  12/15/02       20       23,300
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      11.50%..................  09/01/03        5        4,950
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      10.032%.................  08/15/04      205      182,450
    Omnipoint Corp. Sr. Notes
      11.625%.................  08/15/06       25       26,500
    Orbcomm Global LP Cl-B Sr.
      Notes
      14.00%..................  08/15/04       40       43,600
    Pegasus Media &
      Communications, Inc.
      Notes
      12.50%..................  07/01/05       45       51,413
    PriCellular Wireless Sr.
      Notes
      10.75%..................  11/01/04       40       43,500
    Qwest Communications
      International, Inc. Sr.
      Disc. Notes [STEP] 144A
      8.792%..................  10/15/07       20       13,600
    Radio One, Inc.
      7.00%...................  05/15/04       10        9,675
    Radnor Holdings, Inc. Sr.
      Notes
      10.00%..................  12/01/03       10       10,400
    RCN Corp. Sr. Disc. Notes
      [STEP] 144A
      10.443%.................  10/15/07       40       25,200
    Rogers Cablesystems Ltd.
      Notes
      11.00%..................  12/01/15       60       69,600
    South Korea Telecom
      7.75%...................  04/29/04      185      143,838
    TCI Satellite
      Entertainment Sr. Sub.
      Notes 144A
      10.875%.................  02/15/07        5        5,300
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP]
      8.776%..................  07/01/07       40       32,800

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Telesystem International
      Wireless, Inc. Sr. Disc.
      Notes [STEP] 144A
      11.621%.................  11/01/07 $     10 $      5,550
    Transtel SA Sr. Notes 144A
      12.50%..................  11/01/07       15       14,100
    U.S. West Capital Funding
      Inc. Notes
      6.95%...................  01/15/37      710      732,188
    UIH Australia/Pacific Inc.
      Sr. Disc. Notes [STEP]
      144A
      12.83%..................  05/15/06       50       34,250
    Viacom, Inc. Sub. Debs.
      8.00%...................  07/07/06       40       40,200
    WinStar Communications,
      Inc. 144A
      15.0%...................  03/01/07       30       31,200
    Worldcom, Inc. Sr. Notes
      7.75%...................  01/01/07      965    1,037,375
                                                  ------------
                                                     5,379,943
                                                  ------------
TRANSPORTATION -- 0.0%
    Atlantic Express Sr. Notes
      144A
      10.75%..................  02/01/04       10       10,625
    Chemical Leaman Corp. Sr.
      Notes
      10.375%.................  06/15/05       10       10,500
    Eletson Holdings, Inc.
      Mortgage Notes
      9.25%...................  11/15/03       50       51,188
    Trico Marine Services Sr.
      Notes 144A
      8.50%...................  08/01/05       10       10,075
                                                  ------------
                                                        82,388
                                                  ------------
UTILITIES -- 1.0%
    AES China Generating Co.
      Ltd. Sr. Notes
      10.125%.................  12/15/06       10        9,725
    AES Corp. Sr. Sub. Notes
      8.375%..................  08/15/07       20       20,000
    Arizona Public Service Sr.
      Notes
      6.75%...................  11/15/06      415      423,819
    Baltimore Gas & Electric
      Medium-Term Notes
      6.90%...................  02/01/05      705      730,556
    Cleveland Electric
      Illumination Co. First
      Mtge. Cl-B
      9.50%...................  05/15/05       25       27,906
    Coho Energy, Inc. Sr. Sub.
      Notes
      8.875%..................  10/15/07       10       10,050
    Columbia Gas Systems, Inc.
      Debs.
      6.61%...................  11/28/02      480      487,800
    Connecticut Light & Power
      First Mtge.
      7.875%..................  06/01/01      290      299,425
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    El Paso Electric Co. First
      Mtge. Cl-E
      9.40%...................  05/01/11 $     10 $     11,375
    Enersis SA Notes
      7.40%...................  12/01/16      520      540,800
      6.60%...................  12/01/26      220      222,200
    Espirito Santo Centrais
      Sr. Notes 144A
      10.00%..................  07/15/07       15       13,650
    Illinova Corp. Notes
      7.125%..................  02/01/04      385      393,663
    Long Island Lighting Debs.
      9.00%...................  11/01/22       40       44,550
    Niagara Mohawk Power Corp.
      Notes
      9.95%...................  06/01/00       50       50,028
    Northeast Utilities System
      Notes
      8.38%...................  03/01/05       31       30,667
      8.58%...................  12/01/06        9        8,918
                                                  ------------
                                                     3,325,132
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $45,043,997)..........                      46,516,304
                                                  ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.5%
FEDERAL HOME LOAN MORTGAGE CORP. -- 5.8%
      5.77%...................  01/09/98   10,000    9,987,178
      5.62%...................  01/14/98    5,000    4,989,853
      5.72%...................  01/14/98    5,000    4,989,672
      9.50%...................  05/01/05      386      406,766
      8.50%...................  06/01/27      387      403,836
                                                  ------------
                                                    20,777,305
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION. -- 1.9%
      5.50%.......... 02/01/11-05/01/11     2,743     2,652,489
      6.50%.......... 02/01/26-07/01/26     1,058     1,045,216
      7.00%.......... 03/18/02-10/01/27     1,974     1,991,020
      7.50%.......... 10/15/23-06/01/27       188       192,693
      8.50%.................. 10/15/08       949     1,000,620
                                                  ------------
                                                     6,882,038
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.8%
      6.50%.................. 08/01/25        86        84,585
      6.875%......... 11/20/21-10/20/25     1,294     1,324,673
      7.00%.......... 08/15/10-11/15/25     3,028     3,076,573
      7.375%......... 05/20/24-06/20/26       895       915,999
      7.50%.......... 10/15/26-10/15/27     5,850     5,996,958
      10.00%................. 06/15/13       498       543,538
      5.50% [TBA]............ 02/16/28     2,930     2,926,338
      5.50% [TBA]............ 03/15/28       585       584,269
      6.00% [TBA]............ 01/16/28       685       661,881
      7.00% [VR]............. 09/20/23        58        59,214
      7.00% [TBA]............ 01/16/28       615       623,639
      7.375% [VR]............ 04/20/23       310       317,748
                                                  ------------
                                                    17,115,415
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $44,591,767)..................              44,774,758
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
U.S. TREASURY OBLIGATIONS -- 7.4%
U.S. TREASURY BILLS -- 0.5%
      5.205%#................ 01/22/98    $1,930  $  1,924,392
                                                  ------------
U.S. TREASURY BONDS -- 2.4%
      6.625%................. 02/15/27     1,270     1,378,522
      6.375%................. 08/15/27     6,670     7,042,652
                                                  ------------
                                                     8,421,174
                                                  ------------
U.S. TREASURY NOTES -- 4.5%
      5.625%................. 10/31/99     3,305     3,302,720
      6.25%.................. 06/30/02     7,405     7,555,618
      5.75%.................. 10/31/02     2,920     2,923,387
      5.75%.................. 11/30/02     1,900     1,902,280
      6.125%................. 08/15/07       520       534,596
                                                  ------------
                                                    16,218,601
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $26,014,713)..................              26,564,167
                                                  ------------
COLLATERALIZED MORTGAGE & ASSET-BACKED OBLIGATIONS -- 3.2%
    Advanta Mtge. Loan Trust
      1997-2 Cl-A2
      7.05%.................. 05/25/21       805       815,319
    Advanta Mtge. Loan Trust
      Series 1997-3 Cl-A3
      6.69%.................. 04/25/17       655       659,557
    Amresco Residential
      Securities Mtge. Loan
      Trust Series 1997-3
      Cl-A3
      6.60%.................. 01/25/18       440       441,925
    Capital Equipment
      Receivables Trust
      Series 1996-1 Cl-A4
      6.28%.................. 06/15/00       600       601,380
    Carco Auto Loan Master
      Trust Series 1997-1
      Cl-A
      6.689%................. 08/15/06       615       618,801
    CMAC 97-Ml1 Cl-A2
      6.57%.................. 12/15/30       255       257,231
    CMAC 97-Ml1 Cl-A3
      6.57%.................. 12/15/30       700       705,906
    Federal National Mtge.
      Assoc. REMIC Series
      1989-71 Cl-J
      8.50%.................. 10/25/19       880       953,150
    Federal National Mtge.
      Assoc. REMIC Series
      1993-240 Cl-B
      6.25%.................. 12/25/13       548       539,649
    Federal National Mtge.
      Assoc. REMIC Series
      1997-61 Cl-ZC
      7.00%.................. 02/25/23       317       310,818
    First Union-Lehman Bros.
      Commercial Mortgage
      Series 1997-C2 Cl-A3
      6.65%.................. 06/18/08       470       474,259
    Green Tree Financial
      Corp. Series 1997-2
      Cl-A6
      7.24%.................. 03/15/25       635       654,739
                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
    Green Tree Financial
      Corp. Series 1997-3
      Cl-A4
      6.93%.................. 07/15/28    $1,095  $  1,124,154
    Green Tree Recreational,
      Equipment & Consumer
      Trust Series 1997-B
      Cl-A1
      6.55%.................. 07/15/28     1,321     1,332,585
    PNC Mtge. Securities
      Corp. Series 1997-6
      Cl-A2
      6.60%.................. 01/01/00       551       554,811
    Provident Bank Home
      Equity Loan Trust
      6.91%.................. 01/25/29       455       456,493
    Securitized Asset Sales,
      Inc.
      6.808%................. 11/28/23       973       951,458
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE & ASSET-
  BACKED OBLIGATIONS
  (COST $11,286,177)..................              11,452,235
                                                  ------------

SOVEREIGN ISSUES -- 0.0%
NETHERLANDS
    Asia Pulp & Paper
      International Finance
      Co. Notes 11.75%
      (COST $47,559)......... 10/01/05        45        41,625
                                                  ------------

COMMERCIAL PAPER -- 2.8%
    Corporate Receivables
      Corp. 5.625% (COST
      $9,982,583)............ 01/12/98    10,000     9,982,583
                                                  ------------

REPURCHASE AGREEMENTS -- 3.7%
    UBS Securities Funding, Inc.,
      6.45% dated 12/31/97,
      repurchase price
      $13,089,689
      (Collateralized by U.S.
      Treasury Notes, par
      value $9,787,000,
      market value
      $13,366,901, due
      02/15/19)
      (COST $13,085,000)..... 01/02/98    13,085    13,085,000
                                                  ------------
                                         SHARES
                                        --------

SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash
      Fund ..................            877,099       877,099
    Temporary Investment
      Fund ..................            877,099       877,099
                                                  ------------
    (COST $1,754,198)........                        1,754,198
                                                  ------------
TOTAL INVESTMENTS -- 100.5%
  (COST $329,164,146).................             359,223,570
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
SALE COMMITMENTS -- (0.1%)
Federal National Mortgage
  Assoc. [TBA] 6.50%
  (COST $(207,113)).......... 01/16/28      $210  $   (207,375)
LIABILITIES IN EXCESS OF
  ASSETS -- (0.4%)....................              (1,425,321)
                                                  ------------
NET ASSETS -- 100.0%..................            $357,590,874
                                                   ===========

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                          UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE           FOR          AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------
01/98          Buy      JPY         327,231      $   2,514      $   2,518         $      4
01/98          Buy      FRF         219,328         36,893         36,561             (332)
02/98          Buy      FRF      18,630,000      2,258,564      2,206,795          (51,769)
01/98          Buy      GBP          20,014         33,388         32,918             (470)
01/98          Buy      PTE      14,913,731         81,865         81,137             (728)
                                                 ----------     ----------          ------
                                                 $2,413,224     $2,359,929        $(53,295)
                                                 ==========     ==========     ===============

                                                     IN                          UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS       APPRECIATION
  MONTH        TYPE               DELIVER           FOR          AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------
01/98          Sell     CHF          38,065      $  26,121      $  26,120         $      1
02/98          Sell     FRF      13,230,000      2,137,318      2,206,795          (69,477)
01/98          Sell     ITL      64,667,366         36,553         36,836             (283)
06/98          Sell     JPY     260,000,000      2,061,372      2,049,040           12,332
                                                 ----------     ----------          ------
                                                 $4,261,364     $4,318,791        $(57,427)
                                                 ==========     ==========     ===============

#Securities with an aggregate market value of $1,804,740 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                                  NOTIONAL
                                      EXPIRATION   AMOUNT    UNREALIZED
             DESCRIPTION                MONTH      (000)    DEPRECIATION
------------------------------------------------------------------------
FTSE 100 Index.......................    03/98      2,050    $   (5,386)
NASDAQ 100...........................    03/98      1,800      (166,950)
Russell 2000.........................    03/98      4,500       (29,925)
S & P 500............................    03/98      5,750       (75,038)
U.S. Treasury 10 Year Note
 (Shorted)...........................    03/98     (1,800)      (12,188)
                                                            ------------
                                                             $ (289,487)
                                                            =============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.1% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
CORPORATE OBLIGATIONS -- 88.9%
ADVERTISING -- 1.2%
    Larmar Advertising Co.
      Sr. Sub. Notes
      9.625%..................  12/01/06 $  1,700 $   1,840,250
    Outdoor Systems, Inc.
      Sr. Sub. Notes
      8.875%..................  06/15/07    3,025     3,176,250
                                                  -------------
                                                      5,016,500
                                                  -------------
AEROSPACE -- 0.1%
    United Defense Sr. Sub.
      Notes 144A
      8.75%...................  11/15/07      600       606,750
                                                  -------------
AUTOMOTIVE PARTS -- 2.0%
    Aftermarket Technology,
      Inc. Sr. Sub. Notes
      12.00%..................  08/01/04    1,938     2,160,870
    Delco Remy International,
      Inc. Sr. Notes
      8.625%..................  12/15/07      400       407,000
    Exide Corp. Sr. Notes
      10.00%..................  04/15/05    1,225     1,304,625
    Lear Corp. Sub. Notes
      9.50%...................  07/15/06    2,500     2,762,500
    Lear Seating Sub. Notes
      8.25%...................  02/01/02      550       560,312
    Oxford Automotive, Inc.
      Notes
      10.125%.................  06/15/07    1,300     1,378,000
                                                  -------------
                                                      8,573,307
                                                  -------------
BROADCASTING -- 7.8%
    Acme Television Finance
      Sr. Disc. Notes [STEP]
      144A
      11.017%.................  09/30/04    3,100     2,297,875
    Australis Media Ltd. Sr.
      Disc. Notes [STEP]
      28.52%..................  05/15/03        6         2,214
    Australis Media Ltd. Units
      [STEP]
      15.83%..................  05/15/03      625       250,000
    Capstar Radio Broadcasting
      Sr. Sub. Notes
      9.25%...................  07/01/07    1,000     1,032,500
    Chancellor Media Corp.
      Notes Cl-B
      8.75%...................  06/15/07      600       610,500
    Chancellor Media Corp.
      Sr. Sub. Notes.
      8.125%..................  12/15/07    1,000       980,000
      9.375%..................  10/01/04    1,150     1,198,875
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      10.944%.................  03/15/04    4,525     3,823,625

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Fox Liberty Networks LLC
      Sr. Notes 144A
      8.875%..................  08/15/07 $  1,125 $   1,127,812
    Fox Liberty Networks LLC
      Sr. Notes [STEP] 144A
      9.728%..................  08/15/07    4,825     3,112,125
    Frontiervision Holdings
      [STEP] 144A
      10.243%.................  09/15/07    2,100     1,554,000
    Heritage Media Corp.
      Sr. Sub. Notes
      8.75%...................  02/15/06    3,200     3,465,888
    Katz Media Corp. Sr. Sub.
      Notes Cl-B
      10.50%..................  01/15/07    1,700     1,878,500
    NWCG Holding Corp.
      Sr. Disc. Notes [ZCB]
      5.614%..................  06/15/99      300       275,415
    SCI Television, Inc. Sr.
      Notes
      11.00%..................  06/30/05    1,150     1,193,228
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%..................  05/15/06    1,175     1,295,437
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%..................  09/30/05    2,000     2,130,000
      9.00%...................  07/15/07    2,000     2,030,000
      8.75%...................  12/15/07    1,100     1,102,750
    Sullivan Broadcasting
      Holdings Co.
      Sr. Sub. Notes
      10.25%..................  12/15/05    1,800     1,935,000
      13.25%..................  12/15/06      150       158,250
    TCI Communications, Inc.
      Sr. Notes
      6.875%..................  02/15/06      550       552,959
    Young Broadcasting Corp.
      Sr. Sub. Notes
      11.75%..................  11/15/04      250       278,125
      10.125%.................  02/15/05    1,175     1,245,500
    Young Broadcasting Corp.
      Sr. Sub Notes Cl-B
      9.00%...................  01/15/06      500       502,500
                                                  -------------
                                                     34,033,078
                                                  -------------
BUILDING MATERIALS -- 0.6%
    American Builders &
      Contractors Notes Cl-B
      10.625%.................  05/15/07    1,175     1,224,937
    Falcon Building Products
      Sr. Sub. Notes
      9.50%...................  06/15/07      350       358,750
    Falcon Building Products
      [STEP] Cl-B
      9.855%..................  06/15/07    1,500     1,001,250
                                                  -------------
                                                      2,584,937
                                                  -------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
BUSINESS SERVICES -- 1.3%
    Coinmach Corporation
      Sr. Notes Cl-C 144A
      11.75%..................  11/15/05 $  1,200 $   1,338,000
    Dialog Corp. PLC Sr. Sub.
      Notes 144A
      11.00%..................  11/15/07    2,425     2,528,062
    Outsourcing Solutions
      Corp. Sr. Sub. Notes
      Cl-B
      11.00%..................  11/01/06    1,575     1,752,187
                                                  -------------
                                                      5,618,249
                                                  -------------
CAPITAL GOODS -- 0.8%
    Buckeye Cellulos Corp.
      Sr. Sub. Notes
      8.50%...................  12/15/05    1,500     1,530,000
      9.25%...................  09/15/08    1,750     1,828,750
                                                  -------------
                                                      3,358,750
                                                  -------------
CHEMICALS -- 2.8%
    Foamex Capital Corp.
      Sr. Sub Notes
      13.50%..................  08/15/05      500       572,500
    Harris Chemical North
      America Sr. Notes
      10.25%..................  07/15/01    1,850     1,961,000
    ISP Holdings, Inc.
      Sr. Notes Cl-B
      9.75%...................  02/15/02    1,000     1,061,250
      9.00%...................  10/15/03    1,475     1,535,844
    Polymer Group Holdings Sr.
      Sub. Notes Cl-B
      9.00%...................  07/01/07    4,275     4,296,375
    RBX Corp. Notes Cl-B
      11.25%..................  10/15/05    1,000       890,000
    Sterling Chemicals
      Holdings Sr. Disc. Notes
      [STEP]
      13.87%..................  08/15/08    2,350     1,421,750
    Uniroyal Technology Corp.
      Sr. Notes
      11.75%..................  06/01/03      425       444,125
                                                  -------------
                                                     12,182,844
                                                  -------------
CLOTHING & APPAREL -- 2.2%
    Brylane L.P. Sr. Sub.
      Notes Cl-B
      10.00%..................  09/01/03    1,325     1,412,781
    Dyersburg Corp. Guarantee
      Cl-B
      9.75%...................  09/01/07    1,725     1,798,312
    GFSI, Inc. Sr. Sub. Notes
      Cl-B
      9.625%..................  03/01/07      850       875,500
    Glenoit Corp. Sr. Sub.
      Notes 144A
      11.00%..................  04/15/07    1,650     1,782,000
    Hosiery Corp. of America,
      Inc. Sr. Sub. Notes
      13.75%..................  08/01/02      500       542,500
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Pillowtex Corp.
      Sr. Sub. Notes
      10.00%..................  11/15/06 $  1,950 $   2,096,250
    Pillowtex Corp. Sr. Sub.
      Notes 144A
      9.00%...................  12/15/07      850       875,500
                                                  -------------
                                                      9,382,843
                                                  -------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
    DecisionOne Corp.
      Sr. Sub. Notes
      9.75%...................  08/01/07    1,200     1,242,000
                                                  -------------
CONGLOMERATES -- 0.1%
    Climachem, Inc.
      Sr. Notes 144A
      10.75%..................  12/01/07      500       517,500
                                                  -------------
CONSTRUCTION -- 0.8%
    American Architectural
      Sr. Notes 144A
      11.75%..................  12/01/07    1,100     1,113,750
    Building Materials Corp.
      Sr. Notes 144A
      8.00%...................  10/15/07    2,250     2,255,625
                                                  -------------
                                                      3,369,375
                                                  -------------
CONSUMER PRODUCTS & SERVICES -- 5.4%
    American Safety Razor Co.
      Sr. Notes
      9.875%..................  08/01/05    1,250     1,343,750
    Amscan Holdings, Inc.
      Sr. Sub. Notes 144A
      9.875%..................  12/15/07      550       565,125
    Cabot Safety Corp.
      Sr. Sub. Notes
      12.50%..................  07/15/05    1,500     1,687,500
    Collins & Aikman
      Floorcovering
      Sr. Sub. Notes
      10.00%..................  01/15/07    1,025     1,081,375
    Collins & Aikman Products
      Sr. Sub. Notes
      11.50%..................  04/15/06    2,700     3,047,625
    Herff Jones, Inc.
      Sr. Sub. Notes
      11.00%..................  08/15/05      550       600,875
    NBTY, Inc. Sr. Sub. Notes
      144A
      8.625%..................  09/15/07    2,350     2,361,750
    Playtex Family Products
      Corp. Sr. Sub. Notes
      9.00%...................  12/15/03    2,100     2,142,000
    Playtex Products, Inc.
      Cl-B
      8.875%..................  07/15/04      350       358,750
    Renaissance Cosmetics,
      Inc. Sr. Notes
      11.75%..................  02/15/04      650       601,250

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Revlon Consumer Products
      Corp. Sr. Notes Cl-B
      9.375%..................  04/01/01 $    500 $     517,500
      10.50%..................  02/15/03    1,375     1,457,500
    Simmons Co. Sr. Sub. Notes
      10.75%..................  04/15/06    1,250     1,328,125
    Syratech Corp. Sr. Notes
      11.00%..................  04/15/07    1,250     1,168,750
    Westpoint Stevens, Inc.
      Sr. Sub. Debs.
      9.375%..................  12/15/05    4,700     4,958,500
                                                  -------------
                                                     23,220,375
                                                  -------------
CONTAINERS & PACKAGING -- 1.5%
    Container Corp. of America
      Sr. Notes
      9.75%...................  04/01/03      250       271,250
      11.25%..................  05/01/04      250       275,000
    Four M Corp. Sr. Notes
      12.00%..................  06/01/06    1,300     1,384,500
    Owens-Illinois, Inc. Sr.
      Notes
      8.10%...................  05/15/07    1,000     1,074,010
    Plastic Containers, Inc.
      Sr. Notes Cl-B
      10.00%..................  12/15/06      450       481,500
    Stone Container Corp. Sr.
      Notes
      11.50%..................  10/01/04    1,200     1,281,000
      12.58% [VR].............  08/01/16    1,550     1,712,750
                                                  -------------
                                                      6,480,010
                                                  -------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    Advanced Micro Devices,
      Inc. Sr. Notes
      11.00%..................  08/01/03      750       805,312
    Amphenol Corp.
      Sr. Sub. Notes
      9.875%..................  05/15/07    2,000     2,140,000
    Electronic Retailing
      Systems, Inc. Sr. Disc.
      Notes [STEP]
      15.94%..................  02/01/04      875       586,250
    Viasystems, Inc.
      Sr. Sub. Notes
      9.75%...................  06/01/07      725       752,187
                                                  -------------
                                                      4,283,749
                                                  -------------
ENTERTAINMENT &
  LEISURE -- 2.7%
    AMF Group, Inc. Sr. Disc.
      Notes [STEP]
      10.064%.................  03/15/06    3,137     2,482,151
    Cobblestone Golf Group Sr.
      Notes
      11.50%..................  06/01/03      750       817,500
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    KSL Recreation Group, Inc.
      Sr. Sub. Notes Cl-B
      10.25%..................  05/01/07 $    400 $     430,000
    Livent, Inc. Sr. Notes
      144A
      9.375%..................  10/15/04    1,800     1,809,000
    Premier Parks Corp. Sr.
      Notes
      9.75%...................  01/15/07      450       481,500
    Premier Parks Corp.
      Sr. Notes Cl-A
      12.00%..................  08/15/03    1,600     1,784,000
    Six Flags Theme Parks
      Sr. Sub. Notes
      Cl-A [STEP]
      9.87%...................  06/15/05    3,625     3,878,750
                                                  -------------
                                                     11,682,901
                                                  -------------
ENVIRONMENTAL SERVICES -- 1.8%
    Allied Waste Industries,
      Inc. Sr. Disc. Notes
      [STEP] 144A
      9.548%..................  06/01/07    4,200     2,971,500
    Allied Waste North America
      Sr. Sub. Notes
      10.25%..................  12/01/06    2,700     2,976,750
    Envirosource, Inc. Sr.
      Notes
      9.75%...................  06/15/03    1,400     1,429,750
    ICF Kaiser International,
      Inc. Sr. Sub. Notes
      13.00%..................  12/31/03      600       622,500
                                                  -------------
                                                      8,000,500
                                                  -------------
EQUIPMENT SERVICES -- 0.2%
    Coinmach Corp. Sr. Notes
      11.75%..................  11/15/05      781       870,815
                                                  -------------
FARMING & AGRICULTURE -- 0.4%
    Dimon, Inc. Sr. Notes
      8.875%..................  06/01/06    1,750     1,870,312
                                                  -------------
FINANCIAL-BANK & TRUST -- 1.2%
    First Nationwide Holdings
      Sr. Sub. Notes
      9.125%..................  01/15/03      275       288,750
      10.625%.................  10/01/03    4,525     5,079,312
                                                  -------------
                                                      5,368,062
                                                  -------------
FINANCIAL SERVICES -- 1.0%
    Contifinancial Corp. Sr.
      Notes
      8.375%..................  08/15/03    1,500     1,566,000
    Intertek Finance PLC
      Sr. Sub. Notes Cl-B
      10.25%..................  11/01/06    1,000     1,055,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Unifrax Investment Corp.
      Sr. Notes
      10.50%..................  11/01/03 $  1,650 $   1,707,750
                                                  -------------
                                                      4,328,750
                                                  -------------
FOOD -- 4.7%
    Ameriserv Food Distributor
      Sr. Sub. Notes
      8.875%..................  10/15/06    1,200     1,218,000
      10.125%.................  07/15/07    2,800     2,954,000
    Aurora Foods, Inc.
      Sr. Sub. Notes Cl-B
      9.875%..................  02/15/07    1,775     1,881,500
    Carr-Gottstein Foods Co.
      Sr. Sub. Notes
      12.00%..................  11/15/05      900       999,000
    Community Distributors,
      Inc. Sr. Notes 144A
      10.25%..................  10/15/04    1,000     1,025,000
    Curtice-Burns Foods, Inc.
      Sr. Sub. Notes
      12.25%..................  02/01/05    1,100     1,218,250
    Di Giorgio Corp.
      Sr. Notes Cl-B
      10.00%..................  06/15/07    1,350     1,333,125
    International Home Foods,
      Inc. Sr. Sub. Notes
      10.375%.................  11/01/06    2,750     3,038,750
    Jitney-Jungle Stores
      Sr. Sub. Notes
      10.375%.................  09/15/07    2,000     2,100,000
    Nebco Evans Holding Co.
      Sr. Disc. Notes [STEP]
      10.842%.................  07/15/07    1,250       818,750
    PMI Acquisition Corp.
      Sr. Sub. Notes
      10.25%..................  09/01/03      750       800,625
    Stater Brothers Holdings,
      Inc. Sr. Sub. Notes
      9.00%...................  07/01/04    1,125     1,179,844
    Van de Kamps, Inc.
      Sr. Sub. Notes
      12.00%..................  09/15/05    1,450     1,624,000
                                                  -------------
                                                     20,190,844
                                                  -------------
FURNITURE -- 0.5%
    Sealy Mattress Co.
      Sr. Disc. Notes
      10.513% [STEP] 144A.....  12/15/07    1,000       610,000
      9.875% 144A.............  12/15/07      500       515,000
    Werner Holdings Co., Inc.
      Sr. Sub. Notes 144A
      10.00%..................  11/15/07    1,100     1,135,750
                                                  -------------
                                                      2,260,750
                                                  -------------
HEALTHCARE SERVICES -- 2.8%
    Alliance Imaging
      Sr. Sub. Notes
      9.625%..................  12/15/05      750       765,000
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Genesis Health Ventures,
      Inc. Sr. Sub. Notes
      9.75%...................  06/15/05 $  1,250 $   1,303,125
      9.25%...................  10/01/06      350       358,312
    Icon Fitness Corp. Sr.
      Disc. Notes Cl-B [STEP]
      14.165%.................  11/15/06    1,100       643,500
    Icon Health & Fitness
      Corp. Sr. Sub. Notes
      Cl-B
      13.00%..................  07/15/02      530       594,925
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      8.00%...................  01/15/05    3,450     3,519,000
      10.125%.................  03/01/05    1,700     1,861,500
      8.625%..................  01/15/07    3,000     3,105,000
                                                  -------------
                                                     12,150,362
                                                  -------------
HOTELS & MOTELS -- 0.4%
    Courtyard by Marriott Sr.
      Notes
      10.75%..................  02/01/08    1,500     1,642,500
                                                  -------------
INDUSTRIAL PRODUCTS -- 1.1%
    Capstar Hotel Co.
      Sr. Sub. Notes
      8.75%...................  08/15/07      725       752,187
    Continental Global Group,
      Inc. Sr. Notes Cl-B
      11.00%..................  04/01/07    1,100     1,177,000
    Elgin National Industries
      Sr. Notes 144A
      11.00%..................  11/01/07      475       495,188
    Leslie's Poolmart Sr.
      Notes
      10.375%.................  07/15/04      950       988,000
    MMI Products, Inc.
      Sr. Sub. Notes Cl-B
      11.25%..................  04/15/07    1,400     1,533,000
                                                  -------------
                                                      4,945,375
                                                  -------------
MACHINERY & EQUIPMENT -- 2.4%
    Alvey Systems, Inc.
      Sr. Sub. Notes
      11.375%.................  01/31/03    1,750     1,868,125
    Clark Materials Handling
      Corp. Sr. Notes
      10.75%..................  11/15/06    1,925     2,069,375
    Fairfield Manufacturing
      Co. Sr. Sub. Notes
      11.375%.................  07/01/01      900       954,000
    Hawk Corp. Sr. Notes
      10.25%..................  12/01/03      250       267,500
    International Knife & Saw,
      Inc. Sr. Sub. Notes
      11.375%.................  11/15/06    1,050     1,139,250
    Johnstown America
      Industries, Inc. Sr.
      Sub. Notes Cl-C
      11.75%..................  08/15/05      700       770,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    National Equipment
      Services, Sr. Sub. Notes
      144A
      10.00%..................  11/30/04 $  1,275 $   1,268,625
    Roller Bearing Co. Sr.
      Sub. Notes 144A
      9.625%..................  06/15/07      500       506,250
    Ryder TRS, Inc.
      Sr. Sub. Notes
      10.00%..................  12/01/06      300       302,250
    Tokheim Corp. Sr. Sub.
      Notes Cl-B
      11.50%..................  08/01/06    1,100     1,254,000
                                                  -------------
                                                     10,399,375
                                                  -------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.6%
    Dade International, Inc.
      Sr. Sub. Notes Cl-B
      11.125%.................  05/01/06    2,225     2,469,750
                                                  -------------
METALS & MINING -- 2.5%
    AEI Holding Co.
      Sr. Notes 144A
      10.00%..................  11/15/07    1,250     1,293,750
    Anker Coal Group, Inc.
      Sr. Notes 144A
      9.75%...................  10/01/07      450       457,875
    Bayou Steel Corp. First
      Mtge. Notes
      10.25%..................  03/01/01      750       776,250
    Euramax International Ltd.
      Sr. Sub. Notes
      11.25%..................  10/01/06    1,250     1,359,375
    GS Technologies Operating
      Corp. Sr. Notes
      12.00%..................  09/01/04      975     1,071,281
      12.25%..................  10/01/05    1,525     1,711,813
    Neenah Corp.
      Sr. Sub. Notes Cl-B
      11.125%.................  05/01/07    1,375     1,515,938
    Royal Oak Mines, Inc.
      Sr. Sub. Notes
      11.00%..................  08/15/06    1,150       833,750
    Ryerson Tull, Inc. Notes
      8.50%...................  07/15/01    1,000     1,040,000
      9.125%..................  07/15/06      900       969,750
                                                  -------------
                                                     11,029,782
                                                  -------------
OFFICE EQUIPMENT -- 0.5%
    Knoll, Inc. Sr. Sub. Notes
      10.875%.................  03/15/06      910     1,032,850
    United Stationers Supply
      Co. Sr. Sub. Notes
      12.75%..................  05/01/05    1,169     1,335,583
                                                  -------------
                                                      2,368,433
                                                  -------------
OIL & GAS -- 4.6%
    Abraxas Petroleum Corp.
      Sr. Notes Cl-B
      11.50%..................  11/01/04    3,000     3,300,000
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Dailey International, Inc.
      Notes 144A
      9.75%...................  08/15/07 $    975 $   1,028,625
    DI Industries, Inc. Sr.
      Notes
      8.875%..................  07/01/07    1,500     1,567,500
    Falcon Drilling Co., Inc.
      Sr. Notes
      9.75%...................  01/15/01      350       368,375
      12.50%..................  03/15/05      300       343,500
    Forcenergy, Inc.
      Sr. Sub. Notes
      9.50%...................  11/01/06    2,650     2,828,875
      8.50%...................  02/15/07    1,450     1,464,500
    Giant Industries, Inc.
      Sr. Sub. Notes
      9.75%...................  11/15/03      550       569,250
    Newpark Resources, Inc.
      Sr. Sub. Notes 144A
      8.625%..................  12/15/07      250       255,000
    Pacalta Resource Ltd.
      Sr. Notes Cl-B
      10.75%..................  06/15/04    1,050     1,040,813
    Petsec Energy, Inc.
      Sr. Sub. Notes Cl-B
      9.50%...................  06/15/07      700       721,875
    Pride Petroleum Services,
      Inc. Sr. Notes
      9.375%..................  05/01/07    2,500     2,700,000
    United Meridian Corp.
      Sr. Sub. Notes
      10.375%.................  10/15/05    1,775     1,970,250
    United Refining Co.
      Sr. Notes 144A
      10.75%..................  06/15/07    1,000     1,057,500
    XCL Ltd. Units 144A
      13.50%..................  05/01/04      750       903,750
                                                  -------------
                                                     20,119,813
                                                  -------------
PAPER & FOREST
  PRODUCTS -- 0.4%
    Repap New Brunswick Sr.
      Notes
      10.625%.................  04/15/05      500       477,500
    S.D. Warren Co.
      Sr. Sub. Notes
      12.00%..................  12/15/04    1,300     1,456,000
                                                  -------------
                                                      1,933,500
                                                  -------------
PRINTING & PUBLISHING -- 2.2%
    Affiliated Newspaper
      Investments, Inc. Sr.
      Disc. Notes [STEP]
      10.795%.................  07/01/06    2,200     2,101,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Garden State Newspapers,
      Inc. Sr. Sub. Notes
      12.00%..................  07/01/04 $    200 $     225,000
      8.75% 144A..............  10/01/09    2,575     2,594,313
    Hollinger International
      Publishing Co. Notes
      9.25%...................  02/01/06      800       848,000
      9.25%...................  03/15/07    1,950     2,067,000
    K-III Communications Corp.
      Sr. Notes
      8.50%...................  02/01/06    1,000     1,042,810
    Petersen Publishing Co.
      Sr. Sub. Notes Cl-B
      11.125%.................  11/15/06      600       681,000
                                                  -------------
                                                      9,559,123
                                                  -------------
REAL ESTATE -- 0.4%
    Trizec Finance Ltd. Sr.
      Notes
      10.875%.................  10/15/05    1,457     1,639,125
                                                  -------------
RETAIL & MERCHANDISING -- 1.0%
    Ralph's Grocery Co. Sr.
      Notes
      10.45%..................  06/15/04    3,675     4,148,156
                                                  -------------
SEMICONDUCTORS -- 0.4%
    Fairchild Semiconductor
      Corp. Sr. Sub. Notes
      10.125%.................  03/15/07    1,600     1,700,000
                                                  -------------
TELECOMMUNICATIONS -- 25.2%
    American Communications
      Services, Inc.
      Sr. Notes [STEP]
      10.564%.................  04/01/06    1,400     1,085,000
      13.75%..................  07/15/07      875     1,045,625
    Arch Communications Group
      Sr. Disc. Notes [STEP]
      12.758%.................  03/15/08    1,200       738,000
    Brooks Fiber Properties,
      Inc. Sr. Disc. Notes
      [STEP]
      8.52%...................  03/01/06    3,650     3,066,000
      8.825%..................  11/01/06    1,400     1,127,000
    Cablevision Systems Corp.
      Sr. Sub. Debs.
      7.875%..................  12/15/07    1,700     1,744,625
      9.875%..................  02/15/13      500       555,000
      9.25%...................  11/01/05    3,750     3,993,750
      9.875%..................  05/15/06      300       330,000
    Call-Net Enterprises, Inc.
      Sr. Disc. Notes [STEP]
      8.87%...................  08/15/07    3,100     2,108,000
    CCPR Services, Inc.
      Sr. Sub. Notes
      10.00%..................  02/01/07      500       482,500
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Cellular Communications
      International, Inc.
      Notes [ZCB]
      6.952%..................  08/15/00 $  1,550 $   1,263,250
    CF Cable TV, Inc. Sr.
      Notes
      11.625%.................  02/15/05      500       568,960
    Charter Communications
      Southeast Holdings
      Capital Corp. Cl-B
      [STEP]
      11.28%..................  03/15/07      650       510,250
    Charter Communications
      Southeast Holdings
      Capital Corp. L.P. Sr.
      Notes Cl-B
      11.25%..................  03/15/06    1,150     1,282,250
    Comcast Cellular Holdings
      Sr. Notes Cl-B
      9.50%...................  05/01/07    1,975     2,073,750
    Comcast Corp. Sr. Sub.
      Debs.
      9.375%..................  05/15/05    2,500     2,668,750
    Comcast U.K. Cable Corp.
      Debs. [STEP]
      9.719%..................  11/15/07    2,900     2,370,750
    Diamond Cable
      Communications PLC
      Sr. Disc. Notes [STEP]
      10.988%.................  09/30/04      250       225,000
      10.432%.................  12/15/05    4,000     3,110,000
      10.056%.................  02/15/07    1,125       770,625
    Esprit Telecom Group PLC
      Sr. Notes
      11.50%..................  12/15/07    1,000     1,035,000
    Hermes Europe Railtel BV
      Sr. Notes 144A
      11.50%..................  08/15/07    1,575     1,756,125
    Highwaymaster
      Communications, Inc. Sr.
      Notes
      13.75%..................  09/15/05    1,050     1,073,625
    Intermedia Communications
      of Florida, Inc. Sr.
      Disc. Notes [STEP]
      9.979%..................  05/15/06    4,650     3,673,500
    Intermedia Communications
      Inc. Sr. Notes 144A
      8.875%..................  11/01/07    1,000     1,030,000
      9.128% [STEP]...........  07/15/07      500       361,250
    International Cabletel,
      Inc. Sr. Notes [STEP]
      9.987%..................  10/15/03      500       478,750
      10.928%.................  04/15/05    1,050       879,375
      9.864%..................  02/01/06   38,000     3,002,000
    Jacor Communications Co.
      Notes
      9.75%...................  12/15/06      500       540,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Lenfest Communications,
      Inc. Sr. Sub. Notes
      8.375%..................  11/01/05 $  2,150 $   2,225,250
    McLeodUSA, Inc.
      Sr. Notes 144A
      9.25%...................  07/15/07    1,300     1,361,750
    McLeodUSA, Inc.
      Sr. Disc. Notes [STEP]
      9.111%..................  03/01/07    2,150     1,564,125
    Metronet Communications
      Corp. Sr. Disc. Notes
      [STEP] 144A
      10.269%.................  11/01/07    1,925     1,207,938
    Metronet Communications
      Corp. Units 144A
      12.00%..................  08/15/07    1,525     1,765,188
    Millicom International
      Cellular S.A. Sr. Disc.
      Notes [STEP]
      11.462%.................  06/01/06    4,075     2,995,125
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      9.876%..................  08/15/04    3,100     2,766,750
      8.402% 144A.............  09/15/07    1,575       994,219
    Nextlink Communications,
      Inc. Sr. Notes
      9.625%..................  10/01/07    1,250     1,290,625
    Paging Network, Inc.
      Sr. Sub. Notes
      10.00%..................  10/15/08    3,600     3,753,000
    Pegasus Communications
      Corp.
      Sr. Notes 144A
      9.625%..................  10/15/05    1,050     1,076,250
    Pegasus Media &
      Communications, Inc.
      Notes
      12.50%..................  07/01/05      975     1,116,375
    Qwest Communications
      International, Inc. Sr.
      Disc. Notes [STEP] 144A
      8.792%..................  10/15/07    3,100     2,108,000
    Qwest Communications
      International, Inc.
      Sr. Notes Cl-B
      10.875%.................  04/01/07    1,750     1,986,250
    RCN Corp. Sr. Disc. Notes
      [STEP] 144A
      9.53%...................  10/15/07    2,000     1,265,000
    Rogers Cablesystems of
      America Sr. Notes
      10.00%..................  03/15/05    2,500     2,775,000
      10.00%..................  12/01/07    1,350     1,491,750
      11.00%..................  12/01/15      750       870,000
    Rogers Communications,
      Inc. Sr. Notes
      8.875%..................  07/15/07      750       753,750
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Source Media, Inc.
      Sr. Sec'd. Notes 144A
      12.00%..................  11/01/04 $    350 $     348,250
    Sygnet Wireless, Inc. Sr.
      Notes
      11.50%..................  10/01/06    1,425     1,546,125
    Teleport Communications
      Group, Inc. Sr. Notes
      9.875%..................  07/01/06      225       254,250
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP]
      8.678%..................  07/01/07    5,375     4,441,094
    Telesystem International
      Wireless, Inc. Sr. Disc.
      Notes [STEP] 144A
      11.513%.................  11/01/07      800       448,000
    Telesystem International
      Wireless, Inc. [STEP]
      144A
      11.779%.................  06/30/07    3,425     2,157,750
    Telewest Communication PLC
      Debs. [STEP]
      9.379%..................  10/01/07    7,075     5,536,188
    Teligent, Inc. Sr. Notes
      11.50%..................  12/01/07    1,750     1,763,125
    UIH Australia Pacific,
      Inc. Sr. Disc. Notes
      [STEP]
      13.271%.................  05/15/06    3,100     2,061,500
    USA Mobile Communications
      Holdings, Inc. Sr. Notes
      9.50%...................  02/01/04    1,050     1,034,250
    Vanguard Cellular Systems,
      Inc. Debs.
      9.375%..................  04/15/06    2,000     2,090,000
    Viacom, Inc. Sub. Debs.
      8.00%...................  07/07/06    8,300     8,424,500
    Videotron Holdings PLC Sr.
      Notes
      10.625%.................  02/15/05    1,000     1,115,000
                                                  -------------
                                                    109,535,087
                                                  -------------
TRANSPORTATION -- 3.0%
    Allied Holdings, Inc.
      Notes Cl-B
      8.625%..................  10/01/07    1,000     1,020,000
    Ameritruck Distribution
      Corp. Sr. Sub. Notes
      12.25%..................  11/15/05    1,950     1,940,250
    Chemical Leaman Corp. Sr.
      Notes
      10.375%.................  06/15/05    1,000     1,065,000
    Gearbulk Holding Ltd. Sr.
      Notes
      11.25%..................  12/01/04    1,400     1,543,500

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Johnstown America
      Industries, Inc.
      Sr. Sub. Notes
      11.75%..................  08/15/05 $    600 $     660,000
    Statia Terminals First
      Mtge. Cl-A
      11.75%..................  11/15/03    1,000     1,050,000
    Stena AB Sr. Notes
      10.50%..................  12/15/05    3,275     3,577,938
      8.75%...................  06/15/07    1,125     1,139,063
    Trism, Inc. Sr. Sub. Notes
      10.75%..................  12/15/00    1,250     1,231,250
                                                  -------------
                                                     13,227,001
                                                  -------------
UTILITIES -- 1.0%
    California Energy Co.,
      Inc. Disc. Notes
      10.25%..................  01/15/04    1,825     1,971,000
    California Energy Co.,
      Inc. Sr. Notes
      9.50%...................  09/15/06    1,000     1,097,500
    El Paso Electric Co. First
      Mtge. Cl-E
      9.40%...................  05/01/11    1,075     1,215,610
                                                  -------------
                                                      4,284,110
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $369,060,694)...................            386,194,693
                                                  -------------

U.S. TREASURY OBLIGATIONS -- 0.9%
    U.S. Treasury Notes
      5.75%
    (COST $3,792,445).........  08/15/03    4,000     4,005,040
                                                  -------------

                                         SHARES
                                        ---------
COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Sullivan Broadcasting Holdings
      Co.* ............................     2,400        25,200
                                                   ------------
CAPITAL GOODS -- 0.0%
    Australis Holdings Warrants*.......     1,000             0
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*........................     1,075        32,250
    Uniroyal Technology Corp.
      Warrants* .......................     2,500         9,063
                                                   ------------
                                                         41,313
                                                   ------------
CLOTHING & APPAREL -- 0.0%
    Hosiery Corp. of America, Inc.* ...       400         2,800
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT --
  0.0%
    Electronic Retailing, Inc. 144A ...       875        17,500
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.0%
    ICF Kaiser International, Inc.
      Warrants* .......................     1,200           300
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    Icon Health & Fitness Corp.
      Warrants 144A* ..................       250        12,625
                                                   ------------

                                         SHARES       VALUE
                                        --------- -------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*............................       300 $      18,000
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper Investments,
      Inc.*............................     1,000       110,500
                                                   ------------
TELECOMMUNICATIONS -- 0.1%
    Cellular Communications
      International, Inc. Warrants* ...     1,100        22,000
    HighwayMaster Communications, Inc.
      Warrants* .......................     1,050         1,050
    Metronet Communications Corp.
      Warrants*........................     1,525             0
    Nextel Communications, Inc.
      Cl-A* ...........................     3,330        86,580
    Pegasus Communications Corp.
      144A.............................     1,128        22,983
    Pegasus Communications Corp.
      Warrants*........................     1,500        49,500
    Wireless One, Inc. Warrants*.......     1,500             0
                                                   ------------
                                                        182,113
                                                   ------------

TOTAL COMMON STOCK
  (COST $85,722).......................                 410,351
                                                   ------------

PREFERRED STOCK -- 4.3%
BROADCASTING -- 2.4%
    American Radio Systems Corp.
      $11.375 Cl-B [PIK] ..............    18,357     2,129,412
    Capstar Broadcasting Partner 12.00%
      [PIK] ...........................     6,500       749,125
    Chancellor Broadcasting Co. 12.25%
      [PIK]............................     7,500       978,750
    Chancellor Media Corp. 12.00%
      [PIK] ...........................    19,376     2,218,552
    Echostar Communications Corporation
      12.125% 144A ....................       575       606,625
    SFX Broadcasting, Inc. Cl-E 12.625%
      [PIK] ...........................    16,106     1,864,301
    Sinclair Broadcast Group, Inc.
      Cl-A $11.625 ....................    18,500     2,025,750
                                                   ------------
                                                     10,572,515
                                                   ------------
FINANCIAL SERVICES -- 0.2%
    California Federal Capital Corp.
      9.125% Cl-A [PIK] ...............    30,000       793,140
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      $11.25 ..........................       650       698,750
                                                   ------------
PRINTING & PUBLISHING -- 0.4%
    Primedia, Inc. $10.00 Cl-D ........    10,750     1,131,438
    Primedia, Inc. $9.20 144A .........     5,000       502,500
                                                   ------------
                                                      1,633,938
                                                   ------------
REAL ESTATE -- 0.2%
    Crown American Realty Trust $1.375
      Cl-A ............................    15,000       791,250
                                                   ------------
TELECOMMUNICATIONS -- 0.7%
    Nextel Communication, Inc. 13.00%
      [PIK] ...........................       875     1,001,875
    Pegasus Communications Corp. Cl-A
      12.75% [PIK] ....................     1,904     2,065,840
                                                   ------------
                                                      3,067,715
                                                   ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        --------- -------------
UTILITIES -- 0.3%
    El Paso Electric Co. 11.40%
      [PIK] ...........................    11,523 $   1,279,053
                                                   ------------
TOTAL PREFERRED STOCK
  (COST $16,711,678)...................              18,836,361
                                                   ------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
REPURCHASE AGREEMENTS -- 4.7%
    Greenwich Capital
      Markets, Inc., 6.10%
      dated 12/31/97,
      repurchase price
      $20,383,905
      (Collateralized by
      U.S. Treasury Notes,
      par value
      $20,116,000, market
      value $20,802,440 due
      02/15/98)
      (COST $20,377,000)...  01/02/98   $20,377   $ 20,377,000
                                                  ------------
TOTAL INVESTMENTS -- 98.9%
  (COST $410,027,539)..........................    429,823,445
OTHER ASSETS LESS LIABILITIES -- 1.1%..........      4,596,237
                                                  ------------
NET ASSETS -- 100.0%...........................   $434,419,682
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 13.1% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
COMMON STOCK -- 46.8%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ...............    3,800  $    161,025
                                                    ----------
AEROSPACE -- 0.8%
    AlliedSignal, Inc. ................    8,200       319,287
    Boeing Co. ........................    9,568       468,234
    Lockheed Martin Corp. .............    2,300       226,550
    Northrop Grumman Corp. ............    1,100       126,500
    Primex Technologies, Inc. .........      420        14,175
    Raytheon Co. Cl-A..................      536        26,415
    Raytheon Co. Cl-B..................    2,500       126,250
    Rockwell International Corp. ......    2,800       146,300
    United Technologies Corp. .........    3,600       262,125
                                                    ----------
                                                     1,715,836
                                                    ----------
AIRLINES -- 0.2%
    Alaska Air Group, Inc.*............    2,700       104,625
    AMR Corp.*.........................    1,900       244,150
    Delta Air Lines, Inc. .............      800        95,200
                                                    ----------
                                                       443,975
                                                    ----------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Chrysler Corp. ....................    3,500       123,157
    Ford Motor Co. ....................   13,600       662,150
    General Motors Corp. ..............    8,400       509,250
    Honda Motor Co. Ltd. [ADR].........    4,800       354,600
                                                    ----------
                                                     1,649,157
                                                    ----------
AUTOMOTIVE PARTS -- 0.4%
    Arvin Industries, Inc. ............    1,300        43,306
    Eaton Corp. .......................      800        71,400
    Echlin, Inc. ......................    3,100       112,181
    Federal-Mogul Corp. ...............      800        32,400
    Genuine Parts Co. .................    5,750       195,141
    Goodyear Tire & Rubber Co. ........    1,700       108,162
    Mark IV Industries, Inc. ..........    1,600        35,000
    Superior Industries International,
      Inc. ............................      700        18,769
    TRW, Inc. .........................    3,400       181,475
                                                    ----------
                                                       797,834
                                                    ----------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies, Inc. ....    5,400       237,600
    Cadbury Schweppes PLC [ADR]........    3,473       143,695
    Coca-Cola Co. .....................   25,500     1,698,937
    Coca-Cola Enterprises, Inc. .......    6,900       245,381
    Diageo PLC [ADR]...................    4,800       181,800
    PepsiCo, Inc. .....................   17,300       630,369
                                                    ----------
                                                     3,137,782
                                                    ----------
BROADCASTING -- 0.2%
    CBS Corp. .........................    4,500       132,469
    Chris-Craft Industries, Inc.*......    1,339        70,046
    Clear Channel Communications,
      Inc.*............................    2,200       174,762
    TCA Cable TV, Inc. ................    1,600        73,600
                                                    ----------
                                                       450,877
                                                    ----------
BUILDING MATERIALS -- 0.2%
    Calmat Co. ........................    1,700        47,387
    Georgia Pacific Corp. .............    1,500        34,031
    Martin Marietta Materials Corp. ...    1,400        51,187

                                         SHARES      VALUE
                                         -------  ------------
    Masco Corp. .......................    3,600  $    183,150
    Modine Manufacturing Co. ..........      600        20,475
    Vulcan Materials Co. ..............      600        61,275
                                                    ----------
                                                       397,505
                                                    ----------
BUSINESS SERVICES -- 0.2%
    Cognizant Corp. ...................    3,500       155,969
    Equifax, Inc. .....................    2,500        88,594
    Olsten Corp. ......................    2,000        30,000
    Robert Half International, Inc.*...    2,250        90,000
                                                    ----------
                                                       364,563
                                                    ----------
CHEMICALS -- 1.4%
    AKZO Nobel NV [ADR]................    1,000        86,875
    Cabot Corp. .......................    2,300        63,537
    Crompton & Knowles Corp. ..........    3,800       100,700
    Dexter Corp. ......................    1,500        64,781
    Dow Chemical Co. ..................    3,600       365,400
    Dupont, (E.I.) de Nemours & Co. ...   12,600       756,787
    FMC Corp.*.........................    1,600       107,700
    Great Lakes Chemical Corp. ........    2,500       112,187
    Hanna, (M.A.) Co. .................    2,100        53,025
    IMC Global, Inc. ..................    2,000        65,500
    Lubrizol Corp. ....................    2,200        81,125
    Monsanto Co. ......................    7,600       319,200
    Morton International, Inc. ........    4,500       154,687
    Olin Corp. ........................    2,100        98,437
    Pall Corp. ........................    5,400       111,712
    PPG Industries, Inc. ..............    2,800       159,950
    Rohm & Haas Co. ...................    1,600       153,200
    Solutia, Inc. .....................    1,160        30,957
    Witco Corp. .......................    3,100       126,519
                                                    ----------
                                                     3,012,279
                                                    ----------
CLOTHING & APPAREL -- 0.3%
    Cintas Corp. ......................    3,600       140,400
    Jones Apparel Group, Inc.*.........    2,600       111,800
    Nike, Inc. Cl-B....................    2,800       109,900
    Springs Industries, Inc. Cl-A......    2,000       104,000
    Unifi, Inc. .......................    2,500       101,719
                                                    ----------
                                                       567,819
                                                    ----------
COMPUTER HARDWARE -- 1.3%
    Bay Networks, Inc.*................    2,800        71,575
    Compaq Computer Corp. .............    7,500       423,281
    Dell Computer Corp.*...............    5,200       436,800
    Digital Equipment Corp.*...........    2,400        88,800
    Hewlett-Packard Co. ...............   10,800       675,000
    International Business Machines
      Corp. ...........................    9,900     1,035,169
    Seagate Technology, Inc.*..........    4,500        86,625
    Stratus Computer, Inc.*............    1,100        41,594
                                                    ----------
                                                     2,858,844
                                                    ----------
COMPUTER SERVICES & SOFTWARE -- 2.3%
    Adobe Systems, Inc. ...............      600        24,750
    America Online, Inc.* .............    1,900       169,456
    Automatic Data Processing, Inc. ...    4,000       245,500
    BMC Software, Inc.* ...............    2,300       150,937

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
    Cadence Design Systems, Inc.* .....    4,500  $    110,250
    Ceridian Corp.* ...................    2,600       119,112
    Cisco Systems, Inc.* ..............    9,750       543,562
    CompUSA, Inc.* ....................    2,400        74,400
    Computer Associates International,
      Inc. ............................    6,562       346,966
    Compuware Corp.* ..................    4,000       128,000
    DST Systems, Inc.* ................      900        38,419
    First Data Corp. ..................    5,400       157,950
    Informix Corp.* ...................    2,900        13,775
    Microsoft Corp.* ..................   11,700     1,512,225
    Network Associates, Inc.* .........    1,300        68,737
    Novell, Inc.* .....................    9,500        71,250
    Oracle Corp.* .....................   10,950       244,322
    Parametric Technology Corp.* ......    2,500       118,437
    Paychex, Inc. .....................    3,600       182,250
    Policy Management Systems
      Corp.* ..........................      400        27,825
    Quantum Corp.* ....................    2,900        58,181
    Sterling Commerce, Inc.* ..........    2,200        84,562
    Storage Technology Corp.* .........    1,500        92,906
    Structural Dynamics Research
      Corp.* ..........................    1,300        29,250
    Sun Microsystems, Inc.* ...........    4,900       195,387
                                                    ----------
                                                     4,808,409
                                                    ----------
CONGLOMERATES -- 0.9%
    Hanson PLC [ADR] ..................      337         7,772
    Minnesota Mining & Manufacturing
      Co. .............................    5,000       410,312
    Philip Morris Companies, Inc. .....   26,100     1,182,656
    Tomkins PLC [ADR] .................    6,000       114,750
    Tyco International Ltd. ...........    4,000       180,250
                                                    ----------
                                                     1,895,740
                                                    ----------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. ........    1,100        25,300
    Jacobs Engineering Group, Inc.* ...    1,700        43,137
                                                    ----------
                                                        68,437
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 1.6%
    Cendant Corp. .....................   12,169       418,309
    Colgate-Palmolive Co. .............    4,000       294,000
    Corning, Inc. .....................    3,900       144,787
    Cross, (A.T.) Co. Cl-A ............    1,400        14,175
    Eastman Kodak Co. .................    3,300       200,681
    Fortune Brands, Inc. ..............    2,400        88,950
    Gallaher Group PLC [ADR] ..........    2,400        51,300
    Gillette Co. ......................    6,400       642,800
    Imperial Tobacco Group PLC
      [ADR] ...........................      675         8,530
    International Flavors & Fragrances,
      Inc. ............................    3,200       164,800
    Lancaster Colony Corp. ............      700        39,462
    National Presto Industries,
      Inc. ............................      800        31,650
    Ogden Corp. .......................    1,000        28,187
    Pittston Brink Group ..............    1,300        52,325
    Procter & Gamble Co. ..............   14,600     1,165,262
    Sotheby's Holdings, Inc. Cl-A .....    1,000        18,500
    Stewart Enterprises, Inc. .........      900        41,962
                                                    ----------
                                                     3,405,680
                                                    ----------
                                         SHARES      VALUE
                                         -------  ------------
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. ...................    2,700  $    118,969
    Owens-Illinois, Inc.* .............    3,700       140,369
    Sealed Air Corp.* .................    2,400       148,200
                                                    ----------
                                                       407,538
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.4%
    AES Corp.* ........................    2,600       121,225
    Altera Corp.* .....................    4,300       142,437
    American Power Conversion
      Corporation* ....................    2,700        63,787
    Applied Materials, Inc.* ..........    5,200       156,650
    Arrow Electronics, Inc.* ..........    2,500        81,094
    Diebold, Inc. .....................    2,700       136,687
    Emerson Electric Co. ..............    6,000       338,625
    General Electric Co. ..............   32,200     2,362,675
    Hitachi Ltd. [ADR] ................    2,400       166,050
    Honeywell, Inc. ...................    2,000       137,000
    Hubbell, Inc. Cl-B ................    2,000        98,625
    Linear Technology Corp. ...........    1,900       109,487
    Maxim Integrated Products,
      Inc.* ...........................    4,000       138,000
    Molex, Inc. .......................    4,375       140,547
    Philips Electronics NV [ADR] ......    3,600       217,800
    Solectron Corp.* ..................    3,000       124,687
    Sundstrand Corp. ..................    2,200       110,825
    Symbol Technologies, Inc. .........    1,050        39,637
    Tandy Corp. .......................    1,200        46,275
    Teleflex, Inc. ....................    1,800        67,950
    Teradyne, Inc.* ...................    1,800        57,600
    Texas Instruments, Inc. ...........    3,000       135,000
    Varian Associates, Inc. ...........      700        35,394
                                                    ----------
                                                     5,028,057
                                                    ----------
ENTERTAINMENT & LEISURE -- 0.8%
    Brunswick Corp. ...................    2,000        60,625
    Callaway Golf Co. .................    1,900        54,269
    Circus Circus Enterprises,
      Inc.* ...........................    2,700        55,350
    Disney, (Walt) Co. ................    6,264       620,527
    Harley-Davidson, Inc. .............    3,800       104,025
    Mattel, Inc. ......................    2,800       104,300
    Mirage Resorts, Inc.* .............    3,800        86,450
    President Casinos, Inc.
      Warrants* .......................      883           221
    Time Warner, Inc. .................    6,900       427,800
    Viacom, Inc. Cl-B* ................    5,000       207,187
                                                    ----------
                                                     1,720,754
                                                    ----------
ENVIRONMENTAL SERVICES -- 0.2%
    Browning-Ferris Industries,
      Inc. ............................    1,840        68,080
    Tetra Tech, Inc.* .................    1,500        30,000
    U.S. Filter Corp.* ................    2,300        68,856
    USA Waste Services, Inc.* .........    5,000       196,250
    Waste Management, Inc. ............    5,323       146,382
                                                    ----------
                                                       509,568
                                                    ----------
EQUIPMENT SERVICES -- 0.0%
    Agco, Corp. .......................    2,100        61,425
                                                    ----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
FINANCIAL-BANK & TRUST -- 4.3%
    Australia and New Zealand Banking
      Group Ltd. [ADR] ................    3,600  $    118,350
    Banc One Corp. ....................    7,300       396,481
    Banco Bilbao Vizcaya [ADR] ........    9,000       290,812
    Banco Frances del Rio de la Plata
      SA [ADR] ........................    5,060       138,517
    BankAmerica Corp. .................    4,400       321,200
    Chase Manhattan Corp. .............    4,856       531,732
    Citicorp ..........................    5,200       657,475
    City National Corp. ...............    1,800        66,487
    CoreStates Financial Corp. ........    3,400       272,212
    Crestar Financial Corp. ...........    2,600       148,200
    Fifth Third Bancorp ...............    3,150       257,512
    First Chicago NBD Corp. ...........    4,200       350,700
    First of America Bank Corp. .......    1,800       138,825
    First Security Corp. ..............    4,725       197,859
    First Tennessee National Corp. ....    2,700       180,225
    First Union Corp. .................    7,100       363,875
    Firstar Corp. .....................    2,400       101,850
    Fleet Financial Group, Inc. .......    3,600       269,775
    Huntington Bancshares, Inc. .......    3,600       129,600
    Keycorp ...........................    4,000       283,250
    Mellon Bank Corp. .................    4,400       266,750
    Mercantile Bancorporation, Inc. ...    2,100       129,150
    Mercantile Bankshares Corp. .......    2,700       105,637
    Morgan, (J.P.) & Co., Inc. ........    2,600       293,475
    NationsBank Corp. .................    8,600       522,987
    Northern Trust Corp. ..............    3,600       251,100
    Norwest Corp. .....................   10,800       417,150
    Pacific Century Financial Corp. ...    3,000        74,250
    PNC Bank Corp. ....................    5,520       314,985
    Regions Financial Corp. ...........    1,500        63,281
    Silicon Valley Bancshares* ........      700        39,375
    Southtrust Corp. ..................    3,000       190,312
    State Street Boston Corp. .........    2,900       168,744
    Summit Bancorp ....................    3,300       175,725
    U.S. Bancorp ......................    4,553       509,651
    Union Planters Corp. ..............    1,200        81,525
    Wells Fargo & Co. .................    1,100       373,381
                                                    ----------
                                                     9,192,415
                                                    ----------
FINANCIAL SERVICES -- 1.7%
    American Express Co. ..............    5,100       455,175
    Bear Stearns Companies, Inc. ......    2,415       114,712
    Block, (H&R), Inc. ................    2,500       112,031
    Comdisco, Inc. ....................    2,850        95,297
    Echelon International Corp.* ......      846        18,982
    Edwards, (A.G.), Inc. .............    2,250        89,437
    Fannie Mae ........................   12,100       690,456
    Finova Group, Inc. ................    2,000        99,375
    Franklin Resources, Inc. ..........    2,850       247,772
    Freddie Mac .......................    9,500       398,406
    Green Tree Financial Corp. ........    2,500        65,469
    Grupo Financiero Bancomer [ADR]
      144A* ...........................    1,400        18,025
    Household International, Inc. .....    1,600       204,100
                                         SHARES      VALUE
                                         -------  ------------
    Merrill Lynch & Co., Inc. .........    3,100  $    226,106
    Morgan Stanley, Dean Witter,
      Discover & Co. ..................    5,485       324,301
    Paine Webber Group, Inc. ..........    3,600       124,425
    Schwab, (Charles) Corp. ...........    2,250        94,359
    SunAmerica, Inc. ..................    4,200       179,550
    Washington Mutual, Inc. ...........    2,500       159,531
                                                    ----------
                                                     3,717,509
                                                    ----------
FOOD -- 1.6%
    American Stores Co. ...............    2,800        57,575
    Archer-Daniels-Midland Co. ........    7,782       168,772
    Conagra, Inc. .....................    6,800       223,125
    CPC International, Inc. ...........    1,800       193,950
    Dole Food Co. .....................    1,700        77,775
    Earthgrains Co. ...................      296        13,912
    General Mills, Inc. ...............    2,500       179,062
    Heinz, (H.J.) Co. .................    5,250       266,766
    IBP, Inc. .........................    2,400        50,250
    Kellogg Co. .......................    5,800       287,825
    Kroger Co.* .......................    5,400       199,462
    McCormick & Co., Inc. .............    3,300        92,400
    Ralston Purina Group ..............    2,100       195,169
    Safeway, Inc.* ....................    2,280       144,210
    Sara Lee Corp. ....................    6,200       349,137
    Smucker, (J.M.) Co. ...............    1,600        37,800
    Tyson Foods, Inc. .................    5,300       108,650
    Unilever PLC [ADR] ................    8,400       524,475
    Universal Corp. ...................    1,800        74,025
    Universal Foods Corp. .............    1,300        54,925
                                                    ----------
                                                     3,299,265
                                                    ----------
FURNITURE -- 0.0%
    Leggett & Platt, Inc. .............    2,400       100,500
                                                    ----------
HEALTHCARE SERVICES -- 0.5%
    Apria Healthcare Group, Inc.* .....    2,000        26,875
    Columbia-HCA Healthcare Corp. .....    9,096       269,469
    Concentra Managed Care, Inc.* .....    1,600        54,000
    Foundation Health Systems Cl-A* ...    1,800        40,275
    Health Management Associates,
      Inc.* ...........................    3,000        75,750
    Healthsouth Corp.* ................    6,200       172,050
    Omnicare, Inc. ....................    2,800        86,800
    Oxford Health Plans, Inc.* ........    1,300        20,231
    PacifiCare Health Systems, Inc.
      Cl-A ............................      400        20,100
    PacifiCare Health Systems, Inc.
      Cl-B* ...........................    1,000        52,375
    United Healthcare Corp. ...........    3,400       168,937
    Vencor, Inc.* .....................    2,200        53,762
                                                    ----------
                                                     1,040,624
                                                    ----------
HOTELS & MOTELS -- 0.1%
    ITT Corp.* ........................    2,900       240,337
                                                    ----------
INDUSTRIAL PRODUCTS -- 0.0%
    Harsco Corp. ......................    2,000        86,250
                                                    ----------
INSURANCE -- 2.0%
    Aetna, Inc. .......................    2,502       176,547
    AFLAC, Inc. .......................    2,950       150,819
    Allstate Corp. ....................    2,600       236,275
    American Financial Group, Inc. ....    1,700        68,531
    American General Corp. ............    4,300       232,469

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
    American International Group, Inc..    7,550  $    821,062
    Chubb Corp. .......................    2,600       196,625
    CIGNA Corp. .......................    1,300       224,981
    General Re Corp. ..................    1,300       275,600
    HSB Group, Inc. ...................    1,100        60,706
    Loews Corp. .......................    2,100       222,862
    Progressive Corp. .................    1,400       167,825
    Provident Companies, Inc. .........    2,800       108,150
    Selective Insurance Group, Inc. ...    2,000        54,000
    Torchmark Corp. ...................    4,600       193,487
    Transatlantic Holdings, Inc. ......    1,050        75,075
    Travelers Group, Inc. .............   12,670       682,596
    UNUM Corp. ........................    4,200       228,375
                                                    ----------
                                                     4,175,985
                                                    ----------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. ...............      342         9,362
    Rayonier, Inc. ....................      500        21,281
                                                    ----------
                                                        30,643
                                                    ----------
MACHINERY & EQUIPMENT -- 0.7%
    Black & Decker Corp. ..............    2,700       105,469
    Caterpillar, Inc. .................    5,600       271,950
    Danaher Corp. .....................    1,800       113,625
    Deere & Co. .......................    4,000       233,250
    Federal Signal Corp. ..............    1,700        36,762
    Flowserve Corp. ...................    2,900        81,019
    Gencorp, Inc. .....................    2,800        70,000
    Illinois Tool Works, Inc. .........    4,200       252,525
    Kennametal, Inc. ..................      500        25,906
    Precision Castparts Corp. .........      500        30,156
    Sequa Corp. Cl-A* .................      700        45,544
    Tecumseh Products Co. Cl-A ........    1,400        68,250
    Thermo Electron Corp.* ............    3,400       151,300
                                                    ----------
                                                     1,485,756
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
    Baxter International, Inc. ........    3,900       196,706
    Beckman Instruments, Inc. .........      500        20,000
    Becton Dickinson & Co. ............    3,400       170,000
    Boston Scientific Corp.* ..........    3,400       155,975
    Forest Laboratories, Inc.* ........    1,000        49,312
    Genzyme Corp.-Tissue Repair* ......       63           433
    Guidant Corp. .....................    2,600       161,850
    Hillenbrand Industries, Inc. ......    1,500        76,781
    Johnson & Johnson Co. .............   12,600       830,025
    Medtronic, Inc. ...................    5,000       261,562
    Stryker Corp. .....................    3,400       126,650
    Sybron International Corp.* .......      900        42,244
                                                    ----------
                                                     2,091,538
                                                    ----------
METALS & MINING -- 0.3%
    Aluminum Company of America .......    3,100       218,162
    Barrick Gold Corp. ................    8,000       149,000
    Brush Wellman, Inc. ...............    1,300        31,850
    Carpenter Technology Corp. ........    2,200       105,737
    Nucor Corp. .......................    1,600        77,300
    Placer Dome, Inc. .................    4,700        59,631
                                                    ----------
                                                       641,680
                                                    ----------
                                         SHARES      VALUE
                                         -------  ------------
OFFICE EQUIPMENT -- 0.4%
    Ikon Office Solutions, Inc. .......    2,300  $     64,687
    Office Depot, Inc.* ...............    3,900        93,356
    Pitney Bowes, Inc. ................    1,900       170,881
    Standard Register Co. .............    1,700        59,075
    Staples, Inc.* ....................    3,500        97,125
    Viking Office Products, Inc.* .....    2,100        45,806
    Wallace Computer Service, Inc. ....    2,900       112,737
    Xerox Corp. .......................    3,900       287,869
                                                    ----------
                                                       931,536
                                                    ----------
OIL & GAS -- 4.7%
    Amerada Hess Corp. ................    4,700       257,912
    Amoco Corp. .......................    3,200       272,400
    Anadarko Petroleum Corp. ..........      500        30,344
    Apache Corp. ......................    1,600        56,100
    Atlantic Richfield Co. ............    4,000       320,500
    BJ Services Co.* ..................    4,100       294,944
    British Petroleum Co. PLC [ADR] ...    3,000       239,063
    Chevron Corp. .....................    7,400       569,800
    El Paso Natural Gas Co. ...........    1,400        93,100
    Enron Corp. .......................    4,400       182,875
    Ensco International, Inc. .........    4,200       140,700
    Ente Nazionale Idrocarbure SPA
      [ADR] ...........................    3,700       211,131
    Exxon Corp. .......................   25,400     1,554,163
    Global Marine, Inc.* ..............    4,200       102,900
    Halliburton Co. ...................    3,200       166,200
    Helmerich & Payne, Inc. ...........      900        61,088
    MCN Energy Group, Inc. ............    2,400        96,900
    Mobil Corp. .......................    8,500       613,594
    Murphy Oil Corp. ..................    1,800        97,538
    Nabors Industries, Inc.* ..........    2,200        69,163
    National Fuel Gas Co. .............    1,600        77,900
    Noble Affiliates, Inc. ............    1,800        63,450
    Noble Drilling Corp.* .............    2,400        73,500
    Occidental Petroleum Corp. ........    6,600       193,463
    Phillips Petroleum Co. ............    4,000       194,500
    Ranger Oil Ltd. ...................    5,400        37,125
    Repsol SA [ADR] ...................    3,000       127,688
    Royal Dutch Petroleum Co. .........   26,200     1,419,713
    Schlumberger Ltd. .................    4,200       338,100
    Shell Transport & Trading Co.
      [ADR] ...........................    6,000       262,500
    Societe Nationale Elf Aquitaine SA
      [ADR] ...........................    2,000       117,250
    Sonat, Inc. .......................    3,300       150,975
    Texaco, Inc. ......................    6,200       337,125
    Tidewater, Inc. ...................    2,700       148,838
    Tosco Corp. .......................    3,000       113,438
    Total SA [ADR] ....................    3,000       166,500
    Union Pacific Resources Group,
      Inc. ............................    5,509       133,593
    Unocal Corp. ......................    3,600       139,725
    USX-Marathon Group ................    5,400       182,250
    Valero Energy Corp. ...............    2,900        91,169

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
    Washington Gas Light Co. ..........    2,200  $     68,063
    Weatherford Enterra, Inc.* ........    1,300        56,875
                                                    ----------
                                                     9,924,155
                                                    ----------
PAPER & FOREST PRODUCTS -- 0.4%
    Georgia Pacific Corp. .............    1,500        91,125
    Glatfelter, (P.H.) Co. ............    2,600        48,425
    International Paper Co. ...........    5,000       215,625
    Kimberly-Clark Corp. ..............    7,000       345,188
    Wausau Mosinee Paper Corp.* .......    1,900        38,238
    Weyerhaeuser Co. ..................    3,200       157,000
                                                    ----------
                                                       895,601
                                                    ----------
PERSONAL SERVICES -- 0.1%
    Service Corp. International .......    3,800       140,363
                                                    ----------
PHARMACEUTICALS -- 3.4%
    Abbott Laboratories ...............    8,000       524,500
    American Home Products Corp. ......    7,200       550,800
    Amgen, Inc.* ......................    3,800       205,675
    Bristol-Meyers Squibb Co. .........   10,200       965,175
    Cardinal Health, Inc. .............      900        67,613
    Carter-Wallace, Inc. ..............    3,900        65,813
    Centocor, Inc.* ...................    1,200        39,900
    Genzyme Corp.* ....................    2,100        58,275
    Glaxo Wellcome PLC [ADR] ..........    4,800       229,800
    Ivax Corp.* .......................    2,200        14,850
    Lilly, (Eli) & Co. ................   12,200       849,425
    McKesson Corp. ....................    1,300       140,644
    Merck & Co., Inc. .................   11,300     1,200,625
    Perrigo Co.* ......................    3,600        48,150
    Pfizer, Inc. ......................   13,300       991,681
    Pharmacia & Upjohn, Inc. ..........    6,400       234,400
    Scherer, (R.P.) Corp.* ............    1,000        61,000
    Schering-Plough Corp. .............    7,600       472,150
    Warner-Lambert Co. ................    3,300       409,200
    Watson Pharmaceuticals, Inc.* .....    3,000        97,313
                                                    ----------
                                                     7,226,989
                                                    ----------
PRINTING & PUBLISHING -- 0.3%
    Banta Corp. .......................    2,900        78,300
    Belo, (A.H.) Corp. Cl-A ...........    1,300        72,963
    Dun & Bradstreet Corp. ............    1,500        46,406
    Gannett Co., Inc. .................    5,200       321,425
    McGraw-Hill Co., Inc. .............    2,900       214,600
                                                    ----------
                                                       733,694
                                                    ----------
RAILROADS -- 0.3%
    Burlington Northern Santa Fe
      Corp. ...........................    1,300       120,819
    CSX Corp. .........................    2,300       124,200
    Kansas City Southern Industries,
      Inc. ............................    5,400       171,450
    Norfolk Southern Corp. ............    6,000       184,875
    Union Pacific Corp. ...............    1,900       118,631
                                                    ----------
                                                       719,975
                                                    ----------
RESTAURANTS -- 0.3%
    Brinker International, Inc.* ......    7,300       116,800
    Cracker Barrel Old Country Store,
      Inc. ............................    2,700        90,113
    Darden Restaurants, Inc. ..........    6,500        81,250
    McDonald's Corp. ..................    4,800       229,200
    Outback Steakhouse, Inc.* .........    1,900        54,625
    Tricon Global Restaurants, Inc. ...    1,480        43,013
                                                    ----------
                                                       615,001
                                                    ----------
                                         SHARES      VALUE
                                         -------  ------------
RETAIL & MERCHANDISING -- 2.0%
    Albertson's, Inc. .................    4,200  $    198,975
    Bed, Bath & Beyond, Inc.* .........    2,200        84,700
    Circuit City Stores, Inc. .........      900        32,006
    Costco Companies, Inc.* ...........    3,900       174,038
    CVS Corp. .........................    2,000       128,125
    Dayton-Hudson Corp. ...............    3,700       249,750
    Dollar General Corp. ..............    2,250        81,563
    Family Dollar Stores, Inc. ........    1,300        38,106
    Fastenal Co. ......................    1,400        53,550
    Federated Department Stores,
      Inc.* ...........................    3,500       150,719
    Gap, Inc. .........................    4,350       154,153
    Home Depot, Inc. ..................    9,000       529,875
    Kohls Corp.* ......................    2,800       190,750
    Lands' End, Inc.* .................    1,800        63,113
    May Department Stores Co. .........    3,900       205,481
    Meyer, (Fred), Inc.* ..............    3,000       109,125
    Micro Warehouse, Inc.* ............    1,500        20,907
    Payless Shoesource, Inc.* .........      672        45,108
    Penney, (J.C.) Co., Inc. ..........    3,500       211,094
    Rite Aid Corp. ....................    1,300        76,294
    Taylor, (Ann) Stores Corp.* .......    1,600        21,400
    Tiffany & Co. .....................    1,200        43,275
    TJX Companies, Inc. ...............    2,800        96,250
    Toys 'R' Us, Inc.* ................    4,620       145,241
    Wal-Mart Stores, Inc. .............   24,800       978,050
    Walgreen Co. ......................    7,700       241,588
                                                    ----------
                                                     4,323,236
                                                    ----------
SEMICONDUCTORS -- 0.9%
    Analog Devices, Inc.* .............    7,533       208,570
    Atmel Corp.* ......................    2,000        37,125
    Intel Corp. .......................   15,400     1,081,850
    Motorola, Inc. ....................    6,100       348,081
    Xilinx, Inc.* .....................    4,100       143,756
                                                    ----------
                                                     1,819,382
                                                    ----------
TELECOMMUNICATIONS -- 4.4%
    360 Communications Co.* ...........    2,300        46,431
    ADC Telecommunications, Inc.* .....    3,400       141,950
    Airtouch Communications, Inc.* ....    6,000       249,375
    Aliant Communications, Inc. .......    1,800        56,475
    Ameritech Corp. ...................    6,000       483,000
    AT&T Corp. ........................   16,500     1,010,625
    Bell Atlantic Corp. ...............    8,157       742,287
    BellSouth Corp. ...................   10,100       568,756
    British Telecommunications PLC
      [ADR] ...........................    3,200       257,000
    Century Telephone Enterprises,
      Inc. ............................    2,800       139,475
    Cia de Telecomunicaciones de Chile
      SA [ADR] ........................    1,700        50,788
    Comcast Corp. Cl-A ................    7,000       220,938
    Ericsson, (L.M.) Telephone Co.
      [ADR] ...........................    4,800       179,100
    GTE Corp. .........................   10,000       522,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
    Hong Kong Telecommunications Ltd.
      [ADR] ...........................    9,245  $    190,678
    Lucent Technologies, Inc. .........    7,276       581,171
    MCI Communications Corp. ..........    7,700       329,656
    Metronet Communications Corp.
      Warrants* .......................      100             0
    Nextel Communications, Inc.
      Cl-A* ...........................    3,600        93,600
    Nokia Corp. Cl-A [ADR] ............    1,800       126,000
    Northern Telecom Ltd. .............    3,400       302,600
    Primus Telecommunications Group,
      Inc. Warrants* ..................      150         1,500
    SBC Communications, Inc. ..........    9,357       685,400
    Southern New England
      Telecommunications Corp. ........    2,400       120,750
    Sprint Corp. ......................    5,400       316,575
    Telebras SA [ADR] .................    3,300       384,244
    Telefonica de Espana [ADR] ........    1,600       145,700
    Telefonos de Mexico SA Cl-L
      [ADR] ...........................    1,800       100,913
    Telephone & Data Systems, Inc. ....    2,000        93,125
    Tellabs, Inc.* ....................    2,800       148,050
    U.S. West Communications Group ....    6,200       279,775
    U.S. West, Inc. ...................    8,000       231,000
    Vodafone Group PLC [ADR] ..........    3,200       232,000
    Worldcom, Inc.* ...................   10,900       329,725
                                                    ----------
                                                     9,361,162
                                                    ----------
TRANSPORTATION -- 0.0%
    Alexander & Baldwin, Inc. .........    1,800        49,163
    Consolidated Freightways, Inc. ....      900        34,538
                                                    ----------
                                                        83,701
                                                    ----------
UTILITIES -- 1.6%
    Allegheny Energy, Inc. ............    2,700        87,750
    American Water Works Co., Inc. ....    2,100        57,356
    Calenergy, Inc.* ..................    2,400        69,000
    CMS Energy Corp. ..................    2,800       123,375
    Duke Energy Corporation ...........    4,500       249,188
    Edison International, Inc. ........    7,800       212,063
    Empresa Nacional de Electridad SA
      [ADR] ...........................    2,000        35,375
    Endesa SA [ADR] ...................    7,600       138,225
    Energy Group PLC [ADR] ............      337        15,039
    Entergy Corp. .....................    6,200       185,613
    Florida Progress Corp. ............    2,200        86,350
    FPL Group, Inc. ...................    3,700       218,994
    Idaho Power Co. ...................    2,600        97,825
    Illinova Corp. ....................    2,700        72,731
    IPALCO Enterprises, Inc. ..........    2,400       100,650
    MidAmerican Energy Holdings Co. ...    3,800        83,600
    New Century Energies, Inc. ........    2,395       114,810
    New York State Electric & Gas
      Corp. ...........................    3,400       120,700
    Niagara Mohawk Power Corp. ........   12,700       133,350
    NIPSCO Industries, Inc. ...........    2,300       113,706
    PG&E Corp. ........................    8,200       249,588
    Potomac Electric Power Co. ........    3,200        82,600
    Public Service Co. of New
      Mexico ..........................    1,000        23,688
                                         SHARES      VALUE
                                         -------  ------------
    SCANA Corp. .......................    2,700  $     80,831
    Southern Co. ......................   10,500       271,688
    Teco Energy, Inc. .................    3,100        87,188
    Texas Utilities Co. ...............    3,700       153,781
    Unicom Corp. ......................    4,200       129,150
                                                    ----------
                                                     3,394,214
                                                    ----------
TOTAL COMMON STOCK
  (COST $71,122,073)...................             99,734,615
                                                    ----------
FOREIGN STOCK -- 9.0%
ADVERTISING -- 0.1%
    Asahi Tsushin -- (JPY) ............    9,000       130,133
                                                    ----------
AEROSPACE -- 0.0%
    Mitsubishi Heavy Industries Ltd. --
      (JPY) ...........................   22,000        92,047
                                                    ----------
AIRLINES -- 0.1%
    KLM Royal Dutch Airlines NV --
      (NLG) ...........................    3,000       110,989
    Singapore Airlines
      Ltd. -- (SGD) ...................    7,000        45,699
                                                    ----------
                                                       156,688
                                                    ----------
AUTOMOBILE MANUFACTURERS -- 0.1%
    MAN AG -- (DEM) ...................    1,000       288,926
                                                    ----------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY) ........   15,000       326,485
                                                    ----------
BEVERAGES -- 0.1%
    Lion Nathan Ltd. -- (NZD) .........   50,000       112,066
    Louis Vuitton Moet
      Hennesy -- (FRF) ................      660       109,600
                                                    ----------
                                                       221,666
                                                    ----------
BUILDING MATERIALS -- 0.2%
    Blue Circle Industries
      PLC -- (GBP) ....................   26,513       148,979
    Holderbank Financiere Glarus AG --
      (CHF) ...........................      260       212,485
    Malayan Cement BHD -- (MYR) .......   51,250        34,892
                                                    ----------
                                                       396,356
                                                    ----------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG) ............      400        68,981
    BASF AG -- (DEM) ..................    6,700       239,227
    Bayer AG -- (DEM) .................    5,000       185,619
    L'Air Liquide -- (FRF) ............    1,260       197,298
    Sumitomo Chemical Co. -- (JPY) ....   26,000        59,990
                                                    ----------
                                                       751,115
                                                    ----------
CLOTHING & APPAREL -- 0.3%
    Benetton Group SPA -- (ITL) .......    4,160        68,118
    Christian Dior SA -- (FRF) ........    1,200       123,075
    Kuraray Co. Ltd. -- (JPY) .........   21,000       174,433
    Yue Yuen Industrial Holdings --
      (HKD) ...........................   95,000       201,077
                                                    ----------
                                                       566,703
                                                    ----------
CONGLOMERATES -- 0.3%
    Cycle & Carriage Ltd. -- (SGD) ....   15,000        61,872
    GKN PLC -- (GBP) ..................    6,000       123,110
    Hutchison Whampoa Ltd. -- (HKD) ...   56,000       351,253
    Sime Darby BHD -- (MYR) ...........   50,000        48,043
    Tomkins PLC -- (GBP) ..............   12,000        57,458

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
    United Engineers Ltd. -- (MYR) ....   15,000  $     12,486
    Valmet Corp. -- (FIM) .............    4,000        55,238
                                                    ----------
                                                       709,460
                                                    ----------
CONSTRUCTION -- 0.2%
    Compagnie Francaise d'Etudes et de
      Construction Technip -- (FRF) ...    2,300       242,775
    Matsushita Electric Works
      Ltd. -- (JPY) ...................   15,000       130,363
                                                    ----------
                                                       373,138
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    JUSCO Co. -- (JPY) ................   11,000       155,667
    Kao Corp. -- (JPY) ................   26,000       375,939
    Orkla ASA Cl-A -- (NOK) ...........    1,900       163,656
                                                    ----------
                                                       695,262
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    Johnson Electric
      Holdings -- (HKD) ...............   93,600       269,387
    Mitsubishi Electric
      Corp. -- (JPY) ..................   27,000        69,358
    Omron Corp. -- (JPY) ..............   24,000       376,554
    Sharp Corp. -- (JPY) ..............    9,000        62,159
    Siemans AG -- (DEM) ...............    2,000       120,687
    Sony Corp. -- (JPY) ...............    3,000       267,649
                                                    ----------
                                                     1,165,794
                                                    ----------
FINANCIAL-BANK & TRUST -- 2.1%
    Abbey National PLC -- (GBP) .......   28,000       502,641
    ABN Amro Holding NV -- (NLG) ......    8,000       155,878
    Banca Commerciale Italia NA --
      (ITL) ...........................   30,000       104,355
    Bank of Scotland -- (GBP) .........   20,208       186,203
    Bankgesellschaft Berlin
      AG -- (DEM) .....................    5,450       119,728
    Barclays PLC -- (GBP) .............   15,191       404,427
    DCB Holdings BHD -- (MYR) .........   33,000        15,939
    Deutsche Bank AG -- (DEM) .........    2,800       195,902
    Developmental Bank of Singapore
      Ltd. Cl-F -- (SGD) ..............    4,000        34,185
    Dresdner Bank AG -- (DEM) .........    3,400       154,680
    HSBC Holdings PLC -- (GBP) ........   18,000       462,032
    ING Groep NV -- (NLG) .............   10,153       427,710
    Kredietbank NV -- (BEF) ...........      400       167,882
    Overseas-Chinese Banking Corp.
      Ltd. -- (SGD) ...................    6,000        34,897
    RHB Sakura Merchant Bankers
      Berhad -- (MYR) .................    1,650           555
    Societe Generale -- (BEF) .........    1,000        91,498
    Svenska Handelsbanken
      Cl-A -- (SEK) ...................    7,300       252,553
    Swiss Bank Corp. -- (CHF) .........    1,840       572,733
    Toronto Dominion Bank -- (CAD) ....    4,100       154,142
    Union Bank of
      Switzerland -- (CHF) ............      300       434,404
    Westpac Banking Corp.
      Ltd. -- (AUD) ...................   10,000        63,958
                                                    ----------
                                                     4,536,302
                                                    ----------
FINANCIAL SERVICES -- 0.2%
    Holding Di Partecipazioni
      Industriali SPA -- (ITL)* .......   45,000        26,547
    Mediobanca -- (ITL) ...............    7,000        54,994
    Societe Generale -- (FRF) .........    1,972       268,796
                                                    ----------
                                                       350,337
                                                    ----------
                                         SHARES      VALUE
                                         -------  ------------
FOOD -- 0.6%
    Cadbury Schweppes PLC -- (GBP) ....    1,400  $     14,132
    CSM NV -- (NLG) ...................    2,400       106,549
    Danisco AS -- (DKK) ...............    4,000       221,988
    Eridania Beghin-Say SA -- (FRF) ...    1,400       218,988
    Huhtamaki Group -- (FIM) ..........    1,500        61,978
    Nestle SA -- (CHF) ................      380       570,306
                                                    ----------
                                                     1,193,941
                                                    ----------
INSURANCE -- 0.3%
    AXA SA -- (FRF) ...................    3,400       263,201
    CKAG Colonia Konzern AG --
      (DEM) ...........................    1,500       143,490
    Sumitomo Marine & Fire Insurance
      Co. -- (JPY) ....................   30,000       159,205
                                                    ----------
                                                       565,896
                                                    ----------
MACHINERY & EQUIPMENT -- 0.2%
    ABB AG -- (CHF) ...................      160       201,296
    SIG Holding AG -- (CHF) ...........       70       191,971
                                                    ----------
                                                       393,267
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
    Novartis AG -- (CHF) ..............      180       292,482
    Smith and Nephew PLC -- (GBP) .....   38,000       112,859
    Terumo Corp. -- (JPY) .............   26,000       383,938
                                                    ----------
                                                       789,279
                                                    ----------
METALS & MINING -- 0.1%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR) ...................   12,000       160,284
    Lonrho PLC -- (GBP) ...............   57,990        88,738
    Rio Tinto Ltd. -- (AUD) ...........    6,000        69,990
                                                    ----------
                                                       319,012
                                                    ----------
OFFICE EQUIPMENT -- 0.2%
    Canon, Inc. -- (JPY) ..............    9,000       210,427
    Ricoh Co. Ltd. -- (JPY) ...........   13,000       161,974
                                                    ----------
                                                       372,401
                                                    ----------
OIL & GAS -- 0.1%
    Santos Ltd. -- (AUD) ..............   32,000       131,773
    Societe Nationale Elf Aquitaine
      SA -- (FRF) .....................    1,100       127,995
                                                    ----------
                                                       259,768
                                                    ----------
PAPER & FOREST PRODUCTS -- 0.2%
    Bobst SA -- (CHF) .................      160       235,851
    Kimberly-Clark de Mexico SA
      Cl-A -- (MXP) ...................   10,000        47,880
    Svenska Cellulosa AB
      Cl-B -- (SEK) ...................    3,500        78,740
                                                    ----------
                                                       362,471
                                                    ----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
PHARMACEUTICALS -- 0.5%
    Altana AG -- (DEM) ................    2,100  $    138,634
    Astra AB Cl-B -- (SEK) ............   14,666       246,764
    Gehe AG -- (DEM) ..................    2,150       108,813
    Novartis AG -- (CHF) ..............      160       260,534
    Takeda Chemical
      Industries -- (JPY) .............   13,000       371,940
                                                    ----------
                                                     1,126,685
                                                    ----------
PRINTING & PUBLISHING -- 0.3%
    Dai Nippon Printing Co.
      Ltd. -- (JPY) ...................   12,000       226,117
    Elsevier NV -- (NLG) ..............   12,000       194,157
    Pearson PLC -- (GBP) ..............   11,600       150,977
                                                    ----------
                                                       571,251
                                                    ----------
REAL ESTATE -- 0.1%
    Cheung Kong Holdings
      Ltd. -- (HKD) ...................   38,000       248,894
    DBS Land Ltd. -- (SGD) ............   25,000        38,280
                                                    ----------
                                                       287,174
                                                    ----------
RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche
      SA -- (FRF) .....................      150        78,293
    Marui Co. Ltd. -- (JPY) ...........    7,000       109,290
    Pinault-Printemps Redoute SA --
      (FRF) ...........................      250       133,439
    Tesco PLC -- (GBP) ................   33,943       276,459
                                                    ----------
                                                       597,481
                                                    ----------
TELECOMMUNICATIONS -- 0.5%
    Nippon Telegraph & Telephone
      Corp. -- (JPY) ..................      280       241,192
    Telecom Corp. of New Zealand
      Ltd. -- (NZD) ...................   22,000       106,666
    Telecom Italia Mobile
      SPA -- (ITL) ....................   75,000       346,367
    Telecom Italia SPA -- (ITL) .......   41,666       266,305
    Telekom Malaysia BHD -- (MYR) .....   24,000        70,908
                                                    ----------
                                                     1,031,438
                                                    ----------
TRANSPORTATION -- 0.1%
    BAA PLC -- (GBP) ..................   17,600       144,217
                                                    ----------
UTILITIES -- 0.2%
    Electrabel SA -- (BEF) ............      420        97,150
    Hong Kong Electric Holdings Ltd. --
      (HKD) ...........................   30,000       114,025
    Veba AG -- (DEM) ..................    4,000       272,519
                                                    ----------
                                                       483,694
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $17,569,785)..........                      19,258,387
                                                    ----------

                                           PAR
                               MATURITY   (000)
                               --------- --------
CORPORATE OBLIGATIONS -- 14.1%
AEROSPACE -- 0.4%
    BE Aerospace, Inc. Sr.
      Sub. Notes
      9.875%..................  02/01/06 $    150       158,625
    Boeing Co. Notes
      6.35%...................  06/15/03      120       121,350
    Dyncorp, Inc. Sr. Sub.
      Notes
      9.50%...................  03/01/07      300       305,250
    Raytheon Co. Notes
      6.50%...................  07/15/05      350       353,063
                                                  -------------
                                                        938,288
                                                  -------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
AIRLINES -- 0.0%
    Southwest Airlines Co.
      Debs.
      9.25%...................  02/15/98 $     25 $      25,082
                                                  -------------
AUTOMOTIVE PARTS -- 0.3%
    Chief Auto Parts, Inc. Sr.
      Notes
      10.50%..................  05/15/05       75        75,188
    Safelite Glass Corp. Sr.
      Sub. Notes 144A
      9.875%..................  12/15/06      250       274,375
    Venture Holdings Trust Sr.
      Notes Cl-B
      9.50%...................  07/01/05      250       252,500
                                                  -------------
                                                        602,063
                                                  -------------
BEVERAGES -- 0.1%
    Anheuser-Busch Companies,
      Inc. Debs.
      7.00%...................  12/01/25      150       152,250
                                                  -------------
                                                        152,250
                                                  -------------
BROADCASTING -- 0.2%
    TV Azteca SA de CV Sr.
      Notes Cl-B
      10.50%..................  02/15/07      250       260,625
    Young Broadcasting Corp.
      Sr. Sub. Notes
      10.125%.................  02/15/05      150       157,500
                                                  -------------
                                                        418,125
                                                  -------------
BUILDING MATERIALS -- 0.2%
    American Standard Debs.
      9.25%...................  12/01/16       20        20,850
    Falcon Building Products
      Sr. Sub. Notes
      9.50%...................  06/15/07      250       258,125
    Koppers Industry, Inc. Sr.
      Sub. Notes
      9.875%..................  12/01/07       75        77,250
                                                  -------------
                                                        356,225
                                                  -------------
BUSINESS SERVICES -- 0.2%
    Iron Mountain, Inc. Sr.
      Sub. Notes
      8.75%...................  09/30/09      125       128,438
    Muzak L.P. Notes
      10.00%..................  10/01/03      225       235,125
                                                  -------------
                                                        363,563
                                                  -------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
CHEMICALS -- 0.2%
    Scotts Co. Sr. Sub. Notes
      9.875%..................  08/01/04 $    100 $     107,750
    Sovereign Specialty
      Chemicals Sr. Sub. Notes
      144A
      9.50%...................  08/01/07      250       257,500
                                                  -------------
                                                        365,250
                                                  -------------
CLOTHING & APPAREL -- 0.2%
    Delta Mills, Inc. Sr.
      Notes 144A
      9.625%..................  09/01/07      125       127,500
    Dyersburg Corp. Notes Cl-B
      9.75%...................  09/01/07      125       131,250
    Synthetic Industries, Inc.
      Sr. Sub. Notes
      9.25%...................  02/15/07      250       265,000
                                                  -------------
                                                        523,750
                                                  -------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    DecisionOne Corp. Sr. Sub.
      Notes
      9.75%...................  08/01/07      175       182,438
    DecisionOne Holdings Corp.
      Units [STEP]
      10.549%.................  08/01/08      125        81,250
                                                  -------------
                                                        263,688
                                                  -------------
CONSTRUCTION -- 0.1%
    Newport News Shipbuilding,
      Inc. Sr. Notes
      8.625%..................  12/01/06      150       158,250
                                                  -------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    American Safety Razor Co.
      Sr. Notes
      9.875%..................  08/01/05      150       160,313
    Doane Products Co. Sr.
      Notes
      10.625%.................  03/01/06      150       160,313
    Herff Jones, Inc. Sr. Sub.
      Notes
      11.00%..................  08/15/05      175       189,875
    PM Holdings Corp. Sub.
      Notes [STEP]
      10.728%.................  09/01/05      100        77,875
    Protection One, Inc. Sr.
      Disc. Notes [STEP]
      10.811%.................  06/30/05      200       215,500
                                                  -------------
                                                        803,876
                                                  -------------
CONTAINERS & PACKAGING -- 0.4%
    Amtrol, Inc. Sr. Sub.
      Notes
      10.625%.................  12/31/06      150       154,875
    Container Corp. of America
      Sr. Notes
      9.75%...................  04/01/03      150       162,000
      11.25%..................  05/01/04      100       109,250
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Plastic Containers Sr.
      Notes Cl-B
      10.00%..................  12/15/06 $    250 $     263,750
    U.S. Can Corp. Sr. Sub.
      Notes
      10.125%.................  10/15/06      150       158,625
                                                  -------------
                                                        848,500
                                                  -------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.6%
    Ametek, Inc. Sr. Notes
      9.75%...................  03/15/04      100       106,500
    Celestica International,
      Inc. Sr. Sub. Notes
      10.50%..................  12/31/06      125       135,625
    Details, Inc. Sr. Sub.
      Notes 144A
      10.00%..................  11/15/05      150       154,125
    DII Group, Inc. Sr. Sub.
      Notes 144A
      8.50%...................  09/15/07      250       246,250
    HCC Industries, Inc. Sr.
      Sub. Notes
      10.75%..................  05/15/07      250       260,000
    RCN Corp. Sr. Notes 144A
      10.00%..................  10/15/07       75        77,438
    Stellex Industries, Inc.
      Sr. Sub. Notes 144A
      9.50%...................  11/01/07      125       125,625
    Viasystems, Inc. Sr. Sub.
      Notes
      9.75%...................  06/01/07      250       258,438
                                                  -------------
                                                      1,364,001
                                                  -------------
ENTERTAINMENT & LEISURE -- 0.9%
    AMC Entertainment, Inc.
      Sr. Sub. Notes
      9.50%...................  03/15/09      250       259,063
    Grand Casinos, Inc. First
      Mtge.
      10.125%.................  12/01/03      150       162,000
    Rio Hotel & Casino, Inc.
      Notes
      9.50%...................  04/15/07      100       106,250
    Rio Hotel & Casino, Inc.
      Sr. Sub. Notes
      10.625%.................  07/15/05      150       162,375
    Six Flags Theme Parks Sr.
      Sub. Notes Cl-A [STEP]
      9.87%...................  06/15/05      150       156,750
    The Majestic Star Casino
      LLC Sr. Notes
      12.75%..................  05/15/03      250       269,375

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Time Warner Entertainment
      Debs.
      7.25%...................  09/01/08 $    500 $     524,375
    United Artists Theatre
      Pass Through Trust
      9.30%...................  07/01/15      244       249,315
                                                  -------------
                                                      1,889,503
                                                  -------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries
      Sr. Disc. Notes [STEP]
      144A
      9.57%...................  06/01/07       75        52,969
    Allied Waste North America
      Notes
      10.25%..................  12/01/06      200       219,000
                                                  -------------
                                                        271,969
                                                  -------------
EQUIPMENT SERVICES -- 0.1%
    Coinmach Corp. Sr. Notes
      11.75%..................  11/15/05      250       276,875
                                                  -------------
FINANCIAL-BANK & TRUST -- 1.1%
    Airplanes Pass Through
      Trust
      10.875%.................  03/15/19      250       281,256
    Aristar, Inc. Sr. Notes
      8.875%..................  08/15/98      200       203,086
      7.875%..................  02/15/99      200       204,000
    Banesto Delaware Sub.
      Notes
      8.25%...................  07/28/02       50        53,625
    Bank of Nova Scotia Sub.
      Notes
      6.25%...................  09/15/08       50        49,438
    BankAmerica Corp. Sub.
      Notes
      6.85%...................  03/01/03      150       153,750
    BankUnited Capital Trust
      Cl-B
      10.25%..................  12/31/26      250       258,125
    CoreStates Home Equity
      Trust Cl-A
      6.65%...................  05/15/09       60        60,933
    First Federal Financial
      Notes
      11.75%..................  10/01/04      125       138,438
    MBNA Corp.
      6.15%...................  10/01/03      450       442,688
    NationsBank Texas Sr.
      Notes
      6.75%...................  08/15/00      150       152,438
    Provident Bank Corp. Sub.
      Notes
      7.125%..................  03/15/03      175       180,031
    U.S. Bancorp Notes
      6.72%...................  06/01/98      100       100,307
                                                  -------------
                                                      2,278,115
                                                  -------------
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
FINANCIAL SERVICES -- 2.2%
    Ahmanson, (H.F.) & Co. Sr.
      Notes
      9.875%..................  11/15/99 $    100 $     106,125
    American Express Master
      Trust
      7.60%...................  08/15/02      500       523,412
    Associates Corp. of North
      America Sr. Notes
      7.70%...................  03/15/00       50        51,625
    Bay View Capital
      Corporation Sub. Notes
      9.125%..................  08/15/07      150       154,500
    Chrysler Financial Corp.
      Notes
      8.46%...................  01/19/00      200       209,250
    Ciesco L.P. Notes
      7.375%..................  04/19/00      250       255,938
    Conseco, Inc. Sr. Notes
      8.125%..................  02/15/03      500       530,000
    Enhance Financial Services
      Group Debs.
      6.75%...................  03/01/03      300       306,375
    Household Finance Corp.
      Sr. Notes
      6.96%...................  04/27/98      300       301,185
    Intertek Finance PLC Sr.
      Sub. Notes Cl-B
      10.25%..................  11/01/06      250       261,875
    ITT Publimedia Sr. Sub.
      Notes 144A
      9.375%..................  09/15/07      250       263,750
    Loomis Fargo & Co. Notes
      10.00%..................  01/15/04      150       151,125
    Ocwen Capital Trust I
      10.875%.................  08/01/27      200       216,750
    Ocwen Financial Corp.
      Notes
      11.875%.................  10/01/03      150       169,125
    Salomon Smith Barney
      Holdings Notes
      6.625%..................  06/01/00      200       202,500
    Salomon, Inc Sr. Notes
      6.75%...................  02/15/03      500       506,875
    Simon Debartolo Group L.P.
      Notes
      7.00%...................  07/15/09      525       537,469
                                                  -------------
                                                      4,747,879
                                                  -------------
FOOD -- 0.5%
    Ameriserv Food
      Distributor, Inc. Sr.
      Sub. Notes
      10.125%.................  07/15/07      250       262,500
    Archibald Candy Corp.
      Notes
      10.25%..................  07/01/04      250       261,875
    Keebler Corp. Sr. Sub.
      Notes
      10.75%..................  07/01/06      250       281,875

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Mrs. Fields Original
      Cookies Notes 144A
      10.125%.................  12/01/04 $    100 $     100,750
    Windy Hill Pet Food Co.
      Sr. Sub. Notes
      9.75%...................  05/15/07      250       260,625
                                                  -------------
                                                      1,167,625
                                                  -------------
HEALTHCARE SERVICES -- 0.2%
    Quest Diagnostic, Inc. Sr.
      Sub. Notes
      10.75%..................  12/15/06      125       137,188
    Vencor, Inc. Sr. Sub.
      Notes
      8.625%..................  07/15/07      250       250,625
                                                  -------------
                                                        387,813
                                                  -------------
HOTELS & MOTELS -- 0.2%
    Courtyard by Marriott Sr.
      Notes
      10.75%..................  02/01/08      150       165,000
    Host Marriott Travel Plaza
      Sr. Notes Cl-B
      9.50%...................  05/15/05      150       159,750
                                                  -------------
                                                        324,750
                                                  -------------
INDUSTRIAL PRODUCTS -- 0.1%
    International Wire Group,
      Inc. Cl-B
      11.75%..................  06/01/05      250       273,750
                                                  -------------
INSURANCE -- 0.3%
    New York Life Insurance
      Co. Notes 144A
      7.50%...................  12/15/23      420       437,325
    Superior National Capital
      Trust I 144A
      10.75%..................  12/01/17      125       128,125
                                                  -------------
                                                        565,450
                                                  -------------
MACHINERY & EQUIPMENT -- 0.1%
    Hawk Corp. Sr. Notes Cl-B
      10.25%..................  12/01/03      150       160,500
                                                  -------------
METALS & MINING -- 0.3%
    AEI Holding Co. Sr. Notes
      144A
      10.00%..................  11/15/07      225       231,188
    Freeport-McMoran Resource
      Partners L.P. Sr. Notes
      7.00%...................  02/15/08      150       150,563
    Haynes International, Inc.
      Sr. Notes
      11.625%.................  09/01/04      150       173,063
                                                  -------------
                                                        554,814
                                                  -------------
OFFICE EQUIPMENT -- 0.1%
    Axiohm Transaction
      Solutions, Inc. Sr. Sub.
      Notes 144A
      9.75%...................  10/01/07      125       127,188
                                                  -------------
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
OIL & GAS -- 0.4%
    Ferrellgas Partners, L.P.
      Financial Corp. Sr.
      Notes
      10.00%..................  08/01/01 $    100 $     105,750
    Flores & Rucks, Inc. Sr.
      Sub. Notes
      9.75%...................  10/01/06       50        55,000
    Kelley Oil & Gas Corp. Sr.
      Sub. Notes
      10.375%.................  10/15/06      150       160,125
    Pride Petroleum Services,
      Inc. Sr. Notes
      9.375%..................  05/01/07      250       269,375
    Tenneco, Inc. Notes
      8.20%...................  11/15/99       55        56,994
      8.075%..................  10/01/02      150       159,938
                                                  -------------
                                                        807,182
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.1%
    Maxxam Group Holdings,
      Inc. Sr. Notes
      11.25%..................  08/01/03       50        53,125
      12.00%..................  08/01/03      150       162,938
                                                  -------------
                                                        216,063
                                                  -------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc. Sr.
      Sub. Notes
      10.875%.................  06/01/06       75        82,875
                                                  -------------
PRINTING & PUBLISHING -- 0.1%
    Sun Media Corp. Sr. Sub
      Notes
      9.50%...................  05/15/07      250       268,750
                                                  -------------
REAL ESTATE -- 0.3%
    HMC Acquisition Properties
      Sr. Notes Cl-B
      9.00%...................  12/15/07      150       156,750
    HMH Properties, Inc. Sr.
      Notes Cl-B
      8.875%..................  07/15/07      250       263,750
    Saul, (B.F.) Sr. Notes
      [REIT]
      11.625%.................  04/01/02      150       160,500
                                                  -------------
                                                        581,000
                                                  -------------
RESTAURANTS -- 0.0%
    McDonald's Corp. Notes
      6.625%..................  09/01/05      100       102,250
                                                  -------------
                                                        102,250
                                                  -------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
RETAIL & MERCHANDISING -- 0.2%
    Specialty Retailers, Inc.
      Notes Cl-B
      8.50%...................  07/15/05 $    250 $     255,000
    Wal-Mart Stores, Inc.
      Debs.
      7.25%...................  06/01/13       85        91,906
                                                  -------------
                                                        346,906
                                                  -------------
SEMICONDUCTORS -- 0.1%
    Fairchild Semiconductor
      Corp. Sr. Sub. Notes
      10.125%.................  03/15/07      250       264,375
                                                  -------------
TELECOMMUNICATIONS -- 1.8%
    Comcast Cable
      Communication Notes
      8.125%..................  05/01/04      400       431,500
    Communication & Power
      Industries Sr. Sub.
      Notes
      12.00%..................  08/01/05      250       278,750
    Frontiervision Sr. Sub.
      Notes
      11.00%..................  10/15/06      150       167,250
    Fundy Cable Ltd. Sr. Notes
      11.00%..................  11/15/05      250       270,000
    L-3 Communications Corp.
      Sr. Sub. Notes Cl-B
      10.375%.................  05/01/07      175       189,875
    Lucent Technologies, Inc.
      Notes
      6.90%...................  07/15/01      500       513,125
    Marcus Cable Operating Co.
      Sr. Disc. Notes [STEP]
      10.86%..................  08/01/04      250       232,500
    Metronet Communications
      Corp.
      12.00%..................  08/15/07      100       115,500
    Nextlink Communications,
      Inc. Sr. Notes
      9.625%..................  10/01/07      125       128,750
    Pegasus Communications
      Corp. Sr. Notes 144A
      9.625%..................  10/15/05      250       256,875
    Rogers Cablesystems Ltd.
      Sr. Notes
      10.00%..................  03/15/05      125       138,438
    Sprint Spectrum L.P. Sr.
      Notes
      11.00%..................  08/15/06      250       281,250
    TCI Communications, Inc.
      Sr. Notes
      8.65%...................  09/15/04      200       219,250
    Teleport Communications
      Group, Inc. Sr. Notes
      9.875%..................  07/01/06      100       112,750
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Telewest PLC Debs. [STEP]
      10.377%.................  10/01/07 $    250 $     195,000
    United Telecommunications,
      Inc. Debs.
      9.75%...................  04/01/00      250       269,063
                                                  -------------
                                                      3,799,876
                                                  -------------
TRANSPORTATION -- 1.0%
    Allied Holdings, Inc.
      Notes Cl-B
      8.625%..................  10/01/07      250       256,875
    Coach USA, Inc. Cl-B
      9.375%..................  07/01/07      175       178,938
    Federal Express Corp.
      Notes
      6.25%...................  04/15/98       70        70,015
    Global Ocean Carriers Ltd.
      Sr. Notes 144A
      10.25%..................  07/15/07      225       214,875
    Sea Containers Ltd. Sr.
      Sub. Notes
      12.50%..................  12/01/04       70        79,450
    Stena AB Sr. Notes
      8.75%...................  06/15/07      250       253,750
    Union Tank Car Co. Notes
      7.125%..................  02/01/07      150       157,125
                                                  -------------
                                                      1,211,028
                                                  -------------
UTILITIES -- 1.0%
    Citizens Utilities Co.
      Debs.
      8.45%...................  09/01/01      335       360,125
    Commonwealth Edison Co.
      Notes
      9.00%...................  10/15/99      250       260,938
    Consumers Energy Co. First
      Mtge.
      6.625%..................  10/01/98       50        50,000
    Energy Corp. of America
      Sr. Sub. Notes Cl-A
      9.50%...................  05/15/07      250       250,625
    Florida Power & Light
      First Mtge.
      5.70%...................  03/05/98      200       200,000
    Monongahela Power First
      Mtge.
      8.50%...................  06/01/22      150       158,063
    Northland Cable Television
      Sr. Sub. Notes 144A
      10.25%..................  11/15/07      250       264,063
    Pacific Gas & Electric Co.
      First Mtge.
      6.75%...................  12/01/00      200       201,000
    Public Service Electric &
      Gas First Mtge.
      7.00%...................  09/01/24      300       295,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Southern California Edison
      Co. Notes
      6.50%...................  06/01/01 $    100 $     101,125
                                                  -------------
                                                      2,141,439
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $29,052,118)....................             30,030,886
                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.3%
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.0%
      7.50%...................  07/15/20       15        14,986
                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
      6.02%...................  01/20/98       60        60,010
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.3%
      6.00%...........  10/15/23-05/15/26    2,681     2,590,688
      6.50%...........  02/15/24-05/15/24    1,484     1,470,796
      7.00%...........  09/15/23-02/15/27    8,237     8,317,813
      7.50%...........  06/15/24-06/15/26    1,536     1,575,910
      8.00%...........  05/15/16-06/15/26    1,190     1,236,159
      8.50%...........  06/15/16-10/15/26    2,010     2,112,207
      9.00%...........           07/15/16       12        13,302
      9.50%...........  10/15/09-06/15/20       50        54,491
      10.00%..........           11/15/09       13        14,554
      10.50%..........           08/15/15        9         9,699
      11.50%..........  06/15/10-11/15/15      145       165,451
      12.00%..........  09/15/13-01/15/14        7         7,400
                                                   -------------
                                                      17,568,470
                                                   -------------
TENNESSEE VALLEY AUTHORITY -- 0.0%
      7.75%...................  12/15/22       10        10,400
      7.25%...................  07/15/43       20        21,050
      6.875%..................  12/15/43       40        40,600
                                                  -------------
                                                         72,050
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $17,204,828).............................    17,715,516
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 15.8%
U.S. TREASURY BILLS -- 1.2%
      4.60%...................  01/22/98 $  2,600     2,593,023
                                                  -------------
U.S. TREASURY BONDS -- 7.2%
      11.625%.................  11/15/02      100       124,678
      7.125%..................  02/15/23      240       274,099
      7.625%..................  02/15/25      300       364,404
      6.875%..................  08/15/25      300       334,734
      6.00%...................  02/15/26      100        99,857
      6.75%...................  08/15/26   11,525    12,699,166
      6.625%..................  02/15/27    1,250     1,356,813
                                                  -------------
                                                     15,253,751
                                                  -------------
U.S. TREASURY NOTES -- 7.4%
      6.125%..................  05/15/98      100       100,250
      6.00%...................  05/31/98      450       450,931
      5.125%..................  12/31/98       50        49,787

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
      6.375%..................  05/15/99 $  1,950 $   1,968,720
      6.75%...................  05/31/99      460       466,877
      6.00%...................  06/30/99    3,500     3,518,795
      6.875%..................  03/31/00      250       256,242
      6.25%...................  05/31/00      100       101,262
      6.125%..................  09/30/00      150       151,582
      5.625%..................  11/30/00      275       274,510
      5.625%..................  02/28/01    1,100     1,097,547
      5.75%...................  08/15/03      665       665,578
      7.50%...................  02/15/05      250       274,935
      5.875%..................  11/15/05      425       427,486
      5.625%..................  02/15/06      500       494,675
      6.50%...................  10/15/06    1,350     1,414,179
      6.25%...................  02/15/07    2,000     2,064,300
      6.125%..................  08/15/07    2,000     2,056,140
                                                  -------------
                                                     15,833,796
                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $32,402,248).............................    33,680,570
                                                  -------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                          (000)
                                         --------
FOREIGN BONDS -- 2.4%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%................... 08/15/03       20         15,323
                                                     ----------
BELGIUM -- 0.0%
    Belgium Kingdom Government
      7.25%................... 04/29/04    1,550         46,630
                                                     ----------
CANADA -- 0.2%
    Canadian Government
      8.50%................... 04/01/02      380        296,083
      6.50%................... 06/01/04      110         81,081
      9.75%................... 06/01/21       10         10,344
                                                     ----------
                                                        387,508
                                                     ----------
DENMARK -- 0.0%
    Kingdom of Denmark
      7.00%................... 12/15/04      275         43,777
                                                     ----------
FRANCE -- 0.4%
    France O.A.T.
      8.50%................... 11/25/02    1,406        270,923
      8.25%................... 02/27/04      264         51,379
      5.50%................... 04/25/07    3,000        506,162
      8.50%................... 04/25/23       50         11,179
                                                     ----------
                                                        839,643
                                                     ----------
GERMANY -- 0.5%
    Deutscheland Republic
      8.50%................... 08/21/00      375        229,396
      8.375%.................. 05/21/01      410        254,477

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY   (000)       VALUE
                               --------  --------  ------------
      6.50%................... 07/15/03      110   $     65,735
      6.00%................... 07/04/07      838        487,203
                                                     ----------
                                                      1,036,811
                                                     ----------
ITALY -- 0.1%
    Italian Government
      11.50%.................. 03/01/03      275        198,100
      8.50%................... 08/01/04       45         29,646
                                                     ----------
                                                        227,746
                                                     ----------
JAPAN -- 0.8%
    European Investment Bank
      4.625%.................. 02/26/03   53,000        473,356
      3.00%................... 09/20/06  102,000        856,073
    International Bank for
      Reconstruction &
      Development Global Bond
      6.75%................... 03/15/00   14,000        121,856
    Japanese Government
      4.50%................... 06/20/03   33,500        299,596
                                                     ----------
                                                      1,750,881
                                                     ----------
NETHERLANDS -- 0.1%
    Netherlands Government
      5.75%................... 01/15/04      115         58,685
                                                     ----------
SPAIN -- 0.0%
    Spanish Government
      8.00%................... 05/30/04    6,400         48,016
                                                     ----------
                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY   (000)       VALUE
                               --------  --------  ------------
UNITED KINGDOM -- 0.3%
    United Kingdom Treasury
      9.00%................... 03/03/00       85   $    146,023
      8.00%................... 06/10/03       91        159,886
      7.50%................... 12/07/06      164        290,592
                                                     ----------
                                                        596,501
                                                     ----------
TOTAL FOREIGN BONDS
  (COST $5,197,512)...........                        5,051,521
                                                     ----------
                                           PAR
                                          (000)
                                         --------
COMMERCIAL PAPER -- 4.1%
    Procter & Gamble Co. 5.90%
    (COST $8,718,514)......... 01/16/98  $ 8,740      8,718,514
                                                     ----------
                                          SHARES
                                         --------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Fund
    (COST $9,022)......................    9,022          9,022
                                                     ----------
TOTAL INVESTMENTS -- 100.5%
  (COST $181,276,100)..................             214,199,031
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.5%).....................              (1,123,615)
                                                     ----------
NET ASSETS -- 100.0%...................            $213,075,416
                                                     ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stocks.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year these securities amounted to 1.6% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 53.3%
FEDERAL HOME LOAN MORTGAGE CORP. -- 14.1%
      5.95%.................. 06/19/98    $1,000  $ 10,013,899
      8.25%.................. 08/01/17       544       565,945
      6.50% [TBA]............ 01/14/28    43,500    42,997,140
      6.50% [TBA]............ 02/12/28    22,000    21,731,820
      7.00% [IO]............. 04/25/19       233        21,362
      7.00% [TBA]............ 01/14/28     3,000     3,026,250
      7.775% [VR]............ 02/01/24     2,025     2,099,823
                                                  ------------
                                                    80,456,239
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.2%
      5.84%.................. 06/19/98    20,000    20,015,860
      6.90%.................. 05/25/23       206       202,846
      7.50%.................. 04/01/24     3,639     3,725,104
      9.40%.................. 07/25/03       226       235,850
      6.154% [VR]............ 10/01/27       971       970,077
      6.154% [VR]............ 06/01/28       957       956,508
      6.154% [VR]............ 10/01/28       964       963,190
      6.25% [IO]............. 05/25/08       236        64,917
      6.50% [IO]............. 06/25/14       915        30,174
      6.50% [TBA]............ 02/12/28    12,000    11,842,560
      6.50% [TBA]............ 03/12/28    36,500    35,986,810
      7.799% [VR]............ 01/01/24       306       318,651
                                                  ------------
                                                    75,312,547
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 22.5%
      6.00%.......... 11/20/26-12/20/27    23,844    24,374,862
      6.50%.......... 09/15/23-12/15/25    23,762    23,544,642
      7.00%.................. 12/20/26    22,039    22,558,279
      7.50%.................. 12/20/23       397       404,926
      6.50% [TBA]............ 01/22/28     3,420     3,384,740
      6.875% [VR]............ 10/20/23       584       596,492
      6.875% [VR]............ 10/20/24     3,154     3,231,089
      6.875% [VR]............ 12/20/25    14,824    15,224,980
      7.00% [VR]............. 03/20/17       666       683,607
      7.00% [VR]............. 08/20/23     8,801     8,971,908
      7.00% [VR]............. 09/20/23     5,815     5,927,336
      7.00% [VR]............. 03/20/24    13,828    14,137,154
      7.00% [VR]............. 09/20/24     1,201     1,230,309
      7.375% [VR]............ 06/20/22     2,074     2,129,310
      7.375% [VR]............ 04/20/23     2,559     2,621,684
                                                  ------------
                                                   129,021,318
                                                  ------------
STUDENT LOAN MARKETING ASSOCIATION -- 3.5%
      6.00%.................. 06/30/98    20,000    20,035,398
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $302,054,109).................             304,825,502
                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
    California Infrastructure
      SDG&E-1 Mtge.
      5.97%.................. 12/25/00    10,000    10,004,687
    Citicorp Mtge.
      Securities, Inc. [VR]
      7.584%................. 10/25/22       522       534,037
    Collateralized Mtge.
      Securities Corp. [VR]
      7.985%................. 05/01/17       525       538,214

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
    Contimortgage Home Equity
      Loan Trust Cl-A2
      6.15%.................. 10/15/12   $20,000  $ 19,984,375
    Countrywide Adjustable
      Rate Mtge. [VR]
      7.931%................. 03/25/24       562       575,771
      8.359%................. 11/25/24       547       561,500
    Guardian Adjustable Rate
      Mtge. [VR]
      6.889%................. 12/25/19        67        44,377
    Mortgage Capital Trust VI
      9.50%.................. 02/01/18       519       530,740
    Prudential Home Mtge.
      Securities
      6.50%.................. 01/25/00     6,792     6,778,744
    Prudential-Bache CMO
      Trust
      8.40%.................. 03/20/21     3,372     3,510,182
    Resolution Trust Corp.
      8.00%.................. 09/25/21       172       172,894
    Rothschild (L.F.) Mtge.
      Trust
      9.95%.................. 08/01/17     2,108     2,300,495
    Ryland Mtge. Securities
      Corp. [VR]
      8.042%................. 09/25/23       676       692,175
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $45,899,885)..................              46,228,191
                                                  ------------

CORPORATE OBLIGATIONS -- 25.3%
AIRLINES -- 2.2%
    American Airlines Notes
      10.19%................. 05/26/15       250       328,497
    United Air Lines, Inc.
      Notes
      10.36%................. 11/13/12     6,925     8,897,863
      10.36%................. 11/27/12       500       637,200
      10.02%................. 03/22/14     2,000     2,488,460
                                                  ------------
                                                    12,352,020
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.7%
    Ford Motor Credit Corp.
      Notes [VR]
      6.042%................. 09/03/01    10,000     9,999,730
                                                  ------------
ENTERTAINMENT & LEISURE -- 2.5%
    Time Warner, Inc. Notes
      7.45%.................. 02/01/98    13,000    13,016,250
      7.975%................. 08/15/04       262       280,995
      8.11%.................. 08/15/06       525       571,594
      8.18%.................. 08/15/07       525       576,844
                                                  ------------
                                                    14,445,683
                                                  ------------
FINANCIAL-BANK & TRUST -- 2.4%
    First of America Bank
      Notes
      6.00%.................. 10/01/99    13,750    13,732,812
                                                  ------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
FINANCIAL SERVICES -- 6.5%
    Goldman Sachs Notes [VR]
      144A
      6.085%................. 11/24/00   $20,000   $20,000,000
    Salomon, Inc. Notes [VR]
      5.83%.................. 08/04/98    15,000    15,011,998
      6.08%.................. 02/15/99     2,000     2,009,520
                                                  ------------
                                                    37,021,518
                                                  ------------
FOOD -- 1.2%
    RJR Nabisco, Inc. Notes
      8.625%................. 12/01/02     6,500     6,890,000
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.7%
    Imperial Chemical, Inc.
      Notes [VR]
      6.00%.................. 12/05/98    10,000    10,009,620
                                                  ------------
REAL ESTATE -- 0.9%
    Spieker Properties Notes
      6.95%.................. 12/15/02     5,000     5,062,500
                                                  ------------
TELECOMMUNICATIONS -- 1.8%
    TCI Communications, Inc.
      Sr. Notes [VR]
      6.355%................. 09/11/00    10,000    10,017,900
                                                  ------------
UTILITIES -- 4.4%
    Cleveland Electric
      Illumination Corp.
      Notes
      8.75%.................. 11/15/05       100       100,805
    CMS Energy Corp. Sr.
      Notes
      8.125%................. 05/15/02     5,000     5,137,500
    Long Island Lighting
      Corp. Notes
      7.85%.................. 05/15/99     7,000     7,113,750
      8.90%.................. 07/15/19     6,000     6,384,540
    Louisiana Power & Light
      Corp. Notes
      7.74%.................. 07/01/02     6,000     6,210,000
                                                  ------------
                                                    24,946,595
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $142,214,548).................             144,478,378
                                                  ------------

U.S. TREASURY OBLIGATIONS -- 2.4%
U.S. TREASURY BILLS -- 0.5%
      5.02%#................. 02/05/98        60        59,711
      5.16%#................. 02/05/98       485       482,660
      5.17%#................. 02/05/98        35        34,831
      5.14%#................. 03/12/98       115       113,863

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
      5.19%#................. 03/12/98     $ 685     $ 678,225
      5.19%#................. 03/12/98     1,120     1,108,923
      5.18%#................. 04/16/98       590       581,120
      5.31%#................. 04/16/98       165       162,517
                                                  ------------
                                                     3,221,850
                                                  ------------
U.S. TREASURY BONDS -- 1.9%
      6.50%.................. 11/15/26    10,000    10,681,099
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $13,087,194)..................              13,902,949
                                                  ------------

SOVEREIGN ISSUES -- 3.2%
ARGENTINA -- 1.7%
    Republic of Argentina
      [BRB,FRB]
      6.688%................. 03/31/05    10,560     9,452,520
                                                  ------------
MEXICO -- 0.7%
    United Mexican States
      Ser-W-B [BRB] (with
      Value Recover Rights
      Attached)
      6.25%.................. 12/31/19     5,000     4,193,366
                                                  ------------
PHILIPPINES -- 0.8%
    Bangko Sentral
      Philippinas
      8.60%.................. 06/15/27     6,000     4,865,700
                                                  ------------
TOTAL SOVEREIGN ISSUES
  (COST $18,185,098)..................              18,511,586
                                                  ------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)
                                         ---------
FOREIGN BONDS -- 8.7%
CANADA -- 0.7%
    Canadian Government
      4.25%...................  12/01/26     5,158     3,675,036
                                                   -------------
NEW ZEALAND -- 1.1%
    New Zealand Government
      10.00%..................  03/15/02    10,000     6,359,076
                                                   -------------
UNITED KINGDOM -- 6.9%
    United Kingdom Treasury
      7.25%...................  12/07/07    22,500    39,601,759
                                                   -------------
TOTAL FOREIGN BONDS
  (COST $50,663,909)....................              49,635,871
                                                   -------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                               MATURITY    (000)       VALUE
                               --------- --------- -------------
CERTIFICATES OF DEPOSIT -- 9.6%
    Bankers Trust
      5.90%...................  07/07/98 $  20,000 $  19,997,748
    Landesbank Hessen
      Thueringer
      5.93%...................  06/30/98    25,000    25,005,275
    Sanwa Bank New York Ltd.
      6.53%...................  06/22/98    10,000     9,994,324
                                                   -------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $54,986,321)....................              54,997,347
                                                   -------------
COMMERCIAL PAPER -- 20.6%
    Abbott Laboratories
      6.00%...................  01/13/98     3,200     3,193,600
    AT&T Corp.
      5.78%...................  01/16/98    14,200    14,165,802
      5.76%...................  02/12/98       400       397,312
    Canadian Wheat Board
      5.73%...................  02/11/98     3,600     3,576,507
    Dupont, (E.I.) De Nemours
      & Co.
      5.83%...................  01/28/98     4,000     3,982,510
    Ford Motor Credit Corp.
      5.58%...................  01/14/98    19,000    18,962,328
    General Electric Capital
      Corp.
      5.60%...................  01/14/98     3,100     3,093,886
      5.72%...................  01/16/98       900       897,950
      5.60%...................  01/20/98    13,600    13,559,302
    General Motors Acceptance
      Corp.
      5.53%...................  01/15/98    11,300    11,275,688
      5.78%...................  01/28/98       400       398,266
    KFW International
      Financial Corp.
      5.58%...................  01/05/98     1,000       999,380
      5.79%...................  01/28/98    10,000     9,956,575
      5.73%...................  02/06/98     1,300     1,292,791
    National Rural Utility
      Corp.
      5.58%...................  01/08/98     4,700     4,695,068
    New Center Asset Trust
      5.56%...................  01/21/98     8,700     8,673,461
      5.52%...................  01/28/98    10,300    10,257,435
    Procter & Gamble Co.
      5.64%...................  02/10/98     1,100     1,093,107
    Province of Alberta
      5.58%...................  01/09/98     4,000     3,994,800
    Western Australian
      Treasury
      5.66%...................  02/17/98     3,500     3,473,817
                                                   -------------
TOTAL COMMERCIAL PAPER
  (COST $117,938,976)...................             117,939,585
                                                   -------------

                                       SHARES        VALUE
                                     ----------- -------------
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash
      Fund..........................   2,912,640 $   2,912,640
    Temporary Investment Fund.......   2,912,639     2,912,639
                                                  ------------
    (COST $5,825,279)...............                 5,825,279
                                                  ------------
TOTAL INVESTMENTS -- 132.2%
  (COST $750,855,319)...............               756,344,688
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (32.2%).................              (184,244,820)
                                                  ------------
NET ASSETS -- 100.0%................             $ 572,099,868
                                                  ============

Foreign currency exchange contacts outstanding at December 31, 1997:

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS        UNREALIZED
  MONTH        TYPE               DELIVER           FOR          AT VALUE       APPRECIATION
-------------------------------------------------------------------------
01/98          Sell     CAD          48,000      $  79,517      $  78,967         $    550
03/98          Sell     GBP       5,236,000      3,909,797      3,665,974          243,823
                                                 ----------     ----------          ------
                                                 $3,989,314     $3,744,941        $244,373
                                                 ==========     ==========     ===============

# Securities with an aggregate market value of $3,221,850 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                                    NOTIONAL
                                        EXPIRATION   AMOUNT    UNREALIZED
DESCRIPTION                               MONTH      (000)    APPRECIATION
--------------------------------------------------------------------------
U.S. Treasury 5 Year Note..............    03/98      5,000     $  1,562
U.S. Treasury 10 Year Note.............    03/98     53,500       47,188
U.S. Treasury 30 Year Note.............    03/98    104,800      893,594
Eurodollar.............................    03/98     30,000       25,500
                                                                  ------
                                                                $967,844
                                                              ===============

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

Interest rate swap agreements outstanding at December 31, 1997:

                                          NOTIONAL
                              EXPIRATION   AMOUNT    UNREALIZED
DESCRIPTION                     MONTH      (000)    APPRECIATION
----------------------------------------------------------
Receive variable rate
  payments on the three month
  LIBOR-BBA floating rate and
  pay fixed rate payments on
  the then current U.S.
  Treasury 10 Year Note with
  a spread of: 36.25.........    04/02      5,000     $ 22,203
  37.00......................    04/02      3,000       12,370
  36.50......................    04/02      7,500       32,512
  37.00......................    05/02     10,000       41,234
  36.50......................    06/02     12,000       52,019
  35.75......................    06/02      6,000       27,912
                                                    ------------
                                                      $188,250
                                                    ===========

--------------------------------------------------------------------------------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 3.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 72.6%
AEROSPACE -- 3.8%
    AlliedSignal, Inc. ................ 200,000  $  7,787,500
    General Motors Corp. Cl-H .........  20,000       738,750
    Lockheed Martin Corp. .............  20,000     1,970,000
    Northrop Grumman Corp. ............ 100,000    11,500,000
    Raytheon Co. Cl-A .................  15,074       743,346
                                                   ----------
                                                   22,739,596
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 1.1%
    Chrysler Corp. ....................  30,000     1,055,625
    Ford Motor Co. ....................  40,000     1,947,500
    General Motors Corp. ..............  60,000     3,637,500
                                                   ----------
                                                    6,640,625
                                                   ----------
AUTOMOTIVE PARTS -- 0.4%
    Borg Warner Automotive, Inc. ......  50,000     2,600,000
                                                   ----------
BEVERAGES -- 1.7%
    Anheuser-Busch Companies, Inc. .... 140,000     6,160,000
    Coors, (Adolph) Co. Cl-B .......... 130,000     4,322,500
                                                   ----------
                                                   10,482,500
                                                   ----------
CHEMICALS -- 1.5%
    Agrium, Inc. ...................... 250,000     3,046,875
    General Chemical Group, Inc. ......  50,000     1,337,500
    Lawter International, Inc. ........ 100,000     1,087,500
    Olin Corp. ........................  80,000     3,750,000
                                                   ----------
                                                    9,221,875
                                                   ----------
COMPUTER HARDWARE -- 2.2%
    Hewlett-Packard Co. ...............  50,000     3,125,000
    International Business
      Machines Corp. ..................  94,000     9,828,875
                                                   ----------
                                                   12,953,875
                                                   ----------
CONGLOMERATES -- 0.3%
    Tenneco, Inc. .....................  50,000     1,975,000
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 0.5%
    Colgate-Palmolive Co. .............  20,000     1,470,000
    Procter & Gamble Co. ..............  20,000     1,596,250
                                                   ----------
                                                    3,066,250
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.2%
    Emerson Electric Co. .............. 100,000     5,643,750
    General Electric Co. .............. 150,000    11,006,250
    Honeywell, Inc. ...................  40,000     2,740,000
    Sundstrand Corp. .................. 100,000     5,037,500
    Tandy Corp. ....................... 260,000    10,026,250
    Texas Instruments, Inc. ...........  60,000     2,700,000
                                                   ----------
                                                   37,153,750
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.6%
    Allied Waste Industries, Inc.* .... 152,000     3,543,500
                                                   ----------
FINANCIAL-BANK & TRUST -- 4.3%
    Bank of New York Co., Inc. ........ 100,000     5,781,250
    Charter One Financial, Inc. ....... 100,000     6,312,500
    Fleet Financial Group, Inc. ....... 100,000     7,493,750
    Mellon Bank Corp. ................. 100,000     6,062,500
                                                   ----------
                                                   25,650,000
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
FINANCIAL SERVICES -- 3.2%
    Ahmanson, (H.F.) & Co. ............ 120,000  $  8,032,500
    Associates First Capital Corp. ....  80,000     5,690,000
    Morgan Stanley, Dean Witter,
      Discover & Co. ..................  95,000     5,616,875
                                                   ----------
                                                   19,339,375
                                                   ----------
FOOD -- 4.8%
    General Mills, Inc. ...............  70,000     5,013,750
    Heinz, (H.J.) Co. .................  93,000     4,725,562
    Kellogg Co. ....................... 140,000     6,947,500
    Quaker Oats Co. ................... 100,000     5,275,000
    Ralston Purina Group ..............  75,000     6,970,312
                                                   ----------
                                                   28,932,124
                                                   ----------
HEALTHCARE SERVICES -- 0.7%
    Tenet Healthcare Corp.* ........... 120,000     3,975,000
                                                   ----------
HOTELS & MOTELS -- 2.3%
    Hilton Hotels Corp. ............... 300,000     8,925,000
    Patriot American Hospitality,
      Inc. ............................ 160,002     4,610,058
                                                   ----------
                                                   13,535,058
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.4%
    Albany International Corp. Cl-A ... 100,000     2,300,000
                                                   ----------
INSURANCE -- 5.3%
    Allmerica Financial Corp. ......... 131,363     6,559,940
    Chubb Corp. ....................... 100,000     7,562,500
    Lincoln National Corp. ............  80,000     6,250,000
    Ohio Casualty Corp. ............... 100,000     4,462,500
    Travelers Property Casualty
      Corp. Cl-A ...................... 167,500     7,370,000
                                                   ----------
                                                   32,204,940
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Becton Dickinson & Co. ............  60,000     3,000,000
                                                   ----------
METALS & MINING -- 0.5%
    Newmont Mining Corp. .............. 100,994     2,966,699
                                                   ----------
OIL & GAS -- 8.7%
    Apache Corp. ...................... 100,000     3,506,250
    Atlantic Richfield Co. ............  60,000     4,807,500
    Baker Hughes, Inc. ................ 100,000     4,362,500
    Chevron Corp. .....................  70,000     5,390,000
    EEX Corp.* ........................ 380,500     3,448,281
    Enron Oil & Gas Co. ............... 100,000     2,118,750
    Exxon Corp. ....................... 100,000     6,118,750
    Mobil Corp. .......................  24,000     1,732,500
    Phillips Petroleum Co. ............ 100,000     4,862,500
    Royal Dutch Petroleum Co. .........  60,000     3,251,250
    Schlumberger Ltd. .................  42,000     3,381,000
    Sonat, Inc. .......................  85,000     3,888,750
    Union Pacific Resources Group,
      Inc. ............................ 121,173     2,938,445
    USX-Marathon Group ................  80,000     2,700,000
                                                   ----------
                                                   52,506,476
                                                   ----------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
PAPER & FOREST PRODUCTS -- 0.6%
    Fort James Corp. .................. 100,000  $  3,825,000
                                                   ----------
PERSONAL SERVICES -- 0.9%
    Galileo International, Inc. .......  99,000     2,734,875
    Service Corp. International .......  72,000     2,659,500
                                                   ----------
                                                    5,394,375
                                                   ----------
PHARMACEUTICALS -- 5.1%
    Abbott Laboratories ............... 100,000     6,556,250
    American Home Products Corp. ......  60,000     4,590,000
    Merck & Co., Inc. .................  80,000     8,500,000
    Novo Nordisk AS [ADR] .............  20,000     1,447,500
    Pfizer, Inc. ......................  30,000     2,236,875
    Smithkline Beecham PLC [ADR] ......  70,000     3,600,625
    Warner-Lambert Co. ................  30,000     3,720,000
                                                   ----------
                                                   30,651,250
                                                   ----------
RAILROADS -- 2.6%
    Kansas City Southern Industries,
      Inc. ............................ 350,000    11,112,500
    Norfolk Southern Corp. ............ 150,000     4,621,875
                                                   ----------
                                                   15,734,375
                                                   ----------
REAL ESTATE -- 0.2%
    Kilroy Realty Corp. [REIT] ........  50,000     1,437,500
                                                   ----------
RETAIL & MERCHANDISING -- 3.1%
    Dayton-Hudson Corp. ...............  80,000     5,400,000
    Dollar General Corp. ..............  31,250     1,132,812
    Federated Department Stores,
      Inc.* ........................... 100,000     4,306,250
    May Department Stores Co. .........  70,000     3,688,125
    Penney, (J.C.) Co., Inc. ..........  70,000     4,221,875
                                                   ----------
                                                   18,749,062
                                                   ----------
SEMI-CONDUCTORS -- 2.1%
    Analog Devices, Inc.* ............. 300,000     8,306,250
    Motorola, Inc. ....................  75,000     4,279,688
                                                   ----------
                                                   12,585,938
                                                   ----------
TELECOMMUNICATIONS -- 7.7%
    Ameritech Corp. ...................  50,000     4,025,000
    AT&T Corp. ........................  60,000     3,675,000
    Bell Atlantic Corp. ............... 108,400     9,864,400
    BellSouth Corp. ...................  80,000     4,505,000
    GTE Corp. ......................... 100,000     5,225,000
    SBC Communications, Inc. ..........  90,000     6,592,500
    Sprint Corp. ......................  12,700       744,538
    Teleport Communications Group, Inc.
      Cl-A* ...........................  99,600     5,465,550
    U.S. West Communications Group .... 140,000     6,317,500
                                                   ----------
                                                   46,414,488
                                                   ----------
UTILITIES -- 1.3%
    Endesa SA [ADR] ................... 300,000     5,456,250
    IES Industries, Inc. ..............  60,000     2,208,750
                                                   ----------
                                                    7,665,000
                                                   ----------
TOTAL COMMON STOCK
  (COST $345,121,687)..................           437,243,631
                                                   ----------
PREFERRED STOCK -- 0.1%
  METALS & MINING
    Amax Gold, Inc. $3.75 Cl-B
    (COST $996,575) ...................  20,000       720,000
                                                   ----------

                                          PAR
                            MATURITY     (000)
                            -------      -----
CORPORATE OBLIGATIONS -- 18.9%
BROADCASTING -- 0.8%
    Allbritton Communica-
      tions Co. Sr. Sub.
      Debs.
      9.75%................ 11/30/07       $ 1,500     1,537,500
    Chancellor Media Corp.
      Sr. Sub. Notes 144A
      8.125%............... 12/15/07         2,000     1,965,000
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%............... 05/15/06         1,000     1,097,500
                                                    ------------
                                                       4,600,000
                                                    ------------
BUILDING MATERIALS -- 0.3%
    USG Corp. Sr. Notes
      8.50%................ 08/01/05         1,500     1,616,250
                                                    ------------
COMPUTER HARDWARE -- 0.5%
    International Business
      Machine Corp. Debs.
      6.22%................ 08/01/27         2,950     2,994,250
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Unisys Corp. Sr. Notes
      12.00%............... 04/15/03         1,000     1,132,500
                                                    ------------
CONTAINERS & PACKAGING -- 0.3%
    Gaylord Container Corp.
      Sr. Sub. Debs.
      12.75%............... 05/15/05         2,000     2,145,000
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Wyman-Gordon Co. Sr.
      Notes
      8.00%................ 12/15/07         2,000     2,027,500
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Fox Kids Worldwide,
      Inc. Sr. Notes 144A
      9.25%................ 11/01/07         1,000       970,000
    GCI, Inc. Sr. Notes
      9.75%................ 08/01/07         1,000     1,040,000
    Horseshoe Gaming L.L.C.
      Sr. Notes
      12.75%............... 09/30/00         1,350     1,491,750
    Time Warner
      Entertainment Co.
      L.P. Debs.
      8.375%............... 03/15/23         1,000     1,136,250
    Time Warner, Inc. Notes
      6.85%................ 01/15/03         1,000     1,033,750
                                                    ------------
                                                       5,671,750
                                                    ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                            MATURITY     (000)         VALUE
                            -------      -----          ----
FINANCIAL-BANK & TRUST -- 0.3%
    Dime Bancorp, Inc. Sr.
      Notes
      10.50%............... 11/15/05       $ 2,000   $ 2,157,500
                                                    ------------
FINANCIAL SERVICES -- 1.8%
    CEI Citicorp Holdings
      S.A. 144A
      9.75%................ 02/14/07         2,000     1,915,000
    Donaldson Lufkin &
      Jenrette, Inc. Notes
      5.625%............... 02/15/16         1,000       986,250
    DQU II Funding Corp.
      Debs.
      8.70%................ 06/01/16         2,000     2,270,000
    General Motors
      Acceptance Corp. Notes
      6.70%................ 04/25/01         1,000     1,015,000
    Lehman Brothers
      Holdings, Inc. Sr. Notes
      8.80%................ 03/01/15         1,850     2,183,000
    Spieker Properties,
      Inc. Notes
      7.35%................ 12/01/17         2,500     2,521,875
                                                    ------------
                                                      10,891,125
                                                    ------------
HEALTHCARE SERVICES -- 0.2%
    FHP International Corp.
      Sr. Notes
      7.00%................ 09/15/03         1,000     1,010,000
                                                    ------------
INSURANCE -- 0.8%
    Equitable Companies,
      Inc. Sr. Notes
      9.00%................ 12/15/04         4,035     4,599,900
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Agco Corp. Sr. Sub.
      Notes
      8.50%................ 03/15/06         1,000     1,027,500
                                                    ------------
METALS & MINING -- 0.7%
    Centaur Mining &
      Exploration Ltd. 144A
      11.00%............... 12/01/07         2,000     2,035,000
    Glencore Nickel Ltd.
      144A
      9.00%................ 12/01/14         2,000     1,995,000
                                                    ------------
                                                       4,030,000
                                                    ------------
                                          PAR
                            MATURITY     (000)         VALUE
                            -------      -----          ----
OIL & GAS -- 1.7%
    Belco Oil & Gas Corp.
      Sr. Sub. Notes
      8.875%............... 09/15/07       $ 1,500   $ 1,515,000
    Cliffs Drilling Co.
      Cl-B
      10.25%............... 05/15/03         1,000     1,093,750
    Navigator Gas Transport
      Notes 144A
      10.50%............... 06/30/07         1,000     1,065,000
    Noram Energy Corp.
      Sub. Deb. [CVT]
      6.00%................ 03/15/12           339       319,508
    Pacific Gas & Electric
      First Mtge.
      7.25%................ 08/01/26         1,500     1,515,000
    Sun Co., Inc. Debs.
      9.375%............... 06/01/16         2,000     2,347,500
    VERITAS Holdings Sr.
      Notes
      9.625%............... 12/15/03         2,000     2,145,000
                                                    ------------
                                                      10,000,758
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.4%
    Quno Corp. Sr. Notes
      9.125%............... 05/15/05         2,150     2,375,750
                                                    ------------
PHARMACEUTICALS -- 0.4%
    McKesson Corp. Sub.
      Debs.
      4.50%................ 03/01/04         2,875     2,601,875
                                                    ------------
PRINTING &
  PUBLISHING -- 0.3%
    Affiliated Newspaper
      Investments, Inc.
      Sr. Disc. Notes [STEP]
      10.882%.............. 07/01/06         2,000     1,900,000
                                                    ------------
REAL ESTATE -- 0.2%
    Saul, (B.F.)
      Sr. Notes [REIT]
      11.625%.............. 04/01/02         1,000     1,070,000
                                                    ------------
TELECOMMUNICATIONS -- 2.9%
    CF Cable TV, Inc. Sr.
      Notes
      11.625%.............. 02/15/05         2,000     2,302,500
    Commnet Cellular, Inc.
      Sub. Notes
      11.25%............... 07/01/05         1,000     1,152,500
    Frontier Corp.
      Notes
      7.25%................ 05/15/04         2,000     2,090,000

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                            MATURITY     (000)         VALUE
                            -------      -----          ----
    Intermedia Communication
      Sr. Notes 144A
      8.50%................ 01/15/08       $ 2,000   $ 2,005,000
    Nextel Communications,
      Inc. Sr. Disc. Notes
      144A
      10.153%.............. 10/31/07         4,000     2,440,000
    Nextlink Communications, Inc.
      Sr. Notes
      9.625%............... 10/01/07         2,000     2,060,000
    NTL, Inc. Sr. Notes
      10.00%............... 02/15/07         1,000     1,062,500
    PriCellular Wireless
      Corp.
      Sr. Disc. Notes
      14.00%............... 11/15/01         1,345     1,501,356
      9.559%............... 10/01/03         2,000     2,060,000
    U.S. West Capital
      Funding Notes
      7.30%................ 01/15/07         1,000     1,032,500
                                                    ------------
                                                      17,706,356
                                                    ------------
UTILITIES -- 5.7%
    Boston Edison Co. Debs.
      7.80%................ 05/15/10         1,000     1,084,806
      7.80%................ 03/15/23         1,640     1,701,500
    Carolina Power & Light
      First Mtge.
      8.625%............... 09/15/21         1,000     1,230,160
      6.875%............... 08/15/23         1,000       988,750
    Cleveland Electric
      Illumination Co.
      First Mtge. Cl-B
      9.50%................ 05/15/05         3,000     3,348,750
    Detroit Edison
      Medium-Term Notes
      8.30%................ 08/01/22         1,000     1,098,750
    Jersey Central Power &
      Light Co. First Mtge.
      7.50%................ 05/01/23         1,500     1,539,375
      6.75%................ 11/01/25         1,000       961,250
    Long Island Lighting
      Co. Debs.
      8.20%................ 03/15/23         3,500     3,788,750
      9.00%................ 11/01/22         1,000     1,113,750
    Metropolitan Edison Co.
      Notes
      8.15%................ 01/30/23         2,975     3,252,127
                                          PAR
                            MATURITY     (000)         VALUE
                            -------      -----          ----
    New York State Electric
      & Gas Notes
      8.30%................ 12/15/22       $ 1,400   $ 1,505,000
    Pacific Gas & Electric
      First Mtge.
      8.25%................ 11/01/22         2,740     3,024,275
    PECO Energy First Mtge.
      7.25%................ 11/01/24         2,000     2,007,500
    Penn Power and Light
      First Mtge.
      7.875%............... 02/01/23         1,000     1,073,750
    Potomac Electric Power
      First Mtge.
      6.25%................ 10/15/04         1,900     1,919,000
    PSI Energy, Inc. Debs.
      6.35%................ 11/15/00         1,500     1,503,750
    South Carolina Electric
      & Gas Co. Mtge.
      8.875%............... 08/15/21         2,000     2,215,000
    Utilicorp United, Inc.
      Sr. Notes
      9.00%................ 11/15/21         1,000     1,097,500
                                                    ------------
                                                      34,453,743
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $111,540,457)......                          114,011,757
                                                    ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.1%
    Federal Home Loan Mtge.
      Corp.
      6.50%................ 09/01/11        13,800    13,834,769
      6.50%................ 01/01/12         4,691     4,703,535
                                                    ------------
    (COST $18,094,307)..............                  18,538,304
                                                    ------------

COMMERCIAL PAPER -- 5.0%
    American Express Credit
      Corp.
      5.76%................ 01/08/98        10,000    10,000,000
    CIGNA Corp.
      6.06%................ 01/06/98        10,000    10,000,000
    Ford Motor Credit Corp.
      6.11%................ 01/02/98        10,000    10,000,000
                                                    ------------
TOTAL COMMERCIAL PAPER
  (COST $30,000,000).......                           30,000,000
                                                    ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                      ------------  ------------

SHORT-TERM INVESTMENTS -- 2.0%
    Temporary Investment Cash
      Fund..........................     6,086,602   $ 6,086,602
    Temporary Investment Fund.......     6,086,601     6,086,601
                                                     -----------
    (COST $12,173,203).....                           12,173,203
                                                     -----------
TOTAL INVESTMENTS -- 101.7%
  (COST $517,926,229)......                          612,686,895
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.7%)..................                 (10,582,061)
                                                    ------------
NET ASSETS -- 100.0%................                $602,104,834
                                                    ============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 2.4% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 87.1%
AEROSPACE -- 0.9%
    REMEC, Inc.* ...................... 114,825  $  2,583,562
                                                   ----------
AUTOMOTIVE PARTS -- 0.8%
    OEA, Inc. .........................  46,400     1,342,700
    United Rentals, Inc.* .............  51,900     1,002,319
                                                   ----------
                                                    2,345,019
                                                   ----------
BUILDING MATERIALS -- 0.5%
    NS Group, Inc.* ...................  76,600     1,311,775
                                                   ----------
BUSINESS SERVICES -- 2.0%
    Concord EFS, Inc.* ................  94,550     2,351,931
    Paraxel International Corp.* ......  90,250     3,339,250
                                                   ----------
                                                    5,691,181
                                                   ----------
CHEMICALS -- 1.2%
    Crompton & Knowles Corp. ..........  60,925     1,614,512
    O.M. Group, Inc. ..................  48,575     1,779,059
                                                   ----------
                                                    3,393,571
                                                   ----------
CLOTHING & APPAREL -- 1.5%
    The Men's Wearhouse, Inc.* ........  65,775     2,285,681
    Warnaco Group, Inc. Cl-A ..........  61,200     1,920,150
                                                   ----------
                                                    4,205,831
                                                   ----------
COMPUTER HARDWARE -- 1.4%
    Insight Enterprises, Inc.* ........ 105,337     3,871,135
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 15.6%
    Aspen Technologies, Inc. ..........  79,925     2,737,431
    Avant! Corp.* .....................  38,400       643,200
    CDW Computers Centers, Inc.* ......  78,275     4,080,084
    Checkfree Corp.* ..................  84,325     2,276,775
    Documentum, Inc.* ................. 108,075     4,552,659
    Electronic Arts, Inc.* ............  33,875     1,280,898
    Geoworks Corp.* ................... 238,900     2,299,412
    Harbinger Corp.* ..................  89,850     2,527,031
    HNC Software, Inc.* ............... 109,300     4,699,900
    Keane, Inc.* ......................  59,000     2,396,875
    Mastech Corp.* .................... 103,100     3,273,425
    MMC Networks, Inc.* ...............  36,775       625,175
    Radisys Corp.* ....................  60,250     2,244,312
    SanDisk Corp.* ....................  82,225     1,670,195
    Security Dynamics Technologies,
      Inc.* ...........................  37,550     1,342,412
    SIPEX Corp.* ......................  52,975     1,602,494
    Sterling Commerce, Inc.* ..........  34,525     1,327,055
    Summit Design, Inc.* .............. 126,150     1,308,806
    Transaction Systems Architects,
      Inc.* ...........................  64,925     2,467,150
                                                   ----------
                                                   43,355,289
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 8.4%
    800-JR CIGAR, Inc.* ...............  51,625     1,290,625
    Action Performance Companies,
      Inc.* ...........................  33,425     1,265,972
    Helen of Troy Ltd.* ............... 284,225     4,583,128
    Pre-Paid Legal Services, Inc.* .... 109,250     3,734,984
    Rexall Sundown, Inc.* ............. 102,900     3,106,294
    Samsonite Corp.* ..................  69,300     2,191,612
    Vestcom International, Inc.* ......  76,450     1,710,569

                                        SHARES      VALUE
                                        -------  ------------
    Windmere -- Durable Holdings,
      Inc. ............................  25,000  $    564,062
    Wolverine World Wide, Inc. ........ 220,630     4,991,754
                                                   ----------
                                                   23,439,000
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    Berg Electronics Corp.* ........... 143,800     3,271,450
    Brooks Automation, Inc.* ..........  72,825     1,338,159
    Powerwave Technologies, Inc.* .....  35,425       595,601
    PRI Automation, Inc.* .............  74,250     2,143,969
    Sanmina Corp.* ....................  47,800     3,238,450
    Sawtek, Inc.* .....................  54,500     1,437,437
    Zebra Technologies Corp. Cl-A* ....  72,500     2,156,875
                                                   ----------
                                                   14,181,941
                                                   ----------
ENERGY SERVICES -- 0.2%
    Metzler Group, Inc.* ..............  15,325       614,916
                                                   ----------
ENTERTAINMENT & LEISURE -- 3.2%
    Midway Games, Inc.* ...............  68,900     1,253,119
    Signature Resorts, Inc.* .......... 124,075     2,714,141
    Silverleaf Resorts, Inc.* ......... 132,025     3,234,612
    Vistana, Inc.* ....................  70,400     1,619,200
                                                   ----------
                                                    8,821,072
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.8%
    USA Waste Services, Inc.* .........  58,739     2,305,506
                                                   ----------
EQUIPMENT SERVICES -- 0.8%
    Rental Service Corp.* .............  93,950     2,307,647
                                                   ----------
FINANCIAL-BANK & TRUST -- 0.5%
    Banco Latinoamericano de
      Exportaciones SA Cl-E ...........  34,000     1,406,750
                                                   ----------
FINANCIAL SERVICES -- 0.5%
    Affiliated Managers Group,
      Inc.* ...........................  46,975     1,362,275
                                                   ----------
FOOD -- 2.0%
    JP Foodservice, Inc.* ............. 149,425     5,519,386
                                                   ----------
HEALTHCARE SERVICES -- 7.9%
    Access Health, Inc.* ..............  45,400     1,333,625
    Advance Paradigm, Inc.* ...........  49,525     1,572,419
    Capital Senior Living Corp.* ...... 202,550     2,114,116
    Coram Healthcare Corp.* ...........   2,152         7,263
    Envoy Corp.* ......................   9,150       266,494
    FPA Medical Management, Inc.* ..... 125,475     2,336,972
    Heartport, Inc.* ..................  63,850     3,264,331
    Medical Manager Corp.* ............ 130,975     2,357,550
    National Data Corp. ...............  30,000     1,083,750
    NCS Healthcare, Inc. Cl-A* ........  53,000     1,397,875
    Orthodontic Centers of America,
      Inc.* ........................... 145,150     2,413,119
    Simione Central Holdings, Inc. .... 123,075     1,107,675
    Sunrise Assisted Living, Inc.* ....  65,125     2,808,516
                                                   ----------
                                                   22,063,705
                                                   ----------
HOTELS & MOTELS -- 1.5%
    Capstar Hotel Co.* ................  81,900     2,810,194
    Promus Hotel Corp.* ...............  35,500     1,491,000
                                                   ----------
                                                    4,301,194
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.8%
    Harsco Corp. ......................  52,500     2,264,062
                                                   ----------

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
INSURANCE -- 2.4%
    Executive Risk, Inc. ..............  42,150  $  2,942,597
    Reliastar Financial Corp. .........  90,000     3,706,875
                                                   ----------
                                                    6,649,472
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 5.5%
    Covance, Inc.* ....................  85,075     1,690,866
    ESC Medical Systems Ltd.* .........  81,600     3,162,000
    HBO & Co. ......................... 102,645     4,926,960
    Ocular Sciences, Inc.* ............  59,775     1,569,094
    Schein, (Henry), Inc.* ............  70,525     2,468,375
    Transition Systems, Inc.* .........  68,750     1,521,094
                                                   ----------
                                                   15,338,389
                                                   ----------
METALS & MINING -- 0.3%
    IMCO Recycling, Inc. ..............  55,350       889,059
                                                   ----------
OFFICE EQUIPMENT -- 1.6%
    U.S. Office Products Co.* ......... 229,500     4,503,937
                                                   ----------
OIL & GAS -- 2.4%
    Offshore Logistics, Inc.* ......... 209,000     4,467,375
    Patterson Energy, Inc.* ...........   6,375       246,633
    UTI Energy Corp.* .................  79,250     2,050,594
                                                   ----------
                                                    6,764,602
                                                   ----------
PERSONAL SERVICES -- 0.9%
    Sylvan Learning Systems, Inc.* ....  67,500     2,632,500
                                                   ----------
PHARMACEUTICALS -- 2.5%
    Scherer, (R.P.) Corp.* ............  21,050     1,284,050
    Watson Pharmaceuticals, Inc.* ..... 174,425     5,657,911
                                                   ----------
                                                    6,941,961
                                                   ----------
PRINTING & PUBLISHING -- 0.9%
    Mail-Well, Inc.* ..................  62,950     2,549,475
                                                   ----------
REAL ESTATE -- 2.2%
    Fairfield Communities, Inc.* ...... 138,887     6,128,389
                                                   ----------
RESTAURANTS -- 1.5%
    CKE Restaurants, Inc. .............  98,500     4,149,312
                                                   ----------
RETAIL & MERCHANDISING -- 3.0%
    Meyer, (Fred), Inc.* ..............  60,000     2,182,500
    Proffitt's, Inc.* ................. 117,100     3,330,031
    Stage Stores, Inc.* ...............  73,125     2,733,047
                                                   ----------
                                                    8,245,578
                                                   ----------
SEMICONDUCTORS -- 0.7%
    Speedfam International, Inc.* .....  36,925       978,513
    Vitesse Semiconductor, Inc.* ......  23,562       889,466
                                                   ----------
                                                    1,867,979
                                                   ----------
TELECOMMUNICATIONS -- 7.3%
    Cellular Communications
      International, Inc.* ............  45,900     2,145,825
    Digital Microwave Corp.* ..........  98,500     1,428,250
    Echostar Communications Corp.* ....  53,450       895,288
    Genesys Telecommuncations
      Laboratories, Inc.* .............  40,025     1,275,797
                                        SHARES      VALUE
                                        -------  ------------
    Intelect Communications, Inc.* .... 119,450  $    612,181
    Nextlink Communications, Inc.
      C1-A* ...........................  52,675     1,122,636
    P-Com, Inc.* ......................  89,600     1,545,600
    Pacific Gateway Exchange, Inc.* ...  32,500     1,748,906
    Periphonics Corp.* ................ 100,575       880,031
    Premiere Technologies, Inc.* ...... 147,475     4,073,997
    Smartalk Teleservices, Inc.* ......  98,250     2,235,188
    Westell Technologies, Inc.
      Cl-A* ........................... 181,300     2,311,575
                                                   ----------
                                                   20,275,274
                                                   ----------
TOTAL COMMON STOCK
  (COST $202,679,911)..................           242,280,744
                                                   ----------
FOREIGN STOCK -- 2.7%
BROADCASTING -- 0.5%
    Flextech PLC -- (GBP)* ............ 167,000     1,448,112
                                                   ----------
BUILDING MATERIALS -- 0.6%
    Hunter Douglas NV -- (NLG) ........  42,037     1,472,269
                                                   ----------
RESTAURANTS -- 0.9%
    Wetherspoon, (J.D.)
      PLC -- (GBP) .................... 447,665     2,467,590
                                                   ----------
TRANSPORTATION -- 0.8%
    IHC Caland NV -- (NLG) ............  40,000     2,075,739
                                                   ----------
TOTAL FOREIGN STOCK
  (COST $4,779,865)....................             7,463,710
                                                   ----------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund ....      58            58
    Temporary Investment Fund .........      57            57
                                                   ----------
    (COST $115)........................                   115
                                                   ----------

                                          PAR
                             MATURITY    (000)
                             ---------  -------
COMMERCIAL PAPER -- 10.5%
    American Express Credit
      Corp.
      6.00%................  01/06/98   $10,973     10,963,856
    Associates Corp. of
      North America
      6.00%................  01/02/98    10,509     10,507,249
    Ciesco L.P.
      5.90%................  01/05/98     7,693      7,687,957
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $29,159,062)..................              29,159,062
                                                   -----------
TOTAL INVESTMENTS -- 100.2%
  (COST $236,618,952).................             278,903,631
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2%)....................                (645,477)
                                                  ------------
NET ASSETS -- 100.0%..................            $278,258,154
                                                  ============

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
* Non-income producing securities.
Definitions of abbreviations are included following the Schedules of Investments.
See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
FOREIGN STOCK -- 94.5%
ARGENTINA -- 1.1%
    Banco de Galicia y Buenos Aires
      SA de C.V. [ADR] ..............     14,268  $    367,401
    Banco Frances del Rio de la Plata
      SA [ADR] ......................     16,411       449,251
    Perez Companc SA ................    138,525       989,247
    Telefonica de Argentina SA Cl-B
      [ADR] .........................     29,080     1,083,230
    YPF SA [ADR] ....................     58,307     1,993,371
                                                    ----------
                                                     4,882,500
                                                    ----------
AUSTRALIA -- 2.2%
    Australia & New Zealand Banking
      Group Ltd. ....................     54,000       356,772
    Australian Gas Light Co. Ltd. ...    125,945       878,060
    Brambles Industries Ltd. ........     13,000       257,923
    Broken Hill Proprietary Co.
      Ltd. ..........................     93,549       868,587
    Commonwealth Bank of
      Australia .....................     94,461     1,083,240
    Fosters Brewing Group Ltd. ......    242,000       460,424
    FXF Trust* ......................    116,300        19,702
    John Fairfax Holdings Ltd. ......    201,000       419,088
    Lend Lease Corp. Ltd. ...........     32,854       642,198
    National Australia Bank Ltd. ....     36,185       505,255
    News Corp. Ltd. .................    158,593       875,240
    News Corp. Ltd. Pfd. ............     56,839       281,240
    Publishing & Broadcasting
      Ltd. ..........................    116,300       515,286
    Sydney Harbour Casino Holdings
      Ltd.* .........................    339,000       321,382
    Tabcorp Holdings Ltd. ...........     99,000       464,437
    Telstra Corp. Ltd.* .............    298,000       629,102
    Westpac Banking Corp. Ltd. ......     97,000       620,391
    WMC Ltd. ........................     80,377       280,185
    Woodside Petroleum Ltd. .........     86,000       606,297
                                                    ----------
                                                    10,084,809
                                                    ----------
BELGIUM -- 1.3%
    Credit Communal Holding Dexia
      SA ............................      3,940       529,057
    Generale de Banque SA ...........      3,274     1,424,923
    Generale de Banque SA -
      Strip* ........................        214            58
    Kredietbank NV ..................      8,790     3,689,200
    UCB SA ..........................        101       333,396
                                                    ----------
                                                     5,976,634
                                                    ----------
BRAZIL -- 3.2%
    Banco Bradesco SA ............... 73,235,000       721,837
    Banco Bradesco SA Rights* .......  3,131,162        11,223
    Banco Itau SA ...................    710,000       381,714
    Brasmotor SA Pfd. ...............    906,000        89,299
    Centrais Electrobras SA [ADR] ...      3,628        90,210
    Centrais Eletricas Brasileiras
      SA- Electrobras ............... 16,860,000       838,453
    Cesp-Cia Energetica de Sao Paolo
      [ADR]* ........................      5,020        90,410
    Companhia Cervejaria Brahma .....    834,000       560,474
    Companhia Cimento Portland
      Itau ..........................    865,000       166,641
    Companhia de Tecidos Norte de
      Minas .........................    619,000       221,860

                                        SHARES       VALUE
                                      ----------  ------------
    Companhia Energetica de Minas
      Gerais ........................ 11,846,000  $    514,697
    Companhia Energetica de Minas
      Geras [ADR] ...................     19,868       863,245
    Lojas Americanas SA* ............  7,826,000        36,465
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [GDR] ..................      5,160        99,975
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [ADR] ..................     16,260       315,038
    Petroleo Brasileiro
      SA-Petrobras ..................  4,889,508     1,143,493
    White Martins SA ................     84,000       122,686
    Telebras SA [ADR] ...............     52,707     6,137,071
    Telecomunicacoes de Minas Gerais-
      Telemig Cl-B ..................  1,935,000       244,471
    Telecomunicacoes de Sao Paulo
      SA ............................  4,292,000     1,142,167
    Telecomunicacoes do Rio de
      Janeiro SA ....................  2,013,000       209,233
    Usinas Siderurgicas de Minas
      Gerais SA .....................     58,000       343,005
    Usinas Siderurgicas de Minas
      Gerais SA [ADR] ...............     61,345       362,794
                                                    ----------
                                                    14,706,461
                                                    ----------
CANADA -- 0.3%
    Alcan Aluminium Ltd. ............     30,470       843,183
    Royal Bank of Canada ............     10,980       580,067
                                                    ----------
                                                     1,423,250
                                                    ----------
CHILE -- 0.4%
    Chilectra Metropolitana SA [ADR]
      144A ..........................     14,905       380,704
    Chilgener SA [ADR] ..............      8,472       207,564
    Compania Cervecerias Unidas SA
      [ADR] .........................      7,712       226,540
    Empresa Nacional de Electridad SA
      [ADR] .........................     18,526       327,679
    Enersis SA [ADR] ................     12,553       364,037
    Genesis Chile Fund ** ...........      9,350       359,975
    Santa Isabel SA [ADR] ...........      8,017       140,298
                                                    ----------
                                                     2,006,797
                                                    ----------
CHINA -- 0.3%
    Huaneng Power International, Inc.
      [ADR]* ........................     51,000     1,182,563
                                                    ----------
CZECH REPUBLIC -- 0.0%
    SPT Telecom AS* .................      1,360       145,130
                                                    ----------
DENMARK -- 0.3%
    Den Danske Bank .................      6,380       850,703
    Tele Danmark AS Cl-B ............      2,030       126,000
    Unidanmark AS Cl-A ..............      6,110       448,844
                                                    ----------
                                                     1,425,547
                                                    ----------
FINLAND -- 0.3%
    Nokia AB Cl-A ...................     17,254     1,226,209
                                                    ----------
FRANCE -- 8.3%
    Accor SA ........................      2,920       543,144
    Alcatel Alsthom .................     12,992     1,652,113

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    Assurances Generales de
      France ........................      7,533  $    399,323
    AXA SA ..........................     16,162     1,251,133
    Canal Plus ......................      3,880       721,712
    Carrefour Supermarche SA ........      1,669       871,141
    Compagnie de Saint-Gobain .......     11,740     1,668,540
    Compagnie Generale des Eaux .....     47,970     6,698,095
    Credit Commercial de France .....     10,560       724,086
    Credit Local de France ..........      3,095       358,588
    Dexia France ....................      7,128       825,853
    Groupe Danone ...................      5,700     1,018,558
    GTM Entrepose SA ................      4,510       303,622
    Guilbert SA .....................      5,003       713,543
    Havas SA ........................      2,940       211,611
    L'Oreal .........................      1,607       629,085
    Lapeyre SA ......................     10,315       568,401
    Legrand SA ......................      3,823       761,949
    Louis Vuitton Moet Hennessy .....      1,873       311,032
    Pathe SA ........................      2,331       452,572
    Pinault-Printemps Redoute SA ....      7,441     3,971,677
    Sanofi SA .......................     19,997     2,227,111
    Schneider SA ....................     35,098     1,906,631
    Societe Generale ................      7,336       999,943
    Societe Nationale Elf Aquitaine
      SA ............................     14,280     1,661,608
    Societe Television Francaise ....     11,080     1,132,706
    Sodexho Alliance SA (New)* ......        282       147,425
    Sodexho SA ......................      2,543     1,362,414
    Total SA Cl-B ...................     39,864     4,340,347
                                                    ----------
                                                    38,433,963
                                                    ----------
GERMANY -- 5.5%
    Allianz AG ......................      9,480     2,446,397
    Bayer AG ........................     43,195     1,603,561
    Bayerische Hypotheken-und
      Wechsel-Bank AG ...............     29,712     1,441,777
    Bayerische Vereinsbank AG .......     25,045     1,615,771
    Bilfinger & Berger Bau AG .......     10,700       338,013
    Buderus AG ......................        807       362,199
    Commerzbank AG ..................     15,850       617,061
    Deutsche Bank AG ................     37,964     2,656,154
    Deutsche Telekom AG .............     46,401       859,354
    Dresdner Bank AG ................     12,380       563,216
    Dresdner Bank AG Warrants* ......     27,736       493,622
    Fielmann AG Pfd. ................      5,723       132,887
    Fresenius AG Pfd. ...............      2,660       483,760
    Gehe AG .........................     44,961     2,275,506
    Hoechst AG ......................     12,980       449,742
    Hornbach Baumarkt AG ............      1,300        37,235
    Hornbach Holdings AG Pfd. .......      5,870       406,451
    Krones AG Hermann Kronseder
      Maschinenfabrik Pfd. ..........        456       142,021
    Mannesmann AG ...................      1,880       944,161
    Rhoen-Klinikum AG ...............      8,250       807,546
    SAP AG ..........................      5,980     1,814,248
    SAP AG Pfd. .....................      1,738       564,692
    Siemens AG ......................     15,410       929,893
    Veba AG .........................     41,654     2,837,876
    Volkswagen AG ...................      1,019       569,562
                                                    ----------
                                                    25,392,705
                                                    ----------
                                        SHARES       VALUE
                                      ----------  ------------
HONG KONG -- 2.4%
    Cheung Kong Holdings Ltd. .......     65,000  $    425,740
    China Light & Power Co. Ltd. ....    100,000       554,963
    Dao Heng Bank Group Ltd. ........    243,000       606,852
    First Pacific Co. Ltd. ..........    926,954       448,626
    Hong Kong Land Holdings Ltd. ....    620,582     1,191,517
    HSBC Holdings PLC ...............     18,800       463,432
    Hutchison Whampoa Ltd. ..........    405,000     2,540,309
    New World Development Co.
      Ltd. ..........................    592,205     2,048,340
    Sun Hung Kai Properties Ltd. ....     64,000       446,035
    Swire Pacific Ltd. Cl-A .........    241,000     1,321,908
    Wharf Holdings Ltd. .............    516,000     1,132,124
                                                    ----------
                                                    11,179,846
                                                    ----------
INDIA -- 0.1%
    Mahanagar Telephone Nigam Ltd.
      [GDR]* ........................     44,000       682,440
                                                    ----------
ITALY -- 3.6%
    Assicurazioni Generali ..........     60,000     1,474,551
    Banca Commerciale Italia NA .....    104,000       361,765
    Credito Italiano SPA ............    636,996     1,965,396
    Ente Nazionale Idrocarburi
      SPA ...........................    479,100     2,717,977
    Industrie Natuzzi SPA [ADR] .....     15,260       314,738
    Istituto Mobiliare Italiano
      SPA ...........................     68,710       816,127
    Italgas SPA .....................    112,936       466,309
    La Rinascente SPA ...............     22,800       170,227
    Mediolanum SPA ..................     58,344     1,098,902
    Telecom Italia Mobile RNC SPA ...    113,043       321,611
    Telecom Italia Mobile SPA .......    821,805     3,795,278
    Telecom Italia SPA ..............    533,518     3,409,935
                                                    ----------
                                                    16,912,816
                                                    ----------
JAPAN -- 18.2%
    Advantest Corp. .................      7,000       398,397
    Alps Electric Co. Ltd. ..........     72,000       681,120
    Amada Co. Ltd. ..................    109,000       406,588
    Canon, Inc. .....................    217,000     5,073,638
    Citizen Watch Co. Ltd. ..........     68,000       457,618
    Dai Nippon Screen Manufacturing
      Co. Ltd. ......................    122,000       562,986
    Daifuku Co. Ltd. ................     18,000        87,909
    Daiichi Pharmaceutical Co.
      Ltd. ..........................    129,000     1,458,456
    Daiwa House Industry Co. Ltd. ...    163,000       865,014
    DDI Corp. .......................        267       708,462
    Denso Corp. .....................    188,000     3,397,910
    East Japan Railway Co. Ltd. .....        358     1,621,752
    Fanuc Co. .......................     34,000     1,291,790
    Hitachi Ltd. ....................    228,000     1,630,812
    Hitachi Zosen Corp. .............    181,000       290,945
    Honda Motor Co. .................     15,000       552,603
    Inax ............................     46,000       134,086
    Ishihara Sangyo Kaisha Ltd.* ....     56,000        62,451
    Ito-Yokado Co. Ltd. .............     53,000     2,710,714
    Kao Corp. .......................     90,000     1,301,327

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    Kokuyo ..........................     58,000  $  1,003,683
    Komatsu Ltd. ....................    173,000       871,512
    Komori Corp. ....................     49,000       731,112
    Kumagai Gumi Co. Ltd. ...........     88,000        48,054
    Kuraray Co. Ltd. ................    126,000     1,046,599
    Kyocera Corp. ...................     68,000     3,096,113
    Makita Corp. ....................     84,000       807,561
    Matsushita Electric Industrial
      Co. ...........................    207,000     3,040,814
    Mauri Co. Ltd. ..................    137,000     2,138,961
    Mitsubishi Corp. ................    132,000     1,045,677
    Mitsubishi Heavy Industries
      Ltd. ..........................    641,000     2,681,903
    Mitsubishi Paper Mills Ltd. .....     64,000        90,078
    Mitsui Fudosan Co. Ltd. .........    306,000     2,965,365
    Mitsui Petrochemical
      Industries ....................     43,000        79,372
    Murata Manufacturing Co. Ltd. ...     65,000     1,639,734
    National House Industrial .......     26,000       178,971
    NEC Corp. .......................    386,000     4,126,561
    Nippon Hodo .....................     22,000        71,065
    Nippon Steel Co. ................    819,000     1,215,703
    Nippon Telegraph & Telephone
      Corp. .........................        183     1,576,360
    Nomura Securities Co. Ltd. ......    194,000     2,596,194
    Pioneer Electronic Corp. ........     68,000     1,051,214
    Sangetsu Co. Ltd. ...............     11,000       113,366
    Sankyo Co. Ltd. .................    140,000     3,176,408
    Sega Enterprises Ltd. ...........     19,400       352,127
    Sekisui Chemical Co. Ltd. .......    207,000     1,055,529
    Sekisui House Ltd. ..............    107,000       690,450
    Seven-Eleven Japan Co. Ltd. .....     16,000     1,137,046
    Sharp Corp. .....................    193,000     1,332,968
    Shin-Etsu Chemical Co. ..........    112,000     2,144,883
    Shiseido Co. Ltd. ...............     51,000       698,194
    Sony Corp. ......................     49,100     4,380,520
    Sumitomo Corp. ..................    218,000     1,223,955
    Sumitomo Electric Industries ....    290,000     3,970,125
    Sumitomo Forestry Co. ...........     73,000       356,519
    TDK Corp. .......................     48,000     3,632,641
    Teijin Ltd. .....................    303,000       636,197
    Tokio Marine & Fire Insurance
      Co. ...........................     60,000       682,966
    Tokyo Electron Ltd. .............     18,000       578,675
    Tokyo Steel Manufacturing Co.
      Ltd. ..........................     56,500       191,634
    Toppan Printing Co. Ltd. ........    111,000     1,451,303
    UNY Co. Ltd. ....................     66,000       908,622
    Yurtec Corp. ....................     22,000       135,532
                                                    ----------
                                                    84,646,844
                                                    ----------
KOREA -- 0.1%
    Samsung Electronics Co. .........     12,038       272,728
                                                    ----------
MALAYSIA -- 0.3%
    Berjaya Sports Toto BHD .........    222,000       567,495
    Tanjong PLC .....................    371,000       614,780
    Time Engineering BHD ............    190,000        48,813
                                                    ----------
                                                     1,231,088
                                                    ----------
MEXICO -- 2.2%
    Cementos de Mexico SA de CV
      [ADS]* ........................     65,090       559,774
    Cemex SA [ADS] 144A* ............     50,068       430,585
                                        SHARES       VALUE
                                      ----------  ------------
    Cemex SA Cl-B* ..................     67,925  $    360,613
    Cifra SA [ADR]* .................      6,445       158,708
    Fomento Economico Mexicano SA
      Cl-B ..........................     96,409       770,142
    Gruma SA [ADS] 144A* ............     24,309       364,635
    Gruma SA Cl-B* ..................    112,850       447,939
    Grupo Financiero Banamex SA Cl-
      B* ............................    146,200       437,051
    Grupo Financiero Banamex SA Cl-
      L* ............................      4,184        10,795
    Grupo Financiero Bancomer SA Cl-B
      [GDR]* ........................      2,330        29,125
    Grupo Financiero Bancomer SA
      Cl-L* .........................      1,725           706
    Grupo Industrial Maseca SA de CV
      Cl-B ..........................    306,095       306,786
    Grupo Modelo SA Cl-C ............     67,506       568,564
    Grupo Televisia SA [GDR]* .......     14,034       542,378
    Kimberly-Clark de Mexico SA
      Cl-A ..........................    166,630       789,558
    Panamerican Beverages, Inc.
      Cl-A ..........................     34,540     1,126,868
    Telefonos de Mexico SA Cl-L
      [ADR] .........................     46,014     2,579,660
    TV Azteca, SA de CV [ADR]* ......     31,200       703,950
                                                    ----------
                                                    10,187,837
                                                    ----------
NETHERLANDS -- 10.4%
    ABN Amro Holding NV .............    126,196     2,458,893
    AKZO Nobel NV ...................      3,582       617,723
    Baan Co. NV* ....................     16,454       538,935
    Baan Co. NV [ADR]* ..............     18,040       595,320
    CSM NV ..........................     36,451     1,618,262
    Elsevier NV .....................    330,172     5,342,088
    Fortis Amev NV ..................     38,702     1,687,651
    Gucci Group NV ..................     15,717       658,149
    ING Groep NV ....................    128,092     5,396,061
    ING Groep NV Warrants* ..........     39,906       418,109
    Koninklijke Ahold NV ............     27,463       716,639
    Koninklijke Nutricia Verenigde
      Bedrijven NV ..................     30,650       929,828
    Otra NV .........................      6,490        92,841
    Polygram NV .....................     60,217     2,881,296
    Royal Dutch Petroleum Co. .......    202,374    11,110,839
    Royal PTT Nederland NV ..........     11,749       490,307
    Unilever NV .....................     70,080     4,321,167
    Wolters Kluwer NV ...............     65,110     8,411,630
                                                    ----------
                                                    48,285,738
                                                    ----------
NEW ZEALAND -- 0.3%
    Air New Zealand Ltd. ............    140,445       281,347
    Fletcher Challenge Building
      Ltd. ..........................    129,552       264,791
    Fletcher Challenge Energy
      Ltd. ..........................    100,267       351,068
    Telecom Corp. of New Zealand
      Ltd. ..........................    136,000       659,389
                                                    ----------
                                                     1,556,595
                                                    ----------
NORWAY -- 1.8%
    Bergesen D.Y. AS Cl-A ...........      9,560       225,637
    Norsk Hydro AS ..................     79,880     3,895,296

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    Orkla AS Cl-A ...................     48,710  $  4,195,612
    Saga Petroleum ASA Cl-B .........     15,160       230,314
                                                    ----------
                                                     8,546,859
                                                    ----------
PANAMA -- 0.0%
    Banco Latinoamericano de
      Exportaciones SA Cl-E .........      4,035       166,948
                                                    ----------
PERU -- 0.1%
    Credicorp Ltd. [ADR] ............     10,620       191,160
    Telefonica del Peru SA Cl-B .....     26,690        59,627
    Telefonica del Peru SA Cl-B
      [ADR] .........................     11,383       265,366
                                                    ----------
                                                       516,153
                                                    ----------
PORTUGAL -- 0.6%
    Jeronimo Martins, SGPS, SA ......     33,099     1,051,423
    Jeronimo Martins, SGPS, SA
      (New)* ........................     33,099     1,539,146
                                                    ----------
                                                     2,590,569
                                                    ----------
RUSSIA -- 0.1%
    Gazprom [ADR] ...................      5,750       138,719
    Lukoil Holding [ADR] ............      3,620       332,407
                                                    ----------
                                                       471,126
                                                    ----------
SINGAPORE -- 0.6%
    City Developments Ltd. ..........     53,000       245,350
    Overseas-Chinese Banking Corp.
      Ltd. ..........................     37,200       216,364
    Overseas Union Bank Ltd. ........    110,400       422,614
    Singapore Land Ltd. .............    104,000       228,376
    Singapore Press Holdings Ltd. ...     90,000     1,127,043
    United Overseas Bank Ltd. .......    101,400       562,685
                                                    ----------
                                                     2,802,432
                                                    ----------
SPAIN -- 2.3%
    Banco Bilbao Vizcaya SA .........     21,420       692,847
    Banco Popular Espanol SA ........     22,680     1,584,761
    Banco Santander SA ..............     57,788     1,929,864
    Centros Comerciales Pryca SA ....     14,319       213,260
    Corporacion Bancaria de Espana
      SA ............................     12,814       779,356
    Empresa Nacional de
      Electricidad SA ...............     64,292     1,141,026
    Gas Natural SDG SA ..............     14,051       728,292
    Iberdrola SA ....................     86,553     1,138,591
    Repsol SA .......................     20,855       889,395
    Telefonica de Espana SA .........     57,547     1,642,416
                                                    ----------
                                                    10,739,808
                                                    ----------
SWEDEN -- 3.2%
    ABB AB Cl-A .....................     82,210       973,959
    Astra AB Cl-B ...................    231,146     3,889,158
    Atlas Copco AB Cl-B .............     40,130     1,196,158
    Electrolux AB Cl-B ..............     28,770     1,997,927
    Esselte AB ......................     14,410       292,400
    Granges AB* .....................     14,385       225,719
    Hennes & Mauritz AB Cl-B ........     59,900     2,642,305
                                        SHARES       VALUE
                                      ----------  ------------
    Nordbanken Holding AB* ..........    366,188  $  2,072,233
    Sandvik AB Cl-A .................      6,140       174,890
    Sandvik AB Cl-B .................     43,420     1,242,235
    Scribona AB Cl-B ................      5,500        61,347
                                                    ----------
                                                    14,768,331
                                                    ----------
SWITZERLAND -- 6.4%
    ABB AG ..........................      1,569     1,973,957
    Adecco SA .......................      7,460     2,166,062
    Credit Suisse Group .............      7,130     1,104,782
    Nestle SA .......................      3,898     5,850,140
    Novartis AG .....................      5,939     9,650,290
    Roche Holding AG ................        565     5,618,817
    Swiss Bank Corp. ................      6,700     2,085,496
    Union Bank of Switzerland .......      1,000     1,448,013
                                                    ----------
                                                    29,897,557
                                                    ----------
UNITED KINGDOM -- 18.5%
    Abbey National PLC ..............    176,000     3,159,457
    Argos PLC .......................    182,749     1,656,844
    ASDA Group PLC ..................    501,450     1,464,539
    BG PLC-B ........................    169,597       764,617
    British Petroleum Co. PLC .......    153,840     2,025,043
    Cable & Wireless PLC ............    352,000     3,098,643
    Cadbury Schweppes PLC ...........    241,456     2,437,404
    Caradon PLC .....................    334,530       988,040
    Centrica PLC ....................    126,210       185,863
    Compass Group PLC ...............    159,000     1,946,458
    Diageo PLC ......................    760,940     7,005,281
    Electrocomponents PLC ...........    126,000       937,096
    GKN PLC .........................     17,000       348,811
    Glaxo Wellcome PLC ..............    254,000     6,018,264
    Heywood Williams Group PLC ......     32,010       109,290
    Hillsdown Holdings PLC ..........     95,160       232,518
    Kingfisher PLC ..................    378,950     5,287,529
    Ladbroke Group PLC ..............    218,000       946,968
    Laing, (John) PLC Cl-A ..........     70,000       372,028
    National Westminster Bank PLC ...    648,670    10,801,383
    Rank Group PLC ..................    207,120     1,155,305
    Reed International PLC ..........    659,740     6,621,825
    Rolls-Royce PLC .................     78,140       302,146
    Rio Tinto PLC ...................    165,600     2,040,879
    Safeway PLC .....................    289,660     1,634,774
    Shell Transport & Trading Co.
      PLC ...........................    893,000     6,465,158
    Smith, (David S.) Holdings
      PLC ...........................    197,900       647,998
    Smithkline Beecham PLC ..........    821,240     8,418,470
    T&N PLC .........................    181,680       759,304
    Tesco PLC .......................    238,000     1,938,462
    Tomkins PLC .....................    631,220     3,022,378
    United News & Media PLC .........    280,470     3,198,119
                                                    ----------
                                                    85,990,894
                                                    ----------

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
VENEZUELA -- 0.1%
    Cia Anonima Nacional Tele
      Venezuela [ADS] ...............     13,427  $    558,899
                                                    ----------
TOTAL INVESTMENTS -- 94.5%
  (COST $395,941,263)................              438,892,076
OTHER ASSETS LESS
  LIABILITIES -- 5.5%................               25,563,844
                                                    ----------
NET ASSETS -- 100.0%.................             $464,455,920
                                                    ==========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.

** Closed-end funds.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.3% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                             MATURITY     (000)        VALUE
                             --------- ----------- -------------
FOREIGN BONDS -- 89.7%
AUSTRALIA -- 4.0%
    Australian Government
      12.00%................ 11/15/01        1,200 $     953,684
      10.00%................ 10/15/07        1,600     1,343,626
      7.50%................. 09/15/09        2,350     1,719,336
    Federal National Mtge.
      Assoc. Global Bond
      6.50%................. 07/10/02        1,850     1,234,782
                                                   -------------
                                                       5,251,428
                                                   -------------
CANADA -- 2.8%
    Canadian Government
      8.00%................. 06/01/23        3,185     2,823,282
    Province of Alberta
      8.00%................. 03/01/00          710       521,671
    Province of Ontario
      8.25%................. 12/01/05          200       161,043
    Province of Quebec
      7.75%................. 03/30/06          200       155,903
                                                   -------------
                                                       3,661,899
                                                   -------------
CZECH REPUBLIC -- 0.2%
    European Investment Bank
      11.00%................ 10/10/01        8,000       208,287
                                                   -------------
DENMARK -- 1.5%
    Nykredit
      7.00%................. 10/01/16          202        29,923
      6.00%................. 10/01/26       13,820     1,966,873
      7.00%................. 10/01/29           10         1,444
                                                   -------------
                                                       1,998,240
                                                   -------------
EUROPEAN CURRENCY UNIT -- 3.7%
    European Bank
      Reconstruction &
      Development Global
      Bond
      6.00%................. 05/06/99          970     1,086,132
    French O.A.T.
      9.50%................. 04/25/00        1,550     1,884,246
    United Kingdom Treasury
      4.00%................. 01/28/00        1,760     1,915,528
                                                   -------------
                                                       4,885,906
                                                   -------------
FRANCE -- 9.5%
    French O.A.T.
      5.50%................. 04/25/04        7,000     1,195,939
      6.50%................. 10/25/06        6,500     1,173,722
      5.50%................. 10/25/07       20,000     3,365,770
      6.00%................. 10/25/25        4,000       674,351

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                             MATURITY     (000)        VALUE
                             --------- ----------- -------------
    French O.A.T. Principal
      Strip [ZCB]
      5.471%................ 10/25/08       13,700 $   1,270,058
    French Treasury Bill
      7.75%................. 04/12/00       16,000     2,853,657
      4.50%................. 07/12/02       11,000     1,809,849
                                                   -------------
                                                      12,343,346
                                                   -------------
GERMANY -- 20.1%
    Bank Nederlandse
      Gemeenten
      6.25%................. 08/10/00        1,000       576,739
      5.25%................. 10/01/01        4,300     2,439,323
    Federal National Mtge.
      Assoc. Global Bond
      5.00%................. 02/16/01        3,500     1,963,402
    Federal Republic of
      Germany
      7.25%................. 10/21/02        1,960     1,202,245
      7.50%................. 11/11/04        5,750     3,619,321
      6.875%................ 05/12/05        9,400     5,766,913
      6.50%................. 07/04/27        2,800     1,686,814
    Federal Republic of
      Germany Principal
      Strip [ZCB]
      11.13%................ 07/04/07        6,500     2,197,949
      18.72%................ 07/04/27        8,400       794,198
    Inter-America
      Development Bank
      7.00%................. 06/08/05        4,500     2,740,484
    KFW International
      Finance, Inc.
      6.75%................. 06/20/05        4,500     2,721,714
    Minnesota Mining &
      Manufacturing Co.
      5.00%................. 10/15/01          900       504,322
                                                   -------------
                                                      26,213,424
                                                   -------------
HUNGARY -- 0.4%
    Hungarian Government
      24.00%................ 03/21/98       45,000       221,855
      23.50%................ 05/17/98       50,000       247,738
                                                   -------------
                                                         469,593
                                                   -------------
ITALY -- 8.6%
    Italian Government
      9.50%................. 02/01/01    6,150,000     3,915,067
      8.25%................. 07/01/01    3,715,000     2,315,576
      9.00%................. 10/01/03    1,880,000     1,254,222
      9.50%................. 01/01/05    2,510,000     1,741,955
      8.75%................. 07/01/06    1,895,000     1,297,242
      7.25%................. 11/01/26    1,100,000       724,210
                                                   -------------
                                                      11,248,272
                                                   -------------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                             MATURITY     (000)        VALUE
                             --------- ----------- -------------
JAPAN -- 8.1%
    Asian Development Bank
      3.125%................ 06/29/05      200,000 $   1,678,574
    Export-Import Bank of
      Japan
      4.375%................ 10/01/03      360,000     3,207,359
    International Bank
      Reconstruction &
      Development Global
      Bond
      4.75%................. 12/20/04      260,000     2,412,229
    Republic of Austria
      5.00%................. 01/22/01      110,000       949,834
      4.50%................. 09/28/05      180,000     1,658,673
    Republic of Italy
      3.75%................. 06/08/05       70,000       608,363
                                                   -------------
                                                      10,515,032
                                                   -------------
NETHERLANDS -- 1.8%
    Netherlands Government
      7.50%................. 11/15/99        1,950     1,016,732
      9.00%................. 01/15/01        2,500     1,381,812
                                                   -------------
                                                       2,398,544
                                                   -------------
NEW ZEALAND -- 2.7%
    International Bank
      Reconstruction &
      Development
      7.00%................. 09/18/00        1,300       739,751
    New Zealand Government
      10.00%................ 03/15/02        4,310     2,740,762
                                                   -------------
                                                       3,480,513
                                                   -------------
PHILIPPINES -- 0.1%
    Philippines Government
      12.50%................ 04/25/01        8,000       168,856
                                                   -------------
PORTUGAL -- 2.5%
    Republic of Portugal
      5.375%................ 03/23/00      200,000     1,101,720
      5.75%................. 03/23/02      380,000     2,117,347
                                                   -------------
                                                       3,219,067
                                                   -------------
RUSSIA -- 1.3%
    GKO Pass-Through Notes
      10.80%................ 01/15/98    3,128,000       519,219
      25.817%............... 04/15/98    3,815,500       588,295
      25.991%............... 07/01/98    4,060,538       588,094
                                                   -------------
                                                       1,695,608
                                                   -------------
SOUTH AFRICA -- 1.9%
    Republic of South Africa
      12.00%................ 02/28/05       13,000     2,466,807
                                                   -------------
SPAIN -- 4.4%
    Spanish Government
      10.90%................ 08/30/03      341,000 $   2,845,854
      8.00%................. 05/30/04      160,000     1,200,509
      10.00%................ 02/28/05      208,000     1,729,473
                                                   -------------
                                                       5,775,836
                                                   -------------
SWEDEN -- 1.1%
    Swedish Government
      5.50%................. 04/12/02       11,000     1,383,200
                                                   -------------
UNITED KINGDOM -- 15.0%
    Alliance & Leicester BLD
      8.75%................. 12/07/06        1,500     2,705,677
    Annington Finance
      7.75%................. 10/02/11          500       900,350
    Bank of Scotland
      8.375%................ 10/29/49          450       781,623
    Federal National Mtge.
      Assoc. Global Bond
      6.875%................ 06/07/02          990     1,630,461
    Guaranteed Export
      Finance Corp.
      6.102%................ 09/29/00          900     1,229,124
      10.625%............... 09/15/01        1,550     2,837,310
    Halifax Building Society
      8.75%................. 07/10/06          600     1,089,675
      9.375%................ 05/15/21          710     1,447,892
    National Power Co. PLC
      8.375%................ 08/02/06          600     1,056,355
    Republic of Austria
      9.00%................. 07/22/04          360       660,469
    Swiss Bank Corp. Jersey
      8.75%................. 12/18/25          520     1,016,578
    United Kingdom Treasury
      9.00%................. 08/06/12          360       740,991
      8.75%................. 08/25/17        1,640     3,438,030
                                                   -------------
                                                      19,534,535
                                                   -------------
TOTAL FOREIGN BONDS
  (COST $119,967,824).................               116,918,393
                                                   -------------

                                            PAR
                                           (000)
                                          -------
SOVEREIGN ISSUES -- 7.5%
ARGENTINA -- 0.6%
    Republic of Argentina
      Debs. [FRB, BRB]
      6.6875%.............. 03/31/05      $   504       451,458
    Republic of Argentina
      Unsub. Debs. [FRB,
      BRB]
      11.375%.............. 01/30/17          250       274,219
                                                  -------------
                                                        725,677
                                                  -------------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                            MATURITY       (000)      VALUE
                            ---------     ------- -------------
BRAZIL -- 1.1%
    Federal Republic of
      Brazil Debs., EI Bond
      [FRB, BRB]
      6.6875%.............. 04/15/06      $    49 $      41,956
    Federal Republic of
      Brazil Debs., IDU
      Bond [FRB, BRB]
      6.8125%.............. 01/01/01          608       579,582
    Republic of Brazil
      Capitalization Bond
      [FRB, BRB]
      4.50%................ 04/15/14          456       357,757
    Republic of Brazil Debt
      Conversion Bond
      Series L [FRN, BRB]
      6.9375%.............. 04/15/12          200       151,000
    Republic of Brazil
      Global Bond
      10.125%.............. 05/15/27          250       235,312
    Republic of Brazil New
      Money Bond [FRB, BRB]
      6.75%................ 04/15/09          155       125,124
                                                  -------------
                                                      1,490,731
                                                  -------------
BULGARIA -- 1.1%
    National Republic of
      Bulgaria Debs. [FRN,
      BRB]
      6.6875%.............. 07/28/11          575       421,906
      2.25%................ 07/28/12        1,620       988,200
                                                  -------------
                                                      1,410,106
                                                  -------------
DOMINICAN REPUBLIC -- 0.2%
    Dominican Republic
      Disc. [FRN, BRB]
      6.875%............... 08/30/24          250       201,250
                                                  -------------
MEXICO -- 1.0%
    Banco Nacional de
      Comercio Exterier
      Debs.
      7.25%................ 02/02/04          120       111,375
    United Mexican States
      Global Bond
      9.875%............... 01/15/07          100       104,312
      11.375%.............. 09/15/16          625       717,578
    United Mexican States
      [BRB]
      6.25%................ 12/31/19          500       418,694
                                                  -------------
                                                      1,351,959
                                                  -------------
POLAND -- 0.6%
    Government of Poland
      PDI [STEP, BRB]
      4.00%................ 10/27/14      $   375 $     324,609
    Government of Poland
      REG -- PAR [BRB,
      STEP]
      3.00%................ 10/27/24          250       154,219
    Poland Communications,
      Inc. Sr. Notes 144A
      9.875%............... 11/01/03          300       295,200
                                                  -------------
                                                        774,028
                                                  -------------
RUSSIA -- 1.7%
    City of Moscow Unsub.
      Deb.
      9.50%................ 05/31/00          100        95,187
    Republic of Kazakhstan
      9.25%................ 12/20/99          100        98,250
    Russia Interest Note --
      US [FRN]
      6.71875%............. 12/15/15        1,177       824,866
    Russia Ministry of
      Finance Unsub.
      10.00%............... 06/26/07          650       602,062
    Russia Principal Loans
      [FRN]
      2.6875%.............. 12/15/20        1,050       650,344
                                                  -------------
                                                      2,270,709
                                                  -------------
SOUTH AFRICA -- 0.2%
    Ivory Coast [FLIRB, WI]
      1.246%............... 12/29/49          750       256,875
                                                  -------------
VENEZUELA -- 1.0%
    Republic of Venezuela
      Debs. [FRN, BRB]
      6.75%................ 12/18/07        1,190     1,066,964
    Republic of Venezuela
      [BRB]
      6.75%................ 03/31/20          300       259,875
                                                  -------------
                                                      1,326,839
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (COST $9,300,891)........                           9,808,174
                                                  -------------

                                        NOTIONAL
                                         AMOUNT
                                         (000)
                                        --------
OPTIONS -- 0.0%
    Call Option on United Kingdom
      Pound Put Option on German
      Deutsche Marks Strike Price
      GBP 2.8759, Expires 1/5/98
      (COST $61,070)...............        1,500              0
                                                  -------------
TOTAL INVESTMENTS -- 97.2%
  (COST $129,329,785)..............                 126,726,567
OTHER ASSETS LESS
  LIABILITIES -- 2.8%..............                   3,680,964
                                                  -------------
NET ASSETS -- 100.0%...............               $ 130,407,531
                                                    ===========

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                          UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE           FOR          AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------
01/98          Buy      CAD       1,987,907      $1,405,874     $1,390,261        $(15,613)
01/98          Buy      JPY     176,407,200      1,350,000      1,362,143           12,143
                                                 ----------     ----------        --------
                                                 $2,755,874     $2,752,404        $ (3,470)
                                                 ==========     ==========        ========

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS        UNREALIZED
  MONTH        TYPE               DELIVER            FOR          AT VALUE        APPRECIATION
------------------------------------------------------------------------------------------------
01/98          Sell     CAD       1,988,372      $ 1,396,027     $ 1,390,587       $    5,440
                                                  ==========      ==========     ===============

                                                                          UNREALIZED
SETTLEMENT                      CONTRACTS TO        IN EXCHANGE          APPRECIATION
  MONTH        TYPE               RECEIVE               FOR             (DEPRECIATION)
-------------------------------------------------------------------------------------
01/98          Buy      CAD       1,972,308      AUD      2,060,928        $ 35,680
01/98          Buy      DEM       2,526,175      GBP        853,438           4,808
01/98          Buy      DEM       1,025,183      ITL  1,006,473,185            (787)
01/98          Buy      DEM       3,206,448      ZAR      8,939,104         (48,711)
01/98          Buy      FRF       4,153,360      DEM      1,241,439             330
01/98          Buy      JPY     233,467,453      GBP      1,130,277         (52,601)
01/98          Buy      JPY     627,713,692      NZD      8,073,488         151,904
01/98          Buy      NZD       1,760,000      JPY    135,247,200         (20,897)
01/98          Buy      ZAR       2,989,104      DEM      1,104,017             571
                                                                            -------
                                                                           $ 70,297
                                                                            =======

--------------------------------------------------------------------------------

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 96.4%
AUTOMOTIVE PARTS -- 1.0%
    Lear Corp.* ......................    40,000  $  1,900,000
                                                    ----------
BEVERAGES -- 1.7%
    PepsiCo, Inc. ....................    87,800     3,199,212
                                                    ----------
BUILDING MATERIALS -- 0.9%
    Lowe's Companies, Inc. ...........    36,000     1,716,750
                                                    ----------
CLOTHING & APPAREL -- 5.3%
    Claiborne, (Liz), Inc. ...........    79,600     3,328,275
    Hilfiger, (Tommy) Corp.* .........   100,800     3,540,600
    Jones Apparel Group, Inc.* .......    67,000     2,881,000
                                                    ----------
                                                     9,749,875
                                                    ----------
COMPUTER HARDWARE -- 2.5%
    Bay Networks, Inc.* ..............   104,200     2,663,612
    Compaq Computer Corp. ............    34,100     1,924,519
                                                    ----------
                                                     4,588,131
                                                    ----------
COMPUTER SERVICES & SOFTWARE -- 12.9%
    BMC Software, Inc.* ..............    27,800     1,824,375
    Cadence Design Systems, Inc.* ....   223,200     5,468,400
    CHS Electronics, Inc. ............   113,950     1,951,394
    Cisco Systems, Inc.* .............    39,225     2,186,794
    Computer Sciences Corp.* .........    48,300     4,033,050
    Parametric Technology Corp.* .....   141,500     6,703,562
    Sun Microsystems, Inc.* ..........    40,000     1,595,000
                                                    ----------
                                                    23,762,575
                                                    ----------
CONGLOMERATES -- 1.1%
    Philip Morris Companies, Inc. ....    44,000     1,993,750
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 3.4%
    Cendant Corp. ....................    62,481     2,147,771
    Republic Industries, Inc.* .......   173,500     4,044,719
                                                    ----------
                                                     6,192,490
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 11.3%
    Altera Corp.* ....................    25,000       828,125
    Applied Materials, Inc.* .........   106,200     3,199,275
    Honeywell, Inc. ..................    80,500     5,514,250
    KLA-Tencor Corp.* ................    19,400       749,325
    LAM Research Corp.*...............   112,300     3,284,775
    Linear Technology Corp. ..........    32,000     1,844,000
    Maxim Integrated Products,
      Inc.* ..........................    70,000     2,415,000
    Philips Electronics NV [ADR] .....    25,000     1,512,500
    Tandy Corp. ......................    42,000     1,619,625
                                                    ----------
                                                    20,966,875
                                                    ----------
ENTERTAINMENT & LEISURE -- 2.0%
    Mirage Resorts, Inc.* ............    57,800     1,314,950
    Royal Caribbean Cruises Ltd. .....    45,000     2,399,062
                                                    ----------
                                                     3,714,012
                                                    ----------
ENVIRONMENTAL SERVICES -- 5.7%
    Allied Waste Industries, Inc.* ...    71,000     1,655,187
    U.S. Filter Corp.* ...............   117,900     3,529,631
    USA Waste Services, Inc.*.........   138,400     5,432,200
                                                    ----------
                                                    10,617,018
                                                    ----------

FINANCIAL-BANK & TRUST -- 1.5%
    Chase Manhattan Corp. ............    26,000  $  2,847,000
                                                    ----------
FINANCIAL SERVICES -- 6.6%
    CIT Group, Inc. Cl-A* ............   100,000     3,225,000
    Green Tree Financial Corp. .......   138,000     3,613,875
    Household International, Inc. ....    17,000     2,168,562
    The Money Store, Inc. ............   154,700     3,248,700
                                                    ----------
                                                    12,256,137
                                                    ----------
FOOD -- 2.5%
    International Home Foods,
      Inc.* ..........................   100,000     2,800,000
    Safeway, Inc.* ...................    27,500     1,739,375
                                                    ----------
                                                     4,539,375
                                                    ----------
HEALTHCARE SERVICES -- 4.5%
    Medpartners, Inc.* ...............    94,000     2,103,250
    Omnicare, Inc. ...................    88,400     2,740,400
    Phycor, Inc.* ....................    65,800     1,776,600
    Tenet Healthcare Corp.* ..........    50,000     1,656,250
                                                    ----------
                                                     8,276,500
                                                    ----------
HOTELS & MOTELS -- 2.3%
    Hilton Hotels Corp. ..............    75,600     2,249,100
    Promus Hotel Corp. * .............    46,177     1,939,434
                                                    ----------
                                                     4,188,534
                                                    ----------
INSURANCE -- 2.4%
    Conseco, Inc. ....................    50,000     2,271,875
    Hartford Financial Services
      Group, Inc. ....................    23,000     2,151,938
                                                    ----------
                                                     4,423,813
                                                    ----------
MACHINERY & EQUIPMENT -- 0.9%
    Caterpillar, Inc. ................    34,400     1,670,550
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Johnson & Johnson Co. ............    33,000     2,173,875
                                                    ----------
OFFICE EQUIPMENT -- 3.6%
    Office Depot, Inc.* ..............   100,000     2,393,750
    Officemax, Inc.* .................   145,000     2,066,250
    Xerox Corp. ......................    30,000     2,214,375
                                                    ----------
                                                     6,674,375
                                                    ----------
OIL & GAS -- 4.9%
    Baker Hughes, Inc. ...............    75,000     3,271,875
    Halliburton Co. ..................    50,000     2,596,875
    Noble Drilling Corp.* ............    50,000     1,531,250
    Texaco, Inc. .....................    30,000     1,631,250
                                                    ----------
                                                     9,031,250
                                                    ----------
PAPER & FOREST PRODUCTS -- 0.9%
    Kimberly-Clark Corp. .............    34,600     1,706,213
                                                    ----------
PHARMACEUTICALS -- 0.9%
    Cardinal Health, Inc. ............    22,500     1,690,313
                                                    ----------
RESTAURANTS -- 1.0%
    McDonald's Corp. .................    40,000     1,910,000
                                                    ----------

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
RETAIL & MERCHANDISING -- 4.3%
    Federated Department Stores,
      Inc.* ..........................    65,000  $  2,799,063
    Nordstrom, Inc. ..................    49,400     2,982,525
    TJX Companies, Inc. ..............    65,000     2,234,375
                                                    ----------
                                                     8,015,963
                                                    ----------
SEMICONDUCTORS -- 5.0%
    Motorola, Inc. ...................    35,000     1,997,188
    National Semiconductor Corp.* ....   132,000     3,423,750
    Xilinx, Inc.* ....................   110,500     3,874,406
                                                    ----------
                                                     9,295,344
                                                    ----------
TELECOMMUNICATIONS -- 6.1%
    China Telecom Hong Kong Ltd.* ....    25,000       839,063
    Nokia Corp. Cl-A [ADR]............    52,000     3,640,000
    Teleport Communications Group,
      Inc. Cl-A* .....................    20,000     1,097,500
    Tellabs, Inc.* ...................    43,600     2,305,350
    Telstra Corp. Ltd. [ADR]* ........    81,000     3,381,750
                                                    ----------
                                                    11,263,663
                                                    ----------
TOTAL COMMON STOCK
  (COST $174,483,265).................             178,363,593
                                                    ----------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------   ------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.7%
    Federal Home Loan
    Mortgage Corp.
    4.90%
    (COST $4,999,319).......  01/02/98   $5,000   $  4,999,319
                                                  ------------

                                        SHARES
                                       ---------
SHORT-TERM INVESTMENTS -- 1.5%
    Temporary Investment Cash Fund ... 1,406,059     1,406,059
    Temporary Investment Fund ........ 1,406,060     1,406,060
                                                    ----------
    (COST $2,812,119).................               2,812,119
                                                    ----------

TOTAL INVESTMENTS -- 100.6%
  (COST $182,294,703).................             186,175,031
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.6%)....................              (1,125,219)
                                                  ------------
NET ASSETS -- 100.0%..................            $185,049,812
                                                   ===========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                       ---------   -----------
FOREIGN STOCK -- 76.4%
AUSTRALIA -- 0.9%
    Village Roadshow Ltd. ...........    396,000   $ 1,003,701
                                                   ------------
CANADA -- 1.7%
    Cinar Films, Inc. Cl-B*..........     52,500     2,040,937
                                                   ------------
CHILE -- 1.6%
    Banco de A. Edwards [ADR]........     44,800       761,600
    Compania Cervecerias Unidas SA
      [ADR]..........................     38,575     1,133,141
                                                   ------------
                                                     1,894,741
                                                   ------------
DENMARK -- 2.2%
    Kobenhavns Lufthavne AS..........     21,575     2,599,508
                                                   ------------
FINLAND -- 3.9%
    KCI Konecranes International*....     41,250     1,363,516
    Raision Tehtaat Oy...............     27,450     3,261,448
                                                   ------------
                                                     4,624,964
                                                   ------------
FRANCE -- 6.1%
    Altran Technologies SA...........      6,975     2,133,361
    Coflexip SA [ADR]................     33,475     1,857,862
    Dassault Systemes SA.............     57,850     1,764,581
    Guilbert SA......................     10,050     1,433,361
                                                   ------------
                                                     7,189,165
                                                   ------------
GERMANY -- 10.0%
    Douglas Holding AG...............     16,350       495,581
    Marschollek, Lautenschlaeger Ung
      Partner AG.....................     10,450     2,673,467
    Plettac AG.......................      2,150       296,545
    Porsche AG Pfd. .................      1,700     2,855,331
    Schmalbach Lubeca AG.............     12,810     2,137,327
    Schwarz Pharma AG................     29,825     2,015,382
    Sixt AG..........................      3,800       300,105
    Turbon International AG..........     48,775     1,055,231
                                                   ------------
                                                    11,828,969
                                                   ------------
HONG KONG -- 2.5%
    Asia Satellite Telecommunications
      Holdings Ltd. [ADR]*...........     25,000       420,312
    VTech Holdings Ltd. .............    876,000     2,583,364
                                                   ------------
                                                     3,003,676
                                                   ------------
INDONESIA -- 0.9%
    Gulf Indonesia Resources Ltd.*...     33,325       733,150
    London Sumatra*..................    637,600       362,613
                                                   ------------
                                                     1,095,763
                                                   ------------
IRELAND -- 0.7%
    Ryanair Holdings PLC [ADR]*......     33,000       829,125
                                                   ------------
ITALY -- 2.6%
    Bulgari SPA......................    270,000     1,374,437
    Editoriale L'Expresso SPA........     75,000       360,578
    Industrie Natuzzi SPA [ADR]......     65,775     1,356,609
                                                   ------------
                                                     3,091,624
                                                   ------------
JAPAN -- 3.1%
    Doutor Coffee Co. Ltd. ..........     39,000     1,004,837
    Fuji Soft ABC, Inc. .............     24,500       842,286
    Nippon System Development........     36,000       742,033
    Noritsu Koki Co. Ltd. ...........     41,000     1,015,374
                                                   ------------
                                                     3,604,530
                                                   ------------

MALAYSIA -- 0.0%
    Kentucky Fried Chicken Holdings
      Warrants*......................     21,333   $     2,192
                                                   ------------
MEXICO -- 2.8%
    Grupo Iusacell SA [ADR]*.........     98,600     2,138,388
    Grupo Posadas SA.................  1,675,000     1,142,733
                                                   ------------
                                                     3,281,121
                                                   ------------
NETHERLANDS -- 3.3%
    Beter Bed Holding NV.............     14,875       286,900
    Brunel International NV*.........     19,050       364,606
    Hunter Douglas NV................     46,950     1,644,337
    IHC Caland NV....................     26,025     1,350,528
    Toolex Alpha NV..................     29,000       293,257
                                                   ------------
                                                     3,939,628
                                                   ------------
NEW ZEALAND -- 0.3%
    Sky Network Television Ltd. .....    226,000       339,879
                                                   ------------
NORWAY -- 2.8%
    Kverneland ASA...................     37,325       607,554
    Narvesen ASA.....................     15,050       332,757
    Petroleum Geo-Services [ADR]*....     19,125     1,238,344
    Tomra Systems ASA................     49,175     1,100,606
                                                   ------------
                                                     3,279,261
                                                   ------------
PANAMA -- 1.1%
    Banco Latinoamericano de
      Exportaciones SA Cl-E..........     33,000     1,365,375
                                                   ------------
PHILIPPINES -- 0.1%
    International Container Terminal
      Services, Inc.*................    481,775        60,375
                                                   ------------
SPAIN -- 2.6%
    Tele Pizza SA*...................     37,600     3,034,339
                                                   ------------
SWEDEN -- 1.3%
    NetCom Systems AB Cl-B...........     62,000     1,332,307
    Pricer AB Cl-B*..................      8,000       148,216
                                                   ------------
                                                     1,480,523
                                                   ------------
UNITED KINGDOM -- 25.9%
    British-Borneo Petroleum
      Syndicate PLC..................    382,473     2,662,050
    BTG PLC..........................     72,350       809,510
    Cairn Energy PLC.................    188,525     1,538,600
    Capital Radio PLC................    184,950     1,512,466
    DFS Furniture Co. PLC............    151,350     1,285,012
    Eidos PLC [ADR]..................     23,000       281,750
    Flextech PLC*....................    226,475     1,963,839
    JBA Holdings PLC.................    200,300     3,389,692
    Misys PLC........................     99,892     3,007,855
    Parity PLC.......................    213,800     2,237,381
    PizzaExpress PLC.................    270,750     3,341,218
    Psion PLC........................    341,400     2,541,892
    Regent Inns PLC..................    186,125     1,009,102
    Select Appointments Holdings
      PLC............................     90,400       831,487

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                       ---------   -----------
    Virgin Express Holdings PLC
      [ADR]..........................     32,150   $   667,113
    Wetherspoon, (J.D.) PLC..........    630,000     3,472,645
                                                   ------------
                                                    30,551,612
                                                   ------------
TOTAL FOREIGN STOCK
  (COST $79,935,175).................               90,141,008
                                                   ------------

COMMON STOCK -- 3.4%
EQUIPMENT SERVICES -- 1.2%
    Rofin-Sinar Technologies,
      Inc.*..........................    119,900     1,453,788
                                                   ------------
TELECOMMUNICATIONS -- 2.1%
    Cellular Communications
      International, Inc.*...........     53,850     2,517,488
                                                   ------------
TOTAL COMMON STOCK
  (COST $3,533,348)..................                3,971,276
                                                   ------------

                                            PAR
                                MATURITY   (000)
                                --------- -------
COMMERCIAL PAPER -- 20.2%
    Associates Corp. of North
      America
      6.12%.................... 01/02/98  $ 1,255    1,254,787
      5.55%.................... 01/05/98    4,411    4,408,280
    Bell Atlantic Financial
      Services, Inc.
      6.15%.................... 01/06/98    5,196    5,191,562

                                            PAR
                                MATURITY   (000)     VALUE
                                --------- ------- ------------
    General Electric Capital
      Corp.
      5.75%.................... 01/07/98  $ 5,716 $  5,710,522
    Household Finance Corp.
      6.08%.................... 01/02/98    1,916    1,915,676
    Merrill Lynch & Co., Inc.
      6.05%.................... 01/07/98    1,679    1,677,307
    Progress Capital Holdings
      6.02%.................... 01/02/98    3,700    3,699,381
TOTAL COMMERCIAL PAPER
  (COST $23,857,515).....................           23,857,515
TOTAL INVESTMENTS -- 100.0%
  (COST $106,746,038)....................          117,969,799
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%.........................              (32,070)
NET ASSETS -- 100.0%.....................         $117,937,729

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                    IN
SETTLEMENT                      CONTRACTS TO     EXCHANGE     CONTRACTS       UNREALIZED
  MONTH        TYPE               RECEIVE          FOR        AT VALUE       DEPRECIATION
-----------------------------------------------------------------------------------------
01/98          Buy      DEM         408,405      $230,100     $227,173         $ (2,927)
01/98          Buy      NLG          12,664        6,299         6,248              (51)
                                                   -----      ---------     -----------
                                                 $236,399     $233,421         $ (2,978)
                                                   =====      =========     ===========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 80.3%
CHEMICALS -- 6.6%
    Applied Extrusion Technologies,
      Inc.* ..........................     5,600  $     37,800
    Dupont, (E.I.) de Nemours &
      Co. ............................     6,400       384,400
    FMC Corp.* .......................    18,000     1,211,625
    Great Lakes Chemical Corp. .......    28,300     1,269,962
    IMC Global, Inc. .................    11,500       376,625
    Lyondell Petrochemical Co. .......    58,300     1,544,950
    Millennium Chemicals, Inc. .......    75,000     1,767,187
    Olin Corp. .......................    11,000       515,625
    Witco Corp. ......................     8,000       326,500
                                                    ----------
                                                     7,434,674
                                                    ----------
DIVERSIFIED METALS -- 5.1%
    Freeport-McMoran Copper & Gold,
      Inc. Cl-A ......................    31,900       488,469
    Freeport-McMoran Copper & Gold,
      Inc. Cl-B ......................    13,000       204,750
    Inco, Ltd. .......................    86,800     1,475,600
    Nucor Corp. ......................    28,500     1,376,906
    Reynolds Metals Co.* .............    35,300     2,118,000
                                                    ----------
                                                     5,663,725
                                                    ----------
DIVERSIFIED RESOURCES -- 1.0%
    Penn Virginia Corp. ..............    25,700       758,150
    Western Water Co.* ...............    28,000       304,500
                                                    ----------
                                                     1,062,650
                                                    ----------
ENERGY SERVICES -- 14.0%
    Ashland, Inc. ....................    23,500     1,261,656
    Camco International, Inc. ........    10,800       687,825
    Carbo Ceramics, Inc. .............    43,750     1,400,000
    Coflexip SA [ADR] ................    42,600     2,364,300
    Cooper Cameron Corp.* ............    38,300     2,336,300
    Energy Group PLC [ADR] ...........     7,875       351,422
    Halliburton Co. ..................    19,600     1,017,975
    McDermott International, Inc. ....    59,300     2,171,862
    Niagara Mohawk Power Corp. .......    95,000       997,500
    Western Atlas, Inc.* .............    20,000     1,480,000
    Wheelabrator Technologies,
      Inc. ...........................   103,000     1,654,437
                                                    ----------
                                                    15,723,277
                                                    ----------
HOTELS & MOTELS -- 0.5%
    Patriot American Hospitality,
      Inc. ...........................    17,400       501,337
                                                    ----------
INTEGRATED PETROLEUM -- 15.0%
    Amerada Hess Corp. ...............    25,500     1,399,312
    Atlantic Richfield Co. ...........    13,000     1,041,625
    British Petroleum Co. PLC
      [ADR] ..........................    25,600     2,040,000
    Ente Nazionale Idrocarbure SPA
      [ADR] ..........................    13,000       741,812
    Mobil Corp. ......................    49,200     3,551,625
    Phillips Petroleum Co. ...........    33,000     1,604,625
    Repsol SA [ADR] ..................    18,600       791,662
    Texaco, Inc. .....................    52,000     2,827,500
    Total SA [ADR] ...................    45,000     2,497,500
    Ultramar Diamond Shamrock
      Corp. ..........................    10,800       344,250
                                                    ----------
                                                    16,839,911
                                                    ----------

OIL & GAS -- 6.8%
    Exxon Corp. ......................     9,000  $    550,688
    Hanover Compressor Co.* ..........    41,400       846,113
    Ocean Energy, Inc.* ..............     3,500       172,594
    Petroleo Brasileiro SA [ADR]
      144A* ..........................    58,600     1,370,478
    Royal Dutch Petroleum Co. ........    28,000     1,517,250
    Santa Fe International Corp. .....    12,000       488,250
    USX-Marathon Group ...............    80,500     2,716,875
                                                    ----------
                                                     7,662,248
                                                    ----------
PAPER & FOREST PRODUCTS -- 7.0%
    Fort James Corp. .................    22,800       872,100
    Georgia Pacific Corp. ............    13,300       807,975
    Georgia Pacific Timber Group* ....    13,300       301,744
    International Paper Co. ..........    31,000     1,336,875
    Jefferson Smurfit Corp.* .........   104,600     1,477,475
    Kimberly-Clark Corp. .............    15,200       749,550
    Louisiana-Pacific Corp. ..........    78,000     1,482,000
    Willamette Industries, Inc. ......    24,800       798,250
                                                    ----------
                                                     7,825,969
                                                    ----------
PETROLEUM EXPLORATION &
  PRODUCTION -- 7.9%
    Barrett Resources Corp.* .........    15,100       456,775
    Bouygues Offshore SA [ADR]........    40,000       870,000
    Enserch Corp.* ...................   202,000     1,830,625
    Houston Exploration Co.* .........    50,500       927,938
    Noble Affiliates, Inc. ...........     9,900       348,975
    Rutherford-Moran Oil Corp.* ......    35,300       630,988
    Societe Nationale Elf Aquitaine SA
      [ADR] ..........................     7,000       410,375
    Union Texas Petroleum Holdings,
      Inc. ...........................    91,700     1,908,506
    United Meridian Corp.* ...........    51,300     1,442,813
                                                    ----------
                                                     8,826,995
                                                    ----------
PRECIOUS METALS -- 10.6%
    Ashanti Goldfields Co. Ltd.
      [GDR] ..........................    32,900       246,750
    Battle Mountain Gold Co. .........   272,000     1,598,000
    Cambior, Inc. ....................   140,400       824,850
    Canyon Resources Corp.* ..........   368,400       437,475
    Dayton Mining Corp.* .............    60,000       116,250
    Driefontein Consolidated Ltd.
      [ADR] ..........................   100,000       662,500
    Gold Fields of South Africa Ltd.
      [ADR] ..........................    40,000       620,000
    Homestake Mining Co. .............   173,700     1,541,588
    Kloof Gold Mining Co. Ltd.
      [ADR] ..........................   130,000       430,625
    Newmont Mining Corp. .............    89,224     2,620,955
    Placer Dome, Inc. ................   147,300     1,868,869
    TVX Gold, Inc.* ..................   260,900       880,538
                                                    ----------
                                                    11,848,400
                                                    ----------
RAILROADS -- 1.1%
    Burlington Northern Santa Fe
      Corp. ..........................    13,700     1,273,244
                                                    ----------

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
REAL ESTATE -- 4.7%
    AMB Property Corp. [REIT] ........    14,893  $    374,187
    Apartment Investment & Management
      Co. Cl-A [REIT] ................    23,700       870,975
    Boston Properties, Inc. [REIT] ...     8,600       284,338
    Camden Property Trust [REIT] .....    13,100       406,100
    Catellus Development Corp.* ......    26,500       530,000
    Equity Office Properties Trust
      [REIT] .........................    25,735       812,261
    Security Capital Group, Inc.
      Warrants* ......................     1,804         9,471
    Security Capital Pacific Trust
      [REIT] .........................    34,285       831,411
    The Rouse Co. [REIT] .............    13,200       432,300
    United Dominion Realty Trust
      [REIT] .........................    50,000       696,875
                                                    ----------
                                                     5,247,918
                                                    ----------
TOTAL COMMON STOCK
  (COST $83,111,614)..................              89,910,348
                                                    ----------
PREFERRED STOCK -- 0.3%
OIL & GAS
    Cross Timbers Oil Co. $1.5625 Cl-A
      [CVT]
      (COST $225,345).................     9,890       369,639
                                                    ----------
FOREIGN STOCK -- 13.6%
DIVERSIFIED METALS -- 2.7%
    English China Clays
      PLC -- (GBP) ...................   181,000       801,135
    Lonrho PLC -- (GBP) .............. 1,464,035     2,240,317
                                                    ----------
                                                     3,041,452
                                                    ----------
HOTELS & MOTELS -- 0.4%
    Sun International
      Ltd. -- (ZAR) .................. 1,150,000       472,633
                                                    ----------
METALS & MINING -- 2.4%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR) ..................    50,139       669,708
    AVMIN Ltd. -- (ZAR) ..............   240,000       288,512
    Oryx Gold Holdings
      Ltd. -- (ZAR)* ................. 1,450,000       953,487
    Rio Tinto PLC -- (GBP) ...........    63,000       776,421
                                                    ----------
                                                     2,688,128
                                                    ----------
NON-FERROUS METALS -- 0.2%
    Bougainville Copper
      Ltd. -- (AUD)* .................   882,542       270,267
                                                    ----------
PAPER & FOREST PRODUCTS -- 0.7%
    Macmillan Bloedel
      Ltd. -- (CAD) ..................    72,000       747,159
                                                    ----------
PETROLEUM EXPLORATION &
  PRODUCTION -- 0.7%
    Berkley Petroleum
      Corp. -- (CAD)* ................    20,100       210,689
    Northstar Energy
      Corp. -- (CAD)* ................    78,000       547,791
                                                    ----------
                                                       758,480
                                                    ----------
PRECIOUS METALS -- 5.7%
    Banro Resources
      Corp. -- (CAD)* ................    70,000  $    256,810
    Banro Resources Corp. Special --
      (CAD)* .........................    91,630       384,846
    Banro Resources Corp. Special
      Warrants -- (CAD)* .............    45,815             0
    Delta Gold NL -- (AUD) ...........   850,000       894,993
    Gold Fields of South Africa
      Ltd. -- (ZAR) ..................     3,800        58,175
    Goldfields Ltd. -- (AUD) .........   665,000       511,285
    Impala Platinum Holdings Ltd. --
      (ZAR) ..........................    94,900       906,809
    Normandy Mining Ltd. -- (AUD) ....   458,658       445,282
    Prime Resources Group, Inc. --
      (CAD) ..........................   358,000     2,376,626
    Samax 144A -- (CAD)* .............   193,500       574,678
    War Eagle Mining Co., Inc.
      Warrants -- (CAD)* .............    59,000             0
                                                    ----------
                                                     6,409,504
                                                    ----------
REAL ESTATE -- 0.8%
    Security Capital U.S. Realty
      [REIT] -- (NLG)* ...............    60,000       852,000
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $19,480,116)..................              15,239,623
                                                    ----------
                                            PAR
                             MATURITY      (000)
                             ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.4%
    Federal Home Loan
      Mortgage Corp.
      4.75%
      (COST $1,499,802)...... 01/02/98     $1,500     1,499,802
                                                   ------------
COMMERCIAL PAPER -- 3.1%
    Procter & Gamble Co.
      5.90%
    (COST $3,491,396)........ 01/16/98      3,500     3,491,396
                                                   ------------
                                        SHARES
                                       ---------
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash Fund
    (COST $1,082,331)................. 1,082,331     1,082,331
                                                    ----------
TOTAL INVESTMENTS -- 99.7% (COST
  $108,890,604).................................   111,593,139
OTHER ASSETS LESS LIABILITIES -- 0.3%...........       360,920
                                                    ----------
NET ASSETS -- 100.0%............................  $111,954,059
                                                    ==========

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.7% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)        VALUE
                              --------- --------  -------------
CORPORATE OBLIGATIONS -- 18.8%
FINANCIAL SERVICES -- 1.6%
    Salomon, Inc Sr. Notes
      7.00%..................  01/20/98 $ 2,650   $   2,650,954
      9.375%.................  04/15/98   2,000       2,018,400
                                                      4,669,354
FOOD -- 4.7%
    RJR Nabisco Inc. Notes
      7.625%.................  09/15/03   5,000       5,110,600
      8.625%.................  12/01/02   8,000       8,516,720
                                                     13,627,320
INDUSTRIAL PRODUCTS -- 4.7%
    Chesapeake Energy Corp.
      Sr. Notes
      12.00%.................  03/01/01   8,000       8,460,000
    Imperial Chemical, Inc.
      Notes
      6.00% [VR].............  03/05/98   5,000       5,004,810
                                                     13,464,810
TELECOMMUNICATIONS -- 1.7%
    TCI Communications, Inc.
      Sr. Notes
      6.355% [FRN]...........  09/11/00   5,000       5,008,950
UTILITIES -- 6.1%
    Connecticut Light & Power
      7.25%..................  07/01/99   6,000       6,001,260
    Long Island Lighting Co.
      8.50%..................  05/15/06   5,000       5,371,800
      9.75%..................  05/01/21   1,000       1,015,850
      9.625%.................  07/01/24   5,000       5,156,250
                                                     17,545,160
TOTAL CORPORATE OBLIGATIONS
  (COST $53,802,909).........                        54,315,594
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 78.2%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 12.0%
      5.95%..................  06/19/98  10,000      10,013,899
      8.50%..................  01/01/25  19,690      20,551,363
      8.75%..................  10/01/01   2,158       2,215,475
      6.50% [TBA]............  01/14/28   1,500       1,482,660
      6.50% [TBA]............  02/12/28     500         493,905
                                                     34,757,302

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 32.3%
      5.84%.................   06/19/98     5,000      5,003,965
      6.334% [VR]...........   03/01/17     2,379      2,383,901
      6.907%................   05/01/25     1,460      1,491,467
      7.50%...........01/25/22-05/01/24    67,749     69,679,011
      7.694% [VR]...........   01/01/25       475        487,045
      8.00%.................   11/25/23     4,189      4,353,870
      6.50% [TBA]...........   01/14/28    10,000      9,875,000
                                                     -----------
                                                      93,274,259
                                                     -----------
                                            PAR
                               MATURITY    (000)        VALUE
                               --------   -------    -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 30.4%
      6.00%.................   11/20/26   $25,225    $25,824,347
      6.50%.................   01/20/26     8,590      8,772,820
      7.00%.......... 01/15/24-08/15/25     2,634      2,657,162
      7.00% [VR]............   07/20/17       286        292,830
      7.00% [VR]............   08/20/17       373        381,999
      7.00% [VR]............   09/20/17       313        321,775
      7.00% [VR]............   03/20/24     5,991      6,124,922
      7.00% [VR]............   07/20/24       368        376,947
      7.375% [VR]...........   05/20/24     2,957      3,038,597
      8.00%.......... 01/15/25-11/15/25     8,799      9,128,899
      7.50% [TBA]...........   01/22/28    20,000     20,487,600
      8.00% [TBA]...........   01/22/28    10,000     10,365,600
                                                     -----------
                                                      87,773,498
                                                     -----------

STUDENT LOAN MARKETING
  ASSOCIATION -- 3.5%
      6.00%..................  06/30/98  10,000      10,017,699
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $224,126,411)........                       225,822,758
                                                  -------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 3.9%
    Merrill Lynch Mtge.
      Investors, Inc. Cl-B
      7.332% [VR]............  06/15/21   1,096       1,125,023
    Resolution Trust Corp.
      7.50% [VR].............  07/25/28  10,000      10,194,176
                                                  -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $11,261,427).........                        11,319,199
                                                  -------------
U.S. TREASURY OBLIGATIONS --
  3.5%
    U.S. TREASURY
      BILLS -- 0.0%
      5.02% #................  02/05/98      10           9,952
      5.14% #................  03/12/98      15          14,852
                                                  -------------
                                                         24,804
                                                  -------------
    U.S. TREASURY
      NOTES -- 3.5%
      5.625%.................  12/31/02  10,000       9,963,399
                                                  -------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (COST $9,999,014)..........                         9,988,203
                                                  -------------
SOVEREIGN ISSUES -- 2.1%
    Republic of Argentina
      [FRB, BRB]
      6.688%.................  03/31/05   4,800       4,296,600
    Republic of Argentina
      Bote 10 [FRN, PIK]
      5.719%.................  04/01/00   1,994       1,888,014
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (COST $5,808,881)..........                         6,184,614
                                                  -------------

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                              MATURITY   (000)        VALUE
                              --------- --------  -------------
FOREIGN BONDS -- 2.0%
    New Zealand Government
      10.00%
      (COST $6,187,247)......  03/15/02   8,900   $   5,659,577
                                                  -------------
                                          PAR
                                         (000)
                                        --------
CERTIFICATES OF
  DEPOSIT -- 3.5%
    Landesbank Hessen
      Thueringer
      5.93%
      (COST $9,995,127)......  06/30/98 $10,000      10,002,110
                                                  -------------
COMMERCIAL PAPER -- 6.4%
    International Business
      Machines Corp.
      5.82%..................  01/16/98   1,100       1,097,332
    Ford Motor Credit Corp.
      5.68%..................  01/06/98   1,500       1,498,817
    General Electric Capital
      Corp.
      5.60%..................  01/14/98   1,600       1,596,844
    KFW International
      Financial Corp.
      5.89%..................  01/09/98   3,500       3,495,419
    National Rural Utility
      Corp.
      5.54%..................  01/05/98   1,000         999,380
      5.54%..................  01/12/98   1,000         998,267
    New Center Asset Trust
      5.56%..................  01/14/98   1,400       1,397,224
      5.56%..................  01/21/98   5,200       5,184,138
    Procter & Gamble Co.
      5.83%..................  01/16/98   1,300       1,296,842
      6.04%..................  01/26/98     900         896,225
                                                  -------------
TOTAL COMMERCIAL PAPER
  (COST $18,460,217).........                        18,460,488
                                                  -------------

                                       SHARES       VALUE
                                      --------   ------------
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment Cash Fund...  245,384   $    245,384
    Temporary Investment Fund........  245,383        245,383
                                                   ----------
    (COST $490,767)..................                 490,767
                                                   ----------
TOTAL INVESTMENTS -- 118.6%
  (COST $340,132,000)................             342,243,310
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (18.6%)..................             (53,600,863)
                                                   ----------
NET ASSETS -- 100.0%.................            $288,642,447
                                                   ==========

# Securities with an aggregate market value of $24,804 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                       NOTIONAL
                          EXPIRATION    AMOUNT       UNREALIZED
       DESCRIPTION           MONTH      (000)       APPRECIATION
----------------------------------------------------------
U.S. Treasury 10 Year
  Note                       03/98       2,000        $  5,000
                                       ========    =============

Interest rate swap agreement outstanding at December 31, 1997:

                                       NOTIONAL
                          EXPIRATION    AMOUNT       UNREALIZED
       DESCRIPTION           MONTH      (000)       APPRECIATION
----------------------------------------------------------
Receive variable rate
  payments on the
  three-month LIBOR-BBA
  floating rate and pay
  fixed rate payments on
  the then current U.S.
  Treasury 10 Year Note
  with a spread of: 36.50    06/02       7,000        $ 30,344
                                       ========    =============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 96.3%
BUSINESS SERVICES -- 0.5%
    Robert Half International,
      Inc.* ..........................    30,200  $  1,208,000
                                                    ----------
COMPUTER HARDWARE -- 11.3%
    Adaptec, Inc.* ...................   121,100     4,495,838
    Bay Networks, Inc.* ..............   160,700     4,107,894
    Compaq Computer Corp.* ...........   137,320     7,749,997
    Dell Computer Corp.* .............    89,600     7,526,400
    EMC Corp.* .......................   101,700     2,790,394
                                                    ----------
                                                    26,670,523
                                                    ----------
COMPUTER SERVICES & SOFTWARE -- 7.6%
    BMC Software, Inc.* ..............    75,200     4,935,000
    Cadence Design Systems, Inc.* ....   193,900     4,750,550
    CompUSA, Inc.* ...................   266,752     8,269,312
                                                    ----------
                                                    17,954,862
                                                    ----------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 14.5%
    Applied Materials, Inc.* .........   203,700     6,136,462
    Inacom Corp.* ....................   146,100     4,099,931
    KLA-Tencor Corp.* ................   121,100     4,677,487
    Novellus System, Inc.* ...........   121,100     3,913,044
    Sony Corp. [ADR] .................    40,300     3,657,225
    Tech Data Corp.* .................   105,400     4,097,425
    Teradyne, Inc.* ..................   169,700     5,430,400
    VLSI Technology, Inc.* ...........    91,300     2,156,962
                                                    ----------
                                                    34,168,936
                                                    ----------
FINANCIAL-BANK & TRUST -- 6.0%
    Chase Manhattan Corp. ............    44,300     4,850,850
    Citicorp .........................    44,300     5,601,181
    Northern Trust Corp. .............    52,300     3,647,925
                                                    ----------
                                                    14,099,956
                                                    ----------
FINANCIAL SERVICES -- 12.5%
    Ahmanson, (H.F.) & Co. ...........    95,200     6,372,450
    Franklin Resources, Inc. .........    40,800     3,547,050
    Household International, Inc. ....    39,500     5,038,719
    Merrill Lynch & Co., Inc. ........    97,076     7,080,481
    Schwab, (Charles) Corp. ..........    88,700     3,719,856
    SunAmerica, Inc. .................    88,750     3,794,062
                                                    ----------
                                                    29,552,618
                                                    ----------
FOOD -- 1.6%
    Safeway, Inc.* ...................    59,500     3,763,375
                                                    ----------
HEALTHCARE SERVICES -- 4.9%
    Concentra Managed Care, Inc.* ....    81,800     2,760,750
    Healthcare Compare Corp.* ........    88,100     4,504,112
    United Healthcare Corp. ..........    86,600     4,302,937
                                                    ----------
                                                    11,567,799
                                                    ----------
INSURANCE -- 2.9%
    The Equitable Companies, Inc. ....    45,500     2,263,625
    Travelers Group, Inc. ............    86,050     4,635,944
                                                    ----------
                                                     6,899,569
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 3.1%
    HBO & Co. ........................   150,400     7,219,200
                                                    ----------

                                        SHARES       VALUE
                                       ---------  ------------
OFFICE EQUIPMENT -- 1.1%
    Staples, Inc.* ...................    89,500  $  2,483,625
                                                    ----------
PHARMACEUTICALS -- 9.2%
    Bristol-Meyers Squibb Co. ........    29,100     2,753,587
    Cardinal Health, Inc. ............    59,100     4,439,887
    Lilly, (Eli) & Co. ...............    46,500     3,237,563
    McKesson Corp. ...................    63,600     6,880,725
    Pfizer, Inc. .....................    59,100     4,406,644
                                                    ----------
                                                    21,718,406
                                                    ----------
RETAIL & MERCHANDISING -- 13.4%
    Costco Companies, Inc.* ..........    91,000     4,060,875
    CVS Corp. ........................    77,200     4,945,625
    Dayton-Hudson Corp. ..............    69,700     4,704,750
    Gap, Inc. ........................   113,650     4,027,472
    General Nutrition Companies,
      Inc.* ..........................    60,400     2,053,600
    Nordstrom, Inc. ..................    86,000     5,192,250
    Starbucks Corp. ..................    88,800     3,407,700
    Walgreen Co. .....................   103,900     3,259,863
                                                    ----------
                                                    31,652,135
                                                    ----------
SEMICONDUCTORS -- 0.8%
    National Semiconductor Corp.* ....    74,500     1,932,344
                                                    ----------
TELECOMMUNICATIONS -- 2.7%
    Lucent Technologies, Inc. ........    45,500     3,634,313
    Northern Telecom Ltd. ............    30,600     2,723,400
                                                    ----------
                                                     6,357,713
                                                    ----------
TRANSPORTATION -- 4.2%
    CNF Transportation, Inc. .........    98,000     3,760,750
    Federal Express Corp.* ...........    38,400     2,344,800
    Swift Transportation Co., Inc. ...    23,100       747,863
    USFreightways Corp. ..............    50,000     1,625,000
    Werner Enterprises, Inc. .........    30,100       617,050
    Yellow Corp. .....................    30,100       756,263
                                                    ----------
                                                     9,851,726
                                                    ----------
TOTAL COMMON STOCK
  (COST $218,581,896).................             227,100,787
                                                    ----------


ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
SHORT-TERM INVESTMENTS -- 2.9%
    Temporary Investment Cash Fund ... 3,376,869  $  3,376,869
    Temporary Investment Fund ........ 3,376,869     3,376,869
                                                    ----------
    (COST $6,753,738).................               6,753,738
                                                    ----------
TOTAL INVESTMENTS -- 99.2%
  (COST $225,335,634).................             233,854,525
OTHER ASSETS LESS
  LIABILITIES -- 0.8%.................               1,793,174
                                                    ----------
NET ASSETS -- 100.0%..................            $235,647,699
                                                    ==========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
FOREIGN STOCK -- 87.9%
ARGENTINA -- 1.0%
    Banco Rio de La Plata SA* .......      9,650  $    135,100
    Nortel Inversora [ADR]* .........     38,625       984,938
    Telecom Argentina Stet SA
      Cl-B [ADR] ....................     11,550       412,912
    Telefonica de Argentina SA
      Cl-B [ADR] ....................      6,400       238,400
    YPF SA [ADR] ....................     23,000       786,313
                                                    ----------
                                                     2,557,663
                                                    ----------
AUSTRIA -- 0.6%
    Erste Bank Der Oesterreichischen
      Sparkassen AG 144A* ...........     30,133     1,499,404
                                                    ----------
BRAZIL -- 0.9%
    Companhia Energetica de Minas
      Geras [ADR] ...................      3,125       135,778
    Companhia Paranaense de Energia-
      Copel .........................     69,900       956,756
    Ericsson Telecomunicacoes SA .... 20,540,000       658,888
    Petroleo Brasileiro SA ..........    580,000       135,643
    Unibanco Holdings SA Sponsored
      [GDR]* ........................      9,275       298,539
                                                    ----------
                                                     2,185,604
                                                    ----------
CHILE -- 0.1%
    Quinenco SA [ADR]* ..............     23,800       273,700
                                                    ----------
DENMARK -- 1.3%
    BG Bank AS ......................      5,686       382,820
    BG Bank AS 144A* ................     12,772       859,897
    SAS Danmark AS ..................     24,525       358,175
    Sophus Berendsen AS .............      7,601     1,254,399
    Unidanmark AS Cl-A ..............      5,663       416,007
                                                    ----------
                                                     3,271,298
                                                    ----------
FINLAND -- 4.1%
    Amer Group Ltd.* ................     14,866       285,282
    Merita Ltd. Cl-A.................    251,062     1,373,919
    Metra Oy Cl-B ...................      4,193        98,560
    Nokia AB Cl-A ...................     32,112     2,282,139
    Nokia Corp. Cl-A [ADR] ..........     11,950       836,500
    Pohjola Insurance Co. ...........     61,232     2,271,400
    Raision Tehtaat Oy ..............     11,179     1,328,223
    Sampo Insurance Co. Ltd. ........     63,296     2,057,375
                                                    ----------
                                                    10,533,398
                                                    ----------
FRANCE -- 10.8%
    Alcatel Alsthom .................      2,414       306,974
    Assurances Generales de
      France ........................      6,299       333,909
    Axime* ..........................      4,952       638,770
    Banque Nationale de Paris .......     13,700       728,513
    Cap Gemini SA ...................     15,331     1,257,650
    Compagnie Francaise d'Etudes et
      de Construction Technip .......      5,405       570,521
    Credit Commercial de France .....     10,904       747,674
    Credit Local de France ..........     10,155     1,176,562
    Dassault Systemes SA [ADR] ......      1,750        54,031
    GrandVision 144A* ...............     23,024       947,619
    GrandVision* ....................     12,492       514,144

                                        SHARES       VALUE
                                      ----------  ------------
    Groupe Danone ...................      4,480  $    800,551
    Groupe Danone [ADR]..............    125,775     4,496,456
    Lagardere S.C.A. ................      8,365       276,708
    Michelin C.G.D.E. Cl-B ..........     28,403     1,430,570
    Renault SA* .....................     67,657     1,904,022
    Rhone-Poulenc ...................     26,034     1,166,710
    Societe Generale ................      2,013       274,385
    Societe Nationale Elf Aquitaine
      SA ............................     37,009     4,306,334
    Suez Lyonnaise des Eaux .........     16,102     1,782,610
    Total SA Cl-B ...................     35,552     3,870,861
    Union des Assurances
      Federales .....................        340        44,649
                                                    ----------
                                                    27,630,223
                                                    ----------
GERMANY -- 5.9%
    Adidas AG .......................      4,214       557,792
    Allianz AG ......................      2,478       639,470
    AMB Aachener & Muenchener
      Beteiligungs AG ...............     11,785     1,297,763
    Bankgesellschaft Berlin AG ......     25,780       566,344
    Bayerische Vereinsbank AG .......     44,412     2,865,227
    Deutsche Bank AG ................     39,815     2,785,659
    Deutsche Lufthansa AG ...........     33,533       630,362
    Deutsche Lufthansa AG 144A ......     48,330       908,519
    Deutsche Pfandbrief &
      Hypothekenbank AG .............     26,600     1,575,549
    Fresenius Medical Care AG
      [ADR]* ........................      4,175        90,806
    Muenchener Rueckversicherung
      AG ............................      1,354       515,081
    Pfeiffer Vacuum Technology AG
      [ADR]* ........................     80,525     2,259,733
    Siemens AG ......................      4,533       273,537
                                                    ----------
                                                    14,965,842
                                                    ----------
HONG KONG -- 0.6%
    China Telecom Ltd. 144A .........    164,000       281,508
    Citic Pacific Ltd. ..............     67,000       266,330
    First Pacific Co. Ltd. ..........  1,184,860       573,447
    Hutchison Whampoa Ltd. ..........     26,000       163,082
    Swire Pacific Ltd. Cl-A .........     57,000       312,650
                                                    ----------
                                                     1,597,017
                                                    ----------
IRELAND -- 0.6%
    Ryanair Holdings PLC [ADR]* .....     59,675     1,499,334
                                                    ----------
ITALY -- 3.4%
    Aeroporti di Roma SPA 144A* .....    197,886     2,053,855
    Assicurazioni Generali ..........    104,638     2,571,567
    Banca Commerciale Italia NA .....    830,689     2,889,563
    Credito Italiano SPA ............    163,293       503,826
    Telecom Italia SPA ..............    103,609       662,208
                                                    ----------
                                                     8,681,019
                                                    ----------
JAPAN -- 8.2%
    Bridgestone Corp. ...............     33,130       721,098
    Fujitsu Ltd. ....................     32,000       344,559
    Hitachi Ltd. ....................     65,000       464,925
    Kita Kyushu Coca-Cola
      Bottling ......................     33,550       639,927
    Matsushita Electric Works
      Ltd. ..........................     26,000       225,963
    Mitsubishi Estate Co. Ltd. ......     93,000     1,015,681

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    Mitsui Fudosan Co. Ltd. .........     13,000  $    125,980
    Nippon Denso Corp. ..............     16,000       289,184
    Nippon Telegraph & Telephone
      Corp. .........................        674     5,805,827
    NTT Data Corp. ..................         38     2,054,590
    Rohm Co. ........................     12,000     1,227,493
    Ryohin Keikaku Co. Ltd. .........      2,000       132,286
    Sony Corp. ......................     64,000     5,709,843
    Takeda Chemical Industries ......     61,000     1,745,255
    Tokyo Electron Ltd. .............     17,000       546,527
                                                    ----------
                                                    21,049,138
                                                    ----------
MEXICO -- 0.9%
    Cifra V* ........................     68,818       169,019
    Fomento Economico Mexicano SA
      Cl-B ..........................     65,000       519,238
    Grupo Carso SA de CV ............     21,100       140,548
    Grupo Casa Autrey SA de CV
      [ADR] .........................     14,075       287,658
    Grupo Televisa SA [GDR]* ........     17,250       667,359
    Kimberly-Clark de Mexico SA
      Cl-A ..........................     82,800       392,339
                                                    ----------
                                                     2,176,161
                                                    ----------
NETHERLANDS -- 10.9%
    AKZO Nobel NV ...................     27,105     4,674,313
    ASM Lithography Holding NV* .....      4,900       330,750
    Elsevier NV .....................    165,899     2,684,198
    Getronics NV ....................     79,541     2,534,665
    KLM Royal Dutch Airlines NV .....     41,745     1,544,410
    Koninklijke Ahrend Groep NV .....     40,990     1,287,995
    Koninklijke Nutricia Verenigde
      Bedrijven NV ..................      8,595       260,746
    Philips Electronics NV ..........     62,915     3,773,851
    Philips Electronics NV [ADR] ....     70,179     4,245,830
    Simac Techniek NV ...............      3,252       378,582
    Vedior NV 144A ..................      6,516       117,320
    Wolters Kluwer NV ...............     45,872     5,926,252
                                                    ----------
                                                    27,758,912
                                                    ----------
NORWAY -- 1.0%
    Ekornes ASA .....................     19,206       157,614
    Merkantildata ASA ...............     13,549       466,815
    Petroleum Geo-Services [ADR]* ...     19,975     1,293,381
    SAS Norge ASA Cl-B ..............     26,266       366,973
    Tomra Systems ASA ...............     17,824       398,926
                                                    ----------
                                                     2,683,709
                                                    ----------
PERU -- 0.2%
    Millicom International Cellular
      SA* ...........................      3,225       121,341
    Telefonica del Peru SA
      Cl-B [ADR] ....................     17,000       396,313
                                                    ----------
                                                       517,654
                                                    ----------
PORTUGAL -- 1.1%
    Brisa-Auto Estradas de Portugal
      SA* ...........................     79,700     2,858,189
                                                    ----------
RUSSIA -- 0.2%
    Lukoil Holding [ADR] ............      4,450       408,621
    Mosenergo [ADR] 144A* ...........      1,650        62,700
    Unified Energy Systems [GDR]* ...      4,680       140,400
                                                    ----------
                                                       611,721
                                                    ----------
                                        SHARES       VALUE
                                      ----------  ------------
SOUTH AFRICA -- 0.3%
    Dimension Data Holdings Ltd.
      144A* .........................    203,297  $    877,298
                                                    ----------
SPAIN -- 0.3%
    Tele Pizza SA* ..................      9,277       748,659
                                                    ----------
SWEDEN -- 8.0%
    Assa Abloy AB Cl-B ..............     69,858     1,848,943
    Electrolux AB Cl-B ..............     89,117     6,188,712
    Ericsson, (L.M.) Telephone Co.
      [ADR] .........................     17,088       637,596
    Ericsson, (L.M.) Telephone Co.
      Cl-B ..........................     45,022     1,693,781
    Investor AB .....................     18,763       915,169
    Medical Invest Svenska AB* ......     10,572       353,095
    Munters AB 144A* ................     61,603       531,839
    Prosolvia AB Cl-B 144A* .........      9,200       367,566
    SAS Sverige AB ..................     29,019       420,599
    Securitas AB ....................    213,323     6,452,634
    Skandinaviska Enskilda Banken ...     78,461       993,821
                                                    ----------
                                                    20,403,755
                                                    ----------
SWITZERLAND -- 7.5%
    Ares-Serono Group ...............        743     1,227,678
    Baloise Holding Ltd. ............        144       266,862
    Clariant AG .....................        129       107,902
    Credit Suisse Group .............      7,618     1,180,397
    Kuoni Reisen AG .................        508     1,906,894
    Novartis AG .....................      1,036     1,683,398
    Roche Holding AG ................        249     2,476,257
    Sair Group* .....................         24        32,909
    Schweizerische
      Lebensversicherungs-Und
      Rentenanstalt .................      8,256     6,492,497
    Union Bank of Switzerland........      1,533     2,219,805
    Zurich
      Versicherungs-Gesellschaft ....      3,427     1,635,317
                                                    ----------
                                                    19,229,916
                                                    ----------
UNITED KINGDOM -- 20.0%
    Amvescap PLC ....................     29,237       251,599
    Barclays PLC ....................     23,891       636,045
    British Petroleum Co. PLC .......     67,365       886,746
    Capita Group PLC ................    254,217     1,543,498
    Compass Group PLC ...............     67,929       831,578
    Compass Group PLC 144A ..........      9,626       118,632
    Electrocomponents PLC ...........    318,758     2,370,689
    Energis PLC .....................    169,380       707,898
    Freepages Group PLC* ............    202,634       109,194
    Hays PLC ........................     79,014     1,055,687
    Imperial Chemical Industries
      PLC ...........................     69,994     1,095,258
    JBA Holdings PLC ................     77,893     1,318,189
    Lloyds TSB Group PLC ............    380,572     4,928,180
    Logica PLC ......................    114,457     2,179,909
    Misys PLC .......................     16,581       499,272

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    National Westminster Bank PLC ...     27,398  $    456,220
    Newsquest PLC 144A* .............    566,132     2,482,504
    Pilkington PLC ..................    295,677       622,734
    Powerscreen International PLC ...    637,517     6,372,548
    Premier Farnell PLC .............    110,312       799,546
    Rentokil Initial PLC ............  1,395,324     6,084,095
    Royal & Sun Alliance Insurance
      Group PLC .....................    139,446     1,406,506
    Select Appointments Holdings
      PLC ...........................    142,950     2,608,838
    SEMA Group PLC ..................     56,654     1,381,975
    Siebe PLC .......................    330,589     6,500,269
    Smithkline Beecham PLC [ADR] ....      1,000        51,438
    Stagecoach Holdings PLC .........     35,434       489,167
    TI Group PLC ....................      7,571        58,052
    Tomkins PLC .....................    144,103       689,987
    Victrex PLC .....................     27,849       105,851
    Virgin Express Holdings PLC
      [ADR]* ........................     31,100       629,775
    Wetherspoon, (J.D.) PLC .........      2,490        13,725
    Williams PLC ....................    323,330     1,798,199
                                                    ----------
                                                    51,083,803
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $210,319,143)................              224,693,417
                                                    ----------
COMMON STOCK -- 3.6%
CHEMICALS -- 0.1%
    Monsanto Co. ....................      3,250       136,500
    Solutia, Inc. ...................        650        17,347
                                                    ----------
                                                       153,847
                                                    ----------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 0.9%
    Texas Instruments, Inc. .........     53,700     2,416,500
                                                    ----------
FINANCIAL SERVICES -- 0.1%
    Romanian Investment Fund** ......        163       150,775
                                                    ----------
OIL & GAS -- 1.7%
    Schlumberger Ltd. ...............     52,125     4,196,063
    Transocean Offshore, Inc. .......      7,200       346,950
                                                    ----------
                                                     4,543,013
                                                    ----------
                                        SHARES       VALUE
                                      ----------  ------------
PHARMACEUTICALS -- 0.1%
    Bristol-Meyers Squibb Co. .......      2,600  $    246,025
                                                    ----------
TELECOMMUNICATIONS -- 0.7%
    Northern Telecom Ltd. ...........     19,250     1,713,250
                                                    ----------
TOTAL COMMON STOCK
  (COST $9,602,095)..................                9,223,410
                                                    ----------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                              MATURITY    (000)
                              --------  ---------
FOREIGN BONDS -- 0.2%
JAPAN
    STB Cayman Capital Ltd.
      144A
      0.50%
      (COST $650,421)........ 10/01/07     75,000       428,430
                                                  -------------

                                           PAR
                                          (000)
                                        ---------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 3.9%
    Federal Mortgage Corp.
      Disc. Notes
      5.70%
      (COST $9,998,417)......                         9,998,417
                              01/02/98  $  10,000 -------------
COMMERCIAL PAPER -- 4.3%
    General Electric Capital
      Services, Inc.
      6.70%
      (COST $11,097,936).....                        11,097,936
                              01/02/98     11,100 -------------
TOTAL INVESTMENTS -- 99.9%
  (COST $241,668,012)..................             255,441,610
OTHER ASSETS LESS
  LIABILITIES -- 0.1%..................                 263,514
                                                  -------------
NET ASSETS -- 100.0%...................           $ 255,705,124
                                                    ===========

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                            UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE            FOR          AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------
2/98           Buy      CHF       4,000,000      $ 2,889,088     $ 2,759,725      $   (129,363)
2/98           Buy      DEM       6,575,000        3,824,600       3,665,234          (159,366)
1/98           Buy      FRF      14,257,261        2,484,753       2,372,025          (112,728)
2/98           Buy      FRF      10,000,000        1,746,533       1,667,303           (79,230)
4/98           Buy      FRF       6,000,000        1,051,814       1,004,386           (47,428)
2/98           Buy      GBP       4,500,000        7,486,830       7,381,163          (105,667)
1/98           Buy      JPY     125,861,393          967,554         968,717             1,163
3/98           Buy      JPY     320,000,000        2,683,524       2,488,942          (194,582)
1/98           Buy      NLG         625,000          322,639         308,436           (14,203)
2/98           Buy      NLG       7,950,000        4,056,605       3,930,596          (126,009)
4/98           Buy      NLG       3,250,000        1,666,667       1,611,935           (54,732)
1/98           Buy      SEK       2,022,304          259,117         254,897            (4,220)
                                                 -----------     -----------      ------------
                                                 $29,439,724     $28,413,359      $ (1,026,365)
                                                 ===========     ===========      ============

                                                     IN                            UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS       APPRECIATION
  MONTH        TYPE               DELIVER            FOR          AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------
1/98           Sell     CHF       1,009,714      $   695,498     $   692,918       $    2,580
2/98           Sell     CHF       6,990,000        4,884,062       4,822,949           61,113
1/98           Sell     DEM       1,333,698          751,167         741,903            9,264
2/98           Sell     DEM       7,392,500        4,098,846       4,121,185          (22,339)
3/98           Sell     DEM       1,675,000          976,107         934,559           41,548
1/98           Sell     FRF      16,100,059        2,678,522       2,679,209             (687)
2/98           Sell     FRF      18,750,000        3,151,715       3,127,374           24,341
3/98           Sell     FRF       1,500,000          257,909         250,698            7,211
4/98           Sell     FRF      11,000,000        1,880,760       1,841,374           39,386
1/98           Sell     GBP           9,284           15,474          15,274              200
2/98           Sell     GBP      10,935,000       17,657,003      17,933,164         (276,161)
1/98           Sell     JPY      20,000,000          176,991         154,024           22,967
2/98           Sell     JPY     255,000,000        2,149,643       1,975,673          173,970
3/98           Sell     JPY     726,200,000        6,269,486       5,648,343          621,143
4/98           Sell     JPY     653,000,000        5,130,981       5,106,563           24,418
1/98           Sell     NLG         625,000          313,362         308,436            4,926
2/98           Sell     NLG       9,975,000        4,939,231       4,932,040            7,191
4/98           Sell     NLG       6,500,000        3,311,427       3,223,871           87,556
1/98           Sell     SEK       2,213,557          283,689         279,004            4,685
2/98           Sell     SEK      13,000,000        1,723,224       1,639,865           83,359
10/98          Sell     ZAR       1,750,000          346,741         359,612          (12,871)
                                                 -----------     -----------       ----------
                                                 $61,691,838     $60,788,038       $  903,800
                                                 ===========     ===========       ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.

** Closed-end funds.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 4.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 93.2%
AEROSPACE -- 2.8%
    Boeing Co. ........................  26,825  $  1,312,748
    General Motors Corp. Cl-H .........  15,420       569,577
    Northrop Grumman Corp. ............   8,170       939,550
    Raytheon Co. Cl-A .................   9,050       446,294
                                                   ----------
                                                    3,268,169
                                                   ----------
AIRLINES -- 0.9%
    Delta Air Lines, Inc. .............   8,673     1,032,087
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 0.5%
    Chrysler Corp. ....................  16,070       565,463
                                                   ----------
AUTOMOTIVE PARTS -- 4.0%
    Dana Corp. ........................  27,836     1,322,210
    Eaton Corp. .......................   9,343       833,863
    Goodyear Tire & Rubber Co. ........  23,845     1,517,138
    TRW, Inc. .........................  18,483       986,530
                                                   ----------
                                                    4,659,741
                                                   ----------
BEVERAGES -- 0.9%
    PepsiCo, Inc. .....................  30,245     1,102,052
                                                   ----------
BUILDING MATERIALS -- 1.5%
    Lowe's Companies, Inc. ............  23,594     1,125,139
    Masco Corp. .......................  13,524       688,033
                                                   ----------
                                                    1,813,172
                                                   ----------
CHEMICALS -- 2.5%
    Dupont, (E.I.) de Nemours & Co. ...  17,143     1,029,651
    Eastman Chemical Co. ..............  16,638       991,001
    Witco Corp. .......................  21,810       890,121
                                                   ----------
                                                    2,910,773
                                                   ----------
COMPUTER HARDWARE -- 3.7%
    Hewlett-Packard Co. ...............  30,856     1,928,500
    International Business Machines
      Corp. ...........................  18,665     1,951,659
    Seagate Technology, Inc.* .........  25,445       489,816
                                                   ----------
                                                    4,369,975
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 2.0%
    Computer Associates International,
      Inc. ............................  31,710     1,676,666
    NCR Corp.* ........................  24,130       671,116
                                                   ----------
                                                    2,347,782
                                                   ----------
CONGLOMERATES -- 3.3%
    Minnesota Mining & Manufacturing
      Co. .............................  12,503     1,026,027
    Philip Morris Companies, Inc. .....  33,954     1,538,541
    Tenneco, Inc. .....................  33,680     1,330,360
                                                   ----------
                                                    3,894,928
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 3.4%
    Clorox Co. ........................   9,090       718,678
    Colgate-Palmolive Co. .............   1,500       110,250
    Eastman Kodak Co. .................  22,635     1,376,491
    RJR Nabisco Holdings Corp. ........  23,480       880,500
    Whitman Corp. .....................  33,450       871,791
                                                   ----------
                                                    3,957,710
                                                   ----------
CONTAINERS & PACKAGING -- 1.7%
    Owens-Illinois, Inc.* .............  44,105     1,673,233
    Temple-Inland, Inc. ...............   6,678       349,343
                                                   ----------
                                                    2,022,576
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 3.2%
    Emerson Electric Co. ..............  19,810  $  1,118,027
    Polaroid Corp. ....................  24,924     1,213,487
    Texas Instruments, Inc. ...........  31,620     1,422,900
                                                   ----------
                                                    3,754,414
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.9%
    Browning-Ferris Industries,
      Inc. ............................  29,195     1,080,215
                                                   ----------
FINANCIAL-BANK & TRUST -- 10.5%
    Banc One Corp. ....................  19,021     1,033,078
    BankBoston Corp. ..................   6,550       615,291
    Bankers Trust New York Corp. ......  10,280     1,155,858
    Crestar Financial Corp. ...........     700        39,900
    First Chicago NBD Corp. ...........  11,685       975,698
    First Tennessee National Corp. ....   5,451       363,854
    Mercantile Bancorporation, Inc. ...   9,777       601,286
    Morgan, (J.P.) & Co., Inc. ........  10,238     1,155,614
    National City Corp. ...............   8,670       570,053
    PNC Bank Corp. ....................  44,725     2,552,120
    Regions Financial Corp. ...........  11,836       499,331
    Summit Bancorp ....................  11,100       591,075
    Suntrust Banks, Inc. ..............   6,740       481,068
    Union Planters Corp. ..............  10,521       714,770
    Wells Fargo & Co. .................   2,860       970,791
                                                   ----------
                                                   12,319,787
                                                   ----------
FINANCIAL SERVICES -- 1.3%
    Ahmanson, (H.F.) & Co. ............   4,383       293,387
    Beneficial Corp. ..................   7,979       663,254
    Washington Mutual, Inc. ...........   8,260       527,091
                                                   ----------
                                                    1,483,732
                                                   ----------
FOOD -- 4.9%
    General Mills, Inc. ...............  21,731     1,556,483
    Heinz, (H.J.) Co. .................  22,705     1,153,698
    Quaker Oats Co. ...................  23,905     1,260,989
    Ralston Purina Group ..............   7,850       729,559
    Sara Lee Corp. ....................  18,768     1,056,873
                                                   ----------
                                                    5,757,602
                                                   ----------
HOTELS & MOTELS -- 0.7%
    ITT Corp.* ........................  10,700       886,763
                                                   ----------
INSURANCE -- 3.2%
    American General Corp. ............  23,360     1,262,900
    AON Corp. .........................  20,519     1,202,926
    CIGNA Corp. .......................   5,962     1,031,799
    USF&G Corp. .......................  11,859       261,639
                                                   ----------
                                                    3,759,264
                                                   ----------
MACHINERY & EQUIPMENT -- 2.3%
    Caterpillar, Inc. .................  18,875       916,617
    Cooper Industries, Inc. ...........  20,190       989,310
    Deere & Co. .......................  13,380       780,221
                                                   ----------
                                                    2,686,148
                                                   ----------

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
    Baxter International, Inc. ........  30,957  $  1,561,394
    Johnson & Johnson Co. .............  20,725     1,365,259
                                                   ----------
                                                    2,926,653
                                                   ----------
OFFICE EQUIPMENT -- 3.1%
    Pitney Bowes, Inc. ................  12,975     1,166,939
    Xerox Corp. .......................  34,082     2,515,678
                                                   ----------
                                                    3,682,617
                                                   ----------
OIL & GAS -- 10.1%
    Amoco Corp. .......................  14,863     1,265,213
    Atlantic Richfield Co. ............  14,721     1,179,520
    British Petroleum Co. PLC [ADR] ...  12,971     1,033,627
    Coastal Corp. .....................  14,816       917,666
    Enron Corp. .......................   8,900       369,906
    Exxon Corp. .......................  17,691     1,082,468
    Kerr-McGee Corp. ..................   9,595       607,483
    Mobil Corp. .......................  15,424     1,113,420
    Occidental Petroleum Corp. ........  32,273       946,002
    Societe Nationale Elf Aquitaine SA
      [ADR] ...........................  28,175     1,651,759
    Tosco Corp. .......................  31,125     1,176,914
    YPF Sociedad Anonima [ADR] ........  15,600       533,325
                                                   ----------
                                                   11,877,303
                                                   ----------
PAPER & FOREST PRODUCTS -- 2.8%
    Boise Cascade Corp. ...............  28,885       873,771
    Kimberly-Clark Corp. ..............  35,282     1,739,844
    Willamette Industries, Inc. .......  22,385       720,517
                                                   ----------
                                                    3,334,132
                                                   ----------
PHARMACEUTICALS -- 7.0%
    American Home Products Corp. ......  20,839     1,594,184
    Bristol-Meyers Squibb Co. .........  18,320     1,733,530
    Glaxo Wellcome PLC [ADR] ..........  12,360       591,735
    Merck & Co., Inc. .................  19,045     2,023,531
    Pharmacia & Upjohn, Inc. ..........  63,157     2,313,125
                                                   ----------
                                                    8,256,105
                                                   ----------
PRINTING & PUBLISHING -- 1.1%
    McGraw-Hill Co., Inc. .............  12,415       918,710
    Times Mirror Co. Cl-A .............   6,200       381,300
                                                   ----------
                                                    1,300,010
                                                   ----------
RAILROADS -- 1.7%
    Canadian National Railway Co. .....  12,408       586,278
    Norfolk Southern Corp. ............     332        10,230
    Union Pacific Corp. ...............  22,015     1,374,562
                                                   ----------
                                                    1,971,070
                                                   ----------
RETAIL & MERCHANDISING -- 2.0%
    Kmart Corp.* ......................  86,000       994,375
    Penney, (J.C.) Co., Inc. ..........     600        36,188
    Toys 'R' Us, Inc.* ................  41,375     1,300,727
                                                   ----------
                                                    2,331,290
                                                   ----------
SEMICONDUCTORS -- 1.5%
    Intel Corp. .......................  24,398  $  1,713,197
                                                   ----------
TELECOMMUNICATIONS -- 7.0%
    AT&T Corp. ........................  17,989     1,101,826
    Bell Atlantic Corp. ...............  14,185     1,290,835
    BellSouth Corp. ...................  24,534     1,381,571
    SBC Communications, Inc. ..........  18,937     1,387,135
    Sprint Corp. ......................  31,246     1,831,797
    U.S. West Communications Group ....  26,186     1,181,643
                                                   ----------
                                                    8,174,807
                                                   ----------
TRANSPORTATION -- 0.2%
    Ryder Systems, Inc. ...............   5,606       183,597
                                                   ----------
TOTAL COMMON STOCK
  (COST $103,780,576)..................           109,423,134
                                                   ----------

                                            PAR
                                 MATURITY  (000)
                                 --------- ------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 2.5%
    Federal Home Loan Mtge. Corp.
      5.72%.....................  01/14/98 $2,000     1,995,869
      5.71%.....................  01/20/98  1,000       996,986
                                                   ------------
      (COST $2,992,855).........                      2,992,855
                                                   ------------
REPURCHASE AGREEMENTS -- 3.5%
    UBS Securities Funding,
      Inc. 6.45%, dated
      12/31/97,
      repurchase price
      $4,081,462
      (Collateralized by U.S.
      Treasury Notes, par
      value $3,052,000,
      market value
      $4,168,364 due
      02/15/19)
      (COST $4,080,000).........  01/02/98  4,080     4,080,000
                                                   ------------

                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund .....    173           173
    Temporary Investment Fund ..........    172           172
                                                 ------------
    (COST $345).........................                  345
                                                 ------------
TOTAL INVESTMENTS -- 99.2%
  (COST $110,853,776)...................          116,496,334
OTHER ASSETS LESS LIABILITIES -- 0.8%...              941,982
                                                 ------------
NET ASSETS -- 100.0%....................         $117,438,316
                                                  ===========

--------------------------------------------------------------------------------
* Non-income producing securities.
Definitions of abbreviations are included following the Schedules of Investments.
See Notes to Financial Statements.

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  -----------
COMMON STOCK -- 56.2%
ADVERTISING -- 2.5%
    Outdoor Systems, Inc.* .............. 18,800  $   721,450
                                                   ----------
AIRLINES -- 1.2%
    Alaska Air Group, Inc.* .............  3,900      151,125
    AMR Corp.* ..........................  1,500      192,750
                                                   ----------
                                                      343,875
                                                   ----------
BEVERAGES -- 1.8%
    Coca-Cola Co. .......................  7,800      519,675
                                                   ----------
BROADCASTING -- 2.4%
    Clear Channel Communications,
      Inc.* .............................  8,700      691,106
                                                   ----------
COMPUTER HARDWARE -- 1.6%
    Hewlett-Packard Co. .................    900       56,250
    International Business Machines
      Corp. .............................  3,800      397,337
                                                   ----------
                                                      453,587
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 4.5%
    America Online, Inc.* ...............  2,700      240,806
    BMC Software, Inc.* .................  3,600      236,250
    Cisco Systems, Inc.* ................  6,700      373,525
    Compuware Corp.* .................... 10,200      326,400
    Sun Microsystems, Inc.* .............  3,200      127,600
                                                   ----------
                                                    1,304,581
                                                   ----------
CONGLOMERATES -- 3.3%
    Tyco International Ltd. ............. 21,200      955,325
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 5.7%
    Gillette Co. ........................  4,800      482,100
    Procter & Gamble Co. ................  9,600      766,200
    Sunbeam Oster Corp. .................  6,600      278,025
    U.S. Industries, Inc. ...............  3,850      115,981
                                                   ----------
                                                    1,642,306
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    General Electric Co. ................ 13,600      997,900
    SCI Systems, Inc.* ..................  1,400       60,987
                                                   ----------
                                                    1,058,887
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.6%
    Viacom, Inc. Cl-B* ..................  4,300      178,181
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.5%
    USA Waste Services, Inc.* ...........  3,400      133,450
                                                   ----------
FINANCIAL-BANK & TRUST -- 2.3%
    BankAmerica Corp. ...................  4,300      313,900
    Charter One Financial, Inc. .........  3,120      196,950
    Citicorp ............................  1,200      151,725
                                                   ----------
                                                      662,575
                                                   ----------
FINANCIAL SERVICES -- 4.5%
    American Express Co. ................  2,300      205,275
    CIT Group, Inc. Cl-A* ...............  7,300      235,425
    Fannie Mae ..........................  2,600      148,362
    Morgan Stanley, Dean Witter, Discover
      & Co. .............................  2,400      141,900
    SunAmerica, Inc. .................... 13,300      568,575
                                                   ----------
                                                    1,299,537
                                                   ----------
INSURANCE -- 2.6%
    American International Group,
      Inc. ..............................  1,600      174,000
    Conseco, Inc. .......................  4,800      218,100
    Travelers Group, Inc. ...............  6,900      371,737
                                                   ----------
                                                      763,837
                                                   ----------

                                          SHARES     VALUE
                                          ------  -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
    Guidant Corp. .......................  3,200  $   199,200
    Medtronic, Inc. .....................  3,300      172,631
                                                   ----------
                                                      371,831
                                                   ----------
OIL & GAS -- 2.6%
    Diamond Offshore Drilling, Inc. .....  1,500       72,188
    Falcon Drilling Co., Inc.* ..........  4,200      147,263
    Input-Output, Inc.* ................. 17,600      522,500
                                                   ----------
                                                      741,951
                                                   ----------
PHARMACEUTICALS -- 9.2%
    Bristol-Meyers Squibb Co. ...........  6,300      596,138
    Cardinal Health, Inc. ...............  2,600      195,325
    Lilly, (Eli) & Co. .................. 10,900      758,913
    Merck & Co., Inc. ...................  1,000      106,250
    Pfizer, Inc. ........................  7,200      536,850
    Warner-Lambert Co. ..................  3,800      471,200
                                                   ----------
                                                    2,664,676
                                                   ----------
PRINTING & PUBLISHING -- 1.8%
    McGraw-Hill Co., Inc. ...............  7,200      532,800
                                                   ----------
RETAIL & MERCHANDISING -- 0.5%
    Pier 1 Imports, Inc. ................  6,400      144,800
                                                   ----------
TELECOMMUNICATIONS -- 3.7%
    Ameritech Corp. .....................    600       48,300
    Bell Atlantic Corp. .................  2,300      209,300
    Jacor Communications, Inc.* .........  3,200      170,000
    Tele-Communications, Inc., Cl-A* ....  7,757      216,711
    WorldCom, Inc.* ..................... 14,500      438,625
                                                   ----------
                                                    1,082,936
                                                   ----------
TOTAL COMMON STOCK
  (COST $14,634,581).....................          16,267,366
                                                   ----------

                                           PAR
                              MATURITY    (000)
                              ---------   ------
CORPORATE OBLIGATIONS -- 4.1%
AEROSPACE -- 0.7%
    Lockheed Martin Corp.
      Notes
      7.25%..................  05/15/06   $  200       211,750
                                                   -----------
FINANCIAL-BANK & TRUST -- 1.0%
    BankAmerica Mfg. Housing
      Contract Cl-A5
      6.39%..................  12/10/12      100       100,626
    CIT RV Trust Cl-A
      6.35%..................  04/15/11      100       100,588
    First Bank System Sub.
      Notes
      7.625%.................  05/01/05      100       106,750
                                                   -----------
                                                       307,964
                                                   -----------

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                              MATURITY    (000)       VALUE
                              ---------   ------   -----------
FINANCIAL SERVICES -- 0.4%
    General Motors Acceptance
      Corp. Notes
      7.125%.................  05/01/03   $  100   $   103,875
                                                   -----------
METALS & MINING -- 0.4%
    Barrick Gold Corp. Notes
      7.50%..................  05/01/07      100       105,875
                                                   -----------
OIL & GAS -- 0.5%
    Enron Corp. Notes
      6.625%.................  11/15/05      150       151,688
                                                   -----------
RETAIL & MERCHANDISING -- 0.7%
    Sears Roebuck Co. Notes
      6.25%..................  01/15/04      200       199,750
                                                   -----------
TELECOMMUNICATIONS -- 0.4%
    Worldcom, Inc. Notes
      7.55%..................  04/01/04      100       104,875
                                                   -----------
TOTAL CORPORATE OBLIGATIONS
  (COST $1,155,057)....................              1,185,777
                                                   -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 15.0%
FEDERAL HOME LOAN BANK DISC. NOTES  -- 9.4%
      4.75%...................  01/02/98    2,708     2,707,643
                                                     ----------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 2.9%
      7.00%...................  02/20/07      150       153,732
      7.50%.......... 03/01/27- 07/01/27      675       690,897
                                                     ----------
                                                        844,629
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 2.7%
      7.00%...................  12/15/27      300       302,250
      8.00%...................  03/15/27      185       191,569
      8.75%.......... 01/15/27- 04/15/27      281       298,206
                                                     ----------
                                                        792,025
                                                     ----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $4,316,450)..............................     4,344,297
                                                     ----------
U.S. TREASURY OBLIGATIONS -- 22.6%
    U.S. Treasury Notes
      5.75%..................  11/30/02      500       500,547
      6.25%..................  02/15/03    1,100     1,125,465
      6.25%..................  01/31/02      650       661,869
      6.25%..................  08/31/02    1,000     1,020,920
      5.875%.................  09/30/02    1,000     1,005,840
      6.625%.................  05/15/07    2,100     2,223,690
                                                   -----------
      (COST $6,402,015)................              6,538,331
                                                   -----------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                             MATURITY     (000)       VALUE
                             ---------   --------   ----------
FOREIGN BONDS -- 6.6%
AUSTRALIA -- 0.5%
    Queensland Treasury
      Corp.
      8.00%.................  08/14/01        200   $  139,693
                                                    ----------
CANADA -- 0.3%
    Canadian Government
      6.50%.................  06/01/04        100       73,555
                                                    ----------
FRANCE -- 0.9%
    French O.A.T.
      6.75%.................  10/25/03      1,500      272,255
                                                    ----------
GERMANY -- 1.6%
    Deutscheland Republic
      6.00%.................  09/15/03        800      468,866
                                                    ----------
ITALY -- 0.7%
    Italian Government
      6.75%.................  02/01/07    350,000      214,308
                                                    ----------
JAPAN -- 1.5%
    Japanese Government
      4.10%.................  12/22/03     50,000      441,890
                                                    ----------
SPAIN -- 0.3%
    Spanish Government
      10.50%................  10/30/03     10,000       82,370
                                                    ----------
UNITED KINGDOM -- 0.8%
    United Kingdom Treasury
      8.00%.................  06/10/03        125      219,818
                                                    ----------
TOTAL FOREIGN BONDS
  (COST $1,909,249).........                         1,912,755
                                                    ----------

                                         SHARES
                                         -------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund .....     719          719
    Temporary Investment Fund ..........     718          718
                                                   ----------
    (COST $1,437).......................                1,437
                                                   ----------
TOTAL INVESTMENTS -- 104.5%
  (COST $28,418,789)....................           30,249,963
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (4.5%)................................           (1,302,849)
                                                   ----------
NET ASSETS -- 100.0%....................          $28,947,114
                                                   ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        ---------  -----------
FOREIGN STOCK -- 91.9%
ARGENTINA -- 0.2%
    YPF Sociedad Anonima [ADR] ........     2,300  $    78,631
                                                    ----------
AUSTRALIA -- 0.8%
    Woodside Petroleum Ltd. ...........    36,400      256,619
                                                    ----------
AUSTRIA -- 0.6%
    VA Technologie AG .................     1,360      206,190
                                                    ----------
BRAZIL -- 1.6%
    Centrais Eletricas Brasileiras SA-
      Electrobras ..................... 2,372,000      117,960
    Petroleo Brasileiro
      SA-Petrobras ....................   478,900      111,999
    Telebras SA [ADR] .................     2,500      291,094
                                                    ----------
                                                       521,053
                                                    ----------
CANADA -- 4.2%
    Geac Computer Corp. Ltd. ..........    11,400      375,215
    Investors Group, Inc. .............     9,100      287,431
    Newbridge Networks Corp. ..........     3,800      132,525
    Newcourt Credit Group, Inc.
      144A ............................     9,320      311,639
    Newcourt Credit Group, Inc.
      Rights* .........................     2,150       71,065
    Northern Telecom Ltd. .............     1,100       97,738
    QLT Phototherapeutics, Inc. .......     3,900       43,605
    Talisman Energy, Inc. .............     2,200       67,260
                                                    ----------
                                                     1,386,478
                                                    ----------
DENMARK -- 2.1%
    Novo Nordisk A/S Cl-B .............     4,811      688,569
                                                    ----------
FINLAND -- 2.0%
    Merita Ltd. C1-A...................    40,900      223,822
    Raision Tehtaat Oy ................     1,000      118,814
    Sampo Insurance Co. Ltd. ..........    10,200      331,541
                                                    ----------
                                                       674,177
                                                    ----------
FRANCE -- 10.3%
    Accor SA ..........................     2,473      459,999
    Alcatel Alsthom ...................     1,169      148,655
    AXA SA ............................     8,407      650,803
    Cap Gemini SA .....................     4,330      355,204
    Compagnie Francaise d'Etudes et de
      Construction Technip ............     2,200      232,219
    Dassault Systemes SA [ADR]* .......     5,200      160,550
    France Telecom SA [ADR] ...........     3,800      136,800
    Groupe Danone .....................     2,000      357,389
    Pinault-Printemps Redoute SA ......       600      320,253
    Rhone-Poulenc .....................     4,900      219,593
    Societe Generale ..................     1,900      258,982
    Societe Nationale Elf Aquitaine
      SA ..............................     1,000      116,359
                                                    ----------
                                                     3,416,806
                                                    ----------
GERMANY -- 8.8%
    Bayerische Hypotheken-und Wechsel-
      Bank AG .........................     5,300      257,183
    Bayerische Vereinsbank AG .........     3,800      245,156
    Berliner Kraft-Und Licht (Bewag)-
      Aktiengesellschaft ..............     2,000       59,287
    Deutsche Bank AG ..................     4,100      286,857
    Deutsche Pfandbrief &
      Hypothekenbank AG ...............     6,200      367,233

                                         SHARES       VALUE
                                        ---------  -----------
    Henkel KGAA .......................     3,400  $   189,095
    Henkel KGAA Pfd. ..................     2,000      123,245
    Mannesmann AG .....................       950      477,103
    SAP AG Pfd. .......................       500      162,455
    Veba AG ...........................     8,000      545,038
    Wella Aktiengesellschaft AG
      Pfd. ............................       260      190,874
                                                    ----------
                                                     2,903,526
                                                    ----------
HONG KONG -- 0.3%
    HSBC Holdings PLC .................     3,000       73,952
    Shanghai Industrial Holdings Ltd.
      144A ............................    12,000       44,603
                                                    ----------
                                                       118,555
                                                    ----------
HUNGARY -- 0.5%
    Magyar Tavkozlesi Rt. [ADR]........     6,000      156,000
                                                    ----------
IRELAND -- 1.1%
    Bank of Ireland ...................    10,000      153,517
    CBT Group PLC [ADR] ...............     2,700      221,737
                                                    ----------
                                                       375,254
                                                    ----------
ISRAEL -- 0.4%
    Check Point Software Technologies
      Ltd. ............................     3,400      138,550
                                                    ----------
ITALY -- 4.3%
    Banca Popolare di Bergamo Credito
      Varesino SPA ....................     6,900      120,594
    Banco Ambrosiano Veneto SPA .......    32,800      125,598
    Banco Ambrosiano Veneto SPA
      Rights* .........................    20,000       85,125
    Banco Ambrosiano Veneto SPA
      Rights* .........................    20,000       12,670
    Credito Italiano SPA ..............   180,200      555,992
    Mondadori, (Arnoldo) Editore
      SPA .............................    22,800      179,254
    Telecom Italia SPA ................    55,000      351,528
                                                    ----------
                                                     1,430,761
                                                    ----------
JAPAN -- 7.4%
    Canon, Inc. .......................     9,000      210,427
    Circle K Japan Co. Ltd. ...........     2,000       96,138
    Keyence Corp. .....................     2,200      326,562
    Minebea Co. Ltd. ..................    28,000      301,490
    Nintendo Co. Ltd. .................       800       78,756
    NTT Data Corp. ....................         3      162,204
    Promise Co. Ltd. ..................     1,600       89,093
    Rohm Co. ..........................     1,000      102,291
    Shiseido Co. Ltd. .................    22,000      301,182
    Sony Corp. ........................     5,300      472,846
    Takeda Chemical Industries ........    11,000      314,718
                                                    ----------
                                                     2,455,707
                                                    ----------
MEXICO -- 1.4%
    Desc SA de C.V. [ADR] .............     1,900       71,250
    Grupo Financiero Banamex SA
      Cl-B ............................    35,100      104,928
    Grupo Televisia SA [GDR]* .........     3,000      116,063
    Panamerican Beverages, Inc.
      Cl-A ............................     5,000      163,125
                                                    ----------
                                                       455,366
                                                    ----------

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        ---------  -----------
NETHERLANDS -- 9.5%
    Assurantieconcern Stad Rotterdam
      NV ..............................     5,100  $   277,487
    Getronics NV ......................     6,300      200,757
    ING Groep NV ......................    16,500      695,086
    KLM Royal Dutch Airlines NV .......     5,200      192,381
    Koninklijke Ahold NV ..............    17,948      468,348
    Randstad Holdings NV ..............     5,750      216,416
    Stork NV ..........................     1,700       58,701
    Unilever NV PLC [ADR] .............     7,000      437,063
    Verenigde Nederlandse
      Uitgeversbedrijven Verenigd
      Bezit ...........................    20,800      586,889
                                                    ----------
                                                     3,133,128
                                                    ----------
NORWAY -- 0.8%
    Petroleum Geo-Services ASA ........     1,500       94,612
    Storebrand ASA ....................    23,000      162,231
                                                    ----------
                                                       256,843
                                                    ----------
PORTUGAL -- 1.2%
    Banco Espirito Santo e Comercial de
      Lisboa SA .......................     6,400      190,666
    Portugal Telecom SA ...............     4,400      204,390
                                                    ----------
                                                       395,056
                                                    ----------
RUSSIA -- 0.3%
    Unified Energy Systems [GDR] ......     3,000       83,250
                                                    ----------
SOUTH AFRICA -- 0.6%
    ABSA Group Ltd. ...................    11,800       67,895
    Liberty Life Association of Africa
      Ltd. ............................     4,605      118,287
                                                    ----------
                                                       186,182
                                                    ----------
SPAIN -- 1.5%
    Banco Popular Espanol SA ..........     3,500      244,562
    Telefonica de Espana SA ...........     9,000      256,864
                                                    ----------
                                                       501,426
                                                    ----------
SWEDEN -- 1.3%
    Hennes & Mauritz AB Cl-B ..........     4,200      185,270
    Skandinaviska Enskilda Banken .....    18,900      239,395
                                                    ----------
                                                       424,665
                                                    ----------
SWITZERLAND -- 12.5%
    ABB AG ............................       100      125,810
    Credit Suisse Group ...............     2,750      426,108
    Julius Baer Holdings AG Cl-B ......       300      557,403
    Nestle SA .........................       340      510,274
    Novartis AG .......................       700    1,137,431
    Roche Holding AG ..................        80      795,585
    Union Bank of Switzerland .........       400      579,205
                                                    ----------
                                                     4,131,816
                                                    ----------
UNITED KINGDOM -- 18.2%
    Amvescap PLC ......................    33,500      288,285
    British Aerospace PLC .............    16,500      471,041
    British-Borneo Petroleum Syndicate
      PLC .............................    23,263      161,913
    Cable & Wireless PLC ..............    38,600      339,794
    COLT Telecom Group PLC ............       833        8,450
    Compass Group PLC .................    16,600      203,215
    Flextech PLC 144A* ................     3,600       31,217
                                         SHARES       VALUE
                                        ---------  -----------
    General Electric Co. PLC ..........    58,600  $   380,382
    Glaxo Wellcome PLC [ADR] ..........     8,000      383,000
    Hays PLC ..........................    22,300      297,945
    Ladbroke Group PLC ................    49,100      213,285
    Lloyds TSB Group PLC ..............    39,700      514,091
    Misys PLC .........................    21,600      650,399
    Next PLC ..........................    26,100      297,181
    Pearson PLC .......................    37,800      491,975
    Railtrack Group PLC ...............    13,200      210,027
    Siebe PLC .........................    11,600      228,087
    Standard Chartered Bank PLC .......    22,200      237,433
    Tesco PLC .........................    19,000      154,751
    Vodafone Group PLC ................    14,000      101,128
    Zeneca Group PLC ..................    10,000      351,625
                                                    ----------
                                                     6,015,224
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $29,016,171)...................             30,389,832
                                                    ----------
COMMON STOCK -- 0.8%
OIL & GAS
    Transocean Offshore, Inc.
    (COST $273,021)....................     5,600      269,850
                                                    ----------

                                            PAR
                                 MATURITY  (000)
                                 --------- ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
    Federal Home Loan Bank
      Disc. Notes 4.75%
      (COST $3,412,550)........   01/02/98 $3,413    3,412,550
                                                   -----------
TOTAL INVESTMENTS -- 103.0%
  (COST $32,701,742)......................          34,072,232
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (3.0%)..................................            (947,710)
                                                   -----------
NET ASSETS -- 100.0%......................         $33,124,522
                                                    ==========

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                          UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE           FOR          AT VALUE      (DEPRECIATION)
----------------------------------------------------------
1/98           Buy      CHF         383,552      $ 263,433      $ 263,189         $   (244)
1/98           Buy      CAD         138,000         96,369         96,450               81
1/98           Buy      DEM         589,689        329,351        328,145           (1,206)
1/98           Buy      DKK         296,978         43,418         43,384              (34)
1/98           Buy      ESP      26,927,573        177,388        176,758             (630)
1/98           Buy      GBP          58,332         96,638         95,931             (707)
1/98           Buy      ITL     692,628,525        393,550        391,835           (1,715)
1/98           Buy      JPY      25,506,829        200,211        196,982           (3,229)
1/98           Buy      NLG         468,675        232,133        231,257             (876)
1/98           Buy      PTE      34,949,393        190,346        190,143             (203)
1/98           Buy      SEK         543,090         69,850         68,483           (1,367)
                                                 ----------     ----------        --------
                                                 $2,092,687     $2,082,557        $(10,130)
                                                 ==========     ==========        ========

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS        UNREALIZED
  MONTH        TYPE               DELIVER           FOR          AT VALUE       APPRECIATION
--------------------------------------------------------------------------------------------
1/98           Sell     CHF       1,085,057      $ 768,142      $ 746,868         $ 21,274
1/98           Sell     DEM         390,697        219,160        217,577            1,583
1/98           Sell     FRF       4,011,880        683,853        668,633           15,220
1/98           Sell     GBP         741,689      1,237,357      1,217,517           19,840
1/98           Sell     JPY     115,860,726        913,024        894,760           18,264
1/98           Sell     NLG       1,174,773        596,086        580,278           15,808
1/98           Sell     SEK       1,263,622        165,446        159,341            6,105
                                                 ----------     ----------        --------
                                                 $4,583,068     $4,484,974        $ 98,094
                                                 ==========     ==========        ========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 93.4%
AIRLINES -- 1.4%
    Midwest Express Holdings, Inc.* ...  70,000  $  2,716,875
                                                   ----------
AUTOMOTIVE PARTS -- 1.6%
    Myers Industries, Inc. ............  80,000     1,365,000
    TBC Corp.* ........................ 200,000     1,912,500
                                                   ----------
                                                    3,277,500
                                                   ----------
BUILDING MATERIALS -- 8.3%
    Giant Cement Holding, Inc.* .......  60,000     1,387,500
    Gibraltar Steel Corp.* ............  90,000     1,777,500
    Holophane Corp.* ..................  90,000     2,227,500
    Juno Lighting, Inc. ............... 100,000     1,750,000
    Modine Manufacturing Co. ..........  90,000     3,071,250
    Republic Group, Inc. ..............  90,000     1,473,750
    Skyline Corp. .....................  51,800     1,424,500
    Synthetic Industries, Inc.* .......  60,000     1,485,000
    Thomas Industries, Inc. ........... 105,000     2,073,750
                                                   ----------
                                                   16,670,750
                                                   ----------
BUSINESS SERVICES -- 1.0%
    Grey Advertising, Inc. ............   6,000     1,968,000
                                                   ----------
CHEMICALS -- 2.7%
    Furon Co. ......................... 140,000     2,922,500
    Schulman, (A.), Inc. .............. 100,000     2,512,500
                                                   ----------
                                                    5,435,000
                                                   ----------
CLOTHING & APPAREL -- 1.0%
    Unitog Co. ........................  90,000     2,002,500
                                                   ----------
COMPUTER HARDWARE -- 1.4%
    Analogic Corp. ....................  75,000     2,850,000
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 1.2%
    Analysts International Corp. ......  67,500     2,328,750
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    American Safety Razor Co.* ........  60,000     1,200,000
    Culp, Inc. ........................  70,000     1,400,000
                                                   ----------
                                                    2,600,000
                                                   ----------
CONTAINERS & PACKAGING -- 3.2%
    Aptargroup, Inc. ..................  33,600     1,864,800
    First Brands Corp. ................  80,000     2,155,000
    Shorewood Packaging* ..............  90,000     2,407,500
                                                   ----------
                                                    6,427,300
                                                   ----------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 7.9%
    Electro Rental Corp.* ............. 120,000     4,290,000
    Franklin Electric Co., Inc. .......  30,000     1,927,500
    Landauer, Inc. ....................  51,000     1,428,000
    Littelfuse, Inc.* ................. 100,000     2,487,500
    Nichols Research Corp.* ........... 120,000     3,000,000
    Pioneer-Standard Electronics,
      Inc. ............................  90,000     1,372,500
    Scotsman Industries, Inc. .........  50,000     1,221,875
                                                   ----------
                                                   15,727,375
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.5%
    Carmike Cinemas, Inc.* ............  35,000     1,004,062
                                                   ----------
EQUIPMENT SERVICES -- 4.2%
    Cort Business Services Corp.* .....  48,900     1,946,831
    Rival Co. .........................  87,000     1,141,875

                                        SHARES      VALUE
                                        -------  ------------
    Unifirst Corp. ....................  85,000  $  2,385,312
    VWR Scientific Products, Inc.* .... 100,000     2,825,000
                                                   ----------
                                                    8,299,018
                                                   ----------
FINANCIAL-BANK & TRUST -- 5.3%
    Commercial Federal Savings & Loan
      Corp. ...........................  30,000     1,066,875
    Community First Bankshares,
      Inc. ............................  50,000     2,662,500
    First Republic Bank* ..............  70,000     2,235,625
    Silicon Valley Bancshares* ........  50,000     2,812,500
    Sirrom Capital Corp. ..............  35,000     1,824,375
                                                   ----------
                                                   10,601,875
                                                   ----------
FINANCIAL SERVICES -- 5.0%
    Amresco, Inc.* ....................  80,000     2,420,000
    First Financial Fund, Inc. ........ 100,000     1,850,000
    McGrath Rentcorp .................. 100,000     2,450,000
    Medallion Financial Corp. ......... 100,000     2,200,000
    Quick & Reilly Group, Inc. ........  26,000     1,118,000
                                                   ----------
                                                   10,038,000
                                                   ----------
FOOD -- 0.7%
    Suiza Foods Corp.* ................  25,000     1,489,063
                                                   ----------
INSURANCE -- 6.2%
    FBL Financial Group, Inc. Cl-A ....  59,100     2,371,388
    Harleysville Group, Inc. ..........  46,000     1,104,000
    Markel Corp. ......................  10,000     1,561,250
    PXRE Corp. Cl-A ...................  50,000     1,659,375
    Poe & Brown, Inc. .................  71,700     3,199,613
    Presidential Life Corp. ...........  80,000     1,620,000
    Selective Insurance Group .........  30,000       810,000
                                                   ----------
                                                   12,325,626
                                                   ----------
LUMBER & WOOD PRODUCTS -- 0.8%
    Deltic Timber Corp. ...............  60,000     1,642,500
                                                   ----------
MACHINERY & EQUIPMENT -- 4.5%
    Alamo Group, Inc. .................  50,000     1,084,375
    Carbo Ceramics, Inc. ..............  70,000     2,240,000
    Smith, (A.O.) Corp. ...............  70,000     2,957,500
    Woodward Governor Co. .............  82,400     2,667,700
                                                   ----------
                                                    8,949,575
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Lunar Corp.* ...................... 130,000     2,665,000
    Owens & Minor, Inc. ............... 110,000     1,595,000
                                                   ----------
                                                    4,260,000
                                                   ----------
METALS & MINING -- 3.9%
    Cambior, Inc. .....................  80,000       470,000
    Dayton Mining Corp.* .............. 140,000       271,250
    Golden Star Resources Ltd.* ....... 100,000       356,250
    Layne Christensen Co.* ............  80,000     1,040,000
    Material Sciences Corp.* .......... 110,000     1,340,625
    Penn Virginia Corp. ...............  70,000     2,065,000

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    Prime Resources Group, Inc. .......  80,000  $    545,000
    TriMas Corp. ......................  50,000     1,718,750
                                                   ----------
                                                    7,806,875
                                                   ----------
OFFICE EQUIPMENT -- 2.1%
    Aaron Rents, Inc. Cl-A ............  35,000       612,500
    Aaron Rents, Inc. Cl-B ............  60,000     1,162,500
    IDEX Corp. ........................  70,000     2,441,250
                                                   ----------
                                                    4,216,250
                                                   ----------
OIL & GAS -- 4.3%
    Cross Timbers Oil Co. ............. 110,000     2,743,125
    Devon Energy Corp. ................  25,000       962,500
    Lone Star Technologies, Inc.* .....  90,000     2,553,750
    Rutherford-Moran Oil Corp.* ....... 130,000     2,323,750
                                                   ----------
                                                    8,583,125
                                                   ----------
PAPER & FOREST PRODUCTS -- 2.0%
    CSS Industries, Inc.* .............  60,000     1,912,500
    Wausau-Mosinee Paper Corp. ........ 100,000     2,012,500
                                                   ----------
                                                    3,925,000
                                                   ----------
PERSONAL SERVICES -- 1.1%
    Matthews International Corp.
      Cl-A ............................  50,000     2,200,000
                                                   ----------
REAL ESTATE -- 6.7%
    Allied Capital Commercial Corp.
      [REIT] ..........................  70,000     2,327,500
    Apartment Investment & Management
      Co. Cl-A [REIT] .................  55,000     2,021,250
    CCA Prison Realty Trust [REIT] ....  40,000     1,785,000
    Glenborough Realty Trust, Inc.
      [REIT] ..........................  30,000       888,750
    Innkeepers USA Trust [REIT] ....... 100,000     1,550,000
    National Health Investors, Inc.
      [REIT] ..........................  40,000     1,675,000
    Post Properties, Inc. [REIT] ......  24,600       999,375
    Sun Communities, Inc. [REIT] ......  60,000     2,156,250
                                                   ----------
                                                   13,403,125
                                                   ----------
RESTAURANTS -- 3.3%
    Consolidated Products, Inc.* ...... 137,500     2,251,563
    Ruby Tuesday, Inc.* ............... 110,000     2,832,500
    Sbarro, Inc. ......................  60,000     1,578,750
                                                   ----------
                                                    6,662,813
                                                   ----------
RETAIL & MERCHANDISING -- 5.4%
    Carson Pirie Scott & Co.* .........  33,000     1,654,125
    Casey's General Stores, Inc. ......  90,000     2,283,750
    Compucom Systems, Inc.* ........... 210,000     1,732,500
    Fabri-Centers of America, Inc.
      Cl-B* ........................... 110,000     2,275,625
    Hancock Fabrics, Inc. ............. 100,000     1,450,000
    Stein Mart, Inc.* .................  50,000     1,337,500
                                                   ----------
                                                   10,733,500
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
TELECOMMUNICATIONS -- 2.4%
    Aliant Communications, Inc. ....... 100,000  $  3,137,500
    CommNet Cellular, Inc.* ...........  23,400       832,163
    Mosaix, Inc.* ..................... 100,000       881,250
                                                   ----------
                                                    4,850,913
                                                   ----------
TRANSPORTATION -- 0.7%
    Landstar Systems, Inc. ............  50,000     1,318,750
                                                   ----------
UTILITIES -- 1.2%
    United Water Resources, Inc. ...... 120,000     2,347,500
                                                   ----------
TOTAL COMMON STOCK
  (COST $169,727,606)..................           186,661,620
                                                   ----------
PREFERRED STOCK -- 0.2%
OIL & GAS
    Cross Timbers Oil Co. $1.5625 Cl-A
      [CVT]
      (COST $453,022)..................  13,000       485,875
                                                   ----------
FOREIGN STOCK -- 0.4%
METALS & MINING
    Prime Resources Group,
      Inc. -- (CAD)
    (COST $956,274).................... 120,000       796,635
                                                   ----------

                                              PAR
                                   MATURITY  (000)
                                   --------- ------
U.S. TREASURY OBLIGATIONS -- 5.1%
    U.S. Treasury Bills
      5.195%...................    01/22/98  $4,935     4,920,660
      5.20%....................    01/22/98   5,222     5,206,826
                                                       ----------
      (COST $10,126,205).......                        10,127,486
                                                       ----------
COMMERCIAL PAPER -- 6.9%
    Corporate Asset Funding,
      Inc.
      6.25%....................    01/02/98   7,803     7,801,645
    Hewlett-Packard Co., Inc.
      5.95%....................    01/21/98   1,453     1,448,197
    Merck & Co., Inc.
      6.10%....................    01/05/98   4,625     4,621,865
                                                       ----------
TOTAL COMMERCIAL PAPER
      (COST $13,871,707).......                        13,871,707
                                                       ----------

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund
    (COST $474)..........................    474  $        474
                                                  ------------
TOTAL INVESTMENTS -- 106.0%
  (COST $195,135,288)....................          211,943,797
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (6.0%).................................          (12,048,277)
                                                  ------------
NET ASSETS -- 100.0%.....................         $199,895,520
                                                  ============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------     ----------
COMMON STOCK -- 87.7%
AEROSPACE -- 3.0%
    Boeing Co. ........................  4,500     $  220,219
                                                   ----------
AIRLINES -- 3.3%
    Southwest Airlines Co. ............  3,850         94,806
    UAL Corp.* ........................  1,575        145,687
                                                   ----------
                                                      240,493
                                                   ----------
BEVERAGES -- 2.0%
    Coca-Cola Enterprises, Inc. .......  4,050        144,028
                                                   ----------
CHEMICALS -- 8.0%
    Cytec Industries, Inc.* ...........  4,725        221,780
    Dow Chemical Co. ..................  1,425        144,637
    Monsanto Co. ......................  5,125        215,250
                                                   ----------
                                                      581,667
                                                   ----------
COMPUTER HARDWARE -- 2.9%
    Dell Computer Corp.* ..............  2,525        212,100
                                                   ----------
ELECTRONICS COMPONENTS &
  EQUIPMENT -- 3.9%
    General Electric Co. ..............  3,900        286,162
                                                   ----------
ENTERTAINMENT & LEISURE -- 3.0%
    Time Warner, Inc. .................  3,500        217,000
                                                   ----------
FARMING & AGRICULTURE -- 8.4%
    Dekalb Genetics Corp. Cl-B ........  5,575        218,819
    Delta & Pine Land Co. .............  5,825        177,662
    Pioneer Hi-Bred International,
      Inc. ............................  2,000        214,500
                                                   ----------
                                                      610,981
                                                   ----------
FINANCIAL-BANK & TRUST -- 18.9%
    Affiliated Managers Group,
      Inc.* ...........................    425         12,325
    AmSouth Bancorp ...................  2,625        142,570
    Citicorp ..........................  1,700        214,944
    Fannie Mae ........................  2,550        145,509
    Mercantile Bancorporation, Inc. ...  2,375        146,062
    PFF Bancorp, Inc.* ................  7,275        144,591
    Star Banc Corp. ...................  2,425        139,134
    Wells Fargo & Co. .................    850        288,522
    Zions Bancorp .....................  3,200        145,200
                                                   ----------
                                                    1,378,857
                                                   ----------
FINANCIAL SERVICES -- 8.0%
    Ahmanson, (H.F.) & Co. ............  2,175        145,589
    Friedman, Billings, Ramsey Group,
      Inc. Cl-A* ......................  4,200         75,337
    Merrill Lynch & Co., Inc. .........  1,975        144,052
    SLM Holding Corp. .................  1,575        219,122
                                                   ----------
                                                      584,100
                                                   ----------
MACHINERY & EQUIPMENT -- 2.0%
    Caterpillar, Inc. .................  3,000        145,688
                                                   ----------

                                        SHARES       VALUE
                                        ------     ----------
METALS & MINING -- 1.0%
    Phelps Dodge Corp. ................  1,150     $   71,588
                                                   ----------
OIL & GAS -- 2.9%
    British Petroleum Co. PLC [ADR] ...  2,700        215,156
                                                   ----------
PHARMACEUTICALS -- 14.5%
    Lilly, (Eli) & Co. ................  4,125        287,203
    Pfizer, Inc. ......................  3,800        283,338
    Schering-Plough Corp. .............  2,275        141,334
    Warner-Lambert Co. ................  2,810        348,440
                                                   ----------
                                                    1,060,315
                                                   ----------
RETAIL & MERCHANDISING -- 2.0%
    Wal-Mart Stores, Inc. .............  3,650        143,947
                                                   ----------
TELECOMMUNICATIONS -- 3.9%
    Lucent Technologies, Inc. .........  1,800        143,775
    SBC Communications, Inc. ..........  1,950        142,838
                                                   ----------
                                                      286,613
                                                   ----------
TOTAL COMMON STOCK
  (COST $6,376,699)....................             6,398,914
                                                   ----------

                                         PAR
                            MATURITY    (000)
                            ---------   ------
COMMERCIAL PAPER -- 14.0%
    American Express Credit
      Corp.
      6.25%................  01/02/98   $  340         339,941
    Ford Motor Credit Co.
      5.75%................  01/02/98      340         339,946
    General Electric
      Capital Services,
      Inc.
      5.65%................  01/02/98      340         339,947
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $1,019,834)..................                1,019,834
                                                   -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 6.2%
    Federal Mortgage Corp.
      Disc. Note
      5.75%
      (COST $449,928)......  01/02/98      450         449,928
                                                   -----------
U.S. TREASURY OBLIGATIONS -- 56.1%
    U.S. Treasury Bills
      4.35%
      (COST $4,099,505)....  01/02/98    4,100       4,099,505
                                                   -----------

                                       SHARES
                                       ------
SHORT-TERM INVESTMENTS -- 3.8%
    Temporary Investment Cash Fund ... 139,662        139,662
    Temporary Investment Fund ........ 139,661        139,661
                                                   ----------
    (COST $279,323)...................                279,323
                                                   ----------

MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                     VALUE
                                                  -----------
TOTAL INVESTMENTS -- 167.8%
  (COST $12,225,289)..................            $12,247,504
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (67.8%)...................             (4,948,200)
                                                   ----------
NET ASSETS -- 100.0%..................            $ 7,299,304
                                                   ==========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
ADS-American Depositary Shares
BRB-Brady Bond
CVT-Convertible Security
FLIRB-Floating Interest Rate Bond
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
WI-When Issued Security (2)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 1997.
(2)- Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Austrian Schilling
AUD-Australia/Australian Dollar
BEF-Belgium/Belgian Franc
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ESP-Spain/Spanish Peseta
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
PHP-Philippines/Philippine Peso
PTE-Portugal/Portuguese Escudo
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                               -----------------------------------------------------------------------
                                                                              PORTFOLIO
   ---------------------------------------------------------------------------------------------------------------------------
                                     AST PUTNAM      LORD ABBETT                    AST       FEDERATED      AST
                                    INTERNATIONAL    GROWTH AND       JANCAP       MONEY       UTILITY      PUTNAM     FEDERATED
                                       EQUITY          INCOME         GROWTH       MARKET      INCOME      BALANCED    HIGH YIELD
                                    -------------    -----------    ----------    --------    ---------    --------    ----------
ASSETS
   Investments in securities at
     value (A)...................     $ 410,801       $ 938,105     $1,524,174    $760,025    $200,825     $359,224     $429,823
   Cash in bank, including
     foreign currency holdings...           840              --            410          --          --       1,194            --
   Receivable for:
     Securities sold.............         2,935             828          1,344          --         793       4,349            --
     Forward foreign currency
       exchange contracts
       purchased.................            --              --             --          --          --          --            --
     Forward foreign currency
       exchange contracts sold...            --              --          1,315          --          --          --            --
     Dividends and interest......         1,467           1,531          1,509       3,485         356       1,717         7,351
     Fund shares sold............         1,053           1,745         13,430          --         348          --            --
     Futures variation margin....            --              --             --          --          --       1,070            --
   Other assets..................            43               9             16           6           1           4           314
   Unrealized appreciation on
     interest rate swap
     agreements..................            --              --             --          --          --          --            --
                                       --------        --------       --------    --------    --------     -------      --------
       TOTAL ASSETS..............       417,139         942,218      1,542,198     763,516     202,323     367,558       437,488
                                       --------        --------       --------    --------    --------     -------      --------
LIABILITIES
   Cash overdraft................            --              --             --           3           5          --             1
   Sale commitments, at value....            --              --             --          --          --         207            --
   Payable for:
     Securities purchased........         2,598           4,723         28,461          --       1,066       7,395            --
     Forward foreign currency
       exchange contracts
       purchased.................           844              --          1,231          --          --          53            --
     Forward foreign currency
       exchange contracts sold...         1,065              --             --          --          --          58            --
     Fund shares redeemed........            --              --             --          --          --       1,966         2,872
     Futures variation margin....            --              --             --          --          --          --            --
     Advisory fees...............           199             326            624         101          49         128           105
     Shareholder servicing
       fees......................            35              79            125          64          16          30            36
     Accrued expenses............           128             104            155         102          44         130            54
     Accrued dividends...........            --              --             --       3,358          --          --            --
                                       --------        --------       --------    --------    --------     -------      --------
       TOTAL LIABILITIES.........         4,869           5,232         30,596       3,628       1,180       9,967         3,068
                                       --------        --------       --------    --------    --------     -------      --------
NET ASSETS.......................     $ 412,270       $ 936,986     $1,511,602    $759,888    $201,143     $357,591     $434,420
                                       ========        ========       ========    ========    ========     =======      ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of
 shares authorized, $.001 par
 value per share)................     $      19       $      46     $       65    $    760    $     13     $    26      $     33
Additional paid-in capital.......       325,542         722,396      1,043,665     759,067     154,620     296,981       385,484
Undistributed net investment
 income (loss)...................         4,058          11,541          3,000          --       4,517       8,977        27,616
Accumulated net realized gain
 (loss) on investments...........        48,420          50,500         84,601          61      16,064      21,948         1,492
Accumulated net unrealized
 appreciation (depreciation) on
 investments.....................        34,231         152,503        380,271          --      25,929      29,659        19,795
                                       --------        --------       --------    --------    --------     -------      --------
NET ASSETS.......................     $ 412,270       $ 936,986     $1,511,602    $759,888    $201,143     $357,591     $434,420
                                       ========        ========       ========    ========    ========     =======      ========
Shares of common stock
 outstanding.....................        19,365          45,650         65,302     759,826      13,278      26,226        33,139
Net asset value, offering and
 redemption price per share......     $   21.29       $   20.53     $    23.15    $   1.00    $  15.15     $ 13.64      $  13.11
                                       ========        ========       ========    ========    ========     =======      ========
(A) Investments at cost..........     $ 374,598       $ 785,602     $1,143,979    $760,025    $174,897     $329,164     $410,028
                                       ========        ========       ========    ========    ========     =======      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
     T. ROWE        PIMCO                                        T. ROWE           T. ROWE
      PRICE         TOTAL       INVESCO        FOUNDERS           PRICE             PRICE          BERGER
      ASSET         RETURN       EQUITY        CAPITAL        INTERNATIONAL     INTERNATIONAL     CAPITAL      FOUNDERS
    ALLOCATION       BOND        INCOME      APPRECIATION        EQUITY             BOND           GROWTH      PASSPORT
    ----------     --------     --------     ------------     -------------     -------------     --------     ---------
     $214,199      $756,345     $612,687       $278,904         $ 438,892         $ 126,727       $186,175     $117,970
           99            --       2,189              --            21,732             5,293             --          376
           --            --          --           3,351               434               574             --          140
           --            --          --              --                --                67             --           --
           --           244          --              --                --                 5             --           --
        1,643         6,902       2,492              19               667             3,238             83          151
           --        59,899       3,153           2,808             3,080                --            871          214
           --           815          --              --                --                --             --           --
            2             6           6               3                 6                 1              2            2
           --           188          --              --                --                --             --           --
    ----------     --------     --------     ------------     -------------     -------------     --------     ---------
      215,943       824,399     620,527         285,085           464,811           135,905        187,131      118,853
    ----------     --------     --------     ------------     -------------     -------------     --------     ---------
           --         2,052          --              --                --                --             --           --
           --            --          --              --                --                --             --           --
          796       223,174      18,081           6,613                --             1,311          1,951          752
           --            --          --              --                --                --             --            3
           --            --          --              --                --                --             --           --
        1,931        26,793          25              --                 5             4,071             --           --
           --            --          --              --                --                --             --           --
           55           137         187             136               198                47             71           60
           18            50          49              23                38                11             16           10
           68            93          80              55               114                57             43           90
           --            --          --              --                --                --             --           --
    ----------     --------     --------     ------------     -------------     -------------     --------     ---------
        2,868       252,299      18,422           6,827               355             5,497          2,081          915
    ----------     --------     --------     ------------     -------------     -------------     --------     ---------
     $213,075      $572,100     $602,105       $278,258         $ 464,456         $ 130,408       $185,050     $117,938
    ===========    ==========   ============ ==============   ==============    ==============    ==========   =========
     $     14      $     49     $    36        $     15         $      38         $      13       $     11     $     10
      174,348       526,126     464,642         223,153           410,442           131,693        147,564      109,631
        4,904        25,494      12,069              --             3,315             5,568            122          547
          887        12,125      30,597          12,806             7,741            (4,256)        33,472       (3,466)
       32,922         8,306      94,761          42,285            42,920            (2,610)         3,881       11,216
    ----------     --------     --------     ------------     -------------     -------------     --------     ---------
     $213,075      $572,100     $602,105       $278,258         $ 464,456         $ 130,408       $185,050     $117,938
    ===========    ==========   ============ ==============   ==============    ==============    ==========   =========
       14,082        48,801      36,468          15,621            38,415            12,902         11,141       10,016
     $  15.13      $  11.72     $ 16.51        $  17.81         $   12.09         $   10.11       $  16.61     $  11.78
    ===========    ==========   ============ ==============   ==============    ==============    ==========   =========
     $181,276      $750,855     $517,926       $236,619         $ 395,941         $ 129,330       $182,295     $106,746
    ===========    ==========   ============ ==============   ==============    ==============    ==========   =========

-------------------------------



-------------------------------

     T. ROWE        PIMCO
      PRICE         LIMITED
     NATURAL       MATURITY
    RESOURCES        BOND
    ----------     --------

      ---------     --------
      $111,593      $342,243
            --            1
           277          498
            ==           ==
            92        3,340
            89           --
            --            8
             1            3
            --           30
      ---------     --------
       112,052      346,123
      ---------     --------
             1           --
            --           --
            --       49,438
            --           --
            --           --
            --        7,885
            --           --
            48           72
             9           25
            40           61
            --           --
      ---------     --------
            98       57,481
      ---------     --------
      $111,954      $288,642
      ===========   ========
      $      8      $    26
       101,941      272,564
         1,072       14,491
         6,230       (1,027)
         2,703        2,588
      ---------     --------
      $111,954      $288,642
      ===========   ========
         7,683        26,189
      $  14.57       $ 11.02
      ===========   ========
      $108,891      $340,132
      ===========   ========

----------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         -----------------------------------------------------------------------
                                                                                        PORTFOLIO
  ---------------------------------------------------------------------------------------------------------------------------
                                                         ROBERTSON                   AST PUTNAM     TWENTIETH        TWENTIETH
                                                         STEPHENS      AST JANUS       VALUE         CENTURY          CENTURY
                                                          VALUE +      OVERSEAS       GROWTH &      STRATEGIC      INTERNATIONAL
                                                          GROWTH        GROWTH         INCOME        BALANCED         GROWTH
                                                         ---------     ---------     ----------     ----------     -------------
ASSETS
   Investments in securities at value (A).............   $233,855      $255,442       $116,496       $ 30,250         $34,072
   Cash in bank, including foreign currency
     holdings.........................................        148         1,273             --              9              --
   Receivable for:
     Securities sold..................................      9,143         2,389          2,746             --             444
     Forward foreign currency exchange contracts
       purchased......................................         --            --             --             --              --
     Forward foreign currency exchange contracts
       sold...........................................         --           904             --             --              98
     Dividends and interest...........................        103           196            227            162              30
     Fund shares sold.................................         17            15            340             --             977
     Futures variation margin.........................         --            --             --             --              --
   Other assets.......................................          2             2              1             --               1
   Unrealized appreciation on interest rate swap
     agreements.......................................         --            --             --             --              --
                                                         --------      --------       --------       --------        --------
       TOTAL ASSETS...................................    243,268       260,221        119,810         30,421          35,622
                                                         --------      --------       --------       --------        --------
LIABILITIES
   Cash overdraft.....................................         --            --             --             --              31
   Sale commitments, at value.........................         --            --             --             --              --
   Payable for:
     Securities purchased.............................      6,657         3,003          2,267            733           2,385
     Forward foreign currency exchange contracts
       purchased......................................         --         1,027             --             --              10
     Forward foreign currency exchange contracts
       sold...........................................         --            --             --             --              --
     Fund shares redeemed.............................        779           172             --            713               1
     Futures variation margin.........................         --            --             --             --              --
     Advisory fees....................................        119           131             44             11              19
     Shareholder servicing fees.......................         20            21             10              2               3
     Accrued expenses.................................         45           162             51             15              48
     Accrued dividends................................         --            --             --             --              --
                                                         --------      --------       --------       --------        --------
       TOTAL LIABILITIES..............................      7,620         4,516          2,372          1,474           2,497
                                                         --------      --------       --------       --------        --------
NET ASSETS............................................   $235,648      $255,705       $117,438       $ 28,947         $33,125
                                                         ========      ========       ========       ========        ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share)...........................   $     19      $     22       $     10       $      3         $     3
Additional paid-in capital............................    231,812       243,382        109,238         27,248          32,230
Undistributed net investment income (loss)............         --           452            686            273             (92)
Accumulated net realized gain (loss) on investments...     (4,702)       (1,787)         1,862           (407)           (481)
Accumulated net unrealized appreciation (depreciation)
 on investments.......................................      8,519        13,636          5,642          1,830           1,465
                                                         --------      --------       --------       --------        --------
NET ASSETS............................................   $235,648      $255,705       $117,438       $ 28,947         $33,125
                                                         ========      ========       ========       ========        ========
Shares of common stock outstanding....................     18,666        21,542          9,605          2,552           2,875
Net asset value, offering and redemption price per
 share................................................   $  12.62      $  11.87       $  12.23       $  11.34         $ 11.52
                                                         ========      ========       ========       ========        ========
(A) Investments at cost...............................   $225,336      $241,668       $110,854       $ 28,419         $32,702
                                                         ========      ========       ========       ========        ========



                                                          T. ROWE
                                                        PRICE SMALL     MARISCO
                                                          COMPANY       CAPITAL
                                                           VALUE        GROWTH
                                                        -----------     -------
ASSETS
   Investments in securities at value (A).............   $ 211,944      $12,248
   Cash in bank, including foreign currency
     holdings.........................................           1          --
   Receivable for:
     Securities sold..................................          --          --
     Forward foreign currency exchange contracts
       purchased......................................          --          --
     Forward foreign currency exchange contracts
       sold...........................................          --          --
     Dividends and interest...........................         514           1
     Fund shares sold.................................         643         341
     Futures variation margin.........................          --          --
   Other assets.......................................           1          --
   Unrealized appreciation on interest rate swap
     agreements.......................................          --          --
                                                           -------      ------
       TOTAL ASSETS...................................     213,103      12,590
                                                           -------      ------
LIABILITIES
   Cash overdraft.....................................          --          --
   Sale commitments, at value.........................          --          --
   Payable for:
     Securities purchased.............................      13,070       5,289
     Forward foreign currency exchange contracts
       purchased......................................          --          --
     Forward foreign currency exchange contracts
       sold...........................................          --          --
     Fund shares redeemed.............................          --          --
     Futures variation margin.........................          --          --
     Advisory fees....................................          82           2
     Shareholder servicing fees.......................          16          --
     Accrued expenses.................................          39          --
     Accrued dividends................................          --          --
                                                           -------      ------
       TOTAL LIABILITIES..............................      13,207       5,291
                                                           -------      ------
NET ASSETS............................................   $ 199,896      $7,299
                                                           =======      ======
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share)...........................   $      15      $    1
Additional paid-in capital............................     181,101       7,269
Undistributed net investment income (loss)............         949           6
Accumulated net realized gain (loss) on investments...       1,023          --
Accumulated net unrealized appreciation (depreciation)
 on investments.......................................      16,808          23
                                                           -------     -------
NET ASSETS............................................   $ 199,896      $7,299
                                                           =======     =======
Shares of common stock outstanding....................      15,520         727
Net asset value, offering and redemption price per
 share................................................   $   12.88      $10.03
                                                           =======      ======
(A) Investments at cost...............................   $ 195,135     $12,225
                                                           =======     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS)

                                                   ------------------------------------------------------------------------
                                                                                   PORTFOLIO
   ---------------------------------------------------------------------------------------------------------------------------
                                                   AST
                                                 PUTNAM      LORD ABBETT                AST     FEDERATED     AST
                                              INTERNATIONAL  GROWTH AND    JANCAP      MONEY     UTILITY     PUTNAM    FEDERATED
                                                 EQUITY        INCOME      GROWTH     MARKET     INCOME     BALANCED   HIGH YIELD
                                              -------------  -----------  ---------  ---------  ---------  ----------  ----------
INVESTMENT INCOME
   Interest..................................    $   865      $   2,967   $  5,797    $37,009    $   512    $  8,540    $ 30,106
   Dividends.................................      7,022         15,331     10,730         --      5,222       3,742         587
                                                 -------       --------   --------    -------    -------     -------     -------
       Total Investment Income...............      7,887         18,298     16,527     37,009      5,734      12,282      30,693
                                                 -------       --------   --------    -------    -------     -------     -------
EXPENSES
   Investment advisory fees..................      3,429          5,424     11,423      3,268        887       2,388       2,345
   Shareholder servicing fees................        390            723      1,269        654        135         320         313
   Administration and accounting fees........        311            410        519        372        135         272         267
   Custodian fees............................        309            110        199        110         40         225          54
   Professional fees.........................         25             48         84         44          9          21          21
   Trustees' fees and expenses...............         11             20         35         18          4           9           9
   Insurance expenses........................          4              7         13          7          1           3           3
   Miscellaneous expenses....................         10             15         24         13          6          67          65
                                                 -------       --------   --------    -------    -------     -------     -------
       Total Expenses........................      4,489          6,757     13,566      4,486      1,217       3,305       3,077
       Less: Advisory fee waivers and expense
         reimbursements......................         --             --        (39)      (566)        --          --          --
                                                 -------       --------   --------    -------    -------     -------     -------
       Net Expenses..........................      4,489          6,757     13,527      3,920      1,217       3,305       3,077
                                                 -------       --------   --------    -------    -------     -------     -------
Net Investment Income (Loss).................      3,398         11,541      3,000     33,089      4,517       8,977      27,616
                                                 -------       --------   --------    -------    -------     -------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on:
       Securities............................     38,273         50,708     82,896         61     16,208      18,283       1,491
       Foreign currency transactions.........     10,981             --      1,955         --        (68)        334          --
       Futures contracts.....................         --             --         --         --         --       3,387          --
       Option contracts......................         --             --         --         --         --          --          --
                                                 -------       --------   --------    -------    -------     -------     -------
   Net realized gain (loss)..................     49,254         50,708     84,851         61     16,140      22,004       1,491
                                                 -------       --------   --------    -------    -------     -------     -------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities............................     12,325         81,537    199,694         --     13,833      22,357      10,886
       Futures contracts.....................         --             --         --         --         --        (289)         --
       Written option contracts..............         --             --         --         --         --          --          --
       Interest rate swaps...................         --             --         --         --         --          --          --
       Translation of assets and liabilities
         denominated in foreign currencies...     (2,248)            --       (170)        --         (4)       (105)         --
                                                 -------       --------   --------    -------    -------     -------     -------
   Net change in unrealized appreciation
     (depreciation)..........................     10,077         81,537    199,524         --     13,829      21,963      10,886
                                                 -------       --------   --------    -------    -------     -------     -------
   Net gain (loss) on investments............     59,331        132,245    284,375         61     29,969      43,967      12,377
                                                 -------       --------   --------    -------    -------     -------     -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations...............    $62,729      $ 143,786   $287,375    $33,150    $34,486    $ 52,944    $ 39,993
                                                 =======       ========   ========    =======    =======     =======     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS)

                                                ----------------------------------------------------------------------------
                                                                                  PORTFOLIO
   ---------------------------------------------------------------------------------------------------------------------------
                                                            PIMCO
                                               T. ROWE      TOTAL   INVESCO    FOUNDERS    T. ROWE PRICE  T. ROWE PRICE   BERGER
                                             PRICE ASSET   RETURN   EQUITY     CAPITAL     INTERNATIONAL  INTERNATIONAL  CAPITAL
                                             ALLOCATION     BOND    INCOME   APPRECIATION     EQUITY          BOND        GROWTH
                                            -------------  -------  -------  ------------  -------------  -------------  --------
INVESTMENT INCOME
   Interest................................    $ 5,153     $29,452  $9,582     $  1,390       $   881        $ 6,876     $    894
   Dividends...............................      1,629          1    7,015          616         8,085             --          891
                                               -------     -------- --------    -------       -------        -------      -------
       Total Investment Income.............      6,782     29,453   16,597        2,006         8,966          6,876        1,785
                                               -------     -------- --------    -------       -------        -------      -------
EXPENSES
   Investment advisory fees................      1,414      2,980    3,565        2,220         4,640            942        1,260
   Shareholder servicing fees..............        166        458      475          247           464            118          168
   Administration and accounting fees......        166        334      340          228           340            119          167
   Custodian fees..........................         49        112       77           55           297            100           45
   Professional fees.......................         11         30       31           16            30              8           11
   Trustees' fees and expenses.............          5         13       13            7            13              3            5
   Insurance expenses......................          2          4        5            2             5              1            2
   Miscellaneous expenses..................         65         28       22            8            57             17            5
                                               -------     -------- --------    -------       -------        -------      -------
       Total Expenses......................      1,878      3,959    4,528        2,783         5,846          1,308        1,663
       Less: Advisory fee waivers and
         expense reimbursements............         --         --       --           --            --             --           --
                                               -------     -------- --------    -------       -------        -------      -------
       Net Expenses........................      1,878      3,959    4,528        2,783         5,846          1,308        1,663
                                               -------     -------- --------    -------       -------        -------      -------
Net Investment Income (Loss)...............      4,904     25,494   12,069         (777)        3,120          5,568          122
                                               -------     -------- --------    -------       -------        -------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on:
       Securities..........................        932      6,709   30,597       13,326         9,578          3,325       33,536
       Foreign currency transactions.......        (43)       287       --            1          (674)        (8,170)          --
       Futures contracts...................         --      9,091       --           --            --             --           --
       Option contracts....................         --        291       --           --            --             --           --
                                               -------     -------- --------    -------       -------        -------      -------
   Net realized gain (loss)................        889     16,378   30,597       13,327         8,904         (4,845)      33,536
                                               -------     -------- --------    -------       -------        -------      -------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities..........................     21,216      1,133   52,553        4,904        (3,594)        (4,444)     (11,415)
       Futures contracts...................         --      1,499       --           --            --             --           --
       Written option contracts............         --       (607)      --           --            --             --           --
       Interest rate swaps.................         --        176       --           --            --             --           --
       Translation of assets and
         liabilities denominated in foreign
         currencies........................         --      1,428       --           (1)          (27)           519           --
                                               -------     -------- --------    -------       -------        -------      -------
   Net change in unrealized appreciation
     (depreciation)........................     21,216      3,629   52,553        4,903        (3,621)        (3,925)     (11,415)
                                               -------     -------- --------    -------       -------        -------      -------
   Net gain (loss) on investments..........     22,105     20,007   83,150       18,230         5,283         (8,770)      22,121
                                               -------     -------- --------    -------       -------        -------      -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations.............    $27,009     $45,501  $95,219    $ 17,453       $ 8,403        $(3,202)    $ 22,243
                                               =======     ======== ========    =======       =======        =======      =======

--------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1997.

(2) Commenced operations on December 22, 1997.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                PIMCO       ROBERTSON                                     TWENTIETH        TWENTIETH
                T. ROWE        LIMITED      STEPHENS      AST JANUS      AST PUTNAM        CENTURY          CENTURY
FOUNDERS     PRICE NATURAL     MATURITY      VALUE +      OVERSEAS      VALUE GROWTH      STRATEGIC      INTERNATIONAL
PASSPORT       RESOURCES         BOND        GROWTH       GROWTH(1)     & INCOME(1)      BALANCED(1)       GROWTH(1)
--------     -------------     --------     ---------     ---------     ------------     -----------     -------------
$ 1,053         $   552        $16,719       $   323       $ 1,162         $  212          $   390          $    63
  1,187           1,792             --           639           991          1,157               53              121
-------         -------        -------       -------       -------        -------           ------           ------
  2,240           2,344         16,719           962         2,153          1,369              443              184
-------         -------        -------       -------       -------        -------           ------           ------
  1,258             986          1,649         1,502         1,261            416              116              158
    126             110            254           150           126             56               14               16
    126             110            232           147           123             56               25               27
    160              44             55            34           170            145               24               67
      8               7             17            10             9              4                1                1
      3               3              7             4             3              1               --                1
      1               1              2             1             1              1               --               --
     11              11             12             4             8              4                4                6
-------         -------        -------       -------       -------        -------           ------           ------
  1,693           1,272          2,228         1,852         1,701            683              184              276
     --              --             --            --            --             --              (14)              --
-------         -------        -------       -------       -------        -------           ------           ------
  1,693           1,272          2,228         1,852         1,701            683              170              276
-------         -------        -------       -------       -------        -------           ------           ------
    547           1,072         14,491          (890)          452            686              273              (92)
-------         -------        -------       -------       -------        -------           ------           ------
 (3,144)          6,280            403        (4,645)       (2,346)         1,862             (367)            (388)
   (293)            (17)          (134)           --           559             --              (40)             (93)
     --              --            114            --            --             --               --               --
     --              --             44            --            --             --               --               --
-------         -------        -------       -------       -------        -------           ------           ------
 (3,437)          6,263            427        (4,645)       (1,787)         1,862             (407)            (481)
-------         -------        -------       -------       -------        -------           ------           ------
  5,952          (5,033)         3,362         5,704        13,774          5,642            1,831            1,371
     --              --            (37)           --            --             --               --               --
     --              --            (35)           --            --             --               --               --
     --              --             30            --            --             --               --               --
     (9)              1            292            --          (138)            --               (1)              94
-------         -------        -------       -------       -------        -------           ------           ------
  5,943          (5,032)         3,612         5,704        13,636          5,642            1,830            1,465
-------         -------        -------       -------       -------        -------           ------           ------
  2,506           1,231          4,039         1,059        11,849          7,504            1,423              984
-------         -------        -------       -------       -------        -------           ------           ------
$ 3,053         $ 2,303        $18,530       $   169       $12,301         $8,190          $ 1,696          $   892
=======         =======        =======       =======       =======        =======           ======           ======

----------------------------
       PORTFOLIO
----------------------------

  T. ROWE
PRICE SMALL       MARSICO
 COMPANY          CAPITAL
 VALUE(1)        GROWTH(2)
----------     ---------
$   504           $ 8
  1,365            --
-------        ------
  1,869             8
-------        ------
    713             2
     79            --
     79            --
     36            --
      6            --
      2            --
      1            --
      4            --
-------        ------
    920             2
     --            --
-------        ------
    920             2
-------        ------
    949             6
-------        ------
  1,070            --
     --            --
    (47)           --
     --            --
-------        ------
  1,023            --
-------        ------
 16,808            23
     --            --
     --            --
     --            --
     --            --
-------        ------
 16,808            23
-------        ------
 17,831            23
-------        ------
$18,780           $29
=======        ======

----------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                             -------------------------------------------------------
                                                                                    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                    AST PUTNAM                    LORD ABBETT
                                                               INTERNATIONAL EQUITY            GROWTH AND INCOME
                                                             ------------------------       ------------------------
                                                               1997            1996           1997            1996
                                                             ---------       --------       ---------       --------
FROM OPERATIONS
    Net investment income (loss).........................    $   3,398       $  2,746       $  11,541       $  7,379
    Net realized gain (loss) on investments..............       49,254         20,748          50,708         13,085
    Net change in unrealized appreciation (depreciation)
      on investments.....................................       10,077          4,755          81,537         46,955
                                                             ---------       --------       ---------       --------
      Net Increase (Decrease) in Net Assets from
         Operations......................................       62,729         28,249         143,786         67,419
                                                             ---------       --------       ---------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.............................................       (5,413)        (5,032)         (7,379)        (3,534)
    Distributions to shareholders from capital gains.....      (17,443)        (5,923)        (13,267)        (7,139)
                                                             ---------       --------       ---------       --------
      Total Dividends and Distributions to
         Shareholders....................................      (22,856)       (10,955)        (20,646)       (10,673)
                                                             ---------       --------       ---------       --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold............................      125,193        101,730         426,438        217,780
    Net asset value of shares issued in reinvestment of
      dividends and distributions........................       22,856         10,955          20,647         10,673
    Cost of shares redeemed..............................     (121,863)       (51,824)       (163,736)       (43,451)
                                                             ---------       --------       ---------       --------
      Increase in Net Assets from Capital Share
         Transactions....................................       26,186         60,861         283,349        185,002
                                                             ---------       --------       ---------       --------
         Total Increase in Net Assets....................       66,059         78,155         406,489        241,748
NET ASSETS
    Beginning of Period..................................      346,211        268,056         530,497        288,749
                                                             ---------       --------       ---------       --------
    End of Period........................................    $ 412,270       $346,211       $ 936,986       $530,497
                                                             =========       ========       =========       ========
SHARES ISSUED AND REDEEMED
    Shares sold..........................................        6,183          5,530          22,448         13,666
    Shares issued in reinvestment of dividends and
      distributions......................................        1,229            610           1,185            707
    Shares redeemed......................................       (6,057)        (2,856)         (8,879)        (2,755)
                                                             ---------       --------       ---------       --------
      Net Increase (Decrease) in Shares Outstanding......        1,355          3,284          14,754         11,618
                                                             =========       ========       =========       ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                                               FEDERATED UTILITY
     JANCAP GROWTH                AST MONEY MARKET                  INCOME              AST PUTNAM BALANCED
------------------------     ---------------------------     ---------------------     ---------------------
   1997          1996           1997            1996           1997         1996         1997         1996
----------     ---------     -----------     -----------     --------     --------     --------     --------
$    3,000     $   1,593     $    33,089     $    22,641     $  4,517     $  3,613     $  8,977     $  7,010
    84,851        42,941              61              80       16,140        7,915       22,004       29,898
   199,524       108,269              --              --       13,829          978       21,963       (8,583)
----------    ----------        --------      ----------     ----------   --------     --------     --------
   287,375       152,803          33,150          22,721       34,486       12,506       52,944       28,325
----------    ----------        --------      ----------     ----------   --------     --------     --------
    (2,524)         (753)        (33,089)        (22,641)      (3,604)      (4,103)      (6,615)      (5,212)
   (42,072)      (24,162)            (80)           (149)      (5,148)          --      (30,342)      (8,816)
----------    ----------        --------      ----------     ----------   --------     --------     --------
   (44,596)      (24,915)        (33,169)        (22,790)      (8,752)      (4,103)     (36,957)     (14,028)
----------     ----------       --------      ----------     ----------   --------     --------     --------
   862,306       517,512       2,492,066       1,478,919       90,589       59,384       42,308       27,031
    44,596        24,915          31,988          22,199        8,752        4,103       36,957       14,028
  (530,403)     (209,312)     (2,313,617)     (1,295,804)     (47,070)     (56,151)     (24,140)     (24,083)
----------     ----------       --------      ----------     ----------   --------     --------     --------
   376,499       333,115         210,437         205,314       52,271        7,336       55,125       16,976
----------     ----------       --------      ----------     ----------   --------     --------     --------
   619,278       461,003         210,418         205,245       78,005       15,739       71,112       31,273
   892,324       431,321         549,470         344,225      123,138      107,399      286,479      255,206
----------     ----------       --------      ----------     ----------   --------     --------     --------
$1,511,602     $ 892,324     $   759,888     $   549,470     $201,143     $123,138     $357,591     $286,479
==========     ==========       ========      ==========     ==========   ========     ========     ========
    40,825        30,067       2,492,065       1,478,919        6,689        4,958        3,259        2,155
     2,311         1,569          31,988          22,199          711          351        3,095        1,158
   (25,329)      (12,155)     (2,313,617)     (1,295,804)      (3,718)      (4,710)      (1,850)      (1,954)
----------     ----------       --------      ----------     ----------   --------     --------     --------
    17,807        19,481         210,436         205,314        3,682          599        4,504        1,359
==========     ==========       ========      ==========     ==========   ========     ========     ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                               -----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                                  T. ROWE PRICE
                                                                FEDERATED HIGH YIELD            ASSET ALLOCATION
                                                               -----------------------       -----------------------
                                                                 1997           1996           1997           1996
                                                               --------       --------       --------       --------
FROM OPERATIONS
    Net investment income (loss)...........................    $ 27,616       $ 10,610       $  4,904       $  2,587
    Net realized gain (loss) on investments................       1,491          1,294            889          2,313
    Net change in unrealized appreciation (depreciation) on
      investments..........................................      10,886          6,820         21,216          6,558
                                                               ---------      --------       ---------      --------
      Net Increase (Decrease) in Net Assets from
         Operations........................................      39,993         18,724         27,009         11,458
                                                               ---------      --------       ---------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment income...     (10,610)        (4,032)        (2,585)        (1,316)
    Distributions to shareholders from capital gains.......      (1,263)            --         (2,403)          (226)
                                                               ---------      --------       ---------      --------
      Total Dividends and Distributions to Shareholders....     (11,873)        (4,032)        (4,988)        (1,542)
                                                               ---------      --------       ---------      --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............................     269,597        151,204         74,080         52,390
    Net asset value of shares issued in reinvestment of
      dividends and distributions..........................      11,874          4,032          4,987          1,542
    Cost of shares redeemed................................     (80,433)       (48,358)        (8,162)        (3,098)
                                                               ---------      --------       ---------      --------
      Increase in Net Assets from Capital Share
         Transactions......................................     201,038        106,878         70,905         50,834
                                                               ---------      --------       ---------      --------
         Total Increase in Net Assets......................     229,158        121,570         92,926         60,750
NET ASSETS
    Beginning of Period....................................     205,262         83,692        120,149         59,399
                                                               ---------      --------       ---------      --------
    End of Period..........................................    $434,420       $205,262       $213,075       $120,149
                                                               =========      ========       =========      ========
SHARES ISSUED AND REDEEMED
    Shares sold............................................      21,771         13,287          5,224          4,228
    Shares issued in reinvestment of dividends and
      distributions........................................       1,000            368            377            128
    Shares redeemed........................................      (6,550)        (4,248)          (570)          (249)
                                                               ---------      --------       ---------      --------
      Net Increase (Decrease) in Shares Outstanding........      16,221          9,407          5,031          4,107
                                                               =========      ========       =========      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
-------------------------------------------------------------------------------------------------------
        PIMCO                                           FOUNDERS CAPITAL             T. ROWE PRICE
  TOTAL RETURN BOND       INVESCO EQUITY INCOME           APPRECIATION            INTERNATIONAL EQUITY
---------------------     ----------------------     -----------------------     ----------------------
  1997         1996         1997          1996         1997          1996          1997          1996
--------     --------     ---------     --------     ---------     ---------     ---------     --------
$ 25,494     $ 15,701     $  12,069     $  7,107     $    (777)    $    (527)    $   3,120     $  2,541
  16,378       (3,854)       30,597        9,984        13,327          (527)        8,904        2,395
   3,629        1,208        52,553       24,709         4,903        24,027        (3,621)      34,967
--------     --------      --------     ---------     --------     ---------     ---------     ---------
  45,501       13,055        95,219       41,800        17,453        22,973         8,403       39,903
--------     --------      --------     ---------     --------     ---------     ---------     ---------
 (15,321)      (6,111)       (7,141)      (3,685)           --            --        (2,360)      (1,759)
      --       (6,703)       (9,950)      (4,986)           --        (1,655)       (2,682)          --
--------     --------      --------     ---------     --------     ---------     ---------     ---------
 (15,321)     (12,814)      (17,091)      (8,671)           --        (1,655)       (5,042)      (1,759)
             --------      --------     ---------     --------     ---------     ---------     ---------
 239,491      196,298       325,090      184,426       159,953       237,559       303,075      222,719
  15,321       12,814        17,091        8,671            --         1,655         5,042        1,759
 (72,902)     (74,678)     (166,884)     (54,262)     (119,216)     (130,924)     (249,581)     (55,730)
--------     --------      --------     ---------     --------     ---------     ---------     ---------
 181,910      134,434       175,297      138,835        40,737       108,290        58,536      168,748
--------     --------      --------     ---------     --------     ---------     ---------     ---------
 212,090      134,675       253,425      171,964        58,190       129,608        61,897      206,892
 360,010      225,335       348,680      176,716       220,068        90,460       402,559      195,667
--------     --------      --------     ---------     --------     ---------     ---------     ---------
$572,100     $360,010     $ 602,105     $348,680     $ 278,258     $ 220,068     $ 464,456     $402,559
========     ========      ========     =========     ========     =========     =========     =========
  21,382       18,267        21,367       14,201         9,416        15,149        24,350       19,721
   1,429        1,211         1,227          705            --           115           419          161
  (6,415)      (6,938)      (11,049)      (4,116)       (6,897)       (8,512)      (19,694)      (4,907)
--------     --------      --------     ---------     --------     ---------     ---------     ---------
  16,396       12,540        11,545       10,790         2,519         6,752         5,075       14,975
========     ========      ========     =========     ========     =========     =========     =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                              ------------------------------------------------------
                                                                                    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                   T. ROWE PRICE
                                                                INTERNATIONAL BOND           BERGER CAPITAL GROWTH
                                                              -----------------------       ------------------------
                                                                1997           1996           1997            1996
                                                              --------       --------       ---------       --------
FROM OPERATIONS
    Net investment income (loss)..........................    $  5,568       $  3,520       $     122       $    223
    Net realized gain (loss) on investments...............      (4,845)         1,092          33,536          1,487
    Net change in unrealized appreciation (depreciation)
      on investments......................................      (3,925)           458         (11,415)        10,400
                                                              --------       --------       ---------       --------
      Net Increase (Decrease) in Net Assets from
         Operations.......................................      (3,202)         5,070          22,243         12,110
                                                              --------       --------       ---------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income..............................................      (1,563)          (697)           (223)          (150)
    Distributions to shareholders from capital gains......      (2,503)          (884)         (1,347)            --
                                                              --------       --------       ---------       --------
      Total Dividends and Distributions to Shareholders...      (4,066)        (1,581)         (1,570)          (150)
                                                              --------       --------       ---------       --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.............................      57,168         60,046         210,696        147,599
    Net asset value of shares issued in reinvestment of
      dividends and distributions.........................       4,066          1,581           1,570            150
    Cost of shares redeemed...............................     (21,793)       (12,483)       (184,136)       (69,441)
                                                              --------       --------       ---------       --------
      Increase (Decrease) in Net Assets from Share
         Transactions.....................................      39,441         49,144          28,130         78,308
                                                              --------       --------       ---------       --------
         Total Increase in Net Assets.....................      32,173         52,633          48,803         90,268
NET ASSETS
    Beginning of Period...................................      98,235         45,602         136,247         45,979
                                                              --------       --------       ---------       --------
    End of Period.........................................    $130,408       $ 98,235       $ 185,050       $136,247
                                                              ========       ========       =========       ========
SHARES ISSUED AND REDEEMED
    Shares sold...........................................       5,634          5,742          13,595         10,695
    Shares issued in reinvestment of dividends and
      distributions.......................................         405            156             109             12
    Shares redeemed.......................................      (2,152)        (1,183)        (12,032)        (4,945)
                                                              --------       --------       ---------       --------
      Net Increase (Decrease) in Shares Outstanding.......       3,887          4,715           1,672          5,762
                                                              ========       ========       =========       ========

--------------------------------------------------------------------------------

(1) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------
                                             PORTFOLIO
----------------------------------------------------------------------------------------------------
                               T. ROWE PRICE              PIMCO LIMITED          ROBERTSON STEPHENS
  FOUNDERS PASSPORT          NATURAL RESOURCES            MATURITY BOND            VALUE + GROWTH
---------------------     -----------------------     ---------------------     --------------------
  1997         1996          1997          1996         1997         1996         1997       1996(1)
--------     --------     ----------     --------     --------     --------     --------     -------
$    547     $    974     $    1,072     $    423     $ 14,491     $ 10,849     $   (890)    $   (66)
  (3,437)         (20)         6,263        2,036          427       (1,321)      (4,645)        (57)
   5,943        5,257         (5,032)       7,352        3,612       (1,512)       5,704       2,814
--------     --------       --------     --------      -------     --------     --------     --------
   3,053        6,211          2,303        9,811       18,530        8,016          169       2,691
--------     --------       --------     --------      -------     --------     --------     --------
    (805)        (129)          (417)         (29)     (10,857)        (761)          --          --
    (129)          --         (2,073)         (34)          --         (303)          --          --
--------     --------       --------     --------      -------     --------     --------     --------
    (934)        (129)        (2,490)         (63)     (10,857)      (1,064)          --          --
--------     --------       --------     --------      -------     --------     --------     --------
  74,511      103,946         63,364       87,969      141,511      104,208      265,275      52,408
     933          129          2,489           63       10,857        1,064           --          --
 (77,268)     (20,969)       (42,246)     (18,508)     (80,412)     (65,151)     (78,586)     (6,309)
--------     --------       --------     --------      -------     --------     --------     --------
  (1,824)      83,106         23,607       69,524       71,956       40,121      186,689      46,099
--------     --------       --------     --------      -------     --------     --------     --------
     295       89,188         23,420       79,272       79,629       47,073      186,858      48,790
 117,643       28,455         88,534        9,262      209,013      161,940       48,790          --
--------     --------       --------     --------      -------     --------     --------     --------
$117,938     $117,643     $  111,954     $ 88,534     $288,642     $209,013     $235,648     $48,790
========     ========       ========     ========      =======     ========     ========     ========
   6,247        9,188          4,198        6,706       13,311        9,943       20,523       5,032
      78           12            172            5        1,049          102           --          --
  (6,422)      (1,843)        (2,804)      (1,428)      (7,504)      (6,177)      (6,296)       (593)
--------     --------       --------     --------      -------     --------     --------     --------
     (97)       7,357          1,566        5,283        6,856        3,868       14,227       4,439
========     ========       ========     ========      =======     ========     ========     ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                  -----------------------------------------------------------------------
                                                                                 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                          TWENTIETH     TWENTIETH     T. ROWE PRICE
                                               AST JANUS    AST PUTNAM     CENTURY       CENTURY          SMALL       MARSICO
                                               OVERSEAS    VALUE GROWTH   STRATEGIC   INTERNATIONAL      COMPANY      CAPITAL
                                                GROWTH       & INCOME     BALANCED       GROWTH           VALUE       GROWTH
                                               ---------   ------------   ---------   -------------   -------------   -------
                                                1997(2)      1997(2)       1997(2)       1997(2)         1997(2)      1997(3)
                                               ---------   ------------   ---------   -------------   -------------   -------
FROM OPERATIONS
    Net investment income (loss)...........    $    452      $    686      $   273      $     (92)      $     949     $     6
    Net realized gain (loss) on
      investments..........................      (1,787)        1,862         (407)          (481)          1,023          --
    Net change in unrealized appreciation
      (depreciation) on investments........      13,636         5,642        1,830          1,465          16,808          23
                                               --------      --------      -------       --------        --------     -------
      Net Increase (Decrease) in Net Assets
         from Operations...................      12,301         8,190        1,696            892          18,780          29
                                               --------      --------      -------       --------        --------     -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net
      investment income....................          --            --           --             --              --          --
    Distributions to shareholders from
      capital gains........................          --            --           --             --              --          --
                                               --------      --------      -------       --------        --------     -------
      Total Dividends and Distributions to
         Shareholders......................          --            --           --             --              --          --
                                               --------      --------      -------       --------        --------     -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............     295,567       121,563       29,464         48,070         210,455       9,665
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions........................          --            --           --             --              --          --
    Cost of shares redeemed................     (52,163)      (12,315)      (2,213)       (15,837)        (29,339)     (2,395)
                                               --------      --------      -------       --------        --------     -------
      Increase in Net Assets from Capital
         Share Transactions................     243,404       109,248       27,251         32,233         181,116       7,270
                                               --------      --------      -------       --------        --------     -------
         Total Increase in Net Assets......     255,705       117,438       28,947         33,125         199,896       7,299
NET ASSETS
    Beginning of Period....................          --            --           --             --              --          --
                                               --------      --------      -------       --------        --------     -------
    End of Period..........................    $255,705      $117,438      $28,947      $  33,125       $ 199,896     $ 7,299
                                               ========      ========      =======       ========        ========     =======
SHARES ISSUED AND REDEEMED
    Shares sold............................      25,962        10,693        2,754          4,258          17,898         966
    Shares issued in reinvestment of
      dividends and distributions..........          --            --           --             --              --          --
    Shares redeemed........................      (4,420)       (1,088)        (202)        (1,383)         (2,378)       (239)
                                               --------      --------      -------       --------        --------     -------
      Net Increase (Decrease) in Shares
         Outstanding.......................      21,542         9,605        2,552          2,875          15,520         727
                                               ========      ========      =======       ========        ========     =======

--------------------------------------------------------------------------------
(2) Commenced operations on January 2, 1997.
(3) Commenced operations on December 22, 1997.

See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                             INCREASE (DECREASE) FROM
                                              INVESTMENT OPERATIONS
                                      --------------------------------------            LESS DISTRIBUTIONS
                          NET ASSET      NET                                   -------------------------------------   NET ASSET
               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
PORTFOLIO  DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------  ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ----------
AST Putnam     1997        $ 19.22     $   0.36      $   2.96      $   3.32     $   (0.30)  $  (0.95)    $   (1.25)      $21.29
 International 1996          18.20         0.16          1.55          1.71         (0.32)     (0.37)        (0.69)       19.22
 Equity        1995          17.61         0.14          1.44          1.58            --      (0.99)        (0.99)       18.20
               1994          17.34         0.10          0.36          0.46         (0.03)     (0.16)        (0.19)       17.61
               1993          12.74         0.14          4.46          4.60            --         --            --        17.34

Lord Abbett    1997        $ 17.17     $   0.24      $   3.76      $   4.00     $   (0.23)  $  (0.41)    $   (0.64)      $20.53
 Growth and    1996          14.98         0.23          2.48          2.71         (0.17)     (0.35)        (0.52)       17.17
 Income        1995          12.00         0.16          3.22          3.38         (0.20)     (0.20)        (0.40)       14.98
               1994          12.06         0.20          0.06          0.26         (0.12)     (0.20)        (0.32)       12.00
               1993          10.70         0.11          1.35          1.46         (0.04)     (0.06)        (0.10)       12.06

JanCap Growth  1997        $ 18.79     $   0.06      $   5.16      $   5.22     $   (0.05)  $  (0.81)    $   (0.86)      $23.15
               1996          15.40         0.02          4.19          4.21         (0.02)     (0.80)        (0.82)       18.79
               1995          11.22         0.06          4.18          4.24         (0.06)        --         (0.06)       15.40
               1994          11.78         0.06         (0.59)        (0.53)        (0.03)        --         (0.03)       11.22
               1993          10.53         0.03          1.22          1.25            --         --            --        11.78

AST Money      1997        $  1.00     $ 0.0507      $ 0.0002      $ 0.0509     $ (0.0507)  $(0.0002)    $ (0.0509)      $ 1.00
 Market        1996           1.00       0.0492        0.0005        0.0497       (0.0492)   (0.0005)      (0.0497)        1.00
               1995           1.00       0.0494            --        0.0494       (0.0494)        --       (0.0494)        1.00
               1994           1.00       0.0367        0.0002        0.0369       (0.0367)   (0.0002)      (0.0369)        1.00
               1993           1.00       0.0252            --        0.0252       (0.0252)        --       (0.0252)        1.00

Federated      1997        $ 12.83     $   0.32      $   2.87      $   3.19     $   (0.36)  $  (0.51)    $   (0.87)      $15.15
 Utility       1996          11.94         0.36          0.97          1.33         (0.44)        --         (0.44)       12.83
 Income        1995           9.87         0.40          2.09          2.49         (0.42)        --         (0.42)       11.94
               1994          10.79         0.46         (1.20)        (0.74)        (0.16)     (0.02)        (0.18)        9.87
               1993(2)       10.00         0.17          0.62          0.79            --         --            --        10.79

AST Putnam     1997        $ 13.19     $   0.33      $   1.85      $   2.18     $   (0.31)  $  (1.42)    $   (1.73)      $13.64
 Balance       1996          12.53         0.32          1.02          1.34         (0.25)     (0.43)        (0.68)       13.19
               1995          10.49         0.26          2.06          2.32         (0.28)        --         (0.28)       12.53
               1994          10.57         0.27         (0.26)         0.01         (0.07)     (0.02)        (0.09)       10.49
               1993(2)       10.00         0.08          0.49          0.57            --         --            --        10.57

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(2) Commenced operations on May 4, 1993.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                   RATIOS OF EXPENSES            RATIOS OF NET INVESTMENT INCOME
                                                                  TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
                                                             -------------------------------     -------------------------------
                     SUPPLEMENTAL DATA                           AFTER            BEFORE             AFTER            BEFORE
    ----------------------------------------------------       ADVISORY          ADVISORY          ADVISORY          ADVISORY
               NET ASSETS AT     PORTFOLIO     AVERAGE        FEE WAIVER        FEE WAIVER        FEE WAIVER        FEE WAIVER
    TOTAL      END OF PERIOD     TURNOVER     COMMISSION      AND EXPENSE       AND EXPENSE       AND EXPENSE       AND EXPENSE
    RETURN      (IN 000'S)         RATE       RATE PAID+     REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT
    ------     -------------     --------     ----------     -------------     -------------     -------------     -------------
    18.15%      $   412,270        116%        $ 0.0209          1.15%             1.15%              1.04%             1.04%
     9.65%          346,211        124%          0.0151          1.16%             1.26%              0.88%             0.78%
    10.00%          268,056         59%              --          1.17%             1.27%              0.88%             0.78%
     2.64%          238,050         49%              --          1.22%             1.32%              0.55%             0.46%
    36.11%          150,646         32%              --          1.52%             1.52%              0.28%             0.28%
    23.92%      $   936,986         41%        $ 0.0640          0.93%             0.93%              1.60%             1.60%
    18.56%          530,497         43%          0.0655          0.97%             0.97%              1.92%             1.92%
    28.91%          288,749         50%              --          0.99%             0.99%              2.50%             2.50%
     2.22%           92,050         60%              --          1.06%             1.06%              2.45%             2.45%
    13.69%           48,385         57%              --          1.22%             1.33%              2.05%             1.94%
    28.66%      $ 1,511,563         94%        $ 0.0628          1.07%             1.08%              0.24%             0.23%
    28.36%          892,324         79%          0.0569          1.10%             1.10%              0.25%             0.25%
    37.98%          431,321        113%              --          1.12%             1.12%              0.51%             0.51%
    (4.51%)         245,645         94%              --          1.18%             1.18%              0.62%             0.62%
    11.87%          157,852         92%              --          1.22%             1.22%              0.35%             0.35%
     5.18%      $   759,888         N/A             N/A          0.60%             0.69%              5.06%             4.98%
     5.08%          549,470         N/A             N/A          0.60%             0.71%              4.87%             4.76%
     5.05%          344,225         N/A              --          0.60%             0.72%              5.38%             5.26%
     3.75%          288,588         N/A              --          0.64%             0.76%              3.90%             3.78%
     2.55%          114,074         N/A              --          0.65%             0.84%              2.53%             2.34%
    26.42%      $   201,143         91%        $ 0.0395          0.90%             0.90%              3.34%             3.34%
    11.53%          123,138         81%          0.0446          0.93%             0.93%              3.14%             3.14%
    26.13%          107,399         71%              --          0.93%             0.93%              4.58%             4.58%
    (6.95%)          71,205         54%              --          0.99%             0.99%              5.11%             5.11%
     7.90%           57,643          5%              --          1.18%(1)          1.18%(1)           5.09%(1)          5.09%(1)
    18.28%      $   357,591        170%        $ 0.0282          1.03%             1.03%              2.81%             2.81%
    11.23%          286,479        276%          0.0516          0.94%             0.94%              2.66%             2.66%
    22.60%          255,206        161%              --          0.94%             0.94%              3.28%             3.28%
     0.09%          145,624         87%              --          0.99%             0.99%              3.08%             3.08%
     5.70%           91,591         46%              --          1.13%(1)          1.13%(1)           2.53%(1)          2.53%(1)
---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                              INCREASE (DECREASE) FROM
                                               INVESTMENT OPERATIONS
                                       --------------------------------------            LESS DISTRIBUTIONS
                           NET ASSET      NET                                   -------------------------------------   NET ASSET
                YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
               ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
 PORTFOLIO  DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------- ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ---------
Federated       1997        $ 12.13      $ 0.75        $ 0.83        $ 1.58       $(0.54)     $(0.06)      $ (0.60)      $ 13.11
 High           1996          11.14        0.56          0.90          1.46        (0.47)         --         (0.47)        12.13
 Yield          1995           9.69        0.38          1.46          1.84        (0.39)         --         (0.39)        11.14
                1994(3)       10.00        0.55         (0.86)        (0.31)          --          --            --          9.69

T. Rowe Price   1997        $ 13.27      $ 0.33        $ 2.03        $ 2.36       $(0.26)     $(0.24)      $ (0.50)      $ 15.13
 Asset          1996          12.01        0.27          1.28          1.55        (0.25)      (0.04)        (0.29)        13.27
 Allocation     1995           9.94        0.26          2.02          2.28        (0.21)         --         (0.21)        12.01
                1994(3)       10.00        0.21         (0.27)        (0.06)          --          --            --          9.94

PIMCO Total     1997        $ 11.11      $ 0.48        $ 0.58        $ 1.06       $(0.45)     $   --       $ (0.45)      $ 11.72
 Return Bond    1996          11.34        0.46         (0.10)         0.36        (0.28)      (0.31)        (0.59)        11.11
                1995           9.75        0.25          1.55          1.80        (0.21)         --         (0.21)        11.34
                1994(3)       10.00        0.26         (0.51)        (0.25)          --          --            --          9.75

INVESCO Equity  1997        $ 13.99      $ 0.31        $ 2.84        $ 3.15       $(0.26)     $(0.37)      $ (0.63)      $ 16.51
 Income         1996          12.50        0.27          1.79          2.06        (0.24)      (0.33)        (0.57)        13.99
                1995           9.75        0.25          2.65          2.90        (0.15)         --         (0.15)        12.50
                1994(3)       10.00        0.16         (0.41)        (0.25)          --          --            --          9.75

Founders        1997        $ 16.80      $(0.05)       $ 1.06        $ 1.01       $   --      $   --       $    --       $ 17.81
 Capital        1996       14.25       (0.03)         2.85          2.82           --       (0.27)        (0.27)        16.80
 Appreciation   1995          10.84       (0.04)         3.54          3.50        (0.09)         --         (0.09)        14.25
                1994(3)       10.00        0.11          0.73          0.84           --          --            --         10.84

T. Rowe Price   1997        $ 12.07      $ 0.09        $ 0.08        $ 0.17       $(0.07)     $(0.08)      $ (0.15)      $ 12.09
 International  1996          10.65        0.06          1.44          1.50        (0.08)         --         (0.08)        12.07
 Equity         1995           9.62        0.07          0.99          1.06        (0.01)      (0.02)        (0.03)        10.65
                1994(3)       10.00        0.02         (0.40)        (0.38)          --          --            --          9.62

T. Rowe Price   1997        $ 10.90      $ 0.20        $(0.57)       $(0.37)      $(0.16)     $(0.26)      $ (0.42)      $ 10.11
 International  1996          10.60        0.23          0.38          0.61        (0.14)      (0.17)        (0.31)        10.90
 Bond           1995           9.68        0.31          0.75          1.06        (0.14)         --         (0.14)        10.60
                1994(4)       10.00        0.27         (0.59)        (0.32)          --          --            --          9.68

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(3) Commenced operations on January 4, 1994.
(4) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS OF EXPENSES              RATIOS OF NET INVESTMENT INCOME
                                                                   TO AVERAGE NET ASSETS             (LOSS) TO AVERAGE NET ASSETS
                                                             ---------------------------------     ---------------------------------
                     SUPPLEMENTAL DATA                           AFTER                                 AFTER
    ----------------------------------------------------       ADVISORY        BEFORE ADVISORY       ADVISORY        BEFORE ADVISORY
               NET ASSETS AT     PORTFOLIO     AVERAGE        FEE WAIVER         FEE WAIVER         FEE WAIVER         FEE WAIVER
    TOTAL      END OF PERIOD     TURNOVER     COMMISSION      AND EXPENSE        AND EXPENSE        AND EXPENSE        AND EXPENSE
    RETURN      (IN 000'S)         RATE       RATE PAID+     REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT
    ------     -------------     --------     ----------     -------------     ---------------     -------------     ---------------
     13.59%      $ 434,420           28%            N/A           0.98%              0.98%              8.83%              8.83%
     13.58%        205,262           43%            N/A           1.03%              1.03%              8.02%              8.02%
     19.57%         83,692           30%             --           1.11%              1.11%              8.72%              8.72%
     (3.10%)        21,308           41%             --           1.15%(1)           1.34%(1)           9.06%(1)           8.87%(1)
     18.40%      $ 213,075           10%       $ 0.0299           1.13%              1.13%              2.95%              2.95%
     13.14%        120,149           31%         0.0366           1.20%              1.20%              3.02%              3.02%
     23.36%         59,399           18%             --           1.25%              1.29%              3.53%              3.49%
     (0.60%)        23,463           32%             --           1.25%(1)           1.47%(1)           3.64%(1)           3.42%(1)
      9.87%      $ 572,100          320%            N/A           0.86%              0.86%              5.56%              5.56%
      3.42%        360,010          403%            N/A           0.89%              0.89%              5.38%              5.38%
     18.78%        225,335          124%             --           0.89%              0.89%              5.95%              5.95%
     (2.50%)        46,493          139%             --           1.02%(1)           1.02%(1)           5.57%(1)           5.57%(1)
     23.33%      $ 602,105           73%       $ 0.0595           0.95%              0.95%              2.54%              2.54%
     17.09%        348,680           58%         0.0603           0.98%              0.98%              2.83%              2.83%
     30.07%        176,716           89%             --           0.98%              0.98%              3.34%              3.34%
     (2.50%)        65,201           63%             --           1.14%(1)           1.14%(1)           3.41%(1)           3.41%(1)
      6.01%      $ 278,258           77%       $ 0.0538           1.13%              1.13%             (0.32%)            (0.32%)
     20.05%        220,068           69%         0.0573           1.16%              1.16%             (0.38%)            (0.38%)
     32.56%         90,460           68%             --           1.22%              1.22%             (0.28%)            (0.28%)
      8.40%         28,559          198%             --           1.30%(1)           1.55%(1)           2.59%(1)           2.34%(1)
      1.36%      $ 464,456           19%       $ 0.0036           1.26%              1.26%              0.71%              0.71%
     14.17%        402,559           11%         0.0255           1.30%              1.30%              0.84%              0.84%
     11.09%        195,667           17%             --           1.33%              1.33%              1.03%              1.03%
     (3.80%)       108,751           16%             --           1.75%(1)           1.77%(1)           0.45%(1)           0.43%(1)
     (3.42%)     $ 130,408          173%            N/A           1.11%              1.11%              4.73%              4.73%
      5.98%         98,235          241%            N/A           1.21%              1.21%              5.02%              5.02%
     11.10%         45,602          325%             --           1.53%              1.53%              6.17%              6.17%
     (3.20%)        15,218          163%             --           1.68%(1)           1.68%(1)           7.03%(1)           7.03%(1)
---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                              INCREASE (DECREASE) FROM
                                               INVESTMENT OPERATIONS
                                       --------------------------------------            LESS DISTRIBUTIONS
                           NET ASSET      NET                                   -------------------------------------   NET ASSET
                YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
               ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
 PORTFOLIO  DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------- ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ---------
Gerger Capital  1997        $ 14.39      $ 0.01        $ 2.36        $ 2.37       $(0.02)     $(0.13)      $ (0.15)      $ 16.61
 Growth         1996          12.40        0.01          2.01          2.02        (0.03)         --         (0.03)        14.39
                1995           9.97        0.04          2.40          2.44        (0.01)         --         (0.01)        12.40
                1994(5)       10.00        0.01         (0.04)        (0.03)          --          --            --          9.97

Founders        1997        $ 11.63      $ 0.03        $ 0.21        $ 0.24       $(0.08)     $(0.01)      $ (0.09)      $ 11.78
 Passport       1996          10.33        0.09          1.24          1.33        (0.03)         --         (0.03)        11.63
                1995(6)       10.00        0.03          0.30          0.33           --          --            --         10.33

T. Rowe Price   1997        $ 14.47      $ 0.14        $ 0.35        $ 0.49       $(0.07)     $(0.32)      $ (0.39)      $ 14.57
 Natural        1996          11.11        0.05          3.35          3.40        (0.02)      (0.02)        (0.04)        14.47
 Resources      1995(6)       10.00        0.04          1.07          1.11           --          --            --         11.11


PIMCO           1997        $ 10.81      $ 0.55        $ 0.22        $ 0.77       $(0.56)     $   --       $ (0.56)      $ 11.02
 Limited        1996          10.47        0.56         (0.15)         0.41        (0.05)      (0.02)        (0.07)        10.81
 Maturity Bond  1995(6)       10.00        0.05          0.42          0.47           --          --            --         10.47

Robertson       1997        $ 10.99      $(0.05)       $ 1.68        $ 1.63       $   --      $   --       $    --       $ 12.62
 Stephens Value     (7)       10.00       (0.01)         1.00          0.99           --          --            --         10.99
 + Growth

AST Janus       1997(8)     $ 10.00      $ 0.02        $ 1.85        $ 1.87       $   --      $   --       $    --       $ 11.87
 Overseas
 Growth

AST Putnam      1997(8)     $ 10.00      $ 0.07        $ 2.16        $ 2.23       $   --      $   --       $    --       $ 12.23
 Value
 Growth & Income

Twentieth       1997(8)     $ 10.00      $ 0.11        $ 1.23        $ 1.34       $   --      $   --       $    --       $ 11.34
 Century
 Strategic
 Balanced

Twentieth       1997(8)     $ 10.00      $(0.03)       $ 1.55        $ 1.52       $   --      $   --       $    --       $ 11.52
 Century
 International
 Growth

T. Rowe Price   1997(8)     $ 10.00      $ 0.06        $ 2.82        $ 2.88       $   --      $   --       $    --       $ 12.88
 Small Company

Marsico         1997(9)     $ 10.00      $ 0.01        $ 0.02        $ 0.03       $   --      $   --       $    --       $ 10.03
 Capital
 Growth

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

 (1) Annualized.
 (5) Commenced operations on October 20, 1994.
 (6) Commenced operations on May 2, 1995.
 (7) Commenced operations on May 2, 1996.
 (8) Commenced operations on January 2, 1997.
 (9) Commenced operations on December 22, 1997.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS OF EXPENSES              RATIOS OF NET INVESTMENT INCOME
                                                                   TO AVERAGE NET ASSETS             (LOSS) TO AVERAGE NET ASSETS
                                                             ---------------------------------     ---------------------------------
                     SUPPLEMENTAL DATA                           AFTER                                 AFTER
    ----------------------------------------------------       ADVISORY        BEFORE ADVISORY       ADVISORY        BEFORE ADVISORY
               NET ASSETS AT     PORTFOLIO     AVERAGE        FEE WAIVER         FEE WAIVER         FEE WAIVER         FEE WAIVER
    TOTAL      END OF PERIOD     TURNOVER     COMMISSION      AND EXPENSE        AND EXPENSE        AND EXPENSE        AND EXPENSE
    RETURN      (IN 000'S)         RATE       RATE PAID+     REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT
    ------     -------------     --------     ----------     -------------     ---------------     -------------     ---------------
    16.68%       $ 185,050          305%       $ 0.0603           0.99%              0.99%              0.07%              0.07%
    16.34%         136,247          156%         0.0614           1.01%              1.01%              0.24%              0.24%
    24.42%          45,979           84%             --           1.17%              1.17%              0.70%              0.70%
    (0.30% )         3,030            5%             --           1.25%(1)           1.70%(1)           1.41%(1)           0.97%(1)
     2.03%       $ 117,938           73%       $ 0.0110           1.35%              1.35%              0.43%              0.43%
    12.91%         117,643          133%         0.0190           1.36%              1.36%              1.25%              1.25%
     3.30%          28,455            4%             --           1.46%(1)           1.46%(1)           0.94%(1)           0.94%(1)
     3.39%       $ 111,954           44%       $ 0.0221           1.16%              1.16%              0.98%              0.98%
    30.74%          88,534           31%         0.0238           1.30%              1.30%              1.08%              1.08%
    11.10%           9,262            2%             --           1.35%(1)           1.80%(1)           1.28%(1)           0.83%(1)
     7.46%       $ 288,642           54%            N/A           0.88%              0.88%              5.71%              5.71%
     3.90%         209,013          247%            N/A           0.89%              0.89%              5.69%              5.69%
     4.70%         161,940          205%             --           0.89%(1)           0.89%(1)           4.87%(1)           4.87%(1)
    14.83%       $ 235,648          219%       $ 0.0568           1.23%              1.23%             (0.59%)            (0.59%)
     9.90%          48,790           77%         0.0529           1.33%(1)           1.33%(1)          (0.56%)(1)         (0.56%)(1)

    18.70%       $ 255,705           94%       $ 0.0158           1.35%(1)           1.35%(1)           0.36%(1)           0.36%(1)
    22.30%       $ 117,438           81%       $ 0.0375           1.23%(1)           1.23%(1)           1.24%(1)           1.24%(1)
    13.40%       $  28,947           76%       $ 0.0337           1.25%(1)           1.35%(1)           2.02%(1)           1.92%(1)
    15.10%       $  33,125          171%       $ 0.0064           1.75%(1)           1.75%(1)          (0.58%)(1)         (0.58%)(1)
    28.80%       $ 199,896            7%       $ 0.0477           1.16%(1)           1.16%(1)           1.20%(1)           1.20%(1)
     0.30%       $   7,299           --        $ 0.0550           1.00%(1)           1.00%(1)           3.62%(1)           3.62%(1)
---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 1997, issued 24 classes of shares of beneficial interest: AST Putnam International Equity Portfolio ("Putnam International Equity"), Lord Abbett Growth and Income Portfolio ("Growth and Income"), JanCap Growth Portfolio ("Growth"), AST Money Market Portfolio ("Money Market"), Federated Utility Income Portfolio ("Utility Income"), AST Putnam Balanced Portfolio ("Balanced"), Federated High Yield Portfolio ("High Yield"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("Total Return Bond"), INVESCO Equity Income Portfolio ("Equity Income"), Founders Capital Appreciation Portfolio ("Capital Appreciation"), T. Rowe Price International Equity Portfolio ("T. Rowe International Equity"), T. Rowe Price International Bond Portfolio ("International Bond"), Berger Capital Growth Portfolio ("Berger Capital Growth"), Founders Passport Portfolio ("Passport"), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), Robertson Stephens Value + Growth Portfolio ("Value + Growth"), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST Putnam Value Growth & Income Portfolio ("Value Growth & Income"), Twentieth Century Strategic Balanced Portfolio ("Strategic Balanced"), Twentieth Century International Growth Portfolio ("International Growth"), T. Rowe Price Small Company Value Portfolio ("Small Company Value"), and Marsico Capital Growth Portfolio ("Marsico Capital Growth") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principals, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or at the direction of, the Board of Trustees.

--------------------------------------------------------------------------------

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security, market index, or currency at a specified price and future date. The seller of the contract agrees to make delivery called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put

--------------------------------------------------------------------------------

option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, such as a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolios's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

--------------------------------------------------------------------------------

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Putnam Investment Management, Inc. for Putnam International Equity, Balanced, and Value Growth & Income; Lord Abbett & Co. for Growth and Income; Janus
Capital Corporation for Growth and Overseas Growth; J. P. Morgan Investment Management Inc. for Money Market; Federated Investment Counseling for Utility Income and High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural Resources, and Small Company Value; Pacific Investment Management Co.
for Total Return Bond and Limited Maturity Bond; INVESCO Trust Co. for Equity Income; Founders Asset Management, Inc. for Capital Appreciation and Passport; Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T.
Rowe International Equity and International Bond; Berger Associates, Inc. for Berger Capital Growth; Robertson, Stephens & Company Investment Management, L.P. for Value + Growth; American Century Investment Management, Inc. for Strategic Balanced and International Growth; and Marsico Capital Management, LLC for Marsico Capital Growth. The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .75%,
 .75%, .75%, .85%, .65%, .75%, .90%, 1.00%, .80%, .75%, 1.00%, .90%, .65%, 1.00%,
1.00%, .75%, .85%, 1.00%, .90%, and .90% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money Market, Utility Income, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity
Income, Capital Appreciation, T. Rowe International Equity, International Bond, Berger Capital Growth, Passport, Natural Resources, Limited Maturity Bond, Value + Growth, Overseas Growth, Value Growth & Income, Strategic Balanced, International Growth, Small Company Value, and Marsico Capital Growth
Portfolios, respectively. The fees for Putnam International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Utility Income are at the rate of .60% for average daily net assets in excess of $50 million, and for Balanced are at the rate of .70% for average daily net assets in excess of $300 million. The Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio during 1997 and, since November 1, 1997, voluntarily waived .05% from its fee for the Growth Portfolio on average daily net assets in excess of $1 billion.

The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .65%, .75%, .40%, .55%, .60%, .60%, .30%, .60%, .65%, .45%,
 .50%, .70%, .60%, and .45% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money Market, Utility Income, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Capital Appreciation, T. Rowe International Equity, International Bond, Berger Capital Growth, Passport, Natural Resources, Limited Maturity Bond, Value + Growth, Overseas Growth, Value Growth & Income, Strategic Balanced, International Growth, Small Company Value, and Marsico Capital Growth Portfolios, respectively. The

--------------------------------------------------------------------------------

Sub-advisors for the Growth, Money Market, and T. Rowe International Equity Portfolios are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond and Marsico Capital Growth, are reduced for Portfolio net assets in excess of specified levels.

The Investment Management Agreement with each Portfolio provides that the Investment Manager will reimburse the Portfolio to prevent its expenses from exceeding a specific percentage limit. During the year ended December 31, 1997, the Investment Manager reimbursed Money Market and Strategic Balanced in the amount of $238,802 and $13,582, respectively.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 1997, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                                      EXPIRATION
                                                                                     DECEMBER 31,
                                                                                -----------------------
                                                                   AMOUNT         2004          2005
                                                                 ----------     --------     ----------
Capital Appreciation...........................................  $3,166,259     $     --     $3,166,259
Limited Maturity Bond..........................................     606,299      606,299             --
Value + Growth.................................................   3,619,886        7,892      3,611,994
Overseas Growth................................................   1,943,421           --      1,943,421
Strategic Balanced.............................................     355,092           --        355,092
International Growth...........................................     225,626           --        225,626

--------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, during the period ended December 31, 1997, were as follows ($ in thousands):

                                        U.S. GOVERNMENT SECURITIES                 OTHER SECURITIES
                                     ---------------------------------     ---------------------------------
                                       PURCHASES            SALES            PURCHASES            SALES
                                     --------------     --------------     --------------     --------------
Putnam International Equity........  $           --     $           --     $      425,935     $      425,960
Growth and Income..................           8,109             21,269            555,171            258,368
Growth.............................              --                 --          1,317,930          1,094,418
Utility Income.....................              --                 --            154,803            119,144
Balanced...........................         234,531            228,482            257,620            269,777
High Yield.........................           7,308              6,876            271,987             76,730
Asset Allocation...................           5,807                275             83,864             16,321
Total Return Bond..................       1,197,416          1,267,253            269,034             58,102
Equity Income......................          16,605              4,833            475,191            319,797
Capital Appreciation...............              --                 --            202,210            170,805
T. Rowe International Equity.......              --                 --            134,593             85,493
International Bond.................           1,568              1,471            220,738            183,519
Berger Capital Growth..............              --                 --            489,257            459,117
Passport...........................              --                 --             76,161             84,692
Natural Resources..................              --                 --             64,251             43,047
Limited Maturity Bond..............         238,995             85,503             49,558             27,245
Value + Growth.....................              --                 --            492,568            311,200
Overseas Growth....................              --                 --            332,226            109,443
Value Growth & Income..............              --                 --            148,264             45,951
Strategic Balanced.................           4,825                 --             33,423             10,211
International Growth...............              --                 --             57,563             27,744
Small Company Value................              --                 --            175,690              5,616
Marsico Capital Growth.............              --                 --              6,378                 --

--------------------------------------------------------------------------------

At December 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                    GROSS            GROSS         NET UNREALIZED
                                                  AGGREGATE       UNREALIZED       UNREALIZED       APPRECIATION
                                                     COST        APPRECIATION     DEPRECIATION     (DEPRECIATION)
                                                  ----------     ------------     ------------     --------------
Putnam International Equity.....................  $  375,161       $ 50,793         $(15,153)         $ 35,640
Growth and Income...............................     785,810        167,311          (15,016)          152,295
Growth..........................................   1,143,981        401,726          (21,533)          380,193
Money Market....................................     760,025             --               --                --
Utility Income..................................     132,632         26,731             (895)           25,836
Balanced........................................     329,116         34,456           (4,555)           29,901
High Yield......................................     410,043         21,129           (1,349)           19,780
Asset Allocation................................     181,278         36,825           (3,904)           32,921
Total Return Bond...............................     750,932          6,797           (1,384)            5,413
Equity Income...................................     517,926         98,176           (3,415)           94,761
Capital Appreciation............................     236,635         56,715          (14,446)           42,269
T. Rowe International Equity....................     396,300         89,073          (46,481)           42,592
International Bond..............................     129,399          1,978           (4,650)           (2,672)
Berger Capital Growth...........................     183,355         13,453          (10,633)            2,820
Passport........................................     106,801         18,002           (6,833)           11,169
Natural Resources...............................      93,500         16,066          (13,348)            2,718
Limited Maturity Bond...........................     340,201          2,877             (835)            2,042
Value + Growth..................................     226,418         19,307          (11,870)            7,437
Overseas Growth.................................     242,071         22,319           (8,948)           13,371
Value Growth & Income...........................     110,884          8,026           (2,414)            5,612
Strategic Balanced..............................      28,430          1,986             (166)            1,820
International Growth............................      32,864          2,081             (873)            1,208
Small Company Value.............................     195,135         22,490           (5,681)           16,809
Marsico Capital Growth..........................      12,225             52              (29)               23

--------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 1997, were as follows (in thousands):

                                                             TOTAL RETURN BOND       LIMITED MATURITY BOND
                                                           ---------------------     ---------------------
                                                           NUMBER OF                 NUMBER OF
                                                           CONTRACTS     PREMIUM     CONTRACTS     PREMIUM
                                                           ---------     -------     ---------     -------
Balance at beginning of year.............................       962      $   669          143      $   44
Written..................................................       750          495           --          --
Expired..................................................    (1,712)      (1,164)        (143)        (44)
Exercised................................................        --           --           --          --
Closed...................................................        --           --           --          --
                                                             ------      -------         ----        ----
Balance at end of year...................................        --      $    --           --      $   --
                                                             ======      =======         ====        ====

                                   APPENDIX B

                 Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

                 Description of Certain Commercial Paper Ratings

Moody's

         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

PART C.      OTHER INFORMATION

ITEM 24.          Financial Statements and Exhibits

         (a)      Financial statements contained in Part A:

                  (1)      Financial Highlights for the period April 19, 1989 (commencement of operations) to June 30, 1998.

                  Financial Statements contained in Part B:

                  (2) Unaudited Financial  Statements for the Trust for the year ended June 30, 1998.

                           (a)      Schedules of Investments as of June 30, 1998;
                           (b)      Statements of Assets and Liabilities as of June 30, 1998;
                           (c)      Statements of Operations for the period ended June 30, 1998;
                           (d)      Statements of Changes in Net Assets for the year ended  December 31, 1996 and the six-month period ended June 30, 1998;
                           (e)      Financial  Highlights  for the period  April 19,
                                    1989 (commencement of operations) to June 30, 1998; and
                           (f)      Notes to Financial Statements.

                  (3) Audited  Financial  Statements  for the Trust for the year ended December 31, 1997.

                           (a)      Independent Auditors' Report;
                           (b)      Schedules of Investments as of December 31, 1997;
                           (c)      Statements of Assets and Liabilities as of December 31, 1997;
                           (d)      Statements of Operations for the year ended December 31, 1997;
                           (e)      Statements of Changes in Net Assets for the years ended December 31, 1996 and
                                    December 31, 1997;
                           (f)      Financial  Highlights  for the period  April
                                    19, 1989  (commencement  of  operations)  to
                                    December 31, 1997; and
                           (g)      Notes to Financial Statements.


         (b)      Exhibits

         vi       1.       (a)      Declaration of Trust of Registrant.

         vi                (b)      Amendment to Agreement and Declaration of Trust of Registrant.

         vi                (c)      Amendment to Declaration of Trust of Registrant.

         vi       2.       By-laws of Registrant.

                  3.       None.

         vi       4.       Articles III and VI of the Registrant's Declaration of Trust and Article 11 of the Registrant's By-laws.

         vi       5.       (a)      Investment   Management   Agreement  between   Registrant  and  American Skandia Life Investment
                                    Management, Inc. for the Lord Abbett Growth and Income Portfolio.

         vi                (b)      Investment   Management   Agreement  between Registrant and American Skandia Life  Investment
                                    Management, Inc. for the JanCap Growth Portfolio.

         vi                (c)      Investment   Management   Agreement  between Registrant and American Skandia Life Investment
                                    Management, Inc. for the AST Money Market.

         vi                (d)      Investment   Management   Agreement  between Registrant and American Skandia  Life  Investment
                                    Management, Inc. for the Federated High Yield Portfolio.

         vi                (e)      Investment   Management Agreement between Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the T. Rowe Price Asset Allocation Portfolio.

         vi                (f)      Investment   Management   Agreement  between Registrant and American  Skandia  Life  Investment
                                    Management, Inc. for the T. Rowe Price International Equity Portfolio.

         vi                (g)      Investment   Management  Agreement between Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the INVESCO Equity Income Portfolio.

         vi                (h)      Investment   Management Agreement between Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the PIMCO Total Return Portfolio.

         vi                (i)      Investment   Management   Agreement  between Registrant and American  Skandia  Life  Investment
                                    Management, Inc. for T. Rowe Price Natural Resources Portfolio.

         vi                (j)      Investment   Management  Agreement between Registrant and  American  Skandia  Life  Investment
                                    Management, Inc. for PIMCO Limited Maturity Bond Portfolio.

         i                 (k)      Investment  Management Agreement between Registrant and American Skandia Investment Services,
                                    Incorporated for the T. Rowe Price International Bond Portfolio.

         ii                (l)      Investment  Management Agreement between Registrant and American  Skandia  Investment
                                    Services,  Incorporated  for the  AST  Janus Overseas Growth Portfolio.

         ii                (m)      Investment  Management  Agreement between Registrant and American Skandia Investment Services,
                                    Incorporated for the T. Rowe Price Small Company Value Portfolio.

         ii                (n)      Investment  Management  Agreement  between Registrant and American Skandia Investment  Services,
                                    Incorporated for the Founders Passport Portfolio.

         ii                (o)      Investment  Management  Agreement  between Registrant and American Skandia Investment Services,
                                    Incorporated for the Twentieth Century International Growth Portfolio.

         ii                (p)      Investment  Management  Agreement between Registrant and American Skandia Investment  Services,
                                    Incorporated for the Twentieth Century Strategic Balanced Portfolio.

         ii                (q)      Investment  Management  Agreement  between  Registrant and American Skandia Investment Services,
                                    Incorporated for the AST Putnam Value Growth & Income Portfolio.

         ii                (r)      Investment Management Agreement between Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Putnam International Equity Portfolio.

         ii                (s)      Investment  Management  Agreement  between Registrant and American Skandia Investment Services,
                                    Incorporated for the AST Putnam Balanced Portfolio.

         v                 (t)      Investment  Management  Agreement  between Registrant and American Skandia Investment Services,
                                    Incorporated for the Lord Abbett Small Cap Value Portfolio.

         v                 (u)      Investment  Management Agreement between Registrant and American Skandia Investment Services,
                                    Incorporated for the Cohen & Steers Realty Portfolio.

         v                 (v)      Investment  Management  Agreement between Registrant and American Skandia Investment Services,
                                    Incorporated for the Stein Roe Venture Portfolio.

         v                 (w)      Investment Management Agreement between Registrant and American Skandia Investment Services,
                                    Incorporated for the Bankers Trust Enhanced 500 Portfolio.

         v                 (x)      Investment Management Agreement between Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the Marsico Capital Growth Portfolio.

         vii               (y)      Investment  Management Agreement between Registrant and American Skandia  Investment  Services,
                                    Incorporated for the Neuberger&Berman Mid-Cap Value Portfolio.

         vii               (z)      Investment Management Agreement between Registrant and American Skandia  Investment  Services,
                                    Incorporated for the Neuberger&Berman Mid-Cap Growth Portfolio.


                           (aa)     Investment  Management Agreement between Registrant and American Skandia  Investment  Services,
                                    Incorporated for the AST Janus Small-Cap Growth Portfolio.

                           (bb)     Investment  Management Agreement between Registrant and American  Skandia  Investment Services,
                                    Incorporated for the AST Oppenheimer Large-Cap Growth Portfolio.

                           (cc)     Investment Management Agreement between Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Kemper Small-Cap Growth Portfolio.


         vii               (dd)     Sub-advisory Agreement between American Skandia Investment Services, Inc. and Lord, Abbett & Co.
                                    for the Lord Abbett Growth and Income Portfolio.

         vi                (ee)     Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Janus
                                    Capital Corporation for the JanCap Growth Portfolio.

         vi                (ff)     Sub-advisory Agreement between American Skandia Investment Services, Inc. and J.P. Morgan
                                    Investment Management Inc. for the AST Money Market Portfolio.

         vi                (gg)     Sub-advisory Agreement between American Skandia Investment Services, Inc. and Federated
                                    Investment Counseling for the Federated High Yield Portfolio.

         vii               (hh)     Sub-advisory Agreement between American Skandia Investment Services,  Inc.  and T. Rowe Price
                                    Associates, Inc. for the T. Rowe Price Asset Allocation Portfolio.

         vi                (ii)     Sub-advisory Agreement between American Skandia Investment Services, Inc. and Rowe
                                    Price-Fleming International, Inc. for the T. Rowe Price International Equity Portfolio.

         vi                (jj)     Sub-advisory  Agreement between American Skandia Investment Services Inc.and Pacific Investment
                                    Management Company for the PIMCO Total Return Portfolio.

         vi                (kk)     Sub-advisory Agreement between American Skandia Investment  Services,  Inc.  and T. Rowe Price
                                    Associates, Inc. for the T. Rowe Price Natural Resources Portfolio.

         vi                (ll)     Sub-advisory Agreement between American Skandia Investment Services, Inc. and Pacific Investment
                                    Management Company for the PIMCO Limited Maturity Bond Portfolio.

         i                 (mm)     Sub-advisory Agreement between American Skandia Investment Services, Incorporated  and  Rowe
                                    Price-Fleming International, Inc. for the T. Rowe Price International Bond Portfolio.

         ii                (nn)     Sub-advisory Agreement between American Skandia  Investment  Services,  Incorporated
                                    and Janus  Capital  Corporation  for the AST Janus Overseas Growth Portfolio.

         ii                (oo)     Sub-advisory Agreement between American Skandia Investment Services, Incorporated and T. Rowe
                                    Price Associates, Inc. for the T. Rowe Price Small Company Value Portfolio.

         vii               (pp)     Sub-advisory Agreement between American Skandia  Investment Services, Incorporated and Founders
                                    Asset Management LLC for the Founders Passport Portfolio.

         ii                (qq)     Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Investors
                                    Research Corporation for the Twentieth Century International Growth Portfolio.

         ii                (rr)     Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Investors
                                    Research Corporation for the Twentieth Century Strategic Balanced Portfolio.

         ii                (ss)     Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Putnam
                                    Investment Management, Inc. for the AST Putnam Value Growth & Income Portfolio.

         ii                (tt)     Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Putnam
                                    Investment Management, Inc. for the AST Putnam International Equity Portfolio.

         ii                (uu)     Sub-advisory Agreement between American Skandia Investment  Services,  Incorporated and Putnam
                                    Investment Management, Inc. for the AST Putnam Balanced Portfolio.

         iv                (vv)     Sub-advisory Agreement between American Skandia Investment Services,  Incorporated and INVESCO
                                    Trust Company for the INVESCO Equity Income Portfolio.


         viii              (ww)     Amendment to Sub-advisory Agreement between American Skandia Investment Services, Incorporated,
                                    INVESCO Trust Company and INVESCO Funds Group, Inc. for the INVESCO Equity Income Portfolio.


         v                 (xx)     Sub-advisory Agreement between American Skandia Investment Services, Incorporated and
                                    Lord, Abbett & Co. for the Lord Abbett Small Cap Value Portfolio.

         v                 (yy)     Sub-advisory Agreement between American Skandia Investment Services,  Incorporated and Cohen &
                                    Steers Capital Management, Inc. for the Cohen & Steers Realty Portfolio.

         v                 (zz)     Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Stein Roe
                                    & Farnham Incorporated for the Stein Roe Venture Portfolio.

         v                 (aaa)    Sub-advisory    Agreement   between American   Skandia   Investment    Services, Incorporated
                                    and  Bankers   Trust   Global Investment  Management for the Bankers Trust Enhanced 500
                                    Portfolio.

         v                 (bbb)    Sub-advisory    Agreement   between American Skandia Investment Services, Incorporated and
                                    Marsico Capital Management, LLC   for   the   Marsico   Capital   Growth Portfolio.

         vii               (ccc)    Sub-advisory Agreement between American Skandia Investment Services, Incorporated and
                                    Neuberger&Berman Management, Incorporated for the Neuberger&Berman MidCap Value Portfolio.

         vii               (ddd)    Sub-advisory    Agreement   between   American   Skandia   Investment    Services,
                                    Incorporated      and       Neuberger&Berman Management, Incorporated for the
                                    Neuberger&Berman MidCap Growth Portfolio.

                           (eee)    Sub-advisory   Agreement   between  American  Skandia  Investment  Services,  Incorporated
                                    and Janus  Capital  Corporation  for the AST Janus Small-Cap Growth Portfolio.

                           (fff)    Sub-advisory Agreement between American Skandia Investment Services, Incorporated  and
                                    OppenheimerFunds, Inc. for the AST Oppenheimer Large-cap Growth Portfolio.

                           (ggg)    Sub-advisory Agreement between American  Skandia Investment Services, Incorporated and Scudder
                                    Kemper Investments, Inc. for the AST Kemper Small-Cap Growth Portfolio

         vi       6.       (a)      Sales Agreement between Registrant and American Skandia Life Assurance
                                    Corporation.

         ii                (b)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.

                  7.       None.


         viii     8.       (a)      Amended and Restated Custody Agreement between Registrant and Morgan Stanley Trust Company.

         viii              (b)      Foreign Custody Manager Delegation Amendment


         vi                (c)      Amended Custodian Agreement between Registrant and Provident National Bank.


         viii              (d)      Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.


         vi                (e)      Amended  Transfer  Agency  Agreement  between   Registrant  and Provident Financial Processing
                                    Corporation.

         vi       9.       (a)      Amended Administration Agreement between Registrant and Provident Financial Processing
                                    Corporation.

         iii               (b)      Service Agreement between American Skandia Investment Services, Incorporated and
                                    Kemper Investors Life Insurance Company.

                  10.      Consent of Counsel for the Registrant.

                  11.      Independent Auditors' Consent.

                  12.      None.

         vi       13.      Certificate re:  initial $100,000 capital.

                  14.      None.

                  15.      None.

                  16.      None

                  17.      Financial Data Schedules.

                  18.      None.
--------------------------

*        To be filed by future amendment.

i Filed as an Exhibit to Post-Effective Amendment No. 18 to Registration Statement, which Amendment was filed via EDGAR on April 30, 1996, and is incorporated herein by reference.

ii Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

iii Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

iv Filed as an Exhibit to Post-Effective Amendment No. 23 to Registration Statement, which Amendment was filed via EDGAR on October 7, 1997, and is incorporated herein by reference.

v Filed as an Exhibit to Post-Effective Amendment No. 24 to Registration Statement, which Amendment was filed via EDGAR on December 19, 1997, and is incorporated herein by reference.

vi Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

vii Filed as an Exhibit to Post-Effective Amendment No. 26 to Registration Statement, which Amendment was filed via EDGAR on May 1, 1998, and is incorporated herein by reference.


viii Filed as an  Exhibit to  Post-Effective  Amendment  No. 27 to  Registration
     Statement, which Amendment was filed via EDGAR on October 16, 1998, and is incorporated herein by reference.


ITEM 25. Persons Controlled By or Under Common Control with Registrant

See Registrant's Prospectus under "Organization and Management of the Trust" and Registrant's Statement of Additional Information under "Management."

ITEM 26.          Omitted

ITEM 27. Indemnification

         Article VIII of the Registrant's Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or any other proceeding, whether civil or criminal, before any court or administrative legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of any undertaking by or on behalf of such Covered Person repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (1) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (providing that a majority of the disinterested Trustees then in the office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant's Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

         With respect to the Sub-Advisors' indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager's indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 (Section 9 in the case of the Sub-Advisory
Agreement for the Jan-Cap Growth Portfolio) of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.          Business and Other Connections of Investment Adviser

         American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut 06484, serves as the investment manager to the Registrant. Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission on April 7, 1998, August 13, 1997, April 11, 1997, October 22, 1996, March 22, 1996 and April 11, 1995, and is
incorporated herein by reference.

ITEM 29. Principal Underwriter

         Registrant's shares are presently offered exclusively as an investment medium for life insurance companies writing both variable annuity and variable life insurance policies. Pursuant to an exemptive order of the Commission, Registrant may also sell its shares directly to the Skandia Qualified Plan and other qualified plans. If Registrant sells its shares to other qualified plans, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Commission and the National Association of Securities Dealers. It is an affiliate of ASISI and American Skandia Life Assurance Corporation, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         The following individuals, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484, are the current officers and/or directors of ASM, Inc.:

Jan R. Carendi                                         Chairman, Chief Executive Officer & Director
Gordon C. Boronow                                      Deputy Chief Executive Officer &Director
Wade A. Dokken                                         President, Deputy Chief Executive Officer & Director
Thomas M. Mazzaferro                                   Executive Vice President, Chief Financial Officer & Director
Anders O. Soderstrom                                   Executive Vice President and Chief Information Officer
Patricia J. Abram                                      Senior Vice President and National Sales Manager, Variable Life
Kimberly A. Bradshaw                                   Vice President & National Accounts Manager
Robert Brinkman                                        Senior Vice President, National Sales Manager
Lucinda C. Ciccarello                                  Vice President, Mutual Funds
William F. Cordner, Jr.                                Vice President, Customer Focus Teams
Walter G. Kenyon                                       Vice President & National Accounts Manager
Lawrence Kudlow                                        Senior Vice President & Chief Economist
N. David Kuperstock                                    Vice President, Product Development & Director
David R. Monroe                                        Treasurer
Michael A. Murray                                      Vice President and National Sales  Manager/American  Skandia Advisor Funds,
                                                       Inc.
Brian O'Connor                                         Vice President & National Sales Manager, Internal Wholesaling
M. Patricia Paez                                       Director
Kathleen A. Pritchard                                  Vice President and National Key Accounts/Financial Institutions
Hayward L. Sawyer                                      Senior Vice President, National Sales Manager & Director
Leslie S. Sutherland                                   Vice President & National Accounts Manager
Amanda C. Sutyak                                       Vice President
Christian Thwaites                                     Senior Vice President, National Marketing Director
Bayard F. Tracy                                        Senior Vice President, National Sales Manager & Director
Mary Toumpas                                           Vice President & Compliance Director
Deborah G. Ullman                                      Senior Vice  President and Chief  Operating  Officer,  Finance and Business
                                                       Operations
M. Priscilla Pannell                                   Corporate Secretary
Kathleen A. Chapman                                    Assistant Corporate Secretary

     Of the above, the following individuals are also officers and/or directors of Registrant: Jan R. Carendi (President, Principal Executive Officer & Trustee); Gordon C. Boronow (Vice President & Trustee); and Thomas M. Mazzaferro (Trustee).

ITEM 30. Location of Accounts and Records

         Records regarding the Registrant's securities holdings are maintained at Registrant's Custodians, PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201. Certain records with respect to the Registrant's securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant's corporate records are maintained at its offices at One Corporate Drive, Shelton, Connecticut 06484. The Registrant's financial and interestholder ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 31. Management Services

         None.

ITEM 32. Undertakings

(a)      none

(b)      none

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholder upon request and without charge if the Registrant includes the information called for by Item 5A of Form N-1A in such annual report.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Shelton and State of Connecticut, on the 28th day of December, 1998.


                                                          By: /s/ Eric C. Freed
                                                              Eric C. Freed
                                                              Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date


/s/ Jan R. Carendi*                         President (Principal                        12/28/98
Jan R. Carendi                              Executive Officer)
                                            and Trustee

/s/ Gordon Boronow*                         Vice President                              12/28/98
Gordon C. Boronow                           and Trustee

/s/ Eric C. Freed                           Secretary                                   12/28/98
Eric C. Freed

/s/ Richard G. Davy, Jr.                    Treasurer (Chief                            12/28/98
Richard G. Davy, Jr.                        Financial and Accounting
                                            Officer)

/s/ David E. A. Carson*                     Trustee                                     12/28/98
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     12/28/98
Julian A. Lerner

/s/ Thomas M. Mazzaferro*                   Trustee                                     12/28/98
Thomas M. Mazzaferro

/s/ Thomas M. O'Brien*                      Trustee                                     12/28/98
Thomas M. O'Brien

/s/ F. Don Schwartz*                        Trustee                                     12/28/98
F. Don Schwartz

                                            *By:  /s/ Eric C. Freed
                                                  Eric C. Freed

     *Pursuant to Powers of Attorney previously filed with Post-Effective Amendment No. 22 to the Registration Statement, as filed with the Commission on April 30, 1997.

                                                       Registration No. 33-24962










                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    EXHIBITS
                   FILED WITH POST-EFFECTIVE AMENDMENT NO. 28
                                  TO FORM N-1A



                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 AND
                         INVESTMENT COMPANY ACT OF 1940


                             AMERICAN SKANDIA TRUST

                                    Exhibits

                                Table of Contents

                  Exhibit Number                                       Description

                  5(aa)                              Investment  Management  Agreement between Registrant and American
                                                     Skandia  Investment  Services,   Inc.  for  AST  Janus  Small-Cap
                                                     Growth Portfolio.

                  5(bb)                              Investment  Management  Agreement between Registrant and American
                                                     Skandia Investment Services,  Inc. for AST Oppenheimer  Large-Cap
                                                     Growth Portfolio.

                  5(cc)                              Investment  Management  Agreement between Registrant and American
                                                     Skandia  Investment  Services,  Inc.  for  AST  Kemper  Small-Cap
                                                     Growth Portfolio.

                  5(fff)                             Sub-advisory   Agreement  between  American  Skandia   Investment
                                                     Services,  Inc. and Janus Capital  Corporation  for the AST Janus
                                                     Small-Cap Growth Portfolio.

                  5(ggg)                             Sub-advisory   Agreement  between  American  Skandia   Investment
                                                     Services,   Inc.   and   OppenheimerFunds,   Inc.   for  the  AST
                                                     Oppenheimer Large-Cap Growth Portfolio.

                  5(hhh)                             Sub-advisory   Agreement  between  American  Skandia   Investment
                                                     Services,  Inc. and Scudder Kemper Investments,  Inc. for the AST
                                                     Kemper Small-Cap Growth Portfolio.

                  10                                 Consent of Counsel for the Registrant

                  11                                 Independent Auditors' Consent

                  17                                 Financial Data Schedules
